================================================================================


COMPLETE APPRAISAL OF REAL PROPERTY
SELF-CONTAINED FORMAT OF REPORT

Franklin Mills
Southeast Quadrant of
Woodhaven Road at Knights Road
Philadelphia, Pennsylvania


================================================================================


As of April 16, 1997



Prepared For:

The Mills Corporation
1300 Wilson Boulevard - Suite 400
Arlington, Virginia
and
Merrill Lynch
World Financial Center
North Tower
New York, New York 10281


Prepared By:
Cushman & Wakefield of Pennsylvania, Inc.
Valuation Advisory Services
Two Logan Square, 20th  Floor
Philadelphia, Pennsylvania  19103

Cushman & Wakefield, Inc.                                     CUSHMAN &
Two Logan Square                                             WAKEFIELD(R)
Philadelphia, PA  19103                              A ROCKEFELLER GROUP COMPANY
(215) 693-4000


April 28, 1997


Ms. Barbara Donovan
Director, Financial Services
The Mills Corporation
1300 Wilson Boulevard, Suite 400
Arlington, Virginia 22209
and
Mr. John Gluszak
Vice President
Investment Banking
World Financial Center
North Tower
New York, New York 10281

Re:   Complete Appraisal Of Real Property
      Self-Contained Format
      Franklin Mills
      Southeast Quadrant of
      Woodhaven Road at Knights Road
      Philadelphia, Pennsylvania

Dear Ms. Donovan:

      In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of Pennsylvania, Inc. is pleased to transmit our report estimating the current and prospective future market value of the leased fee estate in the above referenced real property. The value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report.

      We would particularly note that our estimates of value incorporate a proposed major remerchandising plan. Ownership has demolished a vacant former Sears store and is constructing a 61,000 square foot movie theater on the site. In addition, they will construct a 20,000 square foot restaurant adjoining the theater site. Further, they intend to remerchandise the mall by emphasizing higher end fashion tenants at the north end of the mall, moving towards more discount oriented retailers at the middle of mall with an entertainment focus at the south end anchored by the new movie theater and restaurant. The renovations and remerchandising are projected for 1997 and 1998.

Ms. Barbara Donovan
and
Mr. John Gluszak
November 10, 1997

                                  - Page Two -

      This report was prepared for the Mills Corporation and Merrill Lynch and it is intended only for the specified use of the client. This appraisal is being used for or as part of a securitized financing transaction being arranged by Merrill Lynch. We agree to the distribution of the report to those rating agencies which Merrill Lynch expects to work with on this transaction provided the entire report is provided. It may not be distributed to or relied upon by other persons or entities without written permission of Cushman & Wakefield of Pennsylvania, Inc.

      This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Practice of the Appraisal Foundation. The results of the appraisal are being conveyed in this self-contained report, as agreed. The appraisal and this report were prepared by Gerald B. McNamara, MAI under the supervision of Richard W. Latella, MAI.

      As a result of our analysis, we have formed the opinion that the market value of the leased fee estate in the subject property, As Is, as of April 16, 1997, was:

                    ONE HUNDRED NINETY THREE MILLION DOLLARS

                                 ($193,000,000)

      Furthermore, as a result of our analysis, we have formed the opinion that the prospective future market value of the leased fee estate in the subject property, Upon Completion and At Stabilization as of June 1, 1998, would be:

                       TWO HUNDRED THIRTY MILLION DOLLARS

                                 ($230,000,000)


      This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

CUSHMAN & WAKEFIELD OF PENNSYLVANIA, INC.



/s/Gerald B. McNamara                     /s/Richard W. Latella
Gerald B. McNamara, MAI                   Richard W. Latella, MAI
Associate Director                        Senior Director
Valuation Advisory Services               Valuation Advisory Services
Pennsylvania Certified                    Pennsylvania Certified
General Appraiser #GA-000267-L            General Appraiser #GA-00103-R


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                            Franklin Mills

Location:                                 Woodhaven Road at Knights Road
                                          Philadelphia, Pennsylvania

Interest Appraised:                       Leased fee estate

Date of Value:                            Current Value - April 16, 1997
                                          Prospective Value - June 1, 1998

Date of Inspection:                       April 16, 1997

Ownership:                                Franklin Mills Associates

Land Area:                                136.86 acres

Zoning:                                   ASC - Area Shopping Center District

Highest and Best Use:
      If Vacant:                          Retail development
      As Improved:                        Retail development

Improvements
      Type:                               Enclosed single level retail mall

      Year Built:                         1989

      Type of Construction:               Metal and masonry

      Rentable Building Area
      (After Renovation)                  Anchors            420,966 S.F.  (31%)
                                          Majors             352,560 S.F.  (26%)
                                          Specialty Stores   602,379 S.F.  (43%)
                                                           ---------------------
                                          Total            1,375,905 S.F. (100%)

      Condition:                          Good

      Parking: The mall site contains parking for 7,100 cars or 5.2 spaces per thousand square feet of leasable area.


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary Of Salient Facts And Conclusions
================================================================================

Operating Data and Forecasts
      Current Occupancy:                  96%
      Projected Rental Rate
            Kiosk                         $90.00/S.F
            Food Court                    $40.00/S.F.
            >1,000 S.F:                   $46.00/S.F.
            1,001 S.F - 2,000 S.F.:       $25.00/S.F.
            2,001 - 5,000 S.F.:           $21.00/S.F.
            5,000 - 9,999 S.F.:           $19.00/S.F.
            10,000 + S.F.                 $13.50/S.F.
            Jewelry                       $37.00/S.F.
            Major Tenants (20,000 + S.F.) $12.00/S.F.

Value Indicators As Is of April 16, 1997

Sales Comparison Approach                 $197,000,000 - $200,000,000
Income Capitalization Approach:           $193,000,000

Value Conclusion As Is of April 16, 1997: $193,000,000

Resulting Indicators:
      Price Per S.F. of Rentable Area:    $140.27
      Price Per S.F. of Mall Area:        $320.40

Value Indicators Upon Completion and At Stabilization as of June 1, 1998

Sales Comparison Approach                 $228,000,000 - $231,000,000
Income Capitalization Approach:           $230,000,000

Value Conclusion as of June 1, 1998:      $230,000,000

Resulting Indicators:
      Price Per S.F. of Rentable Area:    $167.16
      Price Per S.F. of Mall Area:        $381.82

Estimate of Exposure Time:                We believe, based on the assumptions
                                          employed in our analysis and based on
                                          our selection of investment parameters
                                          for the property, the value
                                          conclusions represent prices
                                          achievable within nine month's
                                          exposure on the open market.


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary Of Salient Facts And Conclusions
================================================================================

Special Assumptions:                      We would particularly note that our
                                          estimates of value incorporate a
                                          proposed major remerchandising plan.
                                          Ownership has demolished a vacant
                                          former Sears store and is constructing
                                          a 61,000 square foot movie theater on
                                          the site. In addition, they will
                                          construct a 20,000 square foot
                                          restaurant in mall space which adjoins
                                          the theater site. Further, they intend
                                          to remerchandise the mall by
                                          emphasizing higher end fashion tenants
                                          at the north end of the mall, moving
                                          towards more discount oriented
                                          retailers at the middle of mall with
                                          an entertainment focus at the south
                                          end anchored by the new movie theater
                                          and restaurant. The renovations and
                                          remerchandising are projected for 1997
                                          and 1998. Please refer to the complete
                                          list of Assumptions and Limiting
                                          Conditions included at the end of this
                                          report.


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               [GRAPHIC OMITTED]

                                             PHOTOGRAPHS OF THE SUBJECT PROPERTY
================================================================================


                                [GRAPHIC OMITTED]

                                  Interior View



                               [GRAPHIC OMITTED]

                               General Cinema Site

================================================================================


                                       -1-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Photographs of the Subject Property
================================================================================


                                [GRAPHIC OMITTED]

                                  Exterior View



                                [GRAPHIC OMITTED]

                                  Interior View

================================================================================


                                       -2-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    INTRODUCTION
================================================================================

Identification of the Subject Property

      The subject of this appraisal is Franklin Mills, a super regional outlet mall located at the southeast quadrant of the intersection of Woodhaven Road (Route 63) and Knights Road in Philadelphia, Pennsylvania. The property was constructed in 1989 and currently contains four owned anchors (Spiegel, JC Penney, Burlington Coat Factory and Marshalls), one anchor on a land lease (Ports of the World/Boscovs), two non owned anchors (Sam's Wholesale Club and Phar-Mor), ten major stores (in excess of 20,000 square feet) plus 602,379+/- square feet of specialty store space.

      Ownership has demolished a vacant former Sears anchor store and is currently constructing a 61,000 square foot movie theater on the site. Completion of the movie theatre is projected for December, 1997. In addition, they will construct a 20,000 square foot restaurant in mall space which adjoins the theater site. Further, they intend to remerchandise the mall by emphasizing higher end fashion tenants at the north end of the mall, moving towards more discount oriented retailers at the middle of mall with an entertainment focus at the south end anchored by the new movie theater and restaurant. The renovations and remerchandising are projected to be substantially completed by June, 1998. At completion, the mall would contain a rentable area of 1,375,905+/- square feet configured as follows:

================================================================================
                                     Franklin Mills
================================================================================
                                                       As Renovated
--------------------------------------------------------------------------------
            Anchors                                     420,966 S.F.
--------------------------------------------------------------------------------
            Majors                                      360,972 S.F.
--------------------------------------------------------------------------------
            Specialty/Food Court/Kiosks                 602,379 S.F.
--------------------------------------------------------------------------------
            Total Owned                               1,375,905 S.F.
--------------------------------------------------------------------------------
            Non - Owned                                 360,972 S.F.
--------------------------------------------------------------------------------
            Total GLA                                 1,736,877 S.F.
================================================================================

      The site contains a land area of 136.86+/- acres. The property is identified by the City of Philadelphia's Tax Assessor's Office as Ward 88 Book 2 Number 693014 (4301 Woodhaven Road).

Property Ownership and Recent History

      Title to the subject property is held by Franklin Mills Associates. There have been no conveyances, contracts of sale, listings, offers to purchase, or options to purchase involving the subject property during the last three years of which we have knowledge.

      As of the date of appraisal approximately 34,000 square feet of the specialty store space was vacant, indicating an overall vacancy of 5.6% of mall store space. In addition, one 23,254 square foot major tenant space (the former
I. Goldberg space) is vacant. Overall occupancy is 95.8 percent.

================================================================================


                                       -3-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

Purpose, Function, and Scope of the Appraisal

      The purpose of this appraisal is to estimate the market value of the leased fee estate for the subject property As Is of April 16, 1997 as well as the prospective future value estimate of the leased fee estate of the subject property As Completed and Stabilized as of June 1, 1998. This report is to function as a supporting document in the potential financing of the subject property. The scope of our appraisal process included:

o     A detailed physical inspection of the subject property.

o A study of current regional economic trends, nearby neighborhood influences and local market characteristics.

o Interviewed representatives of ownership and the property management company. Reviewed leasing policy, concessions, tenant build-out allowances and history of recent rental rates and occupancy with Mills Corporation personnel.

o     Reviewed a detailed operating history and a budget forecast for 1997.

o Conducted market research of occupancies, asking rents, concessions and operating expenses at competing retail properties, including interviews with on-site managers and a review of our own data base from previous appraisal files.

o Reviewed trade area data for the property as prepared by Equifax National Decision Systems.

o Conducted market inquiries into recent sales of similar regional malls to ascertain sale prices per square foot and capitalization rates.

o Reviewed lease abstracts for all tenants. We have been provided with a current rent roll and other reports for the tenants.

o Estimated market rental rates, absorption, income and expenses for the subject based on available market data and the current market thinking relative to growth in market rents and market absorption.

o A development of the Income Capitalization and Sales Comparison Approaches to the valuation of real property with a reconciliation of the results into a final estimate of market value for the subject. As purchase decisions on real property like the subject are not being based upon the cost of obtaining a site and constructing improvements with equal desirability and utility, the Cost Approach was not utilized in this analysis.

      For this assignment, a complete appraisal of the subject property was performed with the results conveyed in this self-contained report. A complete appraisal involves an estimate of market value without any departure from the Uniform Standards of Professional Appraisal Practice maintained by the Appraisal Foundation. A self-contained report makes a comprehensive presentation of the data and analyses which serve as the basis of our conclusion of value for the subject property.

================================================================================


                                       -4-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

Interest Appraised and Date of Value

      This appraisal concerns itself with the market value of the leased fee estate in the subject property As Is of September 1, 1996 as well as the as well as the prospective future market value of the leased fee estate of the subject property upon completion and stabilized occupancy projected for June 1, 1998. On April 16, 1997, Gerald B. McNamara, MAI of Cushman & Wakefield of Pennsylvania, Inc., inspected the subject property. Richard W. Latella, MAI of Cushman & Wakefield of New York, Inc., has also inspected the property. This appraisal report is prepared as of November 10, 1997.

      Gerald B. McNamara is certified by the Commissioner of Professional and Occupational Affairs of the Commonwealth of Pennsylvania as a General Appraiser. Certificate #GA-000267-L was re-issued to him on June 15, 1995 and will expire on June 30, 1997. Richard W. Latella is also certified by the Commissioner of Professional and Occupational Affairs of the Commonwealth of Pennsylvania as a General Appraiser. Certificate #GA-00103-R was re-issued to him on June 15, 1995 and will expire on June 30, 1997. Copies of these certificates are included among the Addenda to this report.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

      The definition of market value utilized in this report is taken from the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation as follows:

      The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

            1.    Buyer and seller are typically motivated;

            2. Both parties are well informed or well advised, and acting in what they consider their own best interests;

            3.    A reasonable time is allowed for exposure in the open market;

            4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

            5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

      Under Paragraph 3 of the above Definition of Market Value, the value estimate presumes that "a reasonable time is allowed for exposure in the open market". According to Statement on Appraisal Standards #6 of the Appraisal Foundation, Exposure Time is defined as `the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. It is a retrospective estimate based upon an analysis of past events assuming a competitive and open market". Thus, Exposure Time is presumed to precede the effective date of the appraisal. Based upon the analysis which is detailed elsewhere in this report, we estimate a reasonable Exposure Time to have been nine months for a property like the subject at the concluded opinion of value reported.

================================================================================


                                       -5-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

      The definitions of the interests appraised which are utilized in this report are taken from The Dictionary of Real Estate Appraisal, Third Edition
(1993), published by the Appraisal Institute (formerly the American Institute of Real Estate Appraisers), as follows:

      Fee Simple Estate

      Absolute ownership unencumbered by any other interest or estate subject only to the four powers of government.

      Leased Fee Estate

      An ownership interest held by a landlord with the right of use and occupancy conveyed by lease to others; the rights of lessor or the leased fee owner and leased fee are specified by contract terms within the lease.

      Finally, the definitions of other pertinent terms taken from another source for this report is as follows:

      Market Value As Is on Appraisal Date

      Value of the property appraised in the condition observed upon inspection and as it physically and legally exists without hypothetical conditions, assumptions, or qualifications on the effective date of appraisal.

      Market Rent The Dictionary of Real Estate Appraisal, Third Edition (1993)

      The rental income that a property would most probably command on the open market.

      Prospective Value Estimate The Dictionary of Real Estate Appraisal, Third Edition (1993)

      A forecast of value expected to occur at a specified future date. A prospective value estimate is most frequently utilized in connection with real estate projects that are proposed, under construction, under conversion to a new use, or that have otherwise not achieved sellout or stabilized level of long term occupancy at the time the appraisal report is written.

Legal Description

      A legal description of the subject property was not provided to the appraisers of this report.

================================================================================


                                       -6-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               REGIONAL ANALYSIS
================================================================================

Philadelphia Metropolitan Area

      The subject property is located in on the northern border of the City of Philadelphia, the urban center of the Philadelphia Metropolitan Area. The Philadelphia Metropolitan Area, itself, encompasses over 3,500 square miles through the counties immediately surrounding the city in both Pennsylvania and New Jersey. The greater metropolitan area is actually part of a larger economic and geographic entity known as the Delaware Valley, which extends from Trenton, New Jersey at the north to Wilmington, Delaware at the south. The Delaware Valley is a closely integrated market which pervades the many political subdivisions incorporated in it.

Population

      According to the most recent estimate of the Federal Census Bureau, the Philadelphia Metropolitan Area has the fourth largest population in the nation after Los Angeles, New York, and Chicago. The currently reported population of about five million represents a .4 percent increase over that counted in 1990. The statistics indicated population growth in the suburban counties surrounding Philadelphia, with a decline in the city itself. The current population of the City of Philadelphia is reported to be about 1.522 million, a decrease of approximately four percent since 1990. These statistics are significant in that demographers believe population growth is directly tied to employment growth.

================================================================================
                              Population Statistics
                         Philadelphia Metropolitan Area
                                 (In Thousands)
================================================================================
                                                       %                    %
County                            1980      1990    Change       1995     Change
================================================================================
Bucks                             483.8     541.2   + 11.9%      570.6    + 5.4%
--------------------------------------------------------------------------------
Chester                           320.1     376.4   + 17.6%      399.7    + 6.2%
--------------------------------------------------------------------------------
Delaware                          552.2     547.7    - 0.8%      548.2     + .1%
--------------------------------------------------------------------------------
Montgomery                        644.6     678.1    + 5.2%      703.2    + 3.7%
--------------------------------------------------------------------------------
Philadelphia                    1,668.2   1,585.6    - 5.0%    1,521.5    - 4.0%
--------------------------------------------------------------------------------
Burlington                        366.0     395.1    + 8.0%      400.8    + 1.4%
--------------------------------------------------------------------------------
Camden                            472.8     502.8    + 6.4%      506.6     + .8%
--------------------------------------------------------------------------------
Gloucester                        202.1     230.1   + 13.9%      243.1    + 5.7%
--------------------------------------------------------------------------------
Salem                              65.0      65.3    + 0.5%       64.6    - 1.1%
================================================================================
Total Metropolitan Area         4,774.8   4,922.3    + 3.1%    4,958.3     + .7%
================================================================================
Source:  U.S. Census Bureau
================================================================================

Employment

      The traditional economic base of the region was once heavy manufacturing. Concurrent with national trends, the regional economy has now shifted toward a skilled/service oriented base. Approximately 33 percent of the region's 2.15+/- million employees in the wage and salary workforce are now employed in the service industries, as contrasted with the approximate 15 percent employed in manufacturing. Furthermore, another 22 percent of the region's workforce is employed in the wholesale and retail trades, while only 14 percent is employed by government.

================================================================================


                                       -7-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

=======================================================================================================
                                     Philadelphia Metropolitan Area
                                     January Employment Statistics
                                             (In Thousands)
=======================================================================================================
                                              1990          %       1995         %    Variance       %
=======================================================================================================
Manufacturing                                 358.6       16.3      311.8      14.5    - 46.8    - 13.1
-------------------------------------------------------------------------------------------------------
Construction & Mining                          95.4        4.3       73.9       3.4    - 21.5    - 22.5
-------------------------------------------------------------------------------------------------------
Transportation, Communication & Utilities      99.0        4.5      104.5       4.9      +5.5      +5.6
-------------------------------------------------------------------------------------------------------
Wholesale & Retail Trades                     508.0       23.1      482.8      23.5    - 25.2     - 5.0
-------------------------------------------------------------------------------------------------------
Finance, Insurance & Real Estate              167.6        7.6      155.1       7.2    - 12.5     - 7.5
-------------------------------------------------------------------------------------------------------
Services                                      659.1       30.1      717.5      33.4    + 58.4     + 8.9
-------------------------------------------------------------------------------------------------------
Government                                    308.4       14.1      303.3      14.1     - 5.1     - 1.7
-------------------------------------------------------------------------------------------------------
Total Wage & Salary Employment              2,196.1      100.0    2,148.9     100.0    - 47.2     - 2.2
-------------------------------------------------------------------------------------------------------
Total Civilian Labor Force                  2,409.0               2,397.6              - 11.4     - 0.5
-------------------------------------------------------------------------------------------------------
Unemployment                                  114.1                 143.5              + 29.4    + 25.8
-------------------------------------------------------------------------------------------------------
Unemployment Rate                               4.7%                  6.0%
=======================================================================================================
Source:  Pennsylvania Department of Labor and Industry
=======================================================================================================

      According to a recent study by the Federal Reserve Bank of Philadelphia, the Philadelphia metropolitan area had the weakest economy of any labor market in the Tri State area (Pennsylvania, New Jersey and Delaware) in 1995. Job levels declined .5 percent even though the employment rate remained relatively steady. All of the net job loss was in the City of Philadelphia, while in the suburbs, job growth was an anemic .1 percent.

      However, the regional economy has improved in 1996 with most sectors enjoying healthy growth. Manufacturing output turned sharply upward, although manufacturing employment remained weak. Residential construction has turned up sharply. Retail sales in the region are growing a little faster than national figures, with sales of durable goods leading the way. Bank lending has been flat. Every sector in the Tri-State area registered gains in employment in the second quarter with the exception of manufacturing and transportation. Growth in the region is expected to be somewhat weaker in the third and fourth quarters and to remain slower than the nation's for the remainder of the year. Inflation remains in check in the region.

      While only the strongest of manufacturing companies remain in the region, economic leadership is now shared with companies in health care, information processing, pharmaceuticals, education, banking and insurance. A listing of the ten largest employers in Philadelphia County alone bears out this observation. Note that the total civilian labor force, which includes self-employed workers, has generally remained the same since 1990. Wage and salary positions, though, have declined somewhat.

================================================================================


                                       -8-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

=============================================================================================
                                Philadelphia Metropolitan Area
                                January Employment Statistics
                                        (In Thousands)
=============================================================================================
                                              1992       1994      Change     1996     Change
=============================================================================================
Manufacturing                                 318.2      310.1      -2.6%     301.2     -2.9%
---------------------------------------------------------------------------------------------
Construction & Mining                          67.1       71.1      +6.0%      68.3     -3.9%
---------------------------------------------------------------------------------------------
Transportation, Communication & Utilities      98.9      102.2      +3.3%     101.6     -0.6%
---------------------------------------------------------------------------------------------
Wholesale & Retail Trades                     475.9      464.8      -2.3%     482.7     +4.0%
---------------------------------------------------------------------------------------------
Finance, Insurance & Real Estate              156.6      154.6      -1.3%     152.1     -1.6%
---------------------------------------------------------------------------------------------
Services                                      668.8      697.6      +4.3%     719.8     +3.2%
---------------------------------------------------------------------------------------------
Government                                    300.3      302.1      +0.6%     299.7     -0.8%
---------------------------------------------------------------------------------------------
Total Wage & Salary Employment              2,085.8    2,102.5      +0.8%   2,125.4     +1.1%
---------------------------------------------------------------------------------------------
Total Civilian Labor Force                  2,426.0    2,403.2      -0.9%   2,378.1     -1.0%
---------------------------------------------------------------------------------------------
Unemployment                                  168.0      142.6                137.3
---------------------------------------------------------------------------------------------
Unemployment Rate                               6.9%       5.9%                 5.8%
=============================================================================================
Source:  Pennsylvania Department of Labor and Industry
=============================================================================================

      According to the Pennsylvania Department of Labor and Industry, the July, 1996 unemployment rate in the nine county Philadelphia Metropolitan Area was 5.2 percent, as compared to 5.1 percent for the Commonwealth of Pennsylvania and 5.4 percent for the nation as a whole. For the city of Philadelphia, the unemployment rate for July was 4.6 percent.

=========================================================================================================
                                       Largest Non-Public Employers
                                           Philadelphia County
=========================================================================================================
       Employer                             Local Employees                   Product or Service
=========================================================================================================
University of Pennsylvania                       10,900                  Education; Research; Health Care
---------------------------------------------------------------------------------------------------------
Thomas Jefferson University                       7,400                  Education; Research; Health Care
---------------------------------------------------------------------------------------------------------
CoreStates Financial Corporation                  6,100                  Banking; Financial Services
---------------------------------------------------------------------------------------------------------
Bell Atlantic                                     5,600                  Telecommunications
---------------------------------------------------------------------------------------------------------
Allegheny Health                                  5,100                  Education; Health Care
---------------------------------------------------------------------------------------------------------
Aramark, Inc.                                     4,600                  Food Services
---------------------------------------------------------------------------------------------------------
Einstein Healthcare                               4,200                  Education; Health Care
---------------------------------------------------------------------------------------------------------
Cigna Corporation                                 4,100                  Insurance, Financial Services
---------------------------------------------------------------------------------------------------------
ConRail, Inc.                                     3,800                  Rail Freight Transportation
---------------------------------------------------------------------------------------------------------
PECO Energy Company                               3,400                  Public Utility
=========================================================================================================
Source:  Philadelphia Business Journal
=========================================================================================================

Income

      The median effective household buying income or disposable income after federal taxes in the Philadelphia Metropolitan Area is currently estimated to be $39,470 or 28th of the 320 metro markets surveyed. This compares to $33,333 for the Commonwealth of Pennsylvania, $42,247 for the state of New Jersey and $32,238 for the United States as a whole. Philadelphia ranks last in current median household income level in the Metropolitan Area at $27,542 per household.

================================================================================


                                       -9-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

================================================================================
                                Income Statistics
                         Philadelphia Metropolitan Area
================================================================================
                                                 Effective Buying
                                                    Income (In        Median
County                            Households        Thousands)     Household EBI
================================================================================
Bucks                                203,700       $11,424,599       $    48,814
--------------------------------------------------------------------------------
Chester                              143,400         9,732,884            55,798
--------------------------------------------------------------------------------
Delaware                             202,900        10,359,964            42,366
--------------------------------------------------------------------------------
Montgomery                           269,700        16,369,926            47,723
--------------------------------------------------------------------------------
Philadelphia                         571,500        20,080,366            27,542
--------------------------------------------------------------------------------
Burlington                           140,600         7,341,632            44,967
--------------------------------------------------------------------------------
Camden                               178,900         8,049,714            37,788
--------------------------------------------------------------------------------
Gloucester                            83,900         3,700,926            39,978
--------------------------------------------------------------------------------
Salem                                 23,500         1,019,275            38,123
================================================================================
Total                              1,818,100       $88,079,286       $    39,470
================================================================================
Source: Sales & Marketing Management
================================================================================

Linkages

      The Philadelphia Metropolitan Area benefits from an admirable transportation system linking the region to the rest of the nation and points throughout the world. The Port of Philadelphia is one of the largest fresh water ports in the country. The Philadelphia International Airport provides service to most major North American cities and many European destinations. From its central location in the heart of the eastern megalopolis, excellent highway and rail accessibility is also available.

Cultural, Educational and Recreational Resources

      Educational opportunities abound throughout the region, with twelve major colleges and universities located here. There are also four teaching medical college hospitals in the Philadelphia area. As the nation's fourth largest urban center and first capital, cultural and recreational activities available to the populace are widely diverse.

Conclusions

The central core of this metropolitan area, the City of Philadelphia, continues to experience a fiscal crisis precipitated by a diminishing tax base and the increased need for new and costly municipal services. However, the current administration and council are now cooperating to promote fiscal responsibility which is creating a positive response among many. On the other hand, the surrounding suburban counties have been the focus of the region's population and job growth over the last decade. This trend is expected to continue into the next century.

================================================================================


                                      -10-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

      Overall, the Philadelphia Metropolitan Area is an older, densely developed region with a mature economy which can only be expected to grow less and at a slower pace in the months and years to come. Taxes and labor costs throughout the Northeastern United States are higher than elsewhere so that there are fewer opportunities for low cost start-up companies. Fortunately, the patchwork of existing small to mid-sized companies in the Philadelphia Metropolitan Area should protect this region from the severe economic shocks seen in many single industry towns.

      Thus, over the long term, the Philadelphia Metropolitan Area benefits from a diversified economic base which should protect the region from the effects of wide swings in the economy. The region's strategic location along the eastern seaboard and its reputation as a major business center should further enhance the area's long term outlook. The region's real estate market is beginning to give way to some optimism as availabilities are slowly absorbed through the current economic expansion. It is our conclusion that the long term trends of the region should eventually exert positive influences on the values of well located and well designed real property.

Summary

      o Philadelphia is the fifth largest city in the country but, due to the population of its suburbs, it is the fourth largest metropolitan area. Just by sheer size, the region represents a broad marketplace for all commodities including real estate.

      o The region's economy is diversified with the service industries now the largest single sector; manufacturing has stabilized after three decades of decline. The region's economy is now growing though the number of people employed is about the same as it was three years ago due to new business technologies which increase productivity. This has served to lessen demand for most types of space in the Philadelphia Metropolitan Area.

      o Regional economic trends point toward an era of modest growth which, over time, should eventually alleviate the current imbalance between supply and demand for most types of real property. However, only those with a desirable location and functional design will outperform inflation in the general economy.

================================================================================


                                      -11-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               [GRAPHIC OMITTED]

                                                           NEIGHBORHOOD ANALYSIS
================================================================================

Northeast Philadelphia and Bensalem Township

      The subject property lies in the Parkwood neighborhood of Northeast Philadelphia and immediately south of the border between Northeast Philadelphia and Bensalem Township in Bucks County, Pennsylvania, approximately fifteen miles northeast of Philadelphia's central business district. Parkwood is a densely populated residential area of the city which was developed in the Fifties and early Sixties.

      Northeast Philadelphia extends from Bridge Street at the southern end to the Poquessing Creek and Bucks County at the northern end, and from Montgomery County in the west to the Delaware River in the east. Northeast Philadelphia has evolved from a predominately rural area into a densely populated community. Approximately one quarter of a million people now live in this area which is now nearly 100 percent developed. This growth in population was basically brought about by the migration of younger families seeking to escape the overcrowding and decay of other older sections of the city. If Northeast Philadelphia were severed from the rest of Philadelphia, it would become the third largest city in Pennsylvania in terms of population.

      Northeast Philadelphia is primarily a residential community. The principal residential dwelling unit is the attached, "row", or townhouse unit. The Northeast section of the city is characterized by densely populated residential developments. There are also semi-detached and detached, single family dwellings with higher average values than townhouse units. An adequate supply of rental housing is also available, including a large number of garden apartments. Homes are generally well kept, pride of ownership is obvious, and the entire area is considered to be largely stable.

      In conjunction with this population growth, commercial land uses evolved along the main traffic arteries which circulate through Parkwood and the other sections of Northeast Philadelphia. Major regional retail land uses include Roosevelt Mall, Northeast Tower Center and the Franklin Mills Mall. Within Northeast Philadelphia there are also numerous commercial districts catering essentially to pedestrian traffic. These are mainly found along the parts of Torresdale Avenue, Frankford Avenue, Cottman Avenue, Bustleton Avenue, Castor Avenue and Rising Sun Avenue.

      Along with this population explosion has come a corresponding influx industry into Northeast Philadelphia capitalizing on the newly relocated labor force of young, skilled and semi-skilled workers. Presently, Northeast Philadelphia represents one of the more concentrated industrial sections of the city. Within a several miles radius of the subject are located numerous industrial parks and designated industrial districts which form the economic base of this area. The largest of these is the Philadelphia Industrial Park located approximately three miles east of the subject property.

================================================================================


                                      -12-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           Neighborhood Analysis
================================================================================

      Contributing greatly to the neighborhood's desirability is the area's excellent highway and transportation systems. Roosevelt Boulevard is one of the major traffic arteries which traverses Northeast Philadelphia and connects with the Schuylkill Expressway (Interstate 76) to the south and the Philadelphia Interchange of the Pennsylvania Turnpike to the north. The Delaware Expressway (Interstate 95), the other major traffic artery in the area, connects to Center City Philadelphia to the south, and Trenton and New York to the north. Woodhaven Road (Route 63) is a limited access highway for a part of its length connecting the Roosevelt Boulevard with Interstate 95.

      Public transportation is excellent with the Southeastern Pennsylvania Transportation Authority (SEPTA) providing bus and commuter rail service throughout the area. Rail freight is available through ConRail. Located at Grant Avenue, within the center of the Philadelphia Industrial Park, is North Philadelphia Airport. This is principally a private and executive-oriented facility, but one which does provide commuter service to Philadelphia and Newark International Airports.

      As noted, the subject property is located immediately south of the border between Philadelphia and Bensalem Township in Bucks County. Bucks County geographically encompasses 610 square miles. Located north of Philadelphia, the county is divided into 54 municipalities, each possessing the powers of police and taxation. Bensalem Township, which is located on the southeastern boundary of the county, is bordered by the City of Philadelphia to the south, the Delaware River, Bristol Township and Bristol Borough to the east, Lower Southampton Township to the west and Pendel Borough and Middletown Township to the north. The 1990 population figures for the township were 56,788, up 8.4 percent since the 1980 census.

      The growth of Bensalem Township is directly attributable to the excellent transportation system which serves it. Interstate 95, which traverses the township, links Bensalem Township to Philadelphia on the south and Trenton, New Jersey to the north. Access to the Pennsylvania Turnpike, leading to New Jersey to the east and Ohio to the west, is two miles northwest of the subject at U.S. Route 1. U.S. Route 1 provides access to Philadelphia to the south and Trenton to the north. Routes 132, 413 and 513 also serve the township.

      Residential uses in Bensalem Township vary widely and include attached, semi-detached and detached single family dwellings as well as garden apartments and condominiums. The total housing stock of over 15,000 units represents an increase of approximately 56 percent since 1980.

      A wide variety of commercial and office uses are located in Bensalem Township primarily along Street Road and Route 1. Located here are a variety of community and strip shopping centers as well as the Neshaminy Mall, a 950,000 square foot regional mall anchored by Sears, Boscov's and Strawbridge's. In addition, Federal Realty Investor's Trust has recently announced plans to construct a 688,000 square foot retail center to be named Gateway Center on a 196 acre tract located on the north side of Street Road, west of its interchange of I-95. This mixed use development would contain 200 hotel rooms, a 115,000 square foot entertainment center and a 60,000 square foot assisted living facility. This proposal was presented to the Bucks County Planning Commission in July, 1996 and a lengthy approval process is anticipated.

================================================================================


                                      -13-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           Neighborhood Analysis
================================================================================

      Light industrial development in Bensalem Township was fostered by the completion of Interstate 95 in this area in the early 1970's. This area was the first to be developed with industrial parks which attracted businesses from Philadelphia by offering a suburban location with good highway access to the city without the city's onerous tax climate found there. Major industrial park developments in Bensalem Township include the Expressway 95 Industrial Park, Riverview Industrial Park, Metropolitan Industrial Park, and Bridgewater Industrial Park, among others.

      The area immediately surrounding and directly influencing the subject consists of the retail commercial uses of Franklin Mills as well as the peripheral outparcel development. Franklin Mills is a 1.757 million square foot regional mall, anchored by JC Penney, Boscov's, Burlington Coat Factory, Spiegel, Sam's Wholesale Club, and Marshall's. In addition, the mall is surrounded by freestanding stores occupied by Toys R Us and General Cinema. Other significant retail development surrounding the mall includes the Philadelphia Design Center and Liberty Plaza. Philadelphia Design Center is a strip center anchored by Hechingers and with in-line tenants oriented towards home furnishings. Liberty Plaza, is a power shopping center anchored by Service Merchandise and Dicks Sporting Goods. It is proposed that Wal-Mart will soon occupy a former Bradlees store in this center. There is also a new Giant Supermarket planned for this site. Surrounding the mall are residential subdivisions of detached single family, twins and rowhomes as well as several multifamily apartment complexes. The subject neighborhood has easy access to major highways including Interstate 95, U.S. Route 1 and the Pennsylvania Turnpike.

Summary

      In summary, the subject property is situated in a largely built-up location in the Northeast section of Philadelphia and immediately adjacent to the suburban community of Bensalem Township. The area boosts a widely diverse mix of residential, commercial and light industrial uses. This populous area also benefits from being within the fourth largest urban area and the fifth largest city in the country.

o The immediate neighborhood of the subject is characterized by a variety of land uses typical to an urban neighborhood.

o For retail development such as the subject, the advantages of this neighborhood include the density of population and good highway access.

o The disadvantages of this neighborhood relative to suburban locations include declining municipal services and an onerous employee wage tax.

o     The general trend or the neighborhood appears to be stable.

================================================================================


                                      -14-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       MILLS CORPORATION PROFILE
================================================================================

Company Profile

      The Mills Corporation is a full service Washington, D.C. based retail developer with a portfolio of approximately 9.0 million square feet. The company's signature concept, The Mills project, combines anchor and specialty retail stores from all major categories of value retailers in a fully enclosed super-regional mall setting. Founded in 1967 as Western Development Corp., the company focuses primarily on the Mills projects and operates now as the Mills Corp., which went public in April, 1994. The company also owns and operates twelve community centers.

      The typical Mills project ranges in size from 1.5 to 1.8 million square feet of GLA. In aggregate, the four existing projects contain 6,911,000 square feet with approximately 65 anchor and major stores and nearly 800 specialty stores. In 1995 the centers produced aggregate sales of approximately $1.5 billion with specialty tenant sales of $294 per square foot. This compares with $220 per square foot for traditional outlets, $203 per square foot for super-regional malls and $176 per square foot for regional malls. The average occupancy for the four projects was 94.1 percent at year end 1995.

      Three additional Mills super-regional/value-oriented malls are presently underway, including Ontario Mills, Grapevine Mills, and Arizona Mills. In total, these projects represent an additional 4.7 million square feet of GLA for The Mills Corporation portfolio. Ground breaking occurred on July 10, 1996 for Grapevine Mills in Grapevine, Texas (Dallas/Fort Worth) and August 1, 1996 for Arizona Mills in Tempe, Arizona (Phoenix/Mesa). The grand opening of Ontario Mills (Los Angeles) was November 14, 1996. The center reportedly had an overall opening occupancy of 93.0 percent and an average rent of $12.00 to $15.00 per square foot.

      The Mills projects are comprised of a mix of off-price and outlet stores. Collectively, they are referred to as value retail centers.

Value Retail Categories

      Value Retail is generally segmented into the following categories:

      o Manufacturer Factory Outlets are owned and operated by manufacturers. The sell merchandise directly to the consumer, eliminating mark-ups of the traditional distribution channels. These stores feature the same designer names and a major selection from each line. Manufacturer outlets in the Mills include Calvin Klein, Carter's, London Fog and Jockey.

      o Department Store Outlets are operated by nationally or regionally recognized department store chains traditionally found in regional malls. They stock both excess inventory and out-of-season merchandise. Their considerable buying strength allows them to purchase excess merchandise directly from manufacturers and to pass the savings to the consumer in an outlet store format. Department store outlets in the Mills constitute anchor and major stores and include Saks Off Fifth, Neiman Marcus Last Call, and Nordstrom Rack.

================================================================================


                                      -15-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Mills Corporation Profile
================================================================================

      o Specialty Retail Store Outlets are operated by nationally or regionally known specialty retail chains traditionally found in regional malls. These stores are the outlets for excess inventory and out-of-season merchandise of specialty retailers and include Ann Taylor Loft, Benetton, and The Sharper Image. They sell manufacturer overruns, unclaimed orders and off-season items that did not sell in department stores.

      o Off-Price Retailers buy excess inventory from manufacturers of brand-name goods and offer these goods at mid to higher-level price points. Off-price retailers in the Mills include Payless ShoeSource, and Dress Barn.

      o Catalog Outlets are operated by nationally and regionally recognized catalogers which sell at substantial discounts averaging 50 percent below full-retail prices. The merchandise sold by these outlets consists mainly of end-of-season or the previous season's warehoused goods. Catalog outlets in the Mills include ChildCraft, J.C. Penney Catalog Outlet, and Spiegel Outlet.

      o Big Box/Power Stores - superstores and category dominant stores that specialize in a line of goods in a large format qualify as value retailers today. Their critical mass enables them to offer advantageous prices. Toys R' Us was the original category dominant operation with its toy superstores, offering a huge selection of value priced toys and children's goods. Other category dominant stores include Best Buy (home electronics), The Sports Authority (sporting goods), Home Depot (hardware, home improvement) and Bed Bath & Beyond (bath/bed/linen).

      The Mills Corporation has provided us with a profile of their tenant mix at the existing Mills projects along with a projection for the composition of the Ontario project. Provided below is a summary, as of April 1, 1996, of the tenant breakdown.

================================================================================
                           Mills Specialty Tenant Mix
                                As of April 1996
================================================================================
                                Potomac  Franklin   Sawgrass  Gurnee   Ontario
================================================================================
Manufacturers                     35%       23%       32%       34%       46%
Retail Outlets                    25%       32%       14%       33%       29%
Value/Off Price                   26%       33%       46%       25%        6%
Food                               6%        8%        1%        4%        4%
Service                            6%        3%        7%        2%        1%
Catalogs                           1%        1%        0%        2%        0%
Other                            N/A       N/A       N/A       N/A        14%
--------------------------------------------------------------------------------
Total                            100%      100%      100%      100%      100%
================================================================================

Competitive Advantages

      Based in part on data provided by the Urban Land Institute, the Mills' principal advantages and distinctions are:

================================================================================


                                      -16-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Mills Corporation Profile
================================================================================

      o Value Retail Focus -- Each Mills is tenanted almost exclusively by value retailers offering a broad selection of brand-name and other quality merchandise. Each Mills offers significant discounts from prices charged by the traditional department and specialty store tenants of conventional super-regional malls.

      o Size -- The Mills average size is approximately two-thirds larger than a conventional super-regional mall, ranging from approximately
            1.6 to 1.8 million square feet of gross leasable area. Conventional super-regional malls average 972,000 square feet of total occupancy area.

      o Market Area -- The Mills typically serve a primary market area of approximately 40 miles and a secondary market area of up to 100 miles. Conventional super-regional malls typically serve a primary market of 12 miles and a secondary market of 20 miles.

      o Number and Size of Anchor and Major Stores -- Each Mills contains between 14 and 19 anchor/major stores ranging in size from 20,000 to 156,000 square feet of gross leasable area. The typical conventional super-regional mall includes at least three full-line department stores of generally not less than 100,000 square feet of gross leasable area each.

      o Size of Specialty Stores -- Specialty store tenants at the Mills, on average, occupy approximately 3,100 square feet of gross leasable area, compared to approximately 1,875 square feet of gross leasable area at a conventional super-regional mall. This larger store area allows specialty stores to sell a broader selection of merchandise at a lower cost per square foot, thereby producing higher unit volumes with virtually no increase in occupancy cost per unit as compared to a typical super-regional mall.

      o Efficient and Flexible Design -- Approximately 78 percent of the total area of each of the Mills is leasable, compared to an average of 63 percent for conventional super-regional malls. This design results in comparatively lower common area maintenance costs at the Mills due to the smaller sized common area. In addition, the single story design and physical structure of the Mills afford greater flexibility in making configuration changes and expansions than the typical multi-level conventional super-regional mall.

Tourism Draw

      Each Mills property has a tourism program, which promotes the Mills in the travel industry both nationally and internationally, thereby making the Mills a well-recognized tourist attraction. As a result, the Mills have become destination shopping points, attracting, on average, over 13,000 bus tours and hundreds of thousands of individual tourists each year. Potomac Mills, the first Mills project, is recognized as the top rated tourist attraction in the State of Virginia. Sawgrass Mills, near Fort Lauderdale, draws more visitors than any other tourist attraction in the state except for Walt Disney World. According to the Philadelphia Scarborough Report commissioned by The Philadelphia Inquirer, Franklin Mills has been the number one shopping center destination in the greater Delaware Valley since its opening. Based on data supplied by the State of Illinois, Gurnee Mills (with its approximately 16 million visitors each year) draws more visitors than the top three Illinois tourist attractions combined.

================================================================================


                                      -17-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Mills Corporation Profile
================================================================================

      A brief profile of each of the four existing projects is presented below. More detailed financial information particular to each project is contained within the Income Approach section of this appraisal.

Franklin Mills

      Franklin Mills is located off of Interstate 95 at the intersection of Woodhaven and Knights Road in Philadelphia, PA. Franklin Mills contains a total of 1,736,000 square feet with 17 anchor and major tenants and over 200 value-oriented and specialty retailers. The mall opened in 1989. An allocation of the GLA is shown on the following page.

================================================================================
      Component                                 As Renovated            %
================================================================================
      Anchors                                      420,966             24%
--------------------------------------------------------------------------------
      Majors                                       352,560             20%
--------------------------------------------------------------------------------
      Specialty Stores                             602,379             35%
--------------------------------------------------------------------------------
      Total Owned                                1,375,905             79%
--------------------------------------------------------------------------------
      Non - Owned                                  360,972             21%
--------------------------------------------------------------------------------
      Total GLA                                  1,736,877            100%
================================================================================

      Major tenants include Spiegel, JC Penney, Burlington Coat Factory; Bed Bath & Beyond, Saks Off Fifth; Filene's Basement, Last Call from Neiman Marcus; Marshalls; Nordstrom Rack and Ports of the World (Boscovs). Franklin Mills is going through a major construction and remerchandising effort that will bring a new 14 screen movie theatre to the mall, plus a specialty restaurant (Rain Forest Cafe), as well as add major specialty stores such as the GAP, Talbots and Polo.

      A profile of the mall's demographics is shown below.

================================================================================
                                 Franklin Mills
                               Demographic Profile
================================================================================
                             10 Mile       20 Mile       30 Mile       40 Mile
================================================================================
Population                  1,179,154     3,607,676     4,763,994     6,072,609
--------------------------------------------------------------------------------
Average HH Income          $   49,656    $   50,273    $   52,863    $   54,333
--------------------------------------------------------------------------------
% of HH with Income
over $40,000                       51%           49%           52%           54%
--------------------------------------------------------------------------------
Five Year Growth
HH Income 1990-95                  17%           18%           18%           19%
================================================================================
Source: Urban Decision Systems 3/95
================================================================================

================================================================================


                                      -18-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Mills Corporation Profile
================================================================================

Potomac Mills

      Potomac Mills is located at Exit 156 off of Interstate 95 in Woodbridge, Virginia, a suburb of Washington, D.C. Potomac contains 1,655,000 square feet of total GLA featuring five anchors, several major tenants and over 200 value-oriented and specialty retailers. It has been built in three phases between 1985 and 1993. An allocation of the GLA is shown below.

================================================================================
   Component                           GLA                         Percentage
================================================================================
    Anchors                           588,000                          36%
--------------------------------------------------------------------------------
    Majors                            337,000                          20%
--------------------------------------------------------------------------------
Specialty Stores                      650,000                          39%
--------------------------------------------------------------------------------
   Non-Owned                           80,000                           5%
--------------------------------------------------------------------------------
     Total                          1,655,000                         100%
================================================================================

      Major tenants include Burlington Coat Factory; Saks Off Fifth; IKEA; JC Penney Outlet Store; Marshalls; Nordstrom Rack; Spiegel Outlet Store; The Sports Authority and Waccamaw Pottery. Among The Mills projects, Potomac Mills ranks second in aggregate sales, as well as average sales per square foot ($240/SF). Mall shops report average sales of $308 per square foot, while anchors are $197 per foot.

      A profile of the mall's demographics is shown below.

================================================================================
                                  Potomac Mills
                               Demographic Profile
================================================================================
                             10 Mile       20 Mile       30 Mile       40 Mile
================================================================================
Population                    278,956     1,394,541     3,069,540     4,154,066
Average HH Income          $   68,644    $   68,670    $   67,203    $   66,342
--------------------------------------------------------------------------------
% of HH with Income
over $40,000                       74%           70%           64%           65%
--------------------------------------------------------------------------------
Five Year Growth
HH Income 1990-95                  16%           16%           18%           17%
================================================================================
Source: Urban Decision Systems 3/95
================================================================================

Gurnee Mills

      Gurnee Mills is located at the intersection of Interstate 94 and Route 132 in Lake County, IL, midway between Chicago and Milwaukee. Gurnee Mills opened in August, 1991. It contains 1,752,000 square feet with 11 anchors and 230 specialty shops. An allocation of the GLA is shown below.

================================================================================
   Component                           GLA                         Percentage
================================================================================
    Anchors                           663,000                          38%
--------------------------------------------------------------------------------
    Majors                            240,000                          14%
--------------------------------------------------------------------------------
Specialty Stores                      639,000                          37%
--------------------------------------------------------------------------------
   Non-Owned                          210,000                          12%
--------------------------------------------------------------------------------
     Total                          1,752,000                         100%
================================================================================

      Mall shops average about $246 per square foot, while anchors average $193 per foot. The overall average rental rate at Gurnee is approximately $12.13 per square foot, with mall shops averaging $22.38 and anchors averaging $5.90 per square foot. A profile of the mall's demographics is shown on the following page.

================================================================================


                                      -19-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Mills Corporation Profile
================================================================================

================================================================================
                                  Gurnee Mills
                               Demographic Profile
================================================================================
                              10 Mile      20 Mile       30 Mile       40 Mile
================================================================================
Population                    340,737     1,026,399     2,562,724     5,240,830
--------------------------------------------------------------------------------
Average HH Income            $ 55,650    $   68,803    $   63,027    $   55,701
--------------------------------------------------------------------------------
% of HH with Income
over $40,000                       59%           61%           59%           53%
--------------------------------------------------------------------------------
Five Year Growth
HH Income 1990-95                  15%           16%           15%           15%
================================================================================
Source: Urban Decision Systems 3/95
================================================================================

Sawgrass Mills

      Sawgrass Mills was constructed in late 1990 in Sunrise, FL, approximately 11 miles west of Ft. Lauderdale and a thirty minute drive from Miami. The 1,743,000 square foot center has 16 anchors/major tenants and 200+/-value-oriented and specialty retailers. An allocation of the GLA is shown below.

================================================================================
   Component                            GLA                            GLA
================================================================================
    Anchors                           657,000                          38%
--------------------------------------------------------------------------------
    Majors                            268,000                          15%
--------------------------------------------------------------------------------
Specialty Stores                      590,000                          34%
--------------------------------------------------------------------------------
   Non-Owned                          228,000                          13%
--------------------------------------------------------------------------------
     Total                          1,743,000 *                       100%
--------------------------------------------------------------------------------
Excludes 1995/96 expansion of 150,000 S.F.
================================================================================

      Sawgrass Mills is by far the most productive of The Mills properties. Anchored by Burlington Coat, JC Penney Outlet, Marshalls, Target, Brandsmart, Spiegel, Bed Bath & Beyond, and Waccamaw, the center reports aggregate sales of $604.2 million ($335/SF). Mall shops show average sales of $403 per square foot, with anchors at $293. Anchor tenant rents average $7.49 per square foot, while mall shops average $18.99. The overall average rent for the center is reported to be $11.67 per square foot.

      A profile of the mall's demographics is shown below.

                                 Sawgrass Mills
                               Demographic Profile
================================================================================
                              10 Mile      20 Mile       30 Mile       40 Mile
================================================================================
Population                    750,525     2,107,274     3,265,813     4,005,298
--------------------------------------------------------------------------------
Average HH Income            $ 46,549    $   46,311    $   44,701    $   46,311
--------------------------------------------------------------------------------
% of HH with Income
over $40,000                       46%           43%           40%           42%
--------------------------------------------------------------------------------
Five Year Growth
HH Income 1990-95                  16%           14%           15%           14%
================================================================================
Source: Urban Decision Systems 3/95
================================================================================

================================================================================


                                      -20-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Mills Corporation Profile
================================================================================

Proposed/Under Construction

      As noted, 3 new Mills projects are currently underway. Ground has been recently broken on Arizona Mills (Tempe, Arizona) and Grapevine Mills (Dallas/Fort Worth, Texas). Each of these new projects are being developed as a newly formed joint venture with Simon Property Group. An affiliation was also formed with Taubman Realty Group and Grossman Company Properties on the Arizona project.

      Grapevine Mills will be a 1,490,001 square foot project, with 593,120 square feet of specialty shops and food court. Anchors will include Off Fifth-Saks Fifth Avenue, Burlington Coat, Bed Bath & Beyond, GroupUSA, Rain Forest Cafe, and 16 other major tenants. Rental rates for mall shops range from $15.00 to $45.00 per square foot, with an overall average of about $24.00. Anchor leases range from $5.50-$20.00 per square foot, with an average of $9.75. Opening is slated for November 1997.

      Ontario Mills, the company's fifth project, opened its doors in November 1996, with a total GLA of about 1.6 million square feet and 19 anchor stores, 13 of which were leased at opening. The project has a "Racetrack" design and an entertainment component that is a new concept for a Mills. The property opened with an overall occupancy of 93.0 percent and an average rental rate of $12.00 to $15.00 per square foot for all tenants. Mall shop rents average about $22.00 to $23.00 per square foot and opened at 87.0 percent. Anchor stores show average rental rates ranging from $5.00 to $18.00 per square foot, with an overall average of $8.45. The $190.0 million project created some 2,500 construction jobs and another 5,000 permanent jobs at completion. Sales at Ontario Mills are expected to reach at least $250 per square foot in the first year, with mall shops performing at $275 to $280 per square foot in year three.

      Future projects have been announced for Orange, California (The City Mills) and Carlstadt, New Jersey (Meadowlands Mills).

Sales Levels

      We have been provided with detailed sales reports for existing Mills projects. The chart on the following page summarizes the performance of each for calendar year 1995.

=============================================================================================================
                                                MILLS PROJECTS
                                          1995 Sales Results ($000)
=============================================================================================================
                     Franklin Mills           Gurnee Mills           Potomac Mills          Sawgrass Mills
-------------------------------------------------------------------------------------------------------------
                                  Unit                    Unit                   Unit                    Unit
                                  Rate                    Rate                   Rate                    Rate
                     Sales        (SF)       Sales        (SF)       Sales       (SF)       Sales        (SF)
=============================================================================================================
Specialty Shops   $123,124,200    $232    $154,430,127    $246    $180,841,225   $308    $276,575,504    $403
Anchors/Majors*   $161,484,426    $175    $ 90,263,682    $142    $177,676,181   $197    $327,657,475    $293
-------------------------------------------------------------------------------------------------------------
  Total Sales     $284,608,622    $196    $244,693,809    $193    $358,517,406   $240    $604,232,979    $335
  Shops Ratio             45.6%                     63%                    50%                     46%
=============================================================================================================
* Includes Entertainment Shops.
=============================================================================================================

================================================================================


                                      -21-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Mills Corporation Profile
================================================================================

      From the above we see that Sawgrass Mills is by far the most productive of the Mills projects. Specialty shop sales were $276.6 million in 1995, equivalent to $403 per square foot. Shops sales at the other projects range from $232 per square foot at Franklin Mills to $308 per square foot at Potomac Mills. Mall shop sales account for approximately 45 percent to 63 percent of total center sales.

      It is expected that sales at Ontario Mills should equal at least $250 per square foot in its first year. By year three, sales should increase by 10 to 12 percent to $275 to $280 per square foot.

      Provided in the following section is a discussion of the manufacturers outlet segment of the industry, followed by a trade area analysis discussion.

================================================================================


                                      -22-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           MANUFACTURER'S OUTLET MARKET ANALYSIS
================================================================================

Introduction

      Outlet centers are a highly specialized type of retail development having tenant, consumer and market area characteristics different from conventional shopping centers. Manufacturer's outlet centers must also be differentiated from "off-price" shopping centers. Off-price stores are retailers who sell name brand irregular and overrun goods from a variety of manufacturers at discount prices, while outlet stores are owned and operated by the manufacturers to sell their own irregular and overrun goods.

      Dollars and Cents of Off-Price Shopping Centers, previously published by the Urban Land Institute in 1986, provides the following definitions:

      "...an off-price shopping center is defined as a shopping center with multiple tenants, the majority of which (50 percent or more) sell name brand goods at 20 to 60 percent off "retail" prices. This center type may include factory outlet stores as part of its non off-price tenantry."

      "...the outlet center... is a shopping center with multiple tenants, the majority of which (50 percent or more) are factory outlet stores. A factory outlet store is defined as one that functions as a direct outlet for one or more manufacturers. An outlet center may include off-price stores as part of its non-outlet store tenancy. A further distinction between off-price and outlet centers is the outlet center serves an extra regional market area, while the off-price center tends to serve a community/regional market."

      Manufacturer's outlet stores will generally locate only in outlet centers. Since existing conventional shopping centers in the surrounding area are typically not in direct competition for outlet tenants, rents in the outlet centers often bear little relation to rents in nearby conventional shopping centers.

      Outlet stores began as shops attached to the manufacturing plant, which offered irregular and overstocked goods at discount prices. Cities with a concentration of these factory stores, most notably Reading, Pennsylvania, attracted a large clientele drawn from a wide surrounding area. Additional manufacturers began to open stores which were not directly attached to their factories in order to benefit from this consumer traffic. Currently, cities such as Reading; Flemington and Secaucus, New Jersey; and Freeport and Kittery, Maine have developed into destination shopping areas based upon their outlet stores.

      With the success of the outlet format, outlet centers have been developed in areas far removed from manufacturing facilities. Historically, the centers had generally been placed adjacent to major interstate highways, well removed from major cities to avoid direct competition with the retailers who carry the manufacturers' products. Typically, these outlet centers attract customers who are passing through on the highway, as well as serving as day trip destinations for bargain hunting shoppers. Based upon this draw, it is common for major outlet shopping centers to have trade areas extending from 50 to 70 miles, and even more in some instances.

================================================================================


                                      -23-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

      Most manufacturer's outlet centers typically do not have anchor tenants in a traditional sense, but rather depend on a wide variety of well known, high quality manufacturers to draw customers and additional tenants. The exception to this trend is Vanity Fair (VF), Saks and Spiegel, which are anchor tenants for several outlet centers. Vanity Fair often takes stores ranging in size from 20,000 to 30,000 square feet; Saks typically requires 15,000 square feet and Spiegel usually occupies stores with 30,000 square feet.

      A large number of the outlet centers are oriented toward well-educated, upper-middle class consumers who desire top quality name brand goods at discounted prices. This is differentiated from the focus of typical discount department stores toward attracting predominantly middle class shoppers who are generally less quality oriented. However, with the proliferation of outlet stores, some developers have targeted more moderate price outlet tenants. Even so, the emphasis on all outlet tenants is a "discount" from normal retail prices on recognized brands.

Market Trends - Outlet REITs

      During the past two years, the outlet marketplace has been significantly impacted by the tremendous growth in real estate investment trusts (REITs). In the late 1980's and early 1990's, problems in the financial markets resulted in the lack of available financing for factory outlet centers. Development of outlet centers declined and lending became a major issue in the industry. As a result, a number of large REITs were formed for the purpose of developing, acquiring and operating outlet center properties. These REITs have been put together by some of the larger outlet center developers and they have raised over $1.15 billion in capital. A summary of the outlet center REITs initial public offerings is included in the following table.

================================================================================
                                  OUTLET REITs
================================================================================
                                                        Offer         Dollar
      Company                                           Date          Amount
================================================================================
Tanger Factory Outlet Centers                            5/93     $   92,300,000
--------------------------------------------------------------------------------
Factory Stores of America(2)                             6/93        140,200,000
--------------------------------------------------------------------------------
McArthur/Glen Realty (1)                                10/93        212,100,000
--------------------------------------------------------------------------------
Chelsea GCA Realty                                      10/93        254,100,000
--------------------------------------------------------------------------------
Horizon Outlet Centers(1)                               11/93        201,600,000
--------------------------------------------------------------------------------
Prime Retail                                             3/94        250,000,000
================================================================================
Total                                                             $1,150,300,000
================================================================================
(1) McArthur/Glen Realty and Horizon REITs merged in July 1995 to form Horizon Realty Inc.

(2)   Merged with Charter Oak during late 1995
================================================================================

      While a large portion of the capital raised through REIT offerings was used to retire debt and buy out equity partners, another large portion of the capital has gone to fund new acquisitions and development. As such, funds for new development have become more readily available and investment demand for well-located product has increased.

================================================================================


                                      -24-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

      Because of the large influx of REIT investors, there are several aggressive buyers currently in the market. These buyers have shown a preference for properties that have high cash returns and creditworthy tenants. General risks include the concern the "herd" of manufacturers will, at some point, decide to refocus on their core design/manufacturing business and close their outlet operations. Finally, there is the risk that shoppers will tire of outlet shopping and decide they can find as much value shopping sales at the local regional mall or power center. These risks are offset by the generally good to excellent results shown by well-designed centers in good locations around the country. By any measure, the power of the outlet REIT in the industry is measurable.

      According to a September 1995 article in Value Retail News, as of year-end 1994, the previously detailed REITs controlled 39 percent of all outlet centers and 45 percent of the industry's total square footage. After accounting for the Factory Outlet/Charter Oak merger, the figures increase to 42 percent and 50 percent, respectively. Going forward, REIT executives plan to fuel their expansions plans by increasing the outlets' share of total retail sales. Expansion plans for the five major REITs were revealed to Value Retail News recently and are summarized in the following table.

=======================================================================================================
                                              OUTLET REITs
                                 CURRENT INVENTORY AND EXPANSION PLANS
=======================================================================================================
                                                Current
                                               Inventory
      Company                      -----------------------------------        Expansion Plans
                                   Number of Centers    SF in Millions
=======================================================================================================
Tanger Factory Outlet Centers             26                  3.6         One center planned for 1996
-------------------------------------------------------------------------------------------------------
Factory Stores of America                 51                  8.0         Nothing planned for 1996
-------------------------------------------------------------------------------------------------------
Horizon Realty Inc.                       35                  8.4         Two centers planned for 1996
-------------------------------------------------------------------------------------------------------
Chelsea GCA Realty                        17                  3.0         Two centers planned for 1996
-------------------------------------------------------------------------------------------------------
Prime Retail                              17                  3.1         Five centers planned for 1996
=======================================================================================================
Source: Value Retail News
=======================================================================================================

Inventory

      Outlet centers generally range in size from 60,000 to 200,000 square feet, with some centers being opened at even greater sizes. During 1993, a total of 32 outlet centers opened, bringing the industry's project count to 294 and a gross leasable area to nearly 40.0 million square feet. Across the country, only six more projects opened in 1993 than 1992, but the average GLA nearly doubled compared to the previous year. As a result, there was a dramatic increase in the average center size in 1993. Average center size in 1993 was 133,967, compared to an average center size in 1992 of 85,094 square feet.

================================================================================


                                      -25-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

      Fueled by the REITs investment, outlet center development during 1994 surpassed the 300-center benchmark, with a total GLA in excess of 44.0 million square feet. Industry growth during 1994 was impressive, posting the second-highest opening performance in four years. Only pure outlet centers have been included in the statistics; projects with less than 50 percent outlet tenants, such as Mill's megamalls, are excluded. During 1994, 27 new centers came on-line, bringing the nation's total to 311, a net increase of 17 centers after accounting for closures. The average center size in 1994 was 148,176 square feet, a 10.6 percent increase from 1993. Of the 27 outlet centers opened during 1994, seven centers, or 25.9 percent, were in excess of 200,000 square feet.

      Although only 23 new outlet projects opened in 1995, the average GLA was 170,857 square feet, a 15.3 percent increase over the average size of 1994's new projects (148,176 square feet). And although the number of new center openings was the lowest since VRN began tracking the data in 1988, total new phase I GLA for 1995 was 3.93 million square feet, only 1.75 percent below 1994's 4.00 million square feet. Ten of the 23 projects were opened by the five outlet center REIT's. Those ten total 55 percent of the year's new GLA. Horizon Realty led the way with four new centers totaling 715,784 square feet. Prime followed with 3 new centers totaling 683,000 square feet. Among the 11 independent developers opening new centers, Charter Oak Partners was number one with three projects totaling 578,331 square feet.

      The following chart summarizes the number of new centers, total GLA and average GLA of the new centers developed between 1992 through 1995.

================================================================================
                    OUTLET CENTER-NEW CONSTRUCTION STATISTICS
================================================================================
                            Total GLA         %
  Year      New Centers     (millions)      Change     Average GLA      % Change
================================================================================
  1992          26             2.21           --          85,094            --
--------------------------------------------------------------------------------
  1993          32             4.29         +94.1%       133,967          57.4%
--------------------------------------------------------------------------------
  1994          27             4.00        - 6.76        148,176          10.6%
--------------------------------------------------------------------------------
  1995          23             3.93        - 1.75%       170,857          15.3%
--------------------------------------------------------------------------------
  CAGR        -4.0%          +21.15%                      +26.16%
1992-95
================================================================================
Source: Value Retail News
================================================================================

      While the number of centers being built per year has declined at an annual compound growth rate of 4.0 percent, the Total GLA and Average GLA have both increased from 1992 to 1995 at rates of 21.15 percent and 26.16 percent respectively. Without question, outlet centers continue to be larger than in previous years.

      The following chart tracks industry-wide statistics from 1987 through 1995. The statistics include the number of new centers constructed per year, the total number of centers industry-wide (with adjustments for centers closed during the year), and the industry-wide GLA.

================================================================================


                                      -26-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

================================================================================
                        New Outlet Centers and Total GLA
                                    1987-1995
                          (in millions of square feet)
================================================================================
               New            Total Centers
Year         Centers        (Net of Closings)        Total GLA          % Change
================================================================================
1987            --                 108                 13.9                --
--------------------------------------------------------------------------------
1988            34                 142                 18.3              +31.7%
--------------------------------------------------------------------------------
1989            41                 183                 22.4              +22.4%
--------------------------------------------------------------------------------
1990            39                 222                 28.1              +25.4%
--------------------------------------------------------------------------------
1991            27                 249                 32.1              +14.2%
--------------------------------------------------------------------------------
1992            26                 275                 35.1              + 9.3%
--------------------------------------------------------------------------------
1993            32                 294                 39.3              +12.0%
--------------------------------------------------------------------------------
1994            27                 311                 44.4              +13.0%
--------------------------------------------------------------------------------
1995            23                 324                 50.1*             +12.8%
--------------------------------------------------------------------------------
  Compound Annual
    Growth Rate                   14.7%                17.4%
================================================================================
* This is a preliminary figure as of 4/96
================================================================================
Source:  Value Retail News, Outlet Industry Benchmarks
================================================================================

      From 1988 to 1995, the total number of outlet centers nationwide has grown from 108 to 324, an increase of 200 percent. Likewise, the total outlet center GLA nationwide has grown from 13.9 million in 1988 to 50.1 million currently, an increase of 260 percent. This verifies that the centers being constructed today are larger than they have been in the past. The growth of this industry has been enormous, and projections for 1996 do not show a reversal of this trend.

      In 1996, Value Retail News reports that 65 outlet centers are projected to open nationwide in 1996, with a total GLA of 11.5 million. It is anticipated that one third of the proposed centers will be actually developed, which would yield similar results to 1995. These indicators provide good support for the industry in general.

Geographic Distribution of New Development

      The Midwest and Southwest were the most popular areas for new outlet center development during 1993 and 1994. In 1995, the southeast experienced the most activity, followed by the northeast and southwest. Over the past three years, more outlet centers were developed in the southwest than any other region of the country. The midwest ranks second followed by the southeast and the northeast. The northeast and northwest have experienced the smallest amount of outlet center development over the past three years. New outlet center development during 1993 and 1994, by geographic region, is summarized in the following table.

================================================================================


                                      -27-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

====================================================================================================================================
                                         U.S. Outlet Center Development by Geographic Region
                                                             1993 - 1995
====================================================================================================================================
               Projects                    Projects                       Projects
                Opened         % of         Opened          % of           Opened          % of           Total           % of
Region          in 1993        total        in 1994         total          in 1995         total         1993-95          Total
====================================================================================================================================
  NE               3            9.4            5            18.5             5             21.7             13             15.9
------------------------------------------------------------------------------------------------------------------------------------
  MW              10           31.2            6            22.2             4             17.4             20             24.4
------------------------------------------------------------------------------------------------------------------------------------
  SE               3            9.4            4            14.8             8             34.8             15             18.3
------------------------------------------------------------------------------------------------------------------------------------
  SW               8           25.0           10            37.0             5             21.7             23             28.0
------------------------------------------------------------------------------------------------------------------------------------
  NW               8           25.0            2             7.4             1              4.4             11             13.4
====================================================================================================================================
Totals            32          100.0           27           100.0            23            100.0             82            100.0
====================================================================================================================================

Demand for New Development

      According to Value Retail News, for the second year in a row, New Jersey was ranked first on the VRN Outlet Opportunity Index. The index calculates a state's potential outlet center demand by considering the 1995 population, geographic size and existing outlet GLA. After two years at the top of the list, New Jersey has attracted substantial attention from developers. As of September 1995, two megamalls and five outlet centers, totaling 3.0 million square feet, are in the planning stages statewide. The top ten states, as rated by the VRN Outlet Opportunity Index, are summarized in the table on the following page.

================================================================================
                          VRN OUTLET OPPORTUNITY INDEX
================================================================================
                                   Population           Outlet Center
 Rank             State          (in millions)               SF           Index
================================================================================
  1            New Jersey              7.9                  0.84           751
  2            Connecticut             3.3                  0.28           602
  3           Massachusetts            6.0                  0.64           538
  4             Maryland               5.0                  0.55           349
  5               Ohio                11.0                  1.00           222
  6             New York              18.2                  2.50           210
  7             Illinois              11.7                  0.88           210
  8            Mississippi             2.6                  0.07           154
  9            California             31.2                  4.20           111
 10             Virginia               6.5                  0.92            87
================================================================================

      According to William Haueisen, president of Sterling Research, the index favors heavily populated, geographically small states. For example, while California has more outlet GLA (4.2 million SF) than any other state, New Hampshire and Maine have the highest outlet center GLA per capita. Therefore, according to the index, these two states offer few opportunities for outlet center developers. Mr. Haueisen further cautioned that the index should be used as a general guideline because a number of other important factors, such as tourism and outlet center GLA in adjacent states, are not reflected.

================================================================================


                                      -28-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

Average Base Rental Rates

      With the exception of 1991, average base rental rates in outlet centers have increased steadily since 1989. According to the survey published by Value Retail News, average base rental rates increased 4.1 percent, to $13.67 per square foot in 1994. The reported median figure was $14.00 per square foot. Among the 111 chains reporting rental information, approximately 85 percent reported base rental averages between $11.00 and $20.00 per square foot, on a net basis. A summary of historical average base rental rates since 1986 is included in the following table.

================================================================================
                        AVERAGE BASE RENTAL RATES PER SF
================================================================================
                                   Base Rent                   Percent
       Year                         per SF                     Change
================================================================================
       1986                        $ 8.93/SF                     ---
       1987                        $10.46/SF                   17.13%
       1988                        $10.69/SF                    2.20%
       1989                        $10.57/SF                   (1.12%)
       1990                        $12.01/SF                   13.62%
       1991                        $11.99/SF                   (0.17%)
       1992                        $12.24/SF                    2.09%
       1993                        $13.13/SF                    7.27%
       1994                        $13.67/SF                    4.11%
================================================================================
Average Annual Increase                                         5.47%
================================================================================

Average Gross Rental Rates

      In addition to base rental rates, the majority of outlet center leases include percentage rent clauses and require tenants to reimburse the landlord for marketing fund expenditures and the majority of the center's operating expenses. With respect to percentage rent clauses, the average breakpoints according to the Value Retail News survey were $211 per square foot in 1991, $236 per square foot in 1992, $261 per square foot in 1993 and $273 per square foot in 1994. The 4.6 percent increase in the average breakpoint from 1993 to 1994 was most likely the result of contractual rental escalations for existing leases. Outlet retailers' average percentage rent as a percent of sales has decreased from 3.83 percent in 1992 to 3.68 percent in 1994.

      The average marketing costs in outlet centers increased from $1.65 per square foot in 1993 to $1.90 per square foot in 1994. According to Value Retail News, the average for 1994 represents a 9.94 percent compound average annual increase over the 1991 figure of $1.43 per square foot. Typically, outlet retailers will expect to contribute anywhere from $1.50 to $2.50 per square foot to a marketing pool. Outlet retailers reported a 4.69 percent increase in CAM costs from 1993 to 1994. As of year-end 1994, CAM costs averaged $2.90 per square foot, as compared to $2.77 per square foot in 1993 and $2.31 per square foot in 1992.

      According to the survey, average gross rents increased 2.8 percent to $19.80 per square foot in 1994. The reported median figure was $19.00 per square foot. Among the 46 chains reporting gross rental information, more than 60 percent reported gross rental averages between $18.00 and $22.00 per square foot. A summary of historical average gross rental rates since 1992 is included in the following table.

================================================================================


                                      -29-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

================================================================================
                        AVERAGE GROSS RENTAL RATES PER SF
================================================================================
                                Base Rent                Percent
            Year                 per SF                  Change
================================================================================
            1992                $15.93/SF                  --
            1993                $19.25/SF                20.84%
            1994                $19.80/SF                 2.86%
================================================================================

Outlet Center Sales

      As consumers became increasingly value conscious, the outlet segment emerged as a significant industry group. According to estimates prepared by Value Retail News, total outlet industry sales totaled $11.4 billion in 1994, up
15.1 percent from $9.9 million in 1993. However, the significant increase in outlet center sales was primarily fueled by the 1,074 new stores opened during the year. Aggressive pricing by department stores resulted in stagnant sales for many existing outlet center tenants. According to the Value Retail News Comp-store Index, outlet centers posted only a 0.20 percent increase in comparable store sales for year-end 1994. Data through October 1995 indicates that outlet centers have been affected by the general malaise in the national retail market. According to information compiled from 37 retailers, representing 1,454 units, year-to-date October 1995 comparable store sales were down 3.51 percent. Despite the decrease in comparable store sales, the popularity of outlet centers continues to produce dramatic increases in average sales per square foot. Average outlet center sales per square foot have increased at a compound average annual rate of 4.45 percent since 1988. Average outlet sales per square foot from 1988 to 1994 are summarized in the following table. The percent distribution of reporting outlet center chains on a per square foot basis is graphically presented below.

================================================================================
                       AVERAGE OUTLET CENTER SALES PER SF
      Year                              Sales/SF                  % Change
================================================================================
      1988                                $211                       7.7%
      1989                                $233                      10.4%
      1990                                $235                       0.9%
      1991                                $242                       3.0%
      1992                                $240                      (0.8%)
      1993                                $257                       7.1%
      1994                                $274                       6.6%
--------------------------------------------------------------------------------
      Compound Annual Growth                                        4.45%
================================================================================

      Confidential gross sales information in our files for outlet centers nationwide indicate typical average sales in the $225 to $300 per square foot range for the overall center, with many of the individual outlet stores having gross sales in the $300 to $400 per square foot range.

================================================================================


                                      -30-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

      A more recent survey, prepared by the International Council of Shopping Centers, which focused on sales at 90 outlet centers during the Fourth Quarter 1995, with the balance of the report on sales at 133 centers during the First Quarter 1996, reflects sales for factory outlet centers at $225 per square foot, for the year-end December 31, 1995. The 90 participating centers generated total sales of about $3.3 billion, an 18.0 percent increase over sales in 1994. However, since gross leasable area (GLA) at the centers grew at an uneven faster clip than sales in each quarter, the $220 sales per square foot figure represented a 3.0 percent decline from the level in 1994.

====================================================================================================================================
                                          SPACE ALLOCATION AND SALES PSF IN OUTLET CENTERS,
                                              BY KEY STORE TYPE, FOURTH QUARTER, 1995;
                                                 12 MONTHS ENDED DECEMBER 31, 1995;
                                       FIRST QUARTER, 1996; AND 12 MONTHS ENDED MARCH 31, 1996
====================================================================================================================================
                                                                 Rolling 4                                     Rolling 4
      United States                     4th Quarter, 1995        Quarters(1)         1st Quarter, 1996         Quarters(2)
------------------------------------------------------------------------------------------------------------------------------------
                                    % of     Sales/SF    %     Sales/SF  % Chng.   % of   Sales/SF    %      Sales/SF  % Chng.
                                    Total               Chng              Prior    Total             Chng               Prior
                                    Space              Yr. Ago             Yr      Space            Yr. Ago              Yr
====================================================================================================================================
Apparel & Accessories
  Women's Apparel                    20.1%    $  58    -7.9%    $ 215    -7.4%     18.3%    $  39    -4.8%     $ 209    -6.0%
  Men's Apparel                       6.7%    $  66    -7.6%    $ 218    -7.3%      6.4%    $  36    -0.5%     $ 210    -3.0%
  Children's Apparel                  4.0%    $  53    -4.5%    $ 186    -5.5%      3.3%    $  35    -2.3%     $ 183    -0.7%
  Family Apparel                     24.5%    $  73    -0.8%    $ 241    -3.6%     28.0%    $  38      2.1%    $ 218    -0.7%
  Women's Shoes                       2.5%    $  59    -0.3%    $ 229    -0.3%      2.2%    $  50    -8.6%     $ 233      3.1%
  Men's Shoes                         0.7%    $  52    -0.3%    $ 187    -3.8%      0.7%    $  34     10.0%    $ 174    -7.6%
  Family Shoes                        5.6%    $  70    -0.2%    $ 264    -3.6%      6.6%    $  43      0.3%    $ 233    -1.7%
  Shoes Miscellaneous                 3.4%    $  91      6.1%   $ 377    -2.4%      3.4%    $  66      4.7%    $ 349    -0.5%
  Apparel & Accessories               1.3%    $  60    -4.6%    $ 192    -5.9%      1.2%    $  32    -2.4%     $ 182    -4.7%
Subtotal                             68.9%    $  66    -2.9%    $ 234    -4.7%     70.0%    $  40      0.0%    $ 220    -2.2%

Home Furnishings
  Home Ent & Electronics              2.0%    $ 127     19.5%   $ 353     31.9%     2.3%    $  58      8.7%    $ 348     23.7%
  Home Furnishings                    6.8%    $  46    -2.7%    $ 141    -3.6%      7.5%    $  22    -1.8%     $ 129    -2.2%
  Tabletop                            8.3%    $  59    -2.0%    $ 174    -3.9%      8.1%    $  31    -3.3%     $ 167    -4.4%
Subtotal                             17.1%    $  61      3.0%   $ 183      3.6%    17.9%    $  31      0.8%    $ 175      3.0%

Other GAFO Stores
  Luggage & Leather Goods             3.2%    $  73      0.5%   $ 244      0.7%     3.0%    $  42      6.1%    $ 240      2.5%
  Jewelry                             2.0%    $  91      2.6%   $ 262    -0.1%      2.1%    $  41      2.2%    $ 258      4.8%
Subtotal                              5.2%    $  80      2.2%   $ 251      0.7%     5.1%    $  42      4.5%    $ 247      3.6%

Food Service
  Fast Food                           1.8%    $  77    -5.1%    $ 258    -9.0%      1.3%    $  47    -15.5%    $ 264    -9.1%

All Other
  All Other Outlet Stores             5.0%    $  54    -1.9%    $ 153      0.1%     5.0%    $  29    -7.2%     $ 155    -3.8%
  All Non-Outlet Stores               2.0%    $  50    -23.4%   $ 164    -18.4%     0.5%    $  33     10.1%    $ 164    -19.3%

------------------------------------------------------------------------------------------------------------------------------------
Subtotal                              7.0%    $  53    -7.2%    $ 155    -2.4%      5.5%    $  30    -7.2%     $ 157    -5.3%
------------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                         100.0%    $  66    -1.9%    $ 220    -3.0%    100.0%    $  38    -0.2%     $ 210    -1.3%
------------------------------------------------------------------------------------------------------------------------------------
(1)   Rolling 4 Quarters:  Quarters 1 through 4 of 1995 compared with Quarters 1 through 4 of 1994.

(2)   Rolling 4 Quarters:  Quarters 2 of 1995 through Quarter 1 of 1996 compared with Quarter 2 of 1994 through Quarter 1 of 1995.
====================================================================================================================================

================================================================================


                                      -31-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

      According to the above survey, conducted by the International Council of Shopping Centers, the leading merchandise categories by sales per square foot were miscellaneous shoes, at $377.00 per square foot, followed by home entertainment and electronics at $353.00 per square foot, family shoes at $264.00 per square foot, and jewelry at $262.00 per square foot. Regarding home entertainment and electronics, sales per square foot significantly increased by
31.9 percent in 1995 over the previous year. The categories which saw a decline in sales from 1994 to 1995 were women's apparel at 7.4 percent, men's apparel at
7.3 percent and family apparel, which is the largest segment of the index, at
3.6 percent. However, retail sales data for January and February of 1996 indicate a possible turnaround in consumer demand for apparel that may soon translate into higher outlet center sales. The International Council of Shopping Center's Monthly Mall Merchandise Index, and the U.S. Department of Commerce's advanced monthly retail sales for February, and other indicators, contain encouraging signs for apparel sales, which make up the largest sector of the market.

      According to Value Retail News, a unit of the International Council of Shopping Centers, despite several droughts in some parts of the Southwest and Midwest and major flooding and tornadoes in some midwestern states, outlet comp-store sales increased 1.0 percent in May, 1996. Significantly, May was the first back-to-back monthly increase posted on VRNs' Outlet Sales Index since January 1995, and year-to-date comp-store sales increased 1.40 percent. For the month of May, it reflects sales data supplied on a total of 1,763 comp-stores by 45 outlet chains. The 22 reporting apparel chains, operating 859 comp-stores, posted a 1.0 percent gain for the month of May, 1996, with year-to-date comp-store sales down 2.13 percent. The 23 reporting non-apparel chains, operating 904 comp-stores, achieved a 1.12 percent gain, while year-to-date sales were down .35 percent.

Occupancy Costs

      According to Value Retail News, with the exception of a substantial increase in marketing charges, the increase in occupancy costs was moderate over the past year. Occupancy costs are defined by Value Retail News as base rent, operating expenses and marketing charges as a percent of sales. While increases in base rent and common area maintenance costs were generally less than 5.0 percent, marketing costs increased over 15.0 percent. The increase in marketing costs was reportedly the result of a nationwide public relations campaign funded by member companies of the Developers of Outlet Centers (DOC). Despite the significant increase in marketing costs over the past year, total occupancy costs declined, due to strong outlet center sales figures. A summary of historical average occupancy costs since 1992 is included in the following table. The 1995 figures have not yet been published.

================================================================================
                                 OCCUPANCY COSTS
================================================================================
                                     Average                       Percent
      Year                       Occupancy Cost(1)                 Change
================================================================================
      1992                            9.33%                           --
      1993                            9.57%                         2.57%
      1994                            8.73%                        (8.78%)
--------------------------------------------------------------------------------
(1) Base rent, operating expense and marketing as a percent of sales.
================================================================================

================================================================================


                                      -32-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                           Manufacturer's Outlet Market Analysis
================================================================================

      Tenant improvement allowances vary dramatically by tenant, center and location. Typically speaking, retail outlet developers provide a shell tenant improvement package that includes gypsum wallboard, sealed concrete floor, heating and ventilation, restrooms to code and, on many occasions, acoustical tile inserts or other ceiling materials. In addition, the landlord often provides additional tenant improvement funds to induce tenants to sign leases. Tenant improvement allowances over the shell vary, but have averaged between $2.00 and $15.00 per square foot. While this information was not detailed in the 1994 survey, according to previous Value Retail News surveys, average tenant improvement costs over a shell have historically ranged from $5.33 per square foot in 1991 to $6.55 per square foot by 1993.

Shopping Patterns

      The typical outlet shopper is identified in a survey by Data Plan, and supplemented by another survey by The Joy of Shopping magazine. The surveys indicate that outlet shoppers tend to know and understand the concept of an outlet mall, and were interested in price, quality and selection. Approximately one-third of these shoppers used outlet malls as part of their normal shopping activity, and another one-half shopped at an outlet mall at least once per year. Seventy-seven percent of these shoppers live in a metropolitan area and 65 percent stopped because they saw the center as they drove by in an automobile. The average expenditure was $71 per visit.

Summary

      In summary, the market for factory outlet developers and tenants has changed dramatically in the past five years. Overall, there has been a significant increase in interest from tenants resulting in increased levels of product delivery by outlet developers. Typically 70 percent of the tenants in a manufacturers' outlet center are owned by the manufacturer, with the remainder of the tenants generally consisting of restaurants and other specialty retailers. The manufacturer operated retail stores primarily sell first quality, current and past season branded merchandise at significant discounts from retail prices charged by department stores. The outlet stores in these centers usually sell at least 50 percent of their goods under labels owned by the parent company. The outlet center development trend slowed dramatically in the late 1980s and early 1990s as the lack of available bank financing impacted a number of new projects that could be built. However, the recent trend has been for significant capital flowing into REITs which have then fueled new acquisitions and proposed new development. In the next five years, the awareness of factory outlets will be increased dramatically as new products are developed throughout the country, along with possible risks in over-development. At this point, outlet developers and tenants are speculating on possible over-development, but there is still significant interest in the part of outlet retailers as these properties tend to be a good way to roll out new products, test new products and dispose of surplus goods.

      We view the subject to be a well located outlet center. It is accessible and visible within a large and affluent residential population. Also, it is positioned distant enough from competitive properties so that its tenants will have the opportunity to achieve acceptable sales levels.

================================================================================


                                      -33-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 MARKET ANALYSIS
================================================================================

Retail Market Overview

      Nationwide, the retail industry is undergoing a period of restructuring and consolidation after two decades of unparalleled growth. Retail supply is at the saturation point in most metropolitan and suburban markets. Newer retail formats, such as Big Box and large scale discounters, have had a profound impact on the regional mall industry in general and specialty retailers in particular. Value retailers, through the introduction of big boxes, category killers, warehouse clubs and factory outlets, have done a better job in meeting customer demands while traditional mall based retailers have been slow in reacting. To counter this competition, mall owners are attempting to attract destination type entertainment retailers, including large scale cinema operators and restaurant operations, to improve shopper's experience and regain lost market share.

      The growth in personal and household income has widely dispersed and segmented the population base. Lower income households (the bottom 60%) have seen flat or flat income growth over the last twenty years, leading to sharp declines in consumer confidence and retail expenditures and an increasing shift to lower priced goods. Upper income households have seen moderate increases in real income. Rising household wealth, gained primarily through real estate and stock investment as opposed to wages, has allowed regional centers in high income areas to do well.

      Department stores, once considered a retailing dinosaur, have quickly re-emerged as a force. Department stores have emerged from the consolidation of the late 1980's much stronger through streamlined operations and increased productivity. Over the past two years, further consolidations have occurred in the department store industry. Federated Department stores has purchased Broadway, Joseph Hornes and Macy's. The May Company recently purchased Woodward & Lothrop (Wanamakers) as well as the Strawbridge & Clothier chain which were dominant retailers in the Philadelphia region.

      However, some of the renewed strength of department store chains has come through an increased focus on apparel and largely to the detriment of in-line mall specialty stores, long a mainstay of regional malls. National specialty store operators are in the midst of an extensive period of bankruptcies, closures and consolidations. Apparel operators, particularly women's wear, continue to suffer as current consumer focus is on value and convenience. Discounting has depressed gross margins on many mall based retailers, forcing operators to seek lower cost locations outside regional centers in efforts to improve profitability.

      Led by growth in power and community shopping center categories, openings of new shopping centers again rose in 1996 according to an analysis performed by the National Research Bureau. In 1996, 895 shopping centers opened, a 3.2 percent increase over 1995, and the third consecutive annual increase. New growth has been promoted by increased liquidity in the capital markets for real estate. Real estate investment trusts (REITS), securitized debt financing and commercial banks provided the capital for new growth.

================================================================================


                                      -34-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

      According to the NRB study, the greatest growth in number of centers came in the less than 100,000 square foot category, totaling 496 new centers. However, this represented a decline from the 551 new centers in this category constructed during 1995. The largest gain occurred in the 200,001 to 400,000 square foot category, which saw 132 new centers built in 1996. This level indicates an increase of 40 percent over the 94 completions in this size range during 1995. Also, eight new regional malls between 800,000 and 1,000,000 square feet were constructed in 1996. These additions continue a trend which has seen the number of regional malls constructed double every year since 1992, when no new malls in this size range were opened. Pennsylvania ranked eleventh in the nation in new centers constructed with 28 new centers built in 1996.

      The average gross leasable area of retail space per capita for the nation was 19.23 square feet in 1996, up from 18.90 square feet in 1995. Florida had the largest gross leasable area of retail space at 28.05 square feet per person. Pennsylvania ranked 22nd at 18.66 square feet of leasable area per person.

      During the period 1980 through 1996, total retail sales in the United States increased at a compound annual rate of 6.1 percent. Data for the period 1990 through 1996 show that sales growth has slowed to an annual average of 5.0 percent. This information is summarized on the following chart.

================================================================================
                           Total U.S. Retail Sales (1)
================================================================================
                                    Amount                   Annual
            Year                  (Billions)                 Change
================================================================================
1980                              $  957,400                   N/A
--------------------------------------------------------------------------------
1985                              $1,375,027                   N/A
--------------------------------------------------------------------------------
1990                              $1,844,611                   N/A
--------------------------------------------------------------------------------
1991                              $1,855,937                  .61%
--------------------------------------------------------------------------------
1992                              $1,951,589                  5.2%
--------------------------------------------------------------------------------
1993                              $2,074,499                  6.3%
--------------------------------------------------------------------------------
1994                              $2,236,966                  7.8%
--------------------------------------------------------------------------------
1995                              $2,340,817                  4.6%
--------------------------------------------------------------------------------
1996(2)                           $2,465,835                  5.3%
--------------------------------------------------------------------------------
Compound Annual Growth
         Rate
       1980-1996                                             +6.1%
--------------------------------------------------------------------------------
   CAGR: 1990 - 1996                                         +5.0%
================================================================================
1     1985 - 1995 data reflects recent revisions by the U.S. Department of
      Commerce: Combined Annual and Revised Monthly Retail Trade.

2     Preliminary advance estimates.
================================================================================
Source: Monthly Retail Trade Reports Business Division, Current Business
        Reports, Bureau of the Census, U.S. Department of Commerce.
================================================================================

================================================================================


                                      -35-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

Overview

      A retail center's trade area contains people who are likely to patronize that particular retail center. These customers are drawn by a given class of goods and services from a particular tenant mix. A center's fundamental drawing power comes from the strength of the anchor tenants as well as the regional and local tenants which complement and support the anchors. A successful combination of these elements creates a destination for customers seeking a variety of goods and services while enjoying the comfort and convenience of an integrated shopping environment. Including non-owned stores, Franklin Mills contains 1,757,868+/- square feet. As such, the subject can be described as a superregional shopping center.

      The super regional center provides for extensive variety in general merchandise, apparel, furniture, and home furnishings in depth and variety, as well as a variety of services and recreational facilities. It is built around three or more full-line department stores of generally not less than 100,000 square feet. In theory the typical size of a super regional center is about 800,000 square feet of gross leasable area. In practice, the size ranges from about 600,000 to more than 2,000,000 square feet. Source: Urban Land Institute Dollars and Cents of Shopping Centers - 1995.

Trade Area Analysis

      In order to define and analyze the market potential for Franklin Mills, it is important to first establish the boundaries of the trade area from which the subject will draw its customers. In some cases, defining the trade area may be complicated by the existence of other retail facilities on main thoroughfares within trade areas that are not clearly defined or whose trade areas overlap with that of the subject.

      The geographic area from which a steady, sustaining patronage is obtained for a shopping center is referred to as a trade area. These patrons are drawn by a given class of goods and services from a particular tenant mix. A center's fundamental drawing power comes from the strength of the anchor tenants as well as the regional and local tenants which complement and support the anchors. The successful combination of these elements created a destination for customers seeking a variety of goods and services while enjoying the comfort and convenience of an integrated shopping environment.

      To define and analyze the market potential for the subject, it is important to first establish the boundaries of the trade area from which the subject will draw its customers. In some cases, defining the trade area may be complicated by the existence of other retail facilities on main thoroughfares within trade area that are not clearly defined or whose trade areas overlap with that of the subject.

      To understand the subject property in its proper context, we must examine the nature of the most direct competition. The subject has three malls in its market area, Neshaminy, Oxford Valley and Willow Grove Mall. As an outlet mall, the subject's marketing emphasis and trade area is somewhat different than a traditional regional mall. However, the presence of regional malls in the primary trade area has significant impact on the buying patterns of neighborhood residents. Provided on the following pages are profiles of each of these competitive centers.

================================================================================


                                      -36-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

Competitive Center #1                     Neshaminy Mall
Location:                                 U.S. Route 1 and Rockhill Road
                                          Bensalem, Pennsylvania

      Neshaminy Mall is a regional mall located approximately 3 miles north of the subject. Containing 945,000 square feet of rentable area, this center was constructed in 1968 and most recently renovated in 1995. Anchors include Sears, Strawbridge's and Boscov's. The $6.8 million 1995 renovation included moving the food court, renovation of the mall common areas and conversion and renovation of a former Bon-Ton Department store to a Boscov's department store. In July, 1996, the Strawbridge & Clothier chain was sold to the May Company. The May Company will operate the Strawbridge & Clothier stores as well as the Hecht's department stores in the Philadelphia area (formerly Wanamakers) under the name Strawbridge's.

      Ownership is considering a Phase III of the mall to include a 24 screen movie theater to be operated by AMC plus additional retail space. Finally, ownership reports that there is interest by JC Penney to occupy a fourth anchor pad space to be constructed at the front of the mall adjoining the new food court. However, final plans for Phase III or a potential fourth anchor have not been announced.

      Inline mall space at Neshaminy Mall is currently 88 percent leased. The current vacancy is higher than historical levels. A portion of the vacancy was a result of bankruptcies which occurred in 1995, primarily affecting the apparel sector. Another portion of the vacancy was planned to create larger spaces for such tenants such as Disney and Eddie Bauer.

      Mall store sales were $256 per square foot in 1995. CAM costs are currently $10.69 per square foot.

Competitive Center #2                     Oxford Valley Mall
Location:                                 Route 1 and Oxford Valley Road,
                                          Middletown Township
                                          Bucks County, Pennsylvania

      Oxford Valley Mall is a 1.12 million square foot two level regional mall which was constructed in 1973 and is located nine miles northeast of the subject. The mall was developed as part of a 300+/- acre site which encompasses Sesame Place plus single and multi-story office buildings. Anchors of the mall include Macy's, Sears, JC Penney and Strawbridge's. The most recent renovation was in 1990. There has been a proposal to convert a vacant second floor Woolworth's to a food court, but that has not yet commenced. Current occupancy at the Oxford Mall is 95%. CAM expenses are $11.98 per square foot. Total mall store sales in 1995 were $252 per square foot and are projected to increase by 3 percent in 1996. Mall store sales have been negatively impacted by the construction of a new power center across from the mall, The Court at Oxford Valley. Major tenants in the Court at Oxford Valley include Dicks Sports, Home Place and Best Buy.

================================================================================


                                      -37-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

Competitive Center #3                     Willow Grove Mall
Location:                                 Route 63 and Easton Road
                                          Abington Township
                                          Montgomery County, Pennsylvania

      Willow Grove Mall is a 961,000 square foot regional mall located in Abington Township, Montgomery County. The Willow Grove Mall is located approximately 11 miles from the subject. When Willow Grove Mall opened in 1982, it was expected to operate as a fashion mall due to the income characteristics of its immediate trade area. The original anchors of the mall included Abraham and Strauss, B. Altman and Bloomingdales. However, the center is now oriented more toward the middle market with the anchors being Sears, Strawbridge's and Bloomingdales.

      Mall stores reported sales of $358 per square foot in 1995 and the current occupancy of the malls stores is 96 percent. Current CAM costs for mall tenants are $12.79 per square foot.

Trade Area Definition

      Franklin Mills is located on Woodhaven Road (Route 63) approximately 1 mile east of Interstate 95 and approximately 3 miles west of US Highway #1 (Roosevelt Boulevard). This location makes it one of the more accessible retail locations within the greater Philadelphia area. The advantage of highway proximity has the effect of expanding the center's trade area by virtue of reducing travel time for residents in more distant locations. As discussed in the previous section, the location and accessibility of competing centers also has direct bearing on the formation and make-up of a particular area.

      Franklin Mills is the major retail center in this trade area. The balance of area retail facilities act as a traffic generators that increases the area's status as a destination retail hub.

      To summarize, the foundation of our analysis in the delineation of the trade area of the subject may be summarized as follows:

      1. Highway accessibility including area traffic patterns, geographical constraints and nodes of residential development.

      2. The position and nature of the area retail structure including the location of destination retail centers and the strength and composition of the retail infill.

      3. The size, anchor tenancy and merchandising composition of the tenant(s), both as existing and as proposed.

      As an super regional outlet mall, it is typical that the subject would attract customers from a large trade area. On balance, we have established a total trade area for the subject on the basis of a 60 mile radius emanating from the center. So as to add some perspective to our analysis, we have segregated this survey as prepared by Equifax National Decision Systems (ENDS) into 10, 40 and 60 mile concentric circles. We believe that the 10 mile radius constitutes the primary market. This report is provided in the Addenda. The chart below presents relevant statistics for the total trade area as segregated by primary and secondary components.

================================================================================


                                      -38-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

================================================================================
                                Subject Property
                   Estimated Trade Area Market Support Factors
================================================================================
                                          10 Mile       40 Mile       60 Mile
                                          Primary      Secondary     Secondary
                                        Trade Area     Trade Area    Trade Area
================================================================================
Population
      1990 Census                        1,192,949     6,004,278     10,450,192
      1996 Estimate                      1,186,232     6,107,319     10,751,532
      2001 Projection                    1,180,784     6,155,103     10,911,361
% Compound Annual Change:
1990-1996                                    -.09%           .28%           .47%
1996-2001                                    -.09%           .16%           .30%
--------------------------------------------------------------------------------
Households
      1990 Census                          439,447     2,203,426      3,814,371
      1996 Estimate                        450,255     2,313,191      4,043,780
      2001 Projection                      452,352     2,348,892      4,142,795
% Compound Annual Change:
1990-1996                                      .41%          .81%           .98%
1996-2001                                      .09%          .31%           .49%
--------------------------------------------------------------------------------
Average Household Income - 1996 (Est.)  $   55,355    $   59,948    $    60,792
--------------------------------------------------------------------------------
Median Household Income - 1996 (Est.)   $   44,638    $   46,910    $    47,768
--------------------------------------------------------------------------------
Median Age                                   36.50         35.76          35.97
--------------------------------------------------------------------------------
1990 Median Home Value                  $  101,020    $  123,587    $   138,191
================================================================================
Source: Equifax National Decision Systems
================================================================================

Population

      Once the market has been established, the focus of our analysis centers on the trade area's population. ENDS provides historical, current and forecasted population estimates for the total trade area. Patterns of development density and migration are reflected in the current levels of population estimates. The report provided in the Addenda presents the statistics on the basis of the radii discussed above.

      As is demonstrated, there has been a small decline in population in the subject's ten mile primary trade area between 1990 and 1996. Over the next five years, ENDS reports that the population will continue to decline gradually. The ten mile primary trade area encompasses a portion of the City of Philadelphia which has experienced overall declines in population over the last two decades. Despite these losses, the neighborhood remains densely populated. Approximately, 1,186,000 people are located within a ten mile radius of the subject.

      We note that the declines in population in the primary trade area are more than offset by the gains in the 40 to 60 mile secondary trade area. Both radii have shown moderate gains over the last six years, and the rate of population increase is anticipated to increase over the next five years. Regardless of the recent declines in population in the primary trade area, the overall population density of the primary and secondary trade area is highly favorable for retail development.

================================================================================


                                      -39-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

Households

      A household consists of all the people occupying a single housing unit. While individual member of a household purchase goods and services, these purchases actually reflect household needs and decisions. Thus, the household is a critical unit to be considered when reviewing market data and forming conclusions about the trade area as it impacts the retail center.

      National trends indicate that the number of households are increasing at a faster rate than the growth of the population. Several noticeable changes in the way households are being formed have caused the acceleration in this growth, specifically:

      The population in general is living longer on average. This results in an increase of single and two person households.

      The divorce rate increased dramatically during the last two decades, again resulting in an increase in single person households.

      Many individuals have postponed marriage, thus also resulting in more single person households.

      Both the primary and secondary trade areas have experienced increases in households in the period between 1990 and 1996. This trend is expected to continue over the next five years. Consistent with the national trend, the trade area is experiencing household growth at rates in excess of population changes primarily due to factors mentioned above. Correspondingly, a greater number of smaller households with fewer children generally indicates more disposable income. In 1996, there were 2.63 persons per household in the ten mile primary trade area and by 2001, it is forecasted to decrease to 2.61.

Trade Area Income

      Income levels, either on a per capita, per family or household basis, indicate the economic level of the residents of the market area and form an important component of this total analysis. More directly, average household income, when combined with the number of households, is a major determinant of an area's retail sales potential. The trade area income figures support the profile of a broad-based middle income market. According to ENDS, average household income within the total trade area in 1996 was estimated at $60,792. Trade area income statistics are exhibited below.

================================================================================
                            Average Household Income
================================================================================
                    Area                               Income
================================================================================
                  10 Mile                              $55,355
--------------------------------------------------------------------------------
                  40 Mile                              $59,848
--------------------------------------------------------------------------------
                  60 Mile                              $60,792
================================================================================

================================================================================


                                      -40-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

Retail Sales

      Retail sales in the Philadelphia Metropolitan Area are currently estimated to approach $44 billion annually. The Philadelphia area ranked fifth nationally behind Chicago, Los Angeles, New York and Washington, D.C. in total retail sales for 1995, the last year for which statistics are currently available. Retail sales in this metropolitan area have increased at a compound annual rate of 3.6 percent since 1989. Within Philadelphia, the annual retail sales for 1995 were estimated to be about $8.9 billion, unchanged from the previous year sales.

      Sales and Marketing Management Magazine projects that retail sales in the Philadelphia region will increase to $51.8 billion by the year 2000, reflecting a compound annual change of 3.6 percent for the five year period. For Philadelphia County, retail sales are projected to increase to $9.9 billion by the year 2000, reflecting a compound annual change of 2.0 percent.

================================================================================
                                  Retail Sales
             Philadelphia Metropolitan Area and Philadelphia County
                                 (In Thousands)
================================================================================
                          Metropolitan                 Philadelphia
        Year              Philadelphia      % Change      County        % Change
================================================================================
        1989              $35,816,878          --       $7,661,352          --
--------------------------------------------------------------------------------
        1990              $36,033,312       + 0.6%      $7,741,383       + 1.1%
--------------------------------------------------------------------------------
        1991              $35,120,446       - 2.5%      $7,451,387       - 3.8%
--------------------------------------------------------------------------------
        1992              $39,811,716      + 13.4%      $8,447,600      + 13.4%
--------------------------------------------------------------------------------
        1993              $43,480,561       + 2.6%      $8,323,384       - 1.5%
--------------------------------------------------------------------------------
        1994              $43,480,561        +6.4%      $8,985,763        +8.0%
--------------------------------------------------------------------------------
        1995              $44,309,612         1.9%      $8,950,479         -.4%
--------------------------------------------------------------------------------
      2000 (Est).         $51,804,581                   $9,883,537
--------------------------------------------------------------------------------
Compound Annual Change
    (1989 -1995)                             +3.2%                        +2.6%
================================================================================
Projected Compound Annual
  Change (1995 - 2000)                       +3.6%                        +2.0%
================================================================================
Source: Sales & Marketing Management Magazine 1990-1996
================================================================================

The Subject Property

      Franklin Mills is currently undergoing a major renovation and remerchandising. At the south end of the mall, the former Sears store has been demolished and a new 61,000 square foot, 14 screen General Cinema movie theater will be constructed. The existing freestanding General Cinema movie theater will be demolished. It is projected that the new theater will be constructed by December, 1997.

      Adjoining the movie theater, ownership is projecting a new 20,000 square foot Rain Forest Cafe Theme restaurant. The restaurant is proposed for a May, 1998 opening. Following completion of the theater and restaurants, the south end of the mall will have a concentration of entertainment uses.

================================================================================


                                      -41-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

      Conversely, the north end of the mall is projected for new upscale and fashion tenants. Saks Fifth Avenue recently expanded from 28,000 to 46,000 square feet. Saks will also be opening a Saks Final Stop store at the north end by the Fall of 1997. Other fashion tenants which will be occupying the north end include The GAP, Perry Ellis, Polo, Talbots, Kenneth Cole, and Estee Lauder.

      Upon completion of the remerchadising plan, the orientation of the mall will have fashion and upscale tenants at the northern end, moving to more value oriented retailers in the middle and entertainment in the southern portion. Other significant projected changes include the following:

o TJ Maxx and Marshalls, both of which had stores at Franklin Mills, merged operations in 1996. TJ Maxx closed their store, effective January, 1997. Neiman Marcus, which currently occupies 34,918 square feet, will downsize and occupy the 26,900 square foot former TJ Maxx space. Saks Last Stop will occupy the former 34,918 square foot Neiman Marcus store.

o I. Goldberg vacated their lease on 23,254 square feet. Saks Last Stop is currently occupying this space until it can move in to the former Neiman Marcus space. The former I. Goldgerg space will be available for lease by late Summer of 1997.

o Mall store sales were $232 per square foot in 1995 and increased to $268 per square foot in 1996. Typical CAM charges, real estate and use and occupancy taxes for mall specialty tenants are estimated at $15.84 per square foot in 1997. In addition, mall tenants pay a marketing/promotion fee of between $1.00 and $5.50 per square foot.

o As of the date of appraisal approximately 34,000 square feet of the specialty store space was vacant, indicating an overall vacancy of 5.6% of mall store space. This is a significant improvement from mid year 1996 when mall vacancy was approximately 117,000 square feet. In addition, the 23,254 square foot former I. Goldberg space will be available by the end of the summer of 1997.

Conclusion

      A metropolitan and locational overview was presented which highlighted important points about the study area and demographic and economic data specific to the trade area were presented. The trade area profile discussed encompassed a radii based analysis that was established based upon a study of the competitive retail structure. Marketing information relating to these sectors was presented and analyzed to determine patterns of change and growth as they impact the subject. Next we discussed the subject neighborhood's retail sales history along with its performance potential over the near term. The given data is useful in establishing quantitative dimensions of the total trade area, while our comments serve to provide qualitative insight into this market. A compilation of this data provides the basis for our projections and forecasts for the subject property. The following summarizes our key conclusions.

================================================================================


                                      -42-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Market Analysis
================================================================================

      o The area surrounding the subject is densely populated. There are current approximately 1,186,000 people living within a ten mile radius of the subject and approximately 10,751,000 people living within a sixty mile radius. While the immediate 10 mile trade area is expected to show modest declines in population over the next five years, the total trade area is expected to show increases.

      o Access to the site is excellent. The subject lies on Woodhaven Road near its intersection with Interstate 95. The subject also lies near US Highway 1, an important local commuting and commercial arteries.

      o The subject property is current undergoing a major reconstruction and remerchandising. The former Sears store has been demolished and a new movie theater will be constructed in its place. The orientation of the mall will change with a concentration of high end retail tenants at the north end with more value oriented retailers in the middle and entertainment at the south end.

      o Franklin Mills presents a viable economic concept which should meet with continued market acceptance through aggressive promotion and competent management.

Exposure Time

      Exposure Time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the estimated market value on the effective date of the appraisal. It is a retrospective estimate based upon analysis of past events assuming a competitive and open market. Thus, exposure time is presumed to precede the effective date of the appraisal.

      According to a recent Cushman & Wakefield survey, investors project an exposure time ranging from three to nine months for all types of retail property, with an average of 6.5 months. Similarly, our conversations with active commercial brokers indicate than an exposure time of nine months would be appropriate for the subject.

================================================================================


                                      -43-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               [GRAPHIC OMITTED]

                                                            PROPERTY DESCRIPTION
================================================================================

Site Description
Location:                     Southeast quadrant of Woodhaven and Knights Roads
                              Philadelphia, Pennsylvania

Shape:                        Irregular

Area:                         136.86+/- Acres

Frontage:                     The site has frontage along Franklin Mills Circle,
                              a ring road surrounding the mall.

Topography/Terrain:           Generally level and at street grade.

Street Improvements:          Franklin Mills Circle is macadam paved and has
                              concrete curbs and street lighting.

Soil Conditions:              We did not receive nor review a soil report.
                              However, we assume that the soil's load-bearing capacity is sufficient to support the existing structures. We did not observe any evidence to the contrary during our physical inspection of the property. The tract's drainage appears to be adequate.

Utilities:
      Water:                  City of Philadelphia

      Sewer:                  City of Philadelphia

      Telephone:              Bell Atlantic

      Electricity:            PECO Energy

      Gas:                    Philadelphia Gas Works

Land Use Restrictions:        We were not given a title report to review. We do
                              not know of any easements, encroachments or restrictions that would adversely affect the site's use. However, we recommend a title search to determine whether any adverse conditions exist.

Flood Hazard:                 According to Community Panel No. 420757 0129 F,
                              National Flood Insurance Rate Map, effective
                              August 2, 1996, the subject is in Flood Hazard
                              Zone X, an area of minimal flooding and, therefore, does not require flood hazard insurance.

================================================================================


                                      -44-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               [GRAPHIC OMITTED]

                                                            Property Description
================================================================================

Wetlands:                     We were not given a wetlands survey. If subsequent
                              engineering data reveal the presence of regulated wetlands, it could materially affect property value. We recommend a wetlands survey by a competent engineering firm.

Hazardous Substances:         We observed no evidence of toxic or hazardous
                              substances during our inspection. However, we are not trained to perform technical environmental inspections and recommend the services of a professional engineer for this purpose.

Comments:                     Overall, the subject site is typical of large
                              commercial sites in the area, functionally adequate and well suited for its existing use.
                              Externally, no deleterious influences were noted.

Improvements Description

      The site is improved with a single story super regional outlet mall known as Franklin Mills. The improvements were constructed in 1989 and are currently undergoing a major construction and remerchandising effort. The following is a more complete description of the improvements.

General Description
      Year Built:             1989

      Rentable Area
      (After Renovations):    Anchors:                    420,966 S.F.
                              Major Tenants:              360,972 S.F.
                              Specialty Tenants:          588,748 S.F.
                              Food Court:                  12,850 S.F.
                              Kiosks:                         781 S.F.
                                                        --------------
                              Total:                    1,375,905 S.F.

Construction Detail
      Foundations:            Reinforced concrete footings, reinforced concrete
                              slab on grade.

      Framing:                Structural steel.

      Floors:                 Finished concrete slab on grade.

      Walls:                  Metal walls with dryvit and stucco cover.

      Roof: Standing seam roof system with skylights and glass panels.

      Pedestrian Doors:       Aluminum and plate glass double entrance doors.

================================================================================


                                      -45-
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                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Mechanical Detail
      Heating and Cooling:    Roof mounted combination HVAC units provide heat
                              and air conditioning.

      Plumbing:               Assumed to be to municipal code.

      Electrical Service:     Standard commercial service. Tenants are
                              separately metered for electric use.

      Fire/Safety Systems:    The improvements are fully wet sprinklered.

Interior Detail
      Layout: The improvements are of a single story design with the exception of mezzanine spaces in two of the anchor stores. There are seven existing anchor stores, plus the movie theatre which is under construction. for a total of eight anchors.. Five are owned (Spiegel, JC Penney, Burlington Coat, Marshalls and General Cinema); two are non owned (Sam's Wholesale Club and Phar-Mor); and one anchor is on a land lease (Ports of the World). A floor plan for the subject is exhibited on the opposing page.

                              The mall has been segregated into four
                              neighborhoods, classified as red, blue, yellow and green. Each neighborhood has a connecting courtyard, plus color coded entranceways. There are two food courts located on opposite wings of the mall.

                              Attractive indoor plantings and seating are located throughout the mall. At all main entrances, computerized electronic directories are available for locating stores and services. Overhead audio visual systems provide entertainment, store commercials and public service announcements.

      Floor Covering:         Wood in mall common area. Predominantly vinyl tile
                              in tenant areas.

      Walls:                  Painted sheetrock.

      Ceilings:               Exposed metal roof deck and acoustical tile in
                              metal track.

      Lighting:               Recessed fluorescent and incandescent light.

      Rest Rooms:             Multi-fixture men's and women's restrooms are
                              provided.

================================================================================


                                      -46-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Hazardous Substances:         The appraisers have no knowledge of any hazardous
                              substances present in the improvements to the subject property. A professional study is recommended for final determination of any such substance.

Site Improvements:            The mall site contains parking for 7,100 cars or
                              5.2 spaces per thousand square feet of leasable area. There are additional parking areas associated with the non owned anchor and major stores. Paved and lined parking and loading areas are provided. Additionally, there are pole mounted parking lot lighting and concrete walkways to all entrances.

Landscaping:                  Low maintenance trees, shrubs and plantings are
                              situated around the building.

Comments:                     Ownership is constructing a new 61,000 square feet
                              movie theater on the former Sears site to be occupied by General Cinema. Management is estimating net costs of approximately $9.3 million
                              ($149.18/s.f.) for demolition and construction of the new store, purchase and demolition of the existing movie theater and sale of the land underlying the existing cinema. The movie theatre is projected to open by December, 1997.

                              Adjoining the movie theatre, ownership will be constructing a 20,000 Theme restaurant to be occupied by Rain Forest Cafe. Construction cost for this tenant are projected at $2.75 million or $137.50 per square foot. Other major tenant costs include relocation of Neiman Marcus and Saks Last Call ($950,000), plus new tenant spaces for the GAP, Talbots and Polo ($1,585,000).

                              At the time of inspection, the improvements were in good condition with no significant items of deferred maintenance noted. Functionally, the center has a design and layout which are conducive to continued retail use. Externally, no deleterious influences were noted.

Personal Property Included
   in Value Estimate:         None.

================================================================================


                                      -47-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           Franklin Mills
                                                          Philadelphia, PA
                                                           Tax Comparables

====================================================================================================================================
Proximity to Subject                       Assessed Value        NRA      Current Annual      Assessed Value    Tax    % of Assessed
Year Built/Occupancy                                                     Real Estate Taxes        Per SF       Per SF      Value
====================================================================================================================================
Franklin Mills
Woodhaven Road at Knights Road        L     $ 8,247,420       1,554,563     $3,985,739            $31.02       $2.56       8.26%
Philadelphia, Pa.                     B     $39,982,724
1989/91%                              T     $48,230,144
------------------------------------------------------------------------------------------------------------------------------------
Comp. 1:
Sams Wholesale Club                   L     $    52,800         133,010     $  163,217            $14.85       $1.23       8.26%
4301 Byberry Road                     B     $ 1,922,240
Philadelphia, Pa.                     T     $ 1,975,040
Less than 1 mile
1991/100%
------------------------------------------------------------------------------------------------------------------------------------
Comp. 2:
Toys R Us                             L     $    51,200          46,653     $   69,748            $18.09       $1.50       8.26%
4401 Byberry Road                     B     $   792,800
Philadelphia, Pa.                     T     $   844,000
Less than 1 mile
1990/100%
------------------------------------------------------------------------------------------------------------------------------------
Comp. 3:
Philadelphia Home & Design Center     L     $ 1,028,157         218,086     $  290,893            $16.14       $1.33       8.26%
12131 Knights Road                    B     $ 2,491,843
Philadelphia, Pa.                     T     $ 3,520,000
Less than 1 mile
1988/75%
------------------------------------------------------------------------------------------------------------------------------------
Comp. 4:
Phar-Mor                              L     $    37,484          85,000     $   99,168            $14.12       $1.17       8.26%
4301 Barberry Road                    B     $ 1,162,516
Philadelphia, Pa                      T     $ 1,200,000
Less than 1 mile
1988/100%
====================================================================================================================================

                                              REAL PROPERTY TAXES AND ASSESSMENT
================================================================================

      The subject property is assessed by the City of Philadelphia for the payment of real estate taxes. The City identifies the subject as Ward 88 Book 2 Number 693014 (4301 Woodhaven Road). For 1997. it is assessed in the following manner:

================================================================================
                  Land                             $ 8,247,420
--------------------------------------------------------------------------------
                  Improvements                     $39,982,724
--------------------------------------------------------------------------------
                  Total                            $48,230,144
================================================================================

      The 1997 tax rate applicable to the subject property is $82.64 per $1,000 of assessed value. The current tax rate has not changed since 1991. This total tax rate is attributable to the following jurisdictions:

================================================================================
                  Jurisdiction                           Rate
================================================================================
                  City of Philadelphia                  $37.45
--------------------------------------------------------------------------------
                  School District                       $45.19
--------------------------------------------------------------------------------
                  Total                                 $82.64
================================================================================

      An application of the tax rate outlined above to the current assessment results in an annual real estate tax liability of $3,985,739 in 1997. This tax liability is equivalent to $2.61 per square foot of gross rentable area including Ports of the World (1,528,275 square feet). Ports of the World (Boscov's) is on a land lease, but pays its pro rata share of taxes on the land and its improvements as part of the mall.

      Assessments in the City of Philadelphia are based upon 32 percent of the assessor's estimate of market value or, in the case of the subject, $150,719,200 in 1997. As a practicality, this ratio is rarely achieved. The current total assessment over the subject property implies a value for tax purposes that appears reasonable based our subsequent valuation. The City of Philadelphia examines its assessments annually.

      On the opposing page is a survey of tax comparables for retail properties surrounding Franklin Mills. While the subject has a higher assessed value per square foot than the comparables, the overall assessment appears reasonable based upon the assessment to value ratio of 32 percent.

      Commercial tenants in Philadelphia are subject to the Philadelphia School District's Use and Occupancy Tax which is equal to $46.20 per $1,000 of the real estate assessment. For 1997, tenants will be paying approximately $1.44 per square foot for this tax. We would note, however, that this is an expense to the tenants and not to ownership.

================================================================================


                                      -48-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          ZONING
================================================================================

      The subject property is zoned ASC, Area Shopping Center District by the City of Philadelphia. This zoning districts allows for a variety of retail services in an enclosed building. Developmental requirements include the following.

================================================================================
Minimum Lot Size                                15,000 s.f.
--------------------------------------------------------------------------------
Setback Requirements                               None
--------------------------------------------------------------------------------
Minimum Street Frontage                            100'
--------------------------------------------------------------------------------
Maximum Building Height                             35'
--------------------------------------------------------------------------------
Parking                             4 spaces for every 1,000 s.f. of net
                                    leasable area on the first floor;
                                    2 spaces for every 1,000 square feet above
                                    the street level
================================================================================

      We are not experts in the interpretation of complex zoning ordinances but the current development of the subject appears to be a legal use based on our review of public information. We know of no deed restrictions, private or public, that further limit the subject property's use. Deed restrictions are a legal matter and only a title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.

================================================================================


                                      -49-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            HIGHEST AND BEST USE
================================================================================

      According to The Dictionary of Real Estate Appraisal, Third Edition
(1993), a publication of the Appraisal Institute (formerly the American Institute of Real Estate Appraisers), the highest and best use of real property is defined as:

      1. The reasonable and probable use that supports the highest present value of vacant land or improved property, as defined, as of the date of the appraisal.
      2. The reasonably probable and legal use of land or sites as though vacant, found to be physically possible, appropriately supported, financially feasible, and that results in the highest present land value.
      3.    The most profitable use.

      We evaluated the site's highest and best use both as currently improved and as if vacant since the highest and best use of the land can be different from that of the property (land plus improvements). The existing use will continue, however, until the value of the underlying land, at its highest and best use, exceeds the total value of the property as currently utilized. In each case, whether as vacant land or as improved, the highest and best use of the real estate must meet four criteria. The use must be (1) physically possible,
(2) legally permissible, (3) financially feasible, and (4) maximally productive.

The Subject Site - As Vacant

      As noted in our description of the subject site, the land's size and shape are conducive to a variety of developments. All utilities necessary for development are in place and the soil is assumed to have sufficient load-bearing capacity to support most types of structures. The site is generally level in topography and presents good visibility and accessibility.

      Compatibility with existing surrounding land uses is also an important physical consideration for a harmonious development. Our discussion of the immediate neighborhood of the subject site indicates an area predominated by the retail commercial land uses on the major commercial thoroughfares but with residential land uses on surrounding streets. Thus, from a physical perspective, a variety of uses would be a possible homogeneous use of the land.

      Legal restrictions, as they apply to the subject site, are private restrictions of deed and the public restrictions of zoning. As noted, the subject is zoned for shopping center use. There are no private restrictions which are known to adversely affect the utilization of the land. Thus, commercial utilization of this site is legally permissible.

      After analyzing the physically possible and legally permissible aspects of the site, the highest and best use must be considered in light of financial feasibility and maximum productivity. For a potential use to be seriously considered, it must have the potential to provide a sufficient return to attract investment capital over alternative forms of investment. A positive net income or acceptable rate of return would indicate that a use is financially feasible. Among the financially feasible uses, the use that provides the highest rate of return is the highest and best use.

================================================================================


                                      -50-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Highest and Best Use
================================================================================

      The subject has been developed as a super regional outlet mall. This location has attracted national and regional anchor tenants as well as considerable interest from other local and national tenants. The rent levels which are being negotiated are sufficient to support development. The site lies near an interchange of Interstate 95 in a densely populated neighborhood with income levels that are higher than regional averages.

      As compared to many other types of development, lenders are more willing to underwrite retail development. It is, therefore, our conclusion that, as a vacant site, the current highest and best use of this land is for retail development.

The Subject Site - As Improved

      The subject site is improved with a 1,375,905+/-square foot super regional outlet mall which was constructed in 1989 and which is undergoing new construction and renovation. The improvements are in good overall condition and offer to the market functional and attractively designed retail space.

      As previously stated, we are not experts in the interpretation of complex zoning ordinances. However, based upon our review of public information, it appears that the current use and development of the subject have been accepted by the local zoning officials. Thus, a retail utilization for the subject site, as improved, is legally permissible.

      On a financial basis, market evidence indicates that there is a continued demand for physically sound retail properties affording functional utility. The value of a property like the subject on an improved basis is greater than that of the site as vacant. It is, therefore, our conclusion that, on an improved basis, the highest and best use is for the existing retail use. In our opinion, such a use would yield to ownership the largest return over the longest period of time.

================================================================================


                                      -51-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               VALUATION PROCESS
================================================================================

      There are three conventional approaches to real estate valuation, namely; Cost, Income Capitalization and Sales Comparison. The Cost Approach renders an estimate of value based upon the price of obtaining a site and constructing improvements, both with equal desirability and utility as that of the subject property. The Income Capitalization Approach renders an estimate of value based upon the present worth of the potential benefits derived from ownership of the subject property. The Sales Comparison Approach renders an estimate of value based upon the competitive prices at which an equally desirable substitute property can be acquired in the open market.

      Due to the age of the existing improvements and the resulting subjectivity in the estimation of the total accrued depreciation inherent in them, the Cost Approach was not considered applicable to the valuation of the subject property. Because real property such as the subject is regularly bought and sold in the open market, the Income Capitalization and Sales Comparison Approaches are felt to be most germane to this valuation. The strengths and weaknesses of each approach toward the valuation of the subject property are then reviewed. The valuation analysis concludes with a reconciliation of the outstanding differences between the two approaches and a final estimate of value of the subject property is rendered

================================================================================


                                      -52-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       SALES COMPARISON APPROACH
================================================================================

Methodology Upon Completion and at Stabilization

      The Sales Comparison Approach provides an estimate of market value by comparing recent sales of similar properties in the surrounding or competing area to the subject property. Inherent in this approach is the principle of substitution, which holds that, when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

      By analyzing sales that qualify as arms-length transactions between willing and knowledgeable buyers and sellers, market value and price trends can be identified. Comparability in physical, locational, and economic characteristics is an important criterion when comparing sales to the subject property. The basic steps involved in the application of this approach are as follows:

      1. Research recent, relevant property sales and current offerings throughout the competitive marketplace;

      2. Select and analyze properties considered most similar to the subject, giving consideration to the time of sale, change in economic conditions which may have occurred since date of sale, and other physical, functional, or locational factors;

      3. Identify sales which include favorable financing and calculate the cash equivalent price; and

      4. Reduce the sale prices to a common unit of comparison, such as price per square foot of gross leasable area sold;

      5. Make appropriate adjustments between the comparable properties and the property appraised;

      6. Interpret the adjusted sales data and draw a logical value conclusion.

      The most widely-used, market-oriented units of comparison for properties such as the subject are the sale price per square foot of gross leasable area
(GLA) purchased, and the overall capitalization rate extracted from the sale.

Market Overview

      The typical purchaser of properties of the subject's caliber includes both foreign and domestic insurance companies, large retail developers, pension funds, and real estate investment trusts (REIT's). The large capital requirements necessary to participate in this market and the expertise demanded to successfully operate an investment of this type, both limit the number of active participants and, at the same time, expand the geographic boundaries of the marketplace to include the international arena. Due to the relatively small number of market participants and the moderate amount of quality product available in the current marketplace, strong demand exists for the nation's quality retail developments.

================================================================================


                                      -53-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      Most institutional grade retail properties are existing, seasoned centers with good inflation protection. These centers offer stability in income and are strongly positioned to the extent that they are formidable barriers to new competition. They tend to be characterized as having three to five department store anchors, most of which are dominant in the market. Mall shop sales are at least $300 per square foot and the trade area offers good growth potential in terms of population and income levels. Equally important are centers which offer good upside potential after face-lifting, renovations, or expansion. With new construction down substantially, owners have accelerated their renovation and remerchandising programs. Little competition from over-building is likely in most mature markets within which these centers are located. Environmental concerns and "no-growth" mentalities in communities continue to be serious impediments to new retail developments.

      Over the past 18+/- months, we have seen real estate investment return to favor as an important part of many institutional investors' diversified portfolios. Banks are aggressively competing for business, trying to regain market share lost to Wall Street, while the more secure life insurance companies are also reentering the market. The re-emergence of real estate investment trusts (REITs) has helped to provide liquidity within the real estate market, pushing demand for well-tenanted, quality property, particularly regional malls. Currently, REITs are one of the most active segments of the industry and are particularly attractive to institutional investors due to their liquidity. However, overbuilding in the retail industry has resulted in the highest GLA per capita ever (19 square feet per person). As a consequence, institutional investors are more selective than ever with their underwriting criteria. Many investors are even shunning further retail investment at this time, content that their portfolios have a sufficient weighting in this segment.

      The market for dominant Class A institutional quality malls is tight, as characterized by the limited amount of good quality product available. It is the overwhelming consensus that Class A property would trade in the 7.0 to 8.0 percent capitalization rate range, with rates below 7.5 percent likely limited to the top 15 to 20 malls with sales at least $350 per square foot. Conversely, there are many second tier and lower quality malls offered on the market at this time. With limited demand from a much thinner market, cap rates for this class of malls are felt to be in the much broader 9.5 to 14.0 percent range. Reportedly, there are over 50 malls on the market currently. Pessimism about the long term viability of many of these lower quality malls has been fueled by the recent turmoil in the retail industry.

      To better understand where investors stand in today's marketplace, we have surveyed active participants in the retail investment market. Based upon our survey, the following points summarize some of the more important "hot buttons" concerning investors:

================================================================================


                                      -54-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      1. Occupancy Costs - This "health ratio" measure is of fundamental concern today. The typical range for total occupancy cost-to-sales ratios falls between 10.0 and 15.0 percent. With operating expenses growing faster than sales in many malls, this issue has become even more important. As a general rule of thumb, malls with sales under $250 per square foot generally support ratios of 10.0 to 12.0 percent; $250 to $300 per square foot support 12.0 to 13.5 percent; and over $300 per square foot support 13.5 to 15.0 percent. Experience and research show that most tenants will resist total occupancy costs that exceed 15.0 to 18.0 percent of sales. However, ratios of upwards to 20.0 percent are not uncommon for some higher margin tenants. This appears to be by far the most important issue to an investor today. Investors are looking for long term growth in cash flow and want to realize this growth through real rent increases. High occupancy costs limit the amount of upside potential at lease rollovers.

      2. Market Dominance - The mall should truly be the dominant mall in the market, affording it a strong barrier to entry for new competition. Some respondents feel this is more important than the size of the trade area itself.

      3. Strong Anchor Alignment - Having at least three department stores (four are ideal), two of which are dominant in that market. The importance of the traditional department store as an anchor tenant has returned to favor after several years of weak performance and confusion as to the direction of the industry. As a general rule, most institutional investors would not be attracted to a two-anchor mall.

      4. Dense Marketplace - Several of the institutional investors favor markets of 300,000 to 500,000 people or greater within a 5- to 7-mile radius. Population growth in the trade area is also very important. One advisor likes to see growth 50.0 percent better than the U.S. average. Another investor cited that they will look at trade areas of 200,000+/- but, if there is no population growth forecasted in the market, a 50+/- basis point adjustment to the cap rate at the minimum is warranted.

      5. Income Levels - Household incomes of $50,000+ which tends to be limited in many cases to top 50 MSA locations. Real growth with spreads of 200 to 300 basis points over inflation are ideal.

      6. Good Access - Interstate access with good visibility and a location within or proximate to the growth path of the community.

      7. Tenant Mix - A complimentary tenant mix is important. Mall shop ratios of 35+/-percent of total GLA are considered average with 75.0 to 80.0 percent allocated to national tenants. Mall shop sales of at least $250 per square foot with a demonstrated positive trend in sales is also considered to be important.

      8. Physical Condition - Malls that have good sight lines, an updated interior appearance and a physical plant in good shape are looked upon more favorably. While several developers are interested in turn-around situations, the risk associated with large capital infusions can add at least 200 to 300 basis points onto a cap rate.

================================================================================


                                      -55-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      9. Environmental Issues - The impact of environmental problems cannot be understated. There are several investors who won't even look at a deal if there are any potential environmental issues no matter how seemingly insignificant.

      10. Operating Covenants - Some buyers indicated that they would not be interested in buying a mall if the anchor store operating covenants were to expire over the initial holding period. Others weigh each situation on its own merit. If it is a dominant center with little likelihood of someone coming into the market with a new mall, they are not as concerned about the prospects of loosing a department store. If there is a chance of loosing an anchor, the cost of keeping them must be weighed against the benefit. In many of their malls they are finding that traditional department stores are not always the optimum tenant but that a category killer or other big box use would be a more logical choice.

      In the following section we will discuss trends which have become apparent over the past several years involving sales of regional malls.

Regional Mall Property Sales

      Evidence has shown that mall property sales which include anchor stores have lowered the square foot unit prices for some comparables, and have affected investor perceptions. In our discussions with major shopping center owners and investors, we learned that capitalization rates and underwriting criteria have become more sensitive to the contemporary issues affecting department store anchors. Traditionally, department stores have been an integral component of a successful shopping center and, therefore, of similar investment quality if they were performing satisfactorily.

      During the 1980's a number of acquisitions, hostile take-overs and restructurings occurred in the department store industry which changed the playing field forever. Weighted down by intolerable debt, combined with a slumping economy and a shift in shopping patterns, the end of the decade was marked by a number of bankruptcy filings unsurpassed in the industry's history. Evidence of further weakening continued into 1991-1992 with filings by such major firms as Carter Hawley Hale, P.A. Bergner & Company, and Macy's. In early 1994, Woodward & Lothrop announced their bankruptcy involving two department store divisions that dominate the Philadelphia and Washington D.C. markets. Recently, most of the stores were acquired by the May Department Stores Company, effectively ending the existence of the 134 year old Wanamaker name, the nation's oldest department store company. More recently, however, department stores have been reporting a return to profitability resulting from increased operating economies and higher sales volumes. Sears, once marked by many for extinction, has more recently won the praise of analysts. Federated Department Stores has also been acclaimed as a text book example on how to successfully emerge from bankruptcy. They have merged with Macy's and more recently acquired the Broadway chain to form one of the nation's largest department store companies. The trend of continued consolidation and vulnerability of the regional chains continues into 1996.

================================================================================


                                      -56-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      With all this in mind, investors are looking more closely at the strength of the anchors when evaluating an acquisition. Most of our survey respondents were of the opinion that they were indifferent to acquiring a center that included the anchors versus stores that were independently owned if they were good performers. However, where an acquisition includes anchor stores, the resulting cash flow is typically segregated with the income attributed to anchors (base plus percentage rent) analyzed at a higher cap rate then that produced by the mall shops.

      However, more recent data suggests that investors are becoming more troubled by the creditworthiness of the mall shops. With an increase in bankruptcies, store closures and consolidations, we see investors looking more closely at the strength and vulnerabilities of the in-line shops. As a result, there has been a marked trend of increasing capitalization rates.

      Cushman & Wakefield has extensively tracked regional mall transaction activity for several years. In this analysis we discuss sale trends since 1991. Summary data sheets for the more recent period (1995 to 1996) are displayed on the Following Pages. Summary information for prior years (1991 to 1994) are maintained in our files. These sales are inclusive of good quality Class A or B+/- properties that are dominant in their market. Also included are weaker properties in second tier cities that have a narrower investment appeal. As such, the mall sales presented in this analysis show a wide variety of prices on a per unit basis, ranging from $59 per square foot up to $686 per square foot of total GLA purchased. When expressed on the basis of mall shop GLA acquired, the range is more broadly seen to be $93 to $686 per square foot. Alternatively, the overall capitalization rates that can be extracted from each transaction range from 5.60 percent to rates in excess of 11.0 percent.

      One obvious explanation for the wide unit variation is the inclusion (or exclusion) of anchor store square footage which has the tendency to distort unit prices for some comparables. Other sales include only mall shop area where small space tenants have higher rents and higher retail sales per square foot. A shopping center sale without anchors, therefore, gains all the benefits of anchor/small space synergy without the purchase of the anchor square footage. This drives up unit prices to over $250 per square foot, with most sales over $300 per square foot of salable area. A brief discussion of historical trends in mall transactions follows.

================================================================================


                                      -57-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      o Cushman & Wakefield has researched 19 mall transactions for 1995. With the exception of possibly Natick Mall and Smith Haven Mall, by and large the quality of malls sold are lower than what has been shown for prior years. For example, the average transaction price has been slipping. In 1993, the peak year, the average deal was nearly $133.8 million. In 1995, it is shown to be $88.6 million which is even skewed upward by Natick and Smith Haven Malls which had a combined price of $486.0 million. The average price per square foot of total GLA sold is calculated to be $193 per square foot. The range in values of mall GLA sold are $93 to $686 with an average of $285 per square foot. The upper end of the range is formed by Queens Center with mall shop sales of nearly $700 per square foot. Characteristics of these lesser quality malls would be higher initial capitalization rates. The range for these transactions is
            7.25 to 11.10 percent with a mean of 9.13 percent. Most market participants indicated that continued turmoil in the retail industry will force cap rates to move higher.

      o 1996 has been the most active year in recent times in terms of transactions. REIT's have far and away been the most active buyers. We believe this increase in activity is a result of a combination of dynamics. The liquidity of REIT's as well as the availability of capital has made acquisitions much easier. In addition, sellers have become much more realistic in there pricing, recognizing that the long term viability of a regional mall requires large infusions of capital. The 26 transactions we have tracked range in size from approximately $22.2 million to $266.0 million. The malls sold also run the gamut of quality ranging from several secondary properties in small markets to such higher profile properties as Old Orchard Shopping Center in Chicago and South Park Mall in Charlotte. Sale prices per SF of mall shop GLA range from $126 to $534 with a mean of $242. REIT's primary focus on initial return with their underwriting centered on in place income. As such, capitalization rates ranged from 7.0 percent to 12.0 percent with a mean of 9.35 percent.

================================================================================


                                      -58-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
REGIONAL MALL SALES                                                                                                             1995
1995 Transaction Chart
Cushman & Wakefield, Inc.
====================================================================================================================================
 Sale                            Sale       Year                            Total        Sold        Shop      Shop        Occu-
  No.  Property/Location         Date       Built       Sale Price           GLA         GLA         GLA       Ratio       pancy
====================================================================================================================================
95- 1  Queens Center            Dec-95      1973/       $108,000,000       625,859     157,516     157,516     25.2%       99.0%
       Elmhurst, NY                         90/95
------------------------------------------------------------------------------------------------------------------------------------
95- 2  Natick Mall              Dec-95      1994        $265,000,000     1,160,733     646,733     436,733     37.6%       99.0%
       Natick, MA                         (redevel.)
------------------------------------------------------------------------------------------------------------------------------------
95- 3  Ridgedale Center         Dec-95      1974/       $114,500,000     1,040,285     334,937     334,937     32.2%       97.0%
       Minnetonka, MN                       82/93
------------------------------------------------------------------------------------------------------------------------------------
95- 4  Southland Mall           Dec-95      1970/       $ 82,500,000       902,000     318,606     318,606     35.3%       93.0%
       Taylor, MI                           88/92
------------------------------------------------------------------------------------------------------------------------------------
95- 5  Smith Haven Mall         Dec-95      1969/       $221,000,000     1,351,913     813,786     505,626     37.4%       93.0%
       Lake Grove, NY                       86
------------------------------------------------------------------------------------------------------------------------------------
95- 6  Capltola Mall            Dec-95      1977/       $ 52,500,000       577,396     577,396     197,396     34.2%       92.0%
(1)    Capitola, CA                         88
------------------------------------------------------------------------------------------------------------------------------------
95- 7  Eastview Mall            Oct.95      1971/       $126,850,000     1,309,488     534,458     534,458     40.8%       88.0%
(2)    Victor, NY                           95
------------------------------------------------------------------------------------------------------------------------------------
95- 8  Centre at Salisbury      Aug-95      1990        $ 78,000,000       884,825     744,825     278,915     31.5%       89.0%
       Salisbury, MD
------------------------------------------------------------------------------------------------------------------------------------
95- 9  Colonial Park Mall       Jul-95      1960/       $ 46,500,000       736,177     380,944     242,766     33.0%       96.0%
       Harrisburg, PA                       90
------------------------------------------------------------------------------------------------------------------------------------
95-10  Piedmont Mall            Jul-95      1983/       $ 39,000,000       534,135     409,135     188,049     35.2%       --
       Darwille, VA                         84
------------------------------------------------------------------------------------------------------------------------------------
95-11  River Oaks Center        Jul-95      1978/       $ 26,200,000       574,657     493,791     219,099     38.1%       --
       Decatur, AL                          89
------------------------------------------------------------------------------------------------------------------------------------
95-12  Columbia Mall            Jul-95      1988        $ 27,650,000       351,364     351,364     128,024     36.4%       96.0%
       Bloomsberg, PA
------------------------------------------------------------------------------------------------------------------------------------
95-13  Hot Springs Mall         Jun-95      1982        $ 22,775,000       389,914     318,033     156,000     40.0%       83.0%
       Hot Springs. AR
------------------------------------------------------------------------------------------------------------------------------------
95-14  Westgate Mall            May-95      1960/       $ 43,000,000       649,185     448,268     253,993     39.1%       77.9%
       San Jose, CA                         89
------------------------------------------------------------------------------------------------------------------------------------
95-15  Silver City Galleria     Apr.95      1992        $159,106,000     1,005,595     749,595     349,107     34.7%       96.0%
       East Taunton, MA
------------------------------------------------------------------------------------------------------------------------------------
95-16  Westgate Mall            Apr-95      1975        $ 25,300,000       768,000     449,974     272,630     35.5%       85.0%
       Spartanburg, SC
------------------------------------------------------------------------------------------------------------------------------------
95-17  Hanover Mall             Jan-95      1971/       $ 38,000,000       649,130     649,130     298,531     46.0%       90.0%
       Hanover, MA                          93
------------------------------------------------------------------------------------------------------------------------------------
95-18  Greanbrier Mall          Jan-95      1981        $ 84,700,000       774,201     594,201     318,595     41.2%       96.0%
       Chesapeake, VA
------------------------------------------------------------------------------------------------------------------------------------
95-19  Galleria at Tyler        Jan-95      1970/       $123,750,000     1,044,536     431,640     411,640     39.4%       86.0%
(3)    Riverside, CA                        91
====================================================================================================================================
       Survey Low:                                      $ 22,775,000       351,364     l57,516     128,024     25.2%       77.9%

       Survey High:                                     $265,000,000     1,351,913     813,786     534,458     46.0%       99.0%
------------------------------------------------------------------------------------------------------------------------------------
       Survey Mean:                                     $ 88,649,000       806,800     494,965     294,875     36.5%       91.5%
====================================================================================================================================


====================================================================================================================================
                                                                   Capitalization Rates              Unit Rate Comparison
                                                                   --------------------              ---------------------
 Sale                          Shop                                Going-In    Terminal              Price/GLA  Price/Mall   Sales
  No.  Property/Location     Sales/Net       NOI         NOI/sf      OAR          OAR       IRR      Purchased   Shop GLA   Multiple
====================================================================================================================================
95- 1  Queens Center           $686      $10,487,000     $66.58      9.71%       --        --          $686        $686        1.00
       Elmhurst, NY
------------------------------------------------------------------------------------------------------------------------------------
95- 2  Natick Mall             $416      $21,311.000     $32.95      8.04%       8.00%     10.75%      $410        $607        1.46
       Natick, MA
------------------------------------------------------------------------------------------------------------------------------------
95- 3  Ridgedale Center        $339      $ 8,938,100     $26.68      7.80%       --        11.00%      $342        $342        1.01
       Minnetonka, MN
------------------------------------------------------------------------------------------------------------------------------------
95- 4  Southland Mall          $261      $ 7,143.200     $22.42      8.66%       --        11.75%      $259        $259        0.99
       Taylor, MI
------------------------------------------------------------------------------------------------------------------------------------
95- 5  Smith Haven Mall        $425      $17,127.500     $21.05      7.75%       8.25%     11.10%      $272        $437        1.03
       Lake Grove, NY
------------------------------------------------------------------------------------------------------------------------------------
95- 6  Capltola Mall           $262      $ 4,987.500     $ 8.64      9.50%       --        --          $ 91        $266        1.02
(1)    Capitola, CA
------------------------------------------------------------------------------------------------------------------------------------
95- 7  Eastview Mall           $290      $ 9,200.000     $17.21      7.25%       --        12.00%      $237        $237        0.82
(2)    Victor, NY
------------------------------------------------------------------------------------------------------------------------------------
95- 8  Centre at Salisbury     $257      $ 7,020,000     $ 9.43      9.00%       --        --          $105        $280        1.09
       Salisbury, MD
------------------------------------------------------------------------------------------------------------------------------------
95- 9  Colonial Park Mall      $275      $ 4,417.500     $11.60      9.50%       --        --          $122        $192        0.70
       Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
95-10  Piedmont Mall           $250      $ 3,600.000     $ 8.80      9.23%       --        --          $ 95        $207        0.83
       Darwille, VA
------------------------------------------------------------------------------------------------------------------------------------
95-11  River Oaks Center       $200      $ 2,908.200     $ 5.89     11.10%       --        --          $ 53        $120        0.60
       Decatur, AL
------------------------------------------------------------------------------------------------------------------------------------
95-12  Columbia Mall           $165      $ 2,958.500     $ 8.42     10.70%       --        --          $ 79        $216        1.31
       Bloomsberg, PA
------------------------------------------------------------------------------------------------------------------------------------
95-13  Hot Springs Mall        $240      $ 2,277.500     $ 7.16     10.00%       --        --          $ 72        $146        0.61
       Hot Springs. AR
------------------------------------------------------------------------------------------------------------------------------------
95-14  Westgate Mall           $191      $ 4,096,457     $ 9.14      9.53%       --        --          $ 96        $169        0.89
       San Jose, CA
------------------------------------------------------------------------------------------------------------------------------------
95-15  Silver City Galleria    $290      $13,219.000     $17.63      8.31%       8.00%     11.00%      $212        $456        1.57
       East Taunton, MA
------------------------------------------------------------------------------------------------------------------------------------
95-16  Westgate Mall           $240      $ 2,403.500     $ 5.34      9.50%       --        --          $ 56        $ 93        0.39
       Spartanburg, SC
------------------------------------------------------------------------------------------------------------------------------------
95-17  Hanover Mall            $204      $ 3,811,400     $ 5.87     10.03%       --        --          $ 59        $127        0.62
       Hanover, MA
------------------------------------------------------------------------------------------------------------------------------------
95-18  Greanbrier Mall         $250      $ 6,600.000     $11.11      7.79%       8.00%     11.50%      $143        $266        1.06
       Chesapeake, VA
------------------------------------------------------------------------------------------------------------------------------------
95-19  Galleria at Tyler       $244      $ 9,600,000     $22.24      7.76%       8.00%     10.50%      $287        $301        1.23
(3)    Riverside, CA
====================================================================================================================================
       Survey Low:             $165      $ 2,277,500     $ 5.34      7.25%       8.00%     10.50%      $ 53        $ 93        0.39

       Survey High:            $686      $21,311,000     $66.58     11.10%       8.25%     12.00%      $686        $686        1.57
------------------------------------------------------------------------------------------------------------------------------------
       Survey Mean:            $289      $ 7,479,177     $16.74      9.13%       8.05%     11.20%      $193        $284        0.96
====================================================================================================================================

----------------
(1)   Cash equivelent price

(2)   Includes 62,770 square foot strip center

(3)   Net of allocation for excess land. Sale includes cinema


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
REGIONAL MALL SALES                                                                                                             1996
1996 Transaction Chart
Cushman & Wakefield, Inc.
====================================================================================================================================
 Sale                                    Sale       Year    Grantor/                                             Total        Sold
  No.     Property/Location              Date       Built   Grantee                            Sale Price         GLA         GLA
====================================================================================================================================
96- 1     Old Orchard Shopping Center   Dec-96      1958/    Zell Merritt Lynch RE Opport/      $266,000,000   1,800,000     955,752
          Skokie, Illinois                          85       Urban Shopping Centers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
96- 2     Citicorp Package              Dec-96               Citicorp Real Estate/              $126,100,000   2,641,816     964,348
          1) Buenaventura Mall                      1964/    The Macerich Company
             Ventura, California                    85
          2) Fresno Fashion Fair                    1970
             Fresno, California
          3) Huntington Center Mall                 1966/
             Huntington, California                 93
------------------------------------------------------------------------------------------------------------------------------------
96- 3     Forbes/Cohen Package          Dec-96               Forbes/Cohen Properties/           $134,000,000   1,841,236   1,036,827
          1) Westwood Mall                          1972     General Growth Properties
             Jackson, Michigan
          2) Lakeview Square                        1983
             Battle Creek, Michigan
          3) Lansing Mall                           1966/
             Lansing, Michigan                      88
------------------------------------------------------------------------------------------------------------------------------------
96- 4     Rimrock Mall                  Dec-96      1975     Trizec Hahn Centers/               $ 43,900,000     583,112     406,140
          Billings, MT                                       The Macerich Company
------------------------------------------------------------------------------------------------------------------------------------
96- 5     Vintage Falls Mall            Dec-96      1977/    Trizec Hahn Centers/               $ 74,300,000   1,052,701     811,352
          Modesto, CA                               87       The Macerich Company
------------------------------------------------------------------------------------------------------------------------------------
96- 6     La Cumbre Plaza               Dec-96      1967/    Trizec Hahn Centers/               $ 22,225,000     476,360     176,360
(1)       Santa Barbara, California                 88       Taubman Realty Group, LP
------------------------------------------------------------------------------------------------------------------------------------
96- 7     Valley Fair Mall              Dec-96      1970/    Safco/                             $ 35,000,000     608,000     608,000
          West Valley City, Utah                    88       Excel Realty Trust, Inc.
------------------------------------------------------------------------------------------------------------------------------------
96- 8     Quall Springs Mall            Nov-96      1981     Equitable Life Assurance Society/  $ 47,345,700   1,016,909     329.056
(2)       Oklahoma City, Oklahoma                            General Growth Properties, Inc
------------------------------------------------------------------------------------------------------------------------------------
96- 9     St. Clair Square              Nov-96      1974/    Prudential Property Companies/     $ 66,400,000   1,044,781     307,791
(2)       Fairvew Heights, IL                       83       CBL & Associates
------------------------------------------------------------------------------------------------------------------------------------
96-10     South Park Mall               Nov-96      1970     BAC, Inc (Belk Brothers Prop.)/    $153,000,000   1,142,345     353,003
          Charlotte, North Carolina                          HRE Charlotte, Inc.
------------------------------------------------------------------------------------------------------------------------------------
96-11     Sooner Mall                   Nov-96      1976/    Equitable Life Assurance Society/  $ 26,775.000     503,891     367,482
          Norman, Oklahoma                          89       Generel Growlh Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
96-12     Park Mall                     Oct-96      1974     Kivel Realty Investments/          $ 49,950,000     909,000     489,000
          Tucson. Arizona                                    General Growth Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
96-13     Valley View Center            Oct-96      1973/    LaSalle Street Fund/               $ 85,500,000   1,567,000     729,481
          Dallas, TX                                83/96    The Macerich Conrpany
------------------------------------------------------------------------------------------------------------------------------------
96-14     The Mall At Johnson City      Oct-96      1971/    Johnson City Mall Assoc./          $ 42,750,000     557,715     557,715
(3)       Johnson City, Tennessee                   1981     Glimcher Realty Trust
------------------------------------------------------------------------------------------------------------------------------------
96-15     Briarcliffe Mall              Jul-96      1986/    Briarcliffe Mall Ltd Partnership/  $ 42,200,000     488,426     460,426
          Myrtle Beach. South Carolina              94       Colonial Properties Trust
------------------------------------------------------------------------------------------------------------------------------------
96-16     Fairlane Town Center          Jul-96      1978     Pacific Telesis Pension Trust/     $ 91,500,000   1,519,000     629,000
          Dearborn, Michigan                                 Taubman Realty
------------------------------------------------------------------------------------------------------------------------------------
96-17     Paseo Nuevo Center            Jun-96      1990     JMB Realty Corpi.                  $ 37,000,000     434,831     136,841
          Santa Barbara, California                          Taubman Realty
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
                                         Mall     Mall                Mall
 Sale                                    Shop     Shop    Occu-       Shop
  No.     Property/Location              GLA      Ratio   pancy     Sales/Net    NOI           NOI/sf
====================================================================================================================================
96- 1     Old Orchard Shopping Center   550,000   30.8%   88.0%       $350    $21,546,000    $22.54
          Skokie, Illinois
------------------------------------------------------------------------------------------------------------------------------------
96- 2     Citicorp Package              829,938   31.4%   --          $260    $13,135,500    $13.62
          1) Buenaventura Mall
             Ventura, California
          2) Fresno Fashion Fair
             Fresno, California
          3) Huntington Center Mall
             Huntington, California
------------------------------------------------------------------------------------------------------------------------------------
96- 3     Forbes/Cohen Package          699,514   38.0%   85.0%       $233    $14,070,000    $13.57
          1) Westwood Mall
             Jackson, Michigan
          2) Lakeview Square
             Battle Creek, Michigan
          3) Lansing Mall
             Lansing, Michigan
------------------------------------------------------------------------------------------------------------------------------------
96- 4     Rimrock Mall                  267,840   45.9%   --          $231    $ 4,346,100    $10.70
          Billings, MT
------------------------------------------------------------------------------------------------------------------------------------
96- 5     Vintage Falls Mall            352,352   33.5%   --          $263    $ 6,761,300    $11.06
          Modesto, CA
------------------------------------------------------------------------------------------------------------------------------------
96- 6     La Cumbre Plaza               176,360   37.0%   90.0%       $387    $ 2,667,000    $15.12
(1)       Santa Barbara, California
------------------------------------------------------------------------------------------------------------------------------------
96- 7     Valley Fair Mall              265,298   43.6%   85 0%       $250    $ 4,000,000    $ 6.58
          West Valley City, Utah
------------------------------------------------------------------------------------------------------------------------------------
96- 8     Quall Springs Mall            329,056   32.4%   77.1%       $215    $ 4,882,760    $14.84
(2)       Oklahoma City, Oklahoma
------------------------------------------------------------------------------------------------------------------------------------
96- 9     St. Clair Square              307,791   29.5%   93.7%       $330    $ 7,733,000    $25.12
(2)       Fairvew Heights, IL
------------------------------------------------------------------------------------------------------------------------------------
96-10     South Park Mall               353,003   30.9%   98.0%       $400    $10,710,000    $30.34
          Charlotte, North Carolina
------------------------------------------------------------------------------------------------------------------------------------
96-11     Sooner Mall                   198,939   39.5%   80.0%       $225    $ 2,948,969    $ 8.02
          Norman, Oklahoma
------------------------------------------------------------------------------------------------------------------------------------
96-12     Park Mall                     390,687   43.0%   85.0%       $225    $ 4,995,000    $10.21
          Tucson. Arizona
------------------------------------------------------------------------------------------------------------------------------------
96-13     Valley View Center            496,481   31.7%   --          $228    $ 7,994,250    $10.96
          Dallas, TX
------------------------------------------------------------------------------------------------------------------------------------
96-14     The Mall At Johnson City      223,110   40.0%   81.0%       $236    $ 4,338,750    $ 7.78
(3)       Johnson City, Tennessee
------------------------------------------------------------------------------------------------------------------------------------
96-15     Briarcliffe Mall              235,544   48.2%   95.0%       $225    $ 4,384,580    $ 9.52
          Myrtle Beach. South Carolina
------------------------------------------------------------------------------------------------------------------------------------
96-16     Fairlane Town Center          629,000   41.4%   90.0%       $275    $ 7,091,250    $11.27
          Dearborn, Michigan
------------------------------------------------------------------------------------------------------------------------------------
96-17     Paseo Nuevo Center            136,841   31.5%   90.0%       $380    $ 4,070,000    $29.74
          Santa Barbara, California
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
                                        Capitalization Rates              Unit Rate Comparison
                                        --------------------             ----------------------
 Sale                                   Going-In    Terminal             Price/GLA   Price/Mall   Sales
  No.     Property/Location               OAR          OAR       IRR     Purchased    Shop GLA   Multiple
====================================================================================================================================
96- 1     Old Orchard Shopping Center     8.10%      --          --         $278       $484        1.38
          Skokie, Illinois
------------------------------------------------------------------------------------------------------------------------------------
96- 2     Citicorp Package               10.50%      --          --         $130       $151        0.58
          1) Buenaventura Mall
             Ventura, California
          2) Fresno Fashion Fair
             Fresno, California
          3) Huntington Center Mall
             Huntington, California
------------------------------------------------------------------------------------------------------------------------------------
96- 3     Forbes/Cohen Package           10.50%      --          --         $129       $102        0.82
          1) Westwood Mall
             Jackson, Michigan
          2) Lakeview Square
             Battle Creek, Michigan
          3) Lansing Mall
             Lansing, Michigan
------------------------------------------------------------------------------------------------------------------------------------
96- 4     Rimrock Mall                    9.90%      --          --         $108       $164        0.71
          Billings, MT
------------------------------------------------------------------------------------------------------------------------------------
96- 5     Vintage Falls Mall              9.10%      --          --         $122       $211        0.80
          Modesto, CA
------------------------------------------------------------------------------------------------------------------------------------
96- 6     La Cumbre Plaza                12.00%      --          --         $126       $126        0.33
(1)       Santa Barbara, California
------------------------------------------------------------------------------------------------------------------------------------
96- 7     Valley Fair Mall               11.43%      --          --         $ 58       $132        0.53
          West Valley City, Utah
------------------------------------------------------------------------------------------------------------------------------------
96- 8     Quall Springs Mall             10.31%      --          --         $144       $144        0.67
(2)       Oklahoma City, Oklahoma
------------------------------------------------------------------------------------------------------------------------------------
96- 9     St. Clair Square                8.95%      --          --         $281       $281        0.85
(2)       Fairvew Heights, IL
------------------------------------------------------------------------------------------------------------------------------------
96-10     South Park Mall                 7.00%      --          --         $433       $433        1.08
          Charlotte, North Carolina
------------------------------------------------------------------------------------------------------------------------------------
96-11     Sooner Mall                    11.01%      11.00%      --         $ 73       $135        0.60
          Norman, Oklahoma
------------------------------------------------------------------------------------------------------------------------------------
96-12     Park Mall                      10.00%      --          --         $102       $128        0.57
          Tucson. Arizona
------------------------------------------------------------------------------------------------------------------------------------
96-13     Valley View Center              9.35%      --          --         $117       $172        0.76
          Dallas, TX
------------------------------------------------------------------------------------------------------------------------------------
96-14     The Mall At Johnson City       10.15%      10.00%      11.50%     $ 77       $192        0.81
(3)       Johnson City, Tennessee
------------------------------------------------------------------------------------------------------------------------------------
96-15     Briarcliffe Mall               10.39%      10.50%      14.00%     $ 92       $179        0.80
          Myrtle Beach. South Carolina
------------------------------------------------------------------------------------------------------------------------------------
96-16     Fairlane Town Center            7.75%      --          --         $145       $145        0.53
          Dearborn, Michigan
------------------------------------------------------------------------------------------------------------------------------------
96-17     Paseo Nuevo Center             11.00%      --          --         $270       $270        0.71
          Santa Barbara, California
------------------------------------------------------------------------------------------------------------------------------------


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
REGIONAL MALL SALES                                                                                                      1996
1996 Transaction Chart
Cushman & Wakefield, Inc.
====================================================================================================================================
 Sale                                    Sale       Year    Grantor/                                             Total        Sold
  No.     Property/Location              Date       Built   Grantee                            Sale Price         GLA         GLA
====================================================================================================================================
96-18     Fashion Show Mall             Jun-96      1981/    Howard Hughes Corporation/         $164,400,000     840,000     308,000
          Las Vegas, Nevada                         93       Rouse Company
------------------------------------------------------------------------------------------------------------------------------------
96-19     Charlottesville Fashion Sq.   May-96      1980     Leonard Farber, Inc.               $ 37,250,000     574,953     410,300
          Charlottesville, Virginia                          Shopping Center Associates
------------------------------------------------------------------------------------------------------------------------------------
96-20     Grand Teton Mall              Apr-98      1984/    Equitable/                         $ 34,375,000     521,048     521,048
          Idaho Fall, Idaho                         90       J.P. Realty, Inc.
------------------------------------------------------------------------------------------------------------------------------------
96-21     Danbury Fair Mall             Mar-96      1986/    Danbury Fair Mall Associates/      $254,000,000   1,270,146     499,868
          Danbury, Connecticut                      91       Fair Properties Inc.(Private REIT)
------------------------------------------------------------------------------------------------------------------------------------
96-22     Charlestowne Mall             Mar-96      1991/    Charwil Associates/                $128,344,000     824,900     744,900
          St. Charles, Illinois                     93/95    Fox Properties (Private REIT)
------------------------------------------------------------------------------------------------------------------------------------
96-23     Fashion Square Sherman Oaks   Mar-98      1962/    Prudential Assurance Corp./        $125,200,000     837,147     365,000
          Sherman Oaks, California                  90       City Freeholds
------------------------------------------------------------------------------------------------------------------------------------
96-24     Regency Square Mall           Feb-96      1967/    N. American Properly Unit Tr./     $119,200,000   1,341,631     530,000
          Jacksonville, Florida                     93       MEPC PLC
------------------------------------------------------------------------------------------------------------------------------------
96-25     Valley Plaza Center           Feb-98      1967/    N. American Properly Unit Tr./     $ 91,000,000   1,073,587     381,000
          Bakersfield, California                   90       MEPC PLC
------------------------------------------------------------------------------------------------------------------------------------
96-26     Clearview Mall                Feb-96      1981     Metropolitan Life Inaurance/       $ 27,000,000     500,454     359,898
          Bulter, Pennsylvania                               Clearview Mall Associates
====================================================================================================================================
          Survey Low:                                                                           $ 22,225,000     434,837     136,641

          Survey High:                                                                          $266,000,000   2,641,616   1,036,627
------------------------------------------------------------------------------------------------------------------------------------
          Survey Mean:                                                                          $ 90,058,258     998,877     509,176
====================================================================================================================================


====================================================================================================================================
                                         Mall     Mall              Mall
 Sale                                    Shop     Shop    Occu-     Shop
  No.     Property/Location              GLA      Ratio   pancy   Sales/Net      NOI           NOI/sf
====================================================================================================================================
96-18     Fashion Show Mall             308,000   36.7%   93.0%       $455    $12,330,000     $40.03
          Las Vegas, Nevada
------------------------------------------------------------------------------------------------------------------------------------
96-19     Charlottesville Fashion Sq.   193,800   33.1%   95.0%       $275    $ 3,445,600     $ 8.40
          Charlottesville, Virginia
------------------------------------------------------------------------------------------------------------------------------------
96-20     Grand Teton Mall              198,958   38.2%   95.7%       $234    $ 3,550,000     $ 6.81
          Idaho Fall, Idaho
------------------------------------------------------------------------------------------------------------------------------------
96-21     Danbury Fair Mall             499,868   39.4%   90.0%       $400    $17,780,000     $35.57
          Danbury, Connecticut
------------------------------------------------------------------------------------------------------------------------------------
96-22     Charlestowne Mall             315,297   38.2%   85.0%       $220    $ 9,500,000     $12.75
          St. Charles, Illinois
------------------------------------------------------------------------------------------------------------------------------------
96-23     Fashion Square Sherman Oaks   365,000   43.6%   90.0%       $300    $10,625,000     $29.11
          Sherman Oaks, California
------------------------------------------------------------------------------------------------------------------------------------
96-24     Regency Square Mall           530,000   39.5%   96.0%       $260    $ 9,178,400     $17.32
          Jacksonville, Florida
------------------------------------------------------------------------------------------------------------------------------------
96-25     Valley Plaza Center           381,000   35.5%   98.0%       $250    $ 6,643,000     $17.44
          Bakersfield, California
------------------------------------------------------------------------------------------------------------------------------------
96-26     Clearview Mall                198,884   39.7%   94.0%       $206    $ 2,881,100     $ 8.01
          Bulter, Pennsylvania
====================================================================================================================================
          Survey Low:                   136,841   29.5%   77.1%       $206    $ 2,687,000     $ 8.58

          Survey High:                  829,938   48.2%   98.0%       $455    $21,546,000     $40.03
------------------------------------------------------------------------------------------------------------------------------------
          Survey Mean:                  362,783   37.4%   89.8%       $281    $ 7,754,137     $16.40
====================================================================================================================================


====================================================================================================================================
                                        Capitalization Rates              Unit Rate Comparison
                                        --------------------             ----------------------
 Sale                                   Going-In    Terminal             Price/GLA   Price/Mall   Sales
  No.     Property/Location               OAR          OAR       IRR     Purchased    Shop GLA   Multiple
====================================================================================================================================
96-18     Fashion Show Mall                7.50%      --          --         $534       $534       1.17
          Las Vegas, Nevada
------------------------------------------------------------------------------------------------------------------------------------
96-19     Charlottesville Fashion Sq.      9.25%      --          --         $ 91       $192       0.70
          Charlottesville, Virginia
------------------------------------------------------------------------------------------------------------------------------------
96-20     Grand Teton Mall                10.33%      --          --         $ 66       $173       0.74
          Idaho Fall, Idaho
------------------------------------------------------------------------------------------------------------------------------------
96-21     Danbury Fair Mall                7.00%      --          12.00%     $508       $508       1.27
          Danbury, Connecticut
------------------------------------------------------------------------------------------------------------------------------------
96-22     Charlestowne Mall                7.52%      --          12.00%     $170       $401       1.82
          St. Charles, Illinois
------------------------------------------------------------------------------------------------------------------------------------
96-23     Fashion Square Sherman Oaks      8.50%      --          10.60%     $342       $342       1.14
          Sherman Oaks, California
------------------------------------------------------------------------------------------------------------------------------------
96-24     Regency Square Mall              7.70%      --          --         $225       $225       0.87
          Jacksonville, Florida
------------------------------------------------------------------------------------------------------------------------------------
96-25     Valley Plaza Center              7.30%      --          --         $239       $239       0.96
          Bakersfield, California
------------------------------------------------------------------------------------------------------------------------------------
96-26     Clearview Mall                  10.67%      --          --         $ 75       $136       0.86
          Bulter, Pennsylvania
====================================================================================================================================
          Survey Low:                      7.00%      10.00%      10.60%     $ 58       $126       0.33

          Survey High:                    12.00%      11.00%      14.00%     $534       $534       1.82
------------------------------------------------------------------------------------------------------------------------------------
          Survey Mean:                     9.35%      10.50%      12.02%     $190       $242       0.84
====================================================================================================================================

----------------
(1)   Reflects sale of leashold estate with 32 years remaining on ground lease

(2)   Adjusted to reflect 100% interest.

(3)   Actual sales price of $44.5 million adjusted to reflect free rent


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      While these unit prices implicitly contain both the physical and economic factors affecting the real estate, the statistics do not explicitly convey many of the details surrounding a specific property. Thus, this single index to the valuation of the subject property has limited direct application. The price per square foot of mall shop GLA acquired yields one common form of comparison. However, this can be distorted if anchor and/or other major tenants generate a significant amount of income. Chart A, following, shows this relationship along with other selected indices.

================================================================================
                                    CHART A *
                            Selected Average Indices
================================================================================
Transaction   Price/SF Range **     Price/SF Range       Sales    Capitalization
   Year       of Total GLA/Mean  of Mall Shop GLA/Mean  Multiple       Rates
================================================================================
   1991        $156 - $556            $203 - $556        1.17          6.44%
                  $282                   $357
--------------------------------------------------------------------------------
   1992        $136 - $511            $226 - $511        1.07          7.31%
                  $259                   $320
--------------------------------------------------------------------------------
   1993        $ 73 - $471            $173 - $647        1.15          7.92%
                  $242                   $363
--------------------------------------------------------------------------------
   1994        $ 83 - $378            $129 - $502        0.96          8.37%
                  $197                   $288
--------------------------------------------------------------------------------
   1995        $ 53 - $686            $ 93 - $686        0.96          9.13%
                  $193                   $284
--------------------------------------------------------------------------------
   1996        $ 58 - $534            $126 - $534        0.84          9.35%
                  $190                   $242
================================================================================
*     Includes all transactions for particular year

**    Based on total GLA acquired
================================================================================

      The chart above shows that the annual average price per square foot of total GLA acquired has ranged from $190 to $282 per square foot. A declining trend has been in evidence as cap rates have risen. As discussed, one of the factors which may influence the unit rate is whether or not anchor stores are included in the total GLA which is transferred. Thus, a further refinement can be made between those malls which have transferred with anchor space and those which have included only mall GLA. The price per square foot of mall shop GLA has declined from a high of $357 per square foot in 1991 to $242 per square foot in 1996. In order to gain a better perspective into this measure, we can isolate only those sales which involved a transfer of the mall shop GLA. Chart B, following, makes this distinction. We have displayed only the more recent transactions (1995-1996).

================================================================================


                                      -62-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

================================================================================
                                     CHART B
                          Regional Mall Sales Involving
                              Mall Shop Space Only
================================================================================
               1995                                         1996
--------------------------------------------------------------------------------
 Sale          Unit          NOI              Sale          Unit        NOI Per
 No.           Rate         Per SF            No.           Rate          SF
================================================================================
95- 1          $686         $66.58           96- 6         $126         $15.12
--------------------------------------------------------------------------------
95- 3          $342         $26.68           96- 8         $144         $14.84
--------------------------------------------------------------------------------
95- 4          $259         $22.42           96- 9         $281         $25.12
--------------------------------------------------------------------------------
95- 7          $237         $17.21           96-10         $433         $30.34
--------------------------------------------------------------------------------
                                             96-16         $145         $11.27
--------------------------------------------------------------------------------
                                             96-17         $270         $29.74
--------------------------------------------------------------------------------
                                             96-18         $534         $40.03
--------------------------------------------------------------------------------
                                             96-21         $508         $35.57
--------------------------------------------------------------------------------
                                             96-23         $342         $29.11
--------------------------------------------------------------------------------
                                             96-24         $225         $17.32
--------------------------------------------------------------------------------
                                             96-25         $239         $17.44
================================================================================
Mean           $381         $33.22                         $295         $24.17
================================================================================

      From the above we see that the mean unit rate for sales involving mall shop GLA only has ranged from approximately $126 to $686 per square foot with yearly averages of $295 and $381 per square foot for the most recent two year period. We recognized that these averages may be skewed somewhat by the size of the sample, particularly in 1995.

      Alternately, where anchor store GLA has been included in the sale, the unit rate is shown to range widely from $53 to $410 per square foot of salable area, indicating a mean of $143 per square foot in 1995, and only $113 per square foot in 1996. Chart C, following, depicts these data.

================================================================================


                                      -63-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

================================================================================
                                     CHART C
                          Regional Mall Sales Involving
                            Mall Shops and Anchor GLA
================================================================================
Sale           Unit           NOI            Sale           Unit           NOI
 No.           Rate          Per SF           No.           Rate          Per SF
================================================================================
95- 2          $410          $32.95          96- 1          $278          $22.54
--------------------------------------------------------------------------------
95- 5          $272          $21.05          96- 2          $130          $13.62
--------------------------------------------------------------------------------
95- 6          $ 91          $ 8.64          96- 3          $129          $13.57
--------------------------------------------------------------------------------
95- 8          $105          $ 9.43          96- 4          $108          $10.70
--------------------------------------------------------------------------------
95- 9          $122          $11.60          96- 5          $122          $11.06
--------------------------------------------------------------------------------
95-10          $ 95          $ 8.80          96- 7          $ 58          $ 6.58
--------------------------------------------------------------------------------
95-11          $ 53          $ 5.89          96-11          $ 73          $ 8.02
--------------------------------------------------------------------------------
95-12          $ 79          $ 8.42          96-12          $102          $10.21
--------------------------------------------------------------------------------
95-13          $ 72          $ 7.16          96-13          $117          $10.96
--------------------------------------------------------------------------------
95-14          $ 96          $ 9.14          96-14          $ 77          $ 7.78
--------------------------------------------------------------------------------
95-15          $212          $17.63          96-15          $ 92          $ 9.52
--------------------------------------------------------------------------------
95-16          $ 56          $ 5.34          96-19          $ 91          $ 8.40
--------------------------------------------------------------------------------
95-17          $ 59          $ 5.87          96-20          $ 66          $ 6.81
--------------------------------------------------------------------------------
95-18          $143          $11.11          96-22          $170          $12.75
--------------------------------------------------------------------------------
95-19          $287          $22.24          96-26          $ 75          $ 8.01
================================================================================
 Mean          $143          $12.35          Mean           $113          $10.70
================================================================================
*     Sale included peripheral GLA
================================================================================

Analysis of Sales

      Within Charts B and C, we have presented a summary of several transactions involving regional and super-regional-sized retail shopping malls from which price trends may be identified for the extraction of value parameters. These transactions have been segregated by year of acquisition so as to lend additional perspective on our analysis. Comparability in both physical and economic characteristics are the most important criteria for analyzing sales in relation to the subject property. However, it is also important to recognize the fact that regional shopping malls are distinct entities by virtue of age and design, visibility and accessibility, the market segmentation created by anchor stores and tenant mix, the size and purchasing power of the particular trade area, and competency of management. Thus, the Sales Comparison Approach, when applied to a property such as the subject can, at best, only outline the parameters in which the typical investor operates. The majority of these sales transferred either on an all cash (100 percent equity) basis or its equivalent utilizing market-based financing. Where necessary, we have adjusted the purchase price to its cash equivalent basis for the purpose of comparison.

      As suggested, sales which include anchors typically have lower square foot unit prices. In our discussions with major shopping center owners and investors, we learned that capitalization rates and underwriting criteria have become more sensitive to the contemporary issues dealing with the department store anchors. As such, investors are looking more closely than ever at the strength of the anchors when evaluating an acquisition.

================================================================================


                                      -64-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      As the reader shall see, we have attempted to make comparisons of the transactions to the subject primarily along economic lines. For the most part, the transactions have involved dominant or strong Class A centers in top 50 MSA locations which generally have solid, expanding trade areas and good income profiles. Some of the other transactions are in decidedly inferior second tier locations with limited growth potential and near term vacancy problems. These sales tend to reflect lower unit rates and higher capitalization rates.

=============================================
Application to Subject Property As Stabilized
=============================================

      Because the subject is theoretically selling both mall shop GLA and owned department stores, we will look at the recent sales summarized in Chart C more closely. As a basis for comparison, we will analyze the subject based upon projected "stabilized" NOI. The FY 1999 NOI has been projected to be $21,202,666 or $15.41 per square foot, based upon 1,375,905 square feet of owned GLA after completion of the renovation. Derivation of the subject's projected net operating income is presented in the Income Capitalization Approach section of this report as calculated by the Pro-Ject model. With projected NOI of $15.41 per square foot, the subject falls at the high end of the range exhibited by most of the comparable sales.

      Since the income that an asset will produce has direct bearing on the price that a purchaser is willing to pay, it is obvious that a unit price which falls at the high end of the range indicated by the comparables would be applicable to the subject. The subject's anticipated net income can be initially compared to the composite mean of the annual transactions in order to place the subject in a frame of reference. This is shown on the following chart.

================================================================================
      Sales              Mean                Subject              Subject
      Year               NOI                 Forecast              Ratio
================================================================================
      1991              $14.25                $15.41               108.1%
--------------------------------------------------------------------------------
      1992              $16.01                $15.41                96.3%
--------------------------------------------------------------------------------
      1993              $15.51                $15.41                99.4%
--------------------------------------------------------------------------------
      1994              $15.62                $15.41                98.7%
--------------------------------------------------------------------------------
      1995              $12.35                $15.41               124.8%
--------------------------------------------------------------------------------
      1996              $10.70                $15.41               144.0%
================================================================================

      With first year stabilized NOI forecasted at approximately 96.3 to 144.0 percent of the mean of these sales in each year, the unit price which the subject property would command should be expected to fall within a relative range.

================================================================================


                                      -65-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

Net Income Multiplier Method

      Many of the comparables were bought on expected income, not gross leasable area, making unit prices a somewhat subjective reflection of investment behavior regarding regional malls. In order to quantify the appropriate adjustments to the indicated per square foot unit values, we have compared the subject's first year pro forma net operating income to the pro forma income of the individual sale properties. In our opinion, a buyer's criteria for the purchase of a retail property is predicated primarily on the property's income characteristics. Thus, we have identified a relationship between the net operating income and the sales price of the property. Typically, a higher net operating income per square foot corresponds to a higher sales price per square foot. Therefore, this adjustment incorporates factors such as location, tenant mix, rent levels, operating characteristics, and building quality.

      Provided below, we have extracted the net income multiplier from each of the improved sales. We have included only the more recent sales data (1996) which had net operating incomes of approximately $10.00 per square foot or higher. The equation for the net income multiplier (NIM), which is the inverse of the equation for the capitalization rate (OAR), is calculated as follows:

      NIM   =     Sales Price
                  Net Operating Income

================================================================================
                        Net Income Multiplier Calculation
================================================================================
                                                           = Net Income
      Sale No.           Price/SF         + NOI/SF          Multiplier
================================================================================
       96-1               $278            $22.54              12.33
--------------------------------------------------------------------------------
       96-4               $108            $10.70              10.09
--------------------------------------------------------------------------------
       96-5               $122            $11.06              11.03
--------------------------------------------------------------------------------
       96-12              $102            $10.21               9.99
--------------------------------------------------------------------------------
       96-13              $117            $10.96              10.68
--------------------------------------------------------------------------------
       96-19               $91            $8.40               10.83
================================================================================
       Mean               $136            $12.31              10.83
================================================================================

      Valuation of the subject property utilizing the net income multipliers
(NIMs) from the comparable properties accounts for the disparity of the net operating incomes ($NOIs) per square foot between the comparables and the subject. Within this technique, each of the adjusted NIMs are multiplied by the $NOI per square foot of the subject, which produces an adjusted value indication for the subject. The net operating income per square foot for the subject property is calculated as the first year of the holding period, as detailed in the Income Capitalization Approach section of this report.

================================================================================


                                      -66-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

================================================================================
                           Adjusted Unit Rate Summary
================================================================================
                        Subject           Net Income           Indicated
      Sale No.           NOI/SF          X Multiplier         Price = $/SF
================================================================================
       96-1              $15.41             12.33               $190.06
--------------------------------------------------------------------------------
       96-4              $15.41             10.09               $155.44
--------------------------------------------------------------------------------
       96-5              $15.41             11.06               $169.98
--------------------------------------------------------------------------------
       96-12             $15.41              9.99               $153.95
--------------------------------------------------------------------------------
       96-13             $15.41             10.68               $164.50
--------------------------------------------------------------------------------
       96-19             $15.41             10.83               $166.83
================================================================================
       Mean              $15.41             10.83               $166.83
================================================================================

      From the process above, we see that the indicated net income multipliers range from 9.99 to 10.83 with a mean of 10.83. The adjusted unit rates range from $154 to $190 per square foot of owned GLA with a mean of $167 per square foot.

      We recognize that the sale price per square foot of gross leasable area, including land, implicitly contains both the physical and economic factors of the value of a shopping center. Such statistics by themselves, however, do not explicitly convey many of the details surrounding a specific income producing property like the subject. Nonetheless, the process we have undertaken here is an attempt to quantify the unit price based upon the subject's income producing potential.

      Considering the characteristics of the subject relative to the above, we believe that a unit rate range of $166 to $168 per square foot would be appropriate for the subject As Stabilized. Applying this unit rate range to 1,375,905+/- square feet of owned GLA results in a value of approximately $228.4 million to 231.1 million for the subject as shown below.

      1,375,905 S.F.                      1,375,905 S.F.
      x         $166                      x         $168
      --------------                      --------------
        $228,400,000                        $231,150,000

==============================
Value Conclusion As Stabilized
==============================

      It is difficult to relate the subject to comparables that are in such widely divergent markets with different cash flow characteristics. The subject is the dominant mall in its market area and is benefited by having a good anchor alignment, with several major tenants and specialty stores that are unique to the region. After considering all of the available market data in conjunction with the characteristics of the subject property, the indices of investment that generated our value ranges are as follows:

================================================================================


                                      -67-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

           Rounded Value Estimate - Market Sales Unit Rate Comparison
                        As Stabilized as of June 1, 1998

                          $228,000,000 to $231,000,000

Rentable SF:                        1,375,905+/-
Indicated Value Per Square Foot:    $166 to $168

================
Analysis - As Is
================

      As previously noted, the subject will be undergoing substantial remerchandising effort over the next eighteen months. Included in this will be construction of a new 61,000 square foot movie theatre, construction of a new 20,000 square foot theme restaurant, relocation of two major tenants (Neiman Marcus and Saks), plus fitout for three large mall tenants (Polo, Gap. and Talbots), as well as fitout for smaller tenant spaces. Ownership estimates the total costs for the remerchandising effort at approximately $16.4 million.

      In addition to the basic construction costs, a further adjustment would be necessary to recognize the entrepreneurial effort necessary to bring the property to stabilization. In the subsequent Income Capitalization Approach, we project a stabilized yield on invested capital of approximately 11.00 percent for the subject property. Similarly, we project a 12.00 percent yield on an As Is basis, thereby giving the current purchaser a premium for accepting the risks of bringing the subject property to stabilization. At a 11.00 percent yield, the present worth of the property cash flows from the subject property is equal to $208,000,000; at 12.00 percent, these compute to $193,000,000. The difference between these, $15,000,000, is indicative of the economically necessary provision for the purchaser's entrepreneurial profit to acquire an incomplete project like the subject and to bring it to stabilization

      Deducting the $16.4 million base cost plus the $15.0 million allowance for entrepreneurial profit from our estimated range of values As Stabilized, renders an adjusted value range As Is as of April 16, 1997 of between $197,000,000 and $200,000,000. The investment parameters generated by this value conclusion are as follows:

Indicated Value Range:                    $197,000,000 - $200,000,000
Indicated Value Per Square Foot:                  $143 - $145

================================================================================


                                      -68-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  INCOME CAPITALIZATION APPROACH
================================================================================

Introduction

      The Income Approach is based upon the economic principle that the value of a property capable of producing income is the present worth of anticipated future net benefits. The net income projected for the property is translated into a present value indication using the capitalization process. There are various methods of capitalization that are based on inherent assumptions concerning the quality, durability, and pattern of the income projection.

      Where the pattern of income is irregular due to existing leases that will terminate at staggered, future dates, or to an absorption or stabilization requirement on a newer development, the discounted cash flow analysis is the most accurate.

      Discounted Cash Flow Analysis (DCF) is a method of estimating the present worth of future cash flow expectancies by individually discounting each anticipated collection at an appropriate discount rate. The indicated market value by this approach is the accumulation of the present worth of future projected years' net income (before income taxes and depreciation) and the present worth of the reversion of the estimated property value at the end of the projection period. The estimated value of the reversion at the end of the projection period is based on the capitalization of the next year's projected net income.

Discounted Cash Flow Analysis - Franklin Mills As Is

      The application of the discounted cash flow analysis (DCF) produces an estimate of value through an economic analysis of the subject property in which the net income generated by the asset is converted to a capital sum at an appropriate rate. First, the revenues which a fully informed investor can expect the subject to produce over a specified time horizon are established through an analysis of the current rent roll, as well as the rental market for similar properties. Second, the projected expenses incurred in generating these gross revenues are deducted. Finally, the residual net income is discounted into a capital sum at an appropriate rate which is then indicative of the subject property's current value in the marketplace.

      In this Income Capitalization Approach to the valuation of the subject, we have utilized a eleven year holding period for our As Is analysis in the subject property, with the cash flow analysis commencing on May 1, 1997. This period is considered to be a sufficient time for an investor to benefit from an investment in the subject property as well as long enough to allow the property to return to stabilized operations after the proposed remerchandising. This holding period is also consistent with market based criteria as will be discussed in further detail. It is noted that we have presented the cash flows on a fiscal year basis commencing on May 1, 1997. Although an asset such as the subject has a much longer useful life, investment analysis becomes more meaningful if limited to a time period considerably less than the real estate's economic life, but of sufficient length for an investor to model its performance. An eleven year holding period for this investment is long enough to model the asset's performance and benefit from its continued remerchandising, but short enough to reasonably estimate the expected income and expenses of the real estate. The liquidation date (reversion sale) in the discounting model As Is is deemed to occur on April 30, 2008. The valuation At Stabilization will commence on June 1, 1998 and will utilize a 10-year holding period

================================================================================


                                      -69-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      The revenues and expenses which an informed investor may expect to incur from the subject property will vary, without a doubt, over the holding period. Major investors active in the market for this type of real estate establish certain parameters in the computation of these cash flows and criteria for decision making which this valuation analysis must include if it is to be truly market-oriented. These current computational parameters are dependent upon market conditions in the area of the subject property as well as the market parameters for this type of real estate, which we view as being national in scale.

      By forecasting the anticipated income stream and discounting the future value at reversion to current value, the capitalization process may be applied to derive a value that an investor would pay to receive that particular income stream. Typical investors price real estate on their expectations of the magnitude of these benefits and their judgment of the risks involved. Our valuation endeavors to reflect the most likely actions of typical buyers and sellers of property interest similar to the subject. In this regard we see the subject as an important long term investment opportunity for a competent owner.

      An analytical real estate computer model that simulates the behavioral aspects of the property and examines the results mathematically is employed for the discounted cash flow analysis. In this instance, it is the PRO-JECT Plus+ computer model. Since investors are the basis of the marketplace in which the subject property will be bought and sold, this type of analysis is particularly germane to the appraisal problem at hand. On the facing page is a summary of the expected annual cash flows from the operation of the subject over the stated investment holding period. A general outline summary of the major steps involved in projecting the discounted cash flow may be listed as follows:

      1. Analysis of the income stream: establishment of an economic (market) rent for tenant space; projection of future annual revenues based upon existing and pending leases, probable renewals at market rentals, and expected vacancy experience;

      2. An estimate of a reasonable period of time to achieve stabilized occupancy of the existing property and make all necessary improvements for marketability;

      3. Analysis of projected escalation recovery income based upon an analysis of the property's leasing structure as well as the experiences of comparable properties;

      4. Derivation of the most probable net operating income less reserves, tenant improvements, leasing commissions, and any extraordinary expenses to be generated by the property by subtracting all property expenses from the effective gross income; and

      5. Estimation of a reversionary sales price based upon capitalization of the net operating income (before reserves, tenant improvements, leasing commissions, and other possible capital items).

      Following is a detailed discussion of the components which form the basis of this analysis. Again, this discussion focuses on the revenue producing ability of the asset on a fiscal basis (FY 1998).

================================================================================


                                      -70-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  FRANKLIN MILLS - AS IS
                                                  ANNUAL CASH FLOW REPORT
                                               BEGINNING 5/1/97 FOR 12 YEARS

                        FY1998         FY1999         FY2000         FY2001         FY2002         FY2003         FY2004
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------
INCOME
------
MINIMUM RENT:
ALL TENANTS           16,846,966     19,543,956     19,629,232     20,640,100     21,193,036     21,705,192     22,619,568
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------
TOTAL MINIMUM RENT    16,846,966     19,543,956     19,629,232     20,640,100     21,193,036     21,705,192     22,619,568

RECOVERIES:
CAM RECOVERIES         4,362,408      4,869,555      4,899,919      5,050,383      5,135,005      5,203,972      5,593,371
TAX RECOVERIES         1,798,799      2,109,233      2,105,245      2,160,911      2,196,713      2,147,218      2,230,895
FOOD COURT RECOVER       383,559        421,977        443,767        482,405        496,339        529,598        547,434
MAJORS CAM RECOVER     1,241,339      1,361,054      1,361,860      1,372,142      1,405,662      1,405,106      1,444,390
MAJORS TAX RECOVER     2,015,968      2.241,779      2,245,060      2,337,428      2,392,229      2,465,434      2,545,082
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------
TOTAL RECOVERIES       9,802,073     11,003,498     11,055,851     11,403,269     11,625,948     11,751,328     12,361,172

OVERAGE RENT             715,161        724,778        739,064        532,752        464,288        491,040        549,840
RECAPTURES               (99,312)      (101,041)      (104,985)             0              0              0              0

SALES VOLUME (000)       268,424        278,387        282,845        294,459        306,719        317,517        330,241
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------

GROSS RENTAL
 INCOME               27,264,888     31,171,192     31,319,164     32,576,120     33,283,272     33,947,560     35,530,580
CREDIT LOSS             (679,626)      (777,225)      (780,861)      (912,222)      (829,834)      (846,376)      (885,882)
MISCELLANEOUS            931,821        964,435        998,190      1,033,126      1,069,286      1,106,711      1,145,446
UTILITES INCOME        1,677,730      1,736,450      1,797,226      1,860,129      1,925,234      1,992,617      2,062,358
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------
TOTAL INCOME          29,194,812     33,094,856     33,333,720     34,657,152     35,447,960     36,200,512     37,852,504

EXPENSES
--------
PROMOTIONS               926,077        958,489        992,036      1,026,758      1,062,694      1,099,889      1,138,385
ADMINISTRATIVE           409,378        423,706        438,536        453,885        469,771        486,213        503,230
MANAGEMENT FEES          788,260        893,561        900,010        935,743        957,095        977,414      1,022,018
FOOD COURT               455,560        471,504        488,007        505,087        522,765        541,062        559,999
PROPERTY TAXES         4,012,311      4,092,557      4,174,408      4,257,896      4,343,054      4,429,915      4,518,514
CAM                    4,972,648      5,146,691      5,326,825      5,513,264      5,706,229      5,905,947      6,112,655
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------
TOTAL EXPENSES        11,564,234     11,996,508     12,319,822     12,692,633     13,061,608     13,440,440     13,854,801
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------

NET OPERATING
 INCOME               17,630,578     21,108,348     21,013,898     21,964,520     22,386,352     22,760,072     23,997,704

ALTERATIONS           13,250,629      3,161,304        852,839        406,756        377,992        855,524        387,990
COMMISSIONS              130,808        194,004        278,501        360,414        431,844        463,592        471,640
CAPITAL RESERVES         139,690        140,727        145,653        150,751        156,027        161,488        167,140
                     -----------    -----------    -----------    -----------    -----------    -----------    -----------
CASH FLOW              4,109,451     17,612,312     19,736,908     21,046,600     21,420,488     21,279,468     22,970,934



                        FY2005         FY2006         FY2007         FY2008         FY2009
                     -----------    -----------    -----------    -----------    -----------
INCOME
------
MINIMUM RENT:
ALL TENANTS           22,768,554     23,298,498     23,731,582     24,723,938     26,157,184
                     -----------    -----------    -----------    -----------    -----------
TOTAL MINIMUM RENT    22,769,554     23,298,498     23,731,582     24,723,938     26,157,184


RECOVERIES:
CAM RECOVERIES         5,755,162      5,969,296      6,271,300      6,395,813      6,774,641
TAX RECOVERIES         2,243,478      2,238,730      2,268,718      2,215,956      2,225,603
FOOD COURT RECOVER       581,484        610,715        594,192        582,540        585,880
MAJORS CAM RECOVER     1,484,016      1,523,775      1,557,081      1,581,046      1,636,595
MAJORS TAX RECOVER     2,593,455      2,653,876      2,695,230      2,707,248      2,843,499
                     -----------    -----------    -----------    -----------    -----------
TOTAL RECOVERIES      12,657,595     12,996,392     13,386,521     13,482,603     14,066,218


OVERAGE RENT             635,044        625,810        572,797        394,162        489,160
RECAPTURES                     0              0              0              0


SALES VOLUME (000)       337,510        349,486        358,248        375,270        392,094
                     -----------    -----------    -----------    -----------    -----------


GROSS RENTAL
 INCOME               36,061,192     36,920,696     37,690,900     38,600,704     40,712,560
CREDIT LOSS             (899,075)      (920,492)      (939,670)      (962,338)    (1,015,051)
MISCELLANEOUS          1,185,536      1,227,030      1,269,976      1,314,425      1,360,430
UTILITES INCOME        2,134,541      2,209,250      2,286,574      2,366,604      2,449,435
                     -----------    -----------    -----------    -----------    -----------
TOTAL INCOME          38,482,192     39,436,484     40,307,776     41,319,392     43,507,376

EXPENSES
--------
PROMOTIONS             1,178,228      1,219,466      1,262,147      1,306,323      1,352,044
ADMINISTRATIVE           520,843        539,073        557,940        577,468        597,679
MANAGEMENT FEES        1,039,019      1,064,785      1,088,310      1,115,624      1,174,699
FOOD COURT               579,599        599,885        620,881        642,612        665,103
PROPERTY TAXES         4,608,884      4,701,062      4,795,083      4,890,984      4,988,804
CAM                    6,326,598      6,548,029      6,777,210      7,014,412      7,259,917
                     -----------    -----------    -----------    -----------    -----------
TOTAL EXPENSES        14,253,171     14,672,300     15,101,571     15,547,423     16,038,246
                     -----------    -----------    -----------    -----------    -----------


NET OPERATING
 INCOME               24,229,020     24,764,184     25,206,204     25,771,968     27,469,130


ALTERATIONS              393,712        693,244        762,560      1,477,661        570,428
COMMISSIONS              493,313        501,991        545,872        570,501        573,105
CAPITAL RESERVES         172,990        179,044        185,311        191,797        198,510
                     -----------    -----------    -----------    -----------    -----------
CASH FLOW             23,169,006     23,389,904     23,712,460     23,532,012     26,127,086

                                                  Income Capitalization Approach
================================================================================

===================================
Discounted Cash Flow As Is Analysis
===================================

Potential Gross Revenues - Analysis

      Potential gross revenues generated by the subject property are composed of a number of distinct elements; minimum rent determined by lease agreement; overage rent based upon a percentage of retail sales; a reimbursement of certain expenses incurred in the ownership and operation of the real estate; and other miscellaneous revenues.

      The minimum base rent represents a legal contract establishing a return to the investors in the real estate, while the passing of certain expenses onto tenants serves to maintain this return in an era of continually rising costs of operation. The additional rent based upon a percentage of retail sales experienced at the subject property serves to preserve the purchasing power of the residual income to an equity investor over time. Finally, miscellaneous income adds an additional important source of revenue in the complete operation of the subject property.

      In the first fiscal year of the investment, FY 1998, it is projected that the subject property will generate approximately $29,874,439 in potential gross revenues, equivalent to $21.73 per square foot of owned GLA after renovations of 1,375,905 square feet, which consists of mall shop GLA and leased anchor space. On the basis of mall (specialty shop) GLA (588,748 square feet), potential gross revenues are equivalent to $47.58 per square foot. These forecasted revenues may be allocated to the following components:

================================================================================
                                 Revenue Summary
                    Initial Fiscal Year of Investment - 1998
================================================================================
      Revenue Component            Amount       Unit Rate *     Income Ratio
================================================================================
      Minimum Rent              $16,846,966      $   12.24         56.4%
--------------------------------------------------------------------------------
      Overage Rent - **         $   615,849      $     .45          2.1%
--------------------------------------------------------------------------------
      Expense Recoveries        $ 9,802,073      $    7.12         32.8%
--------------------------------------------------------------------------------
      Utilities Income          $ 1,677,730      $    1.22          5.6%
--------------------------------------------------------------------------------
      Miscellaneous Income      $   931,821      $     .68          3.1%
--------------------------------------------------------------------------------
      Total                     $29,874,439      $   21.71        100.0%
================================================================================
*     Reflects total owned GLA of 1,375,905 S.F. after renovations
================================================================================
**    Overage rent net of recaptures
================================================================================

Minimum Rental Income

      The rental income which an asset such as the subject property will generate for an investor is analyzed as to its quality, quantity, and durability. The quality and probable duration of income will affect the amount of risk which an informed investor may expect over the property's useful life. Segregation of the income stream along these lines allows us to control the variables related to the center's forecasted performance with greater accuracy. Each tenant type lends itself to a specific weighing of these variables as the risk associated with each varies.

================================================================================


                                      -71-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Minimum rent produced by the subject property is derived from that rent paid by the various tenant types. The projection utilized in this analysis is based upon the actual rent roll and projected leasing schedule as of the date of appraisal, together with our assumptions as to the absorption of the vacant space, market rent growth rates, and renewal/ turnover probability. We have also made specific assumptions regarding the forecasted tenant mix of the mall based upon deals that are in progress and have a strong likelihood of coming to fruition. In this regard, we have worked with Mills Corporation leasing personnel and, where possible, have analyzed pending deals on a case-by-case basis. For those pending leases that are substantially along in the negotiating process and are believed to have a reasonable likelihood of being completed, we have reflected those terms in our cash flow. We believe that these assumptions represent a reasonable and prudent view from an investor's standpoint.

      In our investigation and analysis of the marketplace, we have surveyed, and ascertained where possible, rent levels being commanded by competing centers. However, it should be recognized that a large retail shopping mall is generally considered to be a separate entity by virtue of age and design, accessibility, visibility, tenant mix, and the size and purchasing power of its trade area. Consequently, the best measure of minimum rental income is its actual rent roll leasing schedule. This is particularly true for a property such as the subject wherein the property has generated a significant amount of leasing activity from an array of national and regional tenants. Even of greater bearing is the fact that many of these same tenants are found in each of the Mills projects.

      As such, our analysis of recently negotiated leases for tenants at the subject provides important insight into perceived market rent levels for the mall. This is of particular importance since tenants are cognizant of the mall's position in the market and are factoring this knowledge into their lease negotiations. Inasmuch as a tenant's ability to pay rent is based upon expected sales achievement, the level of negotiated rents is directly related to the tenant's perception of expected performance at the mall.

      The minimum rents forecasted at the subject property are essentially derived from various tenant categories; major tenant revenue consisting of base rent obligations from anchor and major tenants; and mall tenant revenues consisting of all in-line mall shops. Anchor revenues are discussed in detail by store type. Because of the various tenant types which comprise all of the mall GLA, we have essentially analyzed the mall shop space based upon the following categories.

      o     In-line shop space

      o     Food court space

      o     Kiosk space.

Interior Mall Shops

      Rent from all interior mall tenants (exclusive of anchor tenants) comprise the majority of minimum rent at the subject property. Aggregate rent in the initial full year of investment is shown to be $10,989,975 or $18.67 per square foot based upon a total specialty mall GLA after renovations of 586,748 square feet. The following chart details the components of minimum rent for the initial year of the investment.

================================================================================


                                      -72-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                             Minimum Rent Allocation
                            Initial Fiscal Year 1998
================================================================================
                          Revenue           Applicable GLA     Unit Rate (SF)
================================================================================
Mall Shops              $10,989,975          588,748 S.F.          $18.67
--------------------------------------------------------------------------------
Food Court              $   589,962            12,850 S.F          $45.91
--------------------------------------------------------------------------------
  Kiosks                $    75,201              781 S.F.          $96.29
--------------------------------------------------------------------------------
  Total                 $11,655,138          602,379 S.F.          $19.37
================================================================================

      As such, our analysis of recently negotiated leases for new and renewal tenants at the subject provides important insight into perceived market rent levels for the mall. This is of particular importance since tenants recognize the mall's position in the market and factor this knowledge into their lease negotiations. Inasmuch as a tenant's ability to pay rent is based upon expected sales achievement, the level of negotiated rents is directly related to the individual tenant's perception of their expected performance at the mall.

      The following table presents an analysis of minimum rent levels projected at the subject property for mall shop space in 1997. These revenues reflect leased mall shop tenants only and excludes food court, kiosks, anchor and major tenants (these tenant types are treated separately in a subsequent section of this report). Note that these are achieved rents for all leases in-place as of this analysis.

================================================================================
                                 FRANKLIN MILLS
                1997 MINIMUM RENT ATTAINMENT FOR MALL SHOP SPACE
                                 BY TENANT SIZE
================================================================================
Suite Size                   Rent           Total          Occupied     Average
                          Attainment         GLA             GLA       Unit Rate
================================================================================
Mall Shop < 1,000 SF      $   753,074     17,274 S.F.     16,509 S.F.    $45.62
--------------------------------------------------------------------------------
1,000- 1,999 SF           $ 1,312,964      51,905 S.F     36,814 S.F.    $35.66
--------------------------------------------------------------------------------
2,000 - 4,999 SF          $ 4,083,554    235,940 S.F.    226,525 S.F.    $17.96
--------------------------------------------------------------------------------
5,000 - 9,999 SF          $ 2,504,760    163,821 S.F.    158,780 S.F.    $15.77
--------------------------------------------------------------------------------
Mall Shop > 10,000 SF     $ 1,171,058    109,695 S.F.    109,695 S.F.    $10.68
--------------------------------------------------------------------------------
Jewelry Stores            $   436,127     10,113 S.F.     10,113 S.F.    $43.13
--------------------------------------------------------------------------------
Total/Average             $10,261,537    588,748 S.F.    568,400 S.F.    $18.03
================================================================================

      From the above we would expect to see a general pattern of an inverse relationship between size and rent. That is, as the suite size increases, the average unit base rent achieved declines. We have segregated jewelry stores from our size category classification as they will typically pay a premium over in-line space due to the high sales volumes which they generate.

================================================================================


                                      -73-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

======================================================================================================================
                                               Recent Lease Transactions
                                                    Franklin Mills
======================================================================================================================
Category                 Tenant                            Term                  Leased             Rent/S.F.
                                                                                  Area
======================================================================================================================
Kiosk                    Auntie Anns                   7/94 - 5 Yrs.              300 S.F.          $83.33
----------------------------------------------------------------------------------------------------------------------
Food Court               China Buddha                  7/96 - 6 Yrs               218 S.F.          $50.00
                         McDonald's                    9/96 - 5.5 Yrs.            694 S.F.          $40.00
                         Bavarian Pretzel              11/96 - 5 Yrs.             510 S.F..         $50.96
----------------------------------------------------------------------------------------------------------------------
0 -1,000 S.F.            Small's Formalwear            3/97 - 5 Yrs.              817 S.F.          $35.00 Yrs. 1-3
                                                                                                    $37.00 Yrs. 4-5
                         Dairy Queen                   11/96 - 5 Yrs.             633 S.F.          $45.00 Yrs. 1-2
                                                                                                    $47.00 Yrs. 3-5

                         Perfume Romance               7/96 - 5 Yrs               455 S.F.          $42.92 Yrs. 1-2
                                                                                                    $44.83 Yrs. 3-5

                         Let's Talk Cellular           10/96                      915 S.F.          $40.00

                         Lids For Less                 5/96 -10 Yrs.              550 S.F.          $63.64 Yrs. 1-5
                                                                                                    $72.73 Yrs. 6-10
----------------------------------------------------------------------------------------------------------------------
1,001 - 2,000 S.F.       Giorgio Brutini               7/97 - 5 Yrs.            1,915 S.F.          $26.00 Yrs. 1-3
                                                                                                    $28.00 Yrs. 4-5
                         Burger King                   5/97 - 5 Yrs.            1,600 S.F.          $25.00

                         Maternity Works               10/96 - 5 Yrs.           1,466 S.F.          $27.00 Yrs. 1-2
                                                                                                    $29.00 Yrs. 3-5
                         Episode                       11/96 - 4 Yrs.           1,468 S.F.
                                                                                                    $14.00 Yr. 1
                                                                                                    $20.00 Yrs. 2-4
----------------------------------------------------------------------------------------------------------------------


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

======================================================================================================================
                                               Recent Lease Transactions
                                                    Franklin Mills
======================================================================================================================
2,001 - 5,000 S.F.       Diesel                        6/97 - 5 Yrs.            3,353 S.F.          $22.00


                         Donna Karan                   6/97 - 5 Yrs.            4,582 S.F.          $22.00 Yrs. 1-3
                                                                                                    $24.00 Yrs. 4-5
                         Perry Ellis                   4/97 - 5 Yrs.            2,129 S.F.          $22.00 Yrs. 1-3
                                                                                                    $23.00 Yrs. 4-5
                         American Outpost              3/97 - 3 Yrs.            3,107 S.F.          $21.00 Yrs. 1-2
                                                                                                    $23.00 Yr. 3
                         Aeropostale                   1/97 - 3 Yrs.            4,865 S.F.          $18.05

                         Aerosoles                     9/96 - 10 Yrs.           2,001 S.F.          $18.00 Yrs. 1-4
                                                                                                    $19.00 Yrs. 5-7
                                                                                                    $20.00 Yrs. 8-10

                         Philly Leather                9/96 - 5 Yrs.            4,094 S.F.          $16.00 Yrs. 1-2
                                                                                                    $18.00 Yrs. 3-5
                         American Tourister            8/96 - 5 Yrs.            2,897 S.F.          $20.00 Yrs.. 1-2
                                                                                                    $22.00 Yrs.  3-5

                         Brooks Brothers               6/96 - 5 Yrs.            4,856 S.F.          $16.50

                         Tommy Hilfinger               4/96 - 5 Yrs.            4,357 S.F.          $25.64

                         Bostonian                     2/96 - 5 Yrs.            3,056 S.F.          $16.00 Yrs. 1-3
                                                                                                    $18.00 Yrs. 4-5
======================================================================================================================


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

======================================================================================================================
                                               Recent Lease Transactions
                                                    Franklin Mills
======================================================================================================================
Category                 Tenant                            Term                  Leased             Rent/S.F.
                                                                                  Area
======================================================================================================================
5,000 + S.F.             We're Entertainment           6/97 - 5 Yrs.            5,287 S.F.          $18.00 Yrs. 1-3
                                                                                                    $19.00 Yrs. 4-5

                         Boston Traders
                                                       6/96 - 6 Yrs.            6,446 S.F.          19.96
                         Group USA
                                                       5/96 - 5 Yrs.            5,003 S.F.          $17.99
----------------------------------------------------------------------------------------------------------------------
Jewelry                  Claire's                      12/96 - 5 Yrs.           1,455 S.F.          $27.00 Yrs. 1-2
                                                                                                    $32.00 Yrs. 3-5
                         CR Jewelers                   4/96 - 5 Yrs.            1,255 S.F.          $35.00 Yrs. 1-3
                                                                                                    $37.00 Yrs. 4-5

                         Hat Trick Jewelry             4/96 - 5 Yrs.            1,264 S.F.          $37.00 Yrs. 1-3
                                                                                                    $39.00 Yrs. 4-5

                         Swatch                        12/95- 5 Yrs.            1,721 S.F.          $40.00
----------------------------------------------------------------------------------------------------------------------
10,000 + S.F.            Gap                           6/97 - 5 Yrs.           12,000 S.F.           $8.00
                         Talbots                       6/97 - 5 Yrs.           11,000 S.F.          $15.00
                         Polo                          11/97- 5 Yrs.           10,029 S.F.          $17.00, Increasing
                                                                                                    2% per year
======================================================================================================================


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

===============================================================================================================
                                                 Franklin Mills
                                              Large Tenant Leases
===============================================================================================================
Category        Tenant                 Term                  Leased           Rent/S.F.                  T.I.
                                                             Area
===============================================================================================================
Anchor          General Cinema         12/97 - 20 Yrs.       61,000 S.F.      $15.57 Yrs. 1-10          $152.46
                                                                              $17.13  Yrs. 11-20
---------------------------------------------------------------------------------------------------------------
Major           Rain Forest            5/98 - 10 Yrs.        20,000 S.F.      $30.00 Yrs. 1-10          $137.50
                                                                              $31.00 Yrs. 11-20
---------------------------------------------------------------------------------------------------------------
Major           Saks                   11/96 - 10 Yrs.       46,406 S.F.      $10.41 Yrs. 1-4            $43.10
                                                                              $10.94 Yrs. 5-9
                                                                              $11.52 Yr. 10
---------------------------------------------------------------------------------------------------------------
Major           Off Fifth Saks         9/97  -10 Yrs.        34,918 S.F.      $ 6.00                      $8.59
---------------------------------------------------------------------------------------------------------------
Major           Neiman Marcus          6/97 -10 Yrs.         26,900 S.F.      $17.66 Yrs. 1-5            $24.16
                                                                              $19.42 Yrs. 6-10
===============================================================================================================


                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Overall, for the 568,400 square feet of mall tenants surveyed, the average attained base rent for the mall was shown to be $18.03 per square foot in 1997. As expected, a declining rent trend relative to suite size is generally in evidence. Since the 1997 rent attainment levels of the mall would necessarily be impacted by the existence of older leases as well as new tenants which had been in occupancy for less than one year, we have focused more directly on the subject's recent leasing activity.

      We have been provided with a current rent roll report (March, 1997) as prepared by The Mills Corporation. Given the characteristics of the subject, together with recent leasing activity, we believe that this sampling of transactions presents a good indication of potential rent levels at the subject property.

Recent Leasing By Size

      In analyzing recent leasing activity, we have segregated the most recent leases by size category on the facing and following page facing chart. The size breaks have been established in accordance with suite sizes that reflect reasonably quantifiable categories based on leasing experience. In total, 30 leases have been included which substantially represent all new activity. It is recognized that the data generally supports one of our inherent assumptions that market rental rates have an inverse relationship with suite size.

      The 30 mall shop leases (excluding kiosks and food court tenants) show a range in initial rental rates from $8.00 to $67.02 per square foot. The highest overall average rent is represented by those leases in the "less than 1,000 square feet" category which show an average of $56.57. The averages then decline by category to the lowest average of $13.62 found in the "greater than 5,000" square foot category.

================================================================================
                                 Franklin Mills
                          Most Recent Leasing Activity
================================================================================
             Category              No. of Tenants  Applicable GLA        Rent/SF
================================================================================
1:    Less Than   1,000 SF              5            3,370 S.F.           $44.55
--------------------------------------------------------------------------------
2:    1,001     -    2,000 SF           4            6,449 S.F.           $24.85
--------------------------------------------------------------------------------
3:    2,001     -    5,000 SF          11           39,297 S.F.           $20.13
--------------------------------------------------------------------------------
4:    5,001     -    9,999 SF           3           16,736 S.F.           $18.88
--------------------------------------------------------------------------------
5:    Over  10,000 SF                   3           33,029 S.F.           $13.27
--------------------------------------------------------------------------------
5:    Jewelry                           4            5,695 S.F.           $36.03
--------------------------------------------------------------------------------
Total/Average                           30          104,576 S.F.          $19.71
================================================================================

      To reiterate the following chart delineates our conclusions for existing, new and proposed leasing activity at the subject by size.

================================================================================


                                      -74-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
         Category                   Average            Average       Estimate of
                                    Existing             New         Market Rent
================================================================================
1:    Less Than  1,000 SF            $45.62            $44.55           $46.00
--------------------------------------------------------------------------------
2:    1,001   -  2,000 SF            $35.66            $24.85           $25.00
--------------------------------------------------------------------------------
3:    2,001   -  5,000 SF            $17.96            $20.13           $21.00
--------------------------------------------------------------------------------
4:    5,001   -  9,999 SF            $15.77            $18.88           $19.00
--------------------------------------------------------------------------------
5:    Over 10,000 SF                 $10.68            $13.27           $13.50
--------------------------------------------------------------------------------
5:    Jewelry                        $43.13            $36.03           $37.00
--------------------------------------------------------------------------------
Total/ Weighted Average              $18.03            $19.71           $20.41
================================================================================

      These transactions implicitly support the assumption that, typically, there is an inverse correlation between unit rates and the amount of space being leased, and they reflect average rates. We recognize that, in practice, there are unit rate gradations with tenant categories based on such attributes as location within the center/building, unit frontage and depth, tenant type and credit worthiness, concessions/tenant allowances, etc. However, as the tenant mix and configuration may not be fixed over time, it is more appropriate to estimate what the average base rental levels paid at the property would be for the different tenant categories.

Lease Term and Steps

      The majority of tenant leases for mall tenants are for five year terms, and in our analysis, we have utilized a five year term for new and renewal tenants. Most of the mall tenants have fixed rental payments throughout the term, while a minority have an increase of $1.00 to $2.00 per square foot typically after the third year. Our analysis of rent levels is based on the average rent throughout the term which accounts for the rental increases. Thus our estimates of market rent reflect a weighted average of leases having a fixed rent as well as leases which have steps during the term.

Market Comparisons - Occupancy Cost Ratios

      In further support of developing a forecast for market rent levels, we have undertaken a comparison of minimum rent to projected sales and total occupancy costs to sales ratios. Generally, our research and experience with other regional malls shows that the ratio of minimum rent to sales falls within the 8 to 12 percent range in the initial year of the lease with 8 percent to 10 percent being most typical. By adding additional costs to the tenant, such as real estate tax and common area maintenance recoveries, a total occupancy cost may be derived. Expense recoveries and other tenant charges can add up to 100 percent of minimum rent and comprise the balance of total tenant costs.

      The typical range for total occupancy cost-to-sales ratios falls between 12 and 15 percent. As a general rule, where sales exceed $250 to $275 per square foot, 14 to 15 percent would be a reasonable cost of occupancy. Experience and research show that most tenants will resist total occupancy costs that exceed 16 to 18 percent of sales. However, ratios of upwards to 20 percent are not uncommon. Obviously, this comparison will vary from tenant to tenant and property to property.

================================================================================


                                      -75-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
OCCUPANCY COST ANALYSIS/COMPARISON
Cushman & Wakefield, Inc.

====================================================================================================================================
                                           Budget    Year          No.        Total        Shop      Avg.        Rec-         Avg.
No.     Area Location              State    Year     Built       Stories       GLA         GLA       Rent       overies       Sales
====================================================================================================================================
**      ULI-Super-Regional Malls     US     1995     --             --       999,544     342,260    $ 16.30     $  8.72    $  203.09
------------------------------------------------------------------------------------------------------------------------------------
**      ULI-Regional Malls           US     1995     --             --       582,893     261,553    $ 12.05     $  5.82    $  176.16
------------------------------------------------------------------------------------------------------------------------------------
**      ICSC-All Enclosed Malls      US     1995     --             --       582,893     261,553    $ 12.05     $  5.82    $  176.16
------------------------------------------------------------------------------------------------------------------------------------
**      ICSC-Malls>1,000,000sf       US     1995     --             --     1,206,574     407,060    $ 20.01     $ 12.57    $  271.64
====================================================================================================================================
 1      Saratoga County MSA          NY     1995     1990/91/93      1       656,501     256,668    $ 15.79     $ 15.54    $  194.00
------------------------------------------------------------------------------------------------------------------------------------
 2      Syracuse MSA                 NY     1995     1954/96         2     1,035,525     410,818    $ 17.00     $ 12.90    $  208.00
------------------------------------------------------------------------------------------------------------------------------------
 3      Syracuse MSA                 NY     1995     1988/94         1       776,571     311,557    $ 17.00     $ 12.12    $  198.00
------------------------------------------------------------------------------------------------------------------------------------
 4      Rochester MSA                NY     1995     1967/93         2     1,533,574     495,040    $ 18.00     $ 13.03    $  247.00
------------------------------------------------------------------------------------------------------------------------------------
 5      Jefferson County MSA         NY     1995     1986/93         1       635,765     209,873    $ 21.96     $ 15.89    $  231.00
------------------------------------------------------------------------------------------------------------------------------------
 6      Buffalo MSA                  NY     1996     1985/89         1       753,105     285,771    $ 19.67     $ 14.83    $  250.00
------------------------------------------------------------------------------------------------------------------------------------
 7      White Plains MSA             NY     1995     1980/83         4       882,689     326,774    $ 34.00     $ 25.31    $  380.00
------------------------------------------------------------------------------------------------------------------------------------
 8      Fairfield County MSA         CT     1995     1986/91         2     1,270,146     499,868    $ 32.00     $ 17.20    $  425.00
------------------------------------------------------------------------------------------------------------------------------------
 9      Meriden MSA                  CT     1994     1971/94         2       711,626     292,877    $ 27.00     $ 14.20    $  333.00
------------------------------------------------------------------------------------------------------------------------------------
10      Worcester County MSA         MA     1996     1971/87         1       445,875     182,372    $ 22.36     $ 14.93    $  288.00
------------------------------------------------------------------------------------------------------------------------------------
11      Boston MSA                   MA     1995     1980/93         1       322,120     155,080    $ 18.50     $ 17.40    $  208.00
------------------------------------------------------------------------------------------------------------------------------------
12      Bristol County MSA           MA     1995     1992            2     1,005,595     349,107    $ 21.50     $ 22.09    $  280.00
------------------------------------------------------------------------------------------------------------------------------------
13      Bristol County MSA           MA     1995     1987/89         2       967,363     374,630    $ 31.00     $ 21.71    $  404.00
------------------------------------------------------------------------------------------------------------------------------------
14      Essex County MSA             MA     1995     1993/94         2       836,344     329,065    $ 36.95     $ 11.27    $  350.00
------------------------------------------------------------------------------------------------------------------------------------
15      Kingston MSA                 MA     1994     1989/92         1       771,007     295,562    $ 18.44     $ 14.32    $  211.00
------------------------------------------------------------------------------------------------------------------------------------
16      Burlington MSA               VT     1995     1979/89/92      1       490,424     185,398    $ 23.00     $  9.51    $  294.00
------------------------------------------------------------------------------------------------------------------------------------
17      Bucks County MSA             PA     1995     1968/75         1       348,309     305,212    $ 19.35     $ 10.00    $  239.00
------------------------------------------------------------------------------------------------------------------------------------
18      Monmouth County MSA          NJ     1994     1990/91/94      2     1,153,396     525,741    $ 31.00     $ 15.70    $  338.00
------------------------------------------------------------------------------------------------------------------------------------
19      Westminster MSA              MD     1995     1987/94         1       524,964     193,557    $ 16.74     $ 17.93    $  228.00
------------------------------------------------------------------------------------------------------------------------------------
20      Washington-Baltimore         MD     1995     1979/93         2       661,639     245,217    $ 22.10     $ 19.86    $  285.00
------------------------------------------------------------------------------------------------------------------------------------
21      Baltimore MSA                MD     1995     1956/91         1       863,376     242,376    $ 19.87     $ 14.93    $  214.00
------------------------------------------------------------------------------------------------------------------------------------
22      Prince William Cty. MSA      VA     1995     1972/96         1       716,796     278,494    $ 21.50     $ 15.11    $  236.00
------------------------------------------------------------------------------------------------------------------------------------
23      Arlington MSA                VA     1994     1986            4       491,057     222,800    $ 28.00     $ 12.98    $  300.00
------------------------------------------------------------------------------------------------------------------------------------
24      Bloomingdale MSA             IL     1995     1981-88-91      2     1,292,186     427,609    $ 21.84     $ 10.37    $  250.00
------------------------------------------------------------------------------------------------------------------------------------
25      Minneapolis MSA              MN     1995     1962/94         1       982,228     201,561    $ 21.00     $ 22.51    $  262.00
------------------------------------------------------------------------------------------------------------------------------------
26      Genesee County MSA           MI     1995     1980/93         1       451,036     230,625    $ 16.00     $  9.01    $  219.00
------------------------------------------------------------------------------------------------------------------------------------
27      Indianapolis MSA             IN     1995     1968/97         1     1,239,059     260,359    $ 22.43     $  9.00    $  235.00
------------------------------------------------------------------------------------------------------------------------------------
28      Tampa MSA                    FL     1995     1995            1       977,047     359,579    $ 27.00     $ 12.77    $  300.00
------------------------------------------------------------------------------------------------------------------------------------
29      Plantation MSA               FL     1995     1979/93         1     1,004,061     282,952    $ 28.22     $ 12.40    $  314.00
------------------------------------------------------------------------------------------------------------------------------------
30      Miami MSA                    FL     1995     1982            1     1,120,827     290,385    $ 29.36     $ 16.55    $  355.00
------------------------------------------------------------------------------------------------------------------------------------
31      Coral Springs MSA            FL     1995     1984/96         1     1,171,127     293,183    $ 25.90     $ 11.55    $  284.00
------------------------------------------------------------------------------------------------------------------------------------
32      North/Central Kansas         KS     1995     1987/90         1       400,307     185,324    $ 14.97     $ 10.31    $  212.00
------------------------------------------------------------------------------------------------------------------------------------
33      Amarillo MSA                 TX     1995     1982/86         1       889,508     316,190    $ 18.00     $  7.53    $  200.00
------------------------------------------------------------------------------------------------------------------------------------
34      Las Vegas MSA                NV     1995     1992            1       241,580     241,580    $ 91.50     $ 22.04    $1,183.00
------------------------------------------------------------------------------------------------------------------------------------
35      Las Vegas MSA                NV     1994     1981/93         2       819,374     286,936    $ 35.00     $ 13.21    $  405.00
------------------------------------------------------------------------------------------------------------------------------------
36      Knoxville MSA                TN     1995     1972/94         1     1,333,018     382,150    $ 23.80     $ 14.00    $  333.00
------------------------------------------------------------------------------------------------------------------------------------
37      Nashville MSA                TN     1995     1990            2       716,462     373,662    $ 15.25     $ 13.30    $  180.00
------------------------------------------------------------------------------------------------------------------------------------
38      Riverside County MSA         CA     1995     1970/91         1     1,044,536     411,610    $ 22.59     $ 17.00    $  250.00
------------------------------------------------------------------------------------------------------------------------------------
39      Orange County MSA            CA     1994     1975/94         1       810,470     273,970    $ 21.00     $ 10.28    $  270.00
------------------------------------------------------------------------------------------------------------------------------------
40      Bellingham MSA               WA     1994     1988            1       769,187     337,557    $ 20.85     $ 12.54    $  283.00
------------------------------------------------------------------------------------------------------------------------------------
41      Seattle MSA                  WA     1995     1979/95         1     1,012,754     311,019    $ 27.35     $  7.86    $  325.00
====================================================================================================================================
        Survey Mean:                                                         833,950     304,724    $ 23.89     $ 13.86    $  289.51
====================================================================================================================================

===============================================================
                                   Rent-     Total
No.     Area Location              Sales     Cost      Location
===============================================================
**      ULI-Super-Regional Malls    8.0%     12.3%         --
---------------------------------------------------------------
**      ULI-Regional Malls          6.8%     10.1%         --
---------------------------------------------------------------
**      ICSC-All Enclosed Malls     6.8%     10.1%         --
---------------------------------------------------------------
**      ICSC-Malls>1,000,000sf      7.4%     12.0%         --
===============================================================
 1      Saratoga County MSA         8.1%     16.1%     Suburban
---------------------------------------------------------------
 2      Syracuse MSA                8.2%     14.4%     Suburban
---------------------------------------------------------------
 3      Syracuse MSA                8.6%     14.7%     Suburban
---------------------------------------------------------------
 4      Rochester MSA               7.3%     12.6%     Suburban
---------------------------------------------------------------
 5      Jefferson County MSA        9.5%     16.4%     Suburban
---------------------------------------------------------------
 6      Buffalo MSA                 7.9%     13.8%     Suburban
---------------------------------------------------------------
 7      White Plains MSA            8.9%     15.6%     Urban
---------------------------------------------------------------
 8      Fairfield County MSA        7.5%     11.6%     Suburban
---------------------------------------------------------------
 9      Meriden MSA                 8.1%     12.4%     Suburban
---------------------------------------------------------------
10      Worcester County MSA        7.8%     12.9%     Suburban
---------------------------------------------------------------
11      Boston MSA                  8.9%     17.3%     Urban
---------------------------------------------------------------
12      Bristol County MSA          7.7%     15.6%     Suburban
---------------------------------------------------------------
13      Bristol County MSA          7.7%     13.0%     Suburban
---------------------------------------------------------------
14      Essex County MSA           10.6%     13.8%     Suburban
---------------------------------------------------------------
15      Kingston MSA                8.7%     15.5%     Suburban
---------------------------------------------------------------
16      Burlington MSA              7.8%     11.1%     Suburban
---------------------------------------------------------------
17      Bucks County MSA            8.1%     12.3%     Suburban
---------------------------------------------------------------
18      Monmouth County MSA         9.2%     13.8%     Suburban
---------------------------------------------------------------
19      Westminster MSA             7.3%     15.2%     Suburban
---------------------------------------------------------------
20      Washington-Baltimore        7.8%     14.7%     Suburban
---------------------------------------------------------------
21      Baltimore MSA               9.3%     16.3%     Suburban
---------------------------------------------------------------
22      Prince William Cty. MSA     9.1%     15.5%     Suburban
---------------------------------------------------------------
23      Arlington MSA               9.3%     13.7%     Urban
---------------------------------------------------------------
24      Bloomingdale MSA            8.7%     12.9%     Suburban
---------------------------------------------------------------
25      Minneapolis MSA             8.0%     16.6%     Suburban
---------------------------------------------------------------
26      Genesee County MSA          7.3%     11.4%     Suburban
---------------------------------------------------------------
27      Indianapolis MSA            9.5%     13.4%     Suburban
---------------------------------------------------------------
28      Tampa MSA                   9.0%     13.3%     Suburban
---------------------------------------------------------------
29      Plantation MSA              9.0%     12.9%     Suburban
---------------------------------------------------------------
30      Miami MSA                   8.3%     12.9%     Suburban
---------------------------------------------------------------
31      Coral Springs MSA           9.1%     13.2%     Suburban
---------------------------------------------------------------
32      North/Central Kansas        7.1%     11.9%     Suburban
---------------------------------------------------------------
33      Amarillo MSA                9.0%     12.8%     Suburban
---------------------------------------------------------------
34      Las Vegas MSA               7.7%      9.6%     Suburban
---------------------------------------------------------------
35      Las Vegas MSA               8.6%     11.9%     Urban
---------------------------------------------------------------
36      Knoxville MSA               7.1%     11.4%     Urban
---------------------------------------------------------------
37      Nashville MSA               8.5%     15.9%     Suburban
---------------------------------------------------------------
38      Riverside County MSA        9.0%     15.8%     Suburban
---------------------------------------------------------------
39      Orange County MSA           7.8%     11.6%     Suburban
---------------------------------------------------------------
40      Bellingham MSA              7.4%     11.8%     Suburban
---------------------------------------------------------------
41      Seattle MSA                 8.4%     10.8%     Suburban
===============================================================
        Survey Mean:                8.3%     13.4%
===============================================================

                                                  Income Capitalization Approach
================================================================================

      In higher end markets where tenants are able to generate sales above industry averages, tenants can generally pay rents which fall toward the upper end of the ratio range. Moreover, if tenants perceive that their sales will be increasing at real rates that are in excess of inflation, they will typically be more inclined to pay higher initial base rents.

      In this context, we have provided an occupancy cost analysis for several regional malls with which we have had direct insight over the past two years. This information is provided on the following page. On average, these ratio comparisons provide a realistic check against projected market rental rate assumptions.

      From this analysis we see that the ratio of base rent to sales ranges from
7.1 to 10.6 percent, while the total occupancy cost ratios vary from 9.6 to
17.63 percent when all recoverable expenses are included. The surveyed mean for the 22 malls analyzed is 8.3 percent and 13.4 percent, respectively. Some of the higher ratios are found in older malls situated in urban areas that have higher operating structures due to less efficient layout and designs, older physical plants, and higher security costs, which in some malls can add upwards of $2.00 per square foot to common area maintenance.

      These relative measures can be compared with two well known publications, The Score (1994) by the International Council of Shopping Centers and Dollars & Cents of Shopping Centers (1995) by the Urban Land Institute. The most recent publications indicate base rent to sales ratios of approximately 7.0 to 8.0 percent and total occupancy cost ratios of 10.1 and 12.3 percent, respectively.

      In general, while the rental ranges and ratio of base rent to sales vary substantially from mall to mall and tenant to tenant, they do provide general support for the rental ranges and ratio which is projected for the subject property.

Conclusion - Market Rent Estimate for In-Line Shops

      Assuming hat sales grow by 3.5 percent over 1996 volumes, comparable mall sales in calendar year 1997 are estimated at $268 per square foot. After considering all of the above, we have developed a weighted average rental rate of approximately $20.40 per square foot based upon a relative weighting of a tenant space by size. The average rent is a weighted average rent for all mall tenants. This average market rent has been allocated to the various space categories as shown on the following page.

================================================================================


                                      -76-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                       AVERAGE MALL SHOP RENT CALCULATION
                        Franklin Mills (Philadelphia, PA)
                            Cushman & Wakefield, Inc.
================================================================================
                               Applicable    Pro-Rata   Initial Market  Weighted
    Suite Size                    GLA         Share         Rent        Average
--------------------------------------------------------------------------------
1   Less Than 999 SF          17,274 S.F.     3.9%         $46.00        $1.35
--------------------------------------------------------------------------------
2   1,000- 1,999 SF           51,905 S.F.     8.8%         $25.00        $2.20
--------------------------------------------------------------------------------
3   2,000 - 4,999 SF         235,940 S.F.    40.1%         $21.00        $8.42
--------------------------------------------------------------------------------
4   5,000 - 9,999 SF         163,821 S.F.    27.8%         $19.00        $5.29
--------------------------------------------------------------------------------
    Greater than 10,000 SF   109,695 S.F.    18.6%         $13.50        $2.52
--------------------------------------------------------------------------------
7   Jewelry Stores            10,113 S.F.     1.7%         $37.00         $.64
--------------------------------------------------------------------------------
    Mall Shop Average Rent   588,748 S.F.   100.0%                      $20.41
================================================================================

      The average rent is a weighted average rent for all in-line mall tenants only. As can be seen, the market rents chosen range from $13.50 to $46.00 per square foot, with a composite weighted average of $20.41 per square foot. This is based on the 588,748 square feet of mall shop GLA and is exclusive of food court and kiosks which are treated separately. One final test of this conclusion can be made within the context of its relationship to total occupancy costs.

Occupancy Cost Analysis - Test of Reasonableness

      The weighted average rental rate assumptions can next be tested for reasonableness against the total occupancy costs projected for the subject mall property. A total built-up occupancy cost can be derived by taking the weighted average rent and adding projected occupancy costs for tenants in the mall. This total can then be tested against the average sales for mall tenants. The occupancy cost analysis has been presented on the following chart.

================================================================================


                                      -77-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                                 In-Line Tenants
                      Total Occupancy Cost Analysis - 1997
================================================================================
                                                           Cushman & Wakefield
             Tenant Cost (Annualized)                      Estimated Expenses/SF
================================================================================
Economic Base Rent                                         $ 20.41
                                                           (Weighted Average)
--------------------------------------------------------------------------------
Occupancy Costs
  Common Area Maintenance(1)                               $ 10.82
--------------------------------------------------------------------------------
  Real Estate Taxes(2)                                     $  3.57
--------------------------------------------------------------------------------
  Use and Occupancy Tax (3)                                $  1.44
--------------------------------------------------------------------------------
Total Tenant Costs                                         $ 36.24
--------------------------------------------------------------------------------
1997 Mall Sales (Estimate)                                 $268.00
--------------------------------------------------------------------------------
Base Rent-Sales Ratio                                          7.6%
--------------------------------------------------------------------------------
Cost of Occupancy Ratio                                       13.5%
================================================================================
(1) The standard formula for the calculation of CAM is based on the average occupied area (GLOA) of in-line space. This area measure is exclusive of anchors and major tenants . Historically, the standard lease clause provides for an 15 percent administrative factor plus the recovery of the property management charge A complete discussion of the standard recovery formula is presented later in this report.

(2) Tax estimate is for mall shops only and is based upon an average occupied area of which is the standard recovery basis for taxes. It is based on actual 1997 taxes net of the major's contributions

(3) Use and Occupancy Tax is a City of Philadelphia tax payable by tenants, which is calculated based upon a percentage of the assessed value.
================================================================================

      Total costs, on average, are shown to be 13.5 percent of projected average retail sales, which is considered reasonable, particularly based upon the upside potential growth in sales after the proposed renovations are completed. We also note that we have not included tenant marketing fees or the cost of energy. Sometimes only the profit portion of energy costs is included for occupancy cost analysis. Since energy usage varies from tenant to tenant, this occupancy cost is usually not considered in such an analysis.

Food Court and Kiosks

      We have also elected to ascribe an individual unit market rate to the food court and kiosk tenants. Franklin Mills has two food court areas comprising 12,850 square feet with 18 units, indicating an average size of 714 square feet per unit. This average unit size is fairly typical of industry figures. As of the appraisal date, 16 of the 18 food court units were leased. The Mills Corporation has provided us with information on the food courts at the other Mills malls. This information is summarized on the following page.

================================================================================


                                      -78-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                                  Mills Centers
                            Average Food Court Rents
================================================================================
Center                            GLA (SF)         Annual Rent         Unit Rate
--------------------------------------------------------------------------------
Gurnee Mills                       18,392          $1,002,637          $   54.51
--------------------------------------------------------------------------------
Potomac Mills                       8,916          $  569,739          $   63.90
--------------------------------------------------------------------------------
Sawgrass Mills                     24,468          $1,215,019          $   49.66
--------------------------------------------------------------------------------
Total/Average                      43,911          $2,404,618          $   54.73
--------------------------------------------------------------------------------
Franklin Mills                     11,589          $  575,963          $   49.70
================================================================================

      From the above, we see that among the three existing Mills projects, food court rents range from an average of $49.66 per square foot at Sawgrass to a high of $63.90 per square foot at Potomac Mills. Overall, the average rent for the nearly 43,911 square feet of food court space is $54.73 per square foot. Food court revenues account for approximately 4.8 percent of all base rent at the Mills projects.

      As detailed in the previous section, the most recent food court leases at Franklin Mills were to McDonalds for 694 square foot for 5 1/2 years at $40.00 per square foot and a two year lease to Subway for 490 square feet at $24.49 per square foot. The weighted average of the 11.589 square feet of occupied space is $49.70 per square foot. Based upon our total analysis, we have ascribed an average market rent of $40.00 per square foot for a food court tenant. Per recent practice, we have assumed a seven year term for all food court tenants.

      As a check upon our estimate of market rent, we have referenced the publication Dollars and Cents of Shopping Centers as published by the Urban Land Institute. In that publication we note that food court tenants pay, on average, total occupancy costs of 16.8% of sales. For 1996, food court sales at the subject were $493 per square foot. Assuming a 3.5 percent growth in sales, we estimate 1997 sales at $510 per square foot.

      Food court tenants are expected to pay a higher cost of occupancy than other tenants at the subject. In many regional malls, food court tenants will generally pay the greater of 3.0 percent of sales or a flat cost per square foot for the cost of operating the food court. For 1997, we calculate the standard food court recovery to be approximately $35 per square foot. This charge is in addition to the standard mall operating expenses of $15.46 per square foot

      Thus, base rent ($40.00) plus all pass-through charges ($50.46) can be estimated at approximately $90.46 per square foot on average. Considering that food court tenants had sales of $510 per square foot, the implied occupancy cost would be 17.7 percent, which is achievable for most food court tenants. This amount appears reasonable in light of the subject's attained rents as well as our experience with other regional malls.

================================================================================


                                      -79-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                               Food Court Tenants
                      Total Occupancy Cost Analysis - 1996
================================================================================
                                                           Cushman & Wakefield
             Tenant Cost (Annualized)                      Estimated Expenses/SF
================================================================================
Economic Base Rent                                         $ 40.00
                                                           (Weighted Average)
--------------------------------------------------------------------------------
Occupancy Costs
--------------------------------------------------------------------------------
  Common Area Maintenance                                  $ 10.45
--------------------------------------------------------------------------------
  Real Estate Taxes                                        $  3.57
--------------------------------------------------------------------------------
  Use and Occupancy Tax                                    $  1.44
--------------------------------------------------------------------------------
  Food Court Expenses                                      $ 35.00
--------------------------------------------------------------------------------
Total Tenant Costs                                         $ 90.46
--------------------------------------------------------------------------------
1997 Sales (Estimates)                                     $510.00
--------------------------------------------------------------------------------
Base Rent-Sales Ratio                                          7.8%
--------------------------------------------------------------------------------
Cost of Occupancy Ratio                                       17.7%
================================================================================

      We have performed a similar analysis for the kiosk tenants. Franklin Mills contains three permanent kiosks totaling 781 square feet with an average tenant size for 260 square feet. The current average contract rent is $91.97 per square foot. The most recent lease was signed in 1994 for a 300 square foot tenants at $83.33 per square foot for five year terms.

      Based upon our total analysis, we have ascribed an average market rent of $90.00 per square foot for a kiosk tenant. Per recent practice, we have assumed a five year term for all kiosk tenants. The kiosk tenants pay the same operating expenses of $15.46 per square foot that the mall tenants pay. Based upon the 1997 actual sales at the subject for kiosks of $1,422, the total cost of occupancy for kiosk tenants would be 7.4%.

================================================================================
                                  Kiosk Tenants
                      Total Occupancy Cost Analysis - 1997
================================================================================
                                                           Cushman & Wakefield
             Tenant Cost (Annualized)                      Estimated Expenses/SF
================================================================================
Economic Base Rent                                         $   90.00
                                                           (Weighted Average)
--------------------------------------------------------------------------------
Occupancy Costs
--------------------------------------------------------------------------------
  Common Area Maintenance                                  $   10.87
--------------------------------------------------------------------------------
  Real Estate Taxes                                        $    3.57
--------------------------------------------------------------------------------
  Use and Occupancy Tax                                    $    1.44
--------------------------------------------------------------------------------
Total Tenant Costs                                         $  105.88
--------------------------------------------------------------------------------
1997 Sales (Estimate)                                      $1,422.00
--------------------------------------------------------------------------------
Base Rent-Sales Ratio                                            6.3%
--------------------------------------------------------------------------------
Cost of Occupancy Ratio                                          7.4%
================================================================================

Anchor and Other Major Tenant Revenues

      An investor in Franklin Mills would assume a leased fee interest in several anchor and major tenants. The schedule below briefly summarizes the rent obligation of each.

================================================================================


                                      -80-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

====================================================================================================================================
                                            Scheduled Anchor and Major Tenant Obligations
                                                           As of May, 1997
====================================================================================================================================
                                                Demised              Base                Base                                Unit
Suite                  Tenant                  Area (SF)             Term                Term           Options            Rate (SF)
====================================================================================================================================
  B                    Spiegel                   60,115             7/1992 -             8 Yrs.         Two 5-yr.             $ 6.50
                                                                    7/2000
------------------------------------------------------------------------------------------------------------------------------------
  D                   JC Penney                 100,200             5/1989 -            10 Yrs.         Three 5-yr.           $ 5.47
                                                                    5/1999
------------------------------------------------------------------------------------------------------------------------------------
  E            Burlington Coat Factory          128,950             11/1993-            10 Yrs.         Four 5-yr.            $ 4.19
                                                                    10/2003
------------------------------------------------------------------------------------------------------------------------------------
  F                   Marshalls                  70,701             11/90-              10 yrs.         Three 5-yr.           $ 6.85
                                                                    1/2001
------------------------------------------------------------------------------------------------------------------------------------
  H              Ports of the World             152,370             5/1989-             20 yrs.         Three 10-yr.          $  .41
                   (Ground Lease)                                   1/2010
------------------------------------------------------------------------------------------------------------------------------------
  M                   OfficeMax                  30,237             5/1992-             10 yrs.         Two 5-yr.             $ 8.00
                                                                    4/2002
------------------------------------------------------------------------------------------------------------------------------------
1100                    Syms                     25,127             11/93-               5 Yrs.         Two 5-yr.             $ 6.45
                                                                    11/98
------------------------------------------------------------------------------------------------------------------------------------
1123                Neiman Marcus                26,900             6/1997-             10 yrs.         Two 5-yr.             $17.66
                                                                    5/2007
------------------------------------------------------------------------------------------------------------------------------------
1319              Filene's Basement              32,637             8/1989-             10 yrs.         Two- 5 yr.            $ 9.11
                                                                    1/2000
------------------------------------------------------------------------------------------------------------------------------------
1341             Bed, Bath & Beyond              40,232             5/1989-             10 yrs.         Two- 5 yr.            $ 9.20
                                                                    5/1999
------------------------------------------------------------------------------------------------------------------------------------
1620                  Nordstrom                  42,241             8/1993-             10 yrs.         Four 5-yr.            $ 6.00
                                                                    1/2004
------------------------------------------------------------------------------------------------------------------------------------
1624                    Saks                     46,406             11/1996-            10 yrs.         Three 5-yr.           $10.41
                                                                    11/2006
------------------------------------------------------------------------------------------------------------------------------------
1827                   Modells                   30,608             5/1989-             18 yrs.         Two- 5 yr.            $ 9.87
                                                                    5/2007
------------------------------------------------------------------------------------------------------------------------------------
1125                   Vacant                    23,254
                (Former I. Goldberg)                                                                                             .
                      Sub-Total                 809,978
------------------------------------------------------------------------------------------------------------------------------------
  G                General Cinema                61,000             12/1997 -           20 yrs.          Six - 4 and 5 Yr.    $15.57
                    (Sears Space)                                   11/2017
------------------------------------------------------------------------------------------------------------------------------------
 446                 Rain Forest                 20,000             5/1998-             10 yrs.          Three - 5 Yrs.       $30.00
                     (Proposed)                                     4/2008
====================================================================================================================================

      The existing center includes 14 anchor and major tenant spaces involving 657,608 square feet plus one anchor on a pad lease occupying 152,370 square feet. The former Sears store has been be demolished for construction of a 61,000 General Cinema movie theater which is scheduled to open by December, 1997. Additionally, a new 20,000 square foot major tenant, Rain Forest, will be constructed adjoining the theater. After completion of the new construction, the subject will contain 420,966 square feet of owned anchor space and 352,560 square feet of major tenant space for a total of owned anchor/major tenant area (excluding the land leased Ports of the World) of 773,526 square feet.

================================================================================


                                      -81-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
DEPARTMENT STORE LEASES
Cushman & Wakefield, Inc.
====================================================================================================================================
                                                        Lease                       Leased              Annual            Rent
No. Name/Location                   Tenant              Start         Term           Area                Rent             Sq/Ft
====================================================================================================================================
 1  Spokane Valley Mall             JC Penney           Sep-97        20 yrs.      126,006        $523,924  (1-20)        $5.25
    Spokane, Washington
    (JP Realty)
------------------------------------------------------------------------------------------------------------------------------------
 2  Coventry Mall                   JC Penney           Aug-96        15 yrs.       91,719        $598,770  (1-15)        $6.00
    Chester County, Pennsylvania
    (The Goodman Company)
------------------------------------------------------------------------------------------------------------------------------------
 3  Crabtree Valley Mall            Lord & Taylor       Jan-96        10 yrs.       99,795        $299,385  (1-10)        $3.00
    Raleigh, North Carolina                             Signed       +Fourteen
    (CMV Associates)                                     1993       5 yr. opt.
------------------------------------------------------------------------------------------------------------------------------------
 4  Dayton Mall                     JC Penney           Nov-95        15 yrs.      179,424        $762,652  (1-15)        $4.25
    Dayton, Ohio                                        Signed        - five
    (JMS Retail Properties)                              1994       5 yr. opt.
------------------------------------------------------------------------------------------------------------------------------------
 5  Mission Valley Mall             Mervyn's            Oct-95        40 yrs.       75,000        $446,250  (1-40)        $5.95
    San Diego, California                               Signed
                                                         1994
------------------------------------------------------------------------------------------------------------------------------------
 6  Independence Commons            Kohl's              Sep-95        20 yrs.       80,684        $526,867   (1-2)        $6.53
    Independence, Missouri                                                                        $576,891  (3-10)        $7.15
    (Homart)                                                                                      $597,062  (11-15)       $7.40
                                                                                                  $617,233  (16-20)       $7.65
------------------------------------------------------------------------------------------------------------------------------------
 7  Keystone Plaza                  Kohl's              May-95        15 yrs.       80,684        $564,788  (1-20)        $7.00
    Erie, Pennsylvania                                  Signed
                                                         1994
------------------------------------------------------------------------------------------------------------------------------------
 8  Aviation Mall                   JC Penney           Apr-95        15 yrs.       83,370        $288,460  (1-15)        $3.46
    Glens Falls, New York                               Signed        + five
    (The Pyramid Co.)                                   Nov-94       5 yr. opt

                                    Montgomery Ward     Apr-95        15 yrs.       85,000        $260,000  (1-15)        $4.00
                                                        Signed
                                                        Nov-94
------------------------------------------------------------------------------------------------------------------------------------
 9  Brandon Town Center             Burdines            Mar-95        20 yrs.      140,000      $1,463,000   (1-2)       $10.45
    Tampa, Florida                                                     + six                    $1,544,200   (3-5)       $11.03
    (Urban Properties)                                              5 yr. opt.                  $1,625,400  (6-20)       $11.61

                                    Sears               Feb-95        20 yrs.      132,468        $529,872  (1-20)        $4.00
                                                                       + one
                                                                    5 yr. opt.
------------------------------------------------------------------------------------------------------------------------------------
10  Confidential                    Confidential         1995         20 yrs.      129,000              $0  (1-20)        $0.00
    Top Ten MSA Locations                               Signed        + eight
                                                         1992       10 yr. opt.

                                    Confidential         1995         30 yrs.      172,000        $140,000  (1-30)        $0.81
                                                        Signed         + six
                                                         1992       10 yr. opt.

                                    Confidential         1995         20 yrs.      100,000              $0  (1-20)        $0.00
                                                        Signed        + eight
                                                         1992       10 yr. opt.
====================================================================================================================================


=======================================================================================================
                                                               Estimated      Estimated       Total
                                        Breakpoint/             Sales          % Rent         Rent as
No. Name/Location                      Breakpoint/SF           Sales/SF       % Rent/SF     % of Sales
=======================================================================================================
 1  Spokane Valley Mall             1.50% > $33,076,578          N/A             --             --
    Spokane, Washington                       $262.60
    (JP Realty)
-------------------------------------------------------------------------------------------------------
 2  Coventry Mall                   1.50% > $22,938,500          N/A             --             --
    Chester County, Pennsylvania              $250.00
    (The Goodman Company)
-------------------------------------------------------------------------------------------------------
 3  Crabtree Valley Mall            1.00% > $29,938,500      $20,958,950         --           1.43%
    Raleigh, North Carolina                   $300.00          $210.00
    (CMV Associates)
-------------------------------------------------------------------------------------------------------
 4  Dayton Mall                     1.50% > $38,127,600      $26,195,904         --           2.91%
    Dayton, Ohio                              $212.50          $146.00
    (JMS Retail Properties)
-------------------------------------------------------------------------------------------------------
 5  Mission Valley Mall             2.00% > $22,312,500      $15,000,000         --           2.98%
    San Diego, California                     $297.50          $200.00
-------------------------------------------------------------------------------------------------------
 6  Independence Commons            0.00% > $0                    --             --             --
    Independence, Missouri                      $0.00             --
    (Homart)
-------------------------------------------------------------------------------------------------------
 7  Keystone Plaza                  1.00% > $18,000,000           --             --             --
    Erie, Pennsylvania                        $223.09             --
-------------------------------------------------------------------------------------------------------
 8  Aviation Mall                   1.50% > $14,406,000      $10,838,100         --           2.66%
    Glens Falls, New York                     $172.80           $130.00
    (The Pyramid Co.)

                                    1.50% > $12,000,000           --             --             --
                                              $184.62             --
-------------------------------------------------------------------------------------------------------
 9  Brandon Town Center             1.00% > $36,086,000      $28,280,000         --           5.17%
    Tampa, Florida                            $257.76          $202.00
    (Urban Properties)

                                    1.00% > $33,098,000      $22,387,000         --           2.37%
                                              $249.86          $169.00
-------------------------------------------------------------------------------------------------------
10  Confidential                    1.00% to $40,000,000     $42,800,000      $433,600        1.01%
    Top Ten MSA Locations                     $310.08          $331.79         $3.36

                                                  --         $63,600,400         --           0.20%
                                                               $369.77

                                    1.00% to $40,000,000     $32,000,000      $320,000        1.00%
                                    0.50% > $40,000,000        $320.00         $3.20
=======================================================================================================


=====================================================================================
No. Name/Location                               Comments
=====================================================================================
 1  Spokane Valley Mall             JC Penney at proposed mall scheduled for
    Spokane, Washington             opening in Nov=97. CAM at $.50/sf, increasing
    (JP Realty)                     $.05 every 5 yrs. Sales est. at $20,650,000.
-------------------------------------------------------------------------------------
 2  Coventry Mall                   Anchor addition to Coventry Mall originally
    Chester County, Pennsylvania    constructed in 1966. Mall includes 4 anchor
    (The Goodman Company)           and has a total area of 818,161+/-sf.
-------------------------------------------------------------------------------------
 3  Crabtree Valley Mall            May Company unit taking over former
    Raleigh, North Carolina         Hect's store. Will expand from 85,761 SF.
    (CMV Associates)                Taxes over base + nominal CAM contribution.
-------------------------------------------------------------------------------------
 4  Dayton Mall                     Tenant relocating to new store at mall.
    Dayton, Ohio                    CAM at $.35/sf. Increasing to $.40/sf in
    (JMS Retail Properties)         year 11. Sales=chain average.
-------------------------------------------------------------------------------------
 5  Mission Valley Mall             Former Saks store being leased and
    San Diego, California           sold back to mall. No Tls given, no CAM,
                                    sales=chain average
-------------------------------------------------------------------------------------
 6  Independence Commons            New 363,853 SF power center. Store
    Independence, Missouri          scheduled to open November, 1995. No
    (Homart)                        percentage rent. Kohl's given Tls of $30
                                    per square foot.
-------------------------------------------------------------------------------------
 7  Keystone Plaza                  Regional dept chain lease in new power
    Erie, Pennsylvania              center anchored by Wal-Mart. Tenant to
                                    pay nominal CAM and own tax bill.
-------------------------------------------------------------------------------------
 8  Aviation Mall                   Mall expansion underway. JC Penney to
    Glens Falls, New York           occupy new store. CAM of $.45/sf, pro rata
    (The Pyramid Co.)               taxes over 3rd year.

                                    Montgomery Wards term of 15 years is still
                                    to be determined. They are occupying a new
                                    store at the mall.
-------------------------------------------------------------------------------------
 9  Brandon Town Center             New regional mall in Tampa, Fl. Burdines's
    Tampa, Florida                  separately assessed; pays CAM at $.30/sf
    (Urban Properties)              increasing by $.07/sf every 5 years.

                                    Sears also is assessed separately; pays
                                    CAM of $.19/sf in years 1-5. Increasing to
                                    $.30 in year 6 & $.05/sf every five yeras after.
-------------------------------------------------------------------------------------
10  Confidential                    Percentage rent clause for years 1-5; base
    Top Ten MSA Locations           rent determined in year 6 by 70% of average
                                    rent paid in years 3-5. Contribution capped
                                    at $500K. Second anchor has flat rent,
                                    no percentage rent clause. Third anchor to
                                    repay a $14 million tenant allowance over
                                    term of lease. Minimum of $200,000 in
                                    percentage rent to be paid annually.
=====================================================================================

                                                  Income Capitalization Approach
================================================================================

      The four anchor tenants (Speigel, JC Penney, Burlington Coat Factory and Marshalls) have rental rates ranging from $4.19 to $6.50 per square foot with the larger tenants at the lower end of the range. All have incorporated some form of rent step with increases of $0.25 to $0.75 per square foot appearing to be most typical. All of the tenants have multiple options with rent increases of approximately $.25 to $.75 per square foot.

================================================================================
                          Scheduled Anchor Obligations
                                As of May 1, 1997
================================================================================
                  Demised        Base        Base                       Option
   Tenant        Area (SF)       Term      Rent (SF)      Options      Rent (SF)
================================================================================
Burlington Coat   128,950      11/1993-     $4.19        Four 5-yr.    (1) $4.61
   Factory                     10/2003                                 (2) $4.82
                                                                       (3) $5.03
                                                                       (4) $5.23
--------------------------------------------------------------------------------
  JC Penney       100,200      5/1989 -     $5.47        Three 5-yr.   (1) $5.97
                               5/1999                                  (2) $6.47
                                                                       (3) $6.97
--------------------------------------------------------------------------------
   Spiegel         60,115      7/1992 -     $6.50        Two 5-yr.     (1) $7.25
                               7/2000                                  (2) $8.50
--------------------------------------------------------------------------------
  Marshalls        70,701      11/90-       $6.85        Three 5-yr.   (1) $7.35
                               1/2001                                  (2) $7.85
                                                                       (3) $8.35
--------------------------------------------------------------------------------

      The following chart summarizes rent, percentage rent, if any, and CAM contributions for anchor tenants. We have compared these costs to projected sales to estimate the reasonableness of current obligations.

================================================================================
                        Rent/    Taxes &     Total                  Total Cost
Tenant                   S.F.    CAM/S.F.  Costs/S.F.  Sales/S.F   as % of Sales
================================================================================
Burlington Coat
   Factory             $ 4.19     $ 3.62     $ 7.81     $  108        7.2%
--------------------------------------------------------------------------------
  JC Penney            $ 5.65     $ 1.48     $ 7.13     $  341        2.1%
--------------------------------------------------------------------------------
   Spiegel             $ 6.50     $ 3.65     $10.15     $  123        8.3%
--------------------------------------------------------------------------------
  Marshalls            $ 6.85     $ 3.66     $10.51     $  140        7.5%
================================================================================

      On the opposing page is a summary of anchor store leases throughout the United States. Based upon that survey, the base lease and option terms for the anchor tenants are at the middle to low end of the range. We have, therefore, assumed that the anchor tenants will exercise their options and will occupy their space for the term of our analysis.

      As a linchpin of its remerchandising plan, ownership has recently demolished a former Sears Department store for construction of a 61,000 square foot multiplex theater. Ownership is in negotiation with General Cinema to occupy the new theater. General Cinema currently operates a movie theater on land it owns adjacent to the mall. Ownership would purchase that site and demolish the existing improvements. The total cost of demolition, acquisition and construction is estimated at $12.05 million, less a credit of $2.75 million for sale of the movie theater site, for a net construction cost of $9.3 million.

================================================================================


                                      -82-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

======================================================================================================================
Franklin Mills                                                                                        Rent Comparables
                                                                                                      24-Apr-97
Philadelphia, PA                                            Major Tenants
                                                            All Effective Rents discounted at                   10.50%

======================================================================================================================
Property Name - Tenant Name        Commencement          Lease NRA          Contract Rent                  Lease
Address & Proximity to Subject     % Lease Term      Condition of Space        PSF/Unit                 Concessions
Building NRA/Age & Occupancy                          New/Expand/Renov     CPI/Escalations               $ Per S.F.
                                                       Add On Factor
======================================================================================================================
Subject:                               n/a                                       1-5                  F/R(mos):  0
Market Terms                               10.00      2nd Generation               $12.00             F/R:      $0.00
Franklin Mills                        Years                                      6-10                 M/A:      $0.00
                                                                                   $13.00             PKG:      $0.00
1,402,193/1989                                                                  11-15                 LBO:      $0.00
                                                                                   $ 0.00             Other:    $0.00
                                                                                16-20
                                                                                   $ 0.00
----------------------------------------------------------------------------------------------------------------------
Comp 1:                                1997                   20,000             1-5                  F/R(mos):  0
Rain Forest                                10.00      2nd Generation               $30.00             F/R:      $0.00
Franklin Mills                        Years                                      6-10                 M/A:      $0.00
Subject                                                                            $31.00             PKG:      $0.00
1,402,193/1989                                                                  11-15                 LBO:      $0.00
                                                                                   $ 0.00             Other:    $0.00
                                                                                16-20
                                                                                   $ 0.00
----------------------------------------------------------------------------------------------------------------------
Comp 2:                                1997                   26,000             1-5                  F/R(mos):  0
Neiman Marcus(Relocation)                  10.00      2nd Generation               $17.66             F/R:      $0.00
Franklin Mills                        Years                                      6-10                 M/A:      $0.00
Subject                                                                            $19.42             PKG:      $0.00
1,402,193/1989                                                                  11-15                 LBO:      $0.00
                                                                                   $ 0.00             Other:    $0.00
                                                                                16-20
                                                                                   $ 0.00
----------------------------------------------------------------------------------------------------------------------
Comp 3:                                1996                   46,406             1-5                  F/R(mos):  0
Saks (Expansion)                           10.00      2nd Generation               $10.41             F/R:      $0.00
Franklin Mills                        Years                                      6-10                 M/A:      $0.00
Subject                                                                            $11.06             PKG:      $0.00
1,402,193/1989                                                                  11-15                 LBO:      $0.00
                                                                                   $ 0.00             Other:    $0.00
                                                                                16-20
                                                                                   $ 0.00
----------------------------------------------------------------------------------------------------------------------
Comp 4:                                1995                   20,000             1-5                  F/R(mos):  0
Old Navy                                   15.00      1st Generation               $14.50             F/R:      $0.00
East Gate Square                      Years                New                   6-10                 M/A:      $0.00
10 Miles from subject                                                              $17.00             PKG:      $0.00
744,000 sf NRA/1993-1996/90%                                                    11-15                 LBO:      $0.00
                                                                                   $20.00             Other:    $0.00
----------------------------------------------------------------------------------------------------------------------
Comp 5:                                1993                   20,000             1-5                  F/R(mos):  0
AC Moore                                   15.00      1st Generation               $13.00             F/R:      $0.00
East Gate Square                      Years                New                   6-10                 M/A:      $0.00
10 Miles from subject                                                              $14.00             PKG:      $0.00
744,000 sf NRA/1993-1996/90%                                                    11-15                 LBO:      $0.00
                                                                                   $15.00             Other:    $0.00
----------------------------------------------------------------------------------------------------------------------
Comp 6:                                1993                   20,000             1-5                  F/R(mos):  0
Linens N Things                            15.00      1st Generation               $12.00             F/R:      $0.00
East Gate Square                      Years                                      6-10                 M/A:      $0.00
10 Miles from subject                                                              $13.00             PKG:      $0.00
744,000 sf NRA/1993-1996/90%                                                    11-15                 LBO:      $0.00
                                                                                   $14.00             Other:    $0.00
----------------------------------------------------------------------------------------------------------------------
Comp 7:                                1996                   26,752             1-5                  F/R(mos):  0
Petsmart                                   10.00                                   $16.00             F/R:      $0.00
The Court at Oxford Valley            Years                                      6-10                 M/A:      $0.00
5 Miles from Subject                                                               $17.00             PKG:      $0.00
430,000 sf NRA/1996/100%                                                        11-15                 LBO:      $0.00
                                                                                   $18.00             Other:    $0.00
                                                                                16-20
                                                                                   $ 0.00
----------------------------------------------------------------------------------------------------------------------
Comp 8:                                1996                   26,752             1-5                  F/R(mos):  0
PetsMart                                   15.50      1st Generation               $13.50             F/R:      $0.00
Brandywine Square                     Years                New                   6-10                 M/A:      $0.00
15 Miles from Subject                                                              $14.85             PKG:      $0.00
579,000 sf NRA/1996/100%                                                        11-15                 LBO:      $0.00
                                                                                   $16.34             Other:    $0.00
                                                                                16-20
                                                                                   $ 0.00
======================================================================================================================


=======================================================================================================
Property Name - Tenant Name                                              Effective              Adj.
Address & Proximity to Subject      Workletter       Effective             Rent               Effective
Building NRA/Age & Occupancy        $ Per S.F.          Rent            Adjustments           Rent Per
                                                                                              S.F./Unit
====================================================================================================================================
Subject:                               $15.00          $9.94      Quality/Age:         0%       $9.94     NPV                 76.41
Market Terms                                                      Location:            0%                 Workletter         (15.00)
Franklin Mills                                                    Size/Credit:         0%                 Commissions          0.00
                                                                  Amenities:           0%                 Other                0.00
1,402,193/1989                                                    Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             61.41
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:           0%                 G Eff Rent          $9.94
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent        $9.94
------------------------------------------------------------------------------------------------------------------------------------
Comp 1:                               $137.50          $8.11      Quality/Age:         0%       $8.11     NPV                187.57
Rain Forest                                                       Location:            0%                 Workletter        (137.50)
Franklin Mills                                                    Size/Credit:         0%                 Commissions          0.00
Subject                                                           Amenities:           0%                 Other                0.00
1,402,193/1989                                                    Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             50.07
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:           0%                 G Eff Rent          $8.11
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent        $8.11
------------------------------------------------------------------------------------------------------------------------------------
Comp 2:                                $24.16         $14.40      Quality/Age:         0%      $12.96     NPV                113.11
Neiman Marcus(Relocation)                                         Location:            0%                 Workletter         (24.16)
Franklin Mills                                                    Size/Credit:         0%                 Commissions          0.00
Subject                                                           Amenities:           0%                 Other                0.00
1,402,193/1989                                                    Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             88.95
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:           0%                 G Eff Rent         $14.40
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent       $14.40
------------------------------------------------------------------------------------------------------------------------------------
Comp 3:                                $43.10          $3.67      Quality/Age:         0%       $3.67     NPV                 65.78
Saks (Expansion)                                                  Location:            0%                 Workletter         (43.10)
Franklin Mills                                                    Size/Credit:         0%                 Commissions          0.00
Subject                                                           Amenities:           0%                 Other                0.00
1,402,193/1989                                                    Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             22.68
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:           0%                 G Eff Rent          $3.67
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent        $3.67
------------------------------------------------------------------------------------------------------------------------------------
Comp 4:                                $25.00         $12.94      Quality/Age:         5%       $9.71     NPV                122.56
Old Navy                                                          Location:           20%                 Workletter         (25.00)
East Gate Square                                                  Size/Credit:         0%                 Commissions          0.00
10 Miles from subject                                             Amenities:           0%                 Other                0.00
744,000 sf NRA/1993-1996/90%                                      Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             97.56
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:          25%                 G Eff Rent         $12.94
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent       $12.94
------------------------------------------------------------------------------------------------------------------------------------
Comp 5:                                 $5.00         $13.00      Quality/Age:         5%       $9.75     NPV                103.03
AC Moore                                                          Location:           20%                 Workletter          (5.00)
East Gate Square                                                  Size/Credit:         0%                 Commissions          0.00
10 Miles from subject                                             Amenities:           0%                 Other                0.00
744,000 sf NRA/1993-1996/90%                                      Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             98.03
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:          25%                 G Eff Rent         $13.00
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent       $13.00
------------------------------------------------------------------------------------------------------------------------------------
Comp 6:                                 $5.00         $12.00      Quality/Age:         5%       $9.00     NPV                 95.49
Linens N Things                                                   Location:           20%                 Workletter          (5.00)
East Gate Square                                                  Size/Credit:         0%                 Commissions          0.00
10 Miles from subject                                             Amenities:           0%                 Other                0.00
744,000 sf NRA/1993-1996/90%                                      Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             90.49
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:          25%                 G Eff Rent         $12.00
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent       $12.00
------------------------------------------------------------------------------------------------------------------------------------
Comp 7:                                $25.00         $13.35      Quality/Age:         5%      $10.01     NPV                125.64
Petsmart                                                          Location:           20%                 Workletter         (25.00)
The Court at Oxford Valley                                        Size/Credit:         0%                 Commissions          0.00
5 Miles from Subject                                              Amenities:           0%                 Other                0.00
430,000 sf NRA/1996/100%                                          Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV            100.64
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:          25%                 G Eff Rent         $13.35
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent       $13.35
------------------------------------------------------------------------------------------------------------------------------------
Comp 8:                                $25.00         $11.18      Quality/Age:         5%      $10.05     NPV                110.40
PetsMart                                                          Location:            5%                 Workletter         (25.00)
Brandywine Square                                                 Size/Credit:         0%                 Commissions          0.00
15 Miles from Subject                                             Amenities:           0%                 Other                0.00
579,000 sf NRA/1996/100%                                          Lease Term:          0%                 --------------------------
                                                                  Other                0%                 Adj NPV             85.40
                                                                  -----------------------                 --------------------------
                                                                  Total Adj:          10%                 G Eff Rent         $11.18
                                                                                                          Optg Exp           n/a
                                                                                                          --------------------------
                                                                                                          Net Eff Rent       $11.18
====================================================================================================================================

                                                  Income Capitalization Approach
================================================================================

      The current proposal calls for General Cinema to occupy this space for twenty years at an annual rent of $950,000 ($15.57 per square foot) for the first ten years and $1,045,000 ($17.13 per square foot) for the following ten years for an average effective rent of $15.98. The following is a summary of recent lease transactions for movie theaters.


========================================================================================================
                                    Movie Theater Lease Transactions
========================================================================================================
Location                  Tenant                 Term              Size                  Rent/S.F.
========================================================================================================
Richland Crossing         Magic Cinema           1997-          42,300 S.F.          $7.57 (Yrs. 1-5)
Route 309                                        25 Yrs.                             $8.32 (Yrs. 6-10)
Richland Township                                                                    $9.15 (Yrs. 11-15)
Bucks County, Pa                                                                     $10.07 (Yrs. 16-20)
                                                                                     $11.08 (Yrs. 21-25)
--------------------------------------------------------------------------------------------------------
Independence Commons      AMC                    1997 -         63,800 S.F.          $13.50 (Yrs. 1-2)
39th Street                                      20 Yrs.                             $14.75 (Yrs. 3-4)
Independence, Mo.                                                                    $15.50 (Yrs. 6-10)
                                                                                     $16.50 (Yrs. 11-14)
                                                                                     $17.50 (Yrs. 15-18)
                                                                                     $17.00 (Yrs. 19-20)
--------------------------------------------------------------------------------------------------------
Courtland Center          Startime Cinema        1996-          25,000 S.F.          $10.00 (Yrs. 1-10)
Burton, Michigan                                 20 Yrs.                             $12.00 (Yrs. 11-20)
--------------------------------------------------------------------------------------------------------
Keystone Plaza            Cinemark               1995-          73,294 S.F.          $10.50 (Yrs. 1-5)
Rte. 19                                          15 Yrs.                             $11.50 (Yrs. 6-10)
Erie, Pa.                                                                            $12.00 (Yrs. 11-15)
--------------------------------------------------------------------------------------------------------
Mall at Steamtown         United Artists         1995-          30,000 S.F.          $9.50 (Yrs. 1-3)
Lackawanna Avenue                                21 Yrs.                             $11.25 (Yrs. 4-7)
Scranton, Pa.                                                                        $13.75 (Yrs. 8-14
                                                                                     $15.75 (Yrs. 15-21)
========================================================================================================

      Despite the high average rent proposed for the movie theater lease at the subject, this transaction would not be economically feasible on its own merits due to the high construction costs. Assuming a cost of capital of 10.5 percent, the General Cinema lease has a negative net present value. However, ownership is convinced that this lease structure is necessary to attract the cinema to the mall, which will add a strong entertainment focus to the south end of the mall, when combined with the proposed adjoining 20,000 square foot Rain Forest restaurant to be built adjacent the theater. Therefore, our analysis assumes that the General Cinema lease will be signed under the proposed terms and conditions.

      On the opposing page is a summary of recent market transactions for major tenants at the subject property and at area retail centers. As noted, the Saks expansion lease calls for a ten year term with a base rent of $10.41 per square foot for the first four years, $10.94 per square foot for the next five years and $11.52 per square foot for the tenth year with a workletter of $43.10 per square foot. Saks will also occupy the 34,918 square foot former Neiman Marcus space for a ten year term at $6.00 per square foot. As this space was in excellent condition, tenant improvements were less than typical at $8.59 per square foot.

================================================================================


                                      -83-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      There is a lease proposal to construct a 20,000 square foot restaurant at the subject named Rain Forest Cafe. This lease proposal calls for a ten year term with a base rent of $30.00 per square foot for the first five years increasing to $31.00 per square foot for the second five years with a tenant workletter of $137.50 per square foot.

      The final lease at the subject is the projected relocation of Neiman Marcus from its current location to the former TJ Maxx space. At the new location, Neiman Marcus would pay $17.66 per square foot for the first five years, increasing to $19.42 per square foot for the final five years with a workletter of $24.16 per square foot.

      We have also compiled lease transaction for Big Box retail tenants in the trade area. Prior to adjustment these tenants have base rents ranging from $12.00 to $16.00 per square foot. These lease transactions are for fifteen year terms with increases every five years ranging from $1.00 to $2.50 per square foot.

      Based upon our total analysis, we have ascribed an average market rent of $12.00 per square foot for major tenants (20,000 - 60,000 square feet) for a ten year term with an increase of $1.00 per square foot after five years. We have also projected an average workletter of $15.00 per square foot for new major tenants.

      We would note that two major tenants, Syms and Nordstroms, have option periods with rental rates which are significantly below market. Nordstroms has an option at $7.00 per square foot and Syms has an option at $7.10 per square foot. Since these option terms are extremely favorable to the tenant, we have assumed that they will be exercised.

      Owned anchor and major tenants (exclusive of ground leased pads) comprise 773,526 square feet, or 56 percent of the total owned GLA. During fiscal year 1998, these tenants are forecasted to account for approximately $5.1 million in minimum rent, which is approximately 30 percent of all forecasted minimum rent that year. Because of the overall creditworthiness of these tenants, we see this as adding stability to the cash flow.

Concessions

      A developer has a variety of leasing strategies available in which to reduce the effective rent which the tenant would ultimately pay. Two concessions which reduce the effective rent which a tenant would pay involve free or reduced rent and tenant improvement allowances (TIs).

      Upon lease expirations, it is necessary that we consider the level of concessions, which would be necessary to continue to achieve market rents at the subject. It is noted that while we have not ascribed any free rent to future tenants, we have, however, made allowances for tenant improvements which act as a form of inducement to convince a tenant to locate at the subject. These allowances are conservative to the extent that in many instances ownership has been successful in leasing space as is to tenants. Where we have reflected a pending lease deal, we have included any negotiated tenant allowance as provided by management.

================================================================================


                                      -84-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Free Rent

      Free rent is an inducement offered by developers to entice a tenant to locate in their project over a competitor's. This marketing tool has become popular in the leasing of office space, particularly in view of the over-building which has occurred in many markets. As a rule, most major retail developers have been successful in negotiating leases without including free rent. Our experience with regional malls shows that free rent is generally limited to new projects in marginal locations without strong anchor tenants that are having trouble leasing, as well as older centers that are losing tenants to new malls in their trade area.

      A review of the rent roll and most recent leasing activity suggests that free rent has been has been a relative non-issue at the subject to date. In this regard, no free rent has been considered for future leasing activity at the subject. Given the strength of the local trade area and performance at competing centers, it is reasonable to assume that this form of concession will not become an issue in the foreseeable future. As such, we believe that our tenant improvement allowance sufficiently covers the need to offer any tenant inducement.

Tenant Improvements

      Recent lease negotiations indicate that, tenants have been receiving significant tenant improvement allowances. Our analysis of recent lease proposals indicates that tenant improvement allowances can range from no dollars to $138 per square foot for a new tenant space involving major reconfiguration of existing tenant areas. For this analysis, we have made an allowance of $15.00 per square foot for future turnover space where a tenant is projected to leave their space. Upon lease expiration, however, a cosmetic remodel may only be needed as opposed to a complete renovation or reconfiguration of the space. Furthermore, it is not uncommon for tenants to bear the cost of remodeling space at their own expense. Also many existing materials can typically be recycled. Therefore, we have not included a tenant improvement provision for renewal tenants.

      These tenant improvement allowances are blended based upon the assumed tenant retention ratio of 75 percent with a turnover probability of 25 percent. This calculation results initially in a weighted allowance rate of $3.75 per square foot applied to all tenant space.

Absorption

      Currently, there is 33,991 square feet of mall and food court space available which includes 12,121 square feet which will be created by the new construction in the Cinema/Rain Forest area. In addition there are 43,793 square feet of mall tenants which are considered temporary tenants or paying percentage rent only. Finally, there is the 23,254 square foot former I. Goldberg space which is available. In 1997 and 1998, a major remerchandising of the mall will be completed which will include a new GAP, Polo and Talbot's store in the north end of the mall plus a new movie theatre and Rain Forest restaurant on the south end.

      In this analysis, we have assumed that all percentage rent and temporary tenants will go to a market lease under a normal speculative renewal probability. For the former I. Goldberg space, we have assumed an eight month marketing period, plus full tenant improvement costs and leasing commissions. Finally, we have assumed a phased absorption of the remaining 33,991 square feet of vacant space on an eighteen month period. This absorption schedule equates to approximately 5,700 square feet per quarter. The following is a summary of our absorption schedule for the subject.

================================================================================


                                      -85-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                                 Franklin Mills
                               Absorption Schedule
================================================================================
Tenant            Term            Leased Area       Rent/S.F.               TI
================================================================================
Former I.      2/98 -10 Yrs.      23,254 S.F.       $12.00 Yrs. 1-5       $15.52
Goldberg                                            $13.00 Yrs. 6-10
--------------------------------------------------------------------------------
Suite 112      11/97 - 5 Yrs.      2,717 S.F.       $21.00                $15.00
Suite 113                                           $21.00
Suite 457                                           $25.00
--------------------------------------------------------------------------------
Suite 421      2/98 - 5 Yrs.       5,041 S.F.       $19.67                $15.53
Suite 448                          2,094 S.F.       $21.74
--------------------------------------------------------------------------------
Suite 425      5/98 - 5 Yrs.       2,971 S.F.       $21.74                $15.53
Suite 449                          1,988 S.F.       $25.88
Suite 839                            765 S.F.       $25.75
Suite F884                           635 S.F.       $41.40
Suite F887                           626 S.F.       $41.40
--------------------------------------------------------------------------------
Suite 446      8/98-5 Yrs.         8,039 S.F.       $19.67                $16.63
================================================================================

Income Growth Rates

      Market rent will, over the life of a prescribed holding period, quite obviously follow an erratic pattern. A review of investor's expectations regarding income and expense growth shows that projections range between 3.00 and 4.00 percent for regional malls. Cushman & Wakefield's Autumn 1996 survey of pension funds, REITs, bank and insurance companies, and institutional advisors reveals that current income forecasts are utilizing average annual growth rates between 1.5 and 4.0 percent. The low and high mean is which to be 3.3 and 3.5 percent respectively. The Peter F. Korpacz Investor Survey (Fourth Quarter 1996) shows similar results with average rent growth of 2.64 percent. After considering the above, we have utilized a rent growth rate of 3.50 percent which is in line with current investor surveys.

Releasing Assumption

      Most of the leases for mall specialty tenants and kiosks tenants are for five year terms, while the food court tenants typically have a seven year terms, and the major tenants typically have a ten year term. Our releasing scenario assumes these lease terms for the various categories of tenants.

      With the exception of the major tenants, most leases at the subject are flat throughout the term. The major tenants typically have increases during the term ranging from $.50 to $3.00 per square foot. In our analysis, we have projected a $1.00 per square foot increase after five years for major tenants, with the smaller tenants having a flat rental stream throughout their term.

      Upon lease expiration, it is our best estimate that there is a 75 percent probability that an existing tenant will renew their lease while the remaining 25 percent will vacate their space at this time. While the 25 percent may be conservative by some historic measures in other malls, we think that it is a market oriented assumption. Upon lease rollover/turnover, space is forecasted to be released at the higher of the last effective rent (defined as minimum rent plus overage rent if any) and the previously ascribed market rent, increasing by our market rent growth rate assumption.

================================================================================


                                      -86-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                          Franklin Mills Sales Volumes

                                    Sales                Occupied      Sales Per
                                    Volume                 Area           S.F.

  1996
Total Sales                      $ 97,699,228            365,807       $  267.08
Kiosk                            $    763,798                556       $1,373.74
Food Court                       $  4,742,984              9,615       $  493.29
Mall                             $ 92,192,446            355,636       $  259.23

  1995
Total Sales                      $123,124,300            530,092       $  232.27
Kiosk                            $    915,646                856       $1,069.68
Food Court                       $  5,049,985             10,527       $  479.72
Mall                             $117,158,669            518,709       $  225.87

                                    1994
Total Sales                      $133,854,621            554,795       $  241.27
Kiosk                            $  1,028,838              1,306       $  787.78
Food Court                       $  6,777,477             14,201       $  477.25
Mall                             $126,048,306            539,288       $  233.73

                                                  Income Capitalization Approach
================================================================================

      It is our assumption that a standard tenant improvement allowance for a new tenant would be $15.00 per square foot. Per recent practice at the subject, no tenant improvement allowance would be payable to rollover or kiosk tenants. For speculative tenants, the same 75%/25% probability would apply, indicating a weighted average tenant improvement allowance of $3.75 per square foot for speculative renewals in the initial year of our analysis.

      Leasing commissions at the subject are paid to management at a rate of three percent of the annual rent, payable over the term of the lease. For tenants which renew, a two percent leasing commission is payable. For speculative tenants, we utilized the same 75%/25% probability.

      Our global market assumptions for non-anchor tenants may be summarized on the following chart.

====================================================================================================================================
                                                         Renewal Assumptions
====================================================================================================================================
                               Lease                                                 Free             Leasing              Tenant
   Tenant Type                 Term                     Rent Steps                   Rent           Commissions          Alterations
====================================================================================================================================
In-Line Mall Shops             5 yrs.                      None                       No                Yes                  Yes
------------------------------------------------------------------------------------------------------------------------------------
      Kiosks                   5 yrs.                      None                       No                Yes                  No
------------------------------------------------------------------------------------------------------------------------------------
    Food Court                 7 yrs.                      None                       No                Yes                  Yes
------------------------------------------------------------------------------------------------------------------------------------
      Major                   10 yrs.             $1.00/S.F. after 5 yrs.             No                Yes                  Yes
====================================================================================================================================

Conclusion - Minimum Rent
      In the initial full year of the investment (Fiscal Year 1998), it is projected that the subject property will produce approximately $16,846,966 in minimum rental income. This estimate of base rental income is equivalent to $12.24 per square foot of total owned GLA. Alternatively, minimum rental income accounts for 56.4 percent of all potential gross revenues. Further analysis shows that over the eleven years of our holding period (FY 1998 - FY 2009), minimum rent advances at an average compound annual rate of 3.91 percent.

Overage Rent
      In addition to the minimum base rent, many of the tenants of the subject property have contracted to pay a percentage of their gross annual sales over a pre-established base amount as overage rent. Many leases have a natural breakpoint although an equal number do have stipulated breakpoints. The average overage percentage for mall shop tenants is in a range of 5.0 to 8.0 percent with food court and kiosk tenants generally at 8.0 to 10.0 percent. Anchor tenants typically have the lowest percentage clause with ranges of 1.0 to 3.0 percent which is typical and is usually pared with a stipulated breakpoint.

      Traditionally, it takes a number of years for a retail center to mature and gain acceptance before generating any sizable percentage income. As a center matures, the level of overage rents typically becomes a larger percentage of total revenue. It is a major ingredient protecting the equity investor against inflation. Because of the dynamics of the economy and marketplace, it is difficult to predict with accuracy what sales will be on an individual tenant level.

================================================================================


                                      -87-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      According to both the Cushman & Wakefield and Korpacz surveys, major investors are looking at a range of growth rates of 0 percent initially to a high of 6 percent in their computational parameters. Most typically, stabilized growth rates of 4 percent to 5 percent are seen in these surveys, although investors are tending to be more cautious over the short term.

      Sales and Marketing Management Magazine projects that retail sales in the Philadelphia region will increase to $51.8 Billion by the year 2000, reflecting a compound annual change of 3.6 percent for the five year period. For Philadelphia County, retail sales are projected to increase to $9.9 billion by the year 2000, reflecting a compound annual change of 2.0 percent. Obviously it is difficult to ascribe estimated growth rates which are to be projected in future years. However, the overall outlook for the subject location is positive.

      A summary of historical retail sales for the subject is included on the opposing page. For existing tenants which report sales, we have forecasted that sales will grow at an annual rate of 3.50%, which is consistent with our expectation of inflation. Due to its speculative nature, we have not forecasted any overage rent for new tenants. Tenants which are generating overage rent would have their renewal rent set at their current rent plus overage rent which would reset their natural breakpoint to a higher level.

Expense Reimbursement Structure
      By lease agreement, tenants at the subject are required to reimburse the lessor for certain operating expenses. Included among these operating items are real estate taxes and common area maintenance (CAM). Food court tenants also pay a separate charge for the maintenance of the food court, which is in addition to the standard mall CAM charge.

      Common area maintenance and real estate tax recoveries are generally based upon the tenant's pro rata share of the expense. Standard lease terms require in-line tenants to reimburse ownership for their pro rata share of common area costs. A 15 percent fee is added to common area costs to cover administrative expenses. Historically, the standard Mills lease allowed ownership to recover the management fee as well as certain amortized capital expenditures. The standard CAM recovery is calculated on the basis of a tenant's pro-rata share determined on occupied mall area, net of the anchor and major tenants. In a few instances, pro-rata share is calculated on either an occupied area basis, inclusive of anchors or on a straight GLA basis. We note that the standard lease method results in the least amount of slippage to an owner and is therefore the preferred method.

Miscellaneous Income
      The mall receives miscellaneous income from a variety of sources. Included among these are seasonal tenancies and miscellaneous items such as pay telephones, late charges and cart rentals. In aggregate, management project that approximately $921,575 will be generated from miscellaneous income in 1997. For FY 1998, miscellaneous income is projected at $931,821.

Mall HVAC and Utilities Income
      The mall is serviced by a central plant which is operated as a profit center. In addition, the mall pays for electric costs at a lower bulk industrial rate, but tenants are billed at the typical retail rate. For FY 1998, utilities income is projected at $1,677,730.

================================================================================


                                      -88-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Anchor and Ring Road Tenant Obligations
      Anchor and ring road tenants have specified expense obligations. Generally, anchor tenants pay pro rata real estate taxes based on the following formula:

                                  Demised Area
                                  ------------
                             Total GLA of the Center

      Some exceptions will exist to this formula but for most it does apply. Contributions from the major anchor tenants toward common area maintenance are identified on the cash flow report as "Majors Cam Recovery and Majors Tax Recovery". During FY 1998, the forecasted amount from these two sources is $3,257,307.

Specialty Shops Common Area Maintenance Recovery
      Under the mall's standard lease, the mall tenants will pay their pro rata share of the CAM expense plus an administrative charge of typically 15 percent. Pro-rata share is most typically determined on the basis of gross leasable occupied area (GLOA) as opposed to a predetermined gross leasable area (GLA). GLOA for reimbursement purposes excludes all anchor and ring road tenants. Below we have recited the standard CAM building formula.

================================================================================
                                 Franklin Mills
                  Common Area Maintenance Recovery Calculation
================================================================================
CAM Expense                   Actual common area operating costs for the mall
--------------------------------------------------------------------------------
    Less                                   Food Court Allocation
--------------------------------------------------------------------------------
    Add                                Amortized Capital Expenditures
--------------------------------------------------------------------------------
    Add                                    15% Administration Fee
--------------------------------------------------------------------------------
   Equals                                       GLA CAM Pool
--------------------------------------------------------------------------------
    Less                          Anchor & Ring Road Tenant Contributions
--------------------------------------------------------------------------------
   Equals                       Net pro-ratable CAM billable to mall tenants
                            on the basis of gross leasable occupied area (GLOA)
================================================================================

Food Court
      Food court tenants will be assessed an additional seating charge for the costs associated with maintaining the food court area, including common seating costs, trash and maintenance services. The assessment is passed through on the basis of pro rata share calculated over occupied area of the food court. There is a 15 percent administrative fee added to the expense before passing it through to the food court tenants on the basis of occupied area.

Real Estate Tax Recovery
      Real estate tax recoveries are typically based upon a tenant's pro rata share of the expense using GLOA as the denominator basis. Anchor tenant contributions (if not separately assessed) will be deducted prior to billing a specialty tenant.

================================================================================


                                      -89-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           Franklin Mills
                                                    Income and Expense Statement

                               1997       Unit Rate       1996       Unit Rate       1995       Unit Rate      1994        Unit Rate
Revenue
Minimum Rent               $16,583,984     $12.05     $16,522,492     $12.01     $16,497,447     $11.99     $17,025,354     $12.37
Recoveries                 $11,804,621     $ 8.58     $11,736,306     $ 8.53     $ 9,513,268     $ 6.91     $ 8,974,302     $ 6.52
Percentage Rent            $ 1,038,872     $ 0.76     $   505,746     $ 0.37     $   401,855     $ 0.29     $   455,365     $ 0.33
Other                      $   921,575     $ 0.67     $   652,498     $ 0.47     $ 2,575,560     $ 1.87     $ 1,686,368     $ 1.23
Total Rental Revenue       $30,349,052     $22.06     $29,417,042     $21.38     $28,988,130     $21.07     $28,141,389     $20.45

Expenses
Recoverable Expenses       $10,285,693     $ 7.48     $10,060,690     $ 7.31     $ 8,959,682     $ 6.51     $ 8,241,244     $ 5.99
Management                 $   808,112     $ 0.59     $   707,229     $ 0.51     $   799,455     $ 0.58     $   730,752     $ 0.53
General & Administrative   $ 1,217,005     $ 0.88     $ 1,181,560     $ 0.86     $   758,300     $ 0.55     $ 1,360,390     $ 0.99
Total Operating Expenses   $12,310,810     $ 8.95     $11,949,479     $ 8.68     $10,517,437     $ 7.64     $10,332,386     $ 7.51

Net Operating Income       $18,038,242     $13.11     $17,467,563     $12.70     $18,470,693     $13.42     $17,809,003     $12.94

                                                  Income Capitalization Approach
================================================================================

Allowance for Vacancy and Credit Loss
      Investors are primarily interested in the cash revenues that an income-producing property is likely to produce annually rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment or slow payment by tenants. The first step is to establish a contingency reserve for a global provision for the above items that would apply equally to all tenants that comprise the investment. We have utilized a
2.5 percent credit loss figure in our analysis. Note that this credit loss provision is applied to all tenants equally including the revenues generated by anchor and major stores.

      Additionally, our analysis has incorporated a lag vacancy allowance which provides for down time between the expiration of an existing lease and the commencement of a new lease. Upon the expiration of a lease, it is our best estimate that there is a 75 percent probability that the tenant will renew and a 25 percent probability that the tenant will vacate. Upon renewal, no down time is recognized. Should a tenant vacate, then it is our expectation that an average down time of eight months time would be reasonable. Therefore, the weighted average lag vacancy utilized between lease expirations in this report is two months.

      We have calculated the effect of the total provision of vacancy and credit loss on the in-line shops (excluding major tenants). On average, the total allowance for vacancy and credit loss over the projection period is approximately 5.5 percent.

      On balance, the aggregate deductions of all gross revenues reflected in this analysis are based upon overall long-term market occupancy levels and are considered what a prudent investor would allow for credit loss. The remaining sum is effective gross income which an informed investor may anticipate the subject property to produce. We believe this is reasonable in light of overall vacancy in this subject's market area, as well as the current leasing structure at the property.

Effective Gross Income
      In the initial full year of the investment, FY 1998, effective gross revenues (Total Income line on cash flow) are forecasted to amount to approximately $29.19 million, equivalent to $21.22 per square foot of total owned GLA.

================================================================================
                         Effective Gross Revenue Summary
                    Initial Fiscal Year of Investment - 1998
================================================================================
                                 Aggregate Sum      Unit Rate     Income Ratio
================================================================================
   Potential Gross Income          $29,874,438       $21.71         100.0%
--------------------------------------------------------------------------------
Less: Vacancy and Credit Loss      $   679,626       $ 0.49           2.3%
--------------------------------------------------------------------------------
   Effective Gross Income          $29,194,812       $21.22          97.7%
================================================================================

--------------------------------------------------------------------------------


                                      -90-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

====================================================================================================================================
COMMON AREA MAINTENANCE EXPENSE COMPARABLES
Cushman & Wakefield, Inc.
====================================================================================================================================
                                        Budget      Year         No.        Total        Shop       Budgeted      Expense
No.  Area Location             State     Year       Built      Stories       GLA         GLA       CAM Expense   Per Sq/Ft  Location
====================================================================================================================================
1    Saratoga County MSA        NY       1995     1990/91/93      1        656,501     256,668     $1,900,000     $ 7.40    Suburban
------------------------------------------------------------------------------------------------------------------------------------
2    Pittsburgh MSA             PA       1996     1965/1990       2        973,000     356,812     $3,451,894     $ 9.67    Suburban
------------------------------------------------------------------------------------------------------------------------------------
3    Syracuse MSA               NY       1995     1988/94         1        776,571     311,557     $2,100,000     $ 6.74    Suburban
------------------------------------------------------------------------------------------------------------------------------------
4    Rochester MSA              NY       1995     1967/93         2      1,533,574     495,040     $3,265,000     $ 6.60    Suburban
------------------------------------------------------------------------------------------------------------------------------------
5    Pittsburgh MSA             PA       1996     1969/1984       2        853,431     438,664     $3,245,937     $ 7.40    Suburban
------------------------------------------------------------------------------------------------------------------------------------
6    Buffalo MSA                NY       1996     1985/89         1        753,105     285,771     $1,665,000     $ 5.83    Suburban
------------------------------------------------------------------------------------------------------------------------------------
7    White Plains MSA           NY       1995     1980/83         4        882,689     326,774     $3,190,000     $ 9.76    Urban
------------------------------------------------------------------------------------------------------------------------------------
8    Fairfield County MSA       CT       1995     1986/91         2      1,270,146     499,868     $3,583,000     $ 7.17    Suburban
------------------------------------------------------------------------------------------------------------------------------------
9    Pittsburgh MSA             PA       1995     1986            2      1,220,283     377,229     $2,899,809     $ 7.69    Suburban
------------------------------------------------------------------------------------------------------------------------------------
10   Worcester County MSA       MA       1996     1971/87         1        445,875     182,372     $1,410,000     $ 7.73    Suburban
------------------------------------------------------------------------------------------------------------------------------------
11   Boston MSA                 MA       1995     1980/93         1        322,120     155,080     $1,600,000     $10.32    Urban
------------------------------------------------------------------------------------------------------------------------------------
12   Bristol County MSA         MA       1995     1992            2      1,005,595     349,107     $2,055,000     $ 5.89    Suburban
------------------------------------------------------------------------------------------------------------------------------------
13   Bristol County MSA         MA       1995     1987/89         2        967,363     374,630     $2,762,000     $ 7.37    Suburban
------------------------------------------------------------------------------------------------------------------------------------
14   Essex County MSA           MA       1995     1993/94         2        836,344     329,065     $2,315,000     $ 7.04    Suburban
------------------------------------------------------------------------------------------------------------------------------------
15   Kingston MSA               MA       1994     1989/92         1        771,007     295,562     $1,682,000     $ 5.69    Suburban
------------------------------------------------------------------------------------------------------------------------------------
16   Burlington MSA             VT       1995     1979/89/92      1        490,424     185,398     $1,000,000     $ 5.39    Suburban
------------------------------------------------------------------------------------------------------------------------------------
17   Bucks County MSA           PA       1995     1968/75         1        348,309     304,436     $2,018,408     $ 6.63    Suburban
------------------------------------------------------------------------------------------------------------------------------------
18   Westminster MSA            MD       1995     1987/94         1        524,964     193,557     $1,350,000     $ 6.97    Suburban
------------------------------------------------------------------------------------------------------------------------------------
19   Washington-Baltimore       MD       1995     1979/93         2        661,639     245,217     $1,880,000     $ 7.67    Suburban
------------------------------------------------------------------------------------------------------------------------------------
20   Baltimore MSA              MD       1995     1956/91         1        863,376     242,376     $1,940,000     $ 8.00    Suburban
------------------------------------------------------------------------------------------------------------------------------------
21   Prince William Cty. MSA    VA       1995     1972/96         1        716,796     278,494     $1,600,000     $ 5.75    Suburban
------------------------------------------------------------------------------------------------------------------------------------
22   Arlington MSA              VA       1994     1986            4        491,057     222,800     $1,930,000     $ 8.66    Urban
------------------------------------------------------------------------------------------------------------------------------------
23   Chicago/DuPage County      IL       1995     1962/91         1      2,012,665     830,287     $5,790,000     $ 6.97    Suburban
------------------------------------------------------------------------------------------------------------------------------------
24   Chicago/DuPage County      IL       1995     1975/96         2      1,477,103     569,926     $4,928,000     $ 8.65    Suburban
------------------------------------------------------------------------------------------------------------------------------------
25   Chicago/Cook County        IL       1995     1976/94         2      1,251,294     499,999     $4,176,000     $ 8.35    Suburban
------------------------------------------------------------------------------------------------------------------------------------
26   Philadelphia MSA           PA       1996     1973            2      1,118,511     355,953     $4,264,317     $11.98    Suburban
------------------------------------------------------------------------------------------------------------------------------------
27   Bloomingdale MSA           IL       1995     1981/88/91      2      1,292,186     427,609     $2,030,000     $ 4.75    Suburban
------------------------------------------------------------------------------------------------------------------------------------
28   Minneapolis MSA            MN       1995     1962/94         1        982,228     201,561     $1,950,000     $ 9.67    Suburban
------------------------------------------------------------------------------------------------------------------------------------
29   Milwaukee MSA              WN       1995     1972            1      1,014,851     395,598     $2,420,000     $ 6.12    Suburban
------------------------------------------------------------------------------------------------------------------------------------
30   Milwaukee MSA              WN       1995     1970            1      1,257,676     371,420     $2,700,000     $ 7.27    Suburban
------------------------------------------------------------------------------------------------------------------------------------
31   Philadelphia MSA           PA       1996     1982            3        960,871     339,584     $4,343,279     $12.79    Suburban
------------------------------------------------------------------------------------------------------------------------------------
32   Louisville/Clark County    IN       1995     1990            1        750,343     306,059     $1,676,000     $ 5.48    Suburban
------------------------------------------------------------------------------------------------------------------------------------
33   Indianapolis MSA           IN       1995     1968/97         1      1,239,059     260,359     $1,431,000     $ 5.50    Suburban
------------------------------------------------------------------------------------------------------------------------------------
34   Tampa MSA                  FL       1995     1995            1        977,047     359,579     $1,980,000     $ 5.51    Suburban
------------------------------------------------------------------------------------------------------------------------------------
35   Plantation MSA             FL       1995     1979/93         1      1,004,061     282,952     $1,829,000     $ 6.46    Suburban
------------------------------------------------------------------------------------------------------------------------------------
36   Miami MSA                  FL       1995     1982            1      1,120,827     290,385     $1,820,000     $ 6.27    Suburban
------------------------------------------------------------------------------------------------------------------------------------
37   Coral Springs MSA          FL       1995     1984/90         1      1,171,127     293,183     $1,700,000     $ 5.80    Suburban
------------------------------------------------------------------------------------------------------------------------------------
38   North/Central Kansas       KS       1995     1987/90         1        400,307     185,324     $ 830,000      $ 4.48    Suburban
------------------------------------------------------------------------------------------------------------------------------------
39   Las Vegas MSA              NV       1995     1992            1        241,580     241,580     $3,190,000     $13.20    Urban
------------------------------------------------------------------------------------------------------------------------------------
40   Las Vegas MSA              NV       1994     1981/93         2        819,374     286,936     $2,455,000     $ 8.56    Urban
------------------------------------------------------------------------------------------------------------------------------------
41   Nashville MSA              TN       1995     1990            2        716,462     373,662     $2,280,000     $ 6.10    Suburban
------------------------------------------------------------------------------------------------------------------------------------
42   Riverside County MSA       CA       1995     1970/91         1      1,044,536     411,610     $3,000,000     $ 7.29    Suburban
====================================================================================================================================
     Survey Mean:                                                          910,559     333,097     $2,467,515     $ 7.44
====================================================================================================================================

                                                  Income Capitalization Approach
================================================================================

Expenses
      Total expenses incurred in the production of income from the subject property are divided into two categories; reimbursable and non-reimbursable items. The major expenses which are reimbursable include real estate taxes, management, mall and food court common area maintenance. Non-reimbursable expenses associated with the subject property include certain general and administrative expenses, alteration costs associated with bringing space up to occupancy standards, leasing commissions and reserves for replacement of capital items.

      Various expenses incurred in the operation of the subject property have been estimated from information provided by a number of sources. We have reviewed the subject's operating budget for 1997 as well as historical statements for 1994, 1995 and 1996. A summary of this information is provided on the facing page. We have compared this information to published data which are available as well as our experience with other regional shopping centers.

Expense Growth Rates
      Expense growth rates are generally forecasted to be more consistent with inflationary trends than necessarily with competitive market forces. Cushman and Wakefield's Autumn 1996 survey indicates that investors are utilizing expense growth rates between 3.4% and 3.7%. The Peter J. Korpacz Investor Survey indicates and average annual expense growth rate of 3.99%. With the exception of management and real estate taxes, we have projected that expenses will grow at 3.5% throughout the holding period. The management expense is based upon a percentage of minimum rent, percentage rent and miscellaneous revenues.

      The real estate tax rate in the City of Philadelphia has not changed since 1991. The City is under considerable pressure to avoid tax increases to deter companies from leaving Philadelphia for the suburbs. While there must be some growth in income for the City over time, it is expected to be less than the projected inflation growth rate. In this analysis, we project that real estate taxes will grow at a rate of two percent per year over the holding period.

Reimbursable Operating Expenses
      We have analyzed each item of expense individually and attempted to project what the typical investor in a property like the subject would consider reasonable, based upon informed opinion, judgment, and experience. The following is a detailed summary and discussion of the reimbursable operating expenses incurred in the operation of the subject property during the initial full year of the investment holding period.

      Real Estate Taxes - In 1997, taxes will be $3,985,739. As discussed, this expense is recovered on the basis of average occupied area of non-major mall tenant GLA after deduction for anchor and major tenants. A complete discussion of the real estate tax calculation was previously presented. This expense item is projected to increase by 2.0 percent per annum over the investment holding period.

================================================================================


                                      -91-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Common Area Maintenance - This expense category includes the annual cost of miscellaneous building maintenance contracts, recoverable labor and benefits, security, insurance, landscaping, cleaning and janitorial, supplies, common area trash removal, exterior lighting, common area energy, snow removal, equipment rental, gas and fuel, and other miscellaneous charges. In addition, ownership can generally recoup the cost of certain capital items from the tenants such as paving or other expenses. For billing purposes, management is also permitted to add certain non-operational charges for interest and depreciation of capital repairs. The 1997 budgeted CAM expenses, prior to management fees and the administrative surcharge and net of the food court CAM equates to $4,915,303. The Mills Corporation's standard lease has historically allowed ownership to pass along a 15 percent administrative surcharge. Management estimates that the typical CAM costs for most mall specialty tenants would be $10.87 per square foot.

      Provided on the facing page are actual CAM expense comparables for malls which we have recent information. This data shows CAM budgets which range from $4.48 to $13.20 per square foot with a mean of $7.44 per square foot.

      Food Court CAM - Additional costs associated with maintaining the common seating areas in the food court are forecasted to be $450,306 ($35.04 per square foot of food court GLA) in 1997. Included here are charges for cleaning and janitorial services, repairs and maintenance and water charges. Comparable budgeted expenses as provided by The Mills Corp. can be summarized as follows:

================================================================================
                                  Mills Centers
                             Food Court CAM Budgets -
                                      1996
================================================================================
                      Center                        Unit Rate
================================================================================
                   Gurnee Mills                        $37.27
--------------------------------------------------------------------------------
                  Potomac Mills                        $48.50
--------------------------------------------------------------------------------
                  Sawgrass Mills                       $27.26
================================================================================
                     Average                           $37.68
================================================================================

      The subject's operating budget is within the range of the other Mills projects, and is considered reasonable. Food court tenants are generally assessed the cost based upon their pro-rata share.

      Management - The current management contract is based upon 4.0 percent of minimum rent, percentage rent and miscellaneous income. It excludes income from expense recoveries and energy resale.. Alternatively, this amount is equal to approximately 2.7 percent of effective gross income. In the initial fiscal year management costs are estimated to be $788,260 or $.57 per square foot of owned leaseable area. Management expense is typically passed through to the mall tenants as part of their CAM reimbursements.

================================================================================


                                      -92-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Our investigation into the market for this property type indicates an overall range of fees of 3 to 5 percent of effective gross income, which would indicate the current management contract is below the range. However, as management at the subject is also receiving leasing commissions on new and rollover tenants, the current contract appears reasonable and market oriented.

Non-Reimbursable Expenses
      The total annual non-reimbursable expenses of the subject property are projected from accepted practices and industry standards. Again, we have analyzed each item of expenditure in an attempt to project what the typical investor in a property similar to the subject would consider reasonable, based upon actual operations, informed opinion, and experience. The following is a detailed summary and discussion of non-reimbursable expenses incurred in the operation of the subject property for the initial year of investment. Unless otherwise stated, it is our assumption that these expenses will increase by 3.5 percent per annum throughout the holding period.

      General and Administrative - Expenses related to the administrative aspects of the mall include costs particular to its operation, including salaries, travel and entertainment, other office-related expenses, dues and subscriptions, printing and postage, telephone, professional fees and sales incentives. The 1997 budgeted general and administrative expenses are estimated at $404,657. For FY 1998, general and administrative expense is projected at $409,378, equivalent to $.30 per square foot. This projection is consistent with the current budget for this item.

      Promotional and Marketing Expense - These charges represent the landlord's contribution to the cost of marketing services (media and promotional funds) for the property. Ownership has projected that its cost will be $915,397 for promotion and marketing in 1997. In this initial fiscal year of investment, we have forecasted an expense of $926,077 as ownership's contribution towards this expense which is consistent with the budgeted amount.

      We would note that tenants pay between $1.00 and $5.00 per square foot as their contribution to promotion and marketing expenses. However, as the tenant's contribution is directly offset by the non landlord funded promotional expenses, the tenant's contribution and corresponding expense for this item has not been included in this analysis.

      Alterations - The subject property is undergoing a substantial remerchandising effort. Included in this effort is construction of a new movie theater, demolition of the old movie theater, and construction of a new 20,000 square foot restaurant inside the mall. Additionally, there is the planned move of Neiman Marcus and Saks into the old Neiman Marcus space. Finally, there are lease proposals for a variety of new specialty mall tenants such as GAP, Talbots and Polo, many of which will entail significant tenant improvement costs. Our analysis incorporates these projected expenditures.

================================================================================


                                      -93-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      In addition, at the start of a new lease or the expiration of an existing lease, we have made a provision for the likely expenditure of some money for tenant improvement allowances. In this regard, we have forecasted a cost of $15.00 per square foot for turnover space (initial cost growing at rent expense rate) weighted by our turnover probability of 25 percent. Based on historical practice at Franklin Mills, we have not included a forecast for renewal (rollover) tenants. The weighted average for a speculative tenant in the initial year of our analysis is $3.75 per square foot. These costs are forecasted to increase at our implied expense growth rate.

      Leasing Commissions - Ownership has been charging leasing commissions for internally generated deals. A typical structure is 3 percent of minimum rent for new tenants and 2 percent of minimum rent for renewal tenants. The current practice at the subject is that this leasing commission is paid over the life of the lease as collected and we have reflected current practice in our analysis. For speculative renewal tenants, we have utilized the same probability of 75%/25%, resulting in a weighted average leasing commission of 2.25 percent for speculative renewals.

      Replacement Reserves - It is customary and prudent to set aside an amount annually for the replacement of short-lived capital items such as the roof, parking lot, and certain mechanical items. We feel that over a holding period, some repairs or replacements will be needed that will not be passed on to the tenants. For purposes of this report, we have estimated an expense of approximately $139,360, or approximately $0.10 per square foot of owned GLA during the first year, thereafter increasing by
      3.5 percent per year throughout our cash flow analysis.

Net Income/Net Cash Flow
      Total expenses of the subject property including alterations, commissions, and reserves are annually deducted from total income, thereby leaving a residual net operating income or net cash flow to the investors in each year of the holding period before debt service. In the first year of the investment, fiscal year 1998, the net cash flow (before debt service) which the subject property is projected to generate is $17,630,578 equivalent to $12.81 per square foot of rentable area.

================================================================================
                                Operating Summary
                       First Year of Investment - FY 1998
================================================================================
                                 Aggregate Sum    Unit Rate *   Operating Ratio
================================================================================
Effective Gross Income            $29,194,812      $21.21           100.0%
--------------------------------------------------------------------------------
  Operating Expenses              $11,564,234       $8.40            39.6%
--------------------------------------------------------------------------------
      Net Income                  $17,630,578      $12.81            60.4%
--------------------------------------------------------------------------------
    Other Expenses                $13,521,127       $9.83            46.3%
--------------------------------------------------------------------------------
      Cash Flow                    $4,109,451       $2.99            14.1%
================================================================================
*     Based on total owned GLA of 1,375,905 square feet
================================================================================

================================================================================


                                      -94-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Investment Parameters
      After projecting the income and expense components of the subject property, investment parameters must be set in order to forecast property performance over the holding period. These parameters include the selection of capitalization rates (both initial and terminal) and application of the appropriate discount or yield rate.

Selection of Capitalization Rates
      The overall capitalization rate bears a direct relationship between net operating income generated by the real estate in the initial year of investment (or initial stabilized year) and the value of the asset in the marketplace. Overall rates are also affected by the existing leasing schedule of the property, the strength or weakness of the local rental market, the property's position relative to competing properties, and the risk/return characteristics associated with competitive investments.

      For retail properties, the trend has been for rising capitalization rates. We feel that much of this has to do with the quality of product that has been selling. Sellers of better performing dominant Class A malls have been unwilling to waver on their pricing. Many of the malls sold over the past 18-24 months are found in less desirable, second or third tier locations, or rep-resent turnaround situations with properties that are poised for expansion or remerchandising. With fewer buyers for the top performing assets, sales have been somewhat limited.

================================================================================


                                      -95-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                          Overall Capitalization Rates
                               Regional Mall Sales
================================================================================
       Year                     Range              Mean           Point Change
================================================================================
       1988               5.00% -                  6.19%                 -
                          8.00%
--------------------------------------------------------------------------------
       1989               4.57% -                  6.22%              +  3
                          7.26%
--------------------------------------------------------------------------------
       1990               5.06% -                  6.29%              +  7
                          9.11%
--------------------------------------------------------------------------------
       1991               5.60% -                  6.44%              + 15
                          7.82%
--------------------------------------------------------------------------------
       1992               6.00% -                  7.31%              + 87
                          7.97%
--------------------------------------------------------------------------------
       1993               7.00% -                  7.92%              + 61
                         10.10%
--------------------------------------------------------------------------------
       1994               6.98% -                  8.37%              + 45
                         10.29%
--------------------------------------------------------------------------------
       1995               7.25% -                  9.13%              + 76
                         11.10%
--------------------------------------------------------------------------------
       1996               7.00% -                  9.35%              + 22
                         12.00%
================================================================================
    Basis Point
      Change
================================================================================
    1988-1996            316 Basis
                             Points
--------------------------------------------------------------------------------
    1992-1996            204 Basis
                             Points
================================================================================

      The data show that the average capitalization rate has shown a rising trend each year. Between 1988 and 1996, the average capitalization rate has risen 316 basis points. Since 1992, the rise has been 204 basis points. This change is a reflection of both rising interest rates and increasing first year returns demanded by investors in light of several fundamental changes which have occurred in the retail sector. The 22 basis point change in the mean between 1995 and 1996 may be an indication that rates are approaching stabilization.

      As noted, much of the buying over the past 18 to 24 months has been opportunistic acquisitions involving properties selling near or below replacement cost. Many of these properties have languished due to lack of management focus or expertise, as well as a limited ability to make the necessary capital commitments for growth. As these opportunities become harder to find, we believe that investors will again begin to focus on the stable returns of the dominant Class A product.

================================================================================


                                      -96-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      The Cushman & Wakefield's Autumn 1996 survey reveals that going-in cap rates for Class A regional shopping centers range between 7.00 and 9.50 percent, with a low average of 7.90 percent and high average of 8.20 percent, respectively; a spread of 30 basis points. Generally, the change in average capitalization rates over the Winter 1995 survey shows that the low average decreased by 50 basis points, while the upper average remained the same. Terminal, or going-out rates are now averaging 8.20 and 8.60 percent, indicating a spread between 30 to 40 basis points over the going-in rates. For Class B properties, the average low and high going-in rates are 9.30 and 9.60 percent, respectively, with terminal rates of 9.60 and 10.00 percent.

====================================================================================================================================
                                           Cushman & Wakefield Valuation Advisory Services
                                            National Investor Survey - Regional Malls (%)
====================================================================================================================================
Investment                    Winter 1995                             Spring 1996                              Autumn 1996
Parameters         --------------------------------        --------------------------------         --------------------------------
                       Low                High                  Low                 High                  Low                High
====================================================================================================================================
OAR/Going-In        7.0 - 8.0          7.5 - 9.0             7.5 - 9.0           7.5 - 9.5             7.0 - 9.0          7.5 - 9.5
                       7.47               8.25                  8.0                 8.2                   7.9                 8.2
------------------------------------------------------------------------------------------------------------------------------------
OAR/Terminal        7.0 - 9.0          8.0 - 10.0            7.0 - 9.5           7.8 - 11.0            7.0 - 9.5          7.8 - 11.0
                       8.17               8.83                  8.3                 8.7                   8.2                 8.6
------------------------------------------------------------------------------------------------------------------------------------
IRR                10.0 - 11.5        10.5 - 12.0           10.0 - 15.0         11.0 - 15.0           10.0 - 15.0        11.0 - 15.0
                      10.72              11.33                 11.5                11.8                  11.4                11.8
====================================================================================================================================

      Cushman & Wakefield now surveys respondents on their criteria for both Class B and "Value Added" malls (see Addenda for complete survey results). As expected, going-in capitalization and yield rates range from 100 to 300 basis points above rates for Class A assets. Our current survey also shows that investors have become more cautious in their underwriting, positioning "retail" lower on their investment rating scales in terms of preferred investments.

      The Fourth Quarter 1996 Peter F. Korpacz survey concurs with these findings, citing that regional malls are near the bottom of investor preferences. As such, they foresee some opportunities for select investing. Pricing is lower then it has been in years. With expense growth surpassing sales increases in many markets, occupancy cost issues have also become of greater concern. Even in some malls where sales approach the lofty level of $350+/- per square foot, it is not uncommon for occupancy costs to limit the opportunity to grow rents. Thus, with limited upside growth in net income, cap rates are generally well above 8.0 percent. Even at this level, cap rates are lower than other property types. One attraction for malls is that pricing is based upon the expectation of lower rents while most other property types are analyzed with higher rents.

================================================================================


                                      -97-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

====================================================================================================================================
                                                    NATIONAL REGIONAL MALL MARKET
                                                         FOURTH QUARTER 1996
====================================================================================================================================
                                                  CURRENT                          LAST
     KEY INDICATORS                               QUARTER                         QUARTER                        YEAR AGO
====================================================================================================================================
Free & Clear Equity IRR
------------------------------------------------------------------------------------------------------------------------------------
RANGE                                           10.00%-14.00%                   10.00%-14.00%                   10.00%-14.00%
AVERAGE                                            11.69%                          11.56%                          11.55%
------------------------------------------------------------------------------------------------------------------------------------
CHANGE (Basis Points)                                 --                             +13                             +14
------------------------------------------------------------------------------------------------------------------------------------
Free & Clear Going-In Cap Rate
------------------------------------------------------------------------------------------------------------------------------------
RANGE                                           6.25%-11.00%                    6.25%-11.00%                    6.25%-11.00%
AVERAGE                                             8.57%                           8.33%                           7.86%
------------------------------------------------------------------------------------------------------------------------------------
CHANGE (Basis Points)                                 --                             +24                             +71
------------------------------------------------------------------------------------------------------------------------------------
Residual Cap Rate
------------------------------------------------------------------------------------------------------------------------------------
RANGE                                           7.50%-11.00%                    7.00%-11.00%                    7.00%-11.00%
AVERAGE                                             8.76%                           8.71%                           8.45%
------------------------------------------------------------------------------------------------------------------------------------
CHANGE (Basis Points)                                 --                             +5                              +31
====================================================================================================================================
Source:  Peter Korpacz Associates, Inc. - Real Estate Investor Survey Fourth Quarter - 1996
====================================================================================================================================

      As can be seen from the above, the average IRR has increased by 14 basis point to 11.69 percent from one year ago. It is noted that this measure has been relatively stable over the past 12 months. The quarter's average initial free and clear equity cap rate rose 71 basis points to 8.57 percent from a year earlier, while the residual cap rate increased 31 basis points to 8.76 percent.

      Most retail properties that are considered institutional grade are existing, seasoned centers with good inflation protection that offer stability in income and are strongly positioned to the extent that they are formidable barriers to new competition. Equally important are centers which offer good upside potential after face-lifting, renovations, or expansion. With new construction down substantially, owners have accelerated renovation and re-merchandising programs. Little competition from over-building is likely in most mature markets within which these centers are located. Environmental concerns and "no-growth" mentalities in communities are now serious impediments to new retail development.

      Finally, investors have recognized that the retail landscape has been fundamentally altered by consumer lifestyles changes, industry consolidations and bankruptcies. This trend was strongly in evidence as the economy enters 1997 in view of the wave of retail chains whose troublesome earnings are forcing major restructures or even liquidation. Trends toward more casual dress at work and consumers growing pre-occupation with their leisure and home lives have created the need for refocused leasing efforts to bring those tenants to the mall that help differentiate them from the competition. As such, entertainment, a loosely defined concept, is one of the most common directions malls have taken. A trend toward bringing in larger specialty and category tenants to the mall is also in evidence. The risk from an owners standpoint is finding that mix which works the best. Nonetheless, the cumulative effect of these changes has been a rise in rates as investors find it necessary to adjust their risk premiums in their underwriting.

      Based upon this discussion, we are inclined to group and characterize regional malls into the general categories following:

================================================================================


                                      -98-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Cap Rate Range          Category
--------------          --------

7.0% to 7.5%            Top 15 to 20+/- malls in the country. Excellent
                        demographics with high sales ($400+/-/SF) and good upside.

7.5% to 8.5%            Dominant Class A investment grade property, high sales
                        levels, relatively good health ratios, excellent demographics (top 50 markets), and considered to present a significant barrier to entry within its trade area.
                        Sales tend to be in the $300 to $350 per square foot range.

8.5% to 11.0%           Somewhat broad characterization of investment quality
                        properties ranging from primary MSAs to second tier cities. Properties at the higher end of the scale are probably somewhat vulnerable to new competition in their market.

11.0% to 14.0%          Remaining product which has limited appeal or
                        significant risk which will attract only a smaller, select group of investors.

Conclusion - Terminal Capitalization Rate
      Franklin Mills is the dominant facility of its type with a substantial trade area. Within the primary market, we see moderate growth in income, population and households. We are optimistic about the subject's long term potential. The anchor alignment appears to be properly positioned in the trade area and the mall shops are merchandised to meet the needs of the population.

      On balance, we believe that a property with the characteristics of the subject would potentially trade at an overall rate between 9.00 and 9.25 percent based on first year income if it were operating on a stabilized operating income basis. For the reversion year, additional basis points would be added to the going-in rate to account for future risks of operating the property. This contingency is typically used to cover any risks associated with lease-up of vacant space, costs of maintaining occupancy, prospects of future competition, and the uncertainty of maintaining forecasted growth rates over the holding period. Investors may structure a differential of up to 100 basis points in their analysis depending on the quality and attributes of the property and its market area. In the surveys cited, typical reversion, or going-out rates run between 10 and 60 basis points above the initial cap. By adding 25 points to the subject's overall rate, the implied terminal capitalization rate would run between 9.25 and 9.50 percent. By applying a rate of say, 9.25 percent to the reversion year's net operating income, before reserves, capital expenditures, leasing commissions, and alterations, yields an overall sale price at the end of the holding period of approximately $296.9 million for the subject (based on net income in fiscal year ending April 30, 2008).

================================================================================


                                      -99-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      From the projected reversionary value, we have made a deduction to account for the various transaction costs associated with the sale of an asset of this type. In real estate transactions in the City of Philadelphia, a 4 percent transfer fee is charged, which typically is split between the buyer and the seller. For the subject at reversion, we have allocated 3.0 percent of the total disposition price of the subject property as an allowance for transfer taxes, professional fees, and other miscellaneous expenses that the seller pays at final closing. Deducting these transaction costs from the computed reversion renders the pre-tax net proceeds of sale to be received by an investor in the subject property at the end of the holding period.

================================================================================
                            Net Proceeds at Reversion
================================================================================
    NOI         Gross Sale Price       Less Costs of Sale and
  FY 2009        at Disposition      Miscellaneous Expenses @ 3%    Net Proceeds
================================================================================
$27,469,130       $296,963,568               $8,907,504             $288,056,064
================================================================================

Selection of Discount Rate
      The discounted cash flow analysis makes several assumptions which reflect typical investor requirements for yield on real property. These assumptions are difficult to directly extract from any given market sale or by comparison to other investment vehicles. Instead, investor surveys of major real estate investment funds and trends in bond yield rates are often cited to support such analysis.

      A yield or discount rate differs from an income rate, such as cash-on-cash (equity dividend rate), in that it takes into consideration all equity benefits, including the equity reversion at the time of resale and annual cash flow from the property. The internal rate of return is the single-yield rate that is used to discount all future equity benefits (cash flow and reversion) into the initial equity investment. Thus, a current estimate of the subject's present value may be derived by discounting the projected income stream and reversion year sale at the property's yield rate.

      Yield rates on long term real estate investments range widely between property types. As cited in Cushman & Wakefield's Fall 1996 survey, investors in regional malls are currently looking at broad rates of return between 10.0 and
12.00 percent, down slightly from our last two surveys. The indicated low and high means are 11.50 and 11.80 percent, respectively. Peter F. Korpacz reports an average internal rate of return of 11.56 percent for the Fourth Quarter 1996, down 1 basis points from the year ago level.

      The yield rate on a long term real estate investment can also be compared with yield rates offered by alternative financial investments since real estate must compete in the open market for capital. In developing an appropriate risk rate for the subject, consideration has been given to a number of different investment opportunities.

================================================================================


                                      -100-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Due to its relative illiquidity, real estate investment typically requires a higher rate of return (yield) than a financial investment such as government bonds. A retail center investment tends to incorporate a blend of risk and credit based on the tenant mix, the anchors that are included (or excluded) in the transaction, and the assumptions of growth incorporated within the cash flow analysis. An appropriate discount rate selected for a retail center thus attempts to consider the underlying credit and security of the income stream, and includes an appropriate premium for liquidity issues relating to the asset.

      There has historically been a consistent relationship between the spread in rates of return for real estate and the "safe" rate available through long-term treasuries or high-grade corporate bonds. A wider gap between return requirements for real estate and alternative investments has been created in recent years due to illiquidity issues, the absence of third party financing, and the decline in property values.

      Investors have suggested that the regional mall market has become increasingly "tiered" over the past two years. The country's premier malls are considered to have the strongest trade areas, excellent anchor alignments, and significant barriers of entry to future competitive supply. These and other "dominant" malls will have average mall shop sales above $300 per square foot and be attractive investment vehicles in the current market. It is our opinion that the subject would attract high interest from institutional investors if offered for sale in the current marketplace. There is not an abundance of regional mall assets of comparable quality currently available, and many regional malls have been included within REITs, rather than offered on an individual property basis. However, we must further temper our analysis due to the fact that there remains some risk that the inherent assumptions employed in our model come to full fruition.

      We recognize that the subject, while not a traditional regional mall investment, does offer some of the same investment characteristics. However, the shorter term leases would entail a slightly higher risk level.

      Finally, application of these rate parameters to the subject must consider the proposed remerchandisng of the mall. The subject is projected to undergo a substantial reconstruction over the next year, involving demolition of an existing anchor and construction of a new movie theater in its place. Further, a re-tenanting of the mall is expected with considerable shifting about of existing tenants and attraction of a significant number of new high end tenants. It is the intention that at the end of this reconstruction period, that the mall will have a new merchandising concept, emphasizing higher end retailers at the north end, moving toward more discount oriented retailers in the middle with a new "entertainment" focus at the south end. The goal of the remerchandising effort is to improve the bottom line performance of the center. However, to achieve this goal, the subject will require a substantial contribution of capital, entrepreneurial effort and marketing risk. An investor in the property today would need to be rewarded for these factors and the risk that the assumptions inherent in our projection will not come to fruition.

================================================================================


                                      -101-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      If the subject were at stabilization, it could be expected to appeal to investors at a discount rate of between 11.00 and 12.00 percent. The investment parameters cited are for newly constructed Class A centers which are at stabilized operations. Cushman and Wakefield has also surveyed investors for properties such as the subject that would be classified as Value Added. A Value Added property is one which is not at stabilization and would require entrepreneurial effort and capital expenditures to market, lease and retrofit a significant amount of vacant space. For Value Added properties, investors are seeking internal rates of return between 11 and 15 percent with an average of
12.33 percent.

      The subject property will require a substantial remerchandising effort as well as significant capital expenditures to bring it back to stabilized operations. However, as compared to a regional mall, a higher proportion of the rental income comes from the anchor and major tenants (approximately 35% of total rental income) which lends a greater stability to the cash flow. Considering the financial characteristics, locational attributes and physical traits of the subject property, we believe a discount rate ranging from 11.5 to
12.5 percent would be appropriate for the subject property in light of the investment criteria presented here. Thus, we have discounted the projected future pre-tax cash flows to be received by an investor in the subject property to a present value so as to yield between 11.5 percent to 12.5 percent on capital at 25 basis point intervals over the holding period. This discounting process is summarized as follows:

================================================================================
                               Investment Summary
================================================================================
Discount Rate        Present Worth           Overall Rate        Unit Rate - *
================================================================================
   11.50%            $200,491,000               8.79%              $145.72
--------------------------------------------------------------------------------
   11.75%            $196,935,000               8.95%              $143.13
--------------------------------------------------------------------------------
   12.00%            $193,462,000               9.11%              $140.61
--------------------------------------------------------------------------------
   12.25%            $190,068,000               9.28%              $138.14
--------------------------------------------------------------------------------
   12.50%            $186,752,000               9.44%              $135.73
================================================================================
* - Unit Rate based upon 1,375,905 square feet of owned rentable area, after renovations.

      Through such a sensitivity analysis, it can be seen that the present value of the subject property varies from approximately $186.8 to $200.5 million. Giving consideration to all of the characteristics of the subject previously discussed, we feel that a prudent investor would require a yield which falls near the middle of the range outlined above for this property or approximately 12 percent.

      In view of the analysis presented here, it becomes our opinion that the discounted cash flow analysis indicates a market value of $193,000,000 for the subject property As Is as of April 16, 1997. The indices of investment generated through this indicated value conclusion are shown on the following page.

================================================================================


                                      -102-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

================================================================================
                               Investment Indices
================================================================================
           Equity Yield (IRR)                                 12.03%
--------------------------------------------------------------------------------
      Overall Capitalization Rate *                            9.14%
--------------------------------------------------------------------------------
      Price/SF of Mall Shop GLA **                          $327.81
--------------------------------------------------------------------------------
        Price/SF of Owned GLA ***                              $140
================================================================================
*     Based on net income of $17,630,578 for first year

**    Based on 588,748+/- square feet

***   Based on 1,375,905+/- square feet
================================================================================

      We would note that as the subject is not at stabilization, the indicated overall rate is less useful as a financial indicator and is included here for informational purposes. Our analysis of the components of the yield indicates that approximately 57 percent comes from cash flow and 43 percent comes from the reversion. This represents is a reasonable allocation which meets with current investor expectations.

================================================================================


                                      -103-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                FRANKLIN MILLS - AS STABILIZED

                                                    ANNUAL CASH FLOW REPORT
                                                 BEGINNING 6/1/98 FOR 11 YEARS

                           FY1999            FY2000            FY2001            FY2002            FY2003            FY2004
INCOME

MINIMUM RENT:
ALL TENANTS              19,608,348        19,693,644        20,662,140        21,218,224        21,810,912        22,661,196
                        -----------       -----------       -----------       -----------       -----------       -----------
TOTAL MINIMUM RENT       19,608,348        19,693,644        20,662,140        21,218,224        21,810,912        22,661,196

RECOVERIES:
CAM RECOVERIES            4,902,688         4,904,394         5,046,716         5,150,247         5,222,995         5,622,062
TAX RECOVERIES            2,122,648         2,104,028         2,162,719         2,198,947         2,146,104         2,238,759
FOOD COURT RECOVER          424,496           446,682           483,547           497,040           529,711           554,099
MAJORS CAN RECOVER        1,364,017         1,359,925         1,374,792         1,405,633         1,408,133         1,447,847
MAJORS TAX RECOVER        2,246,116         2,248,628         2,341,955         2,389,617         2,480,668         2,550,074
                        -----------       -----------       -----------       -----------       -----------       -----------
TOTAL RECOVERIES         11,059,965        11,063,657        11,409,729        11,641,484        11,787,611        12,412,841

OVERAGE RENT                723,772           741,976           532,462           463,127           492,891           552,295
RECAPTURES                 (101,041)         (104,985)                0                 0                 0                 0

SALES VOLUME (000)          279,310           283,418           295,003           307,927           318,553           331,078
                        -----------       -----------       -----------       -----------       -----------       -----------

GROSS RENTAL
  INCOME                 31,291,044        31,394,292        32,604,330        33,322,836        34,091,416        35,626,332
CREDIT LOSS                (780,216)         (782,735)         (812,921)         (830,818)         (849,967)         (888,269)
MISCELLANEOUS               967,215         1,001,068         1,036,105         1,072,369         1,109,902         1,148,748
UTILITES INCOME           1,741,457         1,802,408         1,865,492         1,930,784         1,998,362         2,068,304
                        -----------       -----------       -----------       -----------       -----------       -----------
TOTAL INCOME             33,219,500        33,415,032        34,693,008        35,495,168        36,349,712        37,955,116

EXPENSES
PROMOTIONS                  961,253           994,897         1,029,718         1,065,758         1,103,060         1,141,667
ADMINISTRATIVE              424,928           439,800           455,193           471,125           487,614           504,681
MANAGEMENT FEES             896,927           902,206           936,711           958,370           981,442         1,024,788
FOOD COURT                  472,864           489,414           506,543           524,272           542,622           561,614
PROPERTY TAXES            4,099,333         4,181,319         4,264,946         4,350,245         4,437,250         4,525,995
CAM                       5,161,529         5,342,163         5,529,159         5,722,680         5,922,974         6,130,278
                        -----------       -----------       -----------       -----------       -----------       -----------
TOTAL EXPENSES           12,016,834        12,349,819        12,722,270        13,092,450        13,474,962        13,889,023
                        -----------       -----------       -----------       -----------       -----------       -----------

NET OPERATING
  INCOME                 21,202,666        21,065,212        21,970,738        22,402,718        22,874,750        24,066,092
ALTERATIONS                 311,385           853,716           410,506           466,347           847,078           294,930
COMMISSIONS                 196,365           288,211           365,566           438,238           468,274           468,707
CAPITAL RESERVES            140,727           145,653           150,751           156,027           161,488           167,140
                        -----------       -----------       -----------       -----------       -----------       -----------
CASH FLOW                20,554,188        19,777,632        21,043,916        21,342,108        21,397,910        23,135,316



                           FY2005            FY2006            FY2007            FY2008            FY2009
INCOME

MINIMUM RENT:
ALL TENANTS              22,730,282        23,380,862        23,770,410        24,809,958        26,289,416
                        -----------       -----------       -----------       -----------       -----------
TOTAL MINIMUM RENT       22,730,282        23,380,862        23,770,410        24,809,958        26,289,416

RECOVERIES:
CAM RECOVERIES            5,735,932         6,014,955         6,277,071         6,413,213         6,825,874
TAX RECOVERIES            2,230,667         2,248,001         2,264,054         2,206,546         2,241,757
FOOD COURT RECOVER          582,457           615,151           589,176           581,675           586,085
MAJORS CAN RECOVER        1,487,314         1,527,119         1,560,230         1,584,859         1,638,234
MAJORS TAX RECOVER        2,597,457         2,659,085         2,700,218         2,712,714         2,849,107
                        -----------       -----------       -----------       -----------       -----------
TOTAL RECOVERIES         12,633,827        13,064,311        13,390,749        13,499,007        14,141,057

OVERAGE RENT                637,041           628,428           548,202           394,779           489,798
RECAPTURES                        0                 0                 0                 0                 0

SALES VOLUME (000)          337,370           351,014           359,708           376,280           393,209
                        -----------       -----------       -----------       -----------       -----------

GROSS RENTAL
  INCOME                 36,001,148        37,073,600        37,709,360        38,703,744        40,920,272
CREDIT LOSS                (897,569)         (924,308)         (940,125)         (964,907)       (1,020,236)
MISCELLANEOUS             1,188,954         1,230,568         1,273,637         1,318,215         1,364,352
UTILITES INCOME           2,140,695         2,215,619         2,293,166         2,373,427         2,456,497
                        -----------       -----------       -----------       -----------       -----------
TOTAL INCOME             38,433,232        39,595,480        40,336,036        41,430,480        43,720,884

EXPENSES
PROMOTIONS                1,181,625         1,222,982         1,265,786         1,310,089         1,355,942
ADMINISTRATIVE              522,345           540,627           559,549           579,133           599,403
MANAGEMENT FEES           1,037,697         1,069,078         1,089,073         1,118,623         1,180,464
FOOD COURT                  581,270           601,614           622,671           644,465           667,021
PROPERTY TAXES            4,616,515         4,708,845         4,803,022         4,899,082         4,997,064
CAM                       6,344,838         6,566,907         6,796,749         7,034,635         7,280,847
                        -----------       -----------       -----------       -----------       -----------
TOTAL EXPENSES           14,284,290        14,710,053        15,136,850        15,586,027        16,080,741
                        -----------       -----------       -----------       -----------       -----------

NET OPERATING
  INCOME                 24,148,942        24,885,428        25,199,186        25,844,452        27,640,144
ALTERATIONS                 443,621           664,244           767,211         1,465,695           591,558
COMMISSIONS                 492,483           504,102           547,122           577,081           570,307
CAPITAL RESERVES            172,990           179,044           185,311           191,797           198,510
                        -----------       -----------       -----------       -----------       -----------
CASH FLOW                23,039,846        23,538,038        23,699,544        23,609,880        26,279,770

                                                 PROSPECTIVE FUTURE MARKET VALUE
================================================================================

Methodology - Upon Completion and at Stabilization
      We have also been requested by our client to give our opinion of the upon completion and at stabilization. In our previous analysis, we estimate that construction of the Rain Forest restaurant will be completed by May, 1998. While there may be some mall tenant space available, the major focus of the remerchandising will be complete at that point. Therefore by June, 1998, it is projected that the subject will be substantially at stabilized operations following final tenant fitout costs for Rain Forest. In this second analysis, we have again utilized the discounted cash flow methodology, incorporating basically the same assumptions as in our previous analysis As Is. However, in this second analysis, all of the costs associated with bringing the property to stabilization will have been incurred prior to the beginning of our analysis. On the opposing page is a presentation of the cash flows which an informed investor can annually expect from the subject property over the next ten years following stabilization.

      These cash flows incorporate the following general assumptions:

      (1) The commencement date of the investment holding period is June 1, 1998 and continues on a fiscal basis for a period of 10 years until May 30, 2008.

      (2) All existing and projected leases at the subject property are in full force and effect at the commencement of the investment holding period.

      (3) With the exception of management and real estate taxes, expenses are projected to increase at 3.5 percent per annum over the investment holding period. Management is based upon a percentage of minimum rent, percentage rent and miscellaneous income. Real estate taxes are projected to increase at 2.0 percent per annum over the investment holding period.

      (4) The investment will be liquidated based upon what would be the eleventh year's net operating income capitalized at an overall rate of 9.25 percent less transaction costs equal to 3 percent of the projected reversionary sale price.

      In the previous section we discussed the investment parameters regional malls which are at stabilized operations. As noted in recent investment surveys, the average internal rate of return for stabilized properties is between 11.00 and 12.00 percent.

      Considering the financial characteristics, locational attributes and physical traits of the subject property, we believe a discount rate ranging from
11.0 to 12.0 percent would be appropriate for the subject property As Stabilized in light of the investment criteria presented here. Thus, we have discounted the projected future pre-tax cash flows to be received by an investor in the subject property to a present value so as to yield between 11.00 percent to 12.0 percent on capital at 25 basis point intervals over the holding period. This discounting process is summarized as follows:

================================================================================


                                      -104-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 Prospective Future Market Value
================================================================================

================================================================================
                               Investment Summary
================================================================================
Discount Rate          Present Worth            Overall Rate           Unit Rate
================================================================================
   11.00%              $230,055,000                 9.22%               $167.20
--------------------------------------------------------------------------------
   11.25%              $226,407,000                 9.36%               $164.55
--------------------------------------------------------------------------------
   11.50%              $222,837,000                 9.51%               $161.96
--------------------------------------------------------------------------------
   11.75%              $219,344,000                 9.67%               $159.42
--------------------------------------------------------------------------------
   12.00%              $215,925,000                 9.82%               $156.93
================================================================================

      Through such a sensitivity analysis, it can be seen that the current value of the subject property varies from approximately $215.9 to $230.1 million. All things considered, we believe a discount rate which falls at the low end of the range to be appropriate for the subject property at stabilization.

Conclusion - Upon Completion and At Stabilization
      In view of the analysis presented here, it becomes our opinion that the Income Capitalization Approach indicates a prospective future market value of TWO HUNDRED THIRTY MILLION DOLLARS ($230,000,000) for the subject property, Upon Completion and At Stabilization projected for June 1, 1998. The indices of investment generated through this indicated value conclusion are shown below.

================================================================================
                               Investment Indices
================================================================================
           Equity Yield (IRR)                                 11.00%
--------------------------------------------------------------------------------
      Overall Capitalization Rate *                            9.22%
--------------------------------------------------------------------------------
      Price/SF of Mall Shop GLA **                          $390.66
--------------------------------------------------------------------------------
        Price/SF of Owned GLA ***                              $167
================================================================================
*     Based on net income of $21,202,666 for first year

**    Based on 588,748+/- square feet

***   Based on 1,375,905+/- square feet
================================================================================

      We would note that as the subject is not at stabilization, the indicated overall rate is less useful as a financial indicator and is included here for informational purposes. Our analysis of the components of the yield indicates that approximately 57 percent comes from cash flow and 43 percent comes from the reversion. This represents is a reasonable allocation which meets with current investor expectations.

================================================================================


                                      -105-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         RECONCILIATION AND FINAL VALUE ESTIMATE
================================================================================

      Reconciliation is the process of deriving a single point value estimate for the subject property from the indications provided by the approaches at hand. This process requires the weighing of each approach as they relate to the appraisal assignment and resolving the differences among the valuation procedures. In the end, a single estimate of market value is concluded based upon the appropriateness of each value indication. Only two of the three approaches to value have been utilized for this analysis. In general terms, the approaches included provide complimentary results, each approach or technique supporting the other. A summary of the value indications for the subject is set forth below.

================================================================================
                             Franklin Mills -As Is
================================================================================
Sales Comparison Approach                           $197,000,000 - $200,000,000
--------------------------------------------------------------------------------
Income Capitalization Approach                             $193,000,000
================================================================================

================================================================================
                                 Franklin Mills
                      Upon Completion and at Stabilization
================================================================================
Sales Comparison Approach                           $228,000,000 - $231,000,000
--------------------------------------------------------------------------------
Income Capitalization Approach                             $230,000,000
================================================================================

Sales Comparison Approach
      The Sales Comparison Approach has arrived at a value indication for the improved portion of the subject property by analyzing historical arm's-length transactions, reducing the gathered information to common units of comparison, adjusting the sale data for differences with the subject, and interpreting the results to yield a meaningful value conclusion. The basis of these conclusions have been analyzed on the cash-on-cash return based upon net income multiplier.

      The process of comparing historical sales data to assess what purchasers have been paying for similar type properties is weak in estimating future expectations. Although the unit sale price yields comparable conclusions, it is not the primary tool by which the investor market for a property like the subject operates. In addition, no two properties are alike with respect to quality of construction, location, market segmentation and income profile. As such, subjective judgment necessarily becomes a part of the comparative process. The usefulness of this approach is that it interprets specific investor parameters established in their analysis and ultimate purchase of a property. In light of the above, this methodology is best suited as support for the conclusions of the Income Approach.

Income Capitalization Approach - Discounted Cash Flow Analysis
      The subject property is highly suited to analysis by the discounted cash flow method as it will be bought and sold in investment circles. The focus on property value in relation to anticipated income is well founded since the basis for investment is profit in the form of return or yield on invested capital.

================================================================================


                                      -106-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         Reconciliation And Final Value Estimate
================================================================================

      The subject property, as an investment vehicle, is sensitive to all changes in the economic climate and the economic expectations of investors. The discounted cash flow analysis may easily reflect changes in the economic climate of investor expectations by adjusting the variables used to qualify the model. In the case of the subject property, the Income Approach can analyze existing leases, the probabilities of future rollovers and turnovers, and reflect the expectations of overage rents. Essentially, the Income Capitalization Approach can model many of the dynamics of a complex shopping center.

      We have relied heavily upon the results of the discounted cash flow analysis in the valuation of the subject because of the applicability of this method in accounting for the particular characteristics of the property, as well as being the tool used by many purchasers.

Conclusions
      We have briefly discussed the applicability of each of the methods presented. Because of certain vulnerable characteristics in the Sales Comparison Approach, it has been used as supporting evidence and as a final check on the value conclusion indicated by the Income Capitalization Approach.

      As a result of our analysis, we have formed the opinion that the market value of the leased fee estate in the subject property, As Is, as of April 16, 1997 was:

                    ONE HUNDRED NINETY THREE MILLION DOLLARS

                                 ($193,000,000)

      Further, based upon the total analysis contained in this report, it is our conclusion that, as of November 1, 1998, the prospective future market value of the leased fee estate in the subject property, Upon Completion and As Stabilized, would be:

                       TWO HUNDRED THIRTY MILLION DOLLARS

                                 ($230,000,000)

      We would particularly note that our estimates of value incorporate a proposed major remerchandising plan. Ownership has demolished a vacant Sears store and is constructing a 61,000 square foot movie theater on the site. In addition, they will construct a 20,000 square foot restaurant adjoining the theater site. Further, they intend to remerchandise the mall by emphasizing higher end fashion tenants at the north end of the mall, moving towards more discount oriented retailers at the middle of mall with an entertainment focus at the south end anchored by the new movie theater and restaurant. The renovations and remerchandising are projected for 1997 and 1998.

================================================================================


                                      -107-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

"Appraisal" means the appraisal report and opinion of value stated therein; or the letter opinion of value to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

"C&W" means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

This appraisal is made subject to the following assumptions and limiting conditions:

1. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser, nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketched, exhibits and factual matters.

3. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the property to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI Designation is prohibited.

5. Except as may be otherwise stated in our letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

================================================================================


                                      -108-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Assumptions and Limiting Conditions
================================================================================

6. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them);
      (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and the governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment , plumbing or electrical components.

8. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser has not reviewed lease documents and assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual; rights of parties.

9. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimated of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans with Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirement of the ADA may adversely affect the value of property. C&W recommends that an expert in this field be employed.

================================================================================


                                      -109-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best our knowledge and belief:

      1. Gerald B. McNamara, MAI, and Richard W. Latella, MAI inspected the property.

      2. The statements of fact contained in this report are true and correct.

      3. The reported analyses, opinion, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

      4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

      5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

      6. No one provided significant professional assistance to the person signing this report.

      7. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

      8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representative,

      9.    As of the date of this report, Gerald B. McNamara, MAI and Richard
            W. Latella, MAI have completed the requirements of the continuing education program of the Appraisal Institute.


            /s/Gerald B. McNamara               /s/Richard W. Latella
            Gerald B. McNamara, MAI             Richard W. Latella, MAI
            Associate Director                  Senior Director
            Valuation Advisory Services         Valuation Advisory Services
            Pennsylvania Certified              Pennsylvania Certified
            General Appraiser #GA-000267-L      General Appraiser #GA-00103-R

================================================================================


                                      -110-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                         ADDENDA
================================================================================



================================================================================


                                      -111-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 NATIONAL RETAIL MARKET OVERVIEW
================================================================================

Introduction

      Shopping centers constitute the major form of retail activity in the United States today. Approximately 55 percent of all non-automotive retail sales occur in shopping centers. It is estimated that consumer spending accounts for about two-thirds of all economic activity in the United States. As such, retail sales patterns have become an important indicator of the country's economic health.

      The early part of the 1990s was a time of economic stagnation and uncertainty in the country. The gradual recovery, which began as the nation crept out of the last recession, has shown some signs of weakness as corporate downsizing has accelerated. But as the recovery period reaches into its fifth year and the retail environment remains volatile, speculation regarding the nation's economic future remains. It is this uncertainty which has shaped recent consumer spending patterns. We shall first provide a brief overview of broad economic measures that are important in terms of long range retail sales forecasting and general investment underwriting. This is followed by a discussion of retail sales trends along with selected statistics of the shopping center industry. Also included is a discussion of contemporary industry trends, valuation issues and a brief overview of the REIT market.

Personal Income and Consumer Spending
      Americans' personal income advanced by eight-tenths of a percent in December, which helped raise income for all of 1996 by 5.5 percent. This was less than 1995 but it far outpaced the 2.5 percent in 1994.

================================================================================
            Personal Income               Consumer Spending
================================================================================
            Year    % Change              Year      % Change
================================================================================
            1993      4.7                 1993        5.8
--------------------------------------------------------------------------------
            1994      2.5                 1994        5.5
--------------------------------------------------------------------------------
            1995      6.1                 1995        4.8
--------------------------------------------------------------------------------
            1996      5.5                 1996        4.6
================================================================================
      Source:   Commerce Dept.
================================================================================

      American workers won wage gains in 1996 that were the largest since 1990. Nationwide, average hourly wages rose by 3.8 percent to $11.98 in 1996, about five-tenths of a percent above the inflation rate. This compares with 3.2 percent in 1995. Personal income grew three-tenths of a percent in January 1997.

      Consumer spending is another closely watched indicator of economic activity. The importance of consumer spending is that it represents two-thirds of the nation's economic activity. Total consumer spending rose by 4.6 percent in 1996, slightly off of the 4.8 percent rise in 1995. These increases followed a significant lowering on unemployment and bolstered consumer confidence. Personal spending grew seven-tenths of a percent in January 1997, well above analysts' expectations.

                                                 National Retail Market Overview
================================================================================

Unemployment Trends
      The Clinton Administration touts that its economic policy has dramatically increased the number of citizens who have jobs. Correspondingly, the nation's unemployment rate continues to decrease from its recent peak in 1992. Selected statistics released by the Bureau of Labor Statistics are summarized as follows:

================================================================================
                         Selected Employment Statistics
================================================================================
             Civilian Labor Force               Employed
================================================================================
          Total Workers                Total Workers                Unemployment
Year         (000)      % Change           (000)      % Change          Rate
================================================================================
  1990      124,787        .7             117,914        .5             5.5
--------------------------------------------------------------------------------
  1991      125,303        .4             116,877      - .9             6.7
--------------------------------------------------------------------------------
  1992      126,982       1.3             117,598        .6             7.4
--------------------------------------------------------------------------------
  1993      128,040        .8             119,306       1.5             6.8
--------------------------------------------------------------------------------
  1994      131,056       2.4             123,060       3.1             6.1
--------------------------------------------------------------------------------
  1995      132,337       .98             124,926       1.5             5.6
--------------------------------------------------------------------------------
  1996      135,022       2.0             127,855       2.3             5.3
================================================================================
  CAGR                   1.32                          1.37
1990-1996
================================================================================
^1 Year Ending December 31
================================================================================
Source: Bureau of Labor Statistics U.S. Department of Labor
================================================================================

      During 1996, the labor force increased by 2,685,000 or approximately 2.0 percent. Correspondingly, the level of employment increased by 2,929,000 or 2.3 percent. As such, the year end unemployment rate dropped by three-tenths of a percent to 5.3 percent. For 1996, monthly job growth averaged 224,000. On balance, over 10.0 million jobs have been created since the recovery began. Preliminary data for January 1997 shows that the unemployment rate edged up to
5.4 percent.

Housing Trends
      Housing trends are an important economic measure due to the substantial economic activity generated when a home changes hands (i.e. spending on repairs by sellers, redecorating by buyers, fees, commissions and taxes).

      For all of 1996, new single family home sales totaled 756,000, up 13.3 percent from 667,000 in 1995. The yearly sales level was the highest since 1978. The median new home price of new homes sold in 1995 was $133,900, up 3 percent from the median of $130,000 for 1994. Through September 1996, it was tracking at $137,500. Sales of new homes rose 8.6 percent in January 1997. The increase in January is likely a result of the abnormally low sales volume in January 1996 due to last year's blizzard. Builders are currently reporting a 4.5 inventory of unsold homes.

      Sales of existing single family homes hit an 18-year record in 1996 to
4.09 million units, up 7.5 percent from 3.8 million in 1995. The median price jumped by 4.6 percent to $118,100.

      In a surprise to most analysts who follow the housing market, data in December 1996 shows that starts dropped 12.2 percent from the previous month to a seasonally adjusted annual rate of 1.38 million units. However, this was not enough to offset the 8.8 percent increase for all of 1996 to 1.47 million units, the most since 1988.

                                                 National Retail Market Overview
================================================================================

      The home ownership rate seems to be rising, after remaining stagnant over the last decade. For 1995, the share of households that own their homes was 64.7 percent, compared to 64.0 percent for a year earlier. Lower mortgage rates are cited as a factor.

Gross Domestic Product
      The report on the gross domestic product (GDP) showed that output for goods and services expanded at an annual rate of just .9 percent in the fourth quarter of 1995. Overall, the economy gained 2.0 percent in 1995, the weakest showing in four years since the 1991 recession. Conversely, the fourth quarter
(1996) GDP grew at a surprisingly robust 4.7 percent. As a result, the GDP posted a 2.5 percent annual gain for all of 1996, topping the 2.0 percent rise in 1995. The Fed foresees a continuation of this trend and expects the U.S. economy will expand at a 2.0 to 2.50 percent pace during 1997 which is in-line with White House forecasts and a pace which is viewed as the economy's non-inflationary growth limit.

      The following chart cites the annual change in real GDP since 1990.

================================================================================
                                    Real GDP
================================================================================
                  Year                          % Change
================================================================================
1990                                                                         1.2
--------------------------------------------------------------------------------
1991                                                                         -.6
--------------------------------------------------------------------------------
1992                                                                         2.3
--------------------------------------------------------------------------------
1993                                                                         3.1
--------------------------------------------------------------------------------
1994                                                                         4.1
--------------------------------------------------------------------------------
1995*                                                                        2.0
--------------------------------------------------------------------------------
1996                                                                         2.5
================================================================================
                  * Reflects new chain weighted system of measurement.
                    Comparable 1994 measure would be 3.5%
================================================================================
                  Source: Bureau of Economic Analysis
================================================================================

Wholesale Prices
      Soaring energy prices in December drove wholesale costs to a twelve month high. For the year, the Producer Price Index (PPI) gained 2.8 percent. However, excluding energy, the PPI rose just 1.4 percent in all of 1996. In 1995, the index rose 2.3 percent. Projections for 1997 show that most economists expect a
2.5 percent rise and a core increase of 1.5 percent.

Consumer Prices
      The Bureau of Labor Statistics has reported that consumer prices rose by only 2.5 percent in 1995, the fifth consecutive year in which inflation was under 3.0 percent. This was the lowest rate in nearly a decade when the overall rate was 1.1 percent in 1986. All sectors were down substantially in 1995 including the volatile health care segment which recorded inflation of only 3.9 percent, the lowest rate in 23 years.

                                                 National Retail Market Overview
================================================================================

      The following chart tracks the annual change in the CPI since 1990.

================================================================================
                            Consumer Price Index(1)
================================================================================
                  Year                  CPI             % Change
================================================================================
                  1990                 133.8               6.1
--------------------------------------------------------------------------------
                  1991                 137.9               3.0
--------------------------------------------------------------------------------
                  1992                 141.9               2.9
--------------------------------------------------------------------------------
                  1993                 145.8               2.7
--------------------------------------------------------------------------------
                  1994                 149.7               2.7
--------------------------------------------------------------------------------
                  1995                 153.5               2.5
--------------------------------------------------------------------------------
                  1996                 158.6(2)            3.3
================================================================================
(1) All Urban Workers
(2) Preliminary
================================================================================
Source: Dept. of Labor, Bureau of Labor Statistics
================================================================================

      Preliminary data for the year shows the consumer prices rose in line with investor expectations. The index was up three-tenths of a percent in December, its third consecutive gain at this level. On an annualized basis, the inflation rate was reported at 3.3 percent for year, the highest rate of increase since 1990. Since then, inflation has eased every year except for 1994 when it was unchanged. Excluding food and energy, the 77 percent of the index known as the core index, the underlying inflation rate was 2.6 for the previous twelve months, the lowest core rate since 1965, with the exception of an increase of the same size in 1994.

      Recently, a special advisory panel of prominent economists have contended that the current method of calculating the Consumer Price Index overstates inflation by 1.1 percentage points annually. The government is currently reviewing the far ranging implications a change in procedure may have.

Other Indicators
      The government's main economic forecasting gauge, the Index of Leading Economic Indicators is intended to project economic growth over the next six to nine months. The Conference Board, an independent business group, reported that the index increased three-tenths of a percent in January 1997, its thirteenth consecutive gain.

      The Conference Board also reported that consumer confidence rose in January 1997 to 116.8, its highest level since November 1989. This was above the consensus opinion. Accordingly, consumers attitudes about the economy remain upbeat. Measures of consumer confidence are watched closely for indications of future consumer spending.

      In another sign of increasingly pinched household budgets, consumers are showing signs of curtailing new installment debt, which stand near a record 20.8 percent of disposable income. Even though consumers bought more credit in November than they did in October, analysts felt they were exercising more restraint than they did earlier in the year. The Federal Reserve said consumer credit expanded at a seasonally adjusted $7.4 billion in November or at a 7.4 percent annual rate. Nonetheless, the levels of consumer credit is a cause for concern. Credit card delinquencies and personal bankruptcies remain near record levels indicating that consumers may be reaching a point of saturation with respect to new debt.

      The Employment Cost Index is a measure of overall compensation including wages, salaries and benefits. Despite a tight labor market, American workers have not won pay and benefit increases large enough to push inflation higher, at least for the near term. The Labor Department reported that the index rose by
2.9 percent in 1996, up slightly from the 2.7 percent rise in 1995.

      Productivity is a key element in measuring the standard of living since increased efficiency allows businesses to increase workers compensation without having to raise prices. Through the first 70 years of this century, non-farm productivity rose at an annual rate of 2.2 percent. Between 1973 and 1995, a marked slowdown has been in evidence with only a 1 percent annual rate. The Labor Department reports that the productivity of American workers grew by eight-tenths of a percent in 1996, the largest gain since a 3.2 percent advance in 1992. Productivity increased by three-tenths of a percent in 1995.

Economic Outlook
      The WEFA Group, an economic consulting company, opines that the current state of the economy is a "central bankers" dream, with growth headed toward the Fed's 2.5 percent target, accompanied by stable if not falling inflation. They project that inflation will track at about 2.5 percent through 1998. Over the longer term, inflation is expected to average 2.7 percent. This will have a direct influence on consumption (consumer expenditures).

      Potential GDP provides an indication of the expansion of output, real incomes, real expenditures, and the general standard of living of the population. WEFA estimates that real U.S. GOP will grow at an average annual rate of 2.3 percent over the next decade, and slow to about 2.1 percent by 2019.

      Consumption expenditures are primarily predicated on the growth of real permanent income, demographic influences, and changes in relative prices over the long term. Changes in these key variables explain much of the consumer spending patterns of the 1970s and mid-1980s, a period during which baby boomers were reaching the asset acquisition stages of their lives; purchasing automobiles and other consumer and household durables. Increases in real disposable income supported this spending spurt with an average annual increase of 2.9 percent per year over the past twenty years. Real consumption expenditures increased at an average annual rate of 3.1 percent during the 1970s and by an average of 4.0 percent from 1983 to 1988. WEFA projects that consumption expenditure growth will slow as a result of slower population growth and aging. It is also projected that the share of personal consumption expenditures relative to GDP will decline over the next decade. Consumer spending as a share of GDP peaked in 1993 at 68.0 percent after averaging about
63.0 percent over much of the post-war period. WEFA estimates that real consumption expenditure growth will average 2.2 percent per year through 2005 and slows to 2.1 percent thereafter.

Retail Sales
      During the period 1980 through 1996, total retail sales in the United States increased at a compound annual rate of 6.1 percent. Data for the period 1990 through 1996 shows that sales growth has slowed to an annual average of 5.0 percent. This information is summarized on the following chart.

                                                 National Retail Market Overview
================================================================================

================================================================================
                           Total U.S. Retail Sales(1)
================================================================================
                  Year                    Amount         Annual
                                        (Billions)       Change
================================================================================
1980                                    $  957,400                           N/A
--------------------------------------------------------------------------------
1985                                    $1,375,027                           N/A
--------------------------------------------------------------------------------
1990                                    $1,844,611                           N/A
--------------------------------------------------------------------------------
1991                                    $1,855,937                          .61%
--------------------------------------------------------------------------------
1992                                    $1,951,589                          5.2%
--------------------------------------------------------------------------------
1993                                    $2,074,499                          6.3%
--------------------------------------------------------------------------------
1994                                    $2,236,966                          7.8%
--------------------------------------------------------------------------------
1995                                    $2,340,817                          4.6%
--------------------------------------------------------------------------------
1996(2)                                 $2,465,835                          5.3%
--------------------------------------------------------------------------------
              Compound Annual Growth                                       +6.1%
                       Rate
                     1980-1996
--------------------------------------------------------------------------------
              CAGR: 1990-1996                                              +5.0%
================================================================================
1     1985 - 1995 data reflects recent revisions by the U.S.
      Department of Commerce: Combined Annual and Revise
      Monthly Retail Trade.

2     Preliminary advance estimates.
================================================================================
            Source: Monthly Retail Trade Reports Business Division, Current Business Reports, Bureau of the Census, U.S. Department of Commerce.
================================================================================

      The Census Bureau of the Department of Commerce reports that advance estimates for U.S. retail sales for 1996 were $2.465 trillion, an increase of $125.0 billion, or 5.3 percent from 1995. For the month of December 1996, sales were up six-tenths of a percent.

      Provided on the following chart is a summary of overall and same store sales growth for selected national merchants for the most recent period.

                                                 National Retail Market Overview
================================================================================

================================================================================
                 Same Store Sales for the Month of January 1997
================================================================================
                                                % Change From Previous Year
                                                ---------------------------
            Name of Retailer                    Overall    Same Store Basis
================================================================================
               Wal-Mart                          +15.0%       + 6 6%
--------------------------------------------------------------------------------
                Kmart                            + 5.0%       + 7.2%
--------------------------------------------------------------------------------
        Sears, Roebuck & Company                 +12.0%       + 5.8%
--------------------------------------------------------------------------------
             J.C. Penney                         +15.0%       +13.0%
--------------------------------------------------------------------------------
        Dayton Hudson Corporation                +12.0%       + 5.5%
--------------------------------------------------------------------------------
          May Department Stores                  +13.0%       + 6.7%
--------------------------------------------------------------------------------
       Federated Department Stores                 N/A        + 9.4%
--------------------------------------------------------------------------------
           The Limited Inc.                      +25.0%       +17.0%
--------------------------------------------------------------------------------
                Gap Inc.                         +21.0%       + 8.0%
--------------------------------------------------------------------------------
               Ann Taylor                        + 6.0%       + 2.5%
--------------------------------------------------------------------------------
              Woolworth's                        - 1.0%       + 2.5%
--------------------------------------------------------------------------------
               Best Buy                          - 7.0%       -15.0%
================================================================================
Source: New York Times/Wall Street Journal
================================================================================

o Sales at many of the nation's largest retailers were up in December 1996 but below most analysts' and retailers expectations after a fast start following Thanksgiving. Wal-Mart, Kmart, Sears, and JC Penney did well, however, May and Federated were notable laggards. The Goldman Sachs retail composite index of same store sales rose 2.9 percent for stores open at least one year. The figure put the 1996 Christmas season among the worst in more than a decade but still better than the 2 percent rise in 1995. Nonetheless the rise was below analysts expectations of 4 to 6 percent. Electronics suffered led by Best Buy's 13 percent drop. Some apparel did well such as Ann Taylor and TJX. A strong contrast in luxury sales was seen in Neiman Marcus' .6 percent decline as compared to Saks which had a
      10.6 percent increase for the month.

o Data for January 1997 shows that shoppers were attracted to the promotional sales offered by merchants during this traditionally slow period. The Goldman Sachs index rose 5.8 percent, up sharply from last year's 1.1 percent increase. Strong gains were seen across the board from apparel to household items. Luxury retailers such as Saks (14.3 percent gain) did particularly well. The only segment which did not benefit from the strong sales growth were home electronics companies such as Best Buy (-15.0 percent) and Circuit City (-11.0 percent).

                                                 National Retail Market Overview
================================================================================

      The outlook for retail sales growth is one of cautious optimism. It appears as if the low price department stores and off price apparel segment is poised to continue to do well, as they tend to be representative of those industry segments which have gone through mergers and are benefiting from fewer competitors. Some analysts point to the fact that consumer confidence has resulted in increases in personal debt which may be troublesome in the long run. Consumer loans by banks continue to rise. But data gathered by the Federal Reserve on monthly payments suggest that debt payments are not taking as big a bite out of income as in the late 1980s, largely because of the record refinancings at lower interest rates in recent years and the efforts by many Americans to repay debts.

GAFO and Shopping Center Inclined Sales
      In a true understanding of shopping center dynamics, it is important to focus on both GAFO sales or the broader category of Shopping Center Inclined Sales. GAFO goods comprise the overwhelming bulk of goods and products carried in shopping centers and department stores and consist of the following categories:

      o     General merchandise stores including department and other stores;

      o     Apparel and accessory stores;

      o     Furniture and home furnishing stores; and

      o     Other miscellaneous shoppers goods stores.

      Shopping Center Inclined Sales are somewhat broader and include such classifications as home improvement and grocery stores. The store types that comprise shopping centers comprised approximately 53 percent of total retail sales in 1995. The balance were generated by auto dealers, gas stations, food service facilities and other miscellaneous establishments.

      Total retail sales grew by 4.6 percent in the United States in 1995 to $2.341 trillion, an increase of $104 billion over 1994. This followed an increase of 7.8 percent or $162 billion over 1993. Automobile dealers captured $34+/- billion of total retail sales growth last year, while Shopping Center Inclined Sales accounted for nearly 50.0 percent of the increase ($50 billion). GAFO sales increased by $32.5 billion. This group was led by department stores which posted a $14.4 billion increase in sales. The following chart summarizes the performance for this most recent comparison period.

                                                 National Retail Market Overview
================================================================================

================================================================================
                        Retail Sales by Major Store Type
                               1994-1995 ($Mil.)
================================================================================
Store Type                       1994         1995        Percent of   1994-1995
                                                          Income (1)   % Changes
================================================================================
GAFO:
General Merchandise          $  282,541   $  296,904                     5.1%
Apparel & Accessories           109,603      109,962                      .3%
Furniture & Furnishings         119,626      129,923                     8.6%
Other GAFO                       80,533       88,029                     9.3%
--------------------------------------------------------------------------------
GAFO Subtotal                $  592,303   $  624,818       14.4%         5.5%
--------------------------------------------------------------------------------
Convenience Stores:
Grocery                      $  376,330   $  389,134                     3.4%
Other Food                       21,470       21,378                     (.4)%
--------------------------------------------------------------------------------
Subtotal                     $  397,800   $  410,512        9.5%         3.2%
Drug                             81,538       84,240        2.0%         3.3%
--------------------------------------------------------------------------------
Convenience Subtotal -       $  479,338   $  494,752                     3.2%
--------------------------------------------------------------------------------
Other
Home Improvement &
Building Supplies Stores     $  122,533   $  124,626        2.9%         1.7%
Shopping Center-Inclined
Subtotal                     $1,194,174   $1,244,196       28.8%         4.2%
Automobile Dealers              526,319      560,624                     6.5%
Gas Stations                    142,193      148,192                     4.2%
Eating and Drinking Places      228,351      233,606                     2.3%
All Other                       145,929*     154,199*                    5.7%
--------------------------------------------------------------------------------
Total Retail Sales           $2,236,966   $2,340,817                     4.6%
================================================================================
*    Estimated Sales
--------------------------------------------------------------------------------
1 Current Population Report, Page 60. Estimated at 96.8 million households @ $44,100 = 4.3 trillion.
================================================================================
Source: U.S. Department of Commerce, Bureau of the Census and Dougal M. Casey:
Various ICSC White Papers.
================================================================================

      GAFO sales grew by 5.5 percent in 1995 to $624.8 billion. From the above it can be calculated that GAFO sales accounted for 26.7 percent of total retail sales and nearly 50.0 percent of all shopping center-inclined sales. GAFO sales have also risen relative to household income. In 1990 these sales represented
13.9 percent of average household income. By 1994/1995 they rose to 14.4 percent. Projections through 2000 show a continuation of this trend to 14.7 percent. On average, total sales were equal to nearly 55.0 percent of household income in 1994.

                                                 National Retail Market Overview
================================================================================

=============================================================================================
         Determinants of Retail Sales Growth and U.S. Retail Sales by Key Store Type
=============================================================================================
                                                1990               1994                2000^p
=============================================================================================
Determinants
Population                                  248,700,000        260,000,000        276,200,000
Households                                   91,900,000         95,700,000        103,700,000
Average Household Income                        $37,400            $42,600            $51,600
Total Census Money Income:                   $3.4 Tril.         $4.1 Tril.         $5.4 Tril.
---------------------------------------------------------------------------------------------
% Allocations of Income to Sales
GAFO Stores                                        13.9%              14.4%              14.7%
Convenience Stores                                 12.9%              11.7%              10.7%
Home Improvement Stores                             2.8%               3.0%               3.3%
Total Shopping Center-Inclined Stores              29.6%              29.1%              28.8%
Total Retail Stores                                54.3%              54.6%              52.8%
---------------------------------------------------------------------------------------------
Sales ($Billion)
GAFO Stores                                        $472               $592               $795
Convenience Stores                                  439                479                580
Home Improvement Stores                              95                123                180
Total Shopping Center-Inclined Stores            $1,005             $1,194             $1,555
TOTAL RETAIL SALES                               $1,845             $2,237             $2,850
=============================================================================================
Note: Sales and income figures are for the full year; population and household figures are as of April 1 in each respective year. P=Projected.
=============================================================================================
Source: U.S. Census of Population, 1990; U.S. Bureau of the Census Current Population
        Reports: Consumer Income P6-168, 174,180,184 and 188; Berna Miller with Linda Jacobsen,
        "Household Futures", American Demographics, March 1995; Retail Trade sources already cited; and Dougal M. Casey: ICSC White Paper
=============================================================================================

      GAFO sales have risen at a compound annual rate of approximately 6.8 percent since 1991 based on the following annual change in sales.

================================================================================
                        1990/91                       2.9%
--------------------------------------------------------------------------------
                        1991/92                       7.0%
--------------------------------------------------------------------------------
                        1992/93                       6.6%
--------------------------------------------------------------------------------
                        1993/94                       7.0%
--------------------------------------------------------------------------------
                        1994/95                       5.5%
================================================================================

      According to a recent study by the ICSC, GAFO sales are expected to grow by 5.0 percent per annum through the year 2000, which is well above the 4.1 percent growth for all retail sales. This information is presented in the following chart.

                                                 National Retail Market Overview
================================================================================

================================================================================
        Retail Sales Forecasts in the United States, by Major Store Type
================================================================================
                                        1994        2000(P)    Percent Change
--------------------------------------------------------------------------------
                                                                        Compound
         Store Type                ($ Billions) ($ Billions   Total      Annual
================================================================================
GAFO:                                 $  283      $  370      30.7%       4.6%
General Merchandise                      110         135      22.7%       3.5%
Apparel & Accessories                    120         180      50.0%       7.0%
Furniture/Home Furnishings                81         110      35.8%       5.2%
Other Shoppers Goods
--------------------------------------------------------------------------------
GAFO Subtotal                         $  592      $  795      34.3%       5.0%
--------------------------------------------------------------------------------
CONVENIENCE GOODS:                    $  398      $  480      20.6%       3.2%
Food Stores                               82         100      22.0%       3.4%
Drugstores
--------------------------------------------------------------------------------
Convenience Subtotal                  $  479      $  580      21.1%       3.2%
--------------------------------------------------------------------------------
Home Improvement                         123         180      46.3%       6.6%
--------------------------------------------------------------------------------
Shopping Center-Inclined              $1,194      $1,555      30.2%       4.5%
Subtotal
--------------------------------------------------------------------------------
All Other                              1,043       1,295      24.2%       3.7%
--------------------------------------------------------------------------------
Total                                 $2,237      $2,850      27.4%       4.1%
================================================================================
Note:     P = Projected. Some figures rounded.
================================================================================
Source:   U.S. Department of commerce, Bureau of the Census and Dougal M. Casey.
================================================================================

      According to the ICSC White Paper: Overstoring - A Look at Retail Space and Sales Performance; Shopping Center Inclined Sales have grown from $257 billion in 1972 to $1.244 trillion in 1995, a 7.1 percent annual growth rate. Historical data is shown below.

================================================================================
                      Shopping Center Inclined Store Sales
                              1972-1995 (Billions)
================================================================================
                              1972      1980        1990        1995
================================================================================
Sales                         $257      $532       $1,000      $1,244
--------------------------------------------------------------------------------
Compound Annual Growth
--------------------------------------------------------------------------------
       1972-1995              7.1%
--------------------------------------------------------------------------------
       1972-1980              9.5%
--------------------------------------------------------------------------------
       1980-1990              6.6%
--------------------------------------------------------------------------------
       1990-1995              4.3%
================================================================================
Source: U.S. Bureau of The Census and ICSC White Paper: Overstoring - A Look at
        Retail Space and Sales Performance.
================================================================================

      From the above, we see that the most recent annual rate of growth (1990-1995) in Shopping Center Inclined Sales of 4.3 percent has decreased to less than half of what it was during the 1970s (9.5 percent). Projections through December 2000 are for a compound growth rate of 4.5 percent.

                                                 National Retail Market Overview
================================================================================

      Shopping centers have stabilized their share of shopping center inclined sales. In 1972 this share was estimated at 48 percent. Since the early 1980s, this share has stabilized in the 72 to 73 percent range. For example, the estimated sales total of $894 billion of shopping center sales in 1995 was equal to 72 percent of total inclined sales.

                                                 National Retail Market Overview
================================================================================

      The International Council of Shopping Centers (ICSC) publishes a Monthly Mall Merchandise Index which tracks sales by store type for more than 400 regional shopping centers. The index shows that total sales per square foot rose by .5 percent to $261 per square foot in 1995. Data through the first half of 1996 shows that sales are running 3.9 percent ahead of the comparable period in 1995. The following chart identifies the most recent year-end results.

================================================================================
                            1995 Year End Performance
                      Non-Anchor Tenant Sales In U.S. Malls
================================================================================
                                                                  ICSC Index
                                                                    % Change
Store Type                                        1995 (SF*)      From YE 1994
================================================================================
GAFO Categories:
Apparel and Accessories
Women's Accessories and Specialties                 $ 285            -2.6%
Women's Ready-To-Wear                                 184            -3.5%
Men's Apparel                                         234            -0.2%
Children's Apparel                                    346            -1.3%
Family Apparel                                        292            -0.1%
Women's Shoes                                         295             1.3%
Men's Shoes                                           345            -0.5%
Family Shoes                                          253            -1.8%
Shoes Miscellaneous                                   338             2.1%
Apparel and Accessories - Misc.                     $ 286            19.5%
--------------------------------------------------------------------------------
SUBTOTAL                                            $ 238            -0.8%
--------------------------------------------------------------------------------
Furniture and Furnishings:
Home Furniture & Furnishings                        $ 255            -6.3%
Home Entertainment & Electronics                      317            -3.8%
Home Furnishings - Misc.                              300            -2.1%
--------------------------------------------------------------------------------
SUBTOTAL                                            $ 297            -4.8%
--------------------------------------------------------------------------------
Other GAFO:
Jewelry                                             $ 606             6.3%
Stationery/Cards/Gifts/Novelty                        255             2.8%
Books                                                 249            -5.9%
Sporting Goods/Bicycles                               239             0.7%
Other GAFO - Misc.                                    294             2.9%
--------------------------------------------------------------------------------
SUBTOTAL                                            $ 328             2.2%
--------------------------------------------------------------------------------
TOTAL GAFO                                          $ 268            -0.2%
--------------------------------------------------------------------------------
NON GAFO Categories:
Food Services
Fast Food                                           $ 381             0.9%
Restaurants                                           259             0.5%
Food Services - Misc.                                 236             5.8%
--------------------------------------------------------------------------------
SUBTOTAL                                            $ 313             0.4%
--------------------------------------------------------------------------------
OTHER NON-GAFO Categories:
Specialty Food Stores                               $ 351             4.5%
Supermarkets                                          307            14.0%
Drug/HBA                                              285             7.9%
Personal Services                                     273             3.2%
Automotive                                            133            -6.3%
Home Improvement                                      222             4.2%
Mall Entertainment                                     77            -0.8%
Other Non-GAFO - Misc.                                303             4.9%
--------------------------------------------------------------------------------
SUBTOTAL                                            $ 208             3.3%
--------------------------------------------------------------------------------
TOTAL NON-GAFO                                      $ 246             2.2%
--------------------------------------------------------------------------------
OTHER CATEGORIES-MISCELLANEOUS                      $ 142             7.4%
--------------------------------------------------------------------------------
Memo: GAFO & Food Service Total                     $ 273            -0.1%
--------------------------------------------------------------------------------
GRAND TOTAL                                         $ 261             0.5%
--------------------------------------------------------------------------------

                                                 National Retail Market Overview
================================================================================

================================================================================
*    Sales per square foot derived as total non-anchor mall sales divided by total occupied square footage.
================================================================================
     Source: ICSC - Research Quarterly
================================================================================

Non-Store Retailing
      In 1995, non-store retailing accounted for $69.7 billion, or 3.92 percent of total non-automotive retail sales. Of this total, $49.7 billion was attributed to mail/telephone order catalog retailers. The balance is comprised of coin- operated vending machines, house-to-house canvassing, party plan (i.e. Tupperware parties) telemarketing and other non-store venues such as home shopping networks and electronic commerce.

================================================================================
                        Non-Store and Total Retail Sales
================================================================================
Year    Total Mail Order      Non-Store       Total Non-Auto Sales    % of Total
================================================================================
1985      $15,848 mil.        $28,275 mil.         $1,071,828            2.64%
--------------------------------------------------------------------------------
1990      $26,577 mil.        $45,632 mil.         $1,457,006            3.13%
--------------------------------------------------------------------------------
1995      $49,710 mil.        $69,667 mil.         $1,778,915            3.92%
================================================================================
Source: Department of Commerce
================================================================================

      Mail order sales, currently at only 2.8 percent of total retail sales, continue to grow. Estimates currently place on-line sales at $518.0 million or 1 percent of the mail order tally. Estimates place total on-line sales as high as $6.6 billion by the year 2000. Since 1990, mail order sales have grown at an annual rate of 9.9 percent which is double the average growth of non-automotive retail sales and 1.7 times the average growth of GAFO store sales. One measure of this growing trend is the November/December ratio of mail order to GAF store sales. In 1990, the ratio was 5.4 percent. By 1992 it had grown to 6.9 percent and by 1995 it was 7.6 percent.

Industry Trends
      According to the National Research Bureau, there were a total of 41,235 shopping centers in the United States at the end of 1995. During this year, 867 new centers opened, an 18.0 percent increase over the 735 that opened in 1994. This followed a 10 percent increase in 1994. The greatest growth came in the small center category (less than 100,000 square feet) where 551 centers were constructed. In terms of GLA added, new construction in 1995 was up 2.2 percent resulting in an addition of 106.2 million square feet of GLA from approximately
4.86 billion to 4.97 billion square feet. In other important trends, the development of regional and super-regional malls hit a three year high in 1995 with the opening of eight centers, twice as many as in 1994. This boosted the nation's total of regionals to 301 and super-regionals to 380. Power and community center development in 1995 was up 17.9 percent in terms of the number of centers opening. The following chart highlights trends over the period 1987 through 1995.

                                                 National Retail Market Overview
================================================================================

========================================================================================================================
                                               Census Data: 9-Year Trends
========================================================================================================================
                                               Total          Average      Average     % Change               % Increase
             No. of          Total             Sales          GLA per     Sales per    in Sales      New       in Total
  Year       Centers          GLA            (Billions)       Center       Sq. Ft.    per Sq. Ft.  Centers     Centers
========================================================================================================================
  1987       30,641      3,722,957,095      $602,294,426      121,502      $161.78       2.41%      2,145       7.53%
------------------------------------------------------------------------------------------------------------------------
  1988       32,563      3,947,025,194      $641,096,793      121,212      $162.43       0.40%      1,922       6.27%
------------------------------------------------------------------------------------------------------------------------
  1989       34,683      4,213,931,734      $682,752,628      121,498      $162.02      -0.25%      2,120       6.51%
------------------------------------------------------------------------------------------------------------------------
  1990       36,515      4,390,371,537      $706,380,618      120,235      $160.89      -0.70%      1,832       5.28%
------------------------------------------------------------------------------------------------------------------------
  1991       37,975      4,563,791,215      $716,913,157      120,179      $157.09      -2.37%      1,460       4.00%
------------------------------------------------------------------------------------------------------------------------
  1992       38,966      4,678,527,428      $768,220,248      120,067      $164.20       4.53%        991       2.61%
------------------------------------------------------------------------------------------------------------------------
  1993       39,633      4,770,760,559      $806,645,004      120,373      $169.08       2.97%        667       1.71%
------------------------------------------------------------------------------------------------------------------------
  1994       40,368      4,860,920,056      $851,282,088      120,415      $175.13       3.58%        735       1.85%
------------------------------------------------------------------------------------------------------------------------
  1995       41,235      4,967,160,331      $893,814,776      120,460      $179.94       2.75%        867       2.15%
------------------------------------------------------------------------------------------------------------------------
Compound
 Annual
 Growth      +3.78%             +3.67%            +5.06%        -.11%       +1.34%        N/A         N/A        N/A
========================================================================================================================
Source: National Research Bureau Shopping Center Database and Statistical Model
========================================================================================================================

      From the chart we see that both total GLA and total number of centers, have increased at a compound annual rate of approximately 3.7 percent since 1987. New construction was up 2.2 percent in 1995, a slight increase over 1994 but still well below the peak year 1987 when new construction increased by 7.5 percent. California was by far the most active state with 139 new centers opening, followed by North Carolina (64) and Florida (53).

      Among the 41,235 centers in 1995, the following breakdown by size can be shown.

================================================================================
                U.S. Shopping center Inventory, YE December 1995
================================================================================
Size Range (SF)                Number of Centers          Square Feet (Millions)
                             ---------------------------------------------------
                             Amount        Percent       Amount          Percent
================================================================================
Under      100,000           26,001         63.1%        1,266.9          25.5%
--------------------------------------------------------------------------------
100,001 -  200,000            9,974         24.2%        1,367.9          27.5%
--------------------------------------------------------------------------------
200,001 -  400,000            3,345          8.1%          886.2          17.8%
--------------------------------------------------------------------------------
400,001 -  800,000            1,234          3.0%          668.7          13.5%
--------------------------------------------------------------------------------
800,001 -1,000,000              301           .7%          271.0           5.5%
--------------------------------------------------------------------------------
Over     1,000,000              380           .9%          486.4           9.8%
--------------------------------------------------------------------------------
Total                        41,235        100.0%        4,967.2         100.0%
================================================================================
Source:   National Research Bureau (some numbers slightly rounded).
================================================================================

      Empirical data shows that the average GLA per capita is increasing. In 1995, the average for the nation was 18.9. This was up 17 percent from 16.1 in 1988 and more recently, 18.7 square feet per capita in 1994. Among states, Arizona surpassed Florida and now has the highest GLA per capita with 28.1 square feet. South Dakota has the lowest at 9.08 square feet. Per capita GLA for regional malls (defined as all centers in excess of 400,000 square feet) has also been rising from 5.0 in 1988 to 5.5 in 1995. This information is presented on the following chart.

                                                 National Retail Market Overview
================================================================================

================================================================================
                                 GLA per Capita
================================================================================
            Year                  All Centers      Regional Malls
================================================================================
            1988                            16.1                5.0
--------------------------------------------------------------------------------
            1989                            17.0                5.2
--------------------------------------------------------------------------------
            1990                            17.7                5.3
--------------------------------------------------------------------------------
            1991                            18.1                5.3
--------------------------------------------------------------------------------
            1992                            18.3                5.5
--------------------------------------------------------------------------------
            1993                            18.5                5.5
--------------------------------------------------------------------------------
            1994                            18.7                5.4
--------------------------------------------------------------------------------
            1995                            18.9                5.5
================================================================================
      Source: International Council of Shopping Center. The Scope of The
              Shopping Center Industry and National Research Bureau
================================================================================

      While per capita GLA has continued to increase, a key issue is that the rate of increase has slowed. Per capita space has increased by only one square foot during the period 1990 through 1995. This trend is manifested in the pace of inventory increases from 165 million square feet per year between 1972 and 1980, to 143 million square feet per year (1980-1990), and 115 million square feet per year (1990-1995).

      Construction data also indicates that while the overall pace of shopping center openings has eased, the pace of large store (50,000 to 200,000 square feet) construction has more than doubled. During the more recent five year period, big boxes have accounted for 41 percent of inventory additions.

================================================================================
                           Trends In Inventory Growth*
                                    1972-1995
================================================================================
                                             1972-1980    1980-1990   1990-1995
================================================================================
Shopping Center Space Added                         164          143        115
--------------------------------------------------------------------------------
Free-Standing Stores                                 36           34         79
(50,000 - 200,000 SF)
--------------------------------------------------------------------------------
Total                                               200          177        194
--------------------------------------------------------------------------------
Big Box Allocation of Inventory Growth               18%          19%        41%
================================================================================
*     Average Annual Increase (Million Square Feet)
================================================================================
Source: NRB and F.W. Dodge
================================================================================

      In their publication, NRB/Shopping Centers Today 1995 Shopping Center Census, the National Research Bureau reports that overall retail conditions continued to improve in 1995. Total shopping center sales increased 5.0 percent to $893.8 billion in 1995, up from $851.3 billion in 1994. Shopping center sales have also increased from $123 billion in 1972, a 9 percent compound annual rate of growth.

      Total retail sales per square foot have shown positive increases over the past several years, rising by 26.5 percent from approximately $161 per square foot in 1990, to $180 per square foot in 1995. It is noted that the increase in productivity has exceeded the increase in inventory which bodes well for the industry in general. This data is summarized on the following table.

                                                 National Retail Market Overview
================================================================================

====================================================================================================================
                                             Shopping Center Statistics
                                                      1990-1995
====================================================================================================================
                                                                                                    %       Compound
                                                                                                  Change     Annual
                                      1990      1991      1992      1993      1994      1995      1990-95    Growth
====================================================================================================================
Retail Sales in Shopping Centers *   $706.40   $716.90   $768.20   $806.60   $851.30   $893.81     36.5%      4.8%
--------------------------------------------------------------------------------------------------------------------
Total Leasable Area **                  4.39      4.56      4.68      4.77      4.86      4.97     13.2%      2.5%
--------------------------------------------------------------------------------------------------------------------
Unit Rate                            $160.89   $157.09   $164.20   $169.08   $175.13   $179.94    1 1.8%      2.3%
====================================================================================================================
*     Billions of Dollars

**    Billions of Square Feet
====================================================================================================================
Source: National Research Bureau
====================================================================================================================

      According to the National Research Bureau, total sales in shopping centers have grown at a compound rate of 5.06 percent since 1987. With sales growth outpacing new construction, average sales per square foot have been showing positive increases since the last recession. Aggregate sales were up 5.5 percent nationwide from $851.3 billion (1994) to $893.8 billion (1995). In 1995, average sales were $179.94 per square foot, up nearly 2.7 percent over 1994 and 1.34 percent (compound growth) over the past several years. The biggest gain came in the super-regional category (more than 1.0 million square feet) where sales were up 4.10 percent to $201.05 per square foot.

      The following chart tracks the change in average sales per square foot by size category between 1993 and 1995.

================================================================================
                          Sales Trends by Size Category
                                    1993-1995
================================================================================
                             Average Sales Per Square Foot        % Change
                             ---------------------------------------------------
Category                      1993        1994       1995     1994-95   1993-95*
================================================================================
Less than    100,000 SF      $193.10     $199.70    $204.94     +2.6%     +3.0%
--------------------------------------------------------------------------------
100,001 to   200,000 SF      $156.18     $161.52    $166.00     +2.8%     +3.1%
--------------------------------------------------------------------------------
200,001 to   400,000 SF      $147.57     $151.27    $153.96     +1.8%     +2.1%
--------------------------------------------------------------------------------
400,001 to   800,000 SF      $157.04     $163.43    $168.21     +2.9%     +3.5%
--------------------------------------------------------------------------------
800,001 to 1,000,000 SF      $194.06     $203.20    $210.40     +3.5%     +4.1%
--------------------------------------------------------------------------------
More than  1,000,000 SF      $183.90     $193.13    $201.05     +4.1%     +4.6%
--------------------------------------------------------------------------------
Total                        $169.08     $175.13    $179.94    +2.75%     +3.2%
================================================================================
*     Compound Annual Change
================================================================================
Source: National Research Bureau
================================================================================

      Consumers demand for value and selection have led to an unprecedented growth of the category killer, superstore and warehouse club concepts. In its annual industry report, Discount Store News has identified the nation's top 200 merchants. Overall, these merchants posted sales of $313.9 billion, up 8.1 percent over 1994. The chart below highlights the year-to-year performance along with 1996 projections.

                                                 National Retail Market Overview
================================================================================

================================================================================
                        Sales by Segment (in billions $)
================================================================================
                                  1994        1995       % Change   1996 (Proj.)
================================================================================
Full-Line Discount Stores(1)     $138.3      $151.1         9.2%       $157.3
--------------------------------------------------------------------------------
Specialty Discounters(2)           55.6        68.1        22.5%         77.3
--------------------------------------------------------------------------------
Warehouse Clubs                    39.0        41.1         5.4%         42.3
--------------------------------------------------------------------------------
Other Discount Mass                33.3        31.4         1.9          15.5
Merchants(3)
--------------------------------------------------------------------------------
Off-Price Apparel Chains           17.0        15.4        (9.4)
--------------------------------------------------------------------------------
Jewelry/Hard Lines Retailers        7.2         6.9        (4.2)          6.8
--------------------------------------------------------------------------------
Total Market                     $290.4      $313.9         8.1%       $332.2
================================================================================
1 Includes full-line discount department stores, supercenters, closeouters and single-price retailers.

2 Includes home, automotive, crafts, toys, office supplies, book, computer superstores, baby superstores, pet supplies, consumer electronics and sporting goods specialty stores.

3     Includes Sears, Ward, QVC, HSN and variety stores.
================================================================================
Source: DSN Research
================================================================================

      As can be seen, the largest segment is comprised of full line discount stores which was up 9.2 percent to $151.1 billion. However, the fastest growing segment of specialty discounters were up a healthy 22.5 percent which was partially due to the inclusion of the $2.2 billion book superstore and $501 million baby superstore categories.

      The Urban Land Institute, in the 1995 edition of Dollars and Cents of Shopping Centers, reports that vacancy rates range from a low of 2.0 percent in neighborhood centers to 14.0 percent for regional malls. Super-regional malls reported a vacancy rate of 7.0 percent and community centers were 4.0 percent based upon their latest survey.

      The retail industry's importance to the national economy can also be seen in the level of direct employment. According to F.W. Dodge, the construction information division of McGraw-Hill, new projects in 1994 generated $2.6 billion in construction contract awards and supported 41,600 jobs in construction trade and related industries. This is nearly half of the construction employment level of 95,360 for new shopping center development in 1990. It is estimated that
10.18 million people are now employed in shopping centers, equal to about one of every nine non-farm workers in the country.

Market Shifts - Contemporary Trends in the Retail Industry
      The mid 1990s have continued the trend of profound changes in the retail industry. Department stores have emerged from the troubles of late 1980s and early 1990s to be stronger than ever. Continued consolidations in this industry segment should continue. Specialty retailers continue to experience a shakeout of weaker, out of favor formats while discounters gain market share. Power centers, the growth vehicle of the last several years have reached a point of saturation that has undermined investor's interest in this product. Outlet centers are still struggling, however, the super-regional mega-center appears poised to be the hot concept for the next few years.

                                                 National Retail Market Overview
================================================================================

      Some of the important developments in the industry over the past year can be summarized as follows:

      o The 1996 Christmas selling season ended on a down note with sales finishing below most analysts expectations. For most consumer electronics and computer retailers, the season was horrible with December sales down 4.8 percent on average. Best Buy, last year's rising star, was off 13.0 percent. Apparel sales rose 3.3 percent led in part by Ann Taylor up 8.8 percent following last year's 2.9 percent decline. Department stores registered an average increase of
            3.9 percent while discounters had a 4.7 percent rise on average. A summary of some year over year comparable store sales results is shown below.

            ====================================================================
                                                Comparable Store Sales
                                            (%) Change Over Last 12 Months
            ====================================================================
                  Discounters
                       Wal-Mart                         4.5
                       Kmart                            2.3
                       Dayton Hudson                    2.4
            --------------------------------------------------------------------
                  Department Stores
                       Sears                            6.1
                       Federated                        2.8
                       JC Penney                        2.9
                       Dillards                         2.0
            --------------------------------------------------------------------
                  Apparel
                       Limited                          2.0
                       The Gap                          5.0
                       TJX                              7.0
            --------------------------------------------------------------------
                  Miscellaneous
                       Best Buy                         -4.0
                       Tandy                              .4
                       Woolworth                       - 2.0
                       Pier 1                           12.0
            ====================================================================
                  Source: Wall Street Journal
            ====================================================================

                                                 National Retail Market Overview
================================================================================

o Consolidation in the department store industry segment continued, albeit at a slower pace than seen over the last few years.

      o Strawbridge & Clothier - 128 year old Philadelphia based institution sold 13 unit department store division to May Company. Its 27 unit discount Clover division went to Kimco which is putting Kohl's in several of the units, their initial foray into the East.

      o Profits - Acquired 38 unit Parisian chain for $221 million. Company now controls 141 stores in 19 states. They have also announced an agreement to acquire G.R. Herberger's, a 40-unit department store chain based in St. Cloud, Minnesota for $153 million.

      o     Rich's - 26 unit New England based regional chain closes.

      o Federated - Continues its conversion of Broadway stores in California to Macy's and Bloomingdales.

      o Discounters are being attacked from two sides. Big Box category killers have rapidly expanded on one side. Alternatively, full service department stores have become more promotional, closing the price advantage gap discounters have traditionally enjoyed. For example, Bradlees and Caldor remain in bankruptcy and Ames continues to struggle looking for the right strategy to compete against Wal-Mart, Kmart, Target and now Kohl's.

o Troubles continues for several specialty retailers as the protracted shake- out continued with several Chapter 11 filings, downsizings, and some cases, outright liquidations. Among the more notable:

      o McCrory Corp. - Seeking court approval to close 307 of its 461 remaining stores and liquidate. At one time it ran 820 stores in 1992 when it filed for protection.

      o     Limited - Will close 200 of its 4,500 units during 1997.

      o Handy Andy - Regional home improvement chain closed remaining 54 stores.

      o Herman's - Liquidated all of its sporting goods stores in the northeast.

      o     Today's Man - 35 unit apparel super store chain filed Chapter 11.

      o     Barney's - High profile New York based upscale retailer filed
            Chapter 11.

      o Merry-Go-Round - Liquidated and closed its remaining 560 units including Chess King, Dejaiz and Cignal units.

      o Jamesway - Regional discount department store chain in the northeast liquidated.

      o Incredible Universe - After aggressive foray into this mega store format (185,000+/- square feet), Tandy closes division down. Tandy will also close the remaining 53 units of its struggling McDuff Electronics chain and 19 of its 108 Computer City units.

                                                 National Retail Market Overview
================================================================================

      o     Ernst Home Centers - Board approved liquidation of 53-unit chain.

      o Kids Mart - 144-unit children's apparel chain rumored to be close to filing Chapter 11.

      o Sun Television and Appliance - Considering closing 9 of its 50 stores citing losses.

      o Best - Closes 81 of its 169 catalog showrooms and agrees to sell remaining units to Shottenstein Corp.

      o     Rickel Home Centers - 86 unit home improvement chain filed Chapter
            11.

      o     House of Fabrics - Filed Chapter 11 and closes 86 of its 361 units.

      o Discovery Zone - Fast expanding children's entertainment and recreation oriented concept filed Chapter 11.

      o     Ben Franklin - Arts and crafts retailer filed Chapter 11.

      o Kuppenheimer - Apparel retailer files Chapter 11 and plans to close half of its 87 units.

      o County Seat - 740-unit apparel retailer has filed Chapter 11 and will close 200 units. The Wet Seal has made a proposal to acquire 508 of the stores.

      o     All For A Dollar - 111-unit close-out chain has filed Chapter 11.

o Mergers and consolidations among specialty retailers, drug, supermarket and apparel categories continue.

      o Staples merging with Office Depot in a $3.4 billion deal making it by far the largest in the office superstore category.

      o     Toys R Us acquired Baby Superstore in $407 million deal.

      o Melville sold Kay Bee Toys to Consolidated Stores adding to its Toy Liquidators, Toys Unlimited and Amazing Toys close-out units for $315 million. Melville has officially changed its name to CVS Corp.

      o Safeway to acquire Von's in a $1.65 billion deal, creating an operation with 1,400 stores, 139,000 employees and $22.0 billion in revenues. They will still trail the industry leader, Kroger, in size.

      o JC Penney, parent of Thrift Drug, announced they will acquire Fay's Inc., operator of 272 units, making Thrift the nation's eighth largest chain. Penney's acquisition of Eckerd Drug has been cleared by the FTC.

      o Sears & Roebuck acquired the 61 unit Orchard Supply Hardware chain for $415 million.

      o Waban, Inc. - to spin off BJ's Wholesale Club and change its name to its other wholesale club division, HomeBase.

      o Food Lion - announced its pending acquisition of Kash N Karry in a $341.0 million deal.

                                                 National Retail Market Overview
================================================================================

      o PetsMart - Announced plans to acquire Pet City Holdings, the largest pet superstore chain in the UK.

      o TJX Companies - announced intent to sell its Chadwick's of Boston catalog to Brylane LP.

      o     Revco - completed its tender offer for Big B drug store chain.

      o Quality Food Centers - Bellevue, WA based supermarket chain to acquire 56-unit Hughes Family Markets for $360 million.

o REITs ended the year with generally good gains over the thrashing many of their stock prices took earlier in the year. Through October, the average mall REIT was up 23.4 percent, while shopping center REITs were up 16.2 percent. Outlet center REITs were the notable laggards with a .2 percent loss. The most significant deal in 1996 involved Simon Property Group's $1.5 billion acquisition of The DeBartolo Realty Corp. The combined company has a market capitalization of $7.5 billion and a portfolio of 111 regional malls, 66 strip centers, and several specialty centers.

o Power center growth has arguably fueled the industry's expansion over the past few years. With investors having become more pessimistic due to overbuilding and cannibalization of sales, a new growth vehicle is emerging, the supercenter. This concept combines the elements of a neighborhood center, discounter, supermarket, and drug store into one unit of 150,000 to 200,000 square feet. At the end of 1995 there were 500+/- supercenters. A recent ICSC Survey expects the market to reach buildout in 2003 with 1,800 stores. Leading chains include Wal-Mart, Kmart, Target and Meyer.

o Despite trends towards consolidation and downsizing, retailers say they will continue aggressive expansions over the next four years. These results were tabulated from Shopping Center World's 16th Annual Retailer's Expansion Plans Survey. Retailers say they will open 28,000 stores between 1997 and the end of 2000. Among the 148 responding retailers, 83 percent planned their expansions in shopping centers led by regional malls.

      o     Regional Malls                72%
      o     Power Centers                 50%
      o     Neighborhood Centers          46%
      o     Community Centers             34%
      o     Outlet Centers                20%
      o     Off-Price Centers             17%

      37 percent cited the southeastern part of the country as the hottest growth area.

                                                 National Retail Market Overview
================================================================================

o As of January 1, 1995 there were 311 outlet centers with 44.4 million square feet of space. Outlet GLA has grown at a compound annual rate of
      18.1 percent since 1989. The five outlet center REITs operated 132 centers as of mid-year 1996. By the year 2000 they expect to operate nearly 175 units. Overall occupancy in 1995 (1996 not available at this writing) slipped to 93.3 percent from 95.5 percent in 1994. Concerns of over-building, tenant bankruptcies, and consolidations have now negatively impacted this industry as evidenced by the hit the outlet REIT stocks have taken. Outlet tenants have not been immune to the global troubles impacting retail sales as comparable store sales were down .2 percent to $212 per square foot for the four quarters ended September 30,1996.

o Category Killers and discount retailers have continued to drive the demand for additional space. In 1995, new contracts were awarded for the construction or renovation of 260 million square feet of stores and shopping centers, up from 173 million square feet in 1991 according to F.W. Dodge, matching the highest levels over the past two decades. It is estimated that between 1992 and 1994, approximately 55.0 percent of new retail square footage was built by big box retailers. In 1994, it is estimated that they accounted for 80.0 percent of all new stores. Most experts agree that the country is over-stored. Ultimately, it will lead to higher vacancy rates and place severe pressure on aging, capital intensive centers. Many analysts predict that consolidation will occur soon in other superstores categories such as in the office products segment where Office Depot and Staples have announced a merger.

o Entertainment is clearly the new operational requisite for property owners and developers who are incorporating some form of entertainment into their designs. With a myriad of concepts available, ranging from mini-amusement parks to multiplex theater and restaurant themes, to interactive high-tech applications, choosing the right formula is a difficult task. Many of the nation's largest media and entertainment companies are getting into the retail business in some fashion. AMC Entertainment has formed a separate subsidiary, Centertainment, Inc., to work with developers to create entertainment based retail projects.

o Super-regional value-oriented mega malls such as The Mills concept are expected to be one area of growth over the next several years. This hybrid concept incorporates the diverse mix of super-regional malls with the value-oriented aspects of factory outlets, category killers, off-price merchants and retailer clearance outlets under one roof. In addition, they add an entertainment component that is designed to extend the stay of the patron from approximately one to one and one-half hours in a traditional mall format to three to five hours. These malls are at least 1.0 million square feet although the Mills design averages 1.5 million square feet. They can contain between 7 and 20 anchors and have trade areas stretching upwards to 100 miles.

                                                 National Retail Market Overview
================================================================================

Investment Criteria and Institutional Investment Performance

      Investment criteria for mall properties range widely. Many firms and organizations survey individuals active in this industry segment in order to gauge their current investment criteria. These criteria can be measured against traditional units of comparison such as price (or value) per square foot of GLA and overall capitalization rates.

      The price that an investor is willing to pay represents the current or present value of all the benefits of ownership. Of fundamental importance is their expectation of increases in cash flow and the appreciation of the investment. Investors have shown a shift in preference to initial return, placing probably less emphasis on the discounted cash flow analysis (DCF). A DCF is defined as a set of procedures in which the quantity, variability, timing, and duration of periodic income, as well as the quantity and timing of reversions, are specified and discounted to a present value at a specified yield rate. Understandably, market thinking has evolved after a few hard years of reality where optimistic cash flow projections did not materialize. The DCF is still, in our opinion, a valid valuation technique that when properly supported, can present a realistic forecast of a property's performance and its current value in the marketplace.

      Equitable Real Estate Investment Management, Inc. reports in their Emerging Trends in Real Estate - 1997 that their respondents give retail investments generally poor performance forecasts in their latest survey due to the protracted merchant shakeout which will continue into 1997 and the general overbuilding which has had a fundamental change on the industry. While dominant, Class A malls are still considered to be one of the best real estate investments anywhere, only 20 percent of the respondents recommended buying malls.

      Among the nine real estate categories tracked by Emerging Trends, each had estimated 1996 and forecasted 1997 value gains except for regional malls and power centers. Community centers showed a very modest (less than 1 percent) increase. One of the most daunting tasks facing owners is the competition for good tenants and the huge capital outlays needed to keep the properties functional and up-to-date. Emerging Trends views REITs as being buyers but the capital needs of many of these centers will likely hit FFO hard over the next twelve to eighteen months. New REIT IPOs will be limited but consolidations and follow-up offerings will increase as REIT companies seek to grow capitalizations for greater operating efficiencies.

      Power centers were hit particularly hard in the latest survey. By some estimates this industry niche now accounts for 25 percent of all retail sales and not only have they hurt regional malls but their overbuilding has cannibalized each other. Power centers are now shown to be one of the riskiest investment classes with only 4 percent of the respondents saying its a good time to buy. For 1997, the interviewees see community and strip centers as offering the best investment opportunity in the retail sector.

                                                 National Retail Market Overview
================================================================================

      The following chart summarizes the results of their current survey.

================================================================================
                     Retail Property Rankings and Forecasts
================================================================================
Property Type       Investment Potential                  Predicted Value Gains
                    --------------------       1996       ---------------------
                   Rating(1)  Ranking (2)  Rent Change   l Yr.   5 Yrs.  l0 Yrs.
================================================================================
Regional Malls        4.9     8th            -0.1%      -1.7%    12.7%    26.6%
--------------------------------------------------------------------------------
Power Centers         4.1     9th             0.1%      -2.3%     9.1%    19.7%
--------------------------------------------------------------------------------
Community Centers     5.3     6th (tie)       1.6%       0.3%    12.5%    26.1%
================================================================================
1     Scale of 1 to 10
2     Based on 9 property types

Source:   Emerging Trends in Real Estate - 1997
================================================================================

      The NCREIF Property Index represents data collected from the Voting Members of the National Council of Real Estate Investment Fiduciaries. As shown in the following table, data through the fourth quarter of 1996 shows that the retail index posted a positive 5.08 percent increase in total return for the year. Increased competition in the retail sector from new and expanding formats and changing locational references has caused the retail index to trail all other property types. In fact, this was the fifth consecutive quarter in which retail properties posted the lowest return among the five NCREIF property types. Overall, It appears also that value write-downs have continued. The -1.73 percent in negative appreciation for the retail subindex marked the continuation of this trend. Continuing concerns about overbuilding competition and capital requirements are cited as the primary factors for the pessimistic performance.

================================================================================
                             Retail Property Returns
                                  NCREIF Index
                             Fourth Quarter 1996 (%)
================================================================================
Period                  Income     Appreciation      Total        Change in CPI*
================================================================================
4th Qtr. 1996            2.09          -1.73          .36              .51
--------------------------------------------------------------------------------
One Year                 8.46          -3.18         5.08             3.32
--------------------------------------------------------------------------------
Three Years              8.26          -2.82         5.27             2.85
--------------------------------------------------------------------------------
Five Years               7.88          -3.94         3.71             2.84
--------------------------------------------------------------------------------
Ten Years                7.26          -1.49         5.69             3.68
================================================================================
*     Annualized year ending 12/31
================================================================================
Source:   Real Estate Performance Report
          National Council of Real Estate Investment Fiduciaries
================================================================================

      Retail's total return of 5.08 percent for 1996 was substantially behind the other investment categories including Apartment (11.10%), Office (12.74%), R&D (17.64%), and Warehouse (12.69%). Among the different retail categories, neighborhood centers posted the best total performance, while regional malls were laggards.

                                                 National Retail Market Overview
================================================================================

================================================================================
                         Retail Segment Performance
================================================================================
        Category                  Income        Appreciation       Total
================================================================================
      Neighborhood                 8.85%          - .63%           8.17%
--------------------------------------------------------------------------------
      Community                    9.03%          -2.10%           6.79%
--------------------------------------------------------------------------------
      Regional Malls               7.74%          -3.98%           3.53%
--------------------------------------------------------------------------------
      Super Regional Malls         8.04%          -3.29%           4.55%
================================================================================

      From the above, it is clear that value declines were still in evidence during 1996.

      Private investor underwriting has become more conservative with respect to vacancy allowances, growth rates (rent, sales) and occupancy cost tolerance levels. The reduced spread between cash returns and internal rate of returns is evidence that buyers seek a higher proportion of their expected return from income rather than from appreciation.

      The Cushman & Wakefield Investor Survey also confirms trends that capitalization rates for most retail categories have risen. Regional malls have been the most affected. This is partly due to the fact that over 75 malls are currently available for sale.

Real Estate Investment Trust Market (REITs)

      To date, the impact of REITs on the retail investment market has been significant, although the majority of Initial Property Offerings (IPOs) involving regional malls, shopping centers, and outlet centers did not enter the market until the latter part of 1993 and early 1994. It is noted that REITs have dominated the investment market for apartment properties and have evolved into a major role for retail properties as well.

      Currently, there are in excess of 300 REITs in the United States, more than three-quarters of which are publicly traded. The advantages provided by REITs, in comparison to more traditional real estate investment opportunities, include the diversification of property types and location, increased liquidity due to shares being traded on major exchanges, and the exemption from corporate taxes when 95.0 percent of taxable income is distributed.

      There are essentially three kinds of REITs which can either be "open-ended", or Finite-life (FREITs) which have specified liquidation dates, typically ranging from eight to fifteen years.

      o Equity REITs center around the ownership of properties where ownership interests (shareholders)receive the benefit of returns from the operating income as well as the anticipated appreciation of property value. Equity REITs typically provide lower yields than other types of REITs, although this lower yield is theoretically offset by property appreciation.

      o Mortgage REITs invest in real estate through loans. The return to shareholders is related to the interest rate for mortgages placed by the REIT.

      o Hybrid REITs combine the investment strategies of both the equity and mortgage REITs in order to diversify risk.

                                                 National Retail Market Overview
================================================================================

      The influx of capital into REITs has provided property owners with an significant alternative marketplace of investment capital and resulted in a considerably more liquid market for real estate. A number of "non-traditional" REIT buyers, such as utility funds and equity/income funds, established a major presence in the market during 1993/94.

      1995 was not viewed as a great year for REITs relative to the advances seen in the broader market. Through the end of December, equity REITs posted nearly a 10 percent total return according to the National Association of Real Estate Investment Trusts (NAREIT). The best performer among equity REITs was the office sector with a 38.8 percent total return. This was followed by self-storage (34.9%), hotels (30.8%), triple-net lease (31.6%), and industrial/self-storage (27.9%). One equity REIT sector was in the red - outlet centers (-2.80%).

Retail REITs

      As of December 31,1996, there were a total of 43 REITs specializing in retail, making up sizable percentage of the securities in the REIT market. Forty-two of these 43 REIT companies are Equity REITs. Depending upon the property type in which they specialize, retail REITs are divided into three categories: shopping centers, regional malls, and outlet centers. The REIT performance indices chart, shown as Table A, displays a summary performance of the three composite categories.

================================================================================
                       Table A - Retail REIT Performance
                             As of December 31,1996
================================================================================
                     Y-T-D Total      Dividend   No. of REIT         Market
                       Return          Yield     Securities      Capitalization*
================================================================================
ALL REITs              39.96%          6.59%         43            $20,190.7

Strip centers          32.88%          6.50%         26            $11,145.8
Regional Malls         44.63%          6.60%         10             $7,349.0
Outlet Centers          3.78%          9.22%          6             $1,300.2
--------------------------------------------------------------------------------
*     Number reported in thousands.
      Source: Realty Stock Review
================================================================================

      As can be seen, the 43 REIT securities have a market capitalization of approximately $20.2 billion. Total returns of nearly 40.0 percent were well ahead of the stock market as a whole and also exceeded the 35.8 percent return for all REITs. Regional malls did exceptionally well with nearly a 45 percent return followed by strip centers. Outlet centers, which were posting negative returns through the third quarter, recovered to show a 3.8 percent return for the year. Accordingly, dividend yields for this group are 9.22 percent, some 266 basis points above the composite average return.

      While many of the country's best quality malls and shopping centers have recently been offered in the public market, this heavily capitalized marketplace has provided sellers with an attractive alternative to the more traditional market for large retail properties.

                                                 National Retail Market Overview
================================================================================

Regional Mall REITs

      The accompanying exhibit Table B summarizes the basic characteristics of nine REITs and one publicly traded real estate operating company (Rouse Company) comprised exclusively or predominantly of regional mall properties. Excluding the Rouse Company (ROUS), the IPOs have all been completed since November 1992. The nine public offerings with available information have a total of 281 regional or super regional malls with a combined leasable area of approximately 229 million square feet. This figure represents more than 14.0 percent of the total national supply of this product type.

      The ten companies are among the largest and best capitalized domestic real estate equity securities, and are considerably more liquid than more traditional real estate related investments. Through October 31, 1996, the regional mall segment has outperformed its shopping and outlet center counterparts with 23.43 percent total return.

====================================================================================================================================
Table B - REGIONAL MALL REIT ANALYSIS
Cushman & Wakefield, Inc.
====================================================================================================================================
REIT PORTFOLIO
                                           CBL            CWN            GGP            JPR            MAC            MLS
                                         CBL &          Crown        General      JP Realty   The Macerich      The Mills
                                        Assoc.       American         Growth           Inc.        Company          Corp.
====================================================================================================================================
-----------------------
Company Overview
-----------------------
No of Retail Centers                       105             25             67            n/a             20             18
No. of Regional Malls                       16             25             66             10             17              4
Mall as % of Portfolio                      71%            99%            98%            71%            97%            82%
Avg. Total GLA/Center*                     655            545            699            493            735          1,500
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Mall Operations
-----------------------
Reporting Year                            1995           1995           1995           1995           1995           1995
Avg. sales PSF of Mall shop GLA       $    232       $    206       $    235       $    208       $    290       $    297
Avg. Rent on Recent Leases            $  17.41       $  17.96       $  21.80       $  21.45       $  23.00       $  25.00
Minimum Rent/Sales Ratio                   7.5%           8.7%           9.3%          10.3%           7.9%            84%
Total Occupancy Cost/Sales Ratio          12.3%          11.1%          12.1%          10.2%          11.3%          11.6%
Mall Shop Occupancy Level                 88.2%          82.0%          86.2%          86.5%          92.2%          90.0%
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Share Prices
-----------------------
IPO Date                              10/27/93         8/9/93         4/8/93            n/a         3/9/94           4/94
IPO Price                             $  19.50       $  17.15       $  22.00            n/a       $  19.00       $  23.50
Current Price (11/29/96)              $  24.50       $   7.63       $  27.75       $  19.50       $  23.25       $  20.75
52 - Week High                        $  25.00       $   8.75       $  28.38       $  19.75       $  24.00       $  22.50
52 - Week Low                         $  19.50       $   6.63       $  18.50       $  15.13       $  19.00       $  16.50
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Capitalization & Yields
-----------------------
Market Capitalization**               $  1,266       $    842       $  2,744       $    661       $  1,328       $  1,481
Annual Dividend                       $   1.68       $   0.80       $   1.72       $   1.92       $   1.76       $   1.89
Dividend Yield (11/29/96)                 6.86%         10.48%          6.20%          9.85%          7.57%          9.11%
FFO 1996***                           $   2.03       $   1.29       $   1.95       $   1.83       $   1.96       $   1.96
FFO Yield (11/29/96)                      8.29%         16.91%          7.03%          9.38%          8.43%          9.45%
====================================================================================================================================

==============================================================================================
REIT PORTFOLIO                                            SPG                           URB
                                           RSE          Simon            TCO          Urban
                                         Rouse       Property        Taubman       Shopping
                                       Company          Group        Centers        Centers
==============================================================================================
-----------------------
Company Overview
-----------------------
No of Retail Centers                        69            177             19             12
No. of Regional Malls                       38            113             19              8
Mall as % of Portfolio                      75%            77%           100%            95%
Avg. Total GLA/Center*                     873            759          1,102          1,040
----------------------------------------------------------------------------------------------
-----------------------
Mall Operations
-----------------------
Reporting Year                            1995           1995           1995           1995
Avg. sales PSF of Mall Shop GLA       $    289       $    276       $    352       $    344
Avg. Rent on Recent Leases            $  24.90         $21.92       $  41.27       $  34.64
Minimum Rent/Sales Ratio                   8.6%           7.9%          11.7%          10.1%
Total Occupancy Cost/Sales Ratio          12.2%          11.0%          15.1%          11.4%
Mall Shop Occupancy Level                 95.2%          86.4%          88.0%          92.6%
----------------------------------------------------------------------------------------------
-----------------------
Share Prices
-----------------------
IPO Date                                  1966       12/26/93       11/18/92        10/6/93
IPO Price                                  n/a       $  22.25       $  11.00       $  23.50
Current Price (11/29/96)              $  26.50       $  27.38       $  11.63       $  26.50
52 - Week High                        $  27.38       $  27.88       $  12.50       $  27.88
52 - Week Low                         $  18.25       $  21.13       $   9.25       $  20.13
----------------------------------------------------------------------------------------------
-----------------------
Capitalization & Yields
-----------------------
Market Capitalization**               $  3,936       $  5,900       $  3,127       $  1,072
Annual Dividend                       $   0.88       $   1.97       $   0.88       $   1.98
Dividend Yield (11/29/96)                 3.32%          7.20%          7.57%          7.47%
FFO 1996***                           $   2.42       $   2.34       $   0.98       $   2.41
FFO Yield (11/29/96)                      9.13%          8.55%          8.43%          9.09%
==============================================================================================
Source:   Salomon Bothers, Realty Stock Review; Annual Reports and Green Sheet Advisors, Inc.

*     Numbers in thousands (000) includes malls only.

**    Numbers in millions.

***   Funds From Operations is defined as net income (loss) before depreciation, amortization, other non-cash items, extraordinary items, gains or losses on sales of assets and before minority interests in the Operating Partnership.
==============================================================================================

                                                 National Retail Market Overview
================================================================================

Shopping Center REITs

Shopping center REITs comprise the largest sector of the retail REIT market accounting for 26 out of the total 43 securities. General characteristics of seven of the largest shopping center REITs are summarized on Table C. The public equity market capitalization of the seven companies totaled $6.1 billion as of October 31, 1996. The two largest, Kimco Realty Corp. and New Plan Realty Trust have a market capitalization equal to approximately 34.4 percent of the group total.

Year-to-date returns have been 16.19 percent for all shopping center REITs including a 7.36 percent dividend yield.

====================================================================================================================================
Table C - SHOPPING CENTER REIT ANALYSIS
Cushman & Wakefield, Inc.
====================================================================================================================================
REIT PORTFOLIO                        DDR          FRT        GRT            JPR            KIM         NPR        VNO          WRI
                                   Devel.      Federal   Glimcher             JP          Kimco    New Plan    Vornado   Weingarten
                              Diversified  Realty Inv.     Realty    Realty Inc.   Realty Corp.      Realty     Realty       Realty
====================================================================================================================================
-----------------------
Company Overview
-----------------------
Total Properties                      111           53         84             46            193         123         65          161
Total Retail Centers                  104           53         84             40            193         102         56          141
Total Retail GLA*                  23,600       11,200     12,300          6,895         26,001      14,500      9,501       13,293
Avg. Total GLA/Center*                227          211        146            172            135         142        170           94
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Mall Operations
-----------------------
Reporting Year                          _            _       1994              _           1994           _          _         1994
Total Rental Income                     _            _   $ 71,101              _       $125,272           _          _     $112,233
Average Rent/Square Foot         $   6.04            _   $   5.78              _       $   4.82           _          _     $   8.44
Total Operating Expenses                _            _   $ 45,746              _       $ 80,563           _          _     $ 76,771
Operating Expenses/Square Foot          _            _   $   3.72              _           3.10           _          _     $   5.78
Operating Expense Ratio                 _            _       64.3%             _           64.3%          _          _         68.4%
Total Occupancy Level                96.6%        95.1%      96.3%          94.0%          94.7%       95.4%      94.0%        92.0%
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Share Prices
-----------------------
IPO Date                             1992         1993       1994           1994           1991        1973       1993         1985
IPO Price                        $  19.50     $  17.25   $  14.75       $  22.00       $  19.00           _   $  22.25            _
Current Price (12/15/95)         $  29.88     $  23.38   $  17.75       $  20.63       $  42.25    $  21.63   $  36.13       $36.13
52 - Week High                      32.00        23.75   $  22.38       $  21.38       $  42.25    $  23.00     $38.13       $38.13
52 - Week Low                    $  26.13     $  19.75   $  16.63       $  17.38       $  35.00    $  18.75   $  32.75     $  32.75
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Capitalization & Yields
-----------------------
Outstanding Shares**                18.96        32.22      24.48          19.72          22.43       53.26      24.20        26.53
Market Capitalization**          $    567     $    753        435       $    407       $    948    $  1,152   $    874     $    959
Annual Dividend                  $   2.40     $   1.64       1.92       $   1.68       $   2.16    $   1.39   $   2.24     $   2.40
Dividend Yield (12/15/95)            8.03%        7.01%     10.82%          8.14%          5.11%       6.43%      6.20%        6.64%
FFO 1995***                      $   2.65     $   1.78   $   2.25       $   1.83       $   3.15    $   1.44   $   2.67     $   2.80
FFO Yield (12/15/95)                 8.87%        7.61%     12.68%          8.87%          7.46%       6.66%      7.39%        7.75%
====================================================================================================================================
Source. Salmon Bothers and Realty Stock Review; Annual Reports

*    Numbers in thousands (000) includes retail properties only.

**   Numbers in millions.

***   Funds From Operations is defined as net income (loss) before depreciation, amortization, other non-cash items, extraordinary items, gains or losses on sales of assets and before minority interests in the Operating Partnership.
====================================================================================================================================

                                                 National Retail Market Overview
================================================================================

Outlook

      A review of various data sources reveals the intensity of the development community's efforts to serve a U.S. retail market that is still growing, shifting and evolving. It is estimated 25-30 power centers appear to be capable of opening annually, generating more than 12 million square feet of new space per year. That activity is fueled by the locational needs of key power center tenants, 27 of which indicated in recent year-end reports to shareholders an appetite for 900 new stores annually, an average of 30 new stores per firm.

      With a per capita GLA figure of 19 square feet, most analysts are in agreement that the country is already over-stored. As such, new centers will become feasible through the following demand generators:

      o The gradual obsolescence of some existing retail locations and retail facilities;

      o The evolution of the locational needs and format preferences of various anchor tenants; and

      o Rising retail sales generated by increasing population and household levels.

      By the year 2000, total retail sales are projected to rise from $2.237 trillion in 1994 to almost $2.9 trillion; shopping center-inclined sales are projected to rise by $361 billion, from $1.194 trillion in 1994 to nearly $1.6 trillion in the year 2000. Those increases reflect annual compound growth rates of 4.1 percent and 4.5 percent, respectively, for the six-year period.

      On balance, we conclude that the outlook for the retail industry is one of cautious optimism. Because of the importance of consumer spending to the economy, the retail industry is one of the most studied and analyzed segments of the economy. One obvious benefactor of the aggressive expansion and promotional pricing which has characterized the industry is the consumer. There will continue to be an increasing focus on choosing the right format and merchandising mix to differentiate the product from the competition and meet the needs of the consumer. Quite obviously, many of the nations' existing retail developments will find it difficult if not impossible to compete. Tantamount to the success of these older centers must be a proper merchandising or repositioning strategy that adequately considers the feasibility of the capital intensive needs of such an undertaking. Coincident with all of the change which will continue to influence the industry is a general softening of investor bullishness. This will lead to a realization that the collective interaction of the fundamentals of risk and reward now require higher capitalization rates and long term yield expectations in order to attract investment capital.

[MILLS LOGO]

                             THE MILLS CORPORATION
                            RENT ROLL - ALL CHARGES

                                EFFECTIVE 3/1/97

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43000B   SPIEGEL               60,115      60,115      Primary       7/30/92    7/29/2000
                                                       1st Option    7/30/2000  7/29/2006
                                                       2nd Option    7/30/2006  7/29/2012
                                                       ----------------------------------

           ANCHORS

-------------------------------------------------------------------------------------------
43000C   PHAR-MOR              75,592      75,592      Primary       5/24/89


           ANCHORS

-------------------------------------------------------------------------------------------
43000D   JC PENNEY            100,200     100,200      Primary       5/11/89    5/31/99
                                                       1st Option    6/1/99     5/31/2004
                                                       2nd Option    6/1/2004   5/31/2009
                                                       3rd Option    6/1/2009   5/31/2014
           ANCHORS                                     ----------------------------------

-------------------------------------------------------------------------------------------
43000E   BURLINGTON COAT      128,950     128,950      Primary      11/1/93     10/31/2003
         FACTORY                                       1st Option   11/1/2003   10/31/2008
                                                       2nd Option   11/1/2008   10/31/2013
                                                       3rd Option   11/1/2013   10/31/2016
                                                       4th Option   11/1/2018    9/30/2023
                                                       ----------------------------------






           ANCHORS

-------------------------------------------------------------------------------------------
43000F   MARSHALLS             70,701      70,701      Primary      11/16/90    1/31/2001
                                                       1st Option   2/1/2001    1/31/2006
                                                       2nd Option   2/1/2006    1/31/2011
                                                       3rd Option   2/1/2011    1/31/2016
                                                       ----------------------------------
           ANCHORS

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 MINIMUM RENT                                        BREAKPOINTS
                                                                                   L/Y                         ANN         PSF
SPACE    TENANT               TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43000B   SPIEGEL              P     10/1/92    26,300.31   315,603.72    5.25     M   Jan    P     7/30/92    20,000,000   332.70
                              P     7/30/94    30,057.50   360,690.00    6.00                P     7/30/92    35,000,000   582.22
                              P     7/30/96    32,562.29   390,747.48    6.50                1     7/30/2002  25,000,000   415.87
                              1     7/30/2002  35,319.48   435,833.76    7.25                1     7/30/2002  35,000,000   582.22
                              2     7/30/2007  40,076.67   480,920.04    7.00                ---------------------------------------
           ANCHORS            -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43000C   PHAR-MOR                                                                 N   Jan


           ANCHORS

------------------------------------------------------------------------------------------------------------------------------------
43000D   JC PENNEY                  1/1/92     41,456.25   497,475.00    4.96     A   Jun    P     6/1/89     27,500,000   274.45
                                    6/1/94     45,643.75   547,725.00    5.47                P     6/1/94     32,525,000   324.60
                                    6/1/99     49,831.25   597,975.00    5.97                1     6/1/99     37,550,000   374.75
                                    8/1/2004   54,018.75   848,225.00    6.47                2     6/1/2004   42,575,000   424.90
           ANCHORS                  5/1/2009   58,206.25   698,415.00    6.97                3     6/1/2009   47,600,000   475.05
                              ---------------------------------------- ------                ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43000E   BURLINGTON COAT            10/31/93   24,677.37   296,128.44    2.30     A   Jan    *     1/1/93      5,769,863    44.74
         FACTORY                    11/8/93    45,000.00   540,000.00    4.19                P     1/1/94     27,000,000   209.38
                              P     12/1/93    45,000.00   540,000.00    4.19                P     1/1/98     27,227,290   211.15
                              P     11/1/98    47,250.00   567,000.00    4.40                P     1/1/99     28,350,000   219.85
                              1     11/1/2003  49,500.00   594,000.00    4.61                P     1/1/2003   28,575,820   221.60
                              2     11/1/2006  51,750.00   621,000.00    4.82                *     1/1/2004   29,700,000   230.32
                              3     11/1/2013  54,000.00   648,000.00    5.03                *     1/1/2008   29,925,820   232.07
                              4     11/1/2016  56,250.00   675,000.00    5.23                *     1/1/2009   31,050,000   240.79
                              ---------------------------------------- ------                *     1/1/2013   31,275,620   242.54
                                                                                             *     1/1/2014   32,400,000   251.26
                                                                                             *     1/1/2018   32,625,620   253.01
                                                                                             *     1/1/2019   33,750,000   261.73
           ANCHORS                                                                           *     1/1/2023   25,243,150   195.70
                                                                                             ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43000F   MARSHALLS                  1/1/92     37,412.61   448,951.32    6.35     A   Jan    p     1/1/91     22,000,000   311.17
                                    12/1/95    40,358.46   464,301.86    6.85
                                    12/1/2000  43,304.36   519,652.32    7.35
                              1     12/1/2005  46,250.24   555,002.88    7.65
                              2     12/1/2010  49,196.11   590,353.32    8.35
           ANCHORS            ---------------------------------------- ------

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         CURRENT MO CHARGES RENT MEMO
                                                                                           ANN
SPACE    TENANT                %        C    F   T       STARTS       $/MO        $/YR     PSF
===============================================================================================================
43000B   SPIEGEL              1.50%    MIN   M   Step    7/30/96   35,582.29  390,747.48    6.50
                              1.00%    CAM   M   Step    7/30/95    5,260.06   63,120.72    1.05
                              1.50%    PRO   M   Step    10/1/92      500.96    6,011.52    0.10
                              1.00%    OCC   M   Step    1/1/97     7,213.80   86,565.60    1.44
                              -----                                ---------  ----------   -----
           ANCHORS                                       TOTAL     45,537.11  546,445.32    9.09
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43000C   PHAR-MOR                      CAM   M   Step    1/1/95     6,677.29   80,127.48    1.06
                                       PRO   M   Step    3/1/93       716.38    8,596.56    0.11
                                                                   ---------  ----------   -----
           ANCHORS                                       TOTAL      7,393.67   88,724.04    1.17
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43000D   JC PENNEY            1.00%    MIN   M   Step    6/1/94    45,643.75  547,725.00    5.47
                              1.00%    CAM   M   Step    1/1/92     6,262.50   75,150.00    0.75
                              1.00%    OCC   M   Step    1/1/97    12,024.00  144,288.00    1.44
                              1.00%                                ---------  ----------   -----
           ANCHORS            1.00%                      TOTAL     63,930.25  767,163.00    7.66
                              -----    ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43000E   BURLINGTON COAT      1.50%    MIN   M   Step    2/1/93    45,000.00  540,000.00    4.19
         FACTORY              1.50%    CAM   M   Cap     1/1/97     9,731.00  116,772.00    0.93
                              1.50%    PRO   M   Step    1/1/94       450.00    5,400.00    0.04
                              1.50%    OCC   M   Step    1/1/97    12,960.00  155,520.00    1.21
                              1.50%                                ---------  ----------   -----
                              1.50%                      TOTAL     88,141.00  617,892.00    6.37
                              1.50%    ---------------------------------------------------------
                              1.50%
                              1.50%
                              1.50%
                              1.50%
                              1.50%
           ANCHORS            1.50%
                              -----
---------------------------------------------------------------------------------------------------------------
43000F   MARSHALLS            2.00%    MIN   M   Step    12/1/95   40,358.49  484,301.88    6.85
                                       CAM   M   Step    1/1/97     6,480.93  777,771.16    1.10
                                       PRO   M   Step    1/1/92       589.18    7,070.16    0.10
                                       OCC   M   Step    1/1/97     8,484.12  101,809.44    1.44
                                                                   ---------  ----------   -----
           ANCHORS                                       TOTAL     55,912.72  670,952.64    9.49
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


Run Date 3/31/97 10:24:03 AM   Run By     barbie       Franklin Mills                                                         PAGE 1

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43000G   VACANT               101,805     101,805

           VACANT

-------------------------------------------------------------------------------------------
43000H   BOSCOV'S             152,370     152,370      Primary      5/8/89      1/31/2019
                                                       1st Option   2/1/2010    1/31/2020
                                                       2nd Option   2/1/2020    1/31/2030
                                                       3rd Option   2/1/2030    1/31/2040
                                                       ----------------------------------
           ANCHORS

-------------------------------------------------------------------------------------------
43000M   OFFICEMAX, INC.       30,237      30,237      Primary      5/1/92      4/30/2002
                                                       1st Option   5/1/2002    4/30/2007
                                                       2nd Option   5/1/2007    4/30/2012
                                                       ----------------------------------
           MAJORS

-------------------------------------------------------------------------------------------
43000M1  SAMS WHOLESALE CLUB  133,010     133,010      Primary      1/17/91

           NONREPORTING


-------------------------------------------------------------------------------------------
43001100 SYMS                  25,127      25,127      Primary      11/1/93     10/31/98
                                                       1st Option   11/1/98     10/31/2003
                                                       2nd Option   11/1/2003   10/31/2006
                                                       3rd Option   11/1/2006   10/31/2013
                                                       4th Option   11/1/2013   10/31/2013
                                                       ----------------------------------


           MAJORS

-------------------------------------------------------------------------------------------
43001123 NEIMAN MARCUS         34,918      34,918      Primary      4/1/93      3/31/2003
                                                       1st Option   4/1/2003    3/31/2006
                                                       2nd Option   4/1/2008    3/31/2013
                                                       3rd Option   4/1/2013    3/31/2018
                                                       ----------------------------------


           MAJORS

-------------------------------------------------------------------------------------------
43001125 VACANT                23,254      23,254

           VACANT
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                MINIMUM RENT                                        BREAKPOINTS
                                                                                  L/Y                         ANN         PSF
SPACE    TENANT              TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43000G   VACANT                                                                  M   Jan

           VACANT

-----------------------------------------------------------------------------------------------------------------------------------
43000H   BOSCOV'S                  1/1/92      5,208.33    62,499.96    0.41 *   A   Feb  *  1/1/89     18,424,660   120.97  0.25%
                                   1/1/2000    5,208.33    62,499.96    0.41 *            *  1/1/89     22,109,590   145.10  0.50%
                                   6/1/2009    5,208.33    62,499.96    0.41 *            P  2/1/90     25,000,000   164.07  0.25%
                                   6/1/2019    5,208.33    62,499.96    0.41 *            P  2/1/90     30,000,000   196.89  0.50%
                                   6/1/2029    5,208.33    62,499.96    0.41 *            -----------------------------------------
           ANCHORS           ---------------------------------------- ------

-----------------------------------------------------------------------------------------------------------------------------------
43000M   OFFICEMAX, INC.     P     5/1/92     20,158.00   241,896.00    8.00     N   Jun
                             P     4/30/97    21,417.86   257,014.56    8.50
                             P     4/30/2002  22,677.75   272,133.00    9.00
                             1     4/30/2007  23,937.63   287,251.58    9.50
           MAJORS            2     4/30/2012  25,197.50   302,370.00   10.00
                             ---------------------------------------- ------
-----------------------------------------------------------------------------------------------------------------------------------
43000M1  SAMS WHOLESALE CLUB                                                     N   Jan

           NONREPORTING


-----------------------------------------------------------------------------------------------------------------------------------
43001100 SYMS                      12/1/93    13,505.76   182,069.12    8.45     A   Jan  *  10/1/93     1,753,900    69.80   2.00%
                                   10/14/98   14,888.81   178,401.72    7.10              P  1/1/94      8,103,456   322.50   2.00%
                                   10/14/2003 16,332.55   195,990.80    7.80              P  1/1/98      8,239,935   327.93   2.00%
                                   10/14/2008 18,007.68   216,092.18    8.60              1  1/1/99      8,920,085   355.00   2.00%
                             ---------------------------------------- ------              1  1/1/2003    9,007,081   360.85   2.00%
                                                                                          2  1/1/2004    9,799,530   390.00   2.00%
                                                                                          2  1/1/2008    9,967,043   396.67   2.00%
                                                                                          3  1/1/2009   10,804,810   430.00   2.00%
           MAJORS                                                                         3  1/1/2013    8,998,908   358.14   2.00%
                                                                                          -----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
43001123 NEIMAN MARCUS             5/1/93     35,000.00   420,000.00   12.03     A   Jan  P  4/1/93     21,000,000   601.41   2.00%
                             p     5/1/98     27,704.75   332,457.00    9.52              P  4/1/96     21,875,000   626.47   2.00%
                             p     11/1/98    24,980.30   299,763.60    8.58              1  4/1/2003   23,187,500   664.08   2.00%
                                   4/1/98     36,458.33   437,499.98   12.53              2  4/1/2006   24,062,500   689.11   2.00%
                                   4/1/2003   38,645.83   463,749.96   13.28              3  4/1/2013   24,937,500   714.17   2.00%
                                   4/1/2008   40,104.17   481,250.04   13.78              3  4/1/2017   23,661,460   677.63   2.00%
                                   4/1/2013   41,562.50   496,750.00   14.28              -----------------------------------------
           MAJORS            3     4/1/2017   43,020.83   516,249.96   14.78
                             ---------------------------------------- ------
-------------------------------------------------------------------------------------------------------------------------------
43001125 VACANT                                                                  M   Jan

           VACANT
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                           ANN
SPACE    TENANT                %        C    F   T       STARTS       $/MO        $/YR     PSF
===============================================================================================================
43000G   VACANT

           VACANT

---------------------------------------------------------------------------------------------------------------
43000H   BOSCOV'S                      MIN   M   Step     1/1/92    5,208.33   62,499.96    0.41
                                       CAM   M   Step     8/1/94    4,583.33   54,999.96    0.36
                                       PRO   M   Step     1/1/92    1,037.50   12,450.00    0.08
                                       OCC   M   Step     1/1/97   18,284.40  219,412.80    1.44
                                                                   ---------  ----------   -----
           ANCHORS                                        TOTAL    27,113.56  349,362.72    2.29
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43000M   OFFICEMAX, INC.               MIN   M   Step     5/1/92   20,158.00  241,896.00    8.00
                                       CAM   M   Cap      1/1/97    2,566.00   30,792.00    1.02
                                       OCC   M   Step     1/1/97    3,628.44   43,541.28    1.44
                                                                   ---------  ----------   -----
           MAJORS                                         TOTAL    26,352.44  318,229.28   10.46
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43000M1  SAMS WHOLESALE CLUB           CAM   M   Cap      1/1/97    6,350.00   76,200.00    0.57
                                       PRO   M   Step     1/1/93      331.25    3,975.00    0.03
           NONREPORTING                                            ---------  ----------   -----
                                                          TOTAL     6,681.25   80,175.00    0.60
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43001100 SYMS                          MIN   M   Step     12/1/93  13,505.76  162,089.12    8.45
                                       CAM   M   Cap      1/1/97    4,198.00   50,376.00    2.00
                                       PRO   M   Step     12/1/93     104.70    1,256.40    0.05
                                       OCC   M   Step     7/1/93    3,015.24   36,152.88    1.44
                                                                   ---------  ----------   -----
                                                          TOTAL    20,823.70  249,884.40    9.94
                                       ---------------------------------------------------------

           MAJORS

---------------------------------------------------------------------------------------------------------------
43001123 NEIMAN MARCUS                 MIN   M   Step     11/1/96  24,980.30  299,763.60    8.58
                                       CAM   M   Step     11/1/96   4,153.00   49,836.00    1.43
                                       PRO   M   Step     11/1/96     103.82    1,245.84    0.04
                                       OCC   M   Step     1/1/97    2,990.18   35,881.92    1.03
                                                                   ---------  ----------   -----
                                                          TOTAL    32,227.28  386,727.36   11.08
                                       ---------------------------------------------------------
           MAJORS

---------------------------------------------------------------------------------------------------------------
43001125 VACANT

           VACANT
---------------------------------------------------------------------------------------------------------------


Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                         PAGE 2

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43001319 FILENES BASEMENT     32,637      32,637       Primary      8/10/89     1/29/2000
                                                       1st Option   1/30/2000   1/29/2005
                                                       2nd Option   1/30/2005   1/29/2010
                                                       ----------------------------------

           MAJORS

-------------------------------------------------------------------------------------------
43001341 BED, BATH & BEYOND   40,232      40,232       Primary      5/11/89     5/10/99
                                                       1st Option   5/11/99     5/10/2004
                                                       2nd Option   5/11/2004   5/10/2009
                                                       ----------------------------------


           MAJORS

-------------------------------------------------------------------------------------------
43001620 NORDSTROM            42,241      42,241       Primary      8/5/93      1/31/2004
                                                       1st Option   2/1/2004    1/31/2009
                                                       2nd Option   2/1/2009    1/31/2014
                                                       3rd Option   2/1/2014    1/31/2019
                                                       4th Option   2/1/2019    12/31/2023
           MAJORS                                      ----------------------------------

-------------------------------------------------------------------------------------------
43001624 SAKS                 46,406      46,406       Primary      2/9/90      11/7/95
                                                       Primary      11/8/95     11/30/2006
                                                       1st Option   12/1/2006   11/30/2011
                                                       2nd Option   12/1/2011   11/30/2016
                                                       3rd Option   12/1/2016   11/30/2021
                                                       ----------------------------------










           MAJORS

-------------------------------------------------------------------------------------------
43001629 VACANT               26,900      26,900

           VACANT
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43001319 FILENES BASEMENT           1/1/92     22,064.47   264,773.64    8.11     A   Feb    P      2/1/92    10,590,950   324.51
                                    2/1/95     24,771.34   297,256.08    9.11                P      2/1/95    11,890,240   364.32
                                    2/1/2000   27,478.59   329,743.08   10.10                1      2/1/2000  13,189,720   404.13
                                    2/1/2005   30,185.84   362,230.08   11.10                2      2/1/2005  14,489,200   443.95
                                                                                             ---------------------------------------
           MAJORS

------------------------------------------------------------------------------------------------------------------------------------
43001341 BED, BATH & BEYOND         1/1/92     26,821.33   321,855.96    8.00     A   Jan    *      1/1/89    10,000,000   248.56
                                    5/1/94     29,546.72   354,560.64    8.81                P      7/1/89    10,000,000   248.56
                                    6/1/94     30,844.53   370,134.36    9.20                1      1/1/2000  10,000,000   248.56
                                    5/11/99    35,471.21   425,654.52   10.58                2      1/1/2009  10,000,000   248.56
                                    5/11/2004  40,791.90   489,502.80   12.17                ---------------------------------------
                              ---------------------------------------- ------
           MAJORS

------------------------------------------------------------------------------------------------------------------------------------
43001620 NORDSTROM            P     10/1/93    21,120.50   253,446.00    6.00     M   Jan    *      2/1/93    16,471,230   389.93
                              P     2/1/99     22,880.54   274,566.48    6.50                *      2/1/93    19,216,440   454.92
                                    2/1/2004   24,640.58   295,686.95    7.00                P      8/5/93     8,876,712   210.14
                                    2/1/2009   25,520.60   306,247.20    7.25                P      8/5/93    10,256,160   242.80
                                    2/1/2014   26,400.63   316,807.56    7.50                P      2/1/94    18,000,000   426.13
           MAJORS                   2/1/2019   27,280.65   327,367.80    7.75                P      2/1/94    21,000,000   497.15
                              ---------------------------------------- ------                ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43001624 SAKS                       4/1/93     14,314.17   171,770.04    6.10     A   Feb    P      2/1/93     7,834,840   305.00
                                    11/8/96    40,257.21   483,086.52   10.41                P      2/1/93    10,834,840   421.79
                              P     12/1/2000  42,306.80   507,681.60   10.94                P      2/1/94     8,588,495   334.34
                                    12/1/2005  44,549.76   534,597.12   11.52                P      2/1/94    11,877,070   462.36
                                    12/1/2006  44,549.76   534,597.12   11.52                P      3/1/97    15,500,000   550.45
                                    12/1/2011  45,361.86   544,342.32   11.73                1      2/1/2000   9,334,709   363.39
                                    12/1/2015  48,068.88   576,826.56   12.43                1      2/1/2000  12,623,290   491.41
                              ---------------------------------------- ------                1      2/1/2005  10,151,320   395.18
                                                                                             1      2/1/2005  13,439,900   523.20
                                                                                             2      2/1/2010  10,019,480   390.05
                                                                                             3      2/1/2010  11,052,410   430.26
                                                                                             2      2/1/2010  13,019,480   506.83
                                                                                             3      2/1/2010  14,340,990   558.29
                                                                                             3      2/1/2011  10,082,540   392.50
                                                                                             3      2/1/2011  13,082,540   509.28
                                                                                             3      2/1/2015     773,455    30.11
           MAJORS                                                                            3      2/1/2015   1,003,592    39.07
                                                                                             ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43001629 VACANT                                                                   M   Jan

           VACANT
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                           ANN
SPACE    TENANT                %        C    F   T       STARTS       $/MO        $/YR     PSF
===============================================================================================================
43001319 FILENES BASEMENT     2.50%    MIN   M   Step     2/1/95   24,771.34  297,256.08    9.11
                              2.50%    CAM   M   Cap      1/1/97    4,611.00   55,332.00    1.70
                              2.50%    PRO   M   Step     1/1/92      135.99    1,631.88    0.05
                              2.50%    OCC   M   Step     1/1/97    3,916.44   46,997.28    1.44
                              -----                                ---------  ----------   -----
           MAJORS                                          TOTAL   33,434.77  401,217.24   12.30
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43001341 BED, BATH & BEYOND   3.00%    MIN   M   Step     6/1/94   30,844.53  370,134.36    9.20
                              3.00%    CAM   M   Step     1/1/97   10,058.00  120,696.00    3.00
                              3.00%    TAX   M   Est      1/1/97   11,701.00  140,412.00    3.49
                              3.00%    PRO   M   Step     1/1/92    1,676.33   20,115.96    0.50
                              -----    OCC   M   Step     1/1/97    4,827.84   57,934.08    1.44
                                                                   ---------  ----------   -----
           MAJORS                                          TOTAL   59,107.70  709,292.40   17.63
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43001620 NORDSTROM            0.75%    MIN   M   Step    10/1/93   21,120.50  253,446.00    6.00
                              0.50%    CAM   M   Step    10/1/93    2,604.86   31,258.32    0.74
                              0.75%    PRO   M   Step    10/1/93       35.20      422.40    0.01
                              0.50%    OCC   M   Step     1/1/97    5,068.92   60,827.04    1.44
                              0.75%                                ---------  ----------   -----
           MAJORS             0.50%                        TOTAL   28,829.48  345,953.76    8.19
                              -----    ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43001624 SAKS                 2.00%    MIN   M   Step    11/8/96   40,257.21  483,086.52   10.41
                              1.00%    CAM   M   Step    11/8/96    2,900.38   34,804.50    0.75
                              2.00%    PRO   M   Step    11/8/96      270.70    3,248.42    0.07
                              1.00%    OCC   M   Step    11/8/96    5,568.72   66,824.64    1.44
                              2.00%                                ---------  ----------   -----
                              2.00%                        TOTAL   48,997.01  587,964.06   12.67
                              1.00%    ---------------------------------------------------------
                              2.00%
                              1.00%
                              2.00%
                              2.00%
                              1.00%
                              1.00%
                              2.00%
                              1.00%
                              2.00%
           MAJORS             1.00%
                              -----
---------------------------------------------------------------------------------------------------------------
43001629 VACANT

           VACANT
---------------------------------------------------------------------------------------------------------------


Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                         PAGE 3

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43001627 MODELLS SPORTING GOO    30,608   30,608       Primary      5/11/89     5/10/2007
                                                       1st Option   5/11/2007   5/10/2013
                                                       2nd Option   5/11/2013   5/10/2018
                                                       ----------------------------------




           MAJORS

-------------------------------------------------------------------------------------------
43112    VACANT                   2,717    2,717

           VACANT

-------------------------------------------------------------------------------------------
43113    VACANT                   3,727    3,727

           VACANT

-------------------------------------------------------------------------------------------
43115    BOMBAY COMPANY           3,600    3,600       Primary      2/24/92     12/31/2001
                                                       ----------------------------------




           ART & HOME
           FURNISHINGS
-------------------------------------------------------------------------------------------
43117    ELECTRONICS BOUTIQUE     1,000    1,000       Primary      8/1/97      8/16/2001
                                                       ----------------------------------




           TOY & HOBBY

-------------------------------------------------------------------------------------------
43119    CLASS PERFUME            1,437    1,437       Primary      10/14/91    10/13/2001
                                                       ----------------------------------




           HEALTH & BEAUTY AIDS

-------------------------------------------------------------------------------------------
43121    PEEPERS OPTICAL            954      954       Primary      8/15/96     2/15/97
                                                       ----------------------------------
Holdover   TEMPORARY

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43001627 MODELLS SPORTING GOO        1/1/92   23,250.00   279,000.00    9.12     Q   Jan    *     4/1/1989    5,270,000   172.18
                                     5/1/95   24,562.50   294,750.00    9.63                P     7/1/1997    9,300,000   303.84
                                     6/1/95   25,187.50   302,250.00    9.67                P     4/1/1995    9,707,671   317.18
                                   5/1/2001   26,471.77   317,661.24   10.38                P     7/1/1995   10,075,000   329.16
                                   6/1/2001   27,083.33   324,999.96   10.62                P     4/1/2001   10,471,230   342.11
                                   5/1/2007   28,395.83   340,749.96   11.13                P     7/1/2001   10,833,330   353.94
                                   6/1/2007   29,020.83   345,749.95   11.38                P     4/1/2007   11,236,600   367.12
                                   5/1/2013   32,365.59   388,387.08   12.69                1     7/1/2007   11,608,330   379.26
           MAJORS                  6/1/2013   33,958.33   407,499.90   13.31                1     4/1/2013   12,009,680   392.37
                              --------------------------------------- ------                ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
43112    VACANT                                                                  M   Jan

           VACANT

-----------------------------------------------------------------------------------------------------------------------------------
43113    VACANT                                                                  M   Jan

           VACANT

-----------------------------------------------------------------------------------------------------------------------------------
43115    BOMBAY COMPANY            11/1/92     6,600.00    79,200.00   22.00     M   Jan    P     2/24/92     1,320,000   366.67
                              --------------------------------------- ------                P     2/24/97     1,440,000   400.00
                                                                                            ---------------------------------------



           ART & HOME
           FURNISHINGS
-----------------------------------------------------------------------------------------------------------------------------------
43117    ELECTRONICS BOUTIQUE       8/1/92     2,500.00    30,000.00   30.00     M   Jan    P     1/1/93        500,000   500.00
                                   8/17/96     2,915.67    35,000.04   35.00                P     6/7/96        583,330   583.33
                              --------------------------------------- ------                ---------------------------------------



           TOY & HOBBY

-----------------------------------------------------------------------------------------------------------------------------------
43119    CLASS PERFUME               1/1/92    5,625.00    67,500.00   46.97     M   Jan    P     10/14/91    1,125,000   782.88
                                    10/1/94    5,755.64    69,067.68   48.06                P     10/14/94    1,170,000   814.20
                                    11/1/94    5,850.00    70,200.00   48.85                P     10/14/97    1,216,800   846.76
                                   10/14/97    6,084.00    73,008.00   50.81                ---------------------------------------
                              --------------------------------------- ------

           HEALTH & BEAUTY AIDS

-----------------------------------------------------------------------------------------------------------------------------------
43121    PEEPERS OPTICAL                                                         Z   Jan    P      8/15/96      240,000   251.57
                                                                                            P      11/1/96      360,000   377.36
Holdover   TEMPORARY                                                                        P       1/1/97      240,000   251.57
                                                                                            ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                            ANN
SPACE    TENANT                 %        C    F   T       STARTS       $/MO        $/YR     PSF
================================================================================================================
43001627 MODELLS SPORTING GOO  3.00%    MIN   M   Step     6/1/95   25,187.50  302,250.00    9.67
                               3.00%    CAM   M   Cap      1/1/97    3,509.00   42,108.00    1.38
                               3.00%    TAX   M   Est      1/1/97    8,902.00  106,824.00    3.49
                               3.00%    PRO   M   Step     1/1/92    1,033.33   12,399.96    0.41
                               3.00%    OCC   M   Step     1/1/97    3,672.96   44,075.52    1.44
                               3.00%                                ---------  ----------   -----
                               3.00%                       TOTAL    42,304.79  507,857.48   16.59
                               3.00%    ---------------------------------------------------------
           MAJORS              3.00%
                              ------
----------------------------------------------------------------------------------------------------------------
43112    VACANT

           VACANT

----------------------------------------------------------------------------------------------------------------
43113    VACANT

           VACANT

----------------------------------------------------------------------------------------------------------------
43115    BOMBAY COMPANY        6.00%    MIN   M   Step     11/1/92   6,600.00   78,200.00   22.00
                               6.00%    CAM   M   Step      2/1/97   3,021.00   36,252.00   10.07
                              ------    TAX   M   Est       1/1/97   1,242.00   14,904.00    4.14
                                        PRO   M   CStep     1/1/97     527.00    6,329.66    1.78
                                        OCC   M   Step      1/1/97     432.00    5,184.00    1.44
                                                                    ---------  ----------   -----
           ART & HOME                                      TOTAL    11,822.49  141,869.86   39.41
           FURNISHINGS                  ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
43117    ELECTRONICS BOUTIQUE  6.00%    MIN   M   Step     8/17/96   2,916.67   35,000.04   35.00
                               6.00%    CAM   M   Est       1/1/97     912.00   10,944.00   10.95
                              ------    TAX   M   Est       1/1/97     345.00    4,140.00    4.14
                                        PRO   M   CStep     1/1/97     431.46    5,177.49    5.18
                                        OCC   M   Step      1/1/97     120.00    1,440.00    1.44
                                                                    ---------  ----------   -----
           TOY & HOBBY                                     TOTAL     4,725.13   56,701.53   56.71
                                        ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
43119    CLASS PERFUME         6.00%    MIN   M   Step     11/1/94   5,850.00   70,200.00   48.85
                               6.00%    CAM   M   Est       1/1/97   1,311.00   15,732.00   10.95
                               6.00%    TAX   M   Est       1/1/97     496.00    5,952.00    4.14
                              ------    PRO   M   CStep     1/1/97     619.99    7,439.83    5.18
                                        OCC   M   Step      1/1/97     172.44    2,069.28    1.44
                                                                    ---------  ----------   -----
           HEALTH & BEAUTY AIDS                            TOTAL     8,449.43  101,393.11   70.58
                                        ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
43121    PEEPERS OPTICAL      10.00%    TLA   M   Step      1/1/97   2,000.00   24,000.00   25.16
                              10.00%                                ---------  ----------   -----
Holdover   TEMPORARY          10.00%                       TOTAL     2,000.00   24,000.00   25.16
                              ------    ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                         PAGE 4

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43124    CONFECTION CONNECTION   1,220    1,220        Primary      8/24/95     8/31/96
                                                       Primary      9/1/96      2/28/97
                                                       ----------------------------------



Holdover   TEMPORARY

-------------------------------------------------------------------------------------------
43138    LET'S TALK CELLULAR &     915      915        Primary      10/25/96    10/24/2001
                                                       1st Option   10/25/2000  10/24/2006
                                                       -----------------------------------


           SPECIALTY

-------------------------------------------------------------------------------------------
43139    SUNGLASS HUT              546      546        Primary      7/1/92      6/30/97
                                                       1st Option   7/1/97      6/30/99
                                                       ----------------------------------



           SERVICES

-------------------------------------------------------------------------------------------
43140    VACANT                  1,468    1,468

           VACANT

-------------------------------------------------------------------------------------------
43141    CLAIRES                   932      932        Primary      10/1/92     9/30/2002
                                                       -----------------------------------




           SPECIALTY

-------------------------------------------------------------------------------------------
43143    NATURE FOOD CENTERS     1,851    1,851        Primary      6/12/92     12/31/2002
                                                       -----------------------------------




           HEALTH & BEAUTY AIDS

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43124   CONFECTION CONNECTION P     8/24/95    1,821.58    21,858.96    14.78 *   Z   Jan    P   8/24/94       15,000   10.09 10.00%
                              P     1/1/98       821.56     9,858.72     6.63 *              P   9/24/95      240,000  161.40 10.00%
                              P     4/1/96     1,821.56    21,858.72    14.70 *                  1/1/96       120,000   80.70 10.00%
                              ---------------------------------------- ------                P   3/1/96       180,000  121.05 10.00%
                                                                                             P   4/1/96       240,000  161.40 10.00%
                                                                                             *   9/1/96             0    0.00 10.00%
Holdover   TEMPORARY                                                                         P   10/1/96      197,040  161.51 10.00%
                                                                                             ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43138    LET'S TALK CELLULAR &      10/25/99   3,050.00    36,600.00    40.00     Z   Jan    P   10/25/96           0    0.00  5.00%
                                    10/25/2001 3,202.50    38,430.00    42.00                P   10/25/99     732,000  800.00  5.00%
                                    10/25/2003 3,355.00    40,260.00    44.00                1   10/25/2001   768,800  840.00  5.00%
                              ---------------------------------------- ------                1   10/25/2003   805,200  880.00  5.00%
                                                                                             ---------------------------------------
           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43139    SUNGLASS HUT               12/1/92    2,916.67    35,000.04    64.10     M   Jan    P   7/1/92       350,000  641.03 10.00%
                                    7/1/97     2,957.50    35,490.00    65.00                P   7/1/95       380,000  395.97 10.00%
                              ---------------------------------------- ------                    7/1/97       354,900  650.00 10.00%
                                                                                             ---------------------------------------


           SERVICES

------------------------------------------------------------------------------------------------------------------------------------
43140    VACANT                                                                   M   Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------
43141    CLAIRES                    12/1/92    2,640.67    31,688.04    34.00     M   Jan    P   10/1/92      452,686  485.71  7.00%
                              P     10/1/95    2,796.00    33,552.00    36.00                P   10/1/95      479,314  514.29  7.00%
                                    10/1/99    2,951.33    35,415.96    38.00                P   10/1/99      505,943  542.86  7.00%
                              ---------------------------------------- ------                ---------------------------------------


           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43143    NATURE FOOD CENTERS  P     6/12/92    4,166.67    50,000.04    27.01     A   Jan    P   6/12/92    1,000,000  540.25  5.00%
                              P     1/1/96     4,583.33    54,999.96    29.71                P   6/12/96    1,100,000  594.27  5.00%
                              P     1/1/2001   5,000.00    60,000.00    32.41                P   6/12/2000  1,200,000  648.30  5.00%
                              ---------------------------------------- ------


           HEALTH & BEAUTY AID

------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                     ANN
SPACE    TENANT                   C    F   T       STARTS       $/MO        $/YR     PSF
=========================================================================================================
43124   CONFECTION CONNECTION    TLA   M   Step     10/1/96 H 1,642.00  19,704.00    16.15   % RENT ONLY
                                                              --------  ----------   -----   AS OF 9/1/96
                                                    TOTAL     1,642.00  19,704.00    16.15
                                 ---------------------------------------------------------


Holdover   TEMPORARY

---------------------------------------------------------------------------------------------------------
43138    LET'S TALK CELLULAR &   CAM   M   Cap      1/1/97      835.00  10,020.00    10.95
                                 TAX   M   Est      1/1/97      316.00   3,792.00     4.14
                                 PRO   M   CStep    1/1/97      429.14   5,149.68     5.63
                                 OCC   M   Step     1/1/97      109.80   1,317.60     1.44
                                                              --------  ----------   -----
           SPECIALTY                                  TOTAL     1,689.94  20,279.28    22.16
                                 ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------
43139    SUNGLASS HUT            MIN   M   Step    12/1/92    2,916.67  35,000.04    64.10
                                 CAM   M   Est      1/1/97      498.00   5,976.00    10.95
                                 TAX   M   Est      1/1/97      188.00   2,256.00     4.14
                                 PRO   M   CStep    1/1/97      427.17   5,126.06     9.39
                                 OCC   M   Step     1/1/97       65.52     786.24     1.44
                                                              --------  ----------   -----
           SERVICES                                 TOTAL     4,095.36  46,144.36    90.02
                                 ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------
43140    VACANT

           VACANT

---------------------------------------------------------------------------------------------------------
43141    CLAIRES                 MIN   M   Step    10/1/95    2,796.00  33,552.00    38.00
                                 CAM   M   Est      1/1/97      850.00  10,200.00    10.95
                                 TAX   M   Est      1/1/97      322.00   3,864.00     4.14
                                 PRO   M   CStep    1/1/97      397.25   4,767.04     5.11
                                 OCC   M   Step     1/1/97      111.84   1,342.08     1.44
                                                              --------  ----------   -----
           SPECIALTY                                TOTAL     4,477.09  53,725.12    57.64
                                 ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------
43143    NATURE FOOD CENTERS     MIN   M   Step     1/1/96    4,583.33  54,999.96    29.71
                                 CAM   M   Est      1/1/97    1,689.00  20,268.00    10.95
                                 TAX   M   Est      1/1/97      639.00   7,668.00     4.14
                                 PRO   M   CStep    1/1/97      394.47   4,733.67     2.56
                                 OCC   M   Step     1/1/97      222.12   2,665.44     1.44
                                                              --------  ----------   -----
           HEALTH & BEAUTY AID                      TOTAL     7,527.92  90,335.07    48.80
                                 ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                         PAGE 5

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43145    AEROSOLES              2,011      2,011       Primary      9/1/96      8/31/2006
                                                       -----------------------------------




           SHOES

-------------------------------------------------------------------------------------------
43147    KASPER                 2,522      2,522       Primary      11/15/95    11/14/96
                                                       -----------------------------------
Holdover WOMENS READY TO WEAR

-------------------------------------------------------------------------------------------
43149    VACANT                 2,404      2,404

           VACANT
-------------------------------------------------------------------------------------------
43150    ZALES JEWELERS         2,218      2,218       Primary      10/15/93    10/14/98
                                                       1st Option   10/15/98    10/14/2003
                                                       2nd Option   10/15/2008  10/14/2008
                                                       -----------------------------------


           JEWELRY

-------------------------------------------------------------------------------------------
43153    SMALLS FORMALWEAR        817        817       Primary        3/7/97    6/30/2002
                                                       1st Option     7/1/2002  6/30/2007
                                                       -----------------------------------



           SPECIALTY

-------------------------------------------------------------------------------------------
43155    VACANT                 2,129      2,129

           VACANT
-------------------------------------------------------------------------------------------
43159    EQUIFAX QUICK          2,370      2,370       Primary      1/1/91      12/31/2000
         TEST OPI                                      1st Option   1/1/2001    12/31/2010
                                                       -----------------------------------



           NONREPORTING

-------------------------------------------------------------------------------------------
43160    U.S. POSTAL SERVICE    1,690      1,690       Primary      12/1/90     11/30/95
                                                       1st Option   12/1/95     11/30/2000
                                                       -----------------------------------
           NONREPORTING

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43145    AEROSOLES            P    9/1/96     3,016.50    36,198.00    18.00     M   Jan    P     9/1/96      723,960     360.00
                                   9/1/2000   3,184.00    38,208.00    19.00                P     9/1/2000    764,180     380.00
                                   9/1/2003       0.00         0.00     0.00                P     9/1/2003    804,400     400.00
                              --------------------------------------- ------                ----------------------------------------


           SHOES

------------------------------------------------------------------------------------------------------------------------------------
43147    KASPER                                                                  Z   Jan    P     11/15/95          0       0.00
                                                                                            ----------------------------------------
Holdover WOMENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 M   Jan

------------------------------------------------------------------------------------------------------------------------------------
43150    ZALES JEWELERS            11/12/93   7,393.33    88,719.96    40.00     M   Jan    P     10/15/93  1,478,667     666.67
                                   12/1/93    7,393.33    88,719.96    40.00                P     10/15/98  1,663,500     750.00
                                   10/15/96   8,317.50    99,810.00    45.00                ----------------------------------------
                              --------------------------------------- ------


           JEWELRY

------------------------------------------------------------------------------------------------------------------------------------
43153    SMALLS FORMALWEAR    P    3/7/97     2,382.92    76,595.04    35.00     M   Jan    P     3/7/97      408,500     500.00
                                   7/1/2000   2,519.08    30,228.96    37.00                P     7/1/2000    431,843     528.57
                                   7/1/2002   2,655.25    31,863.00    39.00                1     7/1/2002    455,186     557.14
                                   7/1/2004   2,723.33    32,679.96    40.00                1     7/1/2004    466,857     571.43
                              --------------------------------------- ------                ----------------------------------------

           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43155    VACANT                                                                  M   Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------
43159    EQUIFAX QUICK             1/1/93     5,430.55    65,166.60    27.50     N   Jan
         TEST OPI                  1/1/94     5,593.47    67,121.64    28.32
                              P    1/1/95     5,761.27    69,135.24    29.17
                              P    1/1/96     5,934.11    71,209.32    30.05
                              P    1/1/97     6,112.13    73,345.60    30.95
                              P    1/1/98     5,934.11    71,209.32    30.05
           NONREPORTING       ---------------------------------------- ------

------------------------------------------------------------------------------------------------------------------------------------
43160    U.S. POSTAL SERVICE       1/1/92     1,762.59    21,151.08    12.52     N   Jan
                                   12/1/95    2,042.59    24,511.08    14.50
                              --------------------------------------- ------
           NONREPORTING

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                           ANN
SPACE    TENANT                %        C    F   T       STARTS       $/MO        $/YR     PSF
===============================================================================================================
43145    AEROSOLES            5.00%    MIN   M   Step     9/1/96    3,016.50    36,198.00  18.00
                              5.00%    CAM   M   Cap      1/1/97    1,821.00    21,852.00  10.87
                              5.00%    TAX   M   Est      1/1/97      694.00     8,328.00   4.14
                              -----    PRO   M   CStep    1/1/97      345.20     4,142.41   7.06
                                       OCC   M   Step     1/1/97      241.32     2,895.84   1.44
                                                                    --------  ----------   -----
           SHOES                                          TOTAL     6,118.02    73,416.25  36.51
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43147    KASPER               8.00%
                              -----
Holdover WOMENS READY TO WEAR

---------------------------------------------------------------------------------------------------------------
43150    VACANT

           VACANT
---------------------------------------------------------------------------------------------------------------
43150    ZALES JEWELERS       4.00%    MIN   M   Step     12/1/93   7,393.33    88,719.96  40.00
                              4.00%    CAM   M   EST      1/1/97    2,024.00    24,288.00  10.95
                              -----    TAX   M   Est      1/1/97      765.00     9,180.00   4.14
                                       PRO   M   CStep    1/1/97      843.44    10,121.27   4.56
                                       OCC   M   Step     1/1/97      266.16     3,193.92   1.44
                                                                   ---------  ----------   -----
           JEWELRY                                        TOTAL    11,291.93   135,503.15  61.09
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43153    SMALLS FORMALWEAR    7.00%    MIN   M   Step     3/7/97    2,382.92    28,595.04  35.00
                              7.00%    CAM   M   Est      3/7/97      745.51     8,946.15  10.95
                              7.00%    TAX   M   Step     3/7/97      281.87     3,382.38   4.14
                              7.00%    PRO   M   Step     3/7/97      208.33     2,500.00   3.06
                              -----    OCC   M   Step     3/7/97       98.04     1,176.48   1.44
                                                                    --------  ----------   -----
           SPECIALTY                                      TOTAL     3,716.67    44,600.05  54.59
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43155    VACANT

           VACANT

---------------------------------------------------------------------------------------------------------------
43159    EQUIFAX QUICK                 MIN   M C Step     1/1/97    6,112.13    73,345.60  30.95
         TEST OPI                      CAM   M   Est      1/1/97    2,163.00    25,956.00  10.95
                                       TAX   M   Est      1/1/97      818.00     9,816.00   4.14
                                       PRO   M   CStep    1/1/97    1,134.92    13,619.03   5.75
                                       OCC   M   Step     1/1/97      284.40     3,412.80   1.44
                                                                   ---------  ----------   -----
           NONREPORTING                                   TOTAL    10,512.45   126,149.43  53.22
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
43160    U.S. POSTAL SERVICE           MIN   M   Step     12/1/95   2,042.59    24,511.08  14.50
                                       PRO   M   CStep    1/1/97      667.99     8,015.89   4.74
                                                                    --------  ----------   -----
           NONREPORTING                                   TOTAL     2,710.58    32,526.97  19.24
                                       ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                         PAGE 6

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43161    FOOTQUARTERS          6,354       6,354       Primary       5/11/89    5/10/94
                                                       1st Option    5/11/94    5/10/99
                                                       -----------------------------------



           ATHLETIC & SPORTING
           GOODS

-------------------------------------------------------------------------------------------
43162    COST CUTTERS          2,030       2,030       Primary       3/12/92    3/11/97
                                                       1st Option    3/12/97    3/11/2002
                                                       -----------------------------------




           SERVICES

-------------------------------------------------------------------------------------------
43202    BOSTON TRADERS        6,446       6,446       Primary       6/7/96     1/31/20
                                                       1st Option    2/1/2002   1/31/2007
                                                       -----------------------------------



           UNISEX

-------------------------------------------------------------------------------------------
43207    EDDIE BAUER           6,208       6,208       Primary      11/17/90    1/31/2001
                                                       1st Option   2/1/2001    1/31/2006
                                                       2nd Option   2/1/2006    1/31/2011
                                                       -----------------------------------


           UNISEX

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43161    FOOTQUARTERS                 1/1/92     6,830.42   81,965.04    12.00     M   Jan    P     5/11/89     2,049,125   322.49
                               1     5/11/94     7,881.25   94,575.00    14.88                1     5/11/94     2,364,375   372.11
                               ---------------------------------------- ------                --------------------------------------



           ATHLETIC & SPORTING
           GOODS

------------------------------------------------------------------------------------------------------------------------------------
43162    COST CUTTERS                   1/1/94   3,383.33   40,599.96    20.00     Q   Jan    P        1/1/94     676,668   333.33
                                       3/12/97   3,721.67   44,660.04    22.00                1       3/12/97     744,333   366.37
                                       3/12/98   4,060.00   48,720.00    24.00                1       3/12/98     812,000   400.00
                                       3/12/99   4,398.33   52,779.96    26.00                1       3/12/99     879,667   433.33
                                     3/12/2000   4,736.67   58,840.04    28.00                1     3/12/2000     947,333   466.67
                                     3/12/2001   5,075.00   60,900.00    30.00                1     3/12/2001   1,015,000   500.00
                               ---------------------------------------- ------                --------------------------------------
           SERVICES

------------------------------------------------------------------------------------------------------------------------------------
43202    BOSTON TRADERS        P       6/7/96   10,723.33  128,679.96    19.96     M   Jan    P       6/7/96    2,573,600   399.26
                                       6/7/96   11,795.67  141,548.04    21.96                P       6/7/99    2,830,960   439.18
                               1     2/1/2002   12,868.00  154,416.00    23.96                1     2/1/2002    3,088,320   479.11
                               1     2/1/2004   13,940.33  167,283.96    25.95                1     2/1/2004    3,345,680   519.03
                               ---------------------------------------- ------                --------------------------------------

           UNISEX

------------------------------------------------------------------------------------------------------------------------------------
43207    EDDIE BAUER                   1/1/92    4,653.75   55,845.00     9.00     M   Jan    P       1/1/92    1,396,125   224.89
                               P       5/1/96    8,012.50   96,150.00    15.49                P     11/18/95    1,396,125   224.89
                               ---------------------------------------- ------                P       1/1/96    2,403,750   387.20
                                                                                              --------------------------------------


           UNISEX

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
=================================================================================================================
43161    FOOTQUARTERS          4.00%     MIN   M   Step     5/11/94   7,881.25   94,575.00   14.88
                               4.00%     CAM   M   Est       1/1/97   5,798.00   69,578.00   10.95
                              -------    TAX   M   Est       1/1/97   2,192.00   26,304.00    4.14
                                         PRO   M   CStep     1/1/97   1,910.98   22,931.77    3.61
                                         OCC   M   Step      1/1/97     762.48    9,149.78    1.44
                                                                     ---------  ----------   -----
           ATHLETIC & SPORTING                              TOTAL    18,544.71  222,536.53   35.02
           GOODS                         ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
43162    COST CUTTERS          6.00%     MIN   M   Step      1/1/94   3,383.33   40,599.96   20.00
                               6.00%     MIN   M   Step     3/12/97   3,721.67   44,660.04   22.00
                               6.00%     CAM   M   Est       1/1/97   1,852.00   22,224.00   10.95
                               6.00%     TAX   M   Est       1/1/97     700.00    8,400.00    4.14
                               6.00%     PRO   M   CStep     1/1/97     703.02    8,436.23    4.16
                               6.00%     OCC   M   Step      1/1/97     243.60    2,923.20    1.44
                              -------                                ---------  ----------   -----
           SERVICES                                         TOTAL    10,603.62  127,243.43   62.69
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43202    BOSTON TRADERS        5.00%     MIN   M   Step      6/7/96  10,723.33  128,679.96   19.96
                               5.00%     CAM   M   Cap       1/1/97   5,629.00   67,548.00   10.48
                               5.00%     TAX   M   Est       1/1/97   2,224.00   26,688.00    4.14
                               5.00%     PRO   M   Step      6/7/96   1,611.50   19,338.00    3.00
                              -------    OCC   M   Step      1/1/97     773.52    9,282.24    1.44
                                                                     ---------  ----------   -----
           UNISEX                                           TOTAL    20,961.35  251,536.20   39.02
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43207    EDDIE BAUER           4.00%     MIN   M   Step      5/1/96   8,012.50   96,150.00   15.49
                               4.00%     CAM   M   Step      1/1/96   5,173.00   62,076.00   10.00
                               4.00%     TAX   M   Est       1/1/97   2,142.00   25,704.00    4.14
                              -------    PRO   M   Step      3/1/96     778.00    9,312.00    1.50
                                         OCC   M   Step      1/1/97     744.96    8,939.52    1.44
                                                                     ---------  ----------   -----
           UNISEX                                           TOTAL    16,848.46  202,181.52   32.57
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                         PAGE 7

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43208    NORDICTRACK          2,736       2,736        Primary      4/30/94     4/30/95
                                                       Primary       5/1/95     4/30/98
                                                       1st Option    5/1/98     4/30/2001
                                                       -----------------------------------


         ATHLETIC & SPORTING
         GOODS

-------------------------------------------------------------------------------------------
43209    MAIDENFORM           3,217       3,217        Primary       7/6/90     7/5/95
                                                       1st Option    7/5/95     7/5/2000
                                                       -----------------------------------



           SPECIALTY

-------------------------------------------------------------------------------------------
43211    TOMMY HILFIGER       4,357       4,357        Primary      4/11/96     4/10/2001
                                                       1st Option   4/11/2001   4/10/2006
                                                       -----------------------------------
           MENS READY TO WEAR

-------------------------------------------------------------------------------------------
43214    BENETTON OUTLET      2,899       2,899        Primary      5/9/92      5/8/96
                                                       1st Option   5/9/96      5/8/2003
                                                       -----------------------------------



           UNISEX

-------------------------------------------------------------------------------------------
43215    9 WEST & CO OUTLET   3,104       3,104        Primary      11/2/89     11/1/92
                                                       1st Option   11/2/92     11/1/99
                                                       -----------------------------------



           SHOES

-------------------------------------------------------------------------------------------
43217    VACANT               4,582       4,582

           VACANT

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43208    NORDICTRACK                 5/23/94     7,421.40    89,058.80   32.55     M   Jan    P     5/23/94    1,231,200    450.00
                                     5/1/95      4,104.00    49,248.00   18.00                P     5/1/95     1,231,200    450.00
                                     5/1/98      4,560.00    54,720.00   20.00                1     5/1/98     1,368,000    500.00
                               ---------------------------------------- ------                --------------------------------------


         ATHLETIC & SPORTING
         GOODS

------------------------------------------------------------------------------------------------------------------------------------
43209    MAIDENFORM                  1/1/92      3,333.33   399,999.96   12.43     Q   Jan    P     7/6/90       768,000    236.73
                                     7/6/95      4,021.25    48,255.00   15.00                1     7/6/95       921,600    288.48
                               ---------------------------------------- ------                --------------------------------------



           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43211    TOMMY HILFIGER        P     4/11/96     9,309.46    11,713.52   25.64     M   Jan    P     4/11/96    2,832,050    650.00
                                     4/11/99    10,005.82   120,427.44   27.64                P     4/11/99    2,940,975    675.00
                                     4/11/2001  10,761.79   129,141.48   29.64                1     4/11/2001  3,049,900    700.00
           MENS READY TO WEAR        4/11/2003  11,487.96   131,855.52   31.64                1     4/11/2003  3,158,825    725.00
                               ---------------------------------------- ------                --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43214    BENETTON OUTLET             1/1/93      4,831.07    57,986.04   20.00     M   Jan    P     5/9/92       844,000    291.13
                               P     7/1/94      5,225.45    62,705.40   21.63                P     1/1/93       877,760    302.78
                               P     5/9/95      5,435.83    65,226.56   22.50                P     1/1/94       912,870    314.89
                               P     5/9/96      5,435.83    65,226.56   22.50                P     1/1/95       949,385    327.49
                               1     5/9/99      5,653.05    67,836.60   23.40                P     1/1/96       987,360    340.59
                               ---------------------------------------- ------                1     5/9/96       988,295    340.91
           UNISEX                                                                             1     5/9/99     1,027,827    354.55
                                                                                              --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43215    9 WEST & CO OUTLET    P     11/2/89     5,407.50    64,890.00   20.91     Q   Jan    P     11/2/89    1,300,000    418.81
                               1     11/2/92     5,922.50    71,070.00   22.90                1     11/2/92    1,425,000    459.09
                               1     11/2/96     6,695.00    80,340.00   25.88                1     11/2/96    1,600,000    515.46
                               ---------------------------------------- ------                --------------------------------------


           SHOES

------------------------------------------------------------------------------------------------------------------------------------
43217    VACANT                                                                    M      Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
=================================================================================================================
43208    NORDICTRACK           4.00%     MIN   M   Step     5/1/95    4,104.00   49,248.00   18.00
                               4.00%     CAM   M   Cap      1/1/97    2,390.00   28,680.00   10.48
                               4.00%     TAX   M   Est      1/1/97      944.00   11,328.00    4.14
                              ------     PRO   M   CStep    1/1/97      482.84    5,794.09    2.12
                                         OCC   M   Step     1/1/97      328.32    3,939.84    1.44
                                                                     ---------  ----------   -----
         ATHLETIC & SPORTING                                TOTAL     8,249.16   96,989.93   36.16
         GOODS                           ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
43209    MAIDENFORM            3.00%     MIN   M   Step     7/6/95    4,021.25   48,255.00   15.00
                               3.00%     CAM   M   Cap      1/1/97    2,936.00   35,232.00   10.95
                              ------     TAX   M   Est      1/1/97    1,110.00   13,320.00    4.14
                                         PRO   M   CStep    1/1/97    1,056.30   12,675.66    3.94
                                         OCC   M   Step     1/1/97      386.04    4,632.48    1.44
                                                                     ---------  ----------   -----
           SPECIALTY                                        TOTAL     9,509.59  114,115.14   35.47
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43211    TOMMY HILFIGER        3.00%     MIN   M   Step     9/1/96    9,309.46  111,713.52   25.64
                               3.00%     OCC   M   Step     1/1/97      522.84    6,274.08    1.44
                               3.00%                                 ---------  ----------   -----
           MENS READY TO WEAR  3.00%                        TOTAL     9,832.30  117,987.60   27.08
                              ------     ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43214    BENETTON OUTLET       5.00%     MIN   M   Step     5/9/96    5,435.63   65,227.56   22.50
                               5.00%     CAM   M   Cap      1/1/97    2,645.00   31,740.00   10.95
                               5.00%     TAX   M   Est      1/1/97    1,000.00   12,000.00    4.14
                               5.00%     PRO   M   CStep    1/1/97      556.60    6,679.87    2.30
                               5.00%     OCC   M   Step     1/1/97      347.88    4,174.56    1.44
                               5.00%                                 ---------  ----------   -----
           UNISEX              5.00%                        TOTAL     9,985.17  119,821.99   41.33
                              ------     ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43215    S WEST & CO OUTLET    5.00%     MIN   M   Step     11/2/96   6,695.00   80,340.00   25.88
                               5.00%     CAM   M   Est      1/1/97    2,832.00   33,984.00   10.85
                               5.00%     TAX   M   Est      1/1/97    1,071.00   12,852.00    4.14
                              ------     PRO   M   CStep    1/1/97    1,059.53   12,714.34    4.10
                                         OCC   M   Step     1/1/97      372.48    4,469.76    1.44
                                                                     ---------  ----------   -----
           SHOES                                            TOTAL    12,030.01  144,360.10   46.51
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43217    VACANT

           VACANT

-----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:24:38 AM   Run By     barbie       Franklin Mills                                                         PAGE 8

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43219    BROOKS BROTHERS       4,856       4,856       Primary       6/19/96    3/31/2001
                                                       1st Option   4/1/2001    3/31/2006
                                                       2nd Option   4/1/2006    3/31/2011
                                                       -----------------------------------


           UNISEX

-------------------------------------------------------------------------------------------
43221    BANISTER SHOES        8,837       8,837       Primary      7/9/93      7/8/98
                                                       1st Option   7/9/98      7/8/2003
                                                       -----------------------------------



           SHOES

-------------------------------------------------------------------------------------------
43225    HE-RO                 4,514       4,514       Primary      5/4/92      5/3/97
                                                       1st Option   5/4/97      5/3/2002
                                                       -----------------------------------
           WOMENS READY TO WEAR

-------------------------------------------------------------------------------------------
43227    FIRST CHOICE          3,703       3,703       Primary      7/13/91     7/12/98
                                                       -----------------------------------


           WOMENS READY TO WEAR

-------------------------------------------------------------------------------------------
43231    NAUTICA               6,110       6,110       Primary      11/20/95    11/19/2013
                                                       -----------------------------------









           UNISEX

-------------------------------------------------------------------------------------------
43233    GROUP USA             5,003       5,003       Primary      8/30/95     12/31/2005
                                                       -----------------------------------
         WOMENS READY TO WEAR

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43219    BROOKS BROTHERS       P     6/19/96     4,796.00    57,552.00   11.85     M   Jan    P     6/19/96    2,751,733    566.67
                                     2/1/97      6,879.33    82,551.96   17.00                1    4/2/2001    3,075,467    633.33
                                     4/1/2001    7,688.67    92,264.04   19.00                2    4/1/2006    3,399,200    700.00
                                     4/1/2006    8,498.00   101,976.00   21.00                --------------------------------------
                               ---------------------------------------- ------

           UNISEX

------------------------------------------------------------------------------------------------------------------------------------
43221    BANISTER SHOES        P    7/9/93     11,230.35   134,764.20    15.25     A   Jan    P    7/9/93      4,492,143    508.33
                               P    7/9/94     12,334.98   148,019.76    16.75                P    7/9/94      4,933,992    558.33
                               P    7/9/97     13,623.71   163,484.52    18.50                P    7/9/97      5,449,484    616.67
                               *    7/9/2001   14,728.33   176,739.96    20.00                1    7/9/98      5,449,484    616.67
                               ---------------------------------------- ------                --------------------------------------

           SHOES

------------------------------------------------------------------------------------------------------------------------------------
43225    HE-RO                 P    8/1/96      4,514.00    54,168.00    12.00     M   Jan    *    1/1/92        677,100    150.00
                               ---------------------------------------- ------                *    1/1/92      1,052,100    233.07
                                                                                              --------------------------------------
           WOMENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------
43227    FIRST CHOICE                                                              M   Jan    P    7/31/91             0      0.00
                                                                                              P    7/13/91       454,000    122.60
                                                                                              P    7/13/91       600,000    162.03
                                                                                              P    7/13/91     1,000,000    270.05
           WOMENS READY TO WEAR                                                               --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43231    NAUTICA               *    11/20/95    4,166.67    50,000.04    9.46 *    M   Nov    P    11/20/95    1,111,111    210.16
                               P      3/1/96    4,166.67    50,000.04    9.46 *               P    11/20/95    3,000,000    567.43
                               ---------------------------------------- ------                P    11/20/95    3,500,000    862.00
                                                                                              P    11/20/95    4,000,000    756.57
                                                                                              P    11/20/2001  1,444,444    273.21
                                                                                              P    11/20/2001  3,000,000    567.43
                                                                                              P    11/20/2001  3,500,000    662.00
                                                                                              P    11/20/2001  4,000,000    756.57
                                                                                              P    11/20/2007  1,666,667    315.24
                                                                                              P    11/20/2007  3,000,000    567.43
                                                                                              P    11/20/2007  3,500,000    662.00
           UNISEX                                                                             P    11/20/2007  4,000,000    756.57
                                                                                              --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43233    GROUP USA                                                                 N   Jan

         WOMENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
==================================================================================================================================
43219    BROOKS BROTHERS        3.00%    MIN   M   Step     2/1/97   6,879.33    82,551.96   17.00
                                3.00%    CAM   M   Cap      1/1/97   4,241.00    50,892.00   10.48
                                3.00%    TAX   M   Cap      1/1/97   1,565.00    18,780.00    3.87
                              -------    PRO   M   CStep    1/1/97     416.00     5,001.37    1.03
                                         OCC   M   Step     1/1/97     582.72     6,992.64    1.44
                                                                    ----------  ----------   -----
           UNISEX                                           TOTAL   13,684.83   164,217.97   33.82
                                         ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43221    BANISTER SHOES         3.00%    MIN   M   Step     7/9/94  12,334.98   148,019.76   16.75
                                3.00%    CAM   M   CStep    1/1/97   4,800.67    57,607.32    6.52
                                3.00%    TAX   M   CStep    1/1/97   2,400.30    28,803.60    3.26
                                3.00%    PRO   M   CStep    1/1/97   1,200.16    14,401.86    1.63
                               ------    OCC   M   Step     1/1/97   1,060.44    12,725.26    1.44
                                                                    ----------  ----------   -----
           SHOES                                            TOTAL   21,796.48   251,557.81   29.60
                                         ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43225    HE-RO                  8.00%    NLI   M   Step     1/1/97   4,514.00    54,168.00   12.00
                               10.00%    OCC   M   Step     1/1/97     541.68     6,500.16    1.44
                               ------                               ----------  ----------   -----
         WOMENS READY TO WEAR                               TOTAL    5,055.68    60,666.16   13.44
                                         ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43227    FIRST CHOICE           7.00%    CAM   M   Cap      1/1/97   1,301.00    15,612.00    4.22
                                6.00%    TAX   M   Est      1/1/97     435.00     5,220.00    2.61    Tenant pays percent of rent
                                5.00%    OCC   M   Step     1/1/97     444.36     5,332.32    1.44    in lieu of min rent plus CAM
                                4.00%                               ----------  ----------   -----    & Tax, no % rent due
         WOMENS READY TO WEAR  ------                       TOTAL    2,180.36    26,164.32    8.27
                                         ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43231    NAUTICA                4.50%    NLI   M   Step     1/1/97   4,168.67    50,000.04    8.16
                                3.50%    OCC   M   Step     1/1/97     634.44     7,613.28    1.44
                                3.00%                               ----------  ----------   -----
                                2.00%                       TOTAL    4,801.11    57,613.32    9.62
                                4.50%    ---------------------------------------------------------
                                3.50%
                                3.00%
                                2.00%
                                4.50%
                                3.50%
                                3.00%
           UNISEX               2.00%
                              -------
----------------------------------------------------------------------------------------------------------------------------------
43233    GROUP USA                       NLI   M   Step     1/1/97   8,250.00    99,000.00   19.79
                                                                    ----------  ----------   -----
         WOMENS READY TO WEAR                               TOTAL    8,250.00    99,000.00   19.79
                                         ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:24:43 AM   Run By     barbie       Franklin Mills                                                         PAGE 9

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43235    BUGLE BOY OUTLET     8,971       8,971        Primary       5/11/89    5/31/2000
                                                       1st Option    6/1/2000   5/31/2005
                                                       -----------------------------------



           UNISEX

-------------------------------------------------------------------------------------------
43307    GUESS?               7,289       7,289        Primary       5/24/93    1/31/95
                                                       1st Option    2/1/95     1/31/2000
                                                       -----------------------------------



           UNISEX

-------------------------------------------------------------------------------------------
43309    BALLY OF SWITZERLAND 5,450       5,450        Primary       5/11/89    5/10/99
                                                       -----------------------------------




           SHOES

-------------------------------------------------------------------------------------------
43311    VAN HEUSEN           3,736       3,736        Primary       5/11/89    5/10/92
                                                       1st Option    5/11/92    5/10/95
                                                       2nd Option    5/11/95    5/10/99
                                                       3rd Option    5/11/99    5/10/2004
                                                       -----------------------------------

           MENS READY TO WEAR

-------------------------------------------------------------------------------------------
43313    LESLIES HANDBAGS     1,636       1,636        Primary       5/11/89    5/10/99
                                                       -----------------------------------





           HANDBAGS, LEATHER
           & LUGGAGE

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43235    BUGLE BOY OUTLET              1/1/92  20,048.63    240,583.56    26.82    Q   Jan    P      5/11/89   6,060,000    431.65
                                       6/1/94  23,059.06    276,708.72    30.84               P      5/11/89   6,395,778    455.57
                               P       6/9/95  14,734.87    176,818.44    19.71               P      5/11/94   6,969,950    496.47
                                       1/1/96  14,734.87    176,818.44    19.71               P      5/11/94   7,356,148    523.98
                                     6/1/2000  16,207.61    194,491.32    21.88               P       6/9/95   4,393,852    489.78
                               ---------------------------------------- ------                *     8/1/2000   4,833,014    538.74
           UNISEX                                                                             --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43307    GUESS?                1     2/1/95    10,238.65    122,863.92    16.86    M   Feb    P     10/1/93            0      0.00
                               ---------------------------------------- -------               P      2/1/94            0      0.00
                                                                                              1      2/4/95    3,071,000    421.32
                                                                                              --------------------------------------


           UNISEX

------------------------------------------------------------------------------------------------------------------------------------
43309    BALLY OF SWITZERLAND        6/1/92     5,037.12     60,445.44    11.09    Q   Jan    P     5/11/89    1,400,000    256.88
                                    5/11/98     5,450.00     65,400.00    12.00               P     5/11/92    1,525,000    279.82
                               ---------------------------------------- -------               P     5/11/96    1,650,000    302.75
                                                                                              --------------------------------------


           SHOES

------------------------------------------------------------------------------------------------------------------------------------
43311    VAN HEUSEN            P     5/11/89    5,806.37     69,676.44    18.65    M   Jan    P     5/11/89    1,143,900    306.18
                               1     5/11/92    5,806.37     69,576.44    18.65               P     5/11/94    1,286,888    344.46
                               1     5/11/94    6,538.00     78,456.00    21.00                     5/11/99    1,260,900    337.50
                               2     5/11/95    5,806.37     69,676.44    18.65               --------------------------------------
                                     5/11/99    8,530.00     78,458.00    21.00
                               ---------------------------------------- -------
           MENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------
43313    LESLIES HANDBAGS            1/1/93     3,732.76     44,793.12    27.38    Q   Jan    P     5/11/89      800,000    489.00
                                     1/1/94     3,758.43     45,101.16    27.57               --------------------------------------
                                     5/1/94     3,983.05     47,796.60    29.22
                                     6/1/94     4,090.00     49,080.00    30.00
                               P     1/1/95     4,116.67     49,400.04    30.20
                               P     1/1/96     4,145.58     49,746.96    30.41
                               P     1/1/97     4,176.60     50,119.17    30.64
           HANDBAGS, LEATHER   P     1/1/98     4,145.58     49,746.96    30.41
           & LUGGAGE           ---------------------------------------- -------

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                              ANN
SPACE    TENANT                   %        C    F   T       STARTS       $/MO        $/YR     PSF
==================================================================================================================================
43235    BUGLE BOY OUTLET       4.00%     MIN   M   Step     1/1/96   14,734.87  176,818.44   19.71
                                5.00%     CAM   M   Est      1/1/97    8,186.00   98,232.00   10.95
                                4.00%     TAX   M   Est      1/1/97    3,095.00   37,140.00    4.14
                                5.00%     PRO   M   CStep    1/1/97    1,746.54   20,958.54    2.34
                                4.00%     OCC   M   Step     1/1/97    1,076.52   12,918.24    1.44
                                4.00%                                 ---------  ----------   -----
           UNISEX             -------                        TOTAL    28,838.93  346,067.72   38.58
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43307    GUESS?                 0.00%     MIN   M   Step     2/1/95   10,238.66  122,863.92   16.86
                                0.00%     CAM   M   Est      1/1/97    6,651.00   79,812.00   10.95
                                4.00%     TAX   M   Est      1/1/97    2,515.00   30,180.00    4.14
                              -------     PRO   M   CStep    1/1/97    1,540.08   18,480.99    2.57
                                          OCC   M   Step     1/1/97      874.68   10,496.16    1.44
                                                                      ---------  ----------   -----
           UNISEX                                            TOTAL    21,819.42  261,833.07   35.98
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43309    BALLY OF SWITZERLAND   4.00%     MIN   M   Step     5/11/96   5,450.00   65,400.00   12.00
                                4.00%     CAM   M   CStep    1/1/97    4,307.16   51,685.93    9.48
                                4.00%     TAX   M   Est      1/1/97    1,880.00   22,560.00    4.14
                              -------     PRO   M   CStep    1/1/97    1,742.19   20,906.23    3.84
                                          OCC   M   Step     1/1/97      654.00    7,848.00    1.44
                                                                      ---------  ----------   -----
           SHOES                                             TOTAL    14,033.35  168,400.16   30.90
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43311    VAN HEUSEN             4.00%     MIN   M   Step     5/11/95   5,806.37   69,676.44   18.65
                                4.00%     CAM   M   Cap      1/1/97    2,532.00   30,384.00    8.13
                                4.00%     TAX   M   Est      1/1/97    1,108.00   13,296.00    3.56
                              -------     PRO   M   CStep    1/1/97    1,401.66   16,620.14    4.50
                                          OCC   M   Step     1/1/97      440.32    5,370.04    1.44
                                                                      ---------  ----------   -----
           MENS READY TO WEAR                                TOTAL    11,296.37  135,558.42   36.28
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43313    LESLIES HANDBAGS       3.00%     MIN   M   CStep    1/1/97    4,176.60   50,119.17   30.64
                              -------     CAM   M   Est      1/1/97    1,493.00   17,916.00   10.95
                                          TAX   M   Est      1/1/97      564.00    6,768.00    4.14
                                          PRO   M   CStep    1/1/97      704.41    8,452.91    5.17
                                          OCC   M   Step     1/1/97      196.32    2,355.84    1.44
                                                                      ---------  ----------   -----
                                                             TOTAL     7,134.33   85,611.93   52.33
           HANDBAGS, LEATHER              ---------------------------------------------------------
           & LUGGAGE

----------------------------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:24:41 AM   Run By     barbie       Franklin Mills                                                        PAGE 10

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43316    EARRING WORLD        1,021       1,021        Primary      5/5/95      5/4/2000
                                                       -----------------------------------




           JEWELRY

-------------------------------------------------------------------------------------------
43317    ACCENT ON ANIMALS      881         881        Primary      5/11/89     4/30/96
                                                       Primary      5/1/96      12/31/97
                                                      -----------------------------------



           CARDS & GIFTS

-------------------------------------------------------------------------------------------
43321    ALDO FOR LESS        2,636       2,636        Primary      10/19/95    10/18/2000
                                                       1st Option   10/19/2000  10/18/2005
                                                       -----------------------------------



           SHOES

-------------------------------------------------------------------------------------------
43325    INJEANIUS            2,122       2,122        Primary      5/24/92     5/14/93
                                                       Primary      5/15/93     2/29/96
                                                       Primary      3/1/96      2/28/99
                                                       1st Option   3/1/99      2/28/2001
                                                       -----------------------------------

           UNISEX

-------------------------------------------------------------------------------------------
43327    CASUAL CORNER        4,559       4,559        Primary      3/25/94     2/28/95
                                                       1st Option   3/1/95      2/28/98
                                                       2nd Option   3/1/98      2/28/2001
                                                       3rd Option   3/1/2001    2/28/2004
                                                       -----------------------------------

         WOMENS READY TO WEAR

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43316    EARRING WORLD          P     5/5/95     4,838.68    58,064.16   56.87     M   Jan     P    5/5/95       725,803    710.88
                                ---------------------------------------- -----                 -------------------------------------




           JEWELRY

------------------------------------------------------------------------------------------------------------------------------------
43317    ACCENT ON ANIMALS           6/1/93     2,699.56     32,394.72   36.77     Q   Jan     P    5/11/97      600,000    681.04
                                    5/11/95     2,828.11     33,937.32   36.52                 P    5/11/93      830,000    715.10
                                P    5/1/96     2,643.00     31,716.00   36.00                 P    5/11/95      660,000    748.15
                                ---------------------------------------- -----                 P     5/1/96      528,600    600.00
                                                                                               -------------------------------------

           CARDS & GIFTS

------------------------------------------------------------------------------------------------------------------------------------
43321    ALDO FOR LESS          P  10/19/95     4,632.66     57,991.92   22.00     M   Jan     P   10/19/95    1,159,840    440.00
                                   10/19/98     5,272.00     63,264.00   24.00                       1/1/99    1,265,280    480.00
                                 10/19/2002     5,711.33     68,535.96   26.00                 1   1/1/2003    1,370,720    520.00
                                ---------------------------------------- -----                 -------------------------------------


           SHOES

------------------------------------------------------------------------------------------------------------------------------------
43325    INJEANIUS                   8/1/93     4,420.83     53,049.06   25.00     M   Jan     P    5/15/93      663,125    312.50
                                P    3/1/95     5,495.36     65,944.32   31.08                 P     3/1/95      588,643    277.40
                                     3/1/96     3,492.46     41,909.52   19.75                 P     3/1/96      838,190    395.00
                                     3/1/99     3,713.50     44,562.00   21.00                 1     3/1/99      891,240    420.00
                                ---------------------------------------- -----                 -------------------------------------

           UNISEX

------------------------------------------------------------------------------------------------------------------------------------
43327    CASUAL CORNER          P   3/25/94     8,655.00    103,860.00   22.78     M   Jan     P    3/25/94    1,367,750    300.01
                                1    3/1/95     4,559.00     54,708.00   12.00                 1     3/1/95    1,367,700    300.00
                                2    3/1/98     4,938.92     59,267.04   13.00                 2     3/1/98    1,481,675    325.00
                                3  3/1/2001     5,318.83     63,825.96   14.00                 1   3/1/2001    1,505,650    350.00
                                ---------------------------------------- -----                 -------------------------------------

         WOMENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                              ANN
SPACE    TENANT                   %        C    F   T       STARTS       $/MO        $/YR     PSF
==================================================================================================================================
43316    EARRING WORLD          8.00%     MIN   M   Step     5/5/95    4,838.68   58,064.16   56.87
                              -------     CAM   M   Est      1/1/97      932.00   11,164.00   10.95
                                          TAX   M   Est      1/1/97      352.00    4,224.00    4.14
                                          PRO   M   CStep    1/1/97      360.38    4,324.34    4.24
                                          OCC   M   Step     1/1/97      122.52    1,470.24    1.44
                                                                      ---------  ----------   -----
           JEWELRY                                           TOTAL     6,605.56   79,266.74   77.64
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43317    ACCENT ON ANIMALS      6.00%     MIN   M   Step     5/1/96    2,643.00   31,716.00   36.00
                                6.00%     CAM   M   Est      1/1/97      804.00    9,648.00   10.95
                                6.00%     TAX   M   Est      1/1/97      304.00    3,648.00    4.14
                                6.00%     PRO   M   Step     5/1/96      293.67    3,524.00    4.00
                              -------     OCC   M   Step     1/1/97      105.72    1,268.64    1.44
                                                                      ---------  ----------   -----
           CARDS & GIFTS                                     TOTAL     4,150.39   49,804.64   56.53
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43321    ALDO FOR LESS          5.00%     MIN   M   Step     10/19/95  4,832.66   57,991.92   22.00
                                5.00%     CAM   M   Est      1/1/97    2,405.00   28,860.00   10.95
                                5.00%     TAX   M   Est      1/1/97      909.00   10,908.00    4.14
                              -------     PRO   M   CStep    1/1/97      735.29    8,823.44    3.35
                                          OCC   M   Step     1/1/97      316.32    3,795.84    1.44
                                                                      ---------  ----------   -----
           SHOES                                             TOTAL     9,198.27  110,379.20   41.88
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43325    INJEANIUS              6.00%     MIN   M   Step     3/1/96    3,492.46   41,909.52   19.75
                                5.00%     CAM   M   Step     3/1/97    1,936.33   23,235.90   10.95
                                5.00%     TAX   M   Step     3/1/97      732.09    8,785.34    4.14
                                5.00%     PRO   M   CStep    3/1/97      429.82    5,157.84    2.43
                              -------     OCC   M   Step     3/1/96      254.64    3,055.58    1.44
                                                                      ---------  ----------   -----
           UNISEX                                            TOTAL     6,845.34   82,144.02   38.71
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
43327    CASUAL CORNER          4.00%     MIN   M   Step     3/1/95    4,559.00   54,708.00   12.00
                                4.00%     CAM   M   Est      1/1/97    4,160.00   49,920.00   10.95
                                4.00%     TAX   M   Est      1/1/97    1,573.00   18,878.00    4.14
                                4.00%     PRO   M   Step     3/1/95    1,100.75   13,677.00    3.00
                              -------     OCC   M   Step     1/1/97      547.08    6,564.96    1.44
                                                                      ---------  ----------   -----
         WOMENS READY TO WEAR                                TOTAL    11,978.83  143,745.96   31.53
                                          ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


Run Date 3/31/97 10:24:52 AM   Run By     barbie       Franklin Mills                                                        PAGE 11

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43329    CASUAL MALE BIG & TAL 4,011       4,011       Primary      6/28/90     6/27/2000
                                                       1st Option   6/29/2000   6/27/2005
                                                       -----------------------------------




           MENS READY-TO-WEAR

-------------------------------------------------------------------------------------------
43335    CARTERS CHILDRENSWE   4,812       4,812       Primary       11/19/95   11/30/2000
                                                       1st Option   12/1/2000   11/30/2005
                                                       -----------------------------------



       CHILDRENS READY-TO-WEAR

-------------------------------------------------------------------------------------------
43337    CLAIRES               1,455       1,455       Primary        10/28/96  10/27/2001
                                                       1st Option   10/28/2000  10/27/2006
                                                       -----------------------------------



           JEWELRY

-------------------------------------------------------------------------------------------
43345    J RIGGINGS            1,827      11,827       Primary         1/13/96    12/31/96
                                                       ------------------------------------

Holdover MENS READY-TO-WEAR

-------------------------------------------------------------------------------------------
43349    PAUL HARRIS           6,284       6,284       Primary        10/26/94     1/31/96
                                                       -----------------------------------
Holdover WOMENS READY-TO-WEAR

-------------------------------------------------------------------------------------------
43351    RACK ROOM             5,409       5,409       Primary         5/11/89    5/10/94
                                                       1st Option      5/11/94    5/10/99
                                                       ------------------------------------



           SHOES

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43329    CASUAL MALE BIG & TAL         1/1/92   5,849.38     70,192.56   17.50     M   Jan    P      6/28/90   1,500,000    373.97
                                     1/1/2000   5,849.38     70,192.56   17.50                --------------------------------------
                                    6/28/2010   7,353.50     88,242.00   22.00
                                ---------------------------------------- -----



           MENS READY-TO-WEAR

------------------------------------------------------------------------------------------------------------------------------------
43335    CARTERS CHILDRENSWE    P     11/19/95  6,817.00     81,804.00   17.00     M   Jan    P     11/19/95   1,636,060    340.00
                                       12/1/98  7,218.00     86,616.00   18.00                P      12/1/98   1,732,320    360.00
                                     12/1/2000  8,020.00     96,240.00   20.00                1    12/1/2000   1,924,800    400.00
                                ---------------------------------------- -----                --------------------------------------


       CHILDRENS READY-TO-WEAR

------------------------------------------------------------------------------------------------------------------------------------
43337    CLAIRES                P     10/28/96  3,273.75     39,285.00   27.00     M   Jan    P       10/28/96   561,214    385.71
                                      10/28/98  3,880.00     46,580.00   32.00                P       10/28/98   665,143    457.14
                                    10/28/2001  4,122.50     49,470.00   34.00                1     10/28/2001   706,714    485.71
                                ---------------------------------------- -----                --------------------------------------


           JEWELRY

------------------------------------------------------------------------------------------------------------------------------------
43345    J RIGGINGS             P    1/13/96    2,592.76     31,113.12    2.63     M   Jan    P     1/13/96    1,600,000    135.28
                                P     3/1/96    2,580.76     30,969.12    2.62                --------------------------------------
                                *     1/1/97    2,580.76     30,969.12    2.62
HOLDOVER MENS READY-TO-WEAR   ---------------------------------------- -------

------------------------------------------------------------------------------------------------------------------------------------
43349    PAUL HARRIS                                                               Z   Jan    P     10/26/94           0      0.00
                                                                                              *       2/1/96           0      0.00
HOLDOVER WOMENS READY-TO-WEAR                                                                 *       3/1/96           0      0.00
                                                                                              --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43351    RACK ROOM                    6/1/92    8,434.38    101,212.56   18.71     Q   Jan    P     5/12/92    1,686,675    311.86
                                     5/11/95    9,446.50    113,358.00   20.96                1     5/12/95    1,889,300    349.29
                                ---------------------------------------- -----                --------------------------------------



           SHOES

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
====================================================================================================================================
43329    CASUAL MALE BIG & TAL  4.00%    MIN   M   Step     1/1/92    5,849.38   70,192.58   17.50
                              -------    CAM   M   Est      1/1/97    3,660.00   43,920.00   10.95
                                         TAX   M   Est      1/1/97    1,324.00   15,888.00    3.96
                                         PRO   M   CStep    1/1/97      746.92    8,963.09    2.23
                                         BUS   M   Step     4/1/96       81.30      975.60    0.24
                                         OCC   M   Step     1/1/97      481.32    5,775.84    1.44
                                                                     ---------  ----------   -----
           MENS READY-TO-WEAR                               TOTAL    12,142.92  145,715.09   36.32
                                         ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43335    CARTERS CHILDRENSWE    5.00%    MIN   M   Step     11/19/95  6,817.00   81,804.00   17.00
                                5.00%    CAM   M   Cap        1/1/97  4,203.00   50,436.00   10.48
                                5.00%    TAX   M   Est        1/1/97  1,588.00   19,056.00    3.98
                              -------    PRO   M   CStep      1/1/97  1,273.82   15,285.79    3.18
                                         OCC   M   Step       1/1/97    577.44    6,929.28    1.44
                                                                     ---------  ----------   -----
       CHILDRENS READY-TO-WEAR                              TOTAL    14,459.26  173,511.07   36.06
                                         ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43337    CLAIRES                7.00%    MIN   M   Step     10/28/96  3,273.75   39,285.00   27.00
                                7.00%    CAM   M   Step       1/1/97  1,327.69   15,932.25   10.95
                                7.00%    TAX   M   Est        1/1/97    501.98    6,023.70    4.14
                              -------    PRO   M   Step     10/28/96    485.00    5,820.00    4.00
                                         OCC   M   Step       1/1/97    174.60    2,095.20    1.44
                                                                     ---------  ----------   -----
           JEWELRY                                          TOTAL     5,763.02   69,158.15   47.53
                                         ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43345    J RIGGINGS             3.00%    MIN   M   Step     3/1/96H   2,580.76   30,969.12    2.62
                              -------    OCC   M   Step     3/1/96H   1,419.24   17,030.88    1.44
                                                                     ---------  ----------   -----
HOLDOVER MENS READY TO WEAR                                 TOTAL     4,000.00   48,000.00    4.06
                                         ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43349    PAUL HARRIS           10.00%    OCC   M   Step     1/1/95 H    754.44    9,053.28    1.44
                               10.00%                                ---------  ----------   -----
HOLOVER  WOMENS READY TO WEAR  10.00%                       TOTAL       754.44    9,053.28    1.44
                              -------    ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43351    RACK ROOM              3.00%    MIN   M   Step     5/11/95   9,446.50  113,358.00   20.96
                                3.00%    CAM   M   CStep     1/1/97   2,690.05   32,280.59    5.97
                              -------    TAX   M   Est       1/1/97   1,785.00   21,420.00    3.96
                                         PRO   M   CStep     1/1/97   1,729.10   21,749.14    3.84
                                         OCC   M   Step      1/1/97     649.08    7,788.96    1.44
                                                                     ---------  ----------   -----
           SHOES                                            TOTAL    16,299.72  195,596.70   36.16
                                         ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:24:57 AM   Run By     barbie       Franklin Mills                                                        PAGE 12

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43429    DOLLAR MANIA            5,207     5,207        Primary     9/21/96     8/31/97
                                                        ----------------------------------
           SPECIALTY

-------------------------------------------------------------------------------------------
43431    FARAONE ORIENTAL RUG    2,837     2,837        Primary     7/21/96     12/31/96
                                                        ----------------------------------

Holdover   TEMPORARY

-------------------------------------------------------------------------------------------
43433    PHILLY LEATHER OUTLET   4,094     4,094       Primary      9/7/96      9/6/2001
                                                       1st Option   9/7/2001    9/6/2006
                                                       ----------------------------------

           HANDBAGS, LEATHER
           & LUGGAGE

-------------------------------------------------------------------------------------------
43435    QUAILS OUTLET           3,084     3,084       Primary      11/2/90     1/31/2001
                                                       ----------------------------------


           MENS READY TO WEAR

-------------------------------------------------------------------------------------------
43437    TOY WORKS              13,040    13,040       Primary      10/15/90    10/14/95
                                                       1st Option   10/15/95    10/14/2000
                                                       2nd Option   10/15/2000  10/14/2005
                                                       -----------------------------------
           TOY & HOBBY

-------------------------------------------------------------------------------------------
43441    WALL                    7,546     7,546       Primary      5/11/89     5/10/99
                                                       --------------------------------

           BOOKS, RECORDS
           & TAPES
-------------------------------------------------------------------------------------------
43443    MAGIC MOMENTS           1,294     1,294       Primary      10/1/96     1/1/97
                                                       --------------------------------
Holdover   TEMPORARY

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43429    DOLLAR MANIA          P     9/21/96    6,128.21    73,538.52    14.12     Z   Jan    P     9/21/96       0         0.00
                               ----------------------------------------- -----                --------------------------------------

           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43431    FARAONE ORIENTAL RUG                                                      Z   Jan    P     7/21/96      180,000     63.45
                                                                                              P     8/21/96      240,000     84.60
                                                                                              --------------------------------------

Holdover   TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------
43433    PHILLY LEATHER OUTLET P       9/7/96   5,458.67    65,504.04    16.00     M   Jan    P       9/7/96   1,091,733    266.67
                                       9/7/98   6,141.00    73,692.00    18.00                P       9/7/98   1,228,200    300.00
                                     9/7/2001   6,823.33    81,879.96    20.00                1     9/7/2001   1,364,667    333.33
                                     9/7/2003   7,505.67    90,068.04    22.00                1     9/7/2003   1,501,133    366.67
                               ----------------------------------------- -----                --------------------------------------

           HANDBAGS, LEATHER
           & LUGGAGE

------------------------------------------------------------------------------------------------------------------------------------
43435    QUAILS OUTLET                1/1/92    4,936.75    59,241.00    19.21     M   Jan    P     11/2/90      759,500    246.27
                                     11/1/93    5,487.39    65,848.68    21.35                --------------------------------------
                                      1/1/93    5,506.38    68,076.56    21.43
                                     11/2/97    6,139.29    73,671.48    23.89
                               ----------------------------------------- -----

           MENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------
43437    TOY WORKS                   11/1/92    14,191.83   170,301.96   13.06     M   Jan    P       10/15/90 5,559,387    426.33
                                    10/15/95    16,354.33   196,251.96   15.05                P       10/15/92 5,878,747    435.33
                                  10/15/2000    18,527.67   222,332.04   17.05                1       10/15/95 6,541,734    501.67
                               ----------------------------------------- -----                2     10/15/2000 7,411,067    568.33
                                                                                              --------------------------------------

           TOY & HOBBY

------------------------------------------------------------------------------------------------------------------------------------
43441    WALL                  P     5/11/89    15,720.83   188,649.96   25.00     Q   Jan    P     5/11/89    3,800,000    503.58
                               P     5/11/94    17,689.08   212,268.96   28.13                --------------------------------------
                               ----------------------------------------- -----

           BOOKS, RECORDS
           & TAPES
------------------------------------------------------------------------------------------------------------------------------------
43443    MAGIC MOMENTS                                                             N   Jan

Holdover   TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                              ANN
SPACE    TENANT                   %        C    F   T       STARTS       $/MO        $/YR     PSF
==================================================================================================================
43429    DOLLAR MANIA           4.00%     MIN   M   Step     9/21/96   6,128.21   73,538.52    14.12
                              -------     OCC   M   Step      1/1/97     629.88    7,558.56     1.45
                                                                      ---------  ----------  -------
           SPECIALTY                                         TOTAL     6,756.09   81,097.08    15.57
                                          ----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
43431    FARAONE ORIENTAL RUG  10.00%     TLA   M   Step     9/1/96 H  2,000.00   24,000.00     8.46
                               10.00%                                 ---------  ----------  -------
                              -------                        TOTAL     2,000.00   24,000.00     8.46
                                          ----------------------------------------------------------
Holdover   TEMPORARY

------------------------------------------------------------------------------------------------------------------
43433    PHILLY LEATHER OUTLET  6.00%     MIN   M   Step     9/7/96    5,458.67   65,504.04    16.00
                                6.00%     CAM   M   Est      1/1/97    3,736.00   44,832.00    10.95
                                6.00%     TAX   M   Est      1/1/97    1,412.00   16,944.00     4.14
                                6.00%     PRO   M   CStep    9/7/97    1,023.50   12,282.00     3.00
                              -------     OCC   M   Step     1/1/97      491.28    5,895.36     1.44
                                                                      ---------  ----------  -------
           HANDBAGS, LEATHER                                 TOTAL    12,121.45  145,457.40    35.53
           & LUGGAGE                      ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
43435    QUAILS OUTLET          6.00%     MIN   M   Step     12/1/93   5,506.38   66,076.56    21.43
                              -------     CAM   M   Est       1/1/97   2,814.00   33,768.00    10.95
                                          TAX   M   Est       1/1/97   1,064.00   12,768.00     4.14
                                          PRO   M   CStep     1/1/97     990.41   11,884.92     3.85
                                          OCC   M   Step      1/1/97     170.08    4,440.00     1.44
                                                                      ---------  ----------  -------
           MENS READY TO WEAR                                TOTAL    10,748.07  128,938.44    41.81
                                          ----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
43437    TOY WORKS              3.00%     MIN   M   Step     10/15/95 16,354.33  196,251.96    15.05
                                3.00%     CAM   M   CStep      1/1/97  7,145.13   85,741.61     8.58
                                3.00%     TAX   M   CStep      1/1/97    700.74    6,408.89     0.64
                                3.00%     PRO   M   CStep      1/1/97  1,749.99   20,999.91     1.61
                              -------     OCC   M   Step       1/1/97  1,564.80   18,777.60     1.44
                                                                      ---------  ----------  -------
           TOY & HOBBY                                       TOTAL    27,515.00  330,179.97    25.32
                                          ----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
43441    WALL                   5.00%     MIN   M   Step     5/11/94  17,689.08  212,268.96    28.13
                              -------     CAM   M   Est       1/1/97   6,886.00   82,632.00    10.95
                                          TAX   M   Est       1/1/97   2,603.00   31,236.00     4.14
                                          PRO   M   CStep     1/1/96   1,100.46   13,205.52     1.75
                                          OCC   M   Step      1/1/97     905.52   10,866.24     1.44
                                                                      ---------  ----------  -------
           BOOKS, RECORDS                                    TOTAL    29,184.06  350,208.72    46.41
           & TAPES                        ----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
43443    MAGIC MOMENTS                    TLA   M   Step     10/1/96 H 2,000.00   24,000.00    18.55
                                                                      ---------  ----------  -------
Holdover   TEMPORARY                                         TOTAL     2,000.00   24,000.00    18.55
                                          ----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                        PAGE 17

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43444    VACANT                4,356      4,356

           VACANT

-------------------------------------------------------------------------------------------
43445    VACANT                5,062      5,062

           VACANT

-------------------------------------------------------------------------------------------
43446    VACANT                8,039      8,039

           VACANT

-------------------------------------------------------------------------------------------
43448    AMERICAN EAGLE        2,094      2,094        Primary       3/7/97     4/6/97
                                                       ----------------------------------
           TEMPORARY

-------------------------------------------------------------------------------------------
43449    VACANT                1,988      1,988

           VACANT

-------------------------------------------------------------------------------------------
43451    WICKER DISCOUNT CENT  3,000      3,000        Primary      4/7/93      8/31/95
                                                       Primary      7/1/96      6/30/97
                                                       ----------------------------------
           TEMPORARY

-------------------------------------------------------------------------------------------
43453    GAMES N GADGETS       1,107      1,107        Primary      11/16/91    11/15/2001
                                                       -----------------------------------


           TOY & HOBBY

-------------------------------------------------------------------------------------------
43455    H & R BLOCK           1,281      1,281        Primary      10/14/96    4/30/98
                                                       1st Option   5/1/98      4/30/2000
                                                       ----------------------------------
           NONREPORTING

-------------------------------------------------------------------------------------------
43456    HAIRCUTTERY           1,056      1,056        Primary      5/11/89     5/10/99
                                                       ----------------------------------

           SERVICES

-------------------------------------------------------------------------------------------
43457    AFFORDABLE AIRBRUSHI  1,478      1,478        Primary      9/16/96     1/31/97
                                                       ----------------------------------
Holdover   TEMPORARY

-------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43444    VACANT                                                                    M   Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------
43445    VACANT                                                                    M   Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------
43446    VACANT                                                                    M   Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------
43448    AMERICAN EAGLE                                                            N   Jan

           TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------
43449    VACANT                                                                    M   Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------
43451    WICKER DISCOUNT CENT  P     1/1/95     2,043.00    24,516.00     8.17     Z   Jan          9/29/93      216,000    124.86
                               P     1/1/96     2,043.00    24,516.00     8.17                      9/1/94       216,000     72.00
                               ----------------------------------------- -----                      1/1/96       216,000     72.00
           TEMPORARY                                                                          --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43453    GAMES N GADGETS             1/1/92     1,845.00    22,140.00    20.00     M   Jan    P     11/16/91     369,000    333.33
                               ----------------------------------------- -----                P     11/16/94     461,250    416.67
                                                                                              P     11/16/98     553,500    500.00
                                                                                              --------------------------------------
           TOY & HOBBY

------------------------------------------------------------------------------------------------------------------------------------
43455    H & R BLOCK           P     10/14/96   2,028.25    24,339.00    19.00     N   Jan
                                       9/1/98   2,741.75    26,901.00    21.00
                               ----------------------------------------- -----

           NONREPORTING

------------------------------------------------------------------------------------------------------------------------------------
43456    HAIRCUTTERY           P     5/11/89    2,112.00    25,344.00    24.00     Z   Jan    P     5/11/89      570,000    539.77
                               P     5/11/91    2,200.00    26,400.00    25.00                --------------------------------------
                               P     5/11/93    2,288.00    27,456.00    26.00
                               P     5/11/95    2,376.00    28,512.00    27.00
                               P     5/11/97    2,464.00    29,568.00    28.00
                               ----------------------------------------- -----
           SERVICES

------------------------------------------------------------------------------------------------------------------------------------
43457    AFFORDABLE AIRBRUSHI                                                      Z   Jan    P     9/10/96      180,000    121.79
                                                                                              P     11/1/96      300,000    202.98
Holdover   TEMPORARY                                                                          P     1/1/97       180,000    121.79
                                                                                              --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
=================================================================================================================
43444    VACANT

           VACANT

-----------------------------------------------------------------------------------------------------------------
43445    VACANT

           VACANT

-----------------------------------------------------------------------------------------------------------------
43446    VACANT

           VACANT

-----------------------------------------------------------------------------------------------------------------
43448    AMERICAN EAGLE                  TLA   M   Step     3/7/97   4,000.00   48,000.00    22.92
                                                                    =========  ==========  =======
           TEMPORARY                                        TOTAL    4,000.00   48,000.00    22.92
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43449    VACANT

           VACANT

-----------------------------------------------------------------------------------------------------------------
43451    WICKER DISCOUNT CENT  10.00%    MIN   M   Step     7/1/96   2,043.00   24,516.00     8.17  Tenant's amount
                                5.00%    OCC   M   Step     1/1/97     360.00    4,320.00     1.44  for min rent
                                5.00%                               =========  ==========  =======  includes CAM,
           TEMPORARY          -------                       TOTAL    2,403.00   28,836.00     9.61  tax & promo
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43453    GAMES N GADGETS        6.00%    MIN   M   Step     1/1/92   1,845.00   22,140.00    20.00
                                6.00%    CAM   M   Est      1/1/97   1,010.00   12,120.00    10.95
                                6.00%    TAX   M   Est      1/1/97     382.00    4,584.00     4.14
                              -------    PRO   M   CStep    1/1/97     477.63    5,731.55     5.18
                                         OCC   M   Step     1/1/97     132.84    1,594.08     1.44
                                                                    =========  ==========  =======
           TOY & HOBBY                                      TOTAL    3,847.47   46,169.63    41.71
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43455    H & R BLOCK                     MIN   M   Step     10/14/96 2,028.25   24,339.00    19.00
                                         OCC   M   Step       1/1/97   153.72    1,844.64     1.44
                                                                    =========  ==========  =======
                                                            TOTAL    2,181.97   26,183.64    20.44
           NONREPORTING                  ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
43456    HAIRCUTTERY            6.00%    MIN   M   Step     5/11/95  2,378.00   28,512.00    27.00
                              -------    CAM   M   Est       1/1/97    984.00   11,568.00    10.95
                                         TAX   M   Est       1/1/97    364.00    4,368.00     4.14
                                         PRO   M   CStep     1/1/97    253.19    3,038.25     2.88
                                         OCC   M   Step      1/1/97    126.72    1,520.64     1.44
                                                                    =========  ==========  =======
           SERVICES                                         TOTAL    4,083.91   49,006.89    46.41
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43457    AFFORDABLE AIRBRUSHI  10.00%    TLA   M   Step     1/1/97 H 1,500.00   18,000.00    12.18
                               10.00%                               =========  ==========  =======
Holdover   TEMPORARY           10.00%                       TOTAL    1,500.00   18,000.00    12.18
                              -------    ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                        PAGE 18

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR       PSF
====================================================================================================================================
43458  MARTINOS ITALIAN EATE   2,982    2,982      Primary      8/5/98    8/4/98            10/1/93   2,982.00    35,784.00   12.00
                                                   1st Option   8/5/98    8/5/98
                                                                                       ---------------------------------------------




         RESTAURANT
------------------------------------------------------------------------------------------------------------------------------------
43501  CHINA BUDDHA INN     3,939       3,939      Primary      5/11/89  5/10/97             1/1/93   6,775.23   81,302,76   20.64
                                                   Primary      5/11/97  5/10/2002           1/1/94   6,961.58   83,538.96   21.21
                                                   1st Option   5/11/2002 5/102007           5/1/94   7,248.84   86,986.08   22.08
                                                                                             6/1/94   7/385.84   88,627.56   22.50
                                                                                       P     1/1/95   7,578.25   90,939.00   23.09
                                                                                       P     1/1/96   7,791.15   93,493.80   23.74
                                                                                       P     1/1/97   8,024.33   96,291.92   24.45
                                                                                       1  5/11/2002   7,221.50   86,658.00   22.00
         RESTAURANT
------------------------------------------------------------------------------------------------------------------------------------
43501A  ATM MACHINE           160          160
         NONREPORTING
-----------------------------------------------------------------------------------------------------------------------------------
43502   EPISODE              1,449       1,449     Primary    11/1/96   12/31/97       P     11/1/96   1,745.00  20,940.00    14.45
                                                   ---------------------------------- ---------------------------------------------
            TEMPORARY



------------------------------------------------------------------------------------------------------------------------------------
43503   P.S. PLUS SIZES      4,995       4,995     Primary      3/24/91   3/23/96             1/1/92  6,660.00    79,920.00   16.00
                                                   1st Option   3/24/96   3/23/2001           3/1/94  6,767.42    81,209.04   16.26
                                                   2nd Option   3/24/2001 3/23/2006           4/1/94  7,076.25    84,915.00   17.00
                                                   ----------------------------------        3/24/96  7,700.63    92,407.56   18.50
                                                                                             3/24/99  8,116.88    97,402.56   19.50
                                                                                           3/24/2001  8,116.88    97,402.56   19.50
                                                                                       ---------------------------------------------

        WOMENS READY TO WEAR
------------------------------------------------------------------------------------------------------------------------------------
43507   PAYLESS SHOESSOURCE   3,714       3,714    Primary       6/16/89   6/15/99            9/1/92  7,851.19    94,214.28    25.37
                                                   1st Option   10/30/97    10/29/2002 P     6/16/95  8,790.65   105,487.80    28.40
                                                   ---------------------------------- ---------------------------------------------

        SHOES


------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                              L/Y                         ANN         PSF
SPACE  TENANT               RPT  MO   TERM    START       BKPT        BKPT       %        C    F   T       STARTS       $/MO
================================================================================================================================
43458 MARTINOS ITALIAN EATE  M   Jan    .     1/1/93      243,462     81.64     6.00%    MIN   M   Step    10/1/93    2,982.00
                                        P     1/1/94      596,400    200.00     6.00%    CAM   M   Est      1/1/97    2,721.00
                                        P     1/1/96      791,941    265.57     6.00%    TAX   M   Est      1/1/97    1,029.00
                                        P     1/1/97      745,500    250.10     6.00%    PRO   M   CStep    1/1/97    1,032.69
                                        P     1/1/98      806,366    270.41     6.00%    OCC   M   Step     1/1/97      357.84
                                        .     1/1/99      894,600    300.00     6.00%                                 ---------
                                        .    1/1/2003     529,407    177.53     6.00%                        TOTAL     8,122.53
                                        ---------------------------------------------
                                                                                      ---------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43501 CHINA BUDDHA INN       Q   Jan    P     5/11/89       700,000   177.71   10.00%    MIN   M CStep     1/1/97     8,024.33
                                        P     5/11/92       800,000   203.10   10.00%    CAM   M  Est      1/1/97     3,594.00
                                        P     5/11/95       900,000   228.48   10.00%    TAX   M  Est      1/1/97     1,359.00
                                        P     5/11/97       748,410   190.00   10.00%    PRO   M  CStep    1/1/97     1,407.79
                                        1    5/11/2002      866,580   220.00   10.00%    OCC   M  Step     1/1/97       472.68
                                        ---------------------------------------------                                ---------
         RESTAURANT                                                                                         TOTAL    14,857.80
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43501A ATM MACHINE           N   Jan

            NONREPORTING                                                                ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43537  EPISODE               Z   Jan    P     11/1/96       349,000   240.86    6.00%    MIN   M  Step    11/1/96     1,745.00
                                        ---------------------------------------------    CAM   M  Est      1/1/97     1,322.21
            TEMPORARY                                                                    TAX   M  Est      1/1/97       499.91
                                                                                         PRO   M  CStep    1/1/97       241.50
                                                                                         OCC   M  Step     1/1/97       173.88
                                                                                                                     ---------
                                                                                                           TOTAL      3,982.50
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43503  P.S PLUS SIZES        Q   Jan    P     3/24/91     1,332,000   266.67    5.00%    MIN   M  Step    3/24/96     7,700.63
                                        P     3/24/93     1,415,250   283.33    5.00%    CAM   M  Est      1/1/97     4,558.00
                                        1     3/24/96     1,540,125   308.33    5.00%    TAX   M  Est      1/1/97     1,723.00
                                        1     3/24/99     1,623,375   325.00    5.00%    PRO   M  CStep    1/1/97       808.16
                                        ---------------------------------------------    OCC   M  Step     1/1/97       599.40
                                                                                                                     ---------
         WOMENS READY TO WEAR                                                                              TOTAL     15,389.19
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43507  PAYLESS SHOESOURCE    M   Jan    P     6/16/89     1,556,806   419.17    5.00%    MIN   M  Step    6/16/95     8,790.65
                                        ---------------------------------------------    CAM   M  Est      1/1/97     2,938.00
                                                                                         TAX   M  Est      1/1/97     1,111.00
                                                                                         PRO   M  CStep    1/1/97     1,049.13
                                                                                         OCC   M  Step     1/1/97       445.68
                                                                                                                     ---------
         SHOES                                                                                             TOTAL     14,334.46
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
*v = Sq Ft has been verified                        RENT MEMO
                                         ANN
SPACE  TENANT                   $/YR     PSF
=============================================================
43458 MARTINOS ITALIAN EATE  35,784.00   12.00
                             32,652.00   10.95
                             12,348.00    4.14
                             12,392.26    4.16
                              4,294.08    1.44
     RESTAURANT             ----------   -----
                             97,470.34   32.69
                            ------------------

-------------------------------------------------------------
43501  CHINA BUDDHA          96,291.92  24.45
                             43,128.00  10.95
                             16,308.00   4.14
                             16,893.46   4.29
                              5,672.16   1.44
                            ----------  -----
         SHOES              178,293.54  45.26
                            ------------------

-------------------------------------------------------------
43501A  ATM MACHINES

            NONREPORTING

-------------------------------------------------------------
43502  EPISODE               20,940.00  14.45
                             15,866.55  10.95
         TEMPORARY            5,998.86   4.14
                              2,898.00   2.00
                              2,086.56   1.44
                            ----------  -----
                             47,789.97  32.98
                            ------------------

-------------------------------------------------------------
43503  P.S PLUS SIZES        92,407.56  18.50
                             54,696.00  10.95
                             20,676.00   4.14
                              9,697.97   1.94
                              7,192.80   1.44
                            ----------  -----
       WOMENS READY TO WEAR  184,670.33  36.97
                            ------------------

-------------------------------------------------------------
43537 PAYLESS SHOESOURCE    105,487.80   28.40
                             35,258.00   10.95
         SHOES               13,332.00    4.14
                             12,589.52    3.39
                              5,348.18    1.44
                            ----------  -----
                             172,013.48  48.32
                            ------------------

Run Date 3/31/97 10:25:41 AM  Run By  barbie  Franklin Mills      PAGE 19

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR       PSF
====================================================================================================================================
43509  WALL                 5,684       5,684      Primary      8/17/90     8/16/2000         1/1/92 11,841.67   142,100.04    25.00
                                                   ----------------------------------        8/17/95 13,324.17   159,890.04    28.13
                                                                                           -----------------------------------------
         BOOKS, RECORDS & TAPES



------------------------------------------------------------------------------------------------------------------------------------
43511  A FORMAL CELEBRATION  4,091      4,091      Primary     12/1/92     8/27/96           1/1/93  3,490.00    41,880.00     20.00
                                                   Primary     8/28/96     8/27/2001  P      3/1/96  3,490.00    41,880.00      8.00
                                                   1st Option  8/28/2001   5/10/97    P     8/28/96  7,500.17    90,002.04    22.00
                                                   2nd Option   5/11/97    8/27/2006        8/28/99  8,182.00    98,184.00    24.00
                                                   ----------------------------------     8/28/2001  8,863.83   106,365.96    26.00
                                                                                          8/28/2003  9,545.67   114,548.04    28.00
                                                                                       ---------------------------------------------
        SPECIALTY


------------------------------------------------------------------------------------------------------------------------------------
43513  DRESS BARN            4,940      4,940      Primary      5/11/89      5/10/92       12/1/92    7,525.27    90,303.24    18.28
                                                   1st Option   5/11/92      5/10/99      1/1/2000    7,525.27    90,303.24    18.26
                                                   2nd Option   5/11/99      1/31/2005   5/11/2004    8,464.97   101,579.64    20.56
                                                   ----------------------------------  ---------------------------------------------


         WOMENS READY TO WEAR


------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               3,088      3,088

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               5,238      5,238

             VACANT

------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               4,970      4,970

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
3515   VACANT                3,399      3,399

            VACANT

------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               3,088      3,088

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               4,253      4,253

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
43527   RADIO SHACK          3,438      3,4381     Primary       5/4/90     5/3/2000         6/1/93   4,165.20    49,982.40    14.54
                                                   ---------------------------------         5/1/97   4,587.91    55,054.92    16.01
                                                                                             6/1/97   4,633.20    55,598.40    16.17
                                                                                             ---------------------------------------
             SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                            LEASABLE    L/Y                      ANN         PSF
SPACE  TENANT               SQ FT     RPT  MO   TERM    START    BKPT        BKPT      %        C    F   T       STARTS       $/MO
====================================================================================================================================
43509   WALLS               5,684      Q   Jan    P     8/17/90  2,803,500   493.23   5.00%    MIN   M   Step    8/17/95   13,324.17
                                                  P     8/17/95  3,154,480   554.98   5.00%    CAM   M   Est      1/1/97    5,187.00
                                                  -----------------------------------------    TAX   M   Est      1/1/97    1,961.00
                                                                                               PRO   M   Step     1/1/96    1,421.00
                                                                                               OCC   M   Step     1/1/97      682.08
         BOOKS, RECORDS & TAPES                                                                                            ---------
                                                                                                                  TOTAL    22,575.25
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43511  A FORMAL CELEBRATION  4,091     Q   Jan    P     12/1/92    598,300   285.72   6.00%    MIN   M  Step    8/28/96    7,500.17
                                                  P     8/28/96  1,800,040   440.00   5.00%    CAM   M  Est      1/1/97     3,733.00
                                                  P     5/28/99  1,963,680   480.00   5.00%    TAX   M  Est      1/1/97     1,411.00
                                                  1    8/28/2001 2,127,320   520.00   5.00%    PRO   M  CSTEP    1/1/97     1,053.36
                                                  1    8/28/2003 2,290,960   560.00   5.00%    OCC   M  Step     1/1/97       490.92
                                                  -----------------------------------------                                ---------
                                                                                                                 TOTAL     14,188.45
                                                                                               -------------------------------------
         SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43513   DRESS BARN           4,940     M   Jan    P    5/11/89   1,250,000   253.04   4.00%    MIN   M  Step    12/1/92     7,525.27
                                                  1   11/5/2000  1,406,250   284.67   4.00%    CAM   M  Cap      1/1/97     3,889.00
                                                  2  5/11/2000   1,582,030   320.25   4.00%    TAX   M  Cap      1/1/97     1,704.00
                                                  -----------------------------------------    PRO   M  CStep    1/1/97       782.73
                                                                                               OCC   M  Step     1/1/97       592.80
                                                                                                                           ---------
         WOMENS READY TO WEAR                                                                                    TOTAL     14,493.80
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               3,088     M    Jan

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               5,238     M    Jan

             VACANT

------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               4,970     M    Jan

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
3515   VACANT                3,399     M    Jan

            VACANT

------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               3,088     M    Jan

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
43515   VACANT               4,253     M    Jan

            VACANT
------------------------------------------------------------------------------------------------------------------------------------
43527  RADIO SHACK          3,438      M   Jan    P    5/4/90    1,497,600   435.60   3.00%    MIN   M  Step     6/1/93     4,165.20
                                                  P    5/4/93    1,666,080   484.61   3.00%    CAM   M  Est      1/1/97     2,563.00
                                                  P    5/4/97    1,853,280   539.06   3.00%    TAX   M  Est      1/1/97       969.00
                                                 -----------------------------------------     PRO   M  CStep    1/1/97       862.42
                                                                                               OCC   M  Step     1/1/97     4,950.72
                                                                                                                          ---------
        SPECIALTY                                                                                               TOTAL      8,972.18
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
*v = Sq Ft has been verified                                  RENT MEMO
                            LEASABLE               ANN
SPACE  TENANT               SQ FT         $/YR     PSF
=======================================================================
43509  WALL                 5,684     159,890.04   28.13
                                       62,244.00   10.95
                                       23,532.00    4.14
                                       17,052.25    3.00
                                        8,184.96    1.44
         BOOKS, RECORDS & TAPES       ----------   -----
                                      270,903.00   47.66
                                     -------------------

-----------------------------------------------------------------------
43511  A FORMAL CELEBRATION 4,091      90,002.04  22.00
                                       44,796.00  10.95
                                       16,932.00   4.14
                                       12,640.31   3.09
                                        5,891.04   1.44
                                      ----------  -----
            SPECIALTY                  170,261.39  41.62
                                     -------------------

-----------------------------------------------------------------------
43513  DRESS BARN           4,940      90,303.24  18.28
                                       46,668.00   9.45
                                       20,448.00   4.14
                                        9,392.70   1.90
                                        7,133.60   1.44
                                      ----------  -----
    WOMENS READY TO WEAR              173,925.54  35.21
                                     -------------------

--------------------------------------------------------------------------------
43515   VACANT               3,088

            VACANT
--------------------------------------------------------------------------------
43515   VACANT               5,238

             VACANT

--------------------------------------------------------------------------------
43515   VACANT              4,970

            VACANT
--------------------------------------------------------------------------------
3515   VACANT                3,399

            VACANT

--------------------------------------------------------------------------------
43515   VACANT               3,088

            VACANT
--------------------------------------------------------------------------------
43515   VACANT               4,253
            VACANT

-----------------------------------------------------------------------
43527  RADIO SHACK           3,438     49,982.40  14.54
                                       30,756.00  10.95
                                       11,628.00   4.14
                                       10,349.05   3.01
                                        4,950.72   1.44
                                      ----------  -----
         SPECIALTY                    107,666.17  34.08
                                     -------------------

-----------------------------------------------------------------------
43607  MARINA               3,533       4,828.32   1.44
                                      ----------  -----
                                        4,828.32   1.44
         TEMPORARY                   -------------------

-----------------------------------------------------------------------
43611  TROPIK SUN FRUIT & NUT 761      52,318.68  68.75
                                        8,328.00  10.95
                                        3,156.00   4.14
                                        5,294.41   6.96
                                        1,095.84   1.44
                                      ----------  -----
         FOOD SPECIALTY                70,192.93  92.24
                                     -------------------

-----------------------------------------------------------------------

Run Date 3/31/97 10:25:46 AM   Run By     barbie     Franklin Mills   PAGE 20

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR       PSF
====================================================================================================================================
43529  IZOD                 3,967       3,967      Primary      5/11/89     5/31/99           7/1/92  5,950.50    71,406.00    18.00
                                                   1st Option   6/1/99      5/31/2004        5/11/96  6,611.67    79,340.04    20.00
                                                   ----------------------------------  1      6/1/99  6,887.50    82,530.00    20.80
                                                                                       ---------------------------------------------

         UNISEX



------------------------------------------------------------------------------------------------------------------------------------
43531  VACANT
         VACANT             5,287       5,287

------------------------------------------------------------------------------------------------------------------------------------
43533  MARTYS WAREHOUSE OU  7,424       7,424      Primary      5/11/89     7/31/99           6/1/92  9,898.67   118,784.04    16.00
                                                   1st Option   8/1/99      7/31/2004        5/11/96 10,517.33   126,207.96    17.00
                                                   ----------------------------------         8/1/99 11,136.00   133,632.00    18.00
                                                                                            8/1/2002 11,754.67   141,056.04    19.00
                                                                                       ---------------------------------------------

         SHOES


------------------------------------------------------------------------------------------------------------------------------------
43537  AMERICAN OUTPOST     3,017       3,017      Primary      3/1/97      1/31/2000  P      3/1/97  5,279.75    63,357.00    21.00
                                                   1st Option   2/1/2000    7/31/2003         2/1/99  5,782.58    69,390.96    23.00
                                                   ----------------------------------       2/1/2000  6,285.42    75,425.04    25.00
                                                                                            2/1/2002  6,788.25    81,459.00    27.00
                                                                                       ---------------------------------------------

         UNISEX


------------------------------------------------------------------------------------------------------------------------------------
43539  JOCKEY               3,509       3,509      Primary      10/31/92    10/29/97         11/1/92  5,263.50    63,162.00    18.00
                                                   1st Option   10/30/97    10/29/2002 P    10/30/95  5,846.33    70,179.96    20.00
                                                   ----------------------------------       10/30/97  6,286.96    75,443.52    21.50
                                                                                          10/30/2000  6,275.58    80,706.96    23.00
                                                                                       ---------------------------------------------

         UNISEX


------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                              L/Y                         ANN         PSF
SPACE  TENANT               RPT  MO   TERM    START       BKPT        BKPT       %        C    F   T       STARTS       $/MO
================================================================================================================================
43529  IZOD                  M   Jan    P     5/11/89     1,572,000   396.27    4.00%    MIN   M   Step    5/11/96    6,611.67
                                        P     5/11/92     1,768,000   445.68    4.00%    CAM   M   Est      1/1/97    3,620.00
                                        P     5/11/96     1,965,000   495.34    4.00%    TAX   M   Est      1/1/97    1,369.00
                                        1      6/1/99     2,063,250   520.10    4.00%    PRO   M   CStep    1/1/97    1,268.13
                                        ---------------------------------------------    OCC   M   Step     1/1/97      476.04
         UNISEX                                                                                                      ---------
                                                                                                            TOTAL    13,344.84
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43531  VACANT
         VACANT              M   Jan

--------------------------------------------------------------------------------------------------------------------------------
43533  MARTYS WAREHOUSE OU   M   Jan    P     5/11/89     2,812,500   378.84    4.00%    MIN   M  Step    5/11/96    10,517.33
                                        P     5/11/92     3,000,000   404.09    4.00%    CAM   M  Est      1/1/97     6,774.00
                                        P     5/11/96     3,187,500   429.35    4.00%    TAX   M  Est      1/1/97     2,561.00
                                        1      8/1/99     3,375,000   454.61    4.00%    PRO   M  CStep    1/1/97     1,779.91
                                        1    8/1/2002     3,562,500   479.86    4.00%    OCC   M  Step     1/1/97       890.88
                                        ---------------------------------------------                                ---------
         SHOES                                                                                             TOTAL     22,523.12
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43537  AMERICAN OUTPOST      M   Jan    P      3/1/97     1,267,140   420.00    5.00%    MIN   M  Step     3/1/97     5,279.75
                                        P      1/1/99     1,387,820   460.00    5.00%    CAM   M  Est      3/1/97     2,753.01
                                        P    2/1/2000     1,508,500   500.00    5.00%    TAX   M  Est      3/1/97     1,040.87
                                        1    2/1/2002     1,629,180   540.00    5.00%    PRO   M  CStep    3/1/97       817.10
                                        ---------------------------------------------    OCC   M  Step     3/1/97       362.04
                                                                                                                     ---------
         UNISEX                                                                                            TOTAL     10,252.77
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
43537  JOCKEY                M   Jan    1    10/30/90     1,345,117   383.33    4.00%    MIN   M  Step   10/30/95     5,848.33
                                        P    10/30/92     1,052,700   300.00    4.00%    CAM   M  Est      1/1/97     3,202.00
                                        P    10/30/95     1,169,667   333.33    4.00%    TAX   M  Est      1/1/97     1,211.00
                                        1    10/30/97     1,257,392   358.33    4.00%    PRO   M  CStep    1/1/97       841.30
                                        ---------------------------------------------    OCC   M  Step     1/1/97       421.08
                                                                                                                     ---------
         UNISEX                                                                                            TOTAL     11,523.71
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
*v = Sq Ft has been verified                        RENT MEMO
                                         ANN
SPACE  TENANT                   $/YR     PSF
=============================================================
43529  IZOD                  79,340.04   20.00
                             43,440.00   10.95
                             16,428.00    4.14
                             15,217.56    3.84
                              5,712.48    1.44
         UNISEX             ----------   -----
                            160,138.08   40.37
                            ------------------

-------------------------------------------------------------
43531  VACANT
         VACANT

-------------------------------------------------------------
43533  MARTYS WAREHOUSE OU  126,207.96  17.00
                             81,288.00  10.95
                             30,732.00   4.14
                             21,358.94   2.88
                             10,690.56   1.44
                            ----------  -----
         SHOES              270,277.46  36.41
                            ------------------

-------------------------------------------------------------
43537  AMERICAN OUTPOST      63,357.00  21.00
                             33,036.15  10.95
                             12,490.38   4.14
                              9,805.25   3.25
                              4,344.48   1.44
                            ----------  -----
         UNISEX             123,033.28  40.78
                            ------------------

-------------------------------------------------------------
43537  JOCKEY                70,179.96  20.00
                             38,424.00  10.95
                             14,532.00   4.14
                             10,095.56   2.88
                              5,052.96   1.44
                            ----------  -----
         UNISEX             138,284.48  39.41
                            ------------------

-------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM  Run By  barbie  Franklin Mills      PAGE 21

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR       PSF
====================================================================================================================================
43543  AMERICAN TOURISTER   2,897       2,897      Primary      8/27/96     8/26/2001  P     8/27/96  4,828.24    57,940.08    20.00
                                                   1st Option   8/27/2001   8/26/2006        8/27/98  5,311.17    63,734.04    22.00
                                                   ----------------------------------      8/27/2001  5,794.00    69,528.00    24.00
                                                                                           8/27/2003  6,276.84    75,322.08    26.00
                                                                                       ---------------------------------------------
         HANDBAGS, LEATHER & LUGGAGE



------------------------------------------------------------------------------------------------------------------------------------
43601  SAM GOODY           12,092      12,092      Primary      5/11/89     5/10/92           6/1/92 16,122.67   193,472.04    16.00
                                                   1st Option   5/11/92     5/10/97          5/11/97 18,138.00   217,656.00    18.00
                                                   2nd Option   5/11/97     5/10/2002  ---------------------------------------------
                                                   ----------------------------------


         BOOKS, RECORDS & TAPES


------------------------------------------------------------------------------------------------------------------------------------
43603  GEOFFREY BEENE       5,882       5,882      Primary      11/5/94     11/4/2000  P     11/5/94  6,666.26    79,995.12    13.60
                                                   1st Option   11/5/2000   11/4/2004  1   11/5/2000  7,666.21    91,994.52    15.64
                                                   2nd Option   11/5/2004   11/4/2009  2   11/5/2004  8,813.20   105,758.40    17.98
                                                   ----------------------------------  ---------------------------------------------


         SPECIALTY


------------------------------------------------------------------------------------------------------------------------------------
43605  CARD AND GIFT OUTLET 3,532       3,532      Primary       7/25/94    7/24/99    P     7/25/94  6,181.00    74,172.00    21.00
                                                   1st Option    7/25/99    7/24/2004  P     7/25/96  6,769.67    81,236.04    23.00
                                                   ----------------------------------  1     7/25/98  7,852.07    81,832.04    26.00
                                                                                       ---------------------------------------------


         CARDS & GIFTS 15


------------------------------------------------------------------------------------------------------------------------------------
43607  MARINA               3,533       3,533      Primary       11/22/96   3/31/97
                                                   ----------------------------------

         TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------
43611  TROPIK SUN FRUIT & NUT 761         761      Primary       5/11/89    1/31/95           1/1/92  3,740.87    44,890.44    58.99
                                                   Primary       2/1/95     5/31/96           5/1/94  3,867.57    46,410.84    60.99
                                                   1st Option    6/1/96     5/31/2001         6/1/94  3,927.91    47,134.92    61.94
                                                   2nd Option    6/1/2001   5/31/2004  *      6/1/96  4,359.89    52,318.68    68.75
                                                                                            6/1/2001  4,593.90    55,126.80    72.44

         FOOD SPECIALTY


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                            LEASABLE    L/Y                      ANN         PSF
SPACE  TENANT               SQ FT     RPT  MO   TERM    START    BKPT        BKPT      %        C    F   T       STARTS       $/MO
====================================================================================================================================
43543  AMERICAN TOURISTER   2,897      M   Jan    P     8/27/96    965,667   333.33   6.00%    MIN   M   Step    8/27/96    4,828.34
                                                  P     8/27/98  1,062,233   366.67   6.00%    CAM   M   Est      1/1/97    2,644.00
                                                  1   8/27/2001  1,158,800   400.00   6.00%    TAX   M   Est      1/1/97      999.00
                                                  1   8/27/2003  1,255,367   433.33   6.00%    TAX   M   Est      1/1/97      784.60
                                                  -----------------------------------------    PRO   M   Step     1/1/97      347.64
         HANDBAGS, LEATHER & LUGGAGE                                                                                       ---------
                                                                                                                  TOTAL     9,603.58
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43601  SAM GOODY           12,092      Q   Jan    P      7/1/89  3,385,760   280.00   5.00%    MIN   M  Step     6/1/92    16,122.67
                                                  P     5/11/92  3,869,440   320.00   5.00%    CAM   M  Est      1/1/97    11,034.00
                                                  *     5/11/97  4,353,120   360.00   5.00%    TAX   M  Est      1/1/97     4,172.00
                                                  -----------------------------------------    PRO   M  CStep    1/1/97     2,578.97
                                                                                               OCC   M  Step     1/1/97     1,451.04
                                                                                                                           ---------
         BOOKS, RECORDS & TAPES                                                                                  TOTAL     35,356.68
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43603  GEOFFREY BEENE       5,882      M   Jan    P     11/5/94  1,717,200   291.94   3.00%    MIN   M  Step    11/5/94     6,666.26
                                                  1   11/5/2000  1,717,200   291.94   3.00%    CAM   M  Cap      1/1/97     4,130.00
                                                  2   11/5/2004  2,046,375   347.90   3.00%    TAX   M  Cap      1/1/97     1,608.00
                                                  -----------------------------------------    PRO   M  Step     1/1/96     1,145.83
                                                                                               OCC   M  Step     1/1/97       205.84
                                                                                                                           ---------
         SPECIALTY                                                                                               TOTAL     14,255.93
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43605  CARD AND GIFT OUTLET 3,532      M   Jan    P     7/25/94    988,960   280.00   7.50%    MIN   M  Step    7/25/96     8,769.67
                                                  P     7/25/96  1,083,147   ILLEGIB  7.50%    CAM   M  Est      1/1/97     1,221.00
                                                  1     7/25/99  1,224,427   ILLEGIB  7.50%    TAX   M  Est      1/1/97     1,219.00
                                                  -----------------------------------------    PRO   M  CStep    1/1/97     1,039.30
                                                                                               OCC   M  Step     1/1/97       434.84
                                                                                                                           ---------
         CARDS & GIFTS 15                                                                                        TOTAL     12,674.81
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43607  MARINA               3,533      Z   Jan    P    11/22/96          0     0.00   7.00%    OCC   M  Step     1/1/97       402.36
                                                  P      1/1/97          0     0.00  10.00%                                ---------
                                                  -----------------------------------------                      TOTAL        402.36
         TEMPORARY                                                                             -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43611  TROPIK SUN FRUIT & NUT 761      Q   Jan    P    5/11/89     400,000   525.62  10.00%    MIN   M  Step     6/1/96     4,359.89
                                                  P    5/11/91     420,000   551.91  10.00%    CAM   M  Est      1/1/97       694.00
                                                  P    5/11/94     441,000   579.50  10.00%    TAX   M  Est      1/1/97       263.00
                                                        2/1/95     471,363   619.40  10.00%    PRO   M  CStep    1/1/97       441.20
                                                        6/1/96     523,188   687.50  10.00%    OCC   M  Step     1/1/97        91.32
                                                      6/1/2001     551,266   724.40  10.00%                                ---------
         FOOD SPECIALTY                           -----------------------------------------                      TOTAL      5,849.41
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
*v = Sq Ft has been verified                                  RENT MEMO
                            LEASABLE               ANN
SPACE  TENANT               SQ FT         $/YR     PSF
=======================================================================
43543  AMERICAN TOURISTER   2,897      57,940.08   20.00
                                       31,728.00   10.95
                                       11,988.00    4.14
                                        9,415.25    3.25
                                        4,171.68    1.44
         HANDBAGS, LEATHER & LUGGAGE  ----------   -----
                                      115,243.01   39.78
                                     -------------------

-----------------------------------------------------------------------
43601  SAM GOODY           12,092     193,472.04  16.00
                                      132,408.00  10.95
                                       50,064.00   4.14
                                       30,923.68   2.56
                                       17,412.48   1.44
                                      ----------  -----
         BOOKS, RECORDS & TAPES       424,280.20  35.09
                                     -------------------

-----------------------------------------------------------------------
43603  GEOFFREY BEENE       5,882      79,995.12  13.60
                                       49,560.00   8.43
                                       19,296.00   4.14
                                       13,749.96   2.56
                                        8,470.08   1.44
                                      ----------  -----
         SPECIALTY                    171,071.16  29.50
                                     -------------------

-----------------------------------------------------------------------
43605  CARD AND GIFT OUTLET 3,532      81,230.04  23.00
                                       ILLEGIBLE  10.95
                                       14,628.00   4.14
                                       12,471.61   3.53
                                        5,086.08   1.44
                                      ----------  -----
         CARDS & GIFTS 15             152,097.73  43.06
                                     -------------------

-----------------------------------------------------------------------
43607  MARINA               3,533       4,828.32   1.44
                                      ----------  -----
                                        4,828.32   1.44
         TEMPORARY                   -------------------

-----------------------------------------------------------------------
43611  TROPIK SUN FRUIT & NUT 761      52,318.68  68.75
                                        8,328.00  10.95
                                        3,156.00   4.14
                                        5,294.41   6.96
                                        1,095.84   1.44
                                      ----------  -----
         FOOD SPECIALTY                70,192.93  92.24
                                     -------------------

-----------------------------------------------------------------------

Run Date 3/31/97 10:25:46 AM   Run By     barbie     Franklin Mills   PAGE 22

----------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR     PSF
==================================================================================================================================
43612  ANITA BELLE          1,915       1,915      Primary      5/5/94      5/4/97     P      6/1/94  3,989.58    47,874.96  25.00
                                                   1st Option   5/5/97      5/4/2000   1      5/5/97  4,468.33    53,619.96  28.00
                                                   ----------------------------------  -------------------------------------------


         WOMENS READY TO WEAR



----------------------------------------------------------------------------------------------------------------------------------
43613  CAMERA SHOP, THE     1,561       1,561      Primary      5/11/89     5/31/99           7/1/92  3,150.00    37,800.00  24.22
                                                   ----------------------------------        5/11/96  3,316.66    39,799.92  25.50
                                                                                       -------------------------------------------



         SERVICES


----------------------------------------------------------------------------------------------------------------------------------
43615  COSMETIC CENTER      1,808       1,808      Primary      11/29/96   11/28/2001  P    11/29/96  4,520.00    54,240.00  30.00
                                                   1st Option   11/5/2000  11/29/2006       11/29/99  4,821.33    57,855.96  32.00
                                                   ----------------------------------     11/29/2001  5,122.67    61,472.04  34.00
                                                                                          11/29/2004  5,424.00    65,088.00  36.00
                                                                                       -------------------------------------------

         HEALTH & BEAUTY AIDS


----------------------------------------------------------------------------------------------------------------------------------
43617  ENZO ANGIOLINI       1,460       1,460      Primary       11/23/94   12/31/99   P    11/23/94  3,163.33    37,959.96  26.00
                                                   1st Option    1/1/2000   12/21/2004 P    11/23/97  3,650.00    43,800.00  30.00
                                                   ----------------------------------- P  11/23/2001  4,136.66    49,639.92  34.00
                                                                                       -------------------------------------------


         SHOES


----------------------------------------------------------------------------------------------------------------------------------
43619  ST. JOHN OUTLET      1,396       1,396      Primary       11/11/93   11/10/98         1/1/94   2,326.67    27,920.04  20.00
                                                   1st Option    11/11/98   11/10/2003 *   11/11/96   2,792.00    33,504.00  24.00
                                                   -----------------------------------
         WOMENS READY TO WEAR





----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                            LEASABLE   L/Y                         ANN      PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START       BKPT     BKPT       %        C    F   T       STARTS       $/MO
====================================================================================================================================
43612  ANITA BELLE          1,915     M   Jan    *     5/5/94     670,007   349.87    7.00%    MIN   M   Step     6/1/94    3,989.58
                                                 *     5/5/97     766,000   400.00    7.00%    CAM   M   Cap      1/1/97    1,747.00
                                                 ------------------------------------------    TAX   M   Est      1/1/97      661.00
                                                                                               PRO   M   CStep    1/1/97      663.19
                                                                                               OCC   M   Step     1/1/97      229.80
         WOMENS READY TO WEAR                                                                                              ---------
                                                                                                                  TOTAL     7,290.57
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43613  CAMERA SHOP, THE     1,561     N   Jan    P     5/11/89          0     0.00    7.00%    MIN   M  Step    5/11/96     3,316.66
                                                 P     5/11/89          0     0.00    3.00%    CAM   M  Est      1/1/97     1,424.00
                                                 P     5/11/89    500,000   320.31    1.00%    TAX   M  Est      1/1/97       539.00
                                                 P     5/11/89    850,000   544.52    2.00%    PRO   M  CStep    1/1/97       706.93
                                                 ------------------------------------------    OCC   M  Step     1/1/97       187.32
                                                                                                                           ---------
         SERVICES                                                                                                TOTAL      6,173.91
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43615  COSMETIC CENTER      1,808     M   Jan    P    11/29/96  1,084,800   600.00    4.00%    MIN   M  Step   11/29/96     4,520.00
                                                 P    11/29/99  1,157,120   640.00    4.00%    CAM   M  Step     1/1/97     1,649.80
                                                 1  11/29/2001  1,229,400   680.00    4.00%    TAX   M  Est      1/1/97       623.76
                                                 1  11/29/2004  1,301,760   720.00    4.00%    PRO   M  Step     1/1/97       602.67
                                                                                               OCC   M  Step     1/1/97       216.96
                                                                                                                           ---------
         HEALTH & BEAUTY AIDS                                                                                    TOTAL      7,613.19
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43617  ENZO ANGIOLINI       1,460     M   Jan    P    11/23/94    759,200   520.00    5.00%    MIN   M  Step   11/23/94     3,163.33
                                                 P      1/1/97    876,000   600.00    5.00%    CAM   M  CStep    1/1/97     1,165.89
                                                 1    11/23/99    876,000   600.00    5.00%    TAX   M  Est      1/1/97       504.00
                                                 1    1/1/2001    992,800   680.00    5.00%    PRO   M  CStep    1/1/97       450.89
                                                                                               OCC   M  Step     1/1/97       175.20
                                                                                                                           ---------
         SHOES                                                                                                   TOTAL      5,459.31
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43619  ST. JOHN OUTLET      1,396     M   Jan    P    11/11/93    698,000   500.00    4.00%    MIN   M  Step     1/1/94     2,326.67
                                                 *    11/11/98    837,600   600.00    4.00%    CAM   M  Est      1/1/97     1,274.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97       482.00
         WOMENS READY TO WEAR                                                                  PRO   M  CStep    1/1/97       410.78
                                                                                               OCC   M  Step     1/1/97       167.52
                                                                                                                           ---------
                                                                                                                 TOTAL      4,660.97
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
*v = Sq Ft has been verified                                RENT MEMO
                            LEASABLE             ANN
SPACE  TENANT               SQ FT       $/YR     PSF
=====================================================================
43612  ANITA BELLE          1,915    47,874.96   25.00
                                     20,964.00   10.95
                                      7,932.00    4.14
                                      7,958.30    4.16
                                      2,757.60    1.44
         WOMENS READY TO WEAR        ---------   -----
                                     87,486.86   45.89
                                     -----------------

---------------------------------------------------------------------
43613  CAMERA SHOP, THE     1,561    39,799.92  25.50
                                     17,088.00  10.95
                                      6,468.00   4.14
                                      8,483.19   5.43
                                      2,247.84   1.44
                                     ---------  -----
         SERVICES                    74,088.95  47.46
                                     -----------------

---------------------------------------------------------------------
43615  COSMETIC CENTER      1,808    54,240.00  30.00
                                     19,797.60  10.95
                                      7,485.12   4.14
                                      7,232.00   4.00
                                      2,603.52   1.44
                                     ---------  -----
         HEALTH & BEAUTY AIDS        91,358.24  50.53
                                     -----------------

---------------------------------------------------------------------
43617  ENZO ANGIOLINI       1,460    37,959.96  26.00
                                     13,990.67   9.58
                                      6,048.00   4.14
                                      5,410.71   3.71
                                      2,102.40   1.44
                                     ---------  -----
         SHOES                       65,511.74  44.87
                                     -----------------

---------------------------------------------------------------------
43619  ST. JOHN OUTLET      1,396    27,920.04  20.00
                                     15,288.00  10.95
                                      5,784.00   4.14
         WOMENS READY TO WEAR         4,929.32   3.53
                                      2,010.24   1.44
                                     ---------  -----
                                     55,931.60  40.06
                                     -----------------

---------------------------------------------------------------------

Run Date 3/31/97 10:25:50 AM  Run By  barbie  Franklin Mills             PAGE 23

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR     PSF
====================================================================================================================================
43642  PERFUMANIA           1,410       1,410      Primary      6/15/90     6/14/95          11/1/92  4,087.99    49,055.88  34.79
                                                   1st Option   6/15/95     6/14/2000  P     6/15/94  4,193.33    50,319.96  35.69
                                                   ----------------------------------        6/15/95  4,193.32    50,319.84  35.69
                                                                                             6/15/96  4,298.65    51,583.80  36.58
                                                                                             6/15/98  4,403.99    52,847.88  37.48
         HEALTH & BEAUTY AIDS                                                          -------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
43643  SWATCH               1,721       1,721      Primary      12/2/95     12/1/2000  P     12/2/95  5,736.67    68,840.04  40.00
                                                   1st Option   12/2/2000   12/1/2005  1   12/2/2000  6,453.75    77,445.00  45.00
                                                   ----------------------------------  -------------------------------------------



         JEWELRY


------------------------------------------------------------------------------------------------------------------------------------
43647  NATURES ELEMENTS       632         632      Primary      10/30/94    10/29/97   P    10/30/94  2,500.00    30,000.00  47.47
                                                   1st Option   10/30/97    10/29/2000 1    10/30/97  2,916.67    35,000.04  55.38
                                                   ----------------------------------- -------------------------------------------



         HEALTH & BEAUTY AIDS


------------------------------------------------------------------------------------------------------------------------------------
43651  BABY GUESS           1,495       1,495      Primary      9/2/93      9/1/98           10/1/93  3,488.33    41,859.96  28.00
                                                   1st Option   9/2/98      9/2/98     -------------------------------------------
                                                   ----------------------------------



         CHILDRENS READY TO WEAR


------------------------------------------------------------------------------------------------------------------------------------
43653  ANN TAYLOR           8,647       8,647      Primary      11/22/89    12/31/91          5/1/94 14,411.67   172,940.04  20.00
                                                   1st Option   1/1/92      12/31/94          1/1/95 15,852.83   190.233.96  22.00
                                                   2nd Option   1/1/95      12/31/99   -------------------------------------------



         WOMENS READY TO WEAR


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                            LEASABLE   L/Y                          ANN      PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START        BKPT     BKPT       %        C    F   T       STARTS       $/MO
====================================================================================================================================
43642  PERFUMANIA           1,410     M   Jan    P     6/15/90    796,531   564.92    6.00%    MIN   M   Step    6/15/96    4,298.65
                                                 P     6/15/92    817,597   579.86    6.00%    CAM   M   Est      1/1/97    1,287.00
                                                 P     6/15/94    838,664   594.80    6.00%    TAX   M   Est      1/1/97      486.00
                                                 1     6/15/95    838,664   594.80    6.00%    PRO   M   CStep    1/1/97      518.16
                                                 1     6/15/96    859,731   609.74    6.00%    OCC   M   Step     1/1/97      169.20
         HEALTH & BEAUTY AIDS                    1     6/15/98    880,797   624.68    6.00%                                ---------
                                                 ------------------------------------------                       TOTAL     6,759.01
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43643  SWATCH               1,721     M   Jan    P     12/2/95  1,241,635   721.46    6.00%    MIN   M  Step    12/2/95     5,736.67
                                                 P      1/1/97  1,147,333   666.67    6.00%    CAM   M  Est      1/1/97     1,570.00
                                                 1   12/2/2000  1,290,750   750.00    6.00%    TAX   M  Est      1/1/97       594.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       607.44
                                                                                               OCC   M  Step     1/1/97       206.52
                                                                                                                           ---------
         JEWELRY                                                                                                 TOTAL      8,714.86
                                                                                              --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43647  NATURES ELEMENTS       632     M   Jan    P     10/30/94   375,000   593.35    8.00%    MIN   M  Step   10/30/94     2,500.00
                                                 1     10/30/97   437,000   691.48    8.00%    CAM   M  Est      1/1/97       577.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97       218.00
                                                                                               PRO   M  CStep    1/1/97       271.62
                                                                                               OCC   M  Step     1/1/97        75.84
                                                                                                                           ---------
         HEALTH & BEAUTY AIDS                                                                                    TOTAL      3,642.46
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43651  BABY GUESS           1,495     M   Jan    P      9/2/93  1,046,500   700.00    4.00%    MIN   M  Step    10/1/93     3,488.33
                                                 1      9/2/98  1,233,375   825.00    4.00%    CAM   M  Est      1/1/97     1,364.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97       516.00
                                                                                               PRO   M  CStep    1/1/97       637.21
                                                                                               OCC   M  Step     1/1/97       179.40
                                                                                                                           ---------
         CHILDRENS READY TO WEAR                                                                                 TOTAL      6,184.94
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43653  ANN TAYLOR           8,647     N   Jan    P      1/1/93          0     0.00    7.00%    MIN   M  Step     1/1/95    15,852.82
                                                 P      1/1/93  3,000,000   346.94    5.00%    CAM   M  Est      1/1/97     7,890.00
                                                 P      1/1/93  4,000,000   462.59    4.00%    TAX   M  Est      1/1/97     2,983.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97     1,809.97
                                                                                               OCC   M  Step     1/1/97     1,037.64
                                                                                                                           ---------
         WOMENS READY TO WEAR                                                                                    TOTAL     29,573.44
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43642  PERFUMANIA           1,410     51,583.80   36.58
                                      15,444.00   10.95
                                       5,832.00    4.14
                                       6,217.88    4.41
                                       2,030.40    1.44
         HEALTH & BEAUTY AIDS        ----------   -----
                                      81,108.08   57.52
                                     ------------------

----------------------------------------------------------------------
43643  SWATCH               1,721     68,840.04  40.00
                                      18,840.00  10.95
                                       7,128.00   4.14
                                       7,289.30   4.24
                                       2,478.24   1.44
                                     ----------  -----
         JEWELRY                     104,575.58  60.77
                                     -----------------

----------------------------------------------------------------------
43647  NATURES ELEMENTS       632     30,000.00  47.47
                                       6,924.00  10.95
                                       2,616.00   4.14
                                       3,259.48   5.16
                                         910.08   1.44
                                     ----------  -----
         HEALTH & BEAUTY AIDS         43,709.56  69.16
                                     ------------------

----------------------------------------------------------------------
43651  BABY GUESS           1,495     41,859.96  28.00
                                      16,368.00  10.95
                                       6,192.00   4.14
                                       7,646.48   5.11
                                       2,152.80   1.44
                                     ----------  -----
         CHILDRENS READY TO WEAR      74,219.24  49.64
                                     ------------------

----------------------------------------------------------------------
43653  ANN TAYLOR           8,647    190,233.96  22.00
                                      94,680.00  10.95
                                      35,796.00   4.14
                                      21,719.58   2.51
                                      12,451.68   1.44
                                     ----------  -----
         WOMENS READY TO WEAR        354,881.22  41.04
                                     ------------------

----------------------------------------------------------------------

Run Date 3/31/97 10:25:54 AM  Run By   barbie   Franklin Mills           PAGE 24

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START       /MO         /YEAR     PSF
====================================================================================================================================
43656  MATERNITY WORKS      1,466       1,466      Primary      10/1/96     9/30/2001  P     10/1/96    3,298.50    39,582.00  27.00
                                                   1st Option   10/1/2001   9/30/2006        10/1/98    3,542.83    45,513.96  29.00
                                                   ----------------------------------      10/1/2001    3,787.17    45,446.04  31.00
                                                                                           10/1/2003    4,013.50    48,162.00  32.85
                                                                                       ---------------------------------------------
         WOMENS READY TO WEAR



------------------------------------------------------------------------------------------------------------------------------------

43657  AUSSIE OUTLET        2,261       2,261      Primary      2/1/97        1/15/98
                                                   ----------------------------------



         TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------
43661  RUBY TUESDAY         4,800        4,800     Primary      7/10/90     7/9/2005          1/1/92    7,400.00    88,800.00  18.50
                                                   ---------------------------------         7/10/95    8,600.00   103,200.00  21.50
                                                                                           7/10/2000    9,400.00   112,800.00  23.50
                                                                                       ---------------------------------------------


         RESTAURANT


------------------------------------------------------------------------------------------------------------------------------------

43700  ITALIAN BISTRO # 700 5,422       5,422      Primary      5/11/89     5/10/2004         1/1/93    5,713.45    68,561.40  12.65
                                                   ----------------------------------         1/1/94    5,726.02    68,712.24  12.67
                                                                                              5/1/94    6,897.43    82,769.16  15.27
                                                                                              6/1/94    7,455.25    89,463.00  16.50
                                                                                       P      1/1/95    7,470.81    89,649.72  16.53
                                                                                       P      8/1/95    4,808.41    57,700.92  10.64
                                                                                       P      4/1/96    7,470.81    89,649.72  16.53
                                                                                       P      9/1/96    2,486.78    29,841.36   5.50
                                                                                              4/1/97    7,488.74    89,864.88  16.57
         RESTAURANT                                                                          5/11/99    9,036.67   108,440.04  20.00

------------------------------------------------------------------------------------------------------------------------------------

43701  DAIRY QUEEN/ORANGE J   633         633      Primary      11/24/96    11/23/2001 P    11/24/96    2,373.75    28,485.00  45.00
                                                   1st Option   11/24/2000  11/23/2006 P    11/24/98    2,479.25    29,751.00  47.00
                                                   ----------------------------------- P  11/24/2000    2,584.75    31,017.00  49.00
                                                                                       1  11/24/2001    2,584.75    31,017.00  49.00
                                                                                       1  11/24/2002    2,690.25    32,283.00  51.00
                                                                                       1  11/24/2004    2,795.75    33,549.00  53.00
         FOOD SPECALITY                                                                ---------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                            LEASABLE   L/Y                          ANN       PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START        BKPT      BKPT      %        C    F   T      STARTS       $/MO
====================================================================================================================================
43656  MATERNITY WORKS      1,466     M   Jan    P     10/1/96     659,700   450.00    6.00%    MIN   M   Step   10/1/96    3,298.50
                                                 P     10/1/98     708,567   483.33    6.00%    CAM   M   Est     1/1/97    1,338.00
                                                 1   10/1/2001     757,433   516.67    6.00%    TAX   M   Est     1/1/97      506.00
                                                 1   10/1/2003     806,300   550.00    6.00%    PRO   M   Step   10/1/96      488.67
                                                 -------------------------------------------    OCC   M   Step    1/1/97      175.92
         WOMENS READY TO WEAR                                                                                              ---------
                                                                                                                  TOTAL     5,807.09
                                                                                                ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

43657  AUSSIE OUTLET        2,261     Z   Jan    P      2/1/97     240,000   106.15   10.00%    TLA   M  Step    2/1/97     2,000.00
                                                 P      4/1/97     360,000   159.22   10.00%                               ---------
                                                 P      5/1/97     240,000   106.15   10.00%                     TOTAL      2,000.00
                                                 P      8/1/97     360,000   159.22   10.00%
                                                 P     11/1/97     420,000   185.76   10.00%
         TEMPORARY                               P      1/1/98     240,000   106.15   10.00%

------------------------------------------------------------------------------------------------------------------------------------
43661  RUBY TUESDAY         4,800     M   Jan    P      7/10/90  1,776,000   370.00    5.00%    MIN   M  Step   7/10/95     8,600.00
                                                 P      7/10/95  2,064,000   430.00    5.00%    CAM   M  Cap     1/1/97     2,917.00
                                                 P    7/10/2000  2,256,000   470.00    5.00%    TAX   M  Est     1/1/97     1,658.00
                                                                                                PRO   M  Step    1/1/96       300.00
                                                                                                OCC   M  Step    1/1/97       576.00
                                                                                                                           ---------
         RESTAURANT                                                                                              TOTAL     14,049.00
                                                                                                ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43700  ITALIAN BISTRO # 700 5,422     Q   Jan    P     5/11/89   1,250,000   230.54    5.00%    NT3   M  Step    3/1/97     1,046.67
                                                 -------------------------------------------    MIN   M  Step    9/1/96     2,486.78
                                                                                                CAM   M  Step    1/1/97     3,868.00
                                                                                                TAX   M  Step    1/1/97     1,615.00
                                                                                                PRO   M  Step    1/1/97     1,379.58
                                                                                                OCC   M  Step    1/1/97       650.64
                                                                                                                           ---------
                                                                                                                 TOTAL     11,046.67

         RESTAURANT

------------------------------------------------------------------------------------------------------------------------------------

43701  DAIRY QUEEN/ORANGE J   633     M   Jan    P      1/4/97     284,850   450.00   10.00%    MIN   M  Step  11/24/96     2,373.75
                                                 P      1/4/99     297,510   470.00   10.00%    CAM   M  Step    1/1/97       577.61
                                                 P    1/4/2001     310,170   490.00   10.00%    TAX   M  Step    1/1/97       218.39
                                                 1    1/4/2002     310,170   490.00   10.00%    PRO   M  Step    1/1/97       429.13
                                                 1    1/4/2003     322,830   510.00   10.00%    OCC   M  Step    1/1/97        75.96
                                                 1    1/4/2005     335,490   530.00   10.00%                               ---------
         FOOD SPECALITY                          -------------------------------------------                     TOTAL      3,674.84
                                                                                                ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43656  MATERNITY WORKS      1,466     39,582.00   27.00
                                      16,056.00   10.95
                                       6,072.00    4.14
                                       5,864.00    4.00
                                       2,111.04    1.44
         WOMENS READY TO WEAR        ----------   -----
                                      69,685.04   47.53
                                     ------------------
----------------------------------------------------------------------

43657  AUSSIE OUTLET        2,261     24,000.00  10.61
                                     ----------  -----
                                      24,000.00  10.61


         TEMPORARY

----------------------------------------------------------------------
43661  RUBY TUESDAY         4,800    103,200.00  21.50
                                      35,004.00   7.29
                                      19,872.00   4.14
                                       3,600.00   0.75
                                       6,912.00   1.44
                                     ----------  -----
         RESTAURANT                  168,588.00  35.12
                                     ------------------

----------------------------------------------------------------------

43700  ITALIAN BISTRO # 700 5,422     12,560.04   2.32
                                      29,841.36   5.50
                                      46,416.00   8.58
                                      19,380.00   3.57
                                      16,554.96   3.05
                                       7,807.68   1.44
                                     ----------  -----
                                     132,560.04  24.45

         RESTAURANT

----------------------------------------------------------------------

43701  DAIRY QUEEN/ORANGE J   633     28,485.00  45.00
                                       6,931.35  10.95
                                       2,620.62   4.14
                                       5,149.56   8.14
                                         911.52   1.44
                                     ----------  -----
         FOOD SPECALITY               44,098.05  69.67
                                     ------------------

----------------------------------------------------------------------

Run Date 3/31/97 10:25:59 AM  Run By   barbie    Franklin Mills          PAGE 25

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR     PSF
====================================================================================================================================
43702  O.J. ART GALLERY     1,088       1,088      Primary      5/11/89     5/10/99           6/1/92  3,580.69    42,968.28  39.39
                                                   ----------------------------------         1/1/94  3,679.17    44,150.04  40.58
                                                                                       P      1/1/95  3,775.13    45,301.56  41.64
                                                                                       P      1/1/96  3,881.19    46,574.28  42.81
                                                                                       P      1/1/97  3,997.35    47,968.17  44.09
                                                                                       P      1/1/98  3,881.19    46,574.28  42.81

         ART & HOME FURNISHINGS

------------------------------------------------------------------------------------------------------------------------------------
43703  FLAG SHOP              958         958      Primary      3/16/91     3/3/96            1/1/93  3,062.51    36,750.12  38.36
                                                   1st Option   3/4/96      3/3/2001          1/1/94  3,146.74    37,760.88  39.42
                                                   2nd Option   3/4/2001    3/3/2006   P      1/1/95  3,228.81    38,745.72  40.44
                                                                                       P      1/1/96  3,319.52    39,834.24  41.58
                                                                                       P      3/4/96  2,794.17    33,530.04  35.00
                                                                                       1      1/1/97  2,877.80    34,533.54  36.05
         SPECIALTY                                                                     1      1/1/98  2,794.17    33,530.04  35.00
                                                                                       P      3/4/99  2,953.83    35,445.96  37.00
                                                                                       1    3/4/2001  3,113.50    37,362.00  39.00
                                                                                       1    3/4/2003  3,273.17    39,278.04  41.00
                                                                                       -------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43704  FUDGERY, THE           794         794      Primary      5/11/89     5/10/97           1/1/93  3,998.59    47,983.08  60.43
                                                   Primary      5/11/97     5/10/2000         1/1/94  4,098.55    49,182.60  61.94
                                                   ----------------------------------  P      1/1/95  4,201.01    50,412.12  63.49
                                                                                       P      1/1/96  4,306.04    51,072.48  65.08
                                                                                       P      1/1/97  4,413.00    52,004.29  66.71
                                                                                             5/11/97  4,306.13    51,673.58  65.08
         FOOD SPECIALTY                                                                      5/11/98  4,499.33    53,991.96  68.00
                                                                                       -------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43705  MR. BULKY            2,295       2,295      Primary      5/11/89     5/10/99           1/1/93  5,020.27    60,243.24  26.25
                                                   ----------------------------------         1/1/94  5,061.69    60,740.28  26.47
                                                                                       P      1/1/95  5,101.29    61,215.48  26.67
                                                                                       P      1/1/96  5,144.28    61,731.30  26.00
                                                                                       P      1/1/97  5,190.47    62,285.61  27.14
                                                                                       P      1/1/98  5,144.28    61,731.36  26.90
         FOOD SPECIALTY


------------------------------------------------------------------------------------------------------------------------------------
43707  WILSONS              3,675       3,675      Primary      10/10/91    10/9/2001         1/1/92  5,512.50    66,150.00  18.00
                                                   ----------------------------------        11/1/94  6,125.00    73,500.00  20.00
                                                                                       P     11/1/97  6,737.50    80,850.00  22.00



         HANDBAGS, LEATHER & LUGGAGE


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                            LEASABLE   L/Y                         ANN      PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START       BKPT     BKPT       %        C    F   T       STARTS       $/MO
====================================================================================================================================
43702  O.J. ART GALLERY     1,088     Q   Jan    P     5/11/89    355,950   327.16    8.00%    MIN   M   CStep    1/1/97    3,997.35
                                                 P     5/11/92    376,290   345.85    8.00%    CAM   M   Est      1/1/97      993.00
                                                 P     5/11/95    399,663   367.34    8.00%    TAX   M   Est      1/1/97      375.00
                                                                                               PRO   M   CStep    1/1/97      483.74
                                                                                               OCC   M   Step     1/1/97      130.56
                                                                                                                           ---------
                                                                                                                  TOTAL     5,959.64
         ART & HOME FURNISHINGS                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43703  FLAG SHOP              958     Q   Jan    *      3/4/91    355,550   371.14   10.00%    MIN   M  CStep    1/1/97     2,877.80
                                                 P      3/4/96    335,300   350.00   10.00%    CAM   M  Est      1/1/97       874.00
                                                 P      3/4/99    354,460   370.00   10.00%    TAX   M  Est      1/1/97       331.00
                                                 1    3/4/2001    373,620   390.00   10.00%    PRO   M  CStep    1/1/97       539.32
                                                 1    3/4/2003    392,780   410.00   10.00%    OCC   M  Step     1/1/97       114.96
                                                 ------------------------------------------                                ---------
         SPECIALTY                                                                                               TOTAL      4,737.08
                                                                                               -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
43704  FUDGERY, THE           794     M   Jan    P     5/11/89    440,000   554.16   10.00%    MIN   M  CStep    1/1/97     4,413.69
                                                 P     5/11/97    516,735   650.80   10.00%    CAM   M  Est      1/1/97       725.00
                                                 P     5/11/98    539,920   680.00   10.00%    TAX   M  Est      1/1/97       274.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       531.05
                                                                                               OCC   M  Step     1/1/97        95.28
                                                                                                                           ---------
         FOOD SPECIALTY                                                                                          TOTAL      6,039.62
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43705  MR. BULKY            2,295     M   Jan    P     5/11/89  1,192,880   519.77    5.00%    MIN   M  CStep    1/1/97     5,190.47
                                                 ------------------------------------------    CAM   M  Est      1/1/97     2,094.00
                                                                                               TAX   M  Est      1/1/97       792.00
                                                                                               PRO   M  CStep    1/1/97       978.18
                                                                                               OCC   M  Step     1/1/97       275.40
                                                                                                                           ---------
         FOOD SPECIALTY                                                                                          TOTAL      9,330.05
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43707  WILSONS              3,675     M   Jan    P     10/1/91  1,653,750   450.00    4.00%    MIN   M  Step    11/1/94     6,125.00
                                                 P     11/1/94  1,857,500   505.44    4.00%    CAM   M  CStep    1/1/97     1,958.92
                                                 P     11/1/97  2,021,250   550.00    4.00%    TAX   M  Est      1/1/97     1,213.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       529.25
                                                                                               OCC   M  Step     1/1/97       441.00
                                                                                                                           ---------
         HANDBAGS, LEATHER & LUGGAGE                                                                             TOTAL     10,267.17
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43702  O.J. ART GALLERY     1,088     47,968.17   44.09
                                      11,916.00   10.95
                                       4,500.00    4.14
                                       5,564.83    5.11
                                       1,566.72    1.44
                                     ----------   -----
                                      71,515.72   65.73
         ART & HOME FURNISHINGS      ------------------

----------------------------------------------------------------------
43703  FLAG SHOP              958     34,533.54  36.05
                                      10,488.00  10.95
                                       3,972.00   4.14
                                       6,471.86   6.76
                                       1,379.52   1.44
                                     ----------  -----
         SPECIALTY                    56,844.92  59.33
                                     ------------------




----------------------------------------------------------------------
43704  FUDGERY, THE           794     52,964.29  66.71
                                       8,700.00  10.95
                                       3,288.00   4.14
                                       6,379.79   8.01
                                       1,143.36   1.44
                                     ----------  -----
         FOOD SPECIALTY               72,475.44  91.27
                                     ------------------

----------------------------------------------------------------------
43705  MR. BULKY            2,295     62,285.61  27.14
                                      25,128.00  10.95
                                       9,504.00   4.14
                                      11,738.22   5.11
                                       3,304.80   1.44
                                     ----------  -----
         FOOD SPECIALTY              111,960.63  48.78
                                     ------------------

----------------------------------------------------------------------
43707  WILSONS              3,675     73,500.00  20.00
                                      23,507.00   6.40
                                      14,556.00   3.96
                                       6,350.99   1.73
                                       5,292.00   1.44
                                     ----------  -----
         HANDBAGS, LEATHER & LUGGAGE 123,206.08  33.52
                                     ------------------

----------------------------------------------------------------------
Run Date 3/31/97 10:26:03 AM  Run By   barbie   Franklin Mills           PAGE 26

------------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*  TERM         START       END       TERM   START       /MO         /YEAR       PSF
====================================================================================================================================
43708  CONTEMPO CASUALS     3,703       3,703     Primary      11/4/92    11/3/97          12/1/92    5,863.08    70,356,96    19.00
                                                  1st Option   11/4/97    5/31/2002  -----------------------------------------------
                                                  ---------------------------------



         WOMENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------
43710  FAMOUS FOOTWEAR     10,389      10,389     Primary      5/11/89    5/10/92           7/1/93   12,540.08   150,480.96    14.48
                                                  1st Option   5/11/92    5/10/97          5/11/97   13,404.92   150,859.04    15.48
                                                  2nd Option   5/11/97    5/10/2002  -----------------------------------------------
                                                  ---------------------------------


         SHOES

------------------------------------------------------------------------------------------------------------------------------------
43712  DELTA HOSIERY          646         646     Primary      5/11/89    5/10/94           1/1/93    1,292.70    15,512.40    24.01
                                                  Primary      5/11/94    5/10/99           1/1/94    1,328.25    15,939.00    24.67
                                                  ---------------------------------        5/11/94    1,615.00    19,380.00    30.00
                                                                                     -----------------------------------------------


         SPECIALTY


------------------------------------------------------------------------------------------------------------------------------------

43713  SENTIMENTAL JEWELRY    854         854     Primary      10/29/90   10/28/2000       10/1/93    2,932.80    35,193.60    41.21
                                                  ----------------------------------       11/1/93    3,083.33    36,999.96    43.33
                                                                                          10/29/97    3,400.00    40,800.00    47.78
                                                                                     -----------------------------------------------


         JEWELRY


------------------------------------------------------------------------------------------------------------------------------------

43715  CHILDRENS PLACE OUTL 4,350       4,350     Primary       3/21/90    3/20/95          1/1/92    5,557.50    66,690.00    15.33
                                                  1st Option    3/21/95    3/20/2000       3/21/95    7,039.50    84,474.00    19.42
                                                  ---------------------------------- -----------------------------------------------



         CHILDRENS READY TO WEAR


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                BREAKPOINTS                                              CURRENT MO CHARGES
                            LEASABLE   L/Y                         ANN       PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START       BKPT      BKPT      %        C    F   T       STARTS       $/MO
====================================================================================================================================
43708  CONTEMPO CASUALS     3,703      M   Jan   P     11/4/92  1,172,617   316.67    5.00%    MIN   M   Step   12/1/92     5,863.08
                                                 P     11/4/95  1,296,050   350.00    5.00%    CAM   M   Est     1/1/97     3,379.00
                                                 1     11/4/97  1,419,483   383.33    5.00%    TAX   M   Est     1/1/97     1,278.00
                                                 ------------------------------------------    PRO   M   CStep   1/1/97       532.68
                                                                                               OCC   M   Step    1/1/97       444.36
                                                                                                                           ---------
         WOMENS READY TO WEAR                                                                                    TOTAL     11,497.12
                                                                                               -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43710  FAMOUS FOOTWEAR     10,389     Q   Jan    P     5/11/89  2,001,472   192.65    4.00%    MIN   M  Step     7/1/93    12,540.08
                                                 P     5/11/92  2,149,729   206.92    4.00%    CAM   M  Est      1/1/97     9,099.00
                                                 2     5/11/97  2,297,986   221.19    4.00%    TAX   M  Est      1/1/97     3,420.00
                                                 -----------------------------------------     PRO   M  Step     1/1/96     1,515.06
                                                                                               OCC   M  Step     1/1/97     1,246.68
                                                                                                                           ---------
         SHOES                                                                                                   TOTAL     27,820.82
                                                                                               -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
43712  DELTA HOSIERY          646     Q   Jan    P     5/11/89  519,200     803.72    4.00%    MIN   M  Step    5/11/94     1,615.00
                                                       5/11/94  323,000     500.00    6.00%    CAM   M  Est      1/1/97       589.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97       233.00
                                                                                               PRO   M  CStep    1/1/97       452.71
                                                                                               OCC   M  Step     1/1/97        77.52
                                                                                                                           ---------
         SPECIALTY                                                                                               TOTAL      2,957.23
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43713  SENTIMENTAL JEWELRY    854     M   Jan    P    10/29/90    437,000   511.71    8.00%    MIN   M  Step    11/1/93     3,083.33
                                                 P    10/29/93    465,000   544.50    8.00%    CAM   M  Est      1/1/97       779.00
                                                 P    10/28/97    500,000   585.48    8.00%    TAX   M  Est      1/1/97       295.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       497.06
                                                                                               OCC   M  Step     1/1/97       102.48
                                                                                                                           ---------
         JEWELRY                                                                                                 TOTAL      4,758.87
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43715  CHILDRENS PLACE OUTL 4,350     A   Feb    P     3/21/90  1,333,800   306.62    5.00%    MIN   M  Step    3/21/95     7,039.50
                                                 1     3/21/95  1,689,480   388.39    5.00%    CAM   M  Est      1/1/97     3,969.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97     1,501.00
                                                                                               PRO   M  Step     1/1/96     1,087.50
                                                                                               OCC   M  Step     1/1/97       522.00
                                                                                                                           ---------
         CHILDRENS READY TO WEAR                                                                                 TOTAL     14,119.00
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43708  CONTEMPO CASUALS     3,703     70,358.96   19.00
                                      40,548.00   10.95
                                      15,336.00    4.14
                                       6,392.15    1.73
                                       5,332.32    1.44
                                     ----------   -----
         WOMENS READY TO WEAR        137,965.43   37.28
                                     ------------------
----------------------------------------------------------------------
43710  FAMOUS FOOTWEAR     10,389    150,480.96  14.48
                                     109,188.00  10.51
                                      41,040.00   3.95
                                      18,180.72   1.75
                                      14,960.16   1.44
                                     ----------  -----
         SHOES                       333,849.84  32.13
                                     ------------------
----------------------------------------------------------------------
43712  DELTA HOSIERY          646     19,380.00  30.00
                                       7,068.00  10.95
                                       2,676.00   4.14
                                       5,432.46   8.41
                                         930.24   1.44
                                     ----------  -----
         SPECIALTY                    35,486.70  54.94
                                     ------------------

----------------------------------------------------------------------

43713  SENTIMENTAL JEWELRY    854     36,999.96  43,33
                                       9,348.00  10.95
                                       3,540.00   4.14
                                       5,964.77   6.98
                                       1,229.76   1.44
                                     ----------  -----
         JEWELRY                      57,082.49  66.84
                                     ------------------

----------------------------------------------------------------------

43715  CHILDRENS PLACE OUTL 4,350     84,474.00  19.42
                                      47,628.00  10.95
                                      18,012.00   4.14
                                      13,050.00   3.00
                                       6,264.00   1.44
                                     ----------  -----
         CHILDRENS READY TO WEAR     169,428.00  38.95
                                     ------------------

----------------------------------------------------------------------

Run Date 3/31/97 10:26:08 AM  Run By   barbie    Franklin Mills          PAGE 27

-----------------------------------------------------------------------------------------------------------------------------------
                 *v = Sq Ft has been verified                LEASE TERMS                                MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT       SQ FT V*   TERM         START        END       TERM   START     /MO         /YEAR     PSF
===================================================================================================================================
43717  AEROPOSTALE          4,865       4,865      Primary      1/31/97     1/30/2000  P     1/31/97  7,317.77    87,813.24  18.05
                                                   ----------------------------------  --------------------------------------------



         UNISEX



-----------------------------------------------------------------------------------------------------------------------------------
43719  ARCHIE JACOBSON      4,622       4,622      Primary      5/10/91     5/9/2001          1/1/92  5,323.42    63,881.04  15.02*
                                                   ----------------------------------         5/1/94  5,758.45    69,101.40  16.25*
                                                                                              6/1/94  5,936.42    71,237.04  16.75*
                                                                                       P     1/30/97  5,396.18    84,754.16  14.01
                                                                                             5/10/98  8,370.56    76,447.92  17.98*
                                                                                       -------------------------------------------
         MENS READY-TO-WEAR


-----------------------------------------------------------------------------------------------------------------------------------
43721  CHAMPS               8,841       8,841      Primary      11/20/92    11/19/2002 P     12/1/92 11,051.25   132,615.00  15.00
                                                   1st Option   11/20/2000  11/19/2007 P    11/20/97 12,524.75   150,297.00  17.00
                                                   ----------------------------------  1  11/20/2002 13,998.25   167,979.00  19.00
                                                                                       -------------------------------------------


         ATHLETIC & SPORTING GOODS


-----------------------------------------------------------------------------------------------------------------------------------
43725  VACANT               3,655       3,655
         VACANT
-----------------------------------------------------------------------------------------------------------------------------------
43727  DRESS BARN           5,562       5,562      Primary      5/11/89     1/31/2000        12/1/92  8,602.56   103,230.72  18.56
                                                   1st Option   2/1/2000    1/31/2005       1/1/2000  8,602.56   103,230.72  18.56
                                                   ----------------------------------       2/1/2000  9,698.76   116,385.12  20.93
                                                                                       -------------------------------------------


         WOMENS READY TO WEAR


-----------------------------------------------------------------------------------------------------------------------------------
43729  HAMILTON LUGGAGE     3,227       3,227      Primary      5/11/89     5/10/99           6/1/92  5,166.67    62,000.04  19.21
                                                   ----------------------------------        5/11/96  5,666.67    68,000.04  21.07
                                                                                       -------------------------------------------



         WOMENS READY TO WEAR


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         BREAKPOINTS                                           CURRENT MO CHARGES
                            LEASABLE   L/Y                         ANN      PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START       BKPT     BKPT       %        C    F   T       STARTS       $/MO
====================================================================================================================================
43717  AEROPOSTALE          4,865     M   Jan    P     1/31/97  1,463,554   300.83    6.00%    MIN   M   Step    1/31/97    7,317.77
                                                 ------------------------------------------    CAM   M   Step    1/31/97    4,439.31
                                                                                               TAX   M   Step    1/31/97    1,678.43
                                                                                               PRO   M   Step    1/31/97      608.13
                                                                                               OCC   M   Step    1/31/97      583.80
         UNISEX                                                                                                            ---------
                                                                                                                  TOTAL    14,627.44
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43719  ARCHIE JACOBSON      4,622     M   Jan    P     5/10/91  1,064,683   250.34    6.00%    MIN   M  Step    1/30/97     5,398.18
                                                 P     5/10/94  1,187,295   279.17    6.00%    CAM   M  Step    1/30/97     4,217.58
                                                 P     1/30/97  1,079,237   233.50    6.00%    TAX   M  Step    1/30/97     1,594.59
                                                 P     5/10/98  1,274,131   299.58    6.00%    PRO   M  Step    1/30/97     1,421.27
                                                 ------------------------------------------    OCC   M  Step    1/30/97       554.64
                                                                                                                           ---------
         MENS READY-TO-WEAR                                                                                      TOTAL     13,184.26
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43721  CHAMPS               8,841     M   Jan    P    11/20/92  2,210,250   250.00    5.00%    MIN   M  Step    12/1/92    11,051.25
                                                 P    11/20/97  2,504,950   283.33    5.00%    CAM   M  Est      1/1/97     8,067.00
                                                 1  11/20/2002  2,799,650   316.67    5.00%    TAX   M  Est      1/1/97     3,050.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97     1,884.13
                                                                                               OCC   M  Step     1/1/97     1,060.92
                                                                                                                           ---------
         ATHLETIC & SPORTING GOODS                                                                               TOTAL     25,113.30
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43725  VACANT               3,655     M   Jan
         VACANT
------------------------------------------------------------------------------------------------------------------------------------
43727  DRESS BARN           5,562     M   Jan    P     5/11/89  1,531,921   275.43    4.00%    MIN   M  Step   12/01/92     8,602.56
                                                 P     5/11/92  1,723,411   300.85    4.00%    CAM   M  Cap      1/1/97     4,380.00
                                                 1   5/11/2000  1,938,838   348.59    4.00%    TAX   M  Est      1/1/97     1,919.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       881.28
                                                                                               OCC   M  Step     1/1/97       667.44
                                                                                                                           ---------
         WOMENS READY TO WEAR                                                                                    TOTAL     16,450.28
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43729  HAMILTON LUGGAGE     3,227     Q   Jan    P     5/11/89  1,100,000   340.87    5.00%    MIN   M  Step    5/11/96     5,666.67
                                                 P     5/11/92  1,200,000   371.86    5.00%    CAM   M  Est      1/1/97     2,853.00
                                                 P     5/11/96  1,300,000   402.85    5.00%    TAX   M  Est      1/1/97     1,113.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97     1,103.88
                                                                                               OCC   M  Step     1/1/97       387.24
                                                                                                                           ---------
         WOMENS READY TO WEAR                                                                                    TOTAL     11,123.79
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43717  AEROPOSTALE          4,865     87,813.24   18.05
                                      53,271.75   10.95
                                      20,141.00    4.14
                                       7,297.50    1.50
                                       7,005.60    1.44
         UNISEX                      ----------   -----
                                     175,529.19   36.08
                                     ------------------

----------------------------------------------------------------------
43719  ARCHIE JACOBSON      4,622     64,754.16  14.01
                                      50,610.90  10.95
                                      19,135.08   4.14
                                      17,055.18   3.69
                                       6,655.68   1.44
                                     ----------  -----
         MENS READY-TO-WEAR          158,211.00  34.23
                                     ------------------

----------------------------------------------------------------------
43721  CHAMPS               8,841    132,615.00  15.00
                                      96,804.00  10.95
                                      36,600.00   4.14
                                      22,609.57   2.56
                                      12,731.04   1.44
                                     ----------  -----
         ATHLETIC & SPORTING GOODS   301,359.61  34.09
                                     ------------------

----------------------------------------------------------------------
43725  VACANT               3,655
         VACANT
----------------------------------------------------------------------
43727  DRESS BARN           5,562    103,230.72  18.56
                                      52,580.00   9.45
                                      23,028.00   4.14
                                      10,575.35   1.90
                                       8,009.28   1.44
                                     ----------  -----
         WOMENS READY TO WEAR        197,403.35  35.49
                                     ------------------

----------------------------------------------------------------------
43729  HAMILTON LUGGAGE     3,227     68,000.04  21.07
                                      34,236.00  10.61
                                      13,356.00   4.14
                                      13,246.53   4.10
                                       4,646.88   1.44
                                     ----------  -----
         WOMENS READY TO WEAR        133,485.45  41.36
                                     ------------------

----------------------------------------------------------------------

Run Date 3/31/97 10:26:13 AM  Run By   barbie   Franklin Mills           PAGE 28

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                               LEASE TERMS                                  MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT      SQ FT V*  TERM         START        END       TERM   START       /MO         /YEAR       PSF
====================================================================================================================================
43731  ATHLETES FOOT OUTLET 4,167      4,167     Primary      5/18/95     5/17/2000  P     5/18/95    6,945.00    83,340.00    20.00
                                                 1st Option   5/18/2000   5/17/2005  P     5/18/97    8,334.00   100,008.00    24.00
                                                 ----------------------------------  1   5/18/2000    9,375.75   112,509.00    27.00
                                                                                     -----------------------------------------------

         ATHLETIC & SPORTING GOODS


------------------------------------------------------------------------------------------------------------------------------------

43735  BOOT FACTORY         1,615      1,615     Primary      7/13/92     7/12/97           8/1/92   2,691.67     32,300.04    20.00
                                                 1st Option   7/13/97     7/12/2002        7/13/95   3,095.42     37,145.04    23.00
                                                 ----------------------------------        7/13/97   3,364.58     40,374.96    25.00
                                                                                     -----------------------------------------------


         SHOES


------------------------------------------------------------------------------------------------------------------------------------

43737  02 KOOL              1,730      1,730     Primary       3/7/97      1/15/98
                                                 ----------------------------------  -----------------------------------------------
         TEMPORARY


------------------------------------------------------------------------------------------------------------------------------------

43801  LEVIS               15,845     15,845     Primary       5/11/89    6/30/93           7/1/93   18,815.94   225,791.28    14.25
                                                 1st Option    7/1/93     1/31/96          2/1/95    20,136.36   241,638.32    15.25
                                                 2nd Option    2/1/96     1/31/2000  2     2/1/96    21,456.77   257,481.24    16.25
                                                 3rd Option    2/1/2000   1/31/2005        2/1/2000  22,777.18   273.326.16    17.25
                                                 4th Option    2/1/2005   1/31/2010        2/1/2005  24,097.60   289,171.20    18.25
                                                 ----------------------------------        -----------------------------------------
         UNISEX


------------------------------------------------------------------------------------------------------------------------------------

43802  BOSTONIAN            3,058      3,056     Primary        2/6/96    2/5/2001   P      2/6/96    4,074.67   48,896.04     18.00
                                                 1st Option     2/6/2001  2/5/2006          2/6/99    4,584.00   55,008.00     18.00
                                                 ---------------------------------        2/6/2001    5,093.33   61,119.96     20.00
                                                                                     -----------------------------------------------

         SHOES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                             BREAKPOINTS                                           CURRENT MO CHARGES
                            LEASABLE   L/Y                         ANN       PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START       BKPT      BKPT       %        C    F   T       STARTS       $/MO
====================================================================================================================================
43731  ATHLETES FOOT OUTLET 4,167     M   Jan    P     5/18/95  1,666,800   400.00    5.00%    MIN   M   Step    5/18/95    6,945.00
                                                 P     5/18/97  2,000,160   480.00    5.00%    CAM   M   Cap      1/1/97    3,802.00
                                                 1   5/18/2000  2,250,180   540.00    5.00%    TAX   M   Est      1/1/97    1,438.00
                                                 ------------------------------------------    PRO   M   CStep    1/1/97      984.01
                                                                                               OCC   M   Step     1/1/97      500.04
         ATHLETIC & SPORTING GOODS                                                                                         ---------
                                                                                                                  TOTAL    13,669.05
                                                                                               -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

43735  BOOT FACTORY                   M   Jan    P     7/13/92    403,750   250.00    4.00%    MIN   M  Step    7/13/95     3,095.42
                                                 P     7/13/95    444,125   275.00    4.00%    CAM   M  Cap      1/1/97     1,474.00
                                                 1     7/13/97    484,500   300.00    4.00%    TAX   M  Est      1/1/97       557.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       600.98
                                                                                               OCC   M  Step     1/1/97       193.80
                                                                                                                           ---------
         SHOES                                                                                                   TOTAL      5,921.20
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43737  02 KOOL                        Z   Jan    P      3/7/97    180,000   104.05   10.00%    TLA   M  Step     3/7/97     1,500.00
                                                 ------------------------------------------                                ---------
         TEMPORARY                                                                                               TOTAL      1,500.00
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43801  LEVIS                          M   Jan    P     5/11/89  4,250,000   268.22    3.00%    MIN   M  Step     2/1/96    21,456.77
                                                 2      2/1/96  4,517,215   285.09    3.00%    CAM   M  Est      1/1/97    14,261.00
                                                 3    2/1/2000  4,795,198   302.63    3.00%    TAX   M  Est      1/1/97     5,467.00
                                                 4    2/1/2005  5,073,180   320.18    3.00%    PRO   M  CStep    1/1/97     2,751.97
                                                 ------------------------------------------    OCC   M  Step     1/1/97     1,901.40
                                                                                                                           ---------
         UNISEX                                                                                                  TOTAL     45,838.14
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43802  BOSTONIAN                      M   Jan    P      2/6/96    977,920   320.00    5.00%    MIN   M  Step     2/6/96     4,074.67
                                                 P      2/6/99  1,100,160   360.00    5.00%    CAM   M  Est      1/1/97     2,789.00
                                                 1    2/6/2001  1,222,400   400.00    5.00%    TAX   M  Est      1/1/97     1,054.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       852.44
                                                                                               OCC   M  Step     1/1/97       366.72
         SHOES                                                                                                             ---------
                                                                                                                  TOTAL     9,136.83
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
*v = Sq Ft has been verified                                  RENT MEMO
                                                   ANN
SPACE  TENANT                             $/YR     PSF
=======================================================================
43731  ATHLETES FOOT OUTLET            83,340.00   20.00
                                       45,624.00   10.95
                                       17,256.00    4.14
                                       11,808.17    2.83
                                        6,000.48    1.44
         ATHLETIC & SPORTING GOODS    ----------   -----
                                      164,028.65   39.36
                                     -------------------
-----------------------------------------------------------------------

43735  BOOT FACTORY                    37,145.04  23.00
                                       17,688.00  10.95
                                        6,684.00   4.14
                                        7,211.81   4.47
                                        2,325.60   1.44
                                      ----------  -----
         SHOES                         71,054.45  44.00
                                     -------------------

-----------------------------------------------------------------------

43737  02 KOOL              1,730      18,000.00  10.40
                                       ---------- -----
         TEMPORARY                     18,000.00  10.40
                                     -------------------

-----------------------------------------------------------------------

43801  LEVIS               15,845     257,481.24  10.25
                                      171,132.00  10.80
                                       85,604.00   4.14
                                       33,023.58   2.08
                                       22,816.80   1.44
                                      ----------  -----
         UNISEX                       550,057.62  34.71
                                     -------------------

-----------------------------------------------------------------------

43802  BOSTONIAN                       48,896.04  16.00
                                       33,468.00  10.95
                                       12,648.00   4.14
                                       10,229.29   3.35
                                        4,400.64   1.44
         SHOES                        ----------   -----
                                      109,641.97   35.88
                                     -------------------

-----------------------------------------------------------------------

Run Date 3/31/97 10:26:17 AM  Run By   barbie     Franklin Mills         PAGE 29

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                               LEASE TERMS                                  MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT      SQ FT V*  TERM         START        END       TERM   START       /MO         /YEAR       PSF
====================================================================================================================================
43803  WEARGUARD WORK WEA   3,685      3,685     Primary      11/5/92     11/4/97         12/1/92     6,141.87    73,700.04    20.00
                                                 1st Option   11/5/97     11/4/2002  -----------------------------------------------
                                                 ----------------------------------



         SPECIALTY


------------------------------------------------------------------------------------------------------------------------------------

43807  WEST COAST OPTICAL   1,308      1,308     Primary      10/15/93    10/14/96        11/16/92    1,793.23    21,518.76    16.45
                                                 1st Option   10/15/96    10/14/99         12/1/93    3,270.00    39,240.00    30.00
                                                 ----------------------------------       10/15/96    3,815.00    45,780.00    35.00



         SERVICES


------------------------------------------------------------------------------------------------------------------------------------

43809  PALACE ELECTRONICS   1,475      1,475     Primary       10/6/90    10/5/2000         1/1/92    4,302.09    51,625.08    35.00
                                                 ----------------------------------        10/6/95    4,670.83    56,049.96    38.00
                                                                                     -----------------------------------------------



         SPECIALTY


------------------------------------------------------------------------------------------------------------------------------------

43813  SPAINS CARDS & GIFTS 3,787      3,787     Primary        8/10/89   8/9/92            9/1/93    7,067.50    84,810.00    22.40
                                                 1st Option     8/10/92   8/9/99            8/1/94    7,523.46    90,281.52    23.84
                                                 -----------------------------------        9/1/94    7,710.00    92,520.00    24.43
                                                                                           8/10/96    8,352.50   100,230.00    28.47


         CARDS & GIFTS


------------------------------------------------------------------------------------------------------------------------------------

43820  VACANT               6,241      6,241
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43821  VACANT               3,910      3,910
         VACANT

------------------------------------------------------------------------------------------------------------------------------------
43825  KID CITY            10,646     10,646     Primary        3/10/97   12/31/97
                                                 ---------------------------------
            TEMPORARY


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                             BREAKPOINTS                                           CURRENT MO CHARGES
                            LEASABLE   L/Y                         ANN       PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START       BKPT      BKPT      %        C    F   T       STARTS       $/MO
====================================================================================================================================
43803  WEARGUARD WORK WEA             M   Jan    P     11/5/92  1,228,000   333.24    5.00%    MIN   M   Step     6/1/94    6,164.67
                                                 1     11/5/97  1,350,000   366.57    5.00%    CAM   M   Cap      1/1/97    3,363.00
                                                 ------------------------------------------    TAX   M   Cap      1/1/97    1,208.00
                                                                                               PRO   M   CStep    1/1/97    1,147.58
                                                                                               OCC   M   Step     1/1/97      442.20
                                                                                                                           ---------
         SPECIALTY                                                                                               TOTAL     12,302.45
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43807  WEST COAST OPTICAL             M   Jan    P    10/15/93    490,500   375.00    8.00%    MIN   M  Step   10/15/96     3,815.00
                                                 *    10/15/96    572,250   437.50    8.00%    CAM   M  Est      1/1/97     1,194.00
                                                                                               TAX   M  Est      1/1/97       451.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       259.78
                                                                                               OCC   M  Step     1/1/97       156.96
                                                                                                                           ---------
         SERVICES                                                                                                TOTAL      5,876.74
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43809  PALACE ELECTRONICS             M   Jan    P     10/6/90  1,720,833   166.67    3.00%    MIN   M  Step    10/6/95     4,670.83
                                                 P     10/6/95  1,888,333   266.67    3.00%    CAM   M  Est      1/1/97     1,346.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97       509.00
                                                                                               PRO   M  CStep    1/1/97       588.51
                                                                                               OCC   M  Step     1/1/97       177.00
                                                                                                                           ---------
         SPECIALTY                                                                                               TOTAL      7,289.34
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43813  SPAINS CARDS & GIFTS           Q   Jan    P     8/10/89  1,000,000   264.06    5.00%    MIN   M  Step    8/10/98     8,352.50
                                                 P     8/10/90  1,200,000   316.87    5.00%    CAM   M  Step     1/1/97     3,456.00
                                                 P     8/10/91  1,659,840   438.30    5.00%    TAX   M  Est      1/1/97     1,307.00
                                                 1     8/10/92  1,619,000   427.52    5.00%    PRO   M  CStep    1/1/97     1,274.95
                                                 1     8/10/93  1,696,200   477.90    5.00%    OCC   M  Step     1/1/97       454.44
                                                 1     8/10/94  1,850,400   488.62    5.00%                                ---------
         CARDS & GIFTS                           1     8/10/96  2,004,600   529.34    5.00%                      TOTAL     14,844.89
                                                 ------------------------------------------    -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43820  VACANT                         M   Jan                                                  -------------------------------------
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43821  VACANT                         M   Jan                                                  -------------------------------------
         VACANT

------------------------------------------------------------------------------------------------------------------------------------
43825  KID CITY                       Q   Jan    *     2/27/97  1,500,000   140.90   10.00%    TLA   M  Step    2/28/97    12,500.00
                                                 ------------------------------------------                                ---------
            TEMPORARY                                                                                             TOTAL    12,500.00
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
*v = Sq Ft has been verified                                  RENT MEMO
                            LEASABLE               ANN
SPACE  TENANT               SQ FT         $/YR     PSF
=======================================================================
43803  WEARGUARD WORK WEA              73,700.04  20.00
                                       40,356.00  10.95
                                       14,496.00   3.93
                                       13,770.93   3.74
                                        5,306.40   1.44
                                      ----------  -----
         SPECIALTY                    147,629.37  40.06
                                     -------------------

-----------------------------------------------------------------------

43807  WEST COAST OPTICAL              45,780.00  35.00
                                       14,328.00  10.95
                                        5,412.00   4.14
                                        3,117.35   2,38
                                        1,883.52   1.44
                                      ----------  -----
         SERVICES                      70,520.87  53.91
                                     -------------------

-----------------------------------------------------------------------

43809  PALACE ELECTRONICS              56,049.96  38.00
                                       16,152.00  10.95
                                        6,108.00   4.14
                                        7,038.16   4.77
                                        2,124.00   1.44
                                      ----------  -----
         SPECIALTY                     87,472.12  59.30
                                     -------------------

-----------------------------------------------------------------------

43813  SPAINS CARDS & GIFTS           100,230.00  26.47
                                       41,472.00  10.95
                                       15,684.00   4.14
                                       15,299.38   4.04
                                        5,453.28   1.44
                                      ----------  -----
         CARDS & GIFTS                178,138.66  47.04
                                     -------------------

-----------------------------------------------------------------------

43820  VACANT                        --------------------
         VACANT

-----------------------------------------------------------------------

43821  VACANT                        --------------------
         VACANT

-----------------------------------------------------------------------
43825  KID CITY            10,646     150,000.00  14.09
                                      ----------   -----
            TEMPORARY                 150,000.00   14.09
                                     -------------------

-----------------------------------------------------------------------
Run Date 3/31/97 10:26:22 AM  Run By   barbie   Franklin Mills           PAGE 30

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                               LEASE TERMS                                  MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT      SQ FT V*  TERM         START        END       TERM   START       /MO         /YEAR       PSF
====================================================================================================================================
43831  RITZ CAMERA          1,437      1,437     Primary       6/1/89     5/31/99           1/1/92    2,760.24    33,122.88    23.05
                                                 ----------------------------------         6/1/94    3,181.89    38,181.12    26.57
                                                                                     -----------------------------------------------



         SERVICES


------------------------------------------------------------------------------------------------------------------------------------

43833  PRESTIGE FRAGRANCE & 1,376      1,376     Primary       2/6/92        2/4/97  P      5/1/93    3,440.00    41,280.04    30.00
                                                 1st Option    2/5/97      2/4/2002  P      2/5/95    3,784.00    45,408.00    33.00
                                                 ----------------------------------  1      2/5/97    4,128.00    49,536.00    36.00
                                                                                     1    2/5/2000    4,472.00    53,664.04    39.00
                                                                                     -----------------------------------------------

Holdover HEALTH & BEAUTY AIDS

------------------------------------------------------------------------------------------------------------------------------------

43835  CR JEWELERS OUTLET   1,255      1,255     Primary      4/20/96     4/19/2001  P     4/20/96    3,680.42    43,925.04    35.00
                                                 1st Option  4/20/2001    4/19/2006        4/20/99    3,889.58    48,434.96    37.00
                                                 ----------------------------------      4/20/2001    4,078.75    48,945.00    39.00
                                                                                         4/20/2003    4,287.92    51,455.04    41.00


         JEWELRY


------------------------------------------------------------------------------------------------------------------------------------
43837  SO  FUN KIDS         1,840      1,840     Primary       3/12/96      3/10/97  P      4/1/96    2,148.20    25,778.40    14.01
                                                 ----------------------------------  -----------------------------------------------

         CHILDRENS READY TO WEAR


------------------------------------------------------------------------------------------------------------------------------------

43838  ORIGINAL COOKIE COMP   574        574     Primary     5/11/89     5/10/99            1/1/92    4,783.33    57,399.96   100.00
                                                 ---------------------------------   -----------------------------------------------
         FOOD SPECIALTY






------------------------------------------------------------------------------------------------------------------------------------

43839  VACANT                 765        765
         VACANT


------------------------------------------------------------------------------------------------------------------------------------
43841  SNO BIZ              1,259      1,259     Primary      8/22/96      12/31/96
         UNISEX



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                              BREAKPOINTS                                         CURRENT MO CHARGES
                            LEASABLE    L/Y                          ANN       PSF
SPACE  TENANT               SQ FT     RPT  MO   TERM    START        BKPT      BKPT    %        C    F   T       STARTS       $/MO
====================================================================================================================================
43831  RITZ CAMERA                     Q   Jan    P      6/1/89     493,929   343.72  7.00%    MIN   M   Step     6/1/94    3,181.76
                                                  P      6/1/89   1,152,500   802.02  3.00%    CAM   M   Est      1/1/97    1,311.00
                                                  P      6/1/94     589,357   396.21  7.00%    TAX   M   Est      1/1/97      496.00
                                                  P      6/1/94   1,328,500   924.50  3.00%    PRO   M   CStep    1/1/97      612.48
                                                  -----------------------------------------    OCC   M   Step     1/1/97      172.44
                                                                                                                           ---------
         SERVICES                                                                                                TOTAL      5,773.68
                                                                                              --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43833  PRESTIGE FRAGRANCE              Q   Jan    P      2/5/92     589,714   428.57  5.00%    MIN   M  Step     2/5/95 H   3,784.00
                                                  P      2/5/95     648,686   471.43  5.00%    CAM   M  Est      1/1/97 H   1,256.00
                                                  1      2/5/97     707,657   514.29  5.00%    TAX   M  Est      1/1/97 H     475.00
                                                  1    2/5/2000     766,629   557.14  5.00%    PRO   M  CStep    1/1/97 H     528.44
                                                  -----------------------------------------    OCC   M  Step     1/1/97 H     165.12
                                                                                                                           ---------
Holdover HEALTH & BEAUTY AIDS                                                                 --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43835  CR JEWELERS OUTLET              M   Jan    P     4/20/96     878,500   700.00  5.00%    MIN   M  Step    4/20/96     3,660.42
                                                  P     4/20/99     928,700   740.00  5.00%    CAM   M  Est      1/1/97     1,145.00
                                                  1   4/20/2001     978,900   780.00  5.00%    TAX   M  Est      1/1/97       433.00
                                                  1   4/20/2003   1,029,100   820.00  5.00%    PRO   M  CStep    1/1/97       430.85
                                                  -----------------------------------------    OCC   M  Step     1/1/97       150.60
                                                                                                                           ---------
         JEWELRY                                                                                                 TOTAL      5,819.87
                                                                                              --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43837  SO FUN KIDS                     Z   Jan    P     3/12/96     144,000    78.26  4.00%    MIN   M  Step     4/1/96     2,148.20
                                                  -----------------------------------------    OCC   M  Step     4/1/96       220.80
                                                                                                                           ---------
         CHILDRENS READY TO WEAR                                                                                 TOTAL      2,369.00
                                                                                              --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43838  ORIGINAL COOKIE COMP            Q   Jan    P     5/11/89     600,000   045.30 10.00%    MIN   M  Step     1/1/92     4,783.33
                                                  -----------------------------------------    CAM   M  Est      1/1/97       524.00
         FOOD SPECIALTY                                                                        TAX   M  Est      1/1/97       198.00
                                                                                               PRO   M  CStep    1/1/97       266.37
                                                                                               OCC   M  Step     1/1/97        68.88
                                                                                                                           ---------
                                                                                                                 TOTAL      5,840.58
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43839  VACANT                 765      N   Jan
         VACANT
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43841  SNO BIZ              1,259     Z    Jan    P     8/22/96     180,000   142.97 10.00%    TLA   M   Step    8/22/96    1,500.00
         UNISEX                                                                                                            ---------
                                                                                                                  TOTAL     1,500.00
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43831  RITZ CAMERA                    38,181.12   26.57
                                      15,732.00   10.95
                                       5,952.00    4.14
                                       7,349.73    5.11
                                       2,069.28    1.44
                                     ----------  -----
         SERVICES                     69,284.13  48.21
                                     -----------------

--------------------------------------------------------

43833  PRESTIGE FRAGRANCE & 1,376     45,408.00  33.00
                                      15,072.00  10.95
                                       5,700.00   4.14
                                       6,341.23   4.61
                                       1,981.44   1.44
                                     ----------  -----
Holdover HEALTH & BEAUTY AIDS        -----------------

----------------------------------------------------------------------

43835  CR JEWELERS OUTLET   1,255     43,925.04  35.00
                                      13,740.00  10.95
                                       5,196.00   4.14
                                       5,170.20   4.12
                                       1,807.20   1.44
                                     ----------  -----
         JEWELRY                      69,838.44  55.65
                                     -----------------

----------------------------------------------------------------------
43837  SO FUN KIDS          1,840     25,778.40  14.01
                                       2,649.60   1.44
                                     ----------  -----
         CHILDRENS READY TO WEAR      28,428.44  15.45
                                     -----------------

------------------------------------------------------

43838  ORIGINAL COOKIE COMP   574     57,399.96 100.00
                                       6,288.00  10.95
         FOOD SPECIALTY                2,376.00   4.14
                                       3,196.44   5.57
                                         826.56   1.44
                                     ----------  -----
                                      70,086.96 122.10
                                     ------------------

----------------------------------------------------------------------

43839  VACANT                 765
         VACANT
                                     ------------------

----------------------------------------------------------------------
43841  SNO BIZ              1,259     18,000.00   14.30
         UNISEX                      ----------   -----
                                      18,000.00   14.30
                                     ------------------

----------------------------------------------------------------------

Run Date 3/31/97 10:26:28 AM  Run By   barbie   Franklin Mills           PAGE 31

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                               LEASE TERMS                                  MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT      SQ FT V*  TERM         START        END       TERM   START       /MO         /YEAR       PSF
====================================================================================================================================
43852  HAT TRICK JEWELRY    1,264      1,264     Primary      4/26/96     1/31/2001  *     4/26/96    3,897.33    46,767.96    37.00
                                                 1st Option   2/1/2001    1/13/2006  P      1/1/97    1,053.33    12,639.96    10.00
                                                 ----------------------------------         7/1/97    3,897.33    46,767.96    37.00
                                                                                           4/26/99    4,108.00    49,296.00    39.00
                                                                                          2/1/2001    4,318.67    51,824.04    41.00
         JEWELRY



------------------------------------------------------------------------------------------------------------------------------------

43853  PORTRAITS PLUS         584        584     Primary      4/8/96         7/1/96
                                                 Primary      7/8/96        9/30/96
                                                 Primary     10/1/96       12/31/96
                                                 Primary      1/1/97        6/30/97
                                                 ----------------------------------
         TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------
43854  LOLLIPOP BOUTIQUE      650         650    Primary       9/5/96       1/4/97
                                                 Primary       1/5/97      6/30/97
                                                 ---------------------------------


         TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------

43863  GNC                  1,047      1,047     Primary      1/10/92      1/9/2002         4/1/92    2,000.00    24,000.00    22.92
                                                 ----------------------------------        3/10/95    2,166.66    25.999.92    24.83
                                                                                           3/10/99    2,333.33    27,999.96    26.74
                                                                                           -----------------------------------------



         HEALTH & BEAUTY AIDS



------------------------------------------------------------------------------------------------------------------------------------

43865  MAJOR JEWELERS OUTL  1,197      1,197     Primary       11/8/90     1/31/2001        1/1/92    3,996.67    47,960.04    40.07
                                                 -----------------------------------       11/8/95    4,496.25    53,955.00    45.08
                                                                                     -----------------------------------------------



         JEWELRY



------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                             BREAKPOINTS                                           CURRENT MO CHARGES
                            LEASABLE   L/Y                          ANN      PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START        BKPT     BKPT      %        C    F   T       STARTS       $/MO
====================================================================================================================================
43852  HAT TRICK JEWELRY    1,264     M   Jan    P     4/26/96    467,680   370.00   10.00%    MIN   M   Step     1/1/97    1,053.33
                                                 P     4/26/99    492.960   390.00   10.00%    CAM   M   Est      1/1/97    1,153.00
                                                 1    2/1/2001    518,240   410.00   10.00%    TAX   M   Est      1/1/97      436.00
                                                 ------------------------------------------    PRO   M   CStep    1/1/97      433.94
                                                                                               OCC   M   Step     1/1/97      151.68
         JEWELRY                                                                                                           ---------
                                                                                                                  TOTAL     3,227.95
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43853  PORTRAITS PLUS         584     Z   Jan    P      4/8/96    180,000   308.22   10.00%    TLA   M  Step     3/1/97     2,000.00
                                                 P     11/1/96    240,000   410.96   10.00%                                ---------
                                                       12/1/96    300,000   513.70   10.00%                      TOTAL      2,000.00
                                                 P      1/1/97    180,000   308.22   10.00%     ------------------------------------
                                                 P      3/1/97    240,000   410.96   10.00%
         TEMPORARY                               P      4/1/97    180,000   108.22   10.00%

------------------------------------------------------------------------------------------------------------------------------------
43854  LOLLIPOP BOUTIQUE      650     Z   Jan    P       9/5/96   180,000   276.92   10.00%    TLA   M  Step     3/1/97     1,500.00
                                                 P      11/1/96   240,000   369.23   10.00%                                ---------
                                                 P      12/1/96   300,000   461.54   10.00%                      TOTAL      1,500.00
                                                 P       1/1/97   144,000   221.54   10.00%    -------------------------------------
                                                 P       3/1/97   180,000   276.92   10.00%
         TEMPORARY

------------------------------------------------------------------------------------------------------------------------------------

43863  GNC                  1,047     M   Jan    P     3/10/92    400,000   382.04    6.00%    MIN   M  Step    3/10/95     2,166.66
                                                 P     3/10/95    433,333   413.88    6.00%    CAM   M  Est      1/1/97       955.00
                                                 P     3/10/99    466,667   445.72    6.00%    TAX   M  Est      1/1/97       361.00
                                                 ------------------------------------------    PRO   M  CStep    1/1/97       446.25
                                                                                               OCC   M  Step     1/1/97       125.64
                                                                                                                           ---------

         HEALTH & BEAUTY AIDS                                                                                    TOTAL      4,054.55

                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43865  MAJOR JEWELERS OUTL  1,197     M   Jan    P     11/8/90  1,300,000   086.05    5.00%    MIN   M  Step    11/8/95     4,496.25
                                                 P     11/8/95  1,500,000   253.13    5.00%    CAM   M  Est      1/1/97     1,092.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97       413.00
                                                                                               PRO   M  CStep    1/1/97       473.13
                                                                                               OCC   M  Step     1/1/97       143.64
                                                                                                                           ---------
         JEWELRY                                                                                                 TOTAL      6,618.02
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43852  HAT TRICK JEWELRY    1,264     12,839.96   10.00
                                      13,836.00   10.95
                                       5,232.00    4.14
                                       5,207.28    4.12
                                       1,820.16    1.44
         JEWELRY                     ----------   -----
                                      38,735.40   30.65
                                     ------------------

----------------------------------------------------------------------

43853  PORTRAITS PLUS         584     24,000.00  41.10
                                     ----------  -----
                                      24,000.00  41.10
                                     -----------------

         TEMPORARY

----------------------------------------------------------------------
43854  LOLLIPOP BOUTIQUE      650     18,00.000  27.69
                                     ----------  -----
                                      18,000.00  27.69
                                     ------------------

         TEMPORARY

----------------------------------------------------------------------

43863  GNC                  1,047     25,999.92  24.83
                                      11,460.00  10.95
                                       4,332.00   4.14
                                       5,354.97   5.11
                                       1,507.68   1.44
                                     ----------  -----
         HEALTH & BEAUTY AIDS         48,854.57  40.47

                                     -----------------

----------------------------------------------------------------------

43865  MAJOR JEWELERS OUTL  1,197     53,955.00  45.08
                                      13,104.00  10.95
                                       4,956.00   4.14
                                       5,677.54   4.74
                                       1,723.68   1.44
                                     ----------  -----
         JEWELRY                      79,416.22  66.35
                                     ------------------


----------------------------------------------------------------------

Run Date 3/31/97 10:26:32 AM  Run By   barbie   Franklin Mills           PAGE 32

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                               LEASE TERMS                                  MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT      SQ FT V*  TERM         START        END       TERM   START       /MO         /YEAR       PSF
====================================================================================================================================
43871  HOUSE OF PERFUMES, IN  924        924     Primary     11/17/90    11/16/2000         1/1/92    3,418.50    41,022.00    44.40
                                                 ----------------------------------        12/1/93    2,941.50    35,298.00    38.20
                                                                                           11/17/97   3,100.50    37,206.00    40.27
                                                                                     -----------------------------------------------

         HEALTH & BEAUTY AIDS



------------------------------------------------------------------------------------------------------------------------------------

43874  UNITED CHECK CASHING   355        355     Primary      7/12/93       7/11/98         8/1/93    1,216.67    14,600.04    41.13
                                                 ----------------------------------        7/12/96    1,416.81    17,001.77    47.89
                                                                                     -----------------------------------------------


         SERVICES



------------------------------------------------------------------------------------------------------------------------------------

43875  ENCORE BOOKS        13,216     13,216     Primary       5/1/96    4/30/2001   P      5/1/96   11,013.33   132,159.96    10.00
                                                 1st Option  5/1/2001    4/30/2006        5/1/2001   14,317.33   171,807.96    13.00
                                                 ----------------------------------  -----------------------------------------------
         BOOKS RECORDS & TAPES





------------------------------------------------------------------------------------------------------------------------------------

43F127 BAVARIAN PRETZEL       510        510     Primary      11/11/96    11/10/2001 P    11/11/96    2,165.83    25,989.98    50.96
                                                 1st Option   11/20/200   11/10/2006    11/11/2001    2,300.00    27,600.00    54.12
                                                 ----------------------------------  -----------------------------------------------
         FOOD SPECIALTY






------------------------------------------------------------------------------------------------------------------------------------

43F129 VACANT               1,600      1,600
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F132 CHINA BUDDHA EXPRESS   218        218     Primary       7/26/96     5/10/2002 *     7/26/96      908/33    10,899.96    50.00
                                                 1st Option  5/11/2002     5/10/2007     5/11/2002      999.17    11,990.04    55.00
                                                 ----------------------------------  -----------------------------------------------
         FOOD COURT






------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                             BREAKPOINTS                                           CURRENT MO CHARGES
                            LEASABLE   L/Y                         ANN       PSF
SPACE  TENANT               SQ FT    RPT  MO   TERM    START       BKPT      BKPT      %        C    F   T       STARTS       $/MO
====================================================================================================================================
43871  HOUSE OF PERFUMES, IN  924     M   Jan    P    11/17/90    417,375   451.70    8.00%    MIN   M   Step    12/1/93    2,941.50
                                                 P    11/17/93    441,225   477.52    8.00%    CAM   M   Est      1/1/97      843.00
                                                 P    11/17/97    465,075   503.33    8.00%    TAX   M   Est      1/1/97      319.00
                                                 ------------------------------------------    PRO   M   CStep    1/1/97      458.53
                                                                                               OCC   M   Step     1/1/97      110.88
         HEALTH & BEAUTY AIDS                                                                                              ---------
                                                                                                                  TOTAL     4,670.91
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43874  UNITED CHECK CASHING   355     M   Jan    P     7/12/93    500,000   408.45    6.00%    MIN   M   Step    7/12/96    1,416.81
                                                 ------------------------------------------    CAM   M   Est      1/1/97      324.00
                                                                                               TAX   M   Est      1/1/97      122.00
                                                                                               PRO   M   CStep    1/1/97      532.79
                                                                                               OCC   M   Step     1/1/97       42.60
         SERVICES                                                                                                          ---------
                                                                                                                  TOTAL     2,438.21
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43875  ENCORE BOOKS        13,216     M   Jan    P      5/1/96  2,643,200   200.00    5.00%    MIN   M  Step     5/1/96    11,013.33
                                                 1    5/1/2001  3,436,160   360.00    5.00%    CAM   M  Cap      1/1/97    12,060.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97     4,560.00
         BOOKS RECORDS & TAPES                                                                 PRO   M  CStep    1/1/97     1,134.29
                                                                                               OCC   M  Step     1/1/97     1,585.92
                                                                                                                           ---------
                                                                                                                 TOTAL     30,353.54
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F127 BAVARIAN PRETZEL       510     M   Jan    P    11/11/96    259,900   509.61   10.00%    MIN   M  Step   11/11/96     2,165.83
                                                 1  11/11/2001    276,000   541.18   10.00%    CAM   M  Step     1/1/97       465.38
                                                 ------------------------------------------    TAX   M  Step     1/1/97       175.95
         FOOD SPECIALTY                                                                        PRO   M  Step   11/11/96       416.67
                                                                                               FCT   M  Step     1/1/97       669.38
                                                                                               OCC   M  Step     1/1/97        61.20
                                                                                                                           ---------
                                                                                                                 TOTAL      3,954.41
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F129 VACANT               1,600     M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F132 CHINA BUDDHA EXPRESS   218     M   Jan    P     7/26/96    250,000   146.79   10.00%    MIN   M  Step    7/26/96       908.33
                                                 1   5/11/2001    275,000   261.47   10.00%    CAM   M  Est      1/1/97       199.00
                                                 ------------------------------------------    TAX   M  Est      1/1/97        75.00
         FOOD COURT                                                                            PRO   M  Step     1/1/97       214.58
                                                                                               FCT   M  Est      1/1/97       701.00
                                                                                               OCC   M  Step     1/1/97        26.16
                                                                                                                           ---------
                                                                                                                 TOTAL      2,124.05
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
*v = Sq Ft has been verified                                 RENT MEMO
                            LEASABLE              ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43871  HOUSE OF PERFUMES, IN  924     35,298.00   38.20
                                      10,116.00   10.95
                                       3,828.00    4.14
                                       5,478.31    5.93
                                       1,330.56    1.44
         HEALTH & BEAUTY AIDS        ----------   -----
                                      56,050.87   60.66
                                     ------------------

----------------------------------------------------------------------

43874  UNITED CHECK CASHING   355     17,001.77   47.89
                                       3,888.00   10.95
                                       1,464.00    4.14
                                       6,393.51   18.01
                                         511.20    1.44
         SERVICES                    ----------   -----
                                      29,258.48   82.43
                                     ------------------

-------------------------------------------------------

43875  ENCORE BOOKS        13,216    132,159.96  10.00
                                     144,720.00  10.95
                                      54,720.00   4.14
         BOOKS RECORDS & TAPES        13,611.49   1.03
                                      19,031.04   1.44
                                     ----------  -----
                                     364,242.49  27.58
                                     ------------------

----------------------------------------------------------------------

43F127 BAVARIAN PRETZEL       510     25,989.96  50.96
                                       5,584.50  10.95
                                       2,111.40   4.14
         FOOD SPECIALTY                5,000.00   9.80
                                       8,032.50   1.44
                                         734.40   1.44
                                     ----------  -----
                                      47,452.76  93.04
                                     ------------------

----------------------------------------------------------------------

43F129 VACANT               1,600
         VACANT                      ------------------

----------------------------------------------------------------------

43F132 CHINA BUDDHA EXPRESS   218     10,899.96  50.00
                                       2,388.00  10.95
                                         900.00   4.14
         FOOD COURT                    2,574.72  11.81
                                      8,412.00  38.60
                                         313.92   1.44
                                     ----------  -----
                                      25,488.60 116.94
                                     ------------------

---------------------------------------------------------------------


Run Date 3/31/97 10:26:36 AM  Run By   barbie   Franklin Mills          PAGE 33

------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                               LEASE TERMS                                  MINIMUM RENT
                            LEASABLE RENTABLE
SPACE  TENANT               SQ FT     SQ FT V*  TERM         START        END       TERM   START       /MO         /YEAR       PSF
====================================================================================================================================
43F133 NATHANS                674       674     Primary     10/30/89    10/29/9900         1/1/92    4,166.57    50,000.04    58.05
                                                ----------------------------------        10/1/94    4,220.43    50,645.16    56.78
                                                                                          11/1/94    5,000.00    60.000.00    67.26
                                                                                    P      1/1/97    3,777.77    45,333.24    67.26
                                                                                    -----------------------------------------------
         FOOD COURT



------------------------------------------------------------------------------------------------------------------------------------

43F136 ARBYS                1,025     1,025     Primary     11/20/89      11/19/99  P      7/1/93    2,135.42    25,825.04    25.00
                                                ----------------------------------  P     11/1/94    2,582.50    30,750.00    30.00
                                                                                    -----------------------------------------------

         FOOD COURT



------------------------------------------------------------------------------------------------------------------------------------

43F137 BAINS DELI           1,171     1,171     Primary      5/11/89       5/10/99         1/1/93    3,236.87    38,842.44    33.18%
                                                ----------------------------------         1/1/94    3,259.13    39,109.56    33.40%
                                                                                           5/1/94    3,365.00    40,380.00    34.48%
                                                                                           6/1/94    3,415.42    40,985.04    35.00%
                                                                                    P      1/1/95    3,437.69    41,252.28    35.23%
                                                                                    P      1/1/96    3,461.83    41,541.96    35.48%
         FOOD COURT                                                                 P      1/1/97    3,487.73    41,852.78    35.74%
                                                                                    P      1/1/93    3,461.83    41,541.96    35.48%
                                                                                    ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F163 VACANT               1,052     1,052
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F167 VACANT                 688       688
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F169 VACANT                 651       651
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F171 VACANT                 759       759
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F173 VACANT                 628       628
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F175 VACANT                 711       711
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F177 VACANT                 553       553
         VACANT

------------------------------------------------------------------------------------------------------------------------------------

43F179 VACANT                 485       485
         VACANT

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
*v = Sq Ft has been verified                               BREAKPOINTS                                          CURRENT MO CHARGES
                            LEASABLE     L/Y                        ANN      PSF
SPACE  TENANT               SQ FT     RPT  MO   TERM    START      BKPT      BKPT      %        C    F   T       STARTS       $/MO
====================================================================================================================================
43F133 NATHANS                674      M   Jan    P    10/30/89   500,000   560.54   10.00%    MIN   M   Step     1/1/97    3,777.77
                                                  P    10/30/94   600,000   672.65   10.00%    CAM   M   Est      1/1/97      607.00
                                                  -----------------------------------------    TAX   M   Est      1/1/97      200.00
                                                                                               PRO   M   CStep    1/1/97      335.00
                                                                                               FCT   M   Est      1/1/97    1,723.00
                                                                                               OCC   M   Step     1/1/97       80.88
         FOOD COURT                                                                                                        ---------
                                                                                                                  TOTAL     6,723.65
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F136 ARBYS                1,025      M   Jan    P    11/20/89   419,167   408.94    6.00%    NT5   M   Step     6/1/96      700.00
                                                  P      1/1/94   503,000   490.73    6.00%    MIN   M   Step    11/1/94    2,562.50
                                                  -----------------------------------------    CAM   M   Est      1/1/97      935.00
                                                                                               TAX   M   Est      1/1/97      354.00
                                                                                               PRO   M   CStep    1/1/97      525.16
                                                                                               FCT   M   Est      1/1/97    3,297.00
                                                                                               OCC   M   Step     1/1/97      123.00
         FOOD COURT                                                                                                        ---------
                                                                                                                  TOTAL     8,496.66
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F137 BAINS DELI           1,171      Q   Jan    *      4/1/89   261,120   222.99    8.00%    MIN   M   CStep    1/1/97    3,487.73
                                                  P      7/1/89   460,800   393.51    8.00%    CAM   M   Est      1/1/97    1,069.00
                                                  P      1/1/94   504,000   430.00    8.00%    TAX   M   Est      1/1/97      404.00
                                                  P      4/1/99   220,932   188.67    8.00%    PRO   M   CStep    1/1/97      499.10
                                                  -----------------------------------------    FCT   M   Est      1/1/97    2,408.00
                                                                                               OCC   M   Step     1/1/97      140.52
         FOOD COURT                                                                                                        ---------
                                                                                                                  TOTAL     8,008.36
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F163 VACANT               1,052      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F167 VACANT                 688      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F169 VACANT                 651      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F171 VACANT                 759      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F173 VACANT                 628      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F175 VACANT                 711      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F177 VACANT                 553      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

43F179 VACANT                 485      M   Jan
         VACANT                                                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
*v = Sq Ft has been verified                                  RENT MEMO
                            LEASABLE               ANN
SPACE  TENANT               SQ FT        $/YR     PSF
======================================================================
43F133 NATHANS                674     45,333.24   67.26
                                       7,284.00   10.81
                                       2,400.00    3.56
                                       4,019.97    5.96
                                      20,676.00   30.68
                                         970.56    1.44
         FOOD COURT                  ----------   -----
                                      80,683.77  119.71
                                     ------------------

----------------------------------------------------------------------

43F136 ARBYS                1,025      8,400.00    8.20
                                      30,750.00   30.00
                                      11,220.00   10.95
                                       4,248.00    4.14
                                      39,564.00   38.60
                                       1,476.00    1.44
         FOOD COURT                  ----------   -----
                                     101,959.93   99.48
                                     ------------------

----------------------------------------------------------------------

43F137 BAINS DELI           1,171     41,852.78   35.74
                                      12,828.00   10.95
                                       4,848.00    4.14
                                       5,989.24    5.11
                                      28,896.00   24.68
                                       1,686.24    1.44
         FOOD COURT                  ----------   -----
                                      96,100.26   82.07
                                     ------------------

-------------------------------------------------------

43F163 VACANT               1,052
         VACANT                      ------------------

----------------------------------------------------------------------

43F167 VACANT                 688
         VACANT                      ------------------

----------------------------------------------------------------------

43F169 VACANT                 651
         VACANT                      ------------------

----------------------------------------------------------------------

43F171 VACANT                 759
         VACANT                      ------------------

----------------------------------------------------------------------

43F173 VACANT                 628
         VACANT                      ------------------

----------------------------------------------------------------------

43F175 VACANT                 711
         VACANT                      ------------------

----------------------------------------------------------------------

43F177 VACANT                 553
         VACANT                      ------------------

----------------------------------------------------------------------

43F179 VACANT                 485
         VACANT                      ------------------

---------------------------------------------------------------------

Run Date 3/31/97 10:26:43 AM  Run By   barbie   Franklin Mills           PAGE 34

====================================================================================================================================
                     *V = Sq Ft has been verified            LEASE TERMS                                 MINIMUM RENT
                                LEASABLE RENTABLE
SPACE      TENANT               SQ FT     SQ FT V*    TERM      START      END      TERM        START       /MO      /YEAR       PSF
====================================================================================================================================

43F180     VACANT                   518       518
             VACANT
------------------------------------------------------------------------------------------------------------------------------------
43F181     VACANT                   791       791
             VACANT
------------------------------------------------------------------------------------------------------------------------------------
43F856     T. J. CINNAMONS          649       649   Primary   8/11/92   8/10/2002               9/1/92   2,750.00  33,000.00   50.85
                                                    -----------------------------   ---------------------------------------------- -


           FOOD SPECIALTY











------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43F877     SBARRO                   951       951   Primary   5/11/8 9  5/10/99     P           1/1/93   6,350.30  76,203.60   80.13
                                                    -----------------------------
                                                                                    P           1/1/94   6,437.40  77,248.80   81.23

                                                                                    P           1/1/95   6,521.35  78,256.20   82.29

                                                                                    P           1/1/96   6,612.95  79,355.40   83.44

                                                                                    P           1/1/97   6,711.91  80,542.89   84.69

                                                                                    P           1/1/98   6,612.95  79,355.40   83.44
                                                                                    ------------------------------------------------
           FOOD COURT


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
43F878     DADDYS DELI              476       476   Primary   5/11/89   7/31/96                 9/1/93   2,181.67  26,180.04   55.00
                                                    -------
                                                    Primary   8/1/96    7/31/2006               1/1/94   3,945.34  47,344.08   99.46
                                                    -----------------------------
                                                                                    P           1/1/95   4,048.24  48,578.88  120.06

                                                                                    P           1/1/96   4,161.97  49,943.64  104.92

                                                                                                4/1/96   2,024.19  24,290.28   51.03

                                                                                                9/1/96   2,023.00  24,276.00   51.00

                                                                                                8/1/2000 2,102.33  25,227.96   53.00

                                                                                                8/1/2003 2,221.33  26,655.96   56.00
                                                                                    ------------------------------------------------

           FOOD COURT
------------------------------------------------------------------------------------------------------------------------------------
43F879     VACANT                   490       490

             VACANT
------------------------------------------------------------------------------------------------------------------------------------
43F880     ARTHUR TREACHERS FIS     503       503   Primary   11/24/93  11/23/2003              1/1/94   2,083.33  24,999.96   49.70
                                                    ------------------------------  -----------------------------------------------


           FOOD COURT











====================================================================================================================================


===========================================================================================================
                     *V = Sq Ft has been verified                       BREAKPOINTS
                                LEASABLE RENTABLE     L/Y                        ANN       PSF
SPACE      TENANT               SQ FT     SQ FT V*  RPT MO     TERM      START   BKPT      BKPT    %
===========================================================================================================
43F180     VACANT                   518       518    M   Jan
             VACANT
-----------------------------------------------------------------------------------------------------------
43F181     VACANT                   791       791    M   Jan
             VACANT
-----------------------------------------------------------------------------------------------------------
43F856     T. J. CINNAMONS          649       649    M   Jan    P     8/11/92   412,500   635.59   8.00%

                                                                P     8/11/97   462,500   712.63   8.00%
                                                                ----------------------------------------
           FOOD SPECIALTY











-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
43F877     SBARRO                   951       951    M   Jan    P     5/11/89   750,000   788.64   9.00%
                                                                ----------------------------------------










           FOOD COURT


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
43F878     DADDYS DELI              476       476    A   Jan    P     5/11/89   500,000   050.42   10.00%

                                                                P     4/1/96    292,894   615.32   10.00%

                                                                P     8/1/96    292,894   615.32   10.00%

                                                                P     8/1/2000  307,539   646.09   10.00%

                                                                P     8/1/2003  322,916   678.39   10.00%
                                                                ----------------------------------------







           FOOD COURT
-----------------------------------------------------------------------------------------------------------
43F879     VACANT                   490       490    M   Jan

             VACANT
-----------------------------------------------------------------------------------------------------------
43F880     ARTHUR TREACHERS FIS     503       503    M   Jan    P     11/24/93  312,500   621.27   8.00%

                                                                P     11/24/98  437,500   869.74   8.00%
                                                                ----------------------------------------
           FOOD COURT











===========================================================================================================


==============================================================================================================================
                     *V = Sq Ft has been verified    CURRENT MO CHARGES                                            RENT MEMO
                                LEASABLE RENTABLE                                                          ANN
SPACE      TENANT               SQ FT     SQ FT V*   C    F   T        STARTS       $/MO      $/YR         PSF
==============================================================================================================================
43F180     VACANT                   518       518
             VACANT
------------------------------------------------------------------------------------------------------------------------------
43F181     VACANT                   791       791
             VACANT
------------------------------------------------------------------------------------------------------------------------------
43F856     T. J. CINNAMONS          649       649   MIN   M   Step      9/1/92    2,750.00  33,000.00     50.85

                                                    CAM   M   Est       1/1/97      592.00   7,104.00     10.95

           FOOD SPECIALTY                           TAX   M   Est       1/1/97      224.00   2,688.00      4.14

                                                    PRO   M   CStep     1/1/97      532.79   6,393.51      9.85

                                                    FCT   M   Step      1/1/97      703.00   8,436.00     13.00

                                                    OCC   M   Step      1/1/97       77.88     934.56      1.44
                                                                                  --------  ---------     -----
                                                                     TOTAL        4,879.67  58,556.07     90.23
                                                    -------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
43F877     SBARRO                   951       951   MIN   M   CStep     1/1/97    6,711.91  80,542.89     84.69

                                                    CAM   M   Est       1/1/97      868.00  10,416.00     10.95

                                                    TAX   M   Est       1/1/97      328.00   3,936.00      4.14

                                                    PRO   M   CStep     1/1/97      266.37   3,196.44      3.36

                                                    FCT   M   Est       1/1/97    3,059.00  36,708.00     38.60

                                                    OCC   M   Step      1/1/97      114.12   1,369.44      1.44
                                                                                  --------   --------     -----
           FOOD COURT                                                TOTAL       11,347.40 136,168.78    143.18
                                                    -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
43F878     DADDYS DELI              476       476   MIN   M   Step      9/1/96    2,023.00  24,276.00     51.00

                                                    CAM   M   Est       1/1/97      434.00   5,208.00     10.95

                                                    TAX   M   Est       1/1/97      164.00   1,968.00      4.14

                                                    PRO   M   Cstep     1/1/97      265.65   3,187.79      6.70

                                                    FCT   M   Est       1/1/97    1,531.00  18,372.00     38.60

                                                    OCC   M   Step      1/1/97       57.12     685.44      1.44
                                                                                  --------  ---------    ------
                                                                       TOTAL      4,474.77  53,697.23    112.83
                                                    -------------------------------------------------------------



           FOOD COURT
-------------------------------------------------------------------------------------------------------------------------------
43F879     VACANT                   490       490

             VACANT
-------------------------------------------------------------------------------------------------------------------------------
43F880     ARTHUR TREACHERS FIS     503       503   MIN   M   Step      1/1/94    2,083.33  24,999.96     49.70

                                                    CAM   M   Est       1/1/97      459.00   5,508.00     10.95

           FOOD COURT                               TAX   M   Est       1/1/97      174.00   2,088.00      4.14

                                                    PRO   M   Cstep     1/1/97      174.19   2,090.30      4.16

                                                    FCT   M   Est       1/1/97    1,618.00  19,416.00     38.60

                                                    OCC   M   Step      1/1/97       60.36     724.32      1.44
                                                                                  --------  ---------    ------
                                                                     TOTAL        4,588.88  54,826.58    108.99
                                                    -----------------------------------------------------------


==============================================================================================================================

===================================================================================================================================
                       *V = Sq Ft has been verified         LEASE TERMS                             MINIMUM RENT
                                  LEASABLE RENTABLE
SPACE    TENANT                   SQ FT   SQ FT V*   TERM      START     END         TERM   START      /MO        /YEAR       PSF
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
43F881   MCDONALDS                694     694        Primary   9/26/96   1/31/2002   P      9/26/96    2,313.33   27,759.96   40.00

                                                     1st       2/1/2002  1/31/2007   1      2/1/2002   2,544.67   30,536.04   44.00
                                                     Option

                                                     2nd       2/1/2007  1/31/2012   2      2/1/2007   2,799.08   33,588.96   48.40
                                                     Option

                                                     3rd       2/1/2012  1/31/2017   3      2/1/2012   3,079.58   36,954.96   53.25
                                                     Option
                                                     -----------------------------   ----------------------------------------------
           FOOD COURT






-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43F882   MANDARIN EXPRESS         654     654        Primary   5/11/89   5/10/99            12/1/92    5,000.00   80,000.00   91.74
                                                     --------------------------      ----------------------------------------------

           FOOD COURT












-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43F883   CAJUN GOURMET            735     735        Primary   11/26/93  11/25/2003  P      1/1/94     1,837.50   22,050.00   30.00
                                                     ------------------------------
                                                                                     P      1/1/99     2,450.00   29,400.00   40.00
                                                                                     ----------------------------------------------


           FOOD COURT







-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43F884   VACANT                   635     635

           VACANT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43F885   A & W HOT DOGS           485     485        Primary   55/1/92   4/30/2002          7/1/92     2,918.67   35,000.04   72.17
                                                     -----------------------------
                                                                                            5/1/97     3,168.67   38,000.04   78.35
                                                                                     ----------------------------------------------


           FOOD COURT







-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43F886   PHILLY STEAK AND GRIN    637     637        Primary   11/18/89  11/17/99           1/1/92     3,333.33   39,999.96   62.79
                                                     ----------------------------
                                                                                            11/1/94    3,638.89   43,666.68   88.55

                                                                                            12/1/94    3,750.00   45,000.00   70.64

                                                                                            5/1/95     2,750.00   33,000.00   51.81

                                                                                     P      1/1/96     3,750.00   45,000.00   70.64

                                                                                     P      7/1/96     1,875.00   22,500.00   35.32

                                                                                            1/1/97     3,750.00   45,000.00   70.64
                                                                                            ---------------------------------------
           FOOD COURT
-----------------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================
                       *V = Sq Ft has been verified                     BREAKPOINTS                      CURRENT MO CHARGES
                                  LEASABLE RENTABLE     L/Y                      ANN       PSF
SPACE    TENANT                   SQ FT   SQ FT V*   RPT   MO   TERM  START      BKPT      BKPT       %     C     F   T
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
43F881   MCDONALDS                694     694        M    Jan   P     9/26/96    600,000   864.55   6.00%   MIN   M   Step

                                                                1     2/1/2002   660,000   951.01   6.00%   CAM   M   Cap


                                                                2     2/1/2007   726,000   046.11   6.00%   TAX   M   Est


                                                                3     2/1/2012   798,600   150.72   6.00%   PRO   M   CStep
                                                                -----------------------------------------

           FOOD COURT                                                                                       FCT   M   Est

                                                                                                            OCC   M   Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43F882   MANDARIN EXPRESS         654     654        M    Jan   P     5/11/89    600,000   917.43   10.00%  MIN   M   Step
                                                                ------------------------------------------

           FOOD COURT                                                                                       CAM   M   Est

                                                                                                            TAX   M   Est

                                                                                                            PRO   M   CStep

                                                                                                            FCT   M   Est

                                                                                                            OCC   M   Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43F883   CAJUN GOURMET            735     735        M    Jan   *     1/1/893    302,810   476.87   8.00%   MIN   M   Step

                                                                P     1/1/95     275,625   434.06   8.00%   CAM   M   Est

                                                                P     1/1/99     367,500   578.74   8.00%   TAX   M   Est
                                                                -----------------------------------------
           FOOD COURT                                                                                       FCT   M   Step

                                                                                                            OCC   M   Step


                                                                                                            -----------------
                                                                                                            PRO   S   Step
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43F884   VACANT                   635     635        M    Jan

           VACANT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43F885   A & W HOT DOGS           485     485        M    Jan   P     5/1/92     437,500   902.06   8.00%   MIN   M   Step

                                                                P     5/1/97     475,000   979.38   8.00%   CAM   M   Est
                                                                -----------------------------------------
                                                                                                            TAX   M   Est

           FOOD COURT                                                                                       PRO   M   CStep

                                                                                                            FCT   M   Est

                                                                                                            OCC   M   Step



                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43F886   PHILLY STEAK AND GRIN    637     637        M    Jan   P     11/18/89   415,845   852.82   10.00%   MIN  M   Step

                                                                P     11/18/97   450,000   706.44   10.00%   CAM  M   Est
                                                                ------------------------------------------
                                                                                                             TAX  M   Est

                                                                                                             PRO  M   CStep

                                                                                                             FCT  M   Est

                                                                                                             OCC  M   Step


                                                                                                            -----------------
           FOOD COURT
-----------------------------------------------------------------------------------------------------------------------------


==============================================================================================================
                       *V = Sq Ft has been verified           CURRENT MO CHARGES                   RENT MEMO
                                  LEASABLE RENTABLE                                         ANN
SPACE    TENANT                   SQ FT   SQ FT V*   STARTS          $/MO       $/YR        PSF
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
43F881   MCDONALDS                694     694        9/26/96       2,313.33   27,759.96    40.00

                                                     1/1/97          622.00     7464.00    10.76


                                                     1/1/97          239.00    2,868.00     4.14


                                                     1/1/97          429.14    5,149.68     7.42


           FOOD COURT                                1/1/97        2,125.00   25,500.00    36.75

                                                     1/1/97           83.28      999.36     1.44
                                                                   --------   ---------   ------
                                                   TOTAL           5,811.75   69,741.00   100.51
                                                   -----------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43F882   MANDARIN EXPRESS         654     654        12/1/92       5,000.00   60,000.00    91.74
                                                     ---------------------------------------------------------

           FOOD COURT                                1/1/97          597.00    7,164.00    10.95

                                                     1/1/97          226.00    2,712.00     4.14

                                                     1/1/97          266.37    3,196.44     4.89

                                                     1/1/97        2,104.00   25,248.00    38.60

                                                     1/1/97           78.48      941.76     1.44
                                                                   --------   ---------   ------
                                                   TOTAL           8,271.85   99,262.20   151.76
                                                   -----------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43F883   CAJUN GOURMET            735     735        1/1/94        1,837.50   22,050.00    30.00

                                                     1/1/97          871.00    8,052.00    10.95

                                                     1/1/97          254.00    3,048.00     4.14

           FOOD COURT                                1/1/97        1,838.00   22,056.00    30.01

                                                     1/1/97           88.20    1,058.40     1.44
                                                                   --------   ---------   ------

                                                   TOTAL           4,688.70   56,264.40    78.54
                                                   -----------------------------------------------------------
                                                     5/1/94                    5,000.00     6.80
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43F884   VACANT                   635     635

           VACANT
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43F885   A & W HOT DOGS           485     485        7/1/92        2,916.67   35,000.04    72.17

                                                     1/1/97          443.00    5,316.00    10.95

                                                     1/1/97          167.00    2,004.00     4.14

           FOOD COURT                                1/1/97          532.79    6,393.51    13.18

                                                     1/1/97        1,560.00   18,720.00    38.60

                                                     1/1/97           58.20      698.40     1.44
                                                                   --------   ---------   ------
                                                   TOTAL           5,677.66   68,131.95   140.48
                                                   -----------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43F886   PHILLY STEAK AND GRIN    637     637        1/1/97        3,750.00   45,000.00    70.64

                                                     1/1/97          581.00    6,972.00    10.95

                                                     1/1/97          220.00    2,640.00     4.14

                                                     1/1/97          525.16    8,301.93     9.89

                                                     1/1/97        2,049.00   24,588.00    38.60

                                                     1/1/97           76.44      917.28     1.44
                                                                   --------   ---------   ------
                                                   TOTAL           7,201.60   86,419.21   135.67
                                                   -----------------------------------------------------------
           FOOD COURT
--------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                       *V = Sq Ft has been verified         LEASE TERMS                             MINIMUM RENT
                                  LEASABLE RENTABLE
SPACE    TENANT                   SQ FT   SQ FT V*   TERM      START     END         TERM   START      /MO        /YEAR       PSF
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
43F887   VACANT                   626     626

           VACANT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43F901   HAAGEN DAZS              627     627        Primary   5/21/89   5/20/99            1/1/92     4,583.33   54,999.96    87.72
                                                     ---------------------------
                                                                                            5/1/94     4,731.18   56,774.16    90.55

                                                                                            6/1/94     5,000.00   60,000.00    95.69
                                                                                      ----------------------------------------------
           FOOD COURT








------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43K902   POPCORN WORLD #902       225     225        Primary   10/4/95  12/31/95

                                                     Primary    1/1/96   6/30/96
                                                     ---------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Holdover TEMPORARY
------------------------------------------------------------------------------------------------------------------------------------
43K903   AUNTIE ANNES             300     300        Primary    7/6/94    7/5/99            7/6/94     2,083.33   24,999.96    83.33

                                                     1st        7/6/99 7/5/2004     1       7/6/99     2,500.00   30,000.00   100.00
                                                     Option
                                                     ---------------------------    ------------------------------------------------

            KIOSK







------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43K913   SUNGLASS HUT             256     256        Primary   1/16/92   1/15/97            5/1/92     2,000.00   24,000.00    93.75

                                                     1st       1/16/97 1/15/2004            1/16/95    2,166.67   26,000.04   101.56
                                                     Option
                                                     ---------------------------
                                                                                            1/1/97     2,496.00   29,952.00   117.00

                                                                                            1/16/2000  2,752.00   33,024.00   129.00

                                                                                            1/16/2002  3,008.00   36,096.00   141.00
                                                                                            ----------------------------------------
         KIOSK


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43R02    LIBERTY PLAZA            0       0

           NONREPORTING
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43R04    PHILADELPHIA HOME & D    0       0

           NONREPORTING


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RC22   Toys-R-US                0       0

           NONREPORTING


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RC24   VACANT                   0       0

           VACANT
------------------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================
                       *V = Sq Ft has been verified                     BREAKPOINTS                      CURRENT MO CHARGES
                                  LEASABLE RENTABLE     L/Y                      ANN       PSF
SPACE    TENANT                   SQ FT   SQ FT V*   RPT   MO   TERM  START      BKPT      BKPT       %     C     F   T
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
43F887   VACANT                   626     626        M    Jan

           VACANT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43F901   HAAGEN DAZS              627     627        M    Jan   P     5/21/89    687,570   096.60   8.00%   MIN   M   Step
                                                                -----------------------------------------
                                                                                                            CAM   M   Est

                                                                                                            TAX   M   Est

           FOOD COURT                                                                                       PRO   M   CStep

                                                                                                            FCT   M   Est

                                                                                                            OCC   M   Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43K902   POPCORN WORLD #902       225     225        Z    Jan   P     10/4/95    240,000   066.67   10.00%  TLA   M   Step

                                                                P     1/1/96     120,000   533.33   10.00%
                                                                ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

Holdover TEMPORARY
-----------------------------------------------------------------------------------------------------------------------------
43K903   AUNTIE ANNES             300     300        M    Jan   P     7/6/94     312,500   041.67   8.00%   MIN   M   Step

                                                                P     7/6/99     375,000   250.00   8.00%   CAM   M   Est
                                                                -----------------------------------------
         KIOSK                                                                                              TAX   M   Est

                                                                                                            PRO   M   CStep

                                                                                                            OCC   M   Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43K913   SUNGLASS HUT             256     256        Z    Jan   P     1/16/92    240,000   937.50   10.00%  MIN   M   Step

                                                                P     1/16/94    260,000   015.63   10.00%  CAM   M   Est

                                                                1     1/16/97    299,520   170.00   10.00%  TAX   M   Est

                                                                1     1/16/2000  330,240   290.00   10.00%  PRO   M   CStep

                                                                1     1/16/2002  360,960   410.00   10.00%  OCC   M   Est
                                                                ------------------------------------------
         KIOSK

                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43R02    LIBERTY PLAZA            0       0          N    Jan

           NONREPORTING
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43R04    PHILADELPHIA HOME & D    0       0          N    Jan                                               CAM   M   Est

           NONREPORTING
                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RC22   Toys-R-US                0       0          N    Jan                                               CAM   M   Step

           NONREPORTING
                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RC24   VACANT                   0       0          M    Jan

           VACANT
-----------------------------------------------------------------------------------------------------------------------------


==============================================================================================================
                       *V = Sq Ft has been verified           CURRENT MO CHARGES                   RENT MEMO
                                  LEASABLE RENTABLE                                         ANN
SPACE    TENANT                   SQ FT   SQ FT V*   STARTS          $/MO       $/YR        PSF
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
43F887   VACANT                   626     626

         VACANT
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43F901   HAAGEN DAZS              627     627        6/1/94        5,000.00   60,000.00     95.69

                                                     1/1/97          565.00    6,780.00     10.81

                                                     1/1/97          186.00    2,232.00      3.56

         FOOD COURT                                  1/1/97          265.65    3,187.83      5.08

                                                     1/1/97        1,141.00   13,692.00     21.84

                                                     1/1/97           75.24      902.88      1.44
                                                                   --------   ---------    ------
                                                  TOTAL            7,232.89   86,794.71    138.42
                                                  ------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43K902   POPCORN WORLD #902       225     225        3/1/96H       1,000.00   12,000.00     53.33
                                                                   --------   ---------    ------
                                                  TOTAL            1,000.00   12,000.00     53.33
                                                  ------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Holdover TEMPORARY
--------------------------------------------------------------------------------------------------------------
43K903   AUNTIE ANNES             300     300        7/6/94        2,083.33   24,999.96     83.33

                                                     1/1/97          274.00    3,288.00     10.95


         KIOSK                                       1/1/97          103.00    1,236.00      4.14

                                                     1/1/97          452.71    5,432.46     18.11

                                                     1/1/97           36.00      432.00      1.44
                                                                   --------   ---------    ------
                                                  TOTAL            2,949.04   35,388.42    177.97
                                                  ------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43K913   SUNGLASS HUT             256     256       1/16/97        2,496.00   29,952.00    117.00

                                                     1/1/97          182.00    2,184.00     10.95


                                                     1/1/97           69.00      828.00      4.14

                                                     2/1/97          308.48    3,701.76     14.46

                                                     1/1/97           30.72      368.64      1.44
                                                                   --------   ---------    ------
         KIOSK                                    TOTAL            3,086.20   37,034.40    147.99
                                                  ------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43R02    LIBERTY PLAZA            0       0

         NONREPORTING
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43R04    PHILADELPHIA HOME & D    0       0          1/1/97        3,838.00   46,058.00     -0.96
                                                                   --------   ---------    ------
         NONREPORTING                             TOTAL            3,838.00   46,058.00     -0.96
                                                  ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RC22   Toys-R-US                0       0          1/1/96          253.00    3,036.00
                                                                   --------   ---------    ------
         NONREPORTING                             TOTAL              253.00    3,036.00
                                                  ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RC24   VACANT                   0       0

         VACANT
--------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                       *V = Sq Ft has been verified         LEASE TERMS                             MINIMUM RENT
                                  LEASABLE RENTABLE
SPACE    TENANT                   SQ FT   SQ FT V*   TERM      START     END         TERM   START      /MO        /YEAR       PSF
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
43RC26   MOBIL OIL                0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RC27   NATIONAL TIRE WAREHO     0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RE1    VACANT                   0       0

           VACANT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

43RE2    EXXON CORPORATION        0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

43RE3    WENDYS                   0       0          Primary   8/3/92    12/31/95
                                                     ----------------------------



-----------------------------------------------------------------------------------------------------------------------------------

Holdover   NONREPORTING

-----------------------------------------------------------------------------------------------------------------------------------
43RE4    JEWELRY III              0       0
           NONREPORTING


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RF5    STATE LIQUOR STORE       0       0

           NONREPORTING

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RF6    HOOTERS                  0       0



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RF7    BOSTON CHICKEN           0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RF8    PIZZA HUT                0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RF9    TACO BELL                0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43RF10  MCDONALDS                0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43G11    WHITE CASTLE             0       0

           NONREPORTING



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
43G12    CARVEL                   0       0

           NONREPORTING

------------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================
                       *V = Sq Ft has been verified                     BREAKPOINTS                      CURRENT MO CHARGES
                                  LEASABLE RENTABLE     L/Y                      ANN       PSF
SPACE    TENANT                   SQ FT   SQ FT V*   RPT   MO   TERM  START      BKPT      BKPT       %     C     F   T
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
43RC26     MOBIL OIL              0       0          N    Jan                                               CAM   M   CStep

             NONREPORTING                                                                                   PRO   M   Step



                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------
43RC27     NATIONAL TIRE WAREHO   0       0          N                                                      CAM   M   Step

             NONREPORTING

                                                                                                            -----------------
                                                                                                            -----------------
                                                                                                            PRO   A   Step
                                                                                                            -----------------


-----------------------------------------------------------------------------------------------------------------------------
43RE1      VACANT                 0       0          M    Jan

             VACANT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RE2      EXXON CORPORATION      0       0          N    Jan                                               CAM   M   Step

             NONREPORTING


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RE3      WENDYS                 0       0          N    Jan                                               CAM   M   Step

Holdover     NONREPORTING                                                                                   PRO   M   Step

                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RE4      JEWELRY III            0       0          N    Jan                                               CAM   M   Step

             NONREPORTING


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RF5      STATE LIQUOR STORE     0       0          N    Jan                                               CAM   M   CStep

             NONREPORTING

                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RF6      HOOTERS                0       0          N    Jan                                               CAM   M   Est



                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RF7      BOSTON CHICKEN         0       0          N    Jan                                               CAM   M   Cap

             NONREPORTING


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RF8      PIZZA HUT              0       0          N    Jan                                               CAM   M   Cap

             NONREPORTING                                                                                   PRO   M   CStep


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RF9      TACO BELL              0       0          N    Jan                                               PRO   M   CStep

             NONREPORTING


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RF10    MCDONALDS              0       0          N    Jan                                               CAM   M   Step

             NONREPORTING


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43G11      WHITE CASTLE           0       0          N    Jan                                               CAM   M   Step

             NONREPORTING                                                                                   PRO   M   Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43G12      CARVEL                 0       0          N    Jan                                               CAM   M   Step
             NONREPORTING                                                                                   PRO   M   Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------


==============================================================================================================
                       *V = Sq Ft has been verified           CURRENT MO CHARGES                   RENT MEMO
                                  LEASABLE RENTABLE                                         ANN
SPACE    TENANT                   SQ FT   SQ FT V*   STARTS          $/MO       $/YR        PSF
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
43RC26     MOBIL OIL              0       0          1/1/97     70.21    842.56      0.00

           NONREPORTING                              1/1/97     25.45    305.40      0.00
                                                               ------  --------     -----
                                                  TOTAL         95.66  1,147.96      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RC27     NATIONAL TIRE WAREHO   0       0          1/1/97    271.46  3,257.52      0.00
                                                               ------  --------     -----
           NONREPORTING                           TOTAL        271.46  3,257.52      0.00
                                                  ---------------------------------------
                                                  ---------------------------------------
                                                     1/1/97            7,464.24      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RE1      VACANT                 0       0

           VACANT

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RE2      EXXON CORPORATION      0       0          1/1/97     39.00    468.00     -0.58
                                                               ------  --------     -----
           NONREPORTING                           TOTAL         39.00    468.00     -0.58
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RE3      WENDYS                 0       0        11/1/92H    141.67  1,700.04

                                                   11/1/92H     56.67    680.04
                                                  ---------------------------------------
Holdover   NONREPORTING
-------------------------------------------------------------------------------------------------------
43RE4      JEWELRY III            0       0         4/16/96    157.60  1,890.00      0.00
                                                               ------  --------     -----
           NONREPORTING                           TOTAL        157.60  1,890.00      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RF5      STATE LIQUOR STORE     0       0          1/1/97    112.55  1,350.58      0.00
                                                               ------  --------     -----
           NONREPORTING                           TOTAL        112.55  1,350.58      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RF6      HOOTERS                0       0          1/1/97    216.00  2,592.58      0.58
                                                               ------  --------     -----
           NONREPORTING                           TOTAL        216.00  2,592.58      0.58
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RF7      BOSTON CHICKEN         0       0          1/1/97    123.00  1,476.00     -0.58
                                                               ------  --------     -----
           NONREPORTING                           TOTAL        123.00  1,476.00     -0.58
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RF8      PIZZA HUT              0       0          1/1/97    105.32  1,263.84      0.00

           NONREPORTING                              1/1/97    302.04  3,024.51      0.00
                                                               ------  --------     -----
                                                  TOTAL        407.38  4,888.35      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RF9      TACO BELL              0       0          1/1/97    148.21  1,778.52      0.00
                                                               ------  --------     -----
           NONREPORTING                           TOTAL        148.21  1,778.52      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RG10     MCDONALDS              0       0          1/1/97    124.95  1,499.40      0.00
                                                               ------  --------     -----
           NONREPORTING                           TOTAL        124.95  1,499.40      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RG11     WHITE CASTLE           0       0          1/1/97     48.00    576.00     -0.58

           NONREPORTING                              1/1/97     67.01    804.12      0.00
                                                               ------  --------     -----
                                                  TOTAL        115.01  1,380.12     -0.58
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
43RG12     CARVEL                 0       0          1/1/97    139.39  1,672.73      0.00

           NONREPORTING                              1/1/97     59.86    718.32      0.00
                                                               ------  --------     -----
                                                  TOTAL        199.25  2,391.05      0.00
                                                  ---------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

===================================================================================================================================
                       *V = Sq Ft has been verified         LEASE TERMS                             MINIMUM RENT
                                  LEASABLE RENTABLE
SPACE    TENANT                   SQ FT   SQ FT V*   TERM      START     END         TERM   START      /MO        /YEAR       PSF
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
43RG13     LONG JOHN SILVERS      0       0





------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RG14     CHI CHIS               0       0




             NONREPORTING


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RH15     BUGABOO CREEK          0       0          Primary   6/21/95   6/20/2004   P      6/21/95    8,750.00   105,000.00

                                                     1st       6/21/2004 6/20/2009
                                                     Option

                                                     2nd       6/21/2009 6/20/2014
                                                     Option

                                                     3rd       6/21/2014 6/20/2019
                                                     Option

                                                     4th       6/21/2019 6/20/2023
                                                     Option

             NONREPORTING
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RH16     VACANT                 0       0

             VACANT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RH17     PIZZERIA UNO           0       0





------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RI18     VACANT                 0       0

             VACANT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RI18B    RAGING WATERS CAR WA   0       0

             NONREPORTING



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RI19     HOLIDAY UNIVERSAL      0       0

             NONREPORTING





43RJ20     GENERAL CINEMA         0       0

             NONREPORTING
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RM7      VACANT                 0       0

             VACANT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43RW1      WOODHAVEN SPORTS  CE   0       0          Primary   11/1/83   10/31/2003         12/1/93    10,167.82  122,013.84

                                                                                            11/1/98     11,780.19 141,362.28

             NONREPORTING
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43ZHOSP    VACANT                 0       0

             VACANT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43ZMAIN    MAIN STREET RETAIL     0       0          Primary   1/1/94    12/31/99

             NONREPORTING
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43ZPHON    TELECOIN COMMUNICATI   0       0



------------------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================
                       *V = Sq Ft has been verified                     BREAKPOINTS                      CURRENT MO CHARGES
                                  LEASABLE RENTABLE     L/Y                      ANN       PSF
SPACE    TENANT                   SQ FT   SQ FT V*   RPT   MO   TERM  START      BKPT      BKPT       %     C     F   T
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
43RG13     LONG JOHN SILVERS      0       0         N     Jan                                               CAM   M    Step

                                                                                                            PRO   M    Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RG14     CHI CHIS               0       0         N     Jan                                               CAM   M    Step

                                                                                                            PRO   M    Step

           NONREPORTING
                                                                                                            -----------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RH15     BUGABOO CREEK          0       0         N     Jan                                               CAM   M    Est

                                                                                                            PRO   M    CStep



                                                                                                            -----------------







             NONREPORTING
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RH16     VACANT                 0       0         M     Jan

             VACANT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RH17     PIZZERIA UNO           0       0         N     Jan                                               CAM   M    Step

                                                                                                            PRO   M    Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RI18     VACANT                 0       0         M     Jan

             VACANT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RI18B    RAGING WATERS CAR WA   0       0         N     Jan                                               CAM   M    Step

             NONREPORTING                                                                                   PRO   M    Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RI19     HOLIDAY UNIVERSAL      0       0         N     Jan                                               CAM   M    Est

             NONREPORTING
                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RJ20     GENERAL CINEMA         0       0         N     Jan                                               CAM   M    Est

             NONREPORTING
                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RM7      VACANT                 0       0         M     Jan

             VACANT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43RW1      WOODHAVEN SPORTS  CE   0       0         N     Jan                                               MIN   M    Step


                                                                                                            -----------------
             NONREPORTING
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43ZHOSP    VACANT                 0       0         M     Jan

             VACANT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43ZMAIN    MAIN STREET RETAIL     0       0         N     Jan

             NONREPORTING
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
43ZPHON    TELECOIN COMMUNICATI   0       0         N     Jan                                               MIS   M    Step


                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------


==============================================================================================================
                       *V = Sq Ft has been verified           CURRENT MO CHARGES                   RENT MEMO
                                  LEASABLE RENTABLE                                         ANN
SPACE    TENANT                   SQ FT   SQ FT V*   STARTS          $/MO       $/YR        PSF
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
43RG13     LONG JOHN SILVERS      0       0             1/1/97        134.32    1,611.84    0.00

                                                        1/1/97         67.17      806.04    0.00
                                                                   ---------  ----------   -----
                                                     TOTAL            201.49    2,417.88      0.00
                                                     ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RG14     CHI CHIS               0       0             1/1/97        314.07    3,768.87    0.00

             NONREPORTING                               1/1/97         74.34      892.08    0.00
                                                                   ---------  ----------   -----
                                                     TOTAL            388.41    4,660.95    0.00
                                                     ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RH15     BUGABOO CREEK          0       0             1/1/97        323.00    3,876.00   -0.58

                                                        1/1/97        184.33    2,211.97    0.00
                                                                   ---------  ----------   -----
                                                     TOTAL            507.33    6,087.97   -0.58
                                                     ---------------------------------------------------
             NONREPORTING
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RH16     VACANT                 0       0

             VACANT
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RH17     PIZZERIA UNO           0       0             1/1/97        288.75    3,465.00    0.00

                                                        1/1/97        143.89    1,726.68    0.00
                                                                   ---------  ----------   -----
                                                     TOTAL            432.64    5,191.68    0.00
                                                     ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RI18     VACANT                 0       0

             VACANT
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RI18B    RAGING WATERS CAR WA   0       0             1/1/97        167.17    2,006.04    0.00

             NONREPORTING                               1/1/97        163.85    1,966.20    0.00
                                                                   ---------  ----------   -----
                                                     TOTAL            331.02    3,972.24    0.00
                                                     ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RI19     HOLIDAY UNIVERSAL      0       0             1/1/97      1,316.00   15,792.00   -0.61
                                                                   ---------  ----------   -----
             NONREPORTING                            TOTAL          1,316.00   15,792.00   -0.61
                                                     ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RJ20     GENERAL CINEMA         0       0             1/1/97      4,208.00   50,496.00   -0.59
                                                                   ---------  ----------   -----
             NONREPORTING                            TOTAL          4,208.00   50,496.00   -0.59
                                                     ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RM7      VACANT                 0       0

             VACANT
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43RW1      WOODHAVEN SPORTS  CE   0       0            12/1/93     10,167.82  122,013.84
                                                                   ---------  ----------   -----
                                                     TOTAL         10,167.82  122,013.84
                                                     ----------------------------------------------------
             NONREPORTING
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43ZHOSP    VACANT                 0       0

             VACANT
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43ZMAIN    MAIN STREET RETAIL     0       0

             NONREPORTING
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
43ZPHON    TELECOIN COMMUNICATI   0       0             1/1/97      5,000.00   60,000.00    0.00
                                                                   ---------  ----------   -----
                                                     TOTAL          5,000.00   60,000.00    0.00
                                                     ----------------------------------------------------
--------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                       *V = Sq Ft has been verified         LEASE TERMS                             MINIMUM RENT
                                  LEASABLE RENTABLE
SPACE    TENANT                   SQ FT   SQ FT V*   TERM      START     END         TERM   START      /MO        /YEAR       PSF
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
43ZWAST    WASTE MGMT
              OF DEL VA               0          0



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------




=============================================================================================================================
                       *V = Sq Ft has been verified                     BREAKPOINTS                      CURRENT MO CHARGES
                                  LEASABLE RENTABLE     L/Y                      ANN       PSF
SPACE    TENANT                   SQ FT   SQ FT V*   RPT   MO   TERM  START      BKPT      BKPT       %     C     F   T
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
43ZWAST    WASTE MGMT                 0          0   N     Jan                                              MIS   M   Step
              OF DEL VA

                                                                                                            -----------------
-----------------------------------------------------------------------------------------------------------------------------


==============================================================================================================
                       *V = Sq Ft has been verified           CURRENT MO CHARGES                   RENT MEMO
                                  LEASABLE RENTABLE                                         ANN
SPACE    TENANT                   SQ FT   SQ FT V*   STARTS          $/MO       $/YR        PSF
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
43ZWAST    WASTE MGMT
              OF DEL VA               0          0
                                                       1/1/95      3,200.00   38,400.00    0.00
                                                                   --------   ---------    ----
                                                     TOTAL         3,200.00   38,400.00    0.00
--------------------------------------------------
                              --------------------
        TOTAL                 1,761,601  1,761,601
                              --------------------

                           ======================================
[LOGO]   SUMMARY PAGE                   FRANKLIN MILLS
          COMPARABLE       Monthly Gross Sales Comparative Report
                           Detail by Category as of December 1996
                           ======================================

==============================================================================================================================
                                                   CURRENT MONTH GROSS SALES                YEAR TO DATE GROSS SALES
                                               -------------------------------------------------------------------------------
                                                                                          1996            1995
                                  SQUARE                                                 TOTAL           TOTAL
CATEGORY                          FOOTAGE        12/96          12/95    VARIANCE        SALES           SALES    VARIANCE
==============================================================================================================================
ART & HOME FURNISHINGS             12,064        297,736        296,908       0%       1,961,338       2,162,164      -8%
------------------------------------------------------------------------------------------------------------------------------
ATHLETIC & SPORTING GOODS          17,931        637,421        664,111      -4%       4,860,018       4,200,008      16%
------------------------------------------------------------------------------------------------------------------------------
BOOKS, RECORDS & TAPES             25,322        722,772        710,440       2%       3,290,596       3,550,451      -7%
------------------------------------------------------------------------------------------------------------------------------
CARDS & GIFTS                      12,244        355,671        392,686      -9%       1,780,375       1,920,382      -7%
------------------------------------------------------------------------------------------------------------------------------
CHILDRENS READY-TO-WEAR             5,845         47,603        365,790      20%       2,892,622       2,364,676      22%
------------------------------------------------------------------------------------------------------------------------------
FOOD COURT                          9,615        609,712        657,334      -7%       4,742,964       4,789,661      -1%
------------------------------------------------------------------------------------------------------------------------------
FOOD SPECIALTY                      5,073        202,001        201,221       0%       1,598,729       1,431,964      12%
------------------------------------------------------------------------------------------------------------------------------
HANDBAGS, LEATHER & LUGGAGE         9,739        506,724        390,196      30%       2,423,346       2,457,314      -1%
------------------------------------------------------------------------------------------------------------------------------
HEALTH & BEAUTY AIDS                9,407        688,771        634,625       9%       3,284,070       3,352,933      -2%
------------------------------------------------------------------------------------------------------------------------------
JEWELRY                             4,852        569,214        705,969     -19%       2,947,763       3,243,534      -9%
------------------------------------------------------------------------------------------------------------------------------
KIOSK                                 556         86,760         80,017       8%         763,798         701,530       9%
------------------------------------------------------------------------------------------------------------------------------
MENS READY-TO-WEAR                 19,881        674,437        660,263       2%       4,334,276       4,296,485       1%
------------------------------------------------------------------------------------------------------------------------------
RESTAURANT                         17,143        389,844        374,761       4%       3,507,734       3,466,791       1%
------------------------------------------------------------------------------------------------------------------------------
SERVICES                            9,794        432,293        407,540       6%       3,225,923       3,307,519      -2%
------------------------------------------------------------------------------------------------------------------------------
SHOES                              56,569      1,360,827      1,428,512      -5%      13,092,026      14,170,537      -8%
------------------------------------------------------------------------------------------------------------------------------
SPECIALTY                          28,751      1,197,847      1,377,398     -13%       7,253,046       8,087,356     -10%
------------------------------------------------------------------------------------------------------------------------------
TOY & HOBBY                        15,147      1,451,659      1,473,468      -1%       4,653,025       4,451,466       5%
------------------------------------------------------------------------------------------------------------------------------
UNISEX                             49,463      2,237,958      1,966,144      14%      14,638,545      13,892,639       5%
------------------------------------------------------------------------------------------------------------------------------
WOMEN'S READY TO WEAR              57,411      1,911,353      1,846,195       4%      16,249,016      17,929,749      -8%
==============================================================================================================================

RETAIL COMPARABLE                 365,807     14,772,602     14,833,680       1%      97,698,228      99,777,158      -2%

      ------------------------------------------------------------------------------------------------------------------------
      ENTERTAINMENT                 3,288         30,960         30,143       3%         294,786         292,423       1%

      MAJORS                      259,254      5,866,077      5,877,735       0%      45,153,317      44,532,703       1%

      ANCHORS                     259,766      5,705,715      4,928,629      16%      31,296,934      32,219,717      -3%
==============================================================================================================================

ANHCOR /MAJOR / ENT COMP          522,306     11,602,752     10,836,507       7%      76,745,036      77,044,843       0%

==============================================================================================================================
TOTAL  COMPARABLE                 888,115     26,375,354     25,470,087       4%     174,444,263     176,822,001      -1%


=====================================================================================================
                                        GROSS SALES / SQUARE FOOT
                                  -------------------------------------------------------------------
                                       1996      1995                        1996             1995
                                      PROJ       ACT/                      PROJECTED       ANNUALIZED
CATEGORY                                         PROJ        VARIANCE        SALES           SALES
=====================================================================================================
ART & HOME FURNISHINGS                164         179            -8%       1,981,338       2,162,164
-----------------------------------------------------------------------------------------------------
ATHLETIC & SPORTING GOODS             271         234            16%       4,860,018       4,200,008
-----------------------------------------------------------------------------------------------------
BOOKS, RECORDS & TAPES                130         140            -7%       3,290,595       3,550,451
-----------------------------------------------------------------------------------------------------
CARDS & GIFTS                         145         157            -7%       1,780,375       1,920,382
-----------------------------------------------------------------------------------------------------
CHILDRENS READY-TO-WEAR               495         405            22%       2,892,622       2,364,676
-----------------------------------------------------------------------------------------------------
FOOD COURT                            493         498            -1%       4,742,984       4,789,661
-----------------------------------------------------------------------------------------------------
FOOD SPECIALTY                        315         282            12%       1,598,729       1,431,964
-----------------------------------------------------------------------------------------------------
HANDBAGS, LEATHER & LUGGAGE           249         252            -1%       2,423,346       2,457,314
-----------------------------------------------------------------------------------------------------
HEALTH & BEAUTY AIDS                  349         256            -2%       3,284,071       3,352,933
-----------------------------------------------------------------------------------------------------
JEWELRY                               608         668            -9%       2,947,764       3,243,534
-----------------------------------------------------------------------------------------------------
KIOSK                               1,374       1,262             9%         763,797         701,530
-----------------------------------------------------------------------------------------------------
MENS READY-TO-WEAR                    218         216             1%       4,334,276       4,296,485
-----------------------------------------------------------------------------------------------------
RESTAURANT                            205         202             1%       3,507,733       3,466,791
-----------------------------------------------------------------------------------------------------
SERVICES                              367         376            -2%       3,225,923       3,307,519
-----------------------------------------------------------------------------------------------------
SHOES                                 231         251            -8%      13,092,027      14,170,537
-----------------------------------------------------------------------------------------------------
SPECIALTY                             252         281           -10%       7,253,045       8,087,356
-----------------------------------------------------------------------------------------------------
TOY & HOBBY                           307         294             5%       4,653,026       4,451,466
-----------------------------------------------------------------------------------------------------
UNISEX                                296         281             5%      14,638,546      13,892,639
-----------------------------------------------------------------------------------------------------
WOMEN'S READY TO WEAR                 286         312            -8%      16,429,017      17,929,749
=====================================================================================================

RETAIL COMPARABLE                     267         273            -2%      97,699,232      99,777,158

      -----------------------------------------------------------------------------------------------
      ENTERTAINMENT                    90          89             1%         294,786         292,423

      MAJORS                          174         172             1%      45,153,117      44,532,703

      ANCHORS                         120         124            -3%      31,296,934      32,219,717
=====================================================================================================

ANCOR /MAJOR / ENT COMP               147         148             0%      76,745,037      77,044,843

=====================================================================================================
TOTAL  COMPARABLE                     196         199            -1%     174,444,269     176,822,001

                     ---------------------------------------
[Logo of The                     Franklin Mills
Mills Corporation]   Monthly Gross Sales Comparative Report
S1                   Detail by Category as of December 1996
                     ---------------------------------------
Project #43

=================================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        -------------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
=================================================================================================================================
ART & HOME FURNISHINGS

        Comparable

43115      BOMBAY COMPANY                    3,600     76,690      77,587     -1%      818,317   12      990,992  12    -17%
---------------------------------------------------------------------------------------------------------------------------------
43423      FAMOUS BRANDS HOUSEWARES OUTLE    3,721    110,533     101,469      9%      609,871   12      535,421  12     14%
---------------------------------------------------------------------------------------------------------------------------------
43702      O J ART GALLERY                   1,088     32,000      16,650     92%      184,907   12      140,146  12     32%
---------------------------------------------------------------------------------------------------------------------------------
43725      PRICE OUTLET                      3,655     78,512     101,202    -22%      368,243   12      495,605  12    -26%
---------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                       12,064    297,736     296,906      0%    1,981,338         2,162,164         -8%
=================================================================================================================================

        NonComparable

43820      CATALOG COLLECTIONS               6,241    117,265                          434,176    9                0
---------------------------------------------------------------------------------------------------------------------------------

Total      NonComparable                     6,241    117,265                          434,176
=================================================================================================================================
Total      ART & HOME FURNISHINGS           18,305    415,001     296,908            2,415,514         2,162,164
=================================================================================================================================

=================================================================================================================================
ATHLETIC & SPORTING GOODS

        Comparable

43721      CHAMPS #14983                     8,841    366,002     387,777     -6%    2,626,940   12    1,719,496  12     53%
---------------------------------------------------------------------------------------------------------------------------------
43161      FOOTQUARTERS                      6,354    180,278     164,154     10%    1,338,187   12    1,172,552  12     14%
---------------------------------------------------------------------------------------------------------------------------------
43206      NORDIC TRACK                      2,736     91,141     112,180    -19%      894,891   12    1,307,960  12    -32%
---------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                       17,931    637,421     664,111     -4%    4,860,018         4,200,008         16%
=================================================================================================================================

        NonComparable

43731      ATHLETE'S FOOT OUTLET             4,167    207,532     173,190            1,582,568   12      921,214   7
---------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                     4,167    207,532                        1,582,568
=================================================================================================================================

=====================================================================================================================
                                                  GROSS SALES / SQUARE FOOT
                                           --------------------------------------------------------------------------
                                            Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                   PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                                PROJ              Factor       SALES          SALES
=====================================================================================================================
ART & HOME FURNISHINGS

        Comparable

43115      BOMBAY COMPANY                   367       227       275       -17%     1000        818,317       990,992
---------------------------------------------------------------------------------------------------------------------
43423      FAMOUS BRANDS HOUSEWARES OUTLE   360       164       144        14%     1000        609,871       535,421
---------------------------------------------------------------------------------------------------------------------
43702      O J ART GALLERY                  367       170       129        32%     1000        184,907       140,146
---------------------------------------------------------------------------------------------------------------------
43725      PRICE OUTLET                       0       101       136       -26%     1000        368,243       495,605
---------------------------------------------------------------------------------------------------------------------
Total      Comparable                                 164       179        -8%               1,981,338     2,162,164
=====================================================================================================================

        NonComparable

43820      CATALOG COLLECTIONS              120        91                          0765        567,587
---------------------------------------------------------------------------------------------------------------------

Total      NonComparable                               91                                      567,587
=====================================================================================================================
Total      ART & HOME FURNISHINGS                     139                                     2,548,925     2,162,164
=====================================================================================================================

=====================================================================================================================
ATHLETIC & SPORTING GOODS

        Comparable

43721      CHAMPS #14983                 250          297       194        53%     1000      2,626,940     1,719,496
---------------------------------------------------------------------------------------------------------------------
43161      FOOTQUARTERS                  372          211       185        14%     1000      1,338,187     1,172,552
---------------------------------------------------------------------------------------------------------------------
43206      NORDIC TRACK                  450          327       478        32%     1000        894,891     1,307,960
---------------------------------------------------------------------------------------------------------------------
Total      Comparable                                 271       234        16%               4,860,018     4,200,008
=====================================================================================================================

        NonComparable

43731      ATHLETE'S FOOT OUTLET         400          380       320                1000      1,582,568     1,335,129
---------------------------------------------------------------------------------------------------------------------
Total      NonComparable                              380                                    1,582,568     1,335,129
=====================================================================================================================


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 1

================================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        ------------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
================================================================================================================================
================================================================================================================================
Total      ATHLETIC & SPORTING GOODS        22,096    844,952     837,301            6,442,585         5,121,222
================================================================================================================================

================================================================================================================================
BOOKS, RECORDS & TAPES

        Comparable

43601      SAM GOODY #4606                  12,092    278,158     294,626     -6%    1,469,026   12    1,483,405  12     -1%
--------------------------------------------------------------------------------------------------------------------------------
43441      THE WALL #441                     7,546    177,699     250,202    -29%      754,723   12    1,237,999  12    -39%
--------------------------------------------------------------------------------------------------------------------------------
43509      THE WALL #509                     5,684    266,915     165,612     61%    1,066,846   12      828,747  12     29%
--------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                       25,322    722,772     710,440      2%    3,290,596         3,550,451         -7%
================================================================================================================================

        NonComparable

43875      ENCORE BOOKS                     13,216    321,355                        1,029,696    8                0
--------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                    13,216    321,355                        1,029,696
================================================================================================================================
Total      BOOKS, RECORDS & TAPES           38,538  1,044,127     710,440            4,320,292         3,550,451
================================================================================================================================

================================================================================================================================
CARDS & GIFTS

        Comparable

43317      ACCENT ON ANIMALS                   881     39,733      38,426      3%      220,212   12      235,888  12     -7%
--------------------------------------------------------------------------------------------------------------------------------
43605      CARD AND GIFT OUTLET              3,532     64,478      74,907    -14%      358,578   12      387,475  12     -7%
--------------------------------------------------------------------------------------------------------------------------------
43113      PAPER FACTORY,  THE               3,727     30,132      53,019    -43%      308,168   12      363,117  12    -15%
--------------------------------------------------------------------------------------------------------------------------------
43813      SPAIN'S CARDS AND GIFTS           3,787    163,924     178,137     -8%      673,833   12      728,273  12     -7%
--------------------------------------------------------------------------------------------------------------------------------
43354      WATCHES GALORE                      317     57,404      48,198     19%      219,584   12      205,629  12      7%
--------------------------------------------------------------------------------------------------------------------------------

Total      Comparable                       12,244    355,671     392,686     -9%    1,780,375         1,920,382         -7%
================================================================================================================================


==================================================================================================================
                                              GROSS SALES / SQUARE FOOT
                                       ---------------------------------------------------------------------------
                                         Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                             PROJ              Factor       SALES          SALES
==================================================================================================================
==================================================================================================================
Total      ATHLETIC & SPORTING GOODS               292                                    6,442,586     5,535,137
==================================================================================================================

==================================================================================================================
BOOKS, RECORDS & TAPES

        Comparable

43601      SAM GOODY #4606               320       121       123        -1%     1000      1,469,026     1,483,705
------------------------------------------------------------------------------------------------------------------
43441      THE WALL #441                 504       100       164       -39%     1000        754,723     1,237,999
------------------------------------------------------------------------------------------------------------------
43509      THE WALL #509                 555       188       146        29%     1000      1,066,846       828,747
------------------------------------------------------------------------------------------------------------------
Total      Comparable                              130       140        -7%               3,290,595     3,550,451
==================================================================================================================

        NonComparable

43875      ENCORE BOOKS                  200       108                          0724     1,422,370
------------------------------------------------------------------------------------------------------------------
Total      NonComparable                           108                                   1,422,370
==================================================================================================================
Total      BOOKS, RECORDS & TAPES                  122                                   4,712,965      3,550,451
==================================================================================================================

==================================================================================================================
CARDS & GIFTS

        Comparable

43317      ACCENT ON ANIMALS             600       250       268        -7%     1000        220,212       235,888
------------------------------------------------------------------------------------------------------------------
43605      CARD AND GIFT OUTLET          307       102       110        -7%     1000        358,578       387,475
------------------------------------------------------------------------------------------------------------------
43113      PAPER FACTORY,  THE           120        83        97       -15%     1000        308,168       363,117
------------------------------------------------------------------------------------------------------------------
43813      SPAIN'S CARDS AND GIFTS       529       178       192        -7%     1000        673,833       728,273
------------------------------------------------------------------------------------------------------------------
43354      WATCHES GALORE                757       693       649         7%     1000        219,584       205,629
------------------------------------------------------------------------------------------------------------------

Total      Comparable                              145       157        -7%               1,780,375     1,920,382
==================================================================================================================


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 2

================================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        ------------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
================================================================================================================================
Total      CARDS & GIFTS                    12,244    355,671     392,686            1,780,375         1,920,382
================================================================================================================================

================================================================================================================================
CHILDRENS READY-TO-WEAR

        Comparable

43651      BABY GUESS & GUESS KIDS           1,495     94,297     100,196     -6%      835,082   12      730,879  12     14%
--------------------------------------------------------------------------------------------------------------------------------
43715      CHILDREN'S OUTLET, THE            4,350    343,306     265,592     29%    2,057,540   12    1,633,797  12     26%
--------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                        5,845    437,603     365,790     20%    2,892,622         2,364,676         22%
================================================================================================================================

        NonComparable

43335      CARTERS CHILDRENSWEAR             4,812    122,712      86,433              992,843   12      111,433   2
--------------------------------------------------------------------------------------------------------------------------------
43837      SO FUN KIDS                       1,840     17,348                          170,956   10                0
--------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                     6,652    140,060                        1,163,799
================================================================================================================================
Total      CHILDRENS READY-TO-WEAR          12,497    577,663     452,223            4,056,421         2,476,109
================================================================================================================================

================================================================================================================================
FOOD COURT

        Comparable

43F885     A & W HOTDOG                        485     23,796      27,093    -12%      202,053   12      191,889  12      5%
--------------------------------------------------------------------------------------------------------------------------------
43F136     ARBY'S                            1,025     64,320      69,380     -7%      512,253   12      462,415  12     11%
--------------------------------------------------------------------------------------------------------------------------------
43F880     ARTHUR TREACHERS II                 503     52,432      45,196     16%      339,260   12      318,729  12      6%
--------------------------------------------------------------------------------------------------------------------------------
43F137     BAIN'S DELI                       1,171     46,400      51,002     -9%      397,431   12      425,611  12     -7%
--------------------------------------------------------------------------------------------------------------------------------
43F163     BURGER KING CORP                  1,052     71,094      80,092    -11%      651,346   12      653,955  12      0%
--------------------------------------------------------------------------------------------------------------------------------
43F883     CAJUN GOURMET                       735     21,035      27,143    -23%      174,443   12      208,600  12     16%
--------------------------------------------------------------------------------------------------------------------------------
43F878     DADDY'S DELI                        476     28,563      37,607    -24%      242,959   12      269,491  12    -10%
--------------------------------------------------------------------------------------------------------------------------------
43F901     HAAGEN-DAZS #901                    627     26,787      28,067     -5%      201,058   12      220,661  12     -9%
--------------------------------------------------------------------------------------------------------------------------------
43F911     HAAGEN-DAZS II #911                 625     26,914      19,496     38%      172,480   12      178,949  12     -4%
--------------------------------------------------------------------------------------------------------------------------------
43F882     MANDARIN EXPRESS #17                654     49,550      50,293     -1%      399,856   12      380,516  12      5%
--------------------------------------------------------------------------------------------------------------------------------
43F133     NATHAN'S                            674     71,150      81,547    -13%      402,461   12      494,644  12     19%
--------------------------------------------------------------------------------------------------------------------------------
43F886     PHILLY STEAK AND GRINDER            637     31,639      35,470    -11%      248,929   12      249,323  12      0%
--------------------------------------------------------------------------------------------------------------------------------
43F877     SBARRO                              951     96,032     104,949     -8%      798,455   12      734,877  12      9%
--------------------------------------------------------------------------------------------------------------------------------



======================================================================================================================
                                                  GROSS SALES / SQUARE FOOT
                                          ----------------------------------------------------------------------------
                                             Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                    PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                                 PROJ              Factor       SALES          SALES
======================================================================================================================
Total      CARDS & GIFTS                               145                                    1,780,375     1,920,382
======================================================================================================================

======================================================================================================================
CHILDRENS READY-TO-WEAR

        Comparable

43651      BABY GUESS & GUESS KIDS           700       559       489        14%     1000        835,082       730,879
----------------------------------------------------------------------------------------------------------------------
43715      CHILDREN'S OUTLET, THE            388       473       376        26%     1000      2,057,540     1,633,797
----------------------------------------------------------------------------------------------------------------------
Total      Comparable                                  495       405        22%               2,892,622     2,364,676
======================================================================================================================

        NonComparable

43335      CARTERS CHILDRENSWEAR             340       206        85                1000        992,843       408,828
----------------------------------------------------------------------------------------------------------------------
43837      SO FUN KIDS                        78       101                          0917        186,469
----------------------------------------------------------------------------------------------------------------------
Total      NonComparable                               177                                    1,179,312       408,828
======================================================================================================================
Total      CHILDRENS READY-TO-WEAR                     326                                    4,071,934     2,773,504
======================================================================================================================

======================================================================================================================
FOOD COURT

        Comparable

43F885     A & W HOTDOG                      902       417       396         5%     1000        202,053       191,889
----------------------------------------------------------------------------------------------------------------------
43F136     ARBY'S                            491       500       451        11%     1000        512,253       462,415
----------------------------------------------------------------------------------------------------------------------
43F880     ARTHUR TREACHERS II               621       674       634         6%     1000        339,260       318,729
----------------------------------------------------------------------------------------------------------------------
43F137     BAIN'S DELI                       430       339       363        -7%     1000        397,431       425,611
----------------------------------------------------------------------------------------------------------------------
43F163     BURGER KING CORP                  792       619       622         0%     1000        651,346       653,955
----------------------------------------------------------------------------------------------------------------------
43F883     CAJUN GOURMET                     375       237       284       -16%     1000        174,443       208,600
----------------------------------------------------------------------------------------------------------------------
43F878     DADDY'S DELI                      615       510       566       -10%     1000        242,959       269,491
----------------------------------------------------------------------------------------------------------------------
43F901     HAAGEN-DAZS #901                1,097       321       352        -9%     1000        201,058       220,661
----------------------------------------------------------------------------------------------------------------------
43F911     HAAGEN-DAZS II #911                 0       276       286        -4%     1000        172,480       178,949
----------------------------------------------------------------------------------------------------------------------
43F882     MANDARIN EXPRESS #17              917       611       582         5%     1000        399,856       380,516
----------------------------------------------------------------------------------------------------------------------
43F133     NATHAN'S                          890       597       734       -19%     1000        402,461       494,644
----------------------------------------------------------------------------------------------------------------------
43F886     PHILLY STEAK AND GRINDER          653       391       391         0%     1000        248,929       249,323
----------------------------------------------------------------------------------------------------------------------
43F877     SBARRO                            789       840       773         9%     1000        798,455       734,877
----------------------------------------------------------------------------------------------------------------------


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 3

===============================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        -----------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
===============================================================================================================================
Total      Comparable                        9,615    609,712     657,334     -7%    4,742,984         4,789,661         -1%
===============================================================================================================================

        NonComparable

43F132     CHINA BUDDHA EXPRESS                218     18,674                           75,088    5                0
-------------------------------------------------------------------------------------------------------------------------------
43F881     MCDONALD'S                          694    115,599                          297,913    4                0
-------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                       912    134,274                          373,001
===============================================================================================================================
Total      FOOD COURT                       10,527    743,966     657,334            5,115,985         4,789,661
===============================================================================================================================

===============================================================================================================================
FOOD SPECIALTY

        Comparable

43704      FUDGERY, THE                        794     33,455      32,112      4%      277,749   12      295,362  12     -6%
-------------------------------------------------------------------------------------------------------------------------------
43705      MR BULKY                          2,295     72,944      58,496     25%      507,305   12      356,227  12     42%
-------------------------------------------------------------------------------------------------------------------------------
43838      ORIGINAL COOKIE COMPANY, THE        574     21,092      27,032    -22%      175,843   12      177,436  12     -1%
-------------------------------------------------------------------------------------------------------------------------------
43F856     T J CINNAMON BUNS                   649     34,582      34,040      2%      260,840   12      248,224  12      5%
-------------------------------------------------------------------------------------------------------------------------------
43611      TROPIK SUN FRUIT & NUT              761     39,927      49,539    -19%      376,992   12      354,716  12      6%
-------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                        5,073    202,001     201,221      0%    1,598,729         1,431,964         12%
===============================================================================================================================

        NonComparable

43F127     BAVARIAN PRETZEL                    510     27,053                           48,737    2                0
-------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                       510     27,053                           48,737
===============================================================================================================================
Total      FOOD SPECIALTY                    5,583    229,053     201,221            1,647,466         1,431,964
===============================================================================================================================

===============================================================================================================================
HANDBAGS, LEATHER & LUGGAGE

        Comparable

43358      BRIEFCASE UNLIMITED               1,201      61,479     57,390      7%      351,303   12      335,530  12      5%
-------------------------------------------------------------------------------------------------------------------------------
43729      HAMILTON LUGGAGE                  3,227      89,275     56,646     58%      479,172   12      499,280  12     -4%
-------------------------------------------------------------------------------------------------------------------------------
43313      LESLIE'S HANDBAGS                 1,636      52,350     52,200      0%      410,515   12      410,950  12      0%
-------------------------------------------------------------------------------------------------------------------------------
43707      WILSON'S LEATHER OUTLET           3,675     305,619    223,960     36%    1,182,356   12    1,211,554  12      2%
-------------------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
                                                   GROSS SALES / SQUARE FOOT
                                          -----------------------------------------------------------------------------
                                              Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                     PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                                  PROJ              Factor       SALES          SALES
=======================================================================================================================
Total      Comparable                                   493       498        -1%               4,742,984     4,789,661
=======================================================================================================================

        NonComparable

43F132     CHINA BUDDHA EXPRESS             1,147       658                          0523        143,552
-----------------------------------------------------------------------------------------------------------------------
43F881     MCDONALD'S                         865     1,024                          0419        710,536
-----------------------------------------------------------------------------------------------------------------------
Total      NonComparable                                937                                      854,088
=======================================================================================================================
Total      FOOD COURT                                   532                                    5,597,072     4,789,661
=======================================================================================================================

=======================================================================================================================
FOOD SPECIALTY

        Comparable

43704      FUDGERY, THE                       554       350       372        -6%     1000        277,749       295,362
-----------------------------------------------------------------------------------------------------------------------
43705      MR BULKY                           520       221       155        42%     1000        507,305       356,227
-----------------------------------------------------------------------------------------------------------------------
43838      ORIGINAL COOKIE COMPANY, THE     1,045       306       309        -1%     1000        175,843       177,436
-----------------------------------------------------------------------------------------------------------------------
43F856     T J CINNAMON BUNS                  636       402       382         5%     1000        260,840       248,224
-----------------------------------------------------------------------------------------------------------------------
43611      TROPIK SUN FRUIT & NUT             688       495       466         6%     1000        376,992       354,716
-----------------------------------------------------------------------------------------------------------------------
Total      Comparable                                   315       282        12%               1,598,729     1,431,964
=======================================================================================================================

        NonComparable

43F127     BAVARIAN PRETZEL                   510       365                          0262        186,163
-----------------------------------------------------------------------------------------------------------------------
Total      NonComparable                                365                                      186,163
=======================================================================================================================
Total      FOOD SPECIALTY                               320                                    1,784,892     1,431,964
=======================================================================================================================

=======================================================================================================================
HANDBAGS, LEATHER & LUGGAGE

        Comparable

43358      BRIEFCASE UNLIMITED                700       293       279         5%     1000        351,303       335,530
-----------------------------------------------------------------------------------------------------------------------
43729      HAMILTON LUGGAGE                   403       148       155        -4%     1000        479,172       499,280
-----------------------------------------------------------------------------------------------------------------------
43313      LESLIE'S HANDBAGS                  489       251       251         0%     1000        410,515       410,950
-----------------------------------------------------------------------------------------------------------------------
43707      WILSON'S LEATHER OUTLET            505       322       330        -2%     1000      1,182,356     1,211,554
-----------------------------------------------------------------------------------------------------------------------


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 4

================================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        ------------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
================================================================================================================================
Total      Comparable                        9,739     508,724    390,196     30%    2,423,346         2,457,314          1%
================================================================================================================================

        NonComparable

43543      AMERICAN TOURISTER                2,897      84,427                         235,353    4                0
--------------------------------------------------------------------------------------------------------------------------------
43433      PHILLY LEATHER OUTLET             4,094     278,285                         620,673    4                0
--------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                     6,991     362,712                         856,026
================================================================================================================================
Total      HANDBAGS, LEATHER & LUGGA        16,730     871,435    390,196            3,279,372         2,457,314
================================================================================================================================

================================================================================================================================
HEALTH & BEAUTY AIDS

        Comparable

43119      CLASS PERFUME                     1,437     125,175    119,538      5%      564,518   12      569,337  12     -1%
--------------------------------------------------------------------------------------------------------------------------------
43353      FRAGRANCE OUTLET, THE             1,362     146,838    128,930     14%      576,576   12      610,963  12     -6%
--------------------------------------------------------------------------------------------------------------------------------
43863      GENERAL NUTRITION                 1,047      64,352     30,960    108%      395,680   12      382,328  12      3%
--------------------------------------------------------------------------------------------------------------------------------
43871      HOUSE OF PERFUMES, INC.             924      55,111     63,965    -14%      246,052   12      270,089  12     -9%
--------------------------------------------------------------------------------------------------------------------------------
43143      NATURE FOOD CENTRES               1,851      38,689     33,288     16%      310,533   12      359,043  12    -14%
--------------------------------------------------------------------------------------------------------------------------------
43642      PERFUMANIA                        1,410     165,592    146,535     13%      679,463   12      651,278  12      4%
--------------------------------------------------------------------------------------------------------------------------------
43833      PRESTIGE FRAGRANCE & COSMETICS    1,376      93,014    111,369    -16%      514,249   12      509,895  12      1%
--------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                        9,407     688,771    634,625      9%    3,284,070         3,352,933         -2%
================================================================================================================================

        NonComparable

43615      COSMETICS CO STORE, THE           1,808      93,623                          99,663    2                0
--------------------------------------------------------------------------------------------------------------------------------
43647      NATURE'S ELEMENTS                   632      24,225     52,830              202,613   12      236,846  12
--------------------------------------------------------------------------------------------------------------------------------
43405      PERFUME ROMANCE                     455      29,686                          94,417    6                0
--------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                     2,895     147,534                         396,693
================================================================================================================================
Total      HEALTH & BEAUTY AIDS             12,302     836,305    687,455            3,680,763         3,589,779
================================================================================================================================

================================================================================================================================
JEWELRY

        Comparable


======================================================================================================================
                                                  GROSS SALES / SQUARE FOOT
                                          ----------------------------------------------------------------------------
                                             Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                    PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                                 PROJ              Factor       SALES          SALES
======================================================================================================================
Total      Comparable                                  249       252        -1%               2,423,346     2,457,314
======================================================================================================================

        NonComparable

43543      AMERICAN TOURISTER                333       184                          0441        533,413
----------------------------------------------------------------------------------------------------------------------
43433      PHILLY LEATHER OUTLET             267       344                          0441      1,406,720
----------------------------------------------------------------------------------------------------------------------
Total      NonComparable                               278                                    1,940,133
======================================================================================================================
Total      HANDBAGS, LEATHER & LUGGA                   261                                    4,363,479     2,457,314
======================================================================================================================

======================================================================================================================
HEALTH & BEAUTY AIDS

        Comparable

43119      CLASS PERFUME                     814       393       396        -1%     1000        564,518       569,337
----------------------------------------------------------------------------------------------------------------------
43353      FRAGRANCE OUTLET, THE             734       423       449        -6%     1000        576,576       610,963
----------------------------------------------------------------------------------------------------------------------
43863      GENERAL NUTRITION                 414       375       365         3%     1000        395,680       382,328
----------------------------------------------------------------------------------------------------------------------
43871      HOUSE OF PERFUMES, INC.           478       266       292        -9%     1000        246,052       270,089
----------------------------------------------------------------------------------------------------------------------
43143      NATURE FOOD CENTRES               594       168       194       -14%     1000        310,533       359,043
----------------------------------------------------------------------------------------------------------------------
43642      PERFUMANIA                        610       482       462         4%     1000        679,463       651,278
----------------------------------------------------------------------------------------------------------------------
43833      PRESTIGE FRAGRANCE & COSMETICS    471       374       371         1%     1000        514,249       509,895
----------------------------------------------------------------------------------------------------------------------
Total      Comparable                                  349       356        -2%               3,284,071     3,352,933
======================================================================================================================

        NonComparable

43615      COSMETICS CO STORE, THE           600       277                          0000 P      500,120
----------------------------------------------------------------------------------------------------------------------
43647      NATURE'S ELEMENTS                 593       321       375                1000        202,613       236,846
----------------------------------------------------------------------------------------------------------------------
43405      PERFUME ROMANCE                   537       335                          0619        152,596
----------------------------------------------------------------------------------------------------------------------
Total      NonComparable                               295                                      855,329        236,846
======================================================================================================================
Total      HEALTH & BEAUTY AIDS                        336                                     4,139,400     3,589,779
======================================================================================================================

======================================================================================================================
JEWELRY

        Comparable


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 5

================================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        ------------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
================================================================================================================================
43865      MAJOR JEWELERS OUTLET             1,197    151,894     194,776    -22%      627,078   12      796,268  12    -21%
--------------------------------------------------------------------------------------------------------------------------------
43356      ROYAL JEWELERS                      583     66,365      70,612     -6%      290,396   12      300,429  12     -3%
--------------------------------------------------------------------------------------------------------------------------------
43713      SENTIMENTAL JEWELRY CO OUTLET       854     79,743      83,775     -5%      341,036   12      383,141  12    -11%
--------------------------------------------------------------------------------------------------------------------------------
43150      ZALES JEWELRY OUTLET              2,218    271,212     356,806    -24%    1,689,254   12    1,763,697  12     -4%
--------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                        4,852    569,214     705,969    -19%    2,947,763         3,243,534         -9%
================================================================================================================================

        NonComparable

43835      C R JEWELERS OUTLET               1,255    111,478                          382,274    9                0
--------------------------------------------------------------------------------------------------------------------------------
43337      CLAIRE'S ETC                      1,455     64,918                          111,314    3                0
--------------------------------------------------------------------------------------------------------------------------------
43316      EARRING WORLD                     1,021     64,489      38,769              377,781   12      188,431   8
--------------------------------------------------------------------------------------------------------------------------------
43852      HAT TRICK JEWELRY                 1,264      2,537                           42,866    9                0
--------------------------------------------------------------------------------------------------------------------------------
43643      SWATCH OUTLET                     1,721     50,951      47,049              372,709   12       47,049   1
--------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                     6,716    294,372                        1,286,944
================================================================================================================================
Total      JEWELRY                          11,568    863,586     791,787            4,234,708         3,479,013
================================================================================================================================

================================================================================================================================
KIOSK

        Comparable

43K903     AUNTIE ANNE'S                       300     57,525      48,742     18%      447,398   12      396,054  12     13%
--------------------------------------------------------------------------------------------------------------------------------
43K913     SUNGLASS HUT EXPRESS II             256     29,235      31,276     -7%      316,399   12      305,476  12      4%
--------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                          556     86,760      80,017      8%      763,798           701,530          9%
================================================================================================================================
Total      KIOSK                               556     86,760      80,017              763,798           701,530
================================================================================================================================

================================================================================================================================
MENS READY-TO-WEAR

        Comparable

43525      ARCHIE JACOBSON                   4,253    110,007     110,233      0%      800,248   12      763,515  12      5%
--------------------------------------------------------------------------------------------------------------------------------
43413      BRITCHES BASEMENT                 4,797    138,446     107,580     29%      877,364   12      877,303  12      0%
--------------------------------------------------------------------------------------------------------------------------------
43329      CASUAL MALE BIG & TALL #9290      4,011    152,999     171,920    -11%      914,622   12      948,037  12     -4%
--------------------------------------------------------------------------------------------------------------------------------
43435      QUAIL'S OUTLET                    3,084    127,409     124,877      2%      863,107   12      813,845  12      6%
--------------------------------------------------------------------------------------------------------------------------------
43311      VAN HEUSEN OUTLET                 3,736    145,576     145,653      0%      878,935   12      893,785  12     -2%
--------------------------------------------------------------------------------------------------------------------------------


=======================================================================================================================
                                                   GROSS SALES / SQUARE FOOT
                                           ----------------------------------------------------------------------------
                                              Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                     PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                                  PROJ              Factor       SALES          SALES
=======================================================================================================================
43865      MAJOR JEWELERS OUTLET            1,253       524       665       -21%     1000        627,078       796,268
-----------------------------------------------------------------------------------------------------------------------
43356      ROYAL JEWELERS                     650       498       515        -3%     1000        290,396       300,429
-----------------------------------------------------------------------------------------------------------------------
43713      SENTIMENTAL JEWELRY CO OUTLET      544       399       449       -11%     1000        341,036       383,141
-----------------------------------------------------------------------------------------------------------------------
43150      ZALES JEWELRY OUTLET               667       762       795        -4%     1000      1,689,254     1,763,697
-----------------------------------------------------------------------------------------------------------------------
Total      Comparable                                   608       668        -9%               2,947,764     3,243,534
=======================================================================================================================

        NonComparable

43835      C R JEWELERS OUTLET                700       369                          0825        463,216
-----------------------------------------------------------------------------------------------------------------------
43337      CLAIRE'S ETC                       386       193                          0397        280,473
-----------------------------------------------------------------------------------------------------------------------
43316      EARRING WORLD                      711       370       245                1000        377,781       250,400
-----------------------------------------------------------------------------------------------------------------------
43852      HAT TRICK JEWELRY                  370        41                          0825         51,943
-----------------------------------------------------------------------------------------------------------------------
43643      SWATCH OUTLET                      721       217       133                1000        372,709       228,902
-----------------------------------------------------------------------------------------------------------------------
Total      NonComparable                                230                                    1,546,122       479,302
=======================================================================================================================
Total      JEWELRY                                      388                                    4,493,886     3,722,836
=======================================================================================================================

=======================================================================================================================
KIOSK

        Comparable

43K903     AUNTIE ANNE'S                    1,042     1,491     1,320        13%     1000        447,398       396,054
-----------------------------------------------------------------------------------------------------------------------
43K913     SUNGLASS HUT EXPRESS II          1,016     1,236     1,193         4%     1000        316,399       305,476
-----------------------------------------------------------------------------------------------------------------------
Total      Comparable                                 1,374     1,262         9%                 763,797       701,530
=======================================================================================================================
Total      KIOSK                                      1,374                                      763,797       701,530
=======================================================================================================================

=======================================================================================================================
MENS READY-TO-WEAR

        Comparable

43525      ARCHIE JACOBSON                    279       188       180         5%     1000        800,248       763,515
-----------------------------------------------------------------------------------------------------------------------
43413      BRITCHES BASEMENT                  165       183       183         0%     1000        877,364       877,303
-----------------------------------------------------------------------------------------------------------------------
43329      CASUAL MALE BIG & TALL #9290       374       228       236        -4%     1000        914,622       948,037
-----------------------------------------------------------------------------------------------------------------------
43435      QUAIL'S OUTLET                     246       280       264         6%     1000        863,107       813,845
-----------------------------------------------------------------------------------------------------------------------
43311      VAN HEUSEN OUTLET                  344       235       239         2%     1000        878,935       893,785
-----------------------------------------------------------------------------------------------------------------------


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 6

================================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        ------------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
================================================================================================================================
Total      Comparable                       19,881    674,437     660,263      2%    4,334,276         4,296,485          1%
================================================================================================================================

        NonComparable

43345      J RIGGING'S OUTLET               11,827    104,933                          940,822   12                0
--------------------------------------------------------------------------------------------------------------------------------
43211      TOMMY HILFIGER                    4,357    956,026                        3,976,842    9                0
--------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                    16,184  1,060,959                        4,917,664
================================================================================================================================
Total      MENS READY-TO-WEAR               36,065  1,735,396     660,263            9,251,939         4,296,485
================================================================================================================================

================================================================================================================================
RESTAURANT

        Comparable

43501      CHINA BUDDHA INN                  3,939     39,697      50,141    -21%      452,902   12      478,685  12     -5%
--------------------------------------------------------------------------------------------------------------------------------
43700      ITALIAN BISTRO # 700              5,422     93,770      99,023     -5%      870,925   12      906,493  12     -4%
--------------------------------------------------------------------------------------------------------------------------------
43458      MARTINO'S ITALIAN EATERY          2,982     43,232      47,877    -10%      381,934   12      371,788  12      3%
--------------------------------------------------------------------------------------------------------------------------------
43661      RUBY TUESDAY                      4,800    213,145     177,720     20%    1,801,972   12    1,709,825  12      5%
--------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                       17,143    389,844     374,761      4%    3,507,734         3,466,791          1%
================================================================================================================================
Total      RESTAURANT                       17,143    389,844     374,761            3,507,734         3,466,791
================================================================================================================================

================================================================================================================================
SERVICES

        Comparable

43613      CAMERA SHOP, THE                  1,561    130,411      88,362     48%      694,339   12      571,855  12     21%
--------------------------------------------------------------------------------------------------------------------------------
43162      COST CUTTERS                      2,030     44,136      50,030    -12%      443,424   12      484,819  12     -9%
--------------------------------------------------------------------------------------------------------------------------------
43456      HAIRCUTTERY                       1,056     41,295      40,792      1%      417,501   12      407,458  12      2%
--------------------------------------------------------------------------------------------------------------------------------
43357      NAILERY V, THE                      501     21,408      29,831    -28%      223,362   12      289,142  12    -23%
--------------------------------------------------------------------------------------------------------------------------------
43831      RITZ CAMERA ONE HOUR PHOTO        1,437    124,410     121,040      3%      661,002   12      759,746  12    -13%
--------------------------------------------------------------------------------------------------------------------------------
43139      SUNGLASS HUT EXPRESS                546     15,334      15,862     -3%      163,297   12      157,845  12      3%
--------------------------------------------------------------------------------------------------------------------------------
43874      UNITED CHECK CASHING                355     19,175      15,930     20%      158,587   12      139,744  12     13%
--------------------------------------------------------------------------------------------------------------------------------
43807      WEST COAST OPTICAL                1,308     36,124      45,693    -21%      464,411   12      496,911  12     -7%
--------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                        8,794    432,293     407,540      6%    3,225,923         3,307,519         -2%
================================================================================================================================


====================================================================================================================
                                                GROSS SALES / SQUARE FOOT
                                         ---------------------------------------------------------------------------
                                           Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                  PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                               PROJ              Factor       SALES          SALES
====================================================================================================================
Total      Comparable                                218       216         1%               4,334,276     4,296,485
====================================================================================================================

        NonComparable

43345      J RIGGING'S OUTLET              135        80                          1000        940,822
--------------------------------------------------------------------------------------------------------------------
43211      TOMMY HILFIGER                  650     1,105                          0826      4,815,978
--------------------------------------------------------------------------------------------------------------------
Total      NonComparable                             356                                    5,756,800
====================================================================================================================
Total      MENS READY-TO-WEAR                        280                                   10,091,076      4,296,485
====================================================================================================================

====================================================================================================================
RESTAURANT

        Comparable

43501      CHINA BUDDHA INN                228       115       122        -5%     1000        452,902       478,685
--------------------------------------------------------------------------------------------------------------------
43700      ITALIAN BISTRO # 700            231       161       167        -4%     1000        870,925       906,493
--------------------------------------------------------------------------------------------------------------------
43458      MARTINO'S ITALIAN EATERY        266       128       125         3%     1000        381,934       371,788
--------------------------------------------------------------------------------------------------------------------
43661      RUBY TUESDAY                    430       375       356         5%     1000      1,801,972     1,709,825
--------------------------------------------------------------------------------------------------------------------
Total      Comparable                                205       202         1%               3,507,733     3,466,791
====================================================================================================================
Total      RESTAURANT                                205                                    3,507,733     3,466,791
====================================================================================================================

====================================================================================================================
SERVICES

        Comparable

43613      CAMERA SHOP, THE                  0       445       366        21%     1000        694,339       571,855
--------------------------------------------------------------------------------------------------------------------
43162      COST CUTTERS                    333       218       239         9%     1000        443,424       484,819
--------------------------------------------------------------------------------------------------------------------
43456      HAIRCUTTERY                     540       395       386         2%     1000        417,501       407,458
--------------------------------------------------------------------------------------------------------------------
43357      NAILERY V, THE                  578       446       577       -23%     1000        223,362       289,142
--------------------------------------------------------------------------------------------------------------------
43831      RITZ CAMERA ONE HOUR PHOTO      924       460       529       -13%     1000        661,002       759,746
--------------------------------------------------------------------------------------------------------------------
43139      SUNGLASS HUT EXPRESS            696       299       289         3%     1000        163,297       157,845
--------------------------------------------------------------------------------------------------------------------
43874      UNITED CHECK CASHING          1,408       447       394        13%     1000        158,587       139,744
--------------------------------------------------------------------------------------------------------------------
43807      WEST COAST OPTICAL              438       355       380         7%     1000        464,411       496,911
--------------------------------------------------------------------------------------------------------------------
Total      Comparable                                367       376         2%               3,225,923     3,307,519
====================================================================================================================


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 7

===============================================================================================================================
                                                         CURRENT MONTH GROSS SALES           YEAR TO DATE GROSS SALES
                                                        -----------------------------------------------------------------------
                                                                                           1996   #mo       1995  #mo
  SPACE     TENANT                           SQUARE                                       TOTAL            TOTAL      Variance
                                            FOOTAGE     12/96      12/95    Variance      SALES            SALES
===============================================================================================================================
Total      SERVICES                          8,794    432,293     407,540            3,225,923         3,307,519
===============================================================================================================================

===============================================================================================================================
SHOES

        Comparable

43215      9 WEST & CO OUTLET                3,104    150,156     140,891      7%    1,484,665   12    1,634,407  12     -9%
-------------------------------------------------------------------------------------------------------------------------------
43309      BALLY OF SWITZERLAND              5,450    153,742     174,314    -12%    1,845,846   12    2,204,227  12    -16%
-------------------------------------------------------------------------------------------------------------------------------
43221      BANISTER SHOES                    8,837    139,759     128,734      9%    1,402,736   12    1,549,545  12     -9%
-------------------------------------------------------------------------------------------------------------------------------
43735      BOOT FACTORY                      1,615     70,215      79,525    -12%      475,514   12      426,632  12     11%
-------------------------------------------------------------------------------------------------------------------------------
43617      ENZO ANGIOLINI                    1,460     80,151      61,241     31%      761,952   12      687,491  12     11%
-------------------------------------------------------------------------------------------------------------------------------
43710      FAMOUS FOOTWEAR                  10,389    199,321     241,042    -17%    1,939,392   12    2,293,236  12    -15%
-------------------------------------------------------------------------------------------------------------------------------
43515      FLORSHEIM SHOE OUTLET             3,088     47,742      54,154    -12%      454,833   12      531,510  12    -14%
-------------------------------------------------------------------------------------------------------------------------------
43533      MARTY'S WAREHOUSE OUTLET          7,424     95,721     106,235    -10%      915,008   12    1,001,733  12     -9%
-------------------------------------------------------------------------------------------------------------------------------
43425      PARADE OF SHOES #113              2,971     87,099      99,146    -12%      775,081   12      960,031  12    -19%
-------------------------------------------------------------------------------------------------------------------------------
43507      PAYLESS SHOE SOURCE #3293         3,714     71,144      66,727      7%      705,043   12      730,779  12     -4%
-------------------------------------------------------------------------------------------------------------------------------
43411      PAYLESS SHOE SOURCE #3641         3,106    101,585      97,091      5%      930,319   12      866,168  12      7%
-------------------------------------------------------------------------------------------------------------------------------
43351      RACK ROOM                         5,409    164,192     179,411     -8%    1,401,638   12    1,284,778  12      9%
-------------------------------------------------------------------------------------------------------------------------------
Total      Comparable                       56,569  1,360,827   1,428,512     -5%   13,092,026        14,170,537         -8%
===============================================================================================================================

        NonComparable

43145      AEROSOLES                         2,011     30,653                          123,789    4                0
-------------------------------------------------------------------------------------------------------------------------------
43321      ALDO FOR LESS                     2,636     80,957      68,641              622,476   12      177,347   3
-------------------------------------------------------------------------------------------------------------------------------
43802      BOSTONIAN SHOE OUTLET             3,056     81,955                          667,553   11                0
-------------------------------------------------------------------------------------------------------------------------------
Total      NonComparable                     7,703    193,565                        1,413,817
===============================================================================================================================
Total      SHOES                            64,272  1,554,392   1,497,153           14,505,843        14,347,884
===============================================================================================================================

===============================================================================================================================
SPECIALTY

        Comparable

43141      CLAIRE'S BOUTIQUE                   932     35,926      52,463    -32%      299,713   12      306,006  12     -2%
-------------------------------------------------------------------------------------------------------------------------------
43712      DELTA HOSIERY                       646     10,525      21,180    -50%        98,771  12      147,376  12    -33%
-------------------------------------------------------------------------------------------------------------------------------
43153      ELEGANCE                            817     34,539      42,980    -20%      300,101   12      345,036  12    -13%
-------------------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
                                                 GROSS SALES / SQUARE FOOT
                                          ---------------------------------------------------------------------------
                                            Bkpt     1996       1995     VARIANCE               1996          1995
  SPACE     TENANT                                   PROJ       ACT/                %         PROJECTED    ANNUALIZED
                                                                PROJ              Factor       SALES          SALES
=====================================================================================================================
Total      SERVICES                                   367                                    3,225,923     3,307,519
=====================================================================================================================

=====================================================================================================================
SHOES

        Comparable

43215      9 WEST & CO OUTLET               515       478       527        -9%     1000      1,484,665     1,634,407
---------------------------------------------------------------------------------------------------------------------
43309      BALLY OF SWITZERLAND             303       339       404       -16%     1000      1,845,846     2,204,227
---------------------------------------------------------------------------------------------------------------------
43221      BANISTER SHOES                   558       159       175        -9%     1000      1,402,736     1,549,545
---------------------------------------------------------------------------------------------------------------------
43735      BOOT FACTORY                     275       294       264        11%     1000        475,514       426,632
---------------------------------------------------------------------------------------------------------------------
43617      ENZO ANGIOLINI                   520       522       471        11%     1000        761,952       687,491
---------------------------------------------------------------------------------------------------------------------
43710      FAMOUS FOOTWEAR                  207       187       221       -15%     1000      1,939,392     2,293,236
---------------------------------------------------------------------------------------------------------------------
43515      FLORSHEIM SHOE OUTLET            458       147       172       -14%     1000        454,833       531,510
---------------------------------------------------------------------------------------------------------------------
43533      MARTY'S WAREHOUSE OUTLET         429       123       135        -9%     1000        915,008     1,001,733
---------------------------------------------------------------------------------------------------------------------
43425      PARADE OF SHOES #113             618       261       323       -19%     1000        775,081       960,031
---------------------------------------------------------------------------------------------------------------------
43507      PAYLESS SHOE SOURCE #3293        419       190       197        -4%     1000        705,043       730,779
---------------------------------------------------------------------------------------------------------------------
43411      PAYLESS SHOE SOURCE #3641        520       299       279         7%     1000        930,319       866,168
---------------------------------------------------------------------------------------------------------------------
43351      RACK ROOM                        349       259       238         9%     1000      1,401,638     1,284,778
---------------------------------------------------------------------------------------------------------------------
Total      Comparable                                 231       251        -8%              13,092,027    14,170,537
=====================================================================================================================

        NonComparable

43145      AEROSOLES                        360       161                          0382        324,215
---------------------------------------------------------------------------------------------------------------------
43321      ALDO FOR LESS                    440       236       228                1000        622,476       600,559
---------------------------------------------------------------------------------------------------------------------
43802      BOSTONIAN SHOE OUTLET            320       233                          0938        711,699
---------------------------------------------------------------------------------------------------------------------
Total      NonComparable                              215                                    1,658,390       600,559
=====================================================================================================================
Total      SHOES                                      229                                   14,750,417    14,771,096
=====================================================================================================================

=====================================================================================================================
SPECIALTY

        Comparable

43141      CLAIRE'S BOUTIQUE                514       322       328        -2%     1000        299,713       306,006
---------------------------------------------------------------------------------------------------------------------
43712      DELTA HOSIERY                    500       153       228       -33%     1000         98,771       147,376
---------------------------------------------------------------------------------------------------------------------
43153      ELEGANCE                       2,000       367       422        13%     1000        300,101       345,036
---------------------------------------------------------------------------------------------------------------------


Franklin Mills    Run Date 1/31/97 5:47:05 PM Run By Karen                PAGE 8

=============================================================================================================
                                                                                               YEAR TO DATE
                                                          CURRENT MONTH GROSS SALES            GROSS SALES
                                                      -----------------------------------  ------------------
                                                                                                 1996     #mo
                                         SQUARE                                                 TOTAL
SPACE  TENANT                            FOOTAGE        12/96          12/95    VARIANCE        SALES
=============================================================================================================
43703  FLAG SHOP, THE                        958         23,621         24,612      -4%        169,001    12
-------------------------------------------------------------------------------------------------------------
43603  GEOFFREY BEENE                      5,882        152,395        172,717     -12%        905,028    12
-------------------------------------------------------------------------------------------------------------
43209  MAIDENFORM FACTORY OUTLET           3,217        117,274        124,192      -6%        940,411    12
-------------------------------------------------------------------------------------------------------------
43149  NAP OUTLET                          2,404         56,737         47,687      19%        260,435    12
-------------------------------------------------------------------------------------------------------------
43355  NEWSTAND OF FRANKLIN MILLS            460         36,480         35,945       1%        303,085    12
---------------------------------------------------------------------------------------------- --------------
43809  PALACE ELECTRONICS                  1,475        164,410        187,284     -12%      1,346,721    12
-------------------------------------------------------------------------------------------------------------
43527  RADIO SHACK # 01-1816               3,438        145,400        163,080     -11%        714,525    12
-------------------------------------------------------------------------------------------------------------
43359  REMINGTON FACTORY OUTLET            1,232        111,799        108,971       3%        505,386    12
-------------------------------------------------------------------------------------------------------------
43415  SUNCOAST VIDEO                      3,605        172,851        172,329       0%        698,916    12
-------------------------------------------------------------------------------------------------------------
43803  WEARGUARD WORK WEAR #8058           3,685        135,889        223,958     -39%        710,952    12
-------------------------------------------------------------------------------------------------------------

 Total      Comparable                    28,751      1,197,847      1,377,396     -13%      7,253,046

=============================================================================================================
   NonComparable

43511  A FORMAL CELEBRATION                4,091         23,089                                454,486    10
-------------------------------------------------------------------------------------------------------------
43429  DOLLAR MANIA                        5,207        156,772                                347,136     4
-------------------------------------------------------------------------------------------------------------
43138  LET'S TALK CELLLULAR                  915         41,237                                 52,923     3
-------------------------------------------------------------------------------------------------------------
43407  LIDS FOR LESS                         550         27,966                                219,890     8
-------------------------------------------------------------------------------------------------------------

 Total  NonComparable                     10,763        249,085                              1,074,435
-------------------------------------------------------------------------------------------------------------
     Total SPECIALTY                      39,514      1,446,932      1,377,398               8,327,481
=============================================================================================================



=============================================================================================================

TOY & HOBBY

       Comparable

43117  ELECTRONICS BOUTIQUE                1,000        211,385        172,649      22%        736,829    12
-------------------------------------------------------------------------------------------------------------
43453  GAMES N GADGETS                     1,107        200,085        181,500      10%        674,002    12
-------------------------------------------------------------------------------------------------------------
43437  TOY WORKS                          13,040      1,040,189      1,119,319      -7%      3,242,195    12
-------------------------------------------------------------------------------------------------------------
  Total     Comparable                    15,147      1,451,659      1,473,468      -1%      4,653,025
-------------------------------------------------------------------------------------------------------------
    NonComparable

43657  BABBAGES                            2,261        147,991        127,313                 438,817    12
-------------------------------------------------------------------------------------------------------------

Total NonComparable                        2,261        147,991                                438,817
-------------------------------------------------------------------------------------------------------------



===============================================================================================================
                                           YEAR TO DATE GROSS SALES            GROSS SALES / SQUARE FOOT
                                       -------------------------------  -------------------------------------
                                             1995     #mo               Bkpt    1996       1995
                                            TOTAL                               PROJ       ACT/
SPACE  TENANT                               SALES             VARIANCE                     PROJ      VARIANCE
===============================================================================================================
43703  FLAG SHOP, THE                      192,416    12         -12%    350     176         201         -12%
---------------------------------------------------------------------------------------------------------------
43603  GEOFFREY BEENE                    1,099,555    12         -18%    292     154         187         -18%
---------------------------------------------------------------------------------------------------------------
43209  MAIDENFORM FACTORY OUTLET         1,062,294    12         -11%    286     292         330         -11%
---------------------------------------------------------------------------------------------------------------
43149  NAP OUTLET                          327,236    12         -20%      0     108         136         -20%
---------------------------------------------------------------------------------------------------------------
43355  NEWSTAND OF FRANKLIN MILLS          303,215    12           0%  1,304     659         659           0%
---------------------------------------------------------------------------------------------------------------
43809  PALACE ELECTRONICS                1,448,527    12          -7%  1,267     913         982          -7%
---------------------------------------------------------------------------------------------------------------
43527  RADIO SHACK # 01-1816               839,592    12         -15%    485     208         244          -15%
---------------------------------------------------------------------------------------------------------------
43359  REMINGTON FACTORY OUTLET            576,636    12         -12%    561     410         468          -12
---------------------------------------------------------------------------------------------------------------
43415  SUNCOAST VIDEO                      714,034    12          -2%      0     194         198           -2%
---------------------------------------------------------------------------------------------------------------
43803  WEARGUARD WORK WEAR #8058           725,431    12          -2%    333     193         197           -2
---------------------------------------------------------------------------------------------------------------

 Total      Comparable                  8,087,356                -10%            252         281          -10%

===============================================================================================================
   NonComparable

43511  A FORMAL CELEBRATION                            0                 440     125           0
---------------------------------------------------------------------------------------------------------------
43429  DOLLAR MANIA                                    0                   0     152
---------------------------------------------------------------------------------------------------------------
43138  LET'S TALK CELLLULAR                            0                   0     120
---------------------------------------------------------------------------------------------------------------
43407  LIDS FOR LESS                                   0               1,273     538
---------------------------------------------------------------------------------------------------------------

 Total  NonComparable                                                            159
---------------------------------------------------------------------------------------------------------------
     Total SPECIALTY                    8,087,356                                227
===============================================================================================================



===============================================================================================================

TOY & HOBBY

       Comparable

43117  ELECTRONICS BOUTIQUE               678,938     12           9%    583    737         679           9%
---------------------------------------------------------------------------------------------------------------
43453  GAMES N GADGETS                    604,018     12          12%    417    609         546          12%
---------------------------------------------------------------------------------------------------------------
43437  TOY WORKS                        3,168,510     12           2%    502    249         243           2%
---------------------------------------------------------------------------------------------------------------
  Total     Comparable                  4,451,466                  5%           307         294           5%
---------------------------------------------------------------------------------------------------------------
    NonComparable

43657  BABBAGES                           453,519     11                 560    194         207
---------------------------------------------------------------------------------------------------------------

Total NonComparable                                                             194
---------------------------------------------------------------------------------------------------------------


=============================================================================

                                       --------------------------------------
                                                     1996             1995
                                           %       PROJECTED       ANNUALIZED
SPACE  TENANT                            Factor      SALES           SALES
=============================================================================
43703  FLAG SHOP, THE                     1.000       169,001         192,416
-----------------------------------------------------------------------------
43603  GEOFFREY BEENE                     1.000       905,028       1,099,555
-----------------------------------------------------------------------------
43209  MAIDENFORM FACTORY OUTLET          1.000       940.411       1,062.294
-----------------------------------------------------------------------------
43149  NAP OUTLET                         1.000       260,435        327,236
----------------------------------------------------------------------------
43355  NEWSTAND OF FRANKLIN MILLS         1.000       303,805         303,215
----------------------------------------------------------------------------
43809  PALACE ELECTRONICS                 1.000     1,346,721       1,448,527
-----------------------------------------------------------------------------
43527  RADIO SHACK # 01-1816              1.000       714,525         839,592
-----------------------------------------------------------------------------
43359  REMINGTON FACTORY OUTLET           1.000       505,386         576,636
-----------------------------------------------------------------------------
43415  SUNCOAST VIDEO                     1.000       698,916        714,034
-----------------------------------------------------------------------------
43803  WEARGUARD WORK WEAR #8058          1.000       710,952         725,431
-----------------------------------------------------------------------------

 Total      Comparable                              7,253,045      8,087,356

=============================================================================
   NonComparable

43511  A FORMAL CELEBRATION               0.889       511,348          0
-----------------------------------------------------------------------------
43429  DOLLAR MANIA                       0.440       789,843
-----------------------------------------------------------------------------
43138  LET'S TALK CELLLULAR               0.000 P     110,000
-----------------------------------------------------------------------------
43407  LIDS FOR LESS                      0.743       296,096
-----------------------------------------------------------------------------

 Total  NonComparable                               1,707,287          0
-----------------------------------------------------------------------------
     Total SPECIALTY                                8,960,332      8,087,356
=============================================================================



=============================================================================

TOY & HOBBY

       Comparable

43117  ELECTRONICS BOUTIQUE               1.000       736,829       678,938
-----------------------------------------------------------------------------
43453  GAMES N GADGETS                    1.000       674,002       604,018
-----------------------------------------------------------------------------
43437  TOY WORKS                          1.000      3,242,195     3,168,510
-----------------------------------------------------------------------------
  Total     Comparable                               4,653,026     4,451,466
-----------------------------------------------------------------------------
    NonComparable

43657  BABBAGES                           1.000        438,817       468,511
-----------------------------------------------------------------------------

Total NonComparable                                    438,817       468,511
-----------------------------------------------------------------------------



=================================================================================================================
                                                                                                YEAR TO DATE
                                                          CURRENT MONTH GROSS SALES             GROSS SALES
                                                      -----------------------------------  ----------------------
                                                                                                 1996     #mo
                                         SQUARE                                                 TOTAL
SPACE  TENANT                            FOOTAGE        12/96          12/95    VARIANCE        SALES
=================================================================================================================
Total   TOY & HOBBY                      17,408       1,599,650      1,600,781               5,091,842
=================================================================================================================


=================================================================================================================
UNISEX

        Comparable
43217   AMERICAN EAGLE OUTFITTERS         4,582         168,664        112,357     50%         813,907     12
-----------------------------------------------------------------------------------------------------------------
43214   BENETTON OUTLET                   2,899          58,130         73,788     21%         776,370     12
-----------------------------------------------------------------------------------------------------------------
43207   EDDIE BAUER                       6,206         535,784        471,146     14%       2,556,001     12
-----------------------------------------------------------------------------------------------------------------
43307   GUESS? #105                       7,289         267,830        243,565     10%       2,337,835     12
-----------------------------------------------------------------------------------------------------------------
43325   INJEANIUS                         2,122         133,297         97,689     36%         853,198     12
-----------------------------------------------------------------------------------------------------------------
43529   IZOD                              3,967         146,283        133,903      9%         785,618     12
-----------------------------------------------------------------------------------------------------------------
43427  JEAN OUTLET, THE                   3,042         208,811        193,683      8%       1,168,047     12
-----------------------------------------------------------------------------------------------------------------
43539  JOCKEY OUTLET                      3,509         128,283        122,873      4%         831,749     12
-----------------------------------------------------------------------------------------------------------------
43801  SPECIALS EXCLUSIVELY LEVI         15,845         590,876        517,140     14%       4,515,821     12
-----------------------------------------------------------------------------------------------------------------
  Total     Comparable                   49,463       2,237,958      1,966,144     14%      14,638,545
-----------------------------------------------------------------------------------------------------------------
    NonComparable

43202  BOSTON TRADERS                     6,446         110,317                                420,522      7
-----------------------------------------------------------------------------------------------------------------
43219  BROOKS BROTHERS                    4,856         216,402                              1,088,412      7
-----------------------------------------------------------------------------------------------------------------
43235  BUGLE BOY OUTLET                   8,971         540,521        374,655               3,125,429     12
-----------------------------------------------------------------------------------------------------------------
43231  NAUTICA OUTLET                     6,110         722,275        583,051               3,569,192     12
-----------------------------------------------------------------------------------------------------------------

   Total NonComparable                   26,383       1,589,514                              8,203,585
-----------------------------------------------------------------------------------------------------------------
   Total UNISEX                          75,846       3,827,472      2,923,850              22,842,130
-----------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------
WOMENS READY TO WEAR

      Comparable

43417  $9.99 STOCKROOM                    3,893         164,829        157,260      5%       1,286,808     12
-----------------------------------------------------------------------------------------------------------------
43612  ANITA BELLE                        1,915          19,552         37,796    -48%         267,547     12
-----------------------------------------------------------------------------------------------------------------
43653  ANN TAYLOR CLEARANCE CTR           8,647         631,619        622,123      2%       6,081,849     12
-----------------------------------------------------------------------------------------------------------------
43327  CASUAL CORNER                      4,559          83,552         96,045    -13%         740,214     12
-----------------------------------------------------------------------------------------------------------------
43708  CONTEMPO CASUALS                   3,703          72,235         57,679     25%         526,874     12
-----------------------------------------------------------------------------------------------------------------


==========================================================================================================
                                       YEAR TO DATE GROSS SALES           GROSS SALES / SQUARE FOOT
                                     ----------------------------  -------------------------------------
                                       1995     #mo                Bkpt    1996       1995
                                      TOTAL                                PROJ       ACT/
SPACE  TENANT                         SALES              VARIANCE                     PROJ      VARIANCE
==========================================================================================================
Total   TOY & HOBBY                   4,904,985                             293
==========================================================================================================


==========================================================================================================
UNISEX

        Comparable
43217   AMERICAN EAGLE OUTFITTERS       728,881   12         12%    400     178      158            12%
----------------------------------------------------------------------------------------------------------
43214   BENETTON OUTLET                 760,642   12          2%    341     268      262             2%
----------------------------------------------------------------------------------------------------------
43207   EDDIE BAUER                   2,515,706   12          2%    387     412      405             2%
----------------------------------------------------------------------------------------------------------
43307   GUESS? #105                   2,026,514   12         15%    421     321      278            15%
----------------------------------------------------------------------------------------------------------
43325   INJEANIUS                       548,833   12         55%    395     402      259            55%
----------------------------------------------------------------------------------------------------------
43529   IZOD                            901,786   12        -13%    495     198      227           -13%
----------------------------------------------------------------------------------------------------------
43427  JEAN OUTLET, THE               1,156,966   12          1%    400     384      380             1%
----------------------------------------------------------------------------------------------------------
43539  JOCKEY OUTLET                    786,333   12          6%    333     237      224             6%
----------------------------------------------------------------------------------------------------------
43801  SPECIALS EXCLUSIVELY LEVI      4,466,978   12          1%    285     285      282             1%
----------------------------------------------------------------------------------------------------------
  Total     Comparable               13,892,639               5%            296      281             5%
----------------------------------------------------------------------------------------------------------
    NonComparable

43202  BOSTON TRADERS                              0               399       95
----------------------------------------------------------------------------------------------------------
43219  BROOKS BROTHERS                             0               567      325
----------------------------------------------------------------------------------------------------------
43235  BUGLE BOY OUTLET               1,667,647    6               490      348        0
----------------------------------------------------------------------------------------------------------
43231  NAUTICA OUTLET                   726,136    2               182      584      422
----------------------------------------------------------------------------------------------------------

   Total NonComparable                                                      337
----------------------------------------------------------------------------------------------------------
   Total UNISEX                      16,286,421                             310
----------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------
WOMENS READY TO WEAR

      Comparable

43417  $9.99 STOCKROOM                1,061,375   12         21%   286      331      273            21%
----------------------------------------------------------------------------------------------------------
43612  ANITA BELLE                      320,608   12        -17%   350      140      167           -17%
----------------------------------------------------------------------------------------------------------
43653  ANN TAYLOR CLEARANCE CTR       7,657,534   12         21%     0      703      886            21%
----------------------------------------------------------------------------------------------------------
43327  CASUAL CORNER                    848,655   12        -13%   300      162      186            13%
----------------------------------------------------------------------------------------------------------
43708  CONTEMPO CASUALS                 368,350   12         43%   350      142       99            43%
----------------------------------------------------------------------------------------------------------


===============================================================================

                                    ----------------------------------------
                                                  1996             1995
                                        %       PROJECTED       ANNUALIZED
SPACE  TENANT                         Factor      SALES           SALES
===============================================================================
Total   TOY & HOBBY                                5,091,843       4,919,977
===============================================================================


===============================================================================
UNISEX

        Comparable
43217   AMERICAN EAGLE OUTFITTERS       1.000        813,907         728,881
-------------------------------------------------------------------------------
43214   BENETTON OUTLET                 1.000        776,370         760,642
-------------------------------------------------------------------------------
43207   EDDIE BAUER                     1.000       2,556,001      2,515,706
-------------------------------------------------------------------------------
43307   GUESS? #105                     1.000       2,337,835      2,026,514
-------------------------------------------------------------------------------
43325   INJEANIUS                       1.000          853,198       548,833
-------------------------------------------------------------------------------
43529   IZOD                            1.000         785,618        901,786
-------------------------------------------------------------------------------
43427  JEAN OUTLET, THE                 1.000        1,168,047     1,156,966
-------------------------------------------------------------------------------
43539  JOCKEY OUTLET                    1.000          831,749       786,333
-------------------------------------------------------------------------------
43801  SPECIALS EXCLUSIVELY LEVI        1.000        4,515,821     4,466,978
-------------------------------------------------------------------------------
  Total     Comparable                              14,638,546    13,892,639
-------------------------------------------------------------------------------
    NonComparable

43202  BOSTON TRADERS                   0.689         610,168
-------------------------------------------------------------------------------
43219  BROOKS BROTHERS                  0.689        1,579,148
-------------------------------------------------------------------------------
43235  BUGLE BOY OUTLET                 1.000        3,135,429           0
-------------------------------------------------------------------------------
43231  NAUTICA OUTLET                   1.000        3,569,192     2,576,436
-------------------------------------------------------------------------------

   Total NonComparable                               8,883,937     2,576,436
-------------------------------------------------------------------------------
   Total UNISEX                                      23,522,483   16,469,075
-------------------------------------------------------------------------------





--------------------------------------------------------------------------
WOMENS READY TO WEAR

      Comparable

43417  $9.99 STOCKROOM                   1.000        1,286,808    1,061,375
-------------------------------------------------------------------------------
43612  ANITA BELLE                       1.000         267,547      320,608
-------------------------------------------------------------------------------
43653  ANN TAYLOR CLEARANCE CTR         1.000        6,081,849     7,657,534
-------------------------------------------------------------------------------
43327  CASUAL CORNER                    1.000          740,214       848,655
-------------------------------------------------------------------------------
43708  CONTEMPO CASUALS                 1.000          526.874       368,350
-------------------------------------------------------------------------------


===============================================================================================================
                                                                                               YEAR TO DATE
                                                          CURRENT MONTH GROSS SALES             GROSS SALES
                                                      -----------------------------------  --------------------
                                                                                                 1996     #mo
                                         SQUARE                                                 TOTAL
SPACE  TENANT                            FOOTAGE        12/96          12/95    VARIANCE        SALES
===============================================================================================================
43727  DRESS BARN OUTLET #445             5,562         138,325        119,720       16%        950,273    12
---------------------------------------------------------------------------------------------------------------
43513  DRESS BARN WOMAN #888              4,940          95,587         73,377       30%        790,941    12
---------------------------------------------------------------------------------------------------------------
43227  FIRST CHOICE                       3,703         146,959        127,600       15%      1,263,740    12
---------------------------------------------------------------------------------------------------------------
43225  HE-RO GROUP                        4,514          41,714         56,493      -26%        634,214    12
---------------------------------------------------------------------------------------------------------------
43416  NO NAME STORES                     3,300         138,179        178,317      -23%        916,358    12
---------------------------------------------------------------------------------------------------------------
43349  PAUL HARRIS                        6,284         194,007        157,619       23%      1,113,639    12
---------------------------------------------------------------------------------------------------------------
43503  PS/PLUS SIZE/ PLUS SAVINGS         4,995          62,980         65,332       -4%        660,370    12
---------------------------------------------------------------------------------------------------------------
43619  ST JOHN OUTLET                     1,396         121,816         96,835       26%      1,196,190    12
---------------------------------------------------------------------------------------------------------------
  Total     Comparable                   57,411       1,911,353      1,846,195        4%     16,429,016
===============================================================================================================

NonComparable

43155  CAPACITY                           2,129          40,100         77,028                  335,291    12
---------------------------------------------------------------------------------------------------------------
43233  GROUP USA                          5,003          96,432         58,801                  963,671    12
---------------------------------------------------------------------------------------------------------------
43147  KASPER                             2,522          82,196         93,305                  921,294    12
---------------------------------------------------------------------------------------------------------------
43656  MATERNITY WORKS                    1,466          37,404                                 114,429     3
---------------------------------------------------------------------------------------------------------------

   Total NonComparable                   11,120         256,132                               2,334,685
===============================================================================================================
Total  WOMENS READY TO WEAR              68,531       2,167,485      2,075,329               18,763,701
===============================================================================================================




   Total RETAIL Comparable Reporting    365,807      14,772,602     14,633,580        1%     97,699,228
   Total RETAIL Reporting               488,421      20,022,003     16,414,644              123,253,870
===============================================================================================================
ENTERTAINMENT

       Comparable

43401  TIME OUT #11813                    3,288          30,960         30,143        3%        294,786    12
---------------------------------------------------------------------------------------------------------------
    Total  Comparable                     3,288          30,960         30,143        3%        294,786    12
---------------------------------------------------------------------------------------------------------------
  Total  Entertainment                    3,288          30,960         30,143                  294,786    12
===============================================================================================================




================================================================================================================
MAJORS

            Comparable

43001341  BED 'N BATH                    40,232         768,025        725,112        6%      6,397,232    12
----------------------------------------------------------------------------------------------------------------
43001319  FILENE'S BASEMENT              32,637         958,018        971,959       -1%      6,179,563    12
----------------------------------------------------------------------------------------------------------------
43001123  LAST CALL FROM NEIMAN MARCUS   34.918         698,780        664,112        5%      7,220,238    12
----------------------------------------------------------------------------------------------------------------


======================================================================================================
                                      YEAR TO DATE GROSS SALES          GROSS SALES / SQUARE FOOT
                                      -------------------------  -------------------------------------
                                        1995     #mo             Bkpt    1996       1995
                                       TOTAL                             PROJ       ACT/
PACE  TENANT                           SALES           VARIANCE                     PROJ      VARIANCE
======================================================================================================
43727  DRESS BARN OUTLET #445             908,085   12    5%    310     171       163              5%
------------------------------------------------------------------------------------------------------
43513  DRESS BARN WOMAN #888              722,322   12    9%    285     160       146              9%
------------------------------------------------------------------------------------------------------
43227  FIRST CHOICE                     1,435,357   12   -12%      0     341       388           -12%
------------------------------------------------------------------------------------------------------
43225  HE-RO GROUP                        789,409   12   -20%    150     140       175           -20%
------------------------------------------------------------------------------------------------------
43416  NO NAME STORES                   1,028,500   12   -11%    501     278       312           -11%
------------------------------------------------------------------------------------------------------
43349  PAUL HARRIS                      1,075,116   12     4%      0     177       171             4%
------------------------------------------------------------------------------------------------------
43503  PS/PLUS SIZE/ PLUS SAVINGS         739,848   12   -11%    308     132       148           -11%
------------------------------------------------------------------------------------------------------
43619  ST JOHN OUTLET                     974,592   12    23%    500     857       698            23%
------------------------------------------------------------------------------------------------------
  Total     Comparable                 17,929,749         -8%            286       312            -8%
======================================================================================================

NonComparable

43155  CAPACITY                           281,111    5             0      157      273
------------------------------------------------------------------------------------------------------
43233  GROUP USA                          299,988    5             0      193      124
------------------------------------------------------------------------------------------------------
43147  KASPER                             166,070    2             0      365      179
------------------------------------------------------------------------------------------------------
43656  MATERNITY WORKS                               0           450      274
------------------------------------------------------------------------------------------------------

   Total NonComparable                                                   236
======================================================================================================
Total  WOMENS READY TO WEAR            18,676,917                        278
======================================================================================================




   Total RETAIL Comparable Reporting   99,777,158         -2%             267      273            -2%
   Total RETAIL Reporting             105,053,948                        264
======================================================================================================
ENTERTAINMENT

       Comparable

43401  TIME OUT #11813                    292,423    12    1%     90       90       89             1%
------------------------------------------------------------------------------------------------------
    Total  Comparable                     292,423          1%              90       89             1%
------------------------------------------------------------------------------------------------------
  Total  Entertainment                    292,423                          90
======================================================================================================




======================================================================================================
MAJORS

           Comparable

43001341  BED 'N BATH                   6,397,309   12      4%     249       153    159            4%
------------------------------------------------------------------------------------------------------
43001319  FILENE'S BASEMENT             6,172,082   12      0%     364       189    189            0%
------------------------------------------------------------------------------------------------------
43001123  LAST CALL FROM NEIMAN MARCUS  7,144,573   12      1%     601       207    205            1%
------------------------------------------------------------------------------------------------------


================================================================================

                                        ----------------------------------------
                                                      1996             1995
                                            %       PROJECTED       ANNUALIZED
PACE  TENANT                              Factor      SALES           SALES
================================================================================
43727  DRESS BARN OUTLET #445              1.000      950,273            908,085
--------------------------------------------------------------------------------
43513  DRESS BARN WOMAN #888               1.000      790,941            722,322
--------------------------------------------------------------------------------
43227  FIRST CHOICE                         1.000    1,263,740         1,435,357
--------------------------------------------------------------------------------
43225  HE-RO GROUP                          1.000      634,214           789,409
--------------------------------------------------------------------------------
43416  NO NAME STORES                       1.000      916,358         1,028,500
--------------------------------------------------------------------------------
43349  PAUL HARRIS                          1.000    1,113,639         1,075,116
--------------------------------------------------------------------------------
43503  PS/PLUS SIZE/ PLUS SAVINGS           1.000      660,370           739,848
--------------------------------------------------------------------------------
43619  ST JOHN OUTLET                       1.000    1,196,190           974,592
-------------------------------------------------------------------------------
  Total     Comparable                              16,429,017        17,929,749
================================================================================

NonComparable

43155  CAPACITY                             1.000       335,291          580,966
--------------------------------------------------------------------------------
43233  GROUP USA                            1.000       963,671          619,978
--------------------------------------------------------------------------------
43147  KASPER                               1.000       921,294          452,102
--------------------------------------------------------------------------------
43656  MATERNITY WORKS                      0.285      402,013
--------------------------------------------------------------------------------

   Total NonComparable                               2,622,269         1,653,046
================================================================================
Total  WOMENS READY TO WEAR                         19,051,286        19,582,795
================================================================================



   Total RETAIL Comparable Reporting                97,699,232        99,777,158
   Total RETAIL Reporting                          128,900,404       107,535,815
================================================================================
ENTERTAINMENT

       Comparable

43401  TIME OUT #11813                     1.000      294,786            292,423
--------------------------------------------------------------------------------
    Total  Comparable                      1.000      294,786            292,423
--------------------------------------------------------------------------------
  Total  Entertainment                     1.000      294,786            292,423
================================================================================


================================================================================
MAJORS

           Comparable

43001341  BED 'N BATH                      1.000     6,138,232         6,397,309
--------------------------------------------------------------------------------
43001319  FILENE'S BASEMENT                1.000     6,179,563         6,172,082
--------------------------------------------------------------------------------
43001123  LAST CALL FROM NEIMAN MARCUS     1.000     7,220,238         7,144,573
--------------------------------------------------------------------------------

==================================================================================================================
                                                                                                YEAR TO DATE
                                                          CURRENT MONTH GROSS SALES             GROSS SALES
                                                      -----------------------------------  -----------------------
                                                                                                 1996     #mo
                                         SQUARE                                                 TOTAL
SPACE      TENANT                        FOOTAGE        12/96          12/95    VARIANCE        SALES
==================================================================================================================
43001827   MODELLS SPORTING GOODS          30,608      1,131,567      1,152,261      -2%       6,577,557   12
------------------------------------------------------------------------------------------------------------------
43001620   NORDSTROM, INC.                 42,241        972,817      1,006,877      -3%       8,535,261   12
------------------------------------------------------------------------------------------------------------------
43000M     OFFICEMAX, INC.                 30,237        470,984        407,492      16%       3,579,590   12
------------------------------------------------------------------------------------------------------------------
43001125   ORIGINAL I.GOLDBERG             23,254        258,043        292,021     -12%       1,604,881   12
------------------------------------------------------------------------------------------------------------------
43001100   SYMS                            25,127        607,843        657,901      -8%       5,317,995   12
------------------------------------------------------------------------------------------------------------------

  Total     Comparable                    259,254      5,866,077      5,877,735       0%      45,153,317
==================================================================================================================
      NonComparable

43001624   SAKS FIFTH AVENUE OUTLET        46,406      2,403,178                               4,534,389    2
------------------------------------------------------------------------------------------------------------------
43001629   T.J. MAXX                       26,900        542,796 E      521,200                4,375,213   12
------------------------------------------------------------------------------------------------------------------

  Total  NonComparable                     73,306      2,945,974                               8,909,601
==================================================================================================================
Total MAJORS                              332,560      8,812,051      6,398,935               54,062,918
==================================================================================================================




==================================================================================================================
ANCHORS

     Comparable

43000E     BURLINGTON                     128,950      2,808,000      2,428,129      16%      13,963,090   12
------------------------------------------------------------------------------------------------------------------
43000F     MARSHALL,S                      70,701      1,606,371      1,311,100      23%       9,927,519   12
------------------------------------------------------------------------------------------------------------------
43000B     SPIEGEL OUTLET STORE            60,115      1,291,345      1,189,400       9%       7,406,325   12
------------------------------------------------------------------------------------------------------------------

  Total    Comparable                     259,766      5,705,715      4,928,629      16%      31,296,934
==================================================================================================================
     NonComparable

43000D     J.C. PENNEY COMPANY, INC.      100,200      5,006,894 E    5,499,482 E             34,298,612   12
------------------------------------------------------------------------------------------------------------------
43000C     PHAR-MOR (LS)                   75,592        880,999 E    1,224,631               11,685,180   12
------------------------------------------------------------------------------------------------------------------
43000H     PORTS OF THE WORLD (BOSCOV'S)  152,370      2,444,775 E    2,442,238 E             16,517,428   12
------------------------------------------------------------------------------------------------------------------

   Total NonComparable                    328,162      8,332,668                              62,501,220
==================================================================================================================
  Total ANCHORS                           587,928     14,038,383     14,094,980               93,798,154
==================================================================================================================
  Total PROJECT Comp Reporting            888,115     26,375,354     25,470,087       4%     174,444,263

  Total PROJECT Reporting               1,412,297     42,903,397     36,938,701              271,409,727



=========================================================================================================
                                         YEAR TO DATE GROSS SALES        GROSS SALES / SQUARE FOOT
                                        -------------------------  ------------------------------------- -
                                         1995        #mo             Bkpt    1996       1995
                                        TOTAL                                PROJ       ACT/
SPACE      TENANT                       SALES              VARIANCE                     PROJ   VARIANCE
=========================================================================================================
43001827   MODELLS SPORTING GOODS         6,300,575     1     4%     329     215       206        4%
---------------------------------------------------------------------------------------------------------
43001620   NORDSTROM, INC.                7,917,961     1     8%     426     202       187        8%
---------------------------------------------------------------------------------------------------------
43000M     OFFICEMAX, INC.                3,460,570     1     3%       0     118       114        3%
---------------------------------------------------------------------------------------------------------
43001125   ORIGINAL I.GOLDBERG            1,826,829     1   -12%     299      69        79      -12%
---------------------------------------------------------------------------------------------------------
43001100   SYMS                           5,312,805     1     0%     323     212       211        0%
---------------------------------------------------------------------------------------------------------

  Total     Comparable                   44,532,703           1%             174       172        1%
=========================================================================================================
      NonComparable

43001624   SAKS FIFTH AVENUE OUTLET                                  185     427         0
---------------------------------------------------------------------------------------------------------
43001629   T.J. MAXX                      4,262,336     1            316     165       158
---------------------------------------------------------------------------------------------------------

  Total  NonComparable                                                       331
=========================================================================================================
Total MAJORS                             48,795,039                          209
=========================================================================================================




=========================================================================================================
ANCHORS

     Comparable

43000E     BURLINGTON                    13,762,379    12     1%     209     108       107        1%
---------------------------------------------------------------------------------------------------------
43000F     MARSHALL,S                     8,821,062    12    13%     311     140       125       13%
---------------------------------------------------------------------------------------------------------
43000B     SPIEGEL OUTLET STORE           9,636,276    12   -23%     333     123       160      -23%
---------------------------------------------------------------------------------------------------------

  Total    Comparable                    32,219,717           3%             120       124        3%
=========================================================================================================
     NonComparable

43000D     J.C. PENNEY COMPANY, INC.     35,440,824     5            325     341       354
---------------------------------------------------------------------------------------------------------
43000C     PHAR-MOR (LS)                 11,671,072    12              0     168       154
---------------------------------------------------------------------------------------------------------
43000H     PORTS OF THE WORLD (BOSCOV'S) 16,486,626     4            164     110       108
---------------------------------------------------------------------------------------------------------

   Total NonComparable                                                       194
=========================================================================================================
  Total ANCHORS                          95,818,239                          161
=========================================================================================================
  Total PROJECT Comp Reporting          176,822,001          -1%             196       199        1%

  Total PROJECT Reporting               249,959,649                          208


====================================================================================

                                         -------------------------------------------
                                                         1996             1995
                                               %       PROJECTED       ANNUALIZED
SPACE      TENANT                           Factor      SALES           SALES
====================================================================================
43001827   MODELLS SPORTING GOODS         1.000      6,577,557        6,300,575
------------------------------------------------------------------------------------
43001620   NORDSTROM, INC.                1.000      8,535,261        7,917,961
------------------------------------------------------------------------------------
43000M     OFFICEMAX, INC.                1.000      3,579,590        3,460,570
------------------------------------------------------------------------------------
43001125   ORIGINAL I.GOLDBERG            1.000      1,604,881        1,826,829
------------------------------------------------------------------------------------
43001100   SYMS                           1.000      5,317,995        5,312,805
------------------------------------------------------------------------------------

  Total     Comparable                              45,153,317       44,532,703
====================================================================================
      NonComparable

43001624   SAKS FIFTH AVENUE OUTLET       0.229     19,806,880                0
------------------------------------------------------------------------------------
43001629   T.J. MAXX                      0.123 PE   4,425,568        4,262,336
------------------------------------------------------------------------------------

  Total  NonComparable                              24,232,448        4,262,336
====================================================================================
Total MAJORS                                        69,385,765       48,798,039
====================================================================================




====================================================================================
ANCHORS

     Comparable

43000E     BURLINGTON                   1.000       13,963,090       13,762,379
------------------------------------------------------------------------------------
43000F     MARSHALL,S                   1.000        9,927,519        8,821,062
------------------------------------------------------------------------------------
430008     SPIEGEL OUTLET STORE         1.000        7,406,325        9,636,276
------------------------------------------------------------------------------------

  Total    Comparable                               31,296,934       32,219,717
====================================================================================
     NonComparable

43000D     J.C. PENNEY COMPANY, INC.    0.146 PE    34,195,425        35,440,824
------------------------------------------------------------------------------------
43000C     PHAR-MOR (LS)                0.000 P     12,271,468        11,671,072
------------------------------------------------------------------------------------
43000H     PORTS OF THE WORLD (BOSCOV'S)0.146 PE    16,697,000        16,486,626
------------------------------------------------------------------------------------

   Total NonComparable                              63,613,893        63,598,522
====================================================================================
  Total ANCHORS                                     94,910,827        95,818,239
====================================================================================
  Total PROJECT Comp Reporting                     174,444,269       176,822,001

  Total PROJECT Reporting                          293,491,782       252,441,516


==================================================================================================================
                                                                                                 YEAR TO DATE
                                                           CURRENT MONTH GROSS SALES             GROSS SALES
                                                       -----------------------------------  ----------------------
                                                                                                 1996     #mo
                                            SQUARE                                                TOTAL
SPACE      TENANT                           FOOTAGE        12/96          12/95    VARIANCE       SALES
==================================================================================================================
NONREPORTING

     NonComparable

43501A     ATM MACHINE                         160             0                                       0       0
------------------------------------------------------------------------------------------------------------------
43159      EQUIFAX QUICK TEST OPINION CEN    2,370             0                                       0       0
------------------------------------------------------------------------------------------------------------------
43455      H&R BLOCK                         1,281             0                                       0       0
------------------------------------------------------------------------------------------------------------------
43403      MELLON INDEPENDENCE CENTER        1,195             0                                       0       0
------------------------------------------------------------------------------------------------------------------
43000M1    SAM'S WHOLESALE CLUB (LS)       133,010             0                                       0       0
------------------------------------------------------------------------------------------------------------------
43000G     SEARS                           101,805             0                                       0       0
------------------------------------------------------------------------------------------------------------------
43160      U.S. POSTAL SERVICE               1,690             0                                       0       0
------------------------------------------------------------------------------------------------------------------

  Total     Comparable                     241,511
==================================================================================================================
 Total NONREPORTING                        241,511             0              0                        0
==================================================================================================================




==================================================================================================================
 TEMPORARY

     NonComparable

43717       9 WEST CLEARANCE                 4,865        78,131                                 445,525
------------------------------------------------------------------------------------------------------------------
43446       AEROPOSTALE                      8,039       110,791                                 110,791
------------------------------------------------------------------------------------------------------------------
43457       AFFORDABLE AIRBRUSHING           1,478        10,658                                  20,913
------------------------------------------------------------------------------------------------------------------
43537       AUSSIE OUTLET                    3,017        49,346                                  86,206
------------------------------------------------------------------------------------------------------------------
43444       AUTUMN HILL                      4,356        14,111                                  27,489
------------------------------------------------------------------------------------------------------------------
43448       CALENDAR CLUB                    2,094        63,673                                 116,122
------------------------------------------------------------------------------------------------------------------
43521       CHRISTMAS MAGIC                  4,970        12,110                                  19,920
------------------------------------------------------------------------------------------------------------------
43531       CHRISTMAS MOUSE                  5,287        76,928                                 157,586
------------------------------------------------------------------------------------------------------------------
43124       CONFECTION CONNECTION            1,220        17,632                                  68,292
------------------------------------------------------------------------------------------------------------------
43409       ELEGANCE                         1,133        29,409                                  55,199
------------------------------------------------------------------------------------------------------------------
43502       EPISODE                          1,449        20,630                                  35,387
------------------------------------------------------------------------------------------------------------------
43431       FARAONE ORIENTAL RUG GALLERY     2,837        23,491                                 113,704
------------------------------------------------------------------------------------------------------------------
43140       GLAMOUR SHOTS                    1,468        30,793                                  78,337
------------------------------------------------------------------------------------------------------------------
43854       LOLLIOP BOUTIQUE                   650        16,694                                  58,193
------------------------------------------------------------------------------------------------------------------
43443       MAGIC MOMENTS                    1,294        29,555                                 102,374
------------------------------------------------------------------------------------------------------------------
43825       MAIDENFORM                      10,646        96,106                                 164,378
------------------------------------------------------------------------------------------------------------------
43607       MARINA                           3,353         7,644                                   7,644
------------------------------------------------------------------------------------------------------------------
43129       02 KOOL                          1,600         8,000                                  69,246
------------------------------------------------------------------------------------------------------------------
43523       OOH'S AND AAH'S                  3,399        47,991            43,177               174,474
------------------------------------------------------------------------------------------------------------------
43121       PEEPERS OPTICAL                    954         8,628                                  47,159
------------------------------------------------------------------------------------------------------------------
43K902      POPCORN WORLD #K902                225        14,174            12,800               110,007
------------------------------------------------------------------------------------------------------------------
43853       PORTRAITS PLUS                     584         13,036                                 63,335
------------------------------------------------------------------------------------------------------------------
43421       REMEMBERING YOU AT CHRISTMAS     5,041        69,872                                 143,892
------------------------------------------------------------------------------------------------------------------




===============================================================================================================
                                              YEAR TO DATEGROSS SALES           GROSS SALES / SQUARE FOOT
                                             --------------------------  -------------------------------------
                                              1995     #mo               Bkpt    1996       1995
                                              TOTAL                             PROJ       ACT/
SPACE      TENANT                             SALES             VARIANCE                   PROJ      VARIANCE
===============================================================================================================
NON REPORTING

     NonComparable

43501A     ATM MACHINE                                     0             0     0
---------------------------------------------------------------------------------------------------------------
43159      EQUIFAX QUICK TEST OPINION CEN                  0                   0           0
---------------------------------------------------------------------------------------------------------------
43455      H&R BLOCK                                       0             0
---------------------------------------------------------------------------------------------------------------
43403      MELLON INDEPENDENCE CENTER                      0                   0           0
---------------------------------------------------------------------------------------------------------------
43000M1    SAM'S WHOLESALE CLUB (LS)                       0                   0           0
---------------------------------------------------------------------------------------------------------------
43000G     SEARS                                           0                   0           0
---------------------------------------------------------------------------------------------------------------
43160      U.S. POSTAL SERVICE                             0                   0           0
---------------------------------------------------------------------------------------------------------------

  Total     Comparable                                                         0
===============================================================================================================
 Total NONREPORTING                                0                           0
===============================================================================================================




===============================================================================================================
 TEMPORARY

     NonComparable

43717       9 WEST CLEARANCE
---------------------------------------------------------------------------------------------------------------
43446       AEROPOSTALE
---------------------------------------------------------------------------------------------------------------
43457       AFFORDABLE AIRBRUSHING
---------------------------------------------------------------------------------------------------------------
43537       AUSSIE OUTLET
---------------------------------------------------------------------------------------------------------------
43444       AUTUMN HILL
---------------------------------------------------------------------------------------------------------------
43448       CALENDAR CLUB
---------------------------------------------------------------------------------------------------------------
43521       CHRISTMAS MAGIC
---------------------------------------------------------------------------------------------------------------
43531       CHRISTMAS MOUSE
---------------------------------------------------------------------------------------------------------------
43124       CONFECTION CONNECTION
---------------------------------------------------------------------------------------------------------------
43409       ELEGANCE
---------------------------------------------------------------------------------------------------------------
43502       EPISODE
---------------------------------------------------------------------------------------------------------------
43431       FARAONE ORIENTAL RUG GALLERY
---------------------------------------------------------------------------------------------------------------
43140       GLAMOUR SHOTS
---------------------------------------------------------------------------------------------------------------
43854       LOLLIOP BOUTIQUE
---------------------------------------------------------------------------------------------------------------
43443       MAGIC MOMENTS
---------------------------------------------------------------------------------------------------------------
43825       MAIDENFORM
---------------------------------------------------------------------------------------------------------------
43607       MARINA
---------------------------------------------------------------------------------------------------------------
43129       02 KOOL
---------------------------------------------------------------------------------------------------------------
43523       OOH'S AND AAH'S                   180,758
---------------------------------------------------------------------------------------------------------------
43121       PEEPERS OPTICAL
---------------------------------------------------------------------------------------------------------------
43K902      POPCORN WORLD #K902                35,100
---------------------------------------------------------------------------------------------------------------
43853       PORTRAITS PLUS
---------------------------------------------------------------------------------------------------------------
43421       REMEMBERING YOU AT CHRISTMAS
---------------------------------------------------------------------------------------------------------------


==================================================================================

                                             --------------------------------------
                                                           1996             1995
                                                %       PROJECTED       ANNUALIZED
SPACE      TENANT                             Factor      SALES           SALES
==================================================================================
NON REPORTING

     NonComparable

43501A     ATM MACHINE                        0.000          0
----------------------------------------------------------------------------------
43159      EQUIFAX QUICK TEST OPINION CEN     0.000          0                0
----------------------------------------------------------------------------------
43455      H&R BLOCK                          0.000
----------------------------------------------------------------------------------
43403      MELLON INDEPENDENCE CENTER         0.000          0                0
----------------------------------------------------------------------------------
43000M1    SAM'S WHOLESALE CLUB (LS)          0.000          0                0
----------------------------------------------------------------------------------
43000G     SEARS                              0.090          0                0
----------------------------------------------------------------------------------
43160      U.S. POSTAL SERVICE                0.000          0                0
----------------------------------------------------------------------------------

  Total     Comparable                                       0                0
==================================================================================
 Total NONREPORTING                                          0                0
==================================================================================




==================================================================================
 TEMPORARY

     NonComparable

43717       9 WEST CLEARANCE
----------------------------------------------------------------------------------
43446       AEROPOSTALE
----------------------------------------------------------------------------------
43457       AFFORDABLE AIRBRUSHING
----------------------------------------------------------------------------------
43537       AUSSIE OUTLET
----------------------------------------------------------------------------------
43444       AUTUMN HILL
----------------------------------------------------------------------------------
43448       CALENDAR CLUB
----------------------------------------------------------------------------------
43521       CHRISTMAS MAGIC
----------------------------------------------------------------------------------
43531       CHRISTMAS MOUSE
----------------------------------------------------------------------------------
43124       CONFECTION CONNECTION
----------------------------------------------------------------------------------
43409       ELEGANCE
----------------------------------------------------------------------------------
43502       EPISODE
----------------------------------------------------------------------------------
43431       FARAONE ORIENTAL RUG GALLERY
----------------------------------------------------------------------------------
43140       GLAMOUR SHOTS
----------------------------------------------------------------------------------
43854       LOLLIOP BOUTIQUE
----------------------------------------------------------------------------------
43443       MAGIC MOMENTS
----------------------------------------------------------------------------------
43825       MAIDENFORM
----------------------------------------------------------------------------------
43607       MARINA
----------------------------------------------------------------------------------
43129       02 KOOL
----------------------------------------------------------------------------------
43523       OOH'S AND AAH'S
----------------------------------------------------------------------------------
43121       PEEPERS OPTICAL
----------------------------------------------------------------------------------
43K902      POPCORN WORLD #K902
----------------------------------------------------------------------------------
43853       PORTRAITS PLUS
----------------------------------------------------------------------------------
43421       REMEMBERING YOU AT CHRISTMAS
----------------------------------------------------------------------------------


=================================================================================================================
                                                                                                YEAR TO DATE
                                                          CURRENT MONTH GROSS SALES             GROSS SALES
                                                      -----------------------------------  ----------------------
                                                                                                 1996     #mo
                                         SQUARE                                                 TOTAL
SPACE  TENANT                            FOOTAGE        12/96          12/95    VARIANCE        SALES
=================================================================================================================
43841  SNO BIZ                             1,259         14,400                                  46,284
-----------------------------------------------------------------------------------------------------------------
43449  SPENCER'S GIFT                      1,988         93,593                                 118,627
-----------------------------------------------------------------------------------------------------------------
43451  WICKER DISCOUNT CENTERS - TEMP      3,000         34,310         33,699                  244,874
-----------------------------------------------------------------------------------------------------------------

     Total NonComparable                  76,206        991,707                               2,685,959
=================================================================================================================

   Total  TEMPORARY                       76,206        991,707         89,676                2,685,959
=================================================================================================================



==========================================================================================================
                                        YEAR TO DATE GROSS SALES         GROSS SALES / SQUARE FOOT
                                       --------------------------  -------------------------------------
                                         1995     #mo              Bkpt    1996       1995
                                        TOTAL                              PROJ       ACT/
SPACE  TENANT                           SALES              VARIANCE                     PROJ      VARIANCE
==========================================================================================================
43841  SNO BIZ
----------------------------------------------------------------------------------------------------------
43449  SPENCER'S GIFT
----------------------------------------------------------------------------------------------------------
43451  WICKER DISCOUNT CENTERS - TEMP    287,367
----------------------------------------------------------------------------------------------------------

     Total NonComparable
==========================================================================================================

   Total  TEMPORARY                      503,225
==========================================================================================================


================================================================================

                                       ----------------------------------------
                                                     1996             1995
                                           %       PROJECTED       ANNUALIZED
SPACE  TENANT                              Factor      SALES           SALES
================================================================================
43841  SNO BIZ
-------------------------------------------------------------------------------
43449  SPENCER'S GIFT
-------------------------------------------------------------------------------
43451  WICKER DISCOUNT CENTERS - TEMP
--------------------------------------------------------------------------------

     Total NonComparable
================================================================================

   Total  TEMPORARY
================================================================================


==================================================================================================================
                                                          CURRENT MONTH GROSS SALES                  YEAR TO DATE
                                                      -----------------------------------  -----------------------
                                                                                                 1996     #mo
                                         SQUARE                                                 TOTAL
SPACE  TENANT                            FOOTAGE        12/96          12/95    VARIANCE        SALES
==================================================================================================================
Vacant Spaces

43112                                    2,717
------------------------------------------------
43445                                    5,062
------------------------------------------------
43517                                    5,238
------------------------------------------------
43701                                      633
------------------------------------------------
43719                                    4,622
------------------------------------------------
43737                                    1,730
------------------------------------------------
43821                                    3,910
------------------------------------------------
43839                                      765
------------------------------------------------
43F167                                     688
------------------------------------------------
43F169                                     651
------------------------------------------------
43F171                                     749
------------------------------------------------
43F173                                     628
------------------------------------------------
43F175                                     711
------------------------------------------------
43F177                                     553
------------------------------------------------
43F179                                     485
------------------------------------------------
43F180                                     518
------------------------------------------------
43F181                                     791
------------------------------------------------
43F879                                     490
------------------------------------------------
43F884                                     635
------------------------------------------------
43F887                                     626
------------------------------------------------

     Total Vacancies                    32,212

     TOTAL PROJECT GLA                         1,762,226



======================================================================================================
                                     YEAR TO DATE GROSS SALES         GROSS SALES / SQUARE FOOT
                                  -----------------------------  -------------------------------------
                                   1995     #mo                  Bkpt    1996       1995
                                  TOTAL                                  PROJ       ACT/
SPACE  TENANT                     SALES                VARIANCE                     PROJ      VARIANCE
======================================================================================================


===========================================================================

                                  -----------------------------------------
                                                1996             1995
                                      %       PROJECTED       ANNUALIZED
SPACE  TENANT                       Factor      SALES           SALES
===========================================================================



Sales Report Memos

Space          Tenant                Memo

430000       VACANT                  SP #S 201, 202, 203, & 206 COMBINED W/LOSS
                                     OF 12 SF.
43000G       SEARS                   Pursuant to Termination Agreement, Sears is
                                     liable for rental payments up to the
                                     releasing of the space.
43001639     OFF 5TH (SAKS)          SP#1624 & #1639 ARE COMBINED AS OF 8/1/96
                                     INTO SP #G; THEREFORE, SALES ARE ALSO
                                     COMBINED UNTIL TEN MOVES TO
                                     PERMANENT SP APPROX 11/96.
43124        CONFECTION CONNECTION   SF REMEASURED AS OF 10/1/96 WITH LOSS OF
                                     237 SF.
43235        BUGLE BOY OUTLET        downsized - space #233 was 14,039 sf, now
                                     5,003 - Bugle Boy in Space# 235 at 8971 sf
                                     in re measurement
43405        TREASURE CACHE          relocated & downsized 7/2/95.
43511        SBX                     Tenant vacated 1/2/96, 1/96 is a partial
                                     month; 1996 Projected Sales made to equal
                                     1995 actual sales.
43529        IZOD                    Name & merchandise change as of 10/21/95.
43802        WESTPORT WOMAN          Tenant vacated 1/2/96; 1/96 is a partial
                                     month;1996 Projected Sales made the same as
                                     1995 actual sales.
43F127       BAVARIAN PRETZEL        As of 11/96, #F127 lost 127 sf, in
                                     addition, sp#'sS639, K908, & K909 were
                                     eliminated for a total loss of 2,405 sf.
43F878       DADDY'S DELI            8/96 SALES REP 8 DAYS FORMER TEN & 23 DAYS
                                     NEW TEN.
43K908       BAVARIAN PRETZEL #908   Kiosk removed as of 11/96, tenant will be
                                     former for 12/96.
43k909       POPCORN WORLD #K909     Kiosk removed as of 11/96, tenant will be
                                     former for 12/96.

[LOGO OF THE       S1-AS       ACTIVE TENANTS WITH
MILLS CORPORATION]             ADJUSTED SALES DATA

                              SALES REPORT ADDENDUM
                     This represents sales data for currently
                     active tenents whose sales for various
Project # 43         reasons are non comparable prior to a
                     defined date.  Sales after the adjustment
                     date for these tenants are in the main body
                     of the report.
                     --------------------------------------
                                 Franklin Mills
                     Monthly Gross Sales Comparative Report
                     Detail by Category As Of December 1996
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              CURRENT MONTH GROSS SALES    YEAR TO DATE GROSS SALES
                                              -------------------------    ------------------------
    SPACE     TENANT                  SQUARE                            1996       #mo    1995     #mo                       1995
                                      FOOTAGE      12/96     12/95       YTD               YTD           Close               TOTAL
                                                                        SALES             SALES           Date               SALES
===================================================================================================================================
SPECIALTY

43511    A FORMAL CELEBRATION          4,091                 17,877     61,724      2    438,363   12    3/1/96   Tenant    438,363
                                                                                                                formerly in
Cat Total  SPECIALTY                   4,091                 17,877     61,724            61,724                 sp#43-448
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
UNISEX

43235    BUGLE BOY OUTLET              8,971                                        0    970,254    6    7/1/95           2,637,901

Cat Total  UNISEX                      8,971                                             970,254
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
MAJORS

43001624 SAKS FIFTH AVENUE OUTLET     46,406              1,384,609 12,921,331     10 14,536,713  12    11/1/96          14,536,713

Cat Total  MAJORS                     46,406              1,384,609 12,921,331        14,536,713                         14,536,713
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY

43124    CONFECTION CONNECTION         1,220                 20,932    105,562      8     76,359    5    9/1/96              76,359

Cat Total  TEMPORARY                   1,220                 20,932    105,562            76,359                             76,359
===================================================================================================================================
TOTAL ADJUSTED SALES                                      1,423,418 13,088,617        16,021,689

[LOGO OF THE                  SALES REPORT ADDENDUM
MILLS CORPORATION]                FORMER TENANT

                     --------------------------------------
                                 Franklin Mills
                     Monthly Gross Sales Comparative Report
                     Detail by Category As Of December 1996
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              CURRENT MONTH GROSS SALES    YEAR TO DATE GROSS SALES
                                              -------------------------    ------------------------
    SPACE     TENANT                  SQUARE                            1996       #mo    1995     #mo                       1995
                                      FOOTAGE      12/96     12/95       YTD               YTD           Close               TOTAL
                                                                        SALES             SALES           Date               SALES
===================================================================================================================================
ART & HOME FURNISHINGS

43737    BOSTON MATTRESS FACTORY       1,730                      0    171,294      9          0    0   12/6/96
Cat Total  ART HOME FURNISHINGS        1,730                      0    171,294                 0
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
ATHLETIC & SPORTING GOODS

43449    ATHLETE'S FOOT OUTLET         1,988                                        0    288,013    5   5/17/95             288,013
43852    FAN FEVER                     1,264                 23,950                 0    221,587   12  12/30/95             221,567

Cat Total  ATHLETIC A SPORTING GOO     3,252                 23,950                      509,580                            509,580
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
BOOKS, RECORDS & TAPES

43202    BOOKS ARE BACK                2,058                 69,072     38,707      3    390,715  12     3/4/96             390,715

Cat Total  BOOKS, RECORDS & TAPES      2,058                 69,072     38,707           390,715                            390,715
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
CARDS & GIFTS

43429    EVERYTHING'S A DOLLAR #429    5,207                179,597    241,407      6    945,156   12    6/4/96             945,156
43405    TREASURE CACHE                  455                 17,438                 0     92,246   12   1/29/96              92,246
43431    VIRGINIA PEDDLAR              2,837                 65,394     91,347      5    336,181   12   6/15/96             336,181
43607    WELCOME HOME                  3,353                 77,728    167,726      9    372,521   12   9/22/96             372,521

Cat Total  CARDS & GIFTS              11,852                340,156    500,482         1,746,104                          1,746,104
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
CHILDRENS READY-TO-WEAR

43875    KIDSWEAR                     13,216                271,794                 0  1,826,463   12   1/15/96           1,826,463
43321    POLLY FLINDERS                2,636                                        0    232,326    9    9/9/95             232,326

Cat Total  CHILDRENS READY-TO-WEAR    15,852                271,794                    2,058,788                          2,058,788
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
FOOD COURT

43F181   ALLEGRO PIZZA                   791                                        0     78,671    6   7/24/95              78,671
43F177   ARTHUR TREACHER'S FISH & CHIPS  553                                        0    113,931    6    6/4/95             113,931
43F887   CORN DOG ON A STICK             626                                        0      8,909    2    2/3/95               8,909
43F884   EVERYTHING YOGURT               635                                        0     56,532    4   5/31/95              56,532
43881    FLAMER'S CHARBURGER             694                 34,451     43,580      3    257,931   12   4/30/96             257,931
43F169   MANDARIN EXPRESS- TEMP          651                                        0    111,025    7    7/9/95             111,025

Cat Total  FOOD COURT                  3,950                 34,451     43,580           627,000                            627,000
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
FOOD SPECIALTY

43F127   CINNFULLY DELICIOUS             637                                        0     74,233    4   6/25/95              74,233
43124    COFFEE BEANERY                1,487                                        0     78,173    6   6/18/95              78,173
43839    GLORIA JEAN'S GOURMET COFFEE    765                 44,427     47,401      5    205,774   12   7/l6/96             205,774

----------------------------------------------------------------------------------------------------------------------------------
                                              CURRENT MONTH GROSS SALES    YEAR TO DATE GROSS SALES
                                              -------------------------    ------------------------
    SPACE     TENANT                  SQUARE                            1996     #mo  1995    #mo                           1995
                                      FOOTAGE      12/96     12/95       YTD           YTD              Close               TOTAL
                                                                        SALES         SALES              Date               SALES
==================================================================================================================================
43F138   GREAT AMERICAN COOKIE CO        915               16,282     48,003      6  109,981   12       6/30/96            109,981
43841    SWEET FACTORY                 1,259                                      0   71,174    8       8/26/95             71,174

Cat Total  FOOD SPECIALTY              5,063               60,709     95,404         539,336                               539,336
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
FURNITURE

  43521 AUTUMN HILL FURNITURE          4,970               40,814     82,606      4  201,218    9       4/30/95           201,218

  Cat Total  FURNITURE                 4,970               40,814     82,606         201,218                               201,218
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
HANDBAGS, LEATHER & LUGGAGE

43658    AMERICAN TOURISTER            1,466               58,072    308,560      8  472,590   12       8/26/96            472,590

Cat Total  HANDBAGS, LEATHER a LUG     1,466               58,072    308,560         472,590                               472,590
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
HEALTH & BEAUTY AIDS

43701    ROMANCE PERFUMES                633               47,162     66,889      7   94,378    4       7/14/96             94 378

Cat Total  HEALTH & BEAUTY AIDS          633               47,162     66,889          94,378                                94,378
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
JEWELRY

43203    CHRISTIAN BERNARD OUTLET        902              141,495                 0  493,528   12       1/15/96            493,528
43643    DIAMONDS UNLIMITED            1,721                                      0  664,044    9       9/16/95            664,044
43208    EARRING WORLD                   587               19,896     11,234      2  150,810   12        3/4/96            150,810
43310    M I JEWELRY OUTLET            1,021                                      0   10,349    1       1/31/95             10,349
43835    WATCH FACTORY                 1,255               49,965                 0  268,959   12.     12/27/95            268,959

Cat Total   JEWELRY                    5,486              211,356     11,234       1,587,690                             1,587,690
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
KIOSK

43K908   BAVARIAN PRETZEL                300               23,894    173,476     10  214,116   12      11/10/96            214,116
43K902   KERNELS WORLD #902              225                                      0   82,820    8       8/31/95             82,820
43K902   KERNELS WORLD #909              225                                      0   71,310    0       8/31/95             71,310

Cat Total  KIOSK                         750               23,894    173,476         368,246                               368,246
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
MENS READY-TO-WEAR

43531    ALEXANDER JULIAN              5,287                                      0  143,727    3       4/22/95            143,727
43717    CHESS KING GARAGE #7943       4,865              142,079    139,865      3  848,558   12       3/21/96            848,558
43407    EXECUTIVE NECKWEAR              550               21,992                 0  109,484   12       1/15/96            109,484
43433    MERRY GO ROUND                4,094              118,789    120,229      3  818,237   12       3/24/96            818,237

Cal Total  MENS READY-TO-WEAR         14,796              282,860    260,094       1,920,004                             1,920,004
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
SERVICES

43140    COHEN'S FASHION OPTICAL       1,468               19,218                 0  260,728   12       1/16/96            260,728
43337    LINDELLE HOT LOOKS            1,455               27,792    183,319      8  362,131   12       8/27/96            362,131

Cat Total  SERVICES                    2,923               47,010    183,319         622,860                               622,860
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
SHOES

43421    BOSTONIAN SHOE OUTLET         5,041               59,163     35,218      1  568,606   12        2/5/96            568,606

----------------------------------------------------------------------------------------------------------------------------------
                                              CURRENT MONTH GROSS SALES    YEAR TO DATE GROSS SALES
                                              -------------------------    ------------------------
    SPACE     TENANT                  SQUARE                            1996     #mo  1995    #mo                           1995
                                      FOOTAGE      12/96     12/95       YTD           YTD              Close               TOTAL
                                                                        SALES         SALES              Date               SALES
==================================================================================================================================
Cat Total  SHOES                       5,041               59,163    35,218         568,606             568,606
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY

43517    ADVENTURE SHOP                5,238               62,554     27,351      2  231,225    9       2/26/96            231,225
43853    AT & T OUTLET CENTER            584               25,069     33,606      3  129,810   12       3/15/96            129,810
43445    LOVABLE PETS                  5,062                                      0   93,232    3       3/16/95             93,323
43737    SECURITY WORKS                1,730                                      0   75,580    8       8/21/95             75,580
43502    SUCCESSORIES                  1,449                                      0  117,438    9        9/3/95            117,436

Cat Total  SPECIALTY                  14,063               87,623     60,957         647,285                               647,285
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
UNISEX

43409    DESTINATION, USA              1,133               19,756    142,828     10  192,878   12      10115196            192 070
43213    JORDACHE OUTLET #217          4,357              128,399                 0  762,497   12       1110196            762,497
43511    S8X                           4,091               32,937        590      1  318,376   12        112196             310378

Cat Total  UNISEX                      9,581              181,092    143,418       1,273,753                             1,273,753
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
WOMENS READY TO WEAR

43119    ANSWER LARGE SIZES, THE       4,622               77,587     29,229      1  784,541   12       1/28/96            784,541
43015    CHICO'S OUTLET                1,806                                      0  305,305    8       8/26/95            305,305
43820    CLOTHESTIME                   6,241               22,556                 0  705,390   12       1/23/96            705,390
43537    FASHION FIRST OUTLET          3,017              112,083     37,000      1  752,292   12       2/13/96            752,292
43345    FLEMINGTON FASHION           11,827                                      0  434,699   10       11/2/95            434,699
43231    GEORGIOU DESIGNER OUTLET      6,110               46,618    149,176      4  537,503   12        5/6/96            537,503
43837    LINGERIE FACTORY OUTLET       1,840               75,000     18,000      1  410,659   11       2/10/96            410,659
43537    MATERNITY WORKS               3,017               38,056    436,949      9  555,003   12       9/30/96            555,003
43517    METRO OUTLET                  5,238                                      0    47513    3        3/5/95              47513
43825    PAY -HALF                    10,646                                      0  433,091    6       7/31/95            433,091
43015    STRICTLY BUSINESS             1,808               20,420    294,436      8   98,052    3       8/29/96             98,052
43219    WESTPORT #446                 4,856               76,174    133,065      4  577,095   12       4/29/96            577,095
43802    WESTPORT WOMAN                3,056               44,956      1,046      1  433,291   12        1/2/96            433,291

Cat Total  WOMENS READY TO WEAR       84,066              513,458  1,098,903       6,075,233                             6,075,233
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
MAJORS

43001639 OFF 5TH (SAKS)               18,247                    0  2,084 999      6        0    0      10/31/96
43001639 YOUNGWORLD                   18,247              177,217     37,862      12,174,355   12       1/31/96          2,174,355

Cat Total  MAJORS                     36,494              177,217  2,122,861       2,174,355                             2,174,355
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY

43502    AUTUMN HILL FURNITURE         1,449                    0     57,103      5        0    0      10/20/96
43737    CALENDAR CLUB                 1,730               66,680      5,990      1  103,906    3       1/16/96            103 986
43446    CHAMBER OF CHILLS             8,039                    0     10,030      1        0    0      10/31/96
43446    CHRISTMAS BY FRANK'S          8,039              194,249      5,816      1  275,960    3       1/15/96            275,960
43502    CHRISTMAS MAGIC               1,449                7,500                 0   13,500    0      12/30/95             13,500
43731    CHRISTMAS SHOPPPE             4,167                                      0   23,564    1       1/29/95             23,564
43335    COUNTRY SEASONS               4,812                                      0   65,337    5       10/1/95             65,337
43129    COUNTRY SEASONS               1,600               21,190                 0   69,782    4        1/1/96             69,782
43521    COUNTRY SEASONS               4,970                                      0   52,863    2       3/30/95             52,863
43841    DEMONSTRATION STORE           1,259               13,000                 0   30,428    2      12/27/95             31,428
43145    FARAONE ORIENTAL RUG
          GALLERY                      2,011                    0     58,741      5        0    0       7/21/96

----------------------------------------------------------------------------------------------------------------------------------
                                              CURRENT MONTH GROSS SALES    YEAR TO DATE GROSS SALES
                                              -------------------------    ------------------------
    SPACE     TENANT                  SQUARE                            1996     #mo  1995    #mo                           1995
                                      FOOTAGE      12/96     12/95       YTD           YTD              Close               TOTAL
                                                                        SALES         SALES              Date               SALES
==================================================================================================================================
43201    FARAONE ORIENTAL RUG
          GALLERY                      2,887                6,961      2,012      1   76,943    8        2/1/96             76,943
43155    FUR OUTLET, THE               2,129                                      0   31,441    3       3/12/95             31,441
43654    FUR OUTLET, THE                 650                8,200     10,952      2   23,437    2       2/20/96             23,437
43101    GAME KEEPER, THE                633                                      0    1,064    1        1/6/95              1,064
43121    HICKORY FARMS                   954               31,632                 0   41,596    2      12/27/95             41,596
43444    IN THE GARDEN                 4,356               13,388                 0   16,611    2      12/29/95             16,611
43825    J RIGGINGS OUTLET            10,646              134,558                 0  415,911    5       1/10/96            415,911
43449    KID'S CORNER                  1,988               42,118                 0   60,028    3      12/29/95             60,028
43145    LEATHER OUTLET                2,011              105,744     28,912      1  212,567    4       1/28/96            212,567
43455    MAGIC MOMENTS                 1,281               17,847    155,977      9   50,637    4       9/30/96             50,637
43719    MAIDENFORM                    4,622                    0    575,897      8        0    0      11/17/96                  0
43455    PHILLY SPORTS FAN             1,281                                      0   37,978    2       2/21/95             37,978
43K909   POPCORN WORLD #K909             225               11,200     77,104     11   20,600    3      11/15/96             20,600
43155    THINK BIG #155                2,129                                      0   21,096    2       7/24/95             21,096
43440    THINK BIG #446                0,039                                      0    7,812    2       9/11/95              7,812
43625    TOMMY HILFIGER               10,646                    0    210,875      1        0    0       2/26/96                  0
43625    WESTPORT LTD                 10,646                    0     74,678      2        0    0       6/21/96                  0

Cat Total  TEMPORARY                 104,648              680,266  1,282,948       1,735,140                             1,735,140
==================================================================================================================================
TOTAL FORMER TENANT SALES                               3,210,120  6,679,949       23,612,879                           23,612,879


-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43353    FRAGRANCE OUTLET       1,362     1,362        Primary      9/19/92     9/18/97
                                                       1st Option   9/19/97     9/18/2002
                                                       -----------------------------------

         HEALTH & BEAUTY AIDS

-------------------------------------------------------------------------------------------
43354    WATCHES GALORE           317       317        Primary      5/21/94     5/20/99
                                                       1st Option   5/21/99     5/20/04
                                                       -----------------------------------

         CARDS & GIFTS

-------------------------------------------------------------------------------------------
43355    NEWSSTAND OF FRANKLI     460       460        Primary      4/24/92     4/26/97
                                                       1st Option   4/27/97     4/26/2002
                                                       -----------------------------------

           SPECIALTY

-------------------------------------------------------------------------------------------
43356    ROYAL JEWELERS           583       583        Primary      5/11/89     5/10/96
                                                       Primary      5/11/96     5/10/2001
                                                       1st Option   5/11/2001   5/10/2006
                                                       -----------------------------------
           JEWELRY

-------------------------------------------------------------------------------------------
43357    NAILERY V. THE           501       501        Primary      7/23/92     7/22/97
                                                       1st Option   7/23/97     7/22/2002




           SERVICES

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43353    FRAGRANCE OUTLET            11/1/92    4,313.00    51,756.00    38.00     M   Jan    P     9/19/92    1,000,000    734.21
                                     9/19/97    4,653.50    55,942.00    41.00                --------------------------------------
                               ----------------------------------------- -----

         HEALTH & BEAUTY AIDS

------------------------------------------------------------------------------------------------------------------------------------
43354    WATCHES GALORE        P     5/21/94    2,000.00    24,000.00    75.71     A   Jan    P     5/21/94      240,000    757.10
                               1     5/21/99    2,333.33    27,999.96    88.33                1     5/21/99      280,000    883.28
                               ----------------------------------------- -----                --------------------------------------

            CARDS & GIFTS

------------------------------------------------------------------------------------------------------------------------------------
43355    NEWSSTAND OF FRANKLI        10/1/92    3,000.00    36,000.00    78.26     Q   Jan    P     4/27/92      600,000    304.35
                               1     4/27/97    3,666.66    43,399.92    95.85                1     4/27/97      733,333    594.20
                               ----------------------------------------- -----                --------------------------------------

         SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43356    ROYAL JEWELERS                 6/1/93  3,150.00    37,800.00    64.84     M   Jan    P       5/11/89    351,600    603.09
                                       5/11/96  3,157.92    37,895.04    65.00                P       5/11/96    378,950    650.00
                                     5/11/2001  3,352.25    40,227.00    69.00                1     5/11/2001    402,270    690.00
                                     5/11/2003  3,449.42    41,393.04    71.00                1     5/11/2003    413,930    710.00
                               ----------------------------------------- -----                --------------------------------------

           JEWELRY

------------------------------------------------------------------------------------------------------------------------------------
43357    NAILERY V. THE                 9/1/92  2,000.00    24,000.00    47.90     Q   Jan    P     7/23/92      266,667    532.27
                                        7/1/94  2,049.64    24,595.68    49.09                P     7/23/94      289,467    577.76
                                        8/1/94  2,171.00    26,052.00    52.00                --------------------------------------
                                       7/23/97  2,463.25    29,559.00    59.00
                                     7/23/1999  2,548.75    30,561.00    61.00
                               ----------------------------------------- -----
           SERVICES

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
=================================================================================================================
43353    FRAGRANCE OUTLET      6.00%     MIN   M   Step     11/1/92  4,313.00   51,756.00    38.00
                              ------     CAM   M   Est       1/1/97  1,243.00   14,916.00    10.95
                                         TAX   M   Est       1/1/97    470.00    5,640.00     4.14
                                         PRO   M   CStep     1/1/97    580.52    8,966.23     5.11
                                         OCC   M   Step      1/1/97    163.44    1,961.28     1.44
                                                                    =========   =========    =====
         HEALTH & BEAUTY AIDS                                TOTAL    6,769.96   81,239.51    59.64
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43354    WATCHES GALORE       10.00%     MIN   M   Step     3/21/94  2,000.00   24,000.00    75.71
                              10.00%     CAM   M   Est       1/1/97    289.00    3,468.00    10.95
                              ------     TAX   M   Est       1/1/97    109.00    1,308.00     4.14
                                         PRO   M   CStep     1/1/97    452.71    5,432.46    17.14
                                         OCC   M   Step      1/1/97     38.04      456.48     1.44
           CARDS & GIFTS                                            =========   =========   ======
                                                             TOTAL    2,888.75   34,664.94   109.38
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43355    NEWSSTAND OF FRANKLI  4.00%     MIN   M   Step     10/1/92   3,000.00   36,000.00    76.26
                               4.00%     CAM   M   Est       1/1/97     420.00    5,040.00    10.95
                              ------     TAX   M   Est       1/1/97     159.00    1,908.00     4.14
                                         PRO   M   CStep     1/1/97     196.06    2,352.69     5.11
                                         OCC   M   Step      1/1/97      55.20      662.40     1.44
           SPECIALTY                                                 ========   ==========    =====
                                                             TOTAL    3,830.26   45,963.09    99.90
                                         ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43356    ROYAL JEWELERS        8.00%     MIN   M   Step     5/11/96   3,157.92   37,895.04    65.00
                               8.00%     CAM   M   Est       1/1/97     532.00    6,384.00    10.95
                               8.00%     TAX   M   Est       1/1/97     201.00    2,412.00     4.14
                               8.00%     PRO   M   CStep     1/1/97     523.89    6,286.72    10.78
                              ------     OCC   M   Step      1/1/97      69.96      839.52     1.44
           JEWELRY                                                    ========   =========    =====
                                                             TOTAL    4,484.77   53,817.28    92.31
                                         ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43357    NAILERY V. THE        8.00%     MIN   M   Step      8/1/94   2,171.00   28,052.00    52.00
                               8.00%     CAM   M   Est       1/1/97     457.00    5,484.00    10.95
                              ------     TAX   M   Est       1/1/97     173.00    2,076.00     4.14
                                         PRO   M   CStep     1/1/97     106.76    1,281.15     2.58
                                         OCC   M   Step      1/1/97      60.12      721.44     1.48
           SERVICES                                                   ========   =========    =====
                                                             TOTAL    2,967.88   35,614.59    71.09
                                         ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                                        PAGE 13

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43358    BRIEFCASE UNLIMITED    1,201     1,201        Primary      5/11/89     5/10/96
                                                       Primary      5/11/96     5/10/97
                                                       -----------------------------------



           HANDBAGS, LEATHER
           & LUGGAGE

-------------------------------------------------------------------------------------------
43359    REMINGTON FACTORY OU   1,232     1,232        Primary      4/28/90     1/31/2001
                                                       -----------------------------------


           SPECIALTY

-------------------------------------------------------------------------------------------
43401    TIME OUT               3,288     3,288        Primary       1/27/94    1/26/2004
                                                       -----------------------------------


           ENTERTAINMENT

-------------------------------------------------------------------------------------------
43403    MELLON INDEPENDENCE    1,195     1,195        Primary      12/1/89     11/30/94
                                                       1st Option   12/1/94     11/30/99
                                                       -----------------------------------

           [ILLEGIBLE]

-------------------------------------------------------------------------------------------
43405    PERFUME ROMANCE          455       455        Primary      7/15/98     7/14/2001
                                                       1st Option   7/15/2001   7/14/2006
                                                       -----------------------------------

         HEALTH & BEAUTY AIDS

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43358    BRIEFCASE UNLIMITED          1/1/93    3,218.58    38,622.96    32.16     Q   Jan    *     4/1/89     450,000      374.69
                                      1/1/94    3,307.10    39,685.20    33.04                P     5/11/96    840,700      700.00
                               P      1/1/95    3,393.35    40,720.20    33.91                --------------------------------------
                               P      1/1/96    3,488.68    41,864.16    34.86
                                     5/11/96    3,509.92    42,119.04    35.07
                               ----------------------------------------- -----
           HANDBAGS, LEATHER
           & LUGGAGE

------------------------------------------------------------------------------------------------------------------------------------
43359    REMINGTON FACTORY OU        5/1/93     3,285.33    39,423.96    32.00     M   Jan    P     4/28/90    569,333      462.12
                                     4/28/96    3,490.67    41,888.04    34.00                P     4/28/93    650,667      528.14
                               ----------------------------------------- -----                P     4/28/96    691,333      561.15
                                                                                              --------------------------------------


           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43401    TIME OUT                    3/1/94     3,699.00    44,388.00    13.50     M   Jan    P     1/27/94    295,920       90.00
                               ----------------------------------------- -----                P     4/27/99    405,520      123.33
                                                                                              --------------------------------------

           ENTERTAINMENT

------------------------------------------------------------------------------------------------------------------------------------
43403    MELLON INDEPENDENCE          1/1/92    3,060.79    36,729.48    30.74     N   Jan
                                     12/1/94    3,825.75    43,509.00    36.41
                               ----------------------------------------- -----

           [ILLEGIBLE]

------------------------------------------------------------------------------------------------------------------------------------
43405    PERFUME ROMANCE       P       7/15/96  1,627.50    19,530.00    42.92     M   Jan    P       7/15/96  244,125      536.54
                                       7/18/98  1,699.83    20,397.96    44.83                P       7/15/98  254,975      560.36
                                     7/15/2001  1,808.33    21,699.96    47.69                1     7/15/2001  271,250      596.15
                                     7/15/2003  1,916.83    23,001.96    50.55                1     7/15/2003  287,525      631.92
                               ----------------------------------------- -----                --------------------------------------

         HEALTH & BEAUTY AIDS

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
=================================================================================================================
43358    BRIEFCASE UNLIMITED   7.00%     MIN   M   Step     5/11/96  3,509.92   42,119.04    35.07
                               5.00%     CAM   M   Est       1/1/97  1,096.00   13,152.00    10.95
                              ------     TAX   M   Est       1/1/97    414.00    4,968.00     4.14
                                         PRO   M   CStep     1/1/97    511.90    6,142.74     5.11
                                         OCC   M   Step      1/1/97    144.12    1,729.44     1.44
                                                                    ---------  ----------   ------
           HANDBAGS, LEATHER                                TOTAL    5,675.84   68,111.22    56.71
           & LUGGAGE                     ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
43359    REMINGTON FACTORY OU  6.00%     MIN   M   Step     4/28/96  3,490.67   41,888.04    34.00
                               6.00%     CAM   M   Est       1/1/97  1,124.00   13,488.00    10.95
                               6.00%     TAX   M   Est       1/1/97    425.00    5,100.00     4.14
                              ------     PRO   M   CStep     1/1/97    505.12    6,061.42     4.92
                                         OCC   M   Step      1/1/97    147.84    1,774.08     1.44
                                                                    ---------  ----------   ------
           SPECIALTY                                        TOTAL    5,692.63   68,311.54    55.45
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43401    TIME OUT             15.00%     MIN   M   Step      3/1/94  3,699.00   44,388.00    13.50
                              15.00%     CAM   M   Cap       1/1/97  2,431.00   29,172.00     8.87
                              ------     TAX   M   Est       1/1/97  1,134.00   13,608.00     4.14
                                         PRO   M   Step      1/1/96    548.00    6,576.00     7.00
                                         OCC   M   Step      1/1/97    394.56    4,734.72     1.44
                                                                    ---------  ----------   ------
           ENTERTAINMENT                                    TOTAL    8,206.56   98,478.72    29.95
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43403    MELLON INDEPENDENCE             MIN   M   Step     12/1/94  7,625.75   43,509.00    36.41
                                         CAM   M   Est       1/1/97  1,236.00   14,832.00    10.95
                                         TAX   M   Est       1/1/97    467.00    5,604.00     4.14
                                         PRO   M   CStep     1/1/97    584.62    7,015.42     5.18
                                                                    ---------  ----------   ------
           [ILLEGIBLE]                                      TOTAL    3,913.37   70,960.42    56.68
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43405    PERFUME ROMANCE       8.00%     MIN   M   Step      7/15/96 1,627.50   19,530.00    42.92
                               8.00%     CAM   M   Est       1/1/97    415.00    4,980.00    10.95
                               8.00%     TAX   M   Est       1/1/97    157.00    1,884.00     4.14
                               8.00%     PRO   M   CStep     1/1/97    214.57    2,574.78     5.66
                              ------     OCC   M   Step      1/1/97     54.60      655.20     1.44
                                                                    ---------  ----------   ------
         HEALTH & BEAUTY AIDS                               TOTAL    2,468.67   29,623.98    65.11
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                 PAGE 14

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43407    LIDS FOR LESS           550        550        Primary      5/4/96      5/3/2006
                                                       -----------------------------------

           SPECIALTY

-------------------------------------------------------------------------------------------
43409    ELEGANCE              1,133      1,133        Primary      10/26/96    12/31/96
                                                       Primary      2/1/97      1/31/2000
                                                       1st Option   2/1/2000    1/31/2003
                                                       -----------------------------------
           SPECIALTY

-------------------------------------------------------------------------------------------
43411    PAYLESS SHOESOURCE    3,108      3,108        Primary      2/1/91      1/31/2001
                                                       -----------------------------------


           SHOES

-------------------------------------------------------------------------------------------
43413    BRITCHES              4,797      4,797        Primary      10/16/92    10/15/2000
                                                       1st Option   10/16/200   10/15/2007
                                                       -----------------------------------

           MENS READY TO WEAR

-------------------------------------------------------------------------------------------
43415    SUNCOAST MOTION PICT  3,605      3,605        Primary      11/3/94     12/31/2004
                                                       -----------------------------------


           SPECIALTY

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43407    LIDS FOR LESS          P     5/4/96    2,916.66     34,999.92   63.64     M   Jan    P     5/4/96     700,000    272.73
                                    5/4/2001    3,333.33     39,999.96   72.73                P   5/4/2001     800,000    454.55
                                ---------------------------------------- -----                --------------------------------------

           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43409    ELEGANCE               P      2/1/97   3,776.67     45,320.04   40.00     Z   Jan    P     10/26/96     466,949    412.14
                                     2/1/2000   3,965.50     47,586.00   42.00                --------------------------------------
                                ---------------------------------------- -----

           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------
43411    PAYLESS SHOESOURCE          1/1/92     6,736.17     80,834.04   26.01     M   Jan    P     2/1/91     1,616,680    520.17
                                     2/1/94     7,575.75     90,909.00   29.25                --------------------------------------
                                     2/1/97     8,352.75    100,233.00   32.25
                                ---------------------------------------- -----

           SHOES

------------------------------------------------------------------------------------------------------------------------------------
43413    BRITCHES               P       11/1/92 6,764.58     81,174.96   16.92     Q   Jan    P       10/16/92 2,705,833    564.07
                                P       8/15/95 2,724.36     32,692.32    6.82                P        8/15/95   792,000    165.10
                                P        1/1/97 6,765.58     81,186.96   16.92                P         1/1/97 2,705,833    564.07
                                1    10/16/2000 8,356.25    100,275.00   20.90                1     10/16/2002 3,342,500    696.79
                                ---------------------------------------- -----                --------------------------------------
           MENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------
43415    SUNCOAST MOTION PICT   P     11/3/94   7,210.00     88,520.00   24.00     N   Jan
                                P      1/1/98   8,111.25     97,335.00   27.00
                                P    1/1/2001   8,712.08    104,544.96   29.00
                                ---------------------------------------- -----

           SPECIALTY

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
=================================================================================================================
43407    LIDS FOR LESS         5.00%     MIN   M   Step     5/4/96    2,916.66   34,999.92   63.64
                               5.00%     CAM   M   Est      1/1/97      502.00    6,024.00   10.95
                              ------     TAX   M   Est      1/1/97      190.00    2,280.00    4.14
                                         PRO   M   CStep    1/1/97      171.36    2,056.31    3.74
                                         OCC   M   Step     1/1/97       66.00      792.00    1.44
                                                                     =========   =========   =====
           SPECIALTY                                        TOTAL     3,846.02   48,152.23   83.91
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43409    ELEGANCE              7.00%     MIN   M   Step     2/1/97    3,776.67   45,320.04   40.00
                              ------     CAM   M   Step     2/1/97    1,033.86   12,406.35   10.95
                                         TAX   M   Step     2/1/97      390.89    4,690.62    4.14
                                         PRO   M   Step     2/1/97      377.67    4,532.00    4.00
                                         OCC   M   Step     2/1/97      135.96    1,631.52    1.44
                                                                     =========   =========   =====
           SPECIALTY                                        TOTAL     5,715.05   66,580.91   60.53
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43411    PAYLESS SHOESOURCE    5.00%     MIN   M   Step     2/1/97    8,352.75  100,233.00   32.25
                              ------     CAM   M   Cap      1/1/97    2,836.00   34,032.00   10.95
                                         TAX   M   Est      1/1/97    1,072.00   12,864.00    4.14
                                         PRO   M   CStep    1/1/97    1,089.52   13,074.24    4.21
                                         OCC   M   Step     1/1/97      372.96    4,475.52    1.44
                                                                     =========  ==========   =====
           SHOES                                            TOTAL    13,723.23  164,678.76   52.99
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43413    BRITCHES              3.00%     MIN   M   Step     1/1/97    6,765.58   81,186.96   16.92
                               5.00%     CAM   M   Step     1/1/97    4,109.20   49,310.40   10.28
                               3.00%     TAX   M   Est      1/1/97    1,655.00   19,860.00    4.14
                               3.00%     OCC   M   Step     1/1/97      575.64    6,907.68    1.44
                              ------                                 =========  ==========   =====
           MENS READY TO WEAR                               TOTAL    13,105.42  152,265.04   32.78
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43415    SUNCOAST MOTION PICT            MIN   M   Step     11/3/94   7,210.00   86,520.00   24.00
                                         CAM   M   Est      1/1/97    3,248.00   38,976.00   10.81
                                         TAX   M   Est      1/1/97    1,069.00   12,828.00    3.56
                                         PRO   M   CStep    1/1/97    1,060.77   12,729.30    3.53
                                         OCC   M   Step     1/1/97      432.60    5,191.20    1.44
                                                                     =========  ==========   =====
           SPECIALTY                                        TOTAL    13,020.37  156,244.50   43.34
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                              PAGE 15

-------------------------------------------------------------------------------------------
                    *v = Sq Ft has been verified LEASE TERMS
                              LEASABLE RENTABLE
SPACE    TENANT               SQ FT       SQ FT V*     TERM         START        END
===========================================================================================
43416    NO NAME                3,300      3,300       Primary      10/13/89    1/31/98
                                                       -----------------------------------


         WOMENS READY TO WEAR

-------------------------------------------------------------------------------------------
43417    $9.99 STOCKROOM        3,893      3,893       Primary      5/11/89     5/10/94
                                                       Primary      5/11/94     1/31/2000
                                                       ------------------------------------

         WOMENS READY TO WEAR

-------------------------------------------------------------------------------------------
43421    MAIDENFORM             5,041      5,041       Primary      2/3/97      12/31/97
                                                       -----------------------------------
           TEMPORARY

-------------------------------------------------------------------------------------------
43423    FAMOUS BRANDS HOUSE    3,721      3,721       Primary      5/11/89     5/10/2001
                                                       1st Option   5/11/2001   5/10/2006
                                                       -----------------------------------



       ART & HOME FURNISHINGS

-------------------------------------------------------------------------------------------
43425    VACANT                 2,971      2,971

           VACANT

-------------------------------------------------------------------------------------------
43427    JEAN OUTLET, THE       3,042      3,042       Primary      8/22/92     8/21/97
                                                       1st Option   8/22/97     8/21/2002
                                                       -----------------------------------



           UNISEX

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  MINIMUM RENT                                        BREAKPOINTS
                                                                                    L/Y                         ANN         PSF
SPACE    TENANT                TERM   START       /MO         /YEAR       PSF     RPT  MO   TERM    START       BKPT        BKPT
====================================================================================================================================
43416    NO NAME                      11/1/92   7,711.67    92,540.04    28.04     M   Feb    P     10/13/89   1,432,167    433.99
                                     10/13/96   8,262.50    99,150.00    30.05                P     10/13/92   1,542,333    467.37
                                       1/2/97   4,950.00    59,400.00    18.00                P     10/13/96   1,652,500    500.76
                               ----------------------------------------- -----                P       1/1/97   1,168,000    360.00
                                                                                              --------------------------------------

         WOMENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------
43417    $9.99 STOCKROOM              1/1/92    5,833.33    69,999.96    17.98     M   Jan    P      5/11/94   1,112,286    285.71
                               P     5/11/94    6,488.33    77,859.96    20.00                P       1/1/97   1,223,514    314.29
                               P     5/11/97    7,137.17    85,646.04    22.00                --------------------------------------
                               ----------------------------------------- -----


         WOMENS READY TO WEAR

------------------------------------------------------------------------------------------------------------------------------------
43421    MAIDENFORM                                                                Z   Jan    P      2/3/97      720,000    142.83
                                                                                              P     11/1/97    1,200,000    238.05
           TEMPORARY                                                                          --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
43423    FAMOUS BRANDS HOUSE            1/1/92  5,707.32    68,487.84    18.41     Q   Jan    P       5/11/89  1,189,120    319.57
                                        1/1/94  5,707.32    68,487.84    18.41                P       5/11/93  1,332,760    359.52
                                       5/11/97  6,193.33    74,319.96    19.97                P       5/11/97  1,466,400    399.46
                                     5/11/2001  6,193.33    74,319.96    19.97                1     5/11/2001  1,486,400    399.46
                                     5/11/2004  6,812.67    81,752.04    21.97                1     5/11/2004  1,635,040    439.41
                               ----------------------------------------- -----                --------------------------------------
       ART & HOME FURNISHINGS

------------------------------------------------------------------------------------------------------------------------------------
43425    VACANT                                                                    M   Jan

           VACANT

------------------------------------------------------------------------------------------------------------------------------------
43427    JEAN OUTLET, THE             9/1/93    4,816.50    57,798.00    19.00     M   Jan    P     8/22/92    1,110,320    365.00
                                     8/22/95    5,070.00    60,840.00    20.00                P     8/22/93    1,155,960    380.00
                                     8/22/97    5,323.00    63,876.00    21.00                P     8/22/95    1,216,800    400.00
                                     8/22/99    5,577.00    66,924.00    22.00                1     8/22/97    1,277,640    420.00
                               ----------------------------------------- -----                1     8/22/99    1,338,480    440.00
                                                                                              --------------------------------------
           UNISEX

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       CURRENT MO CHARGES                             RENT MEMO
                                                                                             ANN
SPACE    TENANT                  %        C    F   T       STARTS       $/MO        $/YR     PSF
=================================================================================================================
43416    NO NAME               6.00%     MIN   M   Step     1/2/97    4,950.00   59,400.00   18.00
                               6.00%     CAM   M   Est      1/1/97    3,011.00   38,132.00   10.95
                               6.00%     TAX   M   Est      1/1/97    1,138.00   13,656.00    4.14
                               5.00%     PRO   M   CStep    1/1/97    1,126.44   13,517.32    4.10
                              ------     OCC   M   Step     1/1/97      396.00    4,752.00    1.44
                                                                     =========  ==========   =====
         WOMENS READY TO WEAR                               TOTAL    10,621.44  127,457.32   38.63
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43417    $9.99 STOCKROOM       4.00%     MIN   M   Step     5/11/94    6,488.33   77,859.96   20.00
                               4.00%     CAM   M   Est       1/1/97    3,552.00   42,624.00   10.95
                              ------     TAX   M   Est       1/1/97    1,343.00   16,116.00    4.14
                                         PRO   M   CStep     1/1/97      793.07    9,516.79    2.44
                                         OCC   M   Step      1/1/97      467.18    5,605.92    1.44
                                                                      =========  ==========   =====
         WOMENS READY TO WEAR                                TOTAL    12,643.56  151,722.67   38.97
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43421    MAIDENFORM            5.00%     TLA   M   Step     2/3/97    3,000.00   36,000.00    7.14
                               5.00%
           TEMPORARY          ------                        TOTAL     3,000.00   36,000.00    7.14
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43423    FAMOUS BRANDS HOUSE   5.00%     MIN   M   Step     1/1/94    5,707.32   66,487.84   18.41
                               5.00%     CAM   M   Est      1/1/97    3,395.00   40,740.00   10.95
                               5.00%     TAX   M   Est      1/1/97    1,284.00   15,408.00    4.14
                               5.00%     PRO   M   CStep    1/1/97    1,288.82   15,463.39    4.16
                               5.00%     OCC   M   Step     1/1/97      446.52    5,358.24    1.44
                              ------                                 =========  ==========   =====
       ART & HOME FURNISHINGS                               TOTAL    12,121.46  145,457.47   39.10
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
43425    VACANT

           VACANT

-----------------------------------------------------------------------------------------------------------------
43427    JEAN OUTLET, THE      5.00%     MIN   M   Step     8/22/95   5,070.00   60,840.00   20.00
                               5.00%     CAM   M   Cap       1/1/97   2,776.00   33,312.00   10.95
                               5.00%     TAX   M   Est       1/1/97   1,049.00   12,588.00    4.14
                               5.00%     PRO   M   CStep     1/1/97     817.17    9,805.99    3.22
                               5.00%     OCC   M   Step      1/1/97     365.04    4,380.48    1.44
                              ------                                 =========  ==========  ======
           UNISEX                                           TOTAL    10,077.21  120,926.47   39.75
                                         ---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Run Date 3/31/97 10:25:41 AM   Run By     barbie       Franklin Mills                                              PAGE 16

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                   OFFICE MARKET - URBAN/CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%    10.0%    10.0%    10.0%    11.5%    11.5%     3.0%     3.0%     3.0%     4.0%    10.0   10.0
                              9.5%    10.0%    10.0%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             13.0%    13.0%      --       --     14.0%    14.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.3%     9.3%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     9.0%     8.5%     9.0%    10.5%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                      11       11       10       10       11       11       11       11       11       11       11     11
Average (%)                   9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%    10.0%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             15.0%    15.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%    10.0%     9.0%    10.0%    12.0%    13.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
Responses                       8        8        6        6        7        7        7        7        7        7        7      7
Average (%)                  10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                              8.0%     9.0%     9.5%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0     10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             12.0%    12.0%      --       --     13.0%    13.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                               --       --       --       --     12.0%    13.0%     4.0%     4.0%     4.0%     4.0      5.0   10.0
Responses                     8       8         7        7        9        9        9        9        9        9        9      9
Average (%)                   9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9%     7.6    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    12.0%    12.0%    15.0%    15.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.8%     9.8%    10.8%    10.8%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                             14.0%    14.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     6        6        5        5        6        6        6        6        6        6        6      6
Average (%)                  10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.6%     3.3%     3.9%     8.0    8.8

                            --------------------------------------------------------------------------------------------------------
Total Responses              33       33       28       28       33       33       33       33       33       33       33     33
Weighted Average (%)          9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


8 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                           OFFICE MARKET - SUBURBAN/NON - CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             11.0%    11.0%      --       --     12.0%    12.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.5%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                             l0.0%    11.0%    10.5%    11.0%    12.0%    12.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.1%     9.1%    10.1%    l0.1%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.5%    11.5%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    12.0%    13.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0
Responses                    16       16       14       14       15       15       15       15       15       15       15     15
Average (%)                   8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.8%    11.8%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                             12.0%    12.0%      --       --     18.0%    18.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.0%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    14.0%    15.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             10.0%    11.0%      --       --       --       --       --       --       --       --       --     --
                             10.0%    11.0%    10.0%    11.0%    12.0%    13.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0

Responses                    13       13       11       11       12       12       12       12       12       12       12     12
Average (%)                   9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%      --       --     13.0%    13.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%     9.0%     9.0%    17.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%      --       --     18.0%    18.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                             11.0%    11.0%    11.0%    11.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.6%     9.6%    10.6%    10.6%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%    10.0%    10.0%    20.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              49       49       41       41       45       45       45       45       45       45       45     45
Weighted Average (%)          9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8
                            --------------------------------------------------------------------------------------------------------

                                                                   AUTUMN 1996 9

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                  INDUSTRIAL MARKET - WAREHOUSE/DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%    10.0%     9.5%    10.0%    11.0%    12.0%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10       10       10       10       10       10       10       10     10
Average (%)                   8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.3%    11.3%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     7        7        7        7        7        7        7        7        7        7        7      7
Average (%)                   9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    13.0%    13.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                  10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              25       25       25       25       25       25       25       25       25       25       25     25
Weighted Average (%)          9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


10 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                          INDUSTRIAL MARKET - BUSINESS PARKS, OTHER INDUSTRIAL & MANUFACTURING
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                              9.0%     9.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.7%    10.7%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   9.3%     9.8%     9.8%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.4%    10.0%     9.9%    10.9%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%    11.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5      9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.6%    10.2%    10.0%    11.0%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

                            --------------------------------------------------------------------------------------------------------
Total Responses              18       18       14       14       18       18       18       18       18       18       18     18
Weighted Average(%)           9.3%     9.8%     9.8%    10.8%    12.0%    12.4%     3.3%     4.0%     3.2%     3.9%     8.5    9.8
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 11

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                             RETAIL MARKET - NEIGHBORHOOD & COMMUNITY CENTERS
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%    10.5%     9.5%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                             10.3%    10.3%    10.8%    10.8%    13.0%    13.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%     9.0%    10.0%    10.0%    10.0%    10.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.5%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     9        9        8        8        8        8        9        9        9        9        9      9
Average (%)                   9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    11.3%    11.3%    14.0%    14.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.5%    10.5%      --       --       --       --       --       --       --       --       --     --

Responses                     6        6        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%                        --       --       --       --       --       --       --     --
                             11.0%    11.0%     9.5%     9.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     7        7        5        5        5        5        6        6        6        6        6      6
Average (%)                   9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             13.0%    13.0%    14.0%    14.0%    14.0%    14.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             11.0%    11.0%    10.5%    10.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        6        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              28       28       22       22       22       22        26       26       26       26       26     26
Weighted Average (%)          9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


12 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                   RETAIL MARKET - POWER CENTERS & "BIG BOX"
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%     9.5%     9.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
                             10.5%    10.5%    10.5%    10.5%    11.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.4%    11.4%     3.8%     3.8%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.3%     9.3%     9.5%    10.0%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%     9.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%     9.5%     9.5%    10.0%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0

Responses                     9        9        8        8        8        8        8        8        8        8        8      8
Average (%)                   9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    11.0%    12.0%     2.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                               --       --       --       --     15.0%    15.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     2        2        2        2        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              17       17       16       16       17       17       17       17       17       17       17     17
Weighted Average (%)          9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 13

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                               RETAIL MARKET - REGIONAL MALLS
------------------------------------------------------------------------------------------------------------------------------------

                              7.5%     7.5%     8.0%     8.0%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              7.5%     7.5%     7.8%     7.8%    12.0%    12.0%     1.5%     2.0%     3.0%     3.0%    10.0   10.0
                              7.0%     8.0%     8.0%     8.0%    10.5%    11.5%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     8.0%     9.0%    10.5%    11.0%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              7.8%     8.0%     8.3%     8.5%    11.0%    12.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                              7.0%     8.0%     7.0%     8.0%    10.0%    11.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                    10        9        9        9        9        9       10       10       10       10       10     10
Average (%)                   7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    17.0%    17.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              9.0%     9.0%     9.0%     9.0%    13.5%    13.5%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%    10.0%    10.0%    10.0%    12.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    18.0%    18.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             11.0%    11.0%    11.0%    11.0%    13.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.5%     8.5%     9.0%    11.5%    12.5%     2.5%     3.0%     2.5%     3.0%    10.0   10.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    11.0%    11.0%    20.0%    20.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             12.5%    12.5%    12.0%    12.0%    14.0%    15.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.3%     9.8%    12.0%    13.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                             13.0%    13.0%    11.0%    11.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        5        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

                            --------------------------------------------------------------------------------------------------------
Total Responses              26       22       22       22       22       22       26       26       26       26       26     26
Weighted Average (%)          9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


14 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                     RESIDENTIAL - APARTMENTS
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%    10.0%     9.0%    10.5%      --       --       --       --      3.5%     3.5%     1.0    1.0
                              8.5%     9.0%     9.0%     9.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.8%     9.8%    10.0%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.3%     9.0%     9.0%     9.5%    10.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              7.5%     8.5%     8.0%     9.0%    10.0%    11.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.8%     8.8%     9.0%     9.0%    11.3%    11.3%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.0%     9.5%    10.0%    11.5%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.0%     8.5%     9.0%      --       --      3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.8%     9.0%     9.0%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10        8        8        9        9       10       l0       l0     10
Average (%)                   8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.5%     9.5%    10.0%    11.0%    12.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%    10.0%    10.0%    10.0%    11.0%    12.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.0%    10.0%    10.0%    10.5%    10.5%    12.0%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.5%     9.5%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        5        5        5        5        5        5        5        5        5      5
Average (%)                   8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    11.0%    11.0%    12.5%    13.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     9.0%     9.0%    11.0%    12.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.0%     9.0%     9.5%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    13.0%    13.0%    13.0%    13.0%    15.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%    10.0%    10.0%    11.0%    13.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.5%    10.0%    10.0%    11.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                      4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

Total Responses              23       23       23       23       21       21       22       22       23       23       23     23
Weighted Average (%)          9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 15

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                                                                                                 SUMMARY OF WEIGHTED AVERAGE
------------------------------------------------------------------------------------------------------------------------------------

Urban/CBD                     9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2

   Class A - Leased Asset     9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5
   Class B - Leased Asset    10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7
   Class A - Value Added      9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9      7.6    8.9
   Class B - Value Added     10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.8%     3.3%     3.9%     8.0    8.8

Suburban                      9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8

   Class A - Leased Asset     8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7
   Class B - Leased Asset     9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6
   Class A - Value Added      9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0
   Class B - Value Added      9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

Warehouse/Distribution        9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2

   Class A - Leased Asset     8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1
   Class B - Leased Asset     9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1
   Class A - Value Added      9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3
   Class 8 - Value Added     10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

Business Parks                9.4%     9.9%    10.0%    10.8%    12.3%    12.9%     3.4%     4.0%     3.2%     3.8%     8.3    9.6

   Class A - Leased Asset     9.0%     9.5%     9.8%    10.5%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Leased Asset     9.3%     9.8%    10.0%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class A - Value Added      9.5%    10.2%    10.0%    10.8%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7
   Class B - Value Added      9.7%    10.3%    10.2%    11.0%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7

0ther Industrial/
  Manufacturing               9.2%     9.7%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

   Class A - Leased Asset     8.8%     9.3%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class B - Leased Asset     9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class A - Value Added      9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Value Added      9.5%    10.0%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5

------------------------------------------------------------------------------------------------------------------------------------
RETAIL
------------------------------------------------------------------------------------------------------------------------------------

Neighborhood & Community
  Centers                     9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3

   Class A - Leased Asset     9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4
   Class B - Leased Asset     9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6
   Class A -  Value Added     9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0
   Class B - Value Added     10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

Power Center & "Big Box"      9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3

   Class A - Leased Asset     9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1
   Class B - Leased Asset     9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3
   Class A - Value Added      9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3
   Class B - Value Added      9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3      3.2%     3.7%     9.3   10.3

Regional Malls                9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9

   Class A - Leased Asset     7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6
   Class B - Leased Asset     9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6
   Class A - Value Added      9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2
   Class B - Value Added     10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

Specialty Retail              9.5%    10.5%    10.8%    11.5%    12.0%    12.6      1.9%     4.0%     3.3%     4.0%    10.0   10.5

   Class A - Leased Asset     8.2%     9.0%     8.8%     9.7%    10.7%    11.3%     2.5%     4.0%     3.5%     4.0%     8.7   10.3
   Class B - Leased Asset     9.3%    10.3%    10.8%    11.5%    11.5%    12.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class A - Value Added     10.0%    11.0%    11.3%    12.0%    12.5%    13.0%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class B - Value Added     10.8%    11.8%    12.3%    13.0%    13.5%    13.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5

------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL
------------------------------------------------------------------------------------------------------------------------------------

Apartments                    9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

   Class A - Leased Asset     8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9
   Class B - Leased Asset     8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2
   Class A - Value Added      8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0
   Class B - Value Added      9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0


16 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                       Single-Tenant NNN Leased Properties
                          (Excludes "Bondable" Leases)

                         Minimum No.  Going-In Cap Rate  Internal Rate of Return
                          of Years     Low       High       Low        High

Investment Grade Tenant
--------------------------------------------------------------------------------
                             4.0        9.0%      9.0%      10.0%      12.0%
                      ----------------------------------------------------------
                            10.0        8.0       9.0       10.5       11.5
                      ----------------------------------------------------------
                             5.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            10.0        9.0      10.5       13.0       15.0
                      ----------------------------------------------------------
                            10.0        8.5       9.0       10.5       12.0
                      ----------------------------------------------------------
                            10.0        9.5      10.0       10.5       11.5
                      ----------------------------------------------------------
                            10.0        8.5      11.0       10.8       12.0
                      ----------------------------------------------------------
                            10.0        9.5       9.5       11.0       11.0
                      ----------------------------------------------------------
                            20.0        9.0       9.0        N/A        N/A
                      ----------------------------------------------------------
                            10.0        8.0      10.0        N/A        N/A
--------------------------------------------------------------------------------
Responses                   10.0       10.0      10.0        8.0        8.0
Average                      9.9        9.0%      9.8%      11.2%      12.3%


Non-Investment Grade
  Tenant
--------------------------------------------------------------------------------
                             4.0        9.5%      9.5%      10.5%      13.0%
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.5       12.5
                      ----------------------------------------------------------
                             5.0       13.0      13.0       15.0       15.0
                      ----------------------------------------------------------
                            10.0       10.0      12.0       17.0       20.0
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.0       13.0
                      ----------------------------------------------------------
                            10.0       11.0      12.0       13.0       15.0
                      ----------------------------------------------------------
                            10.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            20.0       11.0      11.0       N/A        N/A
                      ----------------------------------------------------------
                            10.0       10.0      12.5       N/A        N/A
                      ----------------------------------------------------------
Responses                    9.0        9.0       9.0        7.0        7.0
Average                      9.9       10.3%     11.2%      13.0%      14.5%


                                                                  AUTUMN 1996 17

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LUXURY
------------------------------------------------------------------------------------------------------------------------------------

               8.0%  8.0% 10.0%  10.0%  18.0%  18.0%  25.0%  25.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  5.0%  5.0%
               7.0%  7.0% 10.0%  10.0%  15.0%  15.0%  20.0%  20.0%  7.0%  7.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               6.0%  9.5% 10.0%  10.0%  12.0%  15.0%  15.0%  18.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   2.0%   4.0%  4.0%  4.0%
               8.0% 11.0%  8.5%  12.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               --    --   11.0%  13.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   3.0%   3.0%  4.0%  4.0%
               6.0%  8.0% 10.0%  12.0%  13.0%  14.0%  20.0%  22.0%  3.0%  4.0%   3.0%   4.0%   5.0   5.0   2.0%   3.0%  4.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%

Responses      7     7     8      8      8      8      8      8     8     8      8      8      8     8     8      8     8     8
Average (%)    7.5%  9.3%  9.8%  10.9%  14.5%  15.3%  19.5%  20.1%  4.1%  4.3%   3.8%   3.9%   6.5   6.9   2.8%   3.3%  4.1%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
FIRST CLASS
------------------------------------------------------------------------------------------------------------------------------------

               9.0%  9.0% 11.0%  11.0%  12.0%  12.0%  20.0%  20.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              10.0% 10.0% 10.0%  10.0%  --     --     13.0%  13.0%  3.0%  3.0%   3.0%   3.0%  10.0  10.0   3.0%   3.0%  4.0%  5.0%
               9.0%  9.0% 11.0%  11.0%  14.0%  14.0%  18.0%  18.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  20.0%  18.0%  22.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               7.0%  9.0% 10.0%  11.0%  11.5%  12.0%  14.0%  16.0%  4.0%  5.0%   3.0%   4.0%   5.0   5.0   2.5%   2.5%  5.0%  5.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               9.0%  9.0% 10.5%  10.5%  21.0%  21.0%  14.0%  14.0%  4.0%  4.0%   3.0%   3.0%   7.0   7.0   3.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 11.0%  11.0%  --     --     --     --     3.5%  3.5%   3.5%   3.5%   5.0  10.0   2.0%   3.0%  4.0%  4.0%
              10.0% 10.0%  9.0%   9.5%  19.0%  19.0%  15.0%  15.0%  8.0%  8.0%   6.0%   6.0%  --    --     2.5%   2.5%  4.0%  4.0%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   3.5%   3.5%  4.0%  4.0%
              10.5% 10.5% 10.5%  10.5%  13.5%  13.5%  --     --     3.5%  3.5%   3.5%   3.5%  10.0  10.0   3.0%   3.0%  5.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
Responses     13    13    13     13     11     11     11     11    13    13     13     13     12    12    13     13    13    13
Average (%)    9.3% 10.5% 10.4%  10.9%  15.8%  16.5%  17.3%  17.8%  4.2%  4.3%  3.7%   3.8%   6.6   7.3   2.8%   3.1%   4.2%  4.3%

------------------------------------------------------------------------------------------------------------------------------------
MID-RATE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.0%  11.0%  13.0%  13.0%  17.0%  17.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  18.0%  17.0%  20.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.0% 10.7% 11.0%  11.5%  14.2%  15.2%  18.0%  18.6%  4.2%  4.2%   3.7%   3.7%   6.4   7.0   2.9%   3.1%  4.0%  4.0%


              ----------------------------------------------------------------------------------------------------------------------
Total
Responses     25    25    26     26     24     24     24     24    26    26     26     26     25    25    26     26    26    26
Weighted
Average (%)    8.9% 10.1% 10.4%  11.1%  14.8%  15.7%  18.3%  18.8%  4.2%  4.3%   3.7%   3.8%   6.5   7.0   2.9%   3.2%  4.1%  4.2%
              ----------------------------------------------------------------------------------------------------------------------

      *as percent of total revenues


18 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MID-RATE                                                                                                    HOTEL - LIMITED SERVICE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              12.0% 12.0% 12.0%  12.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               8.0% 10.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   4.0%   4.0%  5.0%  5.0%

Responses      6     6     6      6      6      6      6      6     6     6      6      6      6     6     6      6     6     6
Average (%)   10.3% 11.5% 11.5%  12.1%  15.7%  16.5%  17.5%  17.8%  3.5%  3.6%   3.7%   3.8%   6.2   6.7   3.3%   3.5%  4.3%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
ECONOMY
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              13.0% 13.0% 13.0%  13.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.0% 11.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   4.0%   5.0%  5.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%

Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.8% 11.6% 11.7%  12.2%  13.8%  14.8%  17.0%  17.4%  3.5%  3.5%   3.9%   3.9%   6.4   7.0   3.4%   3.6%  4.3%  4.3%

Total
Responses     11    11    11     11     11     11     11     11    11    11     11     11     11    11    11     11    11    11
Weighted
Average(%)    10.6% 11.6% 11.6%  12.1%  14.7%  15.7%  17.3%  17.6%  3.5%  3.5%   3.8%   3.8%   6.3   6.8   3.4%   3.6%  4.3%  4.4%

      *as percent of total revenues


                                                                  AUTUMN 1996 19

                                         QUALIFICATIONS OF OF GERALD B. MCNAMARA
================================================================================

Professional Affiliations

            Member, Appraisal Institute (MAI Designation #9380)
            Delaware Certified General Appraiser (Certificate #X1-0000050) Maryland Certified General Appraiser (Certificate #10034)
            New Jersey Certified General Appraiser (Certificate #RG 00811)
            Ohio Certified General Appraiser (Certificate #391901)
            Pennsylvania Certified General Appraiser (Certificate #GA-000267-L) Pennsylvania Real Estate Broker (License #AB-047948-L)

Real Estate Experience

            Associate Director of Cushman & Wakefield of Pennsylvania, Inc. and member of the firms' Retail Property Group which specialize in the valuation and investment counseling on shopping centers. Cushman & Wakefield is an international; full service real estate organization and a Rockefeller Group Company.

            Senior Appraiser, Cushman & Wakefield Valuation Advisory Services Department, specializing in a wide variety of commercial and industrial real estate appraisals and counseling assignments from January, 1989 to March, 1995.

            Staff Appraiser, Cushman & Wakefield Appraisal Division, specializing in commercial and industrial real estate appraisal and investment counseling throughout the nation from February, 1984 to December, 1988.

            Assistant Vice President, Branch Operations, Beneficial Savings Bank, Philadelphia, Pennsylvania, from February, 1973 to February, 1984.

Formal Education

            Saint Vincent College, Latrobe, Pennsylvania
                  Bachelor of Arts - 1972

            Temple University, Philadelphia, Pennsylvania
                  Graduate Program in Finance - 1975-1978
                  Required Courses of Study for State Licensure

            Appraisal Institute, Chicago, Illinois
                  Required Courses of Study Leading to MAI Designation. Various Lectures and Seminars for Continuing Education Credits.

Qualified Expert Witness

            United States Bankruptcy Court,
            Northeastern District of Pennsylvania

            Berks County, Pennsylvania
            Board of Assessment Appeals

            City of Philadelphia
            Board of Revision of Taxes

================================================================================
DISPLAY THIS CERTIFICATE PROMINENTLY NOTIFY AGENCY WITHIN 10 DAYS OF ANY CHANGE

                          Commonwealth of Pennsylvania
                              Department of State
                Bureau of Professional and Occupational Affairs
                    P.O. BOX 2649, Harrisburg, PA 17105-2649

                                 Classification

                               GENERAL APPRAISER

                                     [SEAL]

 Certificate Number      Certification Date      Issued            Expires

   GA-000267 - L            AUG 19 1991        JUN 15 1995       JUN 30 1997


/s/ Gerald B McNamara
-----------------------------------------------------
Signature

/s/ Dorothy Childress
-----------------------------------------------------
Commissioner of Professional and Occupational Affairs


                                          Issued To:

                                          GERALD BRIAN MCNAMARA
                                          213 CLIVEDEN AVENUE
                                          GLENSIDE    PA 19038


   ALTERATION OF THIS DOCUMENT IS A CRIMINAL OFFENSE UNDER 18 PA.C.S.ss.4911
================================================================================

                                            QUALIFICATIONS OF RICHARD W. LATELLA
================================================================================

PROFESSIONAL AFFILIATIONS

Member, American Institute of Real Estate Appraisers
      (MAI Designation #8346)

New York State Certified General Real Estate Appraiser #46000003892 Pennsylvania State Certified General Real Estate Appraiser #GA-001053-R State of Maryland Certified General Real Estate Appraiser #01462
Minnesota Certified General Real Estate Appraiser #20026517

New Jersey Real Estate Salesperson (License #NS-1 30101-A)

Certified Tax Assessor - State of New Jersey

Affiliate Member - International Council of Shopping Centers, ICSC

REAL ESTATE EXPERIENCE

Senior Director, National Retail Valuation Services, Cushman & Wakefield Appraisal Division. Cushman & Wakefield is a national full service real estate organization and a Rockefeller Group Company. While Mr. Latella's experience has been in appraising a full array of property types, his principal focus is in the appraisal and counseling for major retail properties and specialty centers on a national basis. As Senior Director of Cushman & Wakefield's Retail Group his responsibilities include the coordination of the firm's national group of appraisers who specialize in the appraisal of regional malls, department stores and other major retail property types. He has personally appraised and consulted on in excess of 150 regional malls and specialty retail properties across the country.

Senior Appraiser, Valuation Counselors, Princeton, New Jersey, specializing in the appraisal of commercial and industrial real estate, condemnation analyses and feasibility studies for both corporate and institutional clients from July 1980 to April 1983.

Supervisor, State of New Jersey, Division of Taxation. Local Property and Public Utility Branch in Trenton, New Jersey, assisting and advising local municipal and property tax assessors throughout the state from June 1977 to July 1980.

Associate, Warren W. Orpen & Associates, Trenton, New Jersey, assisting in the preparation of appraisals of residential property and condemnation analyses from July 1975 to April 1977.

================================================================================
DISPLAY THIS CERTIFICATE PROMINENTLY NOTIFY AGENCY WITHIN 10 DAYS OF ANY CHANGE

                          Commonwealth of Pennsylvania
                              Department of State
                Bureau of Professional and Occupational Affairs
                    P.O. BOX 2649, Harrisburg, PA 17105-2649

                                 Classification

                               GENERAL APPRAISER

                                     [SEAL]

 Certificate Number      Certification Date      Issued            Expires

   GA-001053 - R            JUN 21 1993        JUN 20 1995       JUN 30 1997



-----------------------------------------------------
Signature

/s/ Dorothy Childress
-----------------------------------------------------
Commissioner of Professional and Occupational Affairs


                                          Issued To:

                                          RICHARD WARREN LATELLA
                                          C&W INC
                                          51 WEST 52ND STREET
                                          NEW YORK     NY 10019


   ALTERATION OF THIS DOCUMENT IS A CRIMINAL OFFENSE UNDER 18 PA.C.S.ss.4911
================================================================================